UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 through December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2015 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Overall, U.S. equities provided slim returns for the second half of 2015, while equity markets in other developed markets posted negative returns and emerging market equities posted double-digit losses. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24, 2015. However, U.S. and other equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The Standard & Poor’s 500 Index (S&P 500) turned in its best one-month performance since October 2011. For the six months ended December 31, 2015, the S&P 500 returned 0.15%, while the MSCI Europe, Australasia and Far East Index returned -5.92% and the MSCI Emerging Markets Index returned -17.18%.

Generally, bond markets had a weak performance during the second half of 2015 as interest rates remained low globally. However, increased volatility in financial markets pushed investors toward lower risk securities in developed market sovereign debt and away from lower-rated bonds. The Barclays U.S. Aggregate Index returned 0.65%, the Barclays High Yield Index returned -6.82% and the Barclays Emerging Market Index returned -1.34% for the second half of 2015.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.57)%
Barclays U.S. Aggregate Index	0.65%
MSCI World Index (net of foreign withholding taxes)	(3.41)%
Access Balanced Composite Benchmark	(2.85)%

Net Assets as of 12/31/2015	$830,637,548

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares underperformed the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, and the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the six months ended December 31, 2015.

The Fund’s investments in emerging market equity and its underweight position in core fixed income led to underperformance relative to the Barclays U.S. Aggregate Index. The Fund’s overweight position in emerging market equities, which underperformed U.S. and other developed market equities, led to underperformance versus the MSCI World Index.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s underweight allocation to fixed income was a leading detractor from performance relative to the composite benchmark, particularly the Fund’s underweight position in core fixed income. The Fund’s overweight position in emerging markets and its security selection in equities in Europe, Australasia and the Far East also detracted from performance relative to the composite benchmark.

The Fund’s security selection in alternative strategies and its underweight position in commodities were leading positive contributors to performance relative to the composite benchmark.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The Fund’s allocations to the International Equity strategy and the Emerging Market Equity strategy delivered negative returns, while its allocation to the Liquid Alternatives strategy provided positive returns.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor an overweight to equities, especially U.S. equities. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. Within emerging markets, the Fund’s managers tilted toward more mature markets in Asia, through passive investment vehicles and active managers whom they believe are poised to capitalize on market opportunities.

Within fixed income, the Fund’s portfolio managers favored an underweight to core bonds, given their opinion that U.S. interest rates would gradually move higher. This underweight position is balanced by an overweight to high yield debt (also known as junk bonds), which offers a yield cushion.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	SPDR S&P 500 ETF Trust	16.5%
2.	JPMorgan Core Bond Fund, Class R6 Shares	11.4
3.	JPMorgan Core Plus Bond Fund, Class R6 Shares	8.3
4.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	8.0
5.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	7.2
6.	JPMorgan High Yield Fund, Class R6 Shares	5.4
7.	iShares Core S&P Mid Cap ETF	3.9
8.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland)	3.3
9.	iShares MSCI EAFE ETF	3.3
10.	JPMorgan Unconstrained Debt Fund, Class R6 Shares	3.0

PORTFOLIO COMPOSITION BY ASSET CLASS*
U.S. Equity	30.7%
Fixed Income	30.2
International Equity	26.8
Money Market	6.8
Alternative Assets	5.5

*	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		(3.72)%	(2.35)%	2.79%	3.80%
With Sales Charge**		(8.06)	(6.74)	1.84	3.03
CLASS C SHARES	January 4, 2010
Without CDSC		(3.90)	(2.77)	2.29	3.31
With CDSC***		(4.90)	(3.77)	2.29	3.31
INSTITUTIONAL CLASS SHARES	September 30, 2009	(3.50)	(1.88)	3.21	4.23
SELECT CLASS SHARES	September 30, 2009	(3.57)	(2.03)	3.07	4.07

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(3.92)%
MSCI World Index (net of foreign withholding taxes)	(3.41)%
Barclays U.S. Aggregate Index	0.65%
Access Growth Composite Benchmark	(3.68)%

Net Assets as of 12/31/2015	$759,553,361

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, and for the six months ended December 31, 2015.

The Fund’s underperformance versus the Barclays U.S. Aggregate Index was due to the Fund’s investments in emerging market equity, which underperformed most other asset classes during the reporting period, and the Fund’s underweight position in core fixed income. The underperformance versus the MSCI World Index was due to its overweight positions in emerging market equities and its allocation to fixed income securities, which lagged behind the MSCI World Index.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s fixed income positioning, particularly its underweight position in core fixed income securities, and its overweight position in emerging market equity were leading detractors from performance relative to the composite benchmark. The Fund’s security selection in alternative investment strategies and its underweight position in commodities were leading contributors to relative performance.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The International Equity strategy and the Emerging Market Equity strategy came under pressure, while the Liquid Alternatives strategy provided positive returns.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor an overweight to equities, especially U.S. large cap equities and equities of developed markets outside the U.S.

Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. Within fixed income, the Fund’s portfolio managers have favored an underweight to core bonds, given their opinion that U.S. interest rates would gradually move higher.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	SPDR S&P 500 ETF Trust	23.6%
2.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	10.3
3.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	9.8
4.	JPMorgan Core Bond Fund, Class R6 Shares	6.4
5.	iShares MSCI EAFE ETF	5.5
6.	iShares Core S&P Mid Cap ETF	4.7
7.	Deutsche Bank AG Notes, Linked to the Performance of the MSCI Europe Index 01/26/16	3.7
8.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland)	3.2
9.	JPMorgan Core Plus Bond Fund, Class R6 Shares	2.5
10.	Oakmark International Fund, Class I Shares	2.4

PORTFOLIO COMPOSITION BY ASSET CLASS*
U.S. Equity	41.6%
International Equity	35.2
Fixed Income	11.1
Money Market	6.8
Alternative Assets	5.3

*	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		(4.07)%	(2.12)%	3.37%	4.69%
With Sales Charge**		(8.38)	(6.55)	2.42	3.92
CLASS C SHARES	January 4, 2010
Without CDSC		(4.35)	(2.63)	2.84	4.20
With CDSC***		(5.35)	(3.63)	2.84	4.20
INSTITUTIONAL CLASS SHARES	September 30, 2009	(3.90)	(1.73)	3.78	5.12
SELECT CLASS SHARES	September 30, 2009	(3.92)	(1.84)	3.63	4.96

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 10.7%
	Consumer Discretionary — 1.6%
	Auto Components — 0.2%
4,600	Aisin Seiki Co., Ltd., (Japan)	197,977
867	Autoliv, Inc., (Sweden), SDR	109,427
4,800	BorgWarner, Inc.	207,504
2,900	Denso Corp., (Japan)	138,578
5,731	ElringKlinger AG, (Germany)	145,483
61,900	GKN plc, (United Kingdom)	280,894
1,800	Koito Manufacturing Co., Ltd., (Japan)	73,813
9,300	Sumitomo Rubber Industries Ltd., (Japan)	120,931

		1,274,607

	Automobiles — 0.2%
3,758	Bayerische Motoren Werke AG, (Germany)	395,911
10,100	Honda Motor Co., Ltd., (Japan)	322,812
14,600	Mitsubishi Motors Corp., (Japan)	123,524
31,200	Nissan Motor Co., Ltd., (Japan)	326,687
7,200	Suzuki Motor Corp., (Japan)	218,763
6,000	Toyota Motor Corp., (Japan)	369,474

		1,757,171

	Distributors — 0.0% (g)
3,100	Pool Corp.	250,418

	Diversified Consumer Services — 0.0% (g)
6,800	ServiceMaster Global Holdings, Inc. (a)	266,832

	Hotels, Restaurants & Leisure — 0.1%
17,923	Compass Group plc, (United Kingdom)	310,574
2,400	Domino’s Pizza, Inc.	267,000
9,280	Greene King plc, (United Kingdom)	127,044
2,950	Wyndham Worldwide Corp.	214,317
95,600	Wynn Macau Ltd., (China)	111,067

		1,030,002

	Household Durables — 0.1%
5,176	Electrolux AB, (Sweden), Series B	124,883
18,100	Panasonic Corp., (Japan)	183,489
8,739	Persimmon plc, (United Kingdom) (a)	260,714
4,100	Sony Corp., (Japan)	100,765
2,600	Tempur Sealy International, Inc. (a)	183,196

		853,047

	Leisure Products — 0.0% (g)
1,250	Polaris Industries, Inc.	107,438

	Media — 0.4%
1,900	Charter Communications, Inc., Class A (a)	347,890
1,600	CyberAgent, Inc., (Japan)	65,924
9,374	Eutelsat Communications S.A., (France)	280,662
8,987	Informa plc, (United Kingdom)	81,219

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
18,546	Liberty Global plc, (United Kingdom), Class A (a)	785,609
8,160	SES S.A., (Luxembourg), FDR	226,111
19,575	Sky plc, (United Kingdom)	320,888
34,804	WPP plc, (United Kingdom)	800,554

		2,908,857

	Multiline Retail — 0.2%
4,150	Dollar Tree, Inc. (a)	320,463
17,500	Lojas Renner S.A., (Brazil)	75,640
25,368	Marks & Spencer Group plc, (United Kingdom)	168,905
3,100	Ryohin Keikaku Co., Ltd., (Japan)	627,786

		1,192,794

	Specialty Retail — 0.2%
126,675	BCA Marketplace plc, (United Kingdom)	322,601
45,674	Kingfisher plc, (United Kingdom)	221,221
1,575	O’Reilly Automotive, Inc. (a)	399,136
4,150	Ross Stores, Inc.	223,312
3,100	Tractor Supply Co.	265,050
3,200	Williams-Sonoma, Inc.	186,912

		1,618,232

	Textiles, Apparel & Luxury Goods — 0.2%
743,000	China Hongxing Sports Ltd., (China) (a)	—	(h)
9,922	Cie Financiere Richemont S.A., (Switzerland)	710,147
9,400	Hanesbrands, Inc.	276,642
778	Kering, (France)	133,018
879	LVMH Moet Hennessy Louis Vuitton SE, (France)	138,065
9,526	Moncler S.p.A., (Italy)	132,563
128,400	Samsonite International S.A.	384,812
1,345	Swatch Group AG (The), (Switzerland)	90,829

		1,866,076

	Total Consumer Discretionary	13,125,474

	Consumer Staples — 1.0%
	Beverages — 0.2%
2,225	Brown-Forman Corp., Class B	220,898
22,200	Diageo plc, (United Kingdom)	606,232
13,100	Kirin Holdings Co., Ltd., (Japan)	177,861
5,601	Pernod-Ricard S.A., (France)	638,763

		1,643,754

	Food & Staples Retailing — 0.0% (g)
3,800	FamilyMart Co., Ltd., (Japan)	176,832

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food & Staples Retailing — continued
51,699	Tesco plc, (United Kingdom) (a)	113,597

		290,429

	Food Products — 0.3%
4,000	Ajinomoto Co., Inc., (Japan)	94,703
4,620	Associated British Foods plc, (United Kingdom)	227,337
2,563	Danone S.A., (France)	173,191
2,800	Mead Johnson Nutrition Co.	221,060
19,280	Nestle S.A., (Switzerland)	1,431,256
6,400	WhiteWave Foods Co. (The) (a)	249,024
71,000	Wilmar International Ltd., (Singapore)	146,496

		2,543,067

	Household Products — 0.1%
3,425	Church & Dwight Co., Inc.	290,714
23,000	PZ Cussons plc, (United Kingdom)	96,373
2,050	Reckitt Benckiser Group plc, (United Kingdom)	189,679

		576,766

	Personal Products — 0.3%
5,776	L’Oreal S.A., (France)	971,551
24,872	Unilever plc, (United Kingdom)	1,066,814

		2,038,365

	Tobacco — 0.1%
5,665	British American Tobacco plc, (United Kingdom)	314,601
10,194	Imperial Tobacco Group plc, (United Kingdom)	538,423
2,700	Japan Tobacco, Inc., (Japan)	99,127

		952,151

	Total Consumer Staples	8,044,532

	Energy — 0.3%
	Energy Equipment & Services — 0.0% (g)
30,000	China Oilfield Services Ltd., (China), Class H	25,779
4,000	Oceaneering International, Inc.	150,080
17,823	WorleyParsons Ltd., (Australia)	59,788

		235,647

	Oil, Gas & Consumable Fuels — 0.3%
81,811	Beach Energy Ltd., (Australia)	29,105
8,075	BG Group plc, (United Kingdom)	117,054
9,740	Enbridge, Inc., (Canada)	323,798
44,775	Oil Search Ltd., (Australia)	217,936
5,550	Range Resources Corp.	136,585

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
8,700	Royal Dutch Shell plc, (Netherlands), Class B, ADR	400,548
14,262	Statoil ASA, (Norway)	198,909
14,688	TOTAL S.A., (France)	658,484

		2,082,419

	Total Energy	2,318,066

	Financials — 2.2%
	Banks — 0.8%
20,513	Australia & New Zealand Banking Group Ltd., (Australia)	413,948
10,939	Barclays plc, (United Kingdom), ADR	141,769
12,310	BNP Paribas S.A., (France)	696,467
68,387	CaixaBank S.A., (Spain)	238,029
9,656	Commerzbank AG, (Germany) (a)	99,636
9,003	Danske Bank A/S, (Denmark)	241,571
40,272	DBS Group Holdings Ltd., (Singapore)	471,968
34,824	DNB ASA, (Norway)	429,074
3,725	HDFC Bank Ltd., (India), ADR	229,460
34,747	ING Groep N.V., (Netherlands), CVA	470,128
117,416	Intesa Sanpaolo S.p.A., (Italy)	389,939
817,412	Lloyds Banking Group plc, (United Kingdom)	879,531
7,100	National Bank of Canada, (Canada)	206,838
28,714	Nordea Bank AB, (Sweden)	315,043
35,346	Royal Bank of Scotland Group plc, (United Kingdom) (a)	157,115
14,268	Standard Chartered plc, (United Kingdom)	118,384
4,600	Sumitomo Mitsui Financial Group, Inc., (Japan)	173,609
81,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	306,774
35,047	Svenska Handelsbanken AB, (Sweden), Class A	465,476
10,414	Swedbank AB, (Sweden), Class A	229,354
18,100	United Overseas Bank Ltd., (Singapore)	249,541

		6,923,654

	Capital Markets — 0.2%
13,300	Apollo Global Management LLC, Class A	201,894
2,561	Close Brothers Group plc, (United Kingdom)	50,502
12,139	Credit Suisse Group AG, (Switzerland) (a)	261,498
2,218	Deutsche Bank AG, (Germany)	53,863
10,290	GAM Holding AG, (Switzerland) (a)	170,326
23,790	Henderson Group plc, (United Kingdom)	108,126
7,300	Invesco Ltd.	244,404
1,800	Julius Baer Group Ltd., (Switzerland) (a)	87,079
4,350	Macquarie Group Ltd., (Australia)	260,230

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
18,400	Och-Ziff Capital Management Group LLC, Class A	114,632
10,763	UBS Group AG, (Switzerland)	208,797

		1,761,351

	Consumer Finance — 0.0% (g)
8,900	Credit Saison Co., Ltd., (Japan)	175,350

	Diversified Financial Services — 0.2%
33,333	Challenger Ltd., (Australia)	210,077
3,043	London Stock Exchange Group plc, (United Kingdom)	123,114
7,600	Markit Ltd., (United Kingdom) (a)	229,292
4,400	McGraw Hill Financial, Inc.	433,752
24,900	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	128,141
4,700	Nasdaq, Inc.	273,399

		1,397,775

	Insurance — 0.8%
183,600	AIA Group Ltd., (Hong Kong)	1,097,025
1,084	Allianz SE, (Germany)	191,085
3,100	Allied World Assurance Co. Holdings AG, (Switzerland)	115,289
8,700	Assured Guaranty Ltd., (Bermuda)	229,941
37,848	Aviva plc, (United Kingdom)	287,284
20,834	AXA S.A., (France)	569,259
45,840	Direct Line Insurance Group plc, (United Kingdom)	274,770
1,348	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	268,572
35,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	193,015
34,589	Prudential plc, (United Kingdom)	779,273
7,604	QBE Insurance Group Ltd., (Australia)	69,160
3,250	RenaissanceRe Holdings Ltd., (Bermuda)	367,868
38,969	RSA Insurance Group plc, (United Kingdom)	244,583
17,330	Sampo OYJ, (Finland), Class A	880,056
4,400	Sony Financial Holdings, Inc., (Japan)	78,704
35,946	Storebrand ASA, (Norway) (a)	140,778
9,400	Sun Life Financial, Inc., (Canada)	293,134
7,300	Tokio Marine Holdings, Inc., (Japan)	281,960

		6,361,756

	Real Estate Investment Trusts (REITs) — 0.1%
47,596	Scentre Group, (Australia)	144,366
738	Unibail-Rodamco SE, (France)	187,401

		331,767

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.1%
7,600	CBRE Group, Inc., Class A (a)	262,808
28,596	Cheung Kong Property Holdings Ltd., (Hong Kong)	184,987
18,714	Deutsche Wohnen AG, (Germany)	517,476
2,000	Mitsui Fudosan Co., Ltd., (Japan)	50,196

		1,015,467

	Total Financials	17,967,120

	Health Care — 1.6%
	Biotechnology — 0.2%
2,488	CSL Ltd., (Australia)	189,685
5,524	Genmab A/S, (Denmark) (a)	734,493
2,649	Grifols S.A., (Preference Shares), (Spain), Class B	85,846
5,450	Medivation, Inc. (a)	263,453

		1,273,477

	Health Care Equipment & Supplies — 0.2%
15,700	Boston Scientific Corp. (a)	289,508
13,964	Elekta AB, (Sweden), Class B	118,650
3,073	Essilor International S.A., (France)	383,006
8,258	GN Store Nord A/S, (Denmark)	149,870
3,775	Medtronic plc, (Ireland)	290,373
557	Sonova Holding AG, (Switzerland)	70,769
8,700	Sysmex Corp., (Japan)	558,059

		1,860,235

	Health Care Providers & Services — 0.3%
2,400	Centene Corp. (a)	157,944
10,800	DaVita HealthCare Partners, Inc. (a)	752,868
11,900	Envision Healthcare Holdings, Inc. (a)	309,043
5,970	Fresenius SE & Co. KGaA, (Germany)	425,256
2,100	Health Net, Inc. (a)	143,766
3,400	Miraca Holdings, Inc., (Japan)	149,605
7,750	Premier, Inc., Class A (a)	273,343
2,175	Universal Health Services, Inc., Class B	259,891

		2,471,716

	Pharmaceuticals — 0.9%
29,700	Astellas Pharma, Inc., (Japan)	422,802
12,880	AstraZeneca plc, (United Kingdom)	870,010
7,402	Bayer AG, (Germany)	924,439
6,600	Catalent, Inc. (a)	165,198
4,400	Endo International plc, (Ireland) (a)	269,368
4,900	GlaxoSmithKline plc, (United Kingdom), ADR	197,715
15,636	Novartis AG, (Switzerland)	1,344,997
21,012	Novo Nordisk A/S, (Denmark), Class B	1,216,557

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
4,190	Roche Holding AG, (Switzerland)	1,161,084
5,685	Sanofi, (France)	484,486
1,100	Shire plc, (Ireland), ADR	225,500
4,500	Takeda Pharmaceutical Co., Ltd., (Japan)	224,368
500	Valeant Pharmaceuticals International, Inc. (a)	50,791

		7,557,315

	Total Health Care	13,162,743

	Industrials — 1.7%
	Aerospace & Defense — 0.3%
2,957	Airbus Group SE, (France)	199,265
6,000	Hexcel Corp.	278,700
2,500	L-3 Communications Holdings, Inc.	298,775
2,900	Rockwell Collins, Inc.	267,670
19,532	Rolls-Royce Holdings plc, (United Kingdom) (a)	165,444
10,450	Safran S.A., (France)	717,944
850	TransDigm Group, Inc. (a)	194,183
26,086	Zodiac Aerospace, (France)	621,116

		2,743,097

	Airlines — 0.0% (g)
3,300	Ryanair Holdings plc, (Ireland), ADR	285,318

	Building Products — 0.1%
30,787	Assa Abloy AB, (Sweden), Class B	644,455

	Commercial Services & Supplies — 0.1%
58,540	AA plc, (United Kingdom)	270,429
335,000	China Everbright International Ltd., (Hong Kong)	428,357
5,500	Copart, Inc. (a)	209,055

		907,841

	Electrical Equipment — 0.2%
9,236	ABB Ltd., (Switzerland) (a)	164,840
4,800	AMETEK, Inc.	257,232
2,250	Hubbell, Inc.	227,340
3,848	Legrand S.A., (France)	217,663
40,000	Mitsubishi Electric Corp., (Japan)	419,874
1,800	Nidec Corp., (Japan)	130,529

		1,417,478

	Industrial Conglomerates — 0.2%
23,596	CK Hutchison Holdings Ltd., (Hong Kong)	317,176
3,061	DCC plc, (Ireland)	255,722
7,600	Jardine Matheson Holdings Ltd., (Hong Kong)	369,284
9,450	Koninklijke Philips N.V., (Netherlands)	241,204

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
27,900	Sembcorp Industries Ltd., (Singapore)	59,803
4,094	Siemens AG, (Germany)	396,078

		1,639,267

	Machinery — 0.3%
3,700	FANUC Corp., (Japan)	637,473
3,900	Flowserve Corp.	164,112
75,000	Kawasaki Heavy Industries Ltd., (Japan)	277,492
8,000	Kubota Corp., (Japan)	123,589
2,600	SMC Corp., (Japan)	675,308
9,300	THK Co., Ltd., (Japan)	172,367
2,250	WABCO Holdings, Inc. (a)	230,085

		2,280,426

	Marine — 0.0% (g)
154	AP Moeller - Maersk A/S, (Denmark), Class B	200,863
31,000	Nippon Yusen KK, (Japan)	75,135

		275,998

	Professional Services — 0.2%
3,294	DKSH Holding AG, (Switzerland) (a)	207,175
4,750	Equifax, Inc.	529,007
1,500	IHS, Inc., Class A (a)	177,645
15,100	Nielsen Holdings plc	703,660
3,200	Recruit Holdings Co., Ltd., (Japan)	94,060
2,800	Verisk Analytics, Inc. (a)	215,264

		1,926,811

	Road & Rail — 0.1%
8,000	Avis Budget Group, Inc. (a)	290,320
2,465	Canadian National Railway Co., (Canada)	137,744
1,500	Central Japan Railway Co., (Japan)	266,301
4,300	Genesee & Wyoming, Inc., Class A (a)	230,867

		925,232

	Trading Companies & Distributors — 0.1%
6,600	AerCap Holdings N.V., (Netherlands) (a)	284,856
6,100	Fastenal Co.	249,002
18,100	Mitsubishi Corp., (Japan)	301,059
25,300	Sumitomo Corp., (Japan)	257,942

		1,092,859

	Transportation Infrastructure — 0.1%
62,210	Sydney Airport, (Australia)	286,310

	Total Industrials	14,425,092

	Information Technology — 1.4%
	Communications Equipment — 0.0% (g)
21,088	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	203,316

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.4%
3,600	Amphenol Corp., Class A	188,028
35,700	Hamamatsu Photonics KK, (Japan)	978,723
1,980	Keyence Corp., (Japan)	1,088,218
5,900	Murata Manufacturing Co., Ltd., (Japan)	848,900

		3,103,869

	Internet Software & Services — 0.2%
1,903	Alibaba Group Holding Ltd., (China), ADR (a)	154,657
980	Baidu, Inc., (China), ADR (a)	185,259
1,275	CoStar Group, Inc. (a)	263,530
5,900	Kakaku.com, Inc., (Japan)	116,051
6,500	Match Group, Inc. (a)	88,075
133	NAVER Corp., (South Korea) (a)	74,166
9,400	Tencent Holdings Ltd., (China)	184,052
56,200	Yahoo! Japan Corp., (Japan)	228,447

		1,294,237

	IT Services — 0.4%
2,750	Alliance Data Systems Corp. (a)	760,567
6,482	Amadeus IT Holding S.A., (Spain)	285,692
6,400	Amdocs Ltd.	349,248
9,500	Booz Allen Hamilton Holding Corp.	293,075
4,950	Gartner, Inc. (a)	448,965
4,400	Global Payments, Inc.	283,844
11,300	Infosys Ltd., (India), ADR	189,275
8,400	NeuStar, Inc., Class A (a)	201,348
6,200	Vantiv, Inc., Class A (a)	294,004

		3,106,018

	Semiconductors & Semiconductor Equipment — 0.3%
7,572	ASML Holding N.V., (Netherlands)	672,784
2,300	Avago Technologies Ltd., (Singapore)	333,845
1,350	Lam Research Corp.	107,217
2,650	NXP Semiconductors N.V., (Netherlands) (a)	223,263
93,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	401,224
18,720	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	425,880
1,700	Tokyo Electron Ltd., (Japan)	102,994
5,600	Xilinx, Inc.	263,032

		2,530,239

	Software — 0.1%
3,133	Gemalto N.V., (Netherlands)	187,987
4,600	Oracle Corp., (Japan)	214,176
7,800	Qlik Technologies, Inc. (a)	246,948
2,880	SAP SE, (Germany)	228,537

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
7,200	Trend Micro, Inc., (Japan)	292,155

		1,169,803

	Technology Hardware, Storage & Peripherals — 0.0% (g)
3,000	Canon, Inc., (Japan)	90,750
101	Samsung Electronics Co., Ltd., (South Korea)	107,725

		198,475

	Total Information Technology	11,605,957

	Materials — 0.2%
	Chemicals — 0.2%
1,255	Air Liquide S.A., (France)	140,894
27,000	Asahi Kasei Corp., (Japan)	182,577
2,751	BASF SE, (Germany)	209,566
2,600	Ecolab, Inc.	297,388
122	Givaudan S.A., (Switzerland) (a)	221,425
4,200	RPM International, Inc.	185,052
9,000	Tosoh Corp., (Japan)	46,296
4,425	Umicore S.A., (Belgium)	185,568

		1,468,766

	Construction Materials — 0.0% (g)
500	Martin Marietta Materials, Inc.	68,290

	Metals & Mining — 0.0% (g)
6,564	Acerinox S.A., (Spain)	66,954
1,600	Agnico-Eagle Mines Ltd., (Canada)	42,055
6,896	Antofagasta plc, (Chile)	47,436
3,858	BHP Billiton Ltd., (Australia)	49,651
11,761	BHP Billiton plc, (Australia)	131,157
2,901	Rio Tinto Ltd., (United Kingdom)	93,817
3,210	Rio Tinto plc, (United Kingdom)	93,460
109,319	South32 Ltd., (Australia) (a)	83,979

		608,509

	Total Materials	2,145,565

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
6,044	KT Corp., (South Korea) (a)	145,617
13,800	Nippon Telegraph & Telephone Corp., (Japan)	549,214
80,000	Singapore Telecommunications Ltd., (Singapore)	206,261
142,948	Telecom Italia S.p.A., (Italy), FDR	146,712
34,656	Telefonica Deutschland Holding AG, (Germany)	182,799
19,942	Telefonica S.A., (Spain)	221,235
18,354	Telstra Corp., Ltd., (Australia)	74,585

		1,526,423

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 0.4%
7,000	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	98,420
7,100	KDDI Corp., (Japan)	184,388
16,000	NTT DOCOMO, Inc., (Japan)	328,186
8,625	SBA Communications Corp., Class A (a)	906,229
12,500	SoftBank Group Corp., (Japan)	630,880
184,600	Vodafone Group plc, (United Kingdom)	598,615
12,181	Vodafone Group plc, (United Kingdom), ADR	392,959

		3,139,677

	Total Telecommunication Services	4,666,100

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
9,201	SSE plc, (United Kingdom)	206,597

	Multi-Utilities — 0.1%
10,794	E.ON SE, (Germany)	103,644
14,830	Engie S.A., (France)	262,687
45,297	National Grid plc, (United Kingdom)	624,717

		991,048

	Total Utilities	1,197,645

	Total Common Stocks (Cost $79,094,139)	88,658,294

Exchange-Traded Funds — 26.5%
	International Equity — 6.0%
468,040	iShares MSCI EAFE ETF	27,497,350
1,062,100	iShares MSCI Japan ETF	12,872,652
194,600	WisdomTree Japan Hedged Equity Fund	9,745,568

	Total International Equity	50,115,570

	U.S. Equity — 20.5%
233,200	iShares Core S&P Mid Cap ETF	32,503,416
676,100	SPDR S&P500 ETF Trust	137,850,029

	Total U.S. Equity	170,353,445

	Total Exchange-Traded Funds (Cost $210,456,872)	220,469,015

Alternative Investment — 3.3%
	Alternative Assets — 3.3%
206,674	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland) (a) (Cost $23,202,321)	27,621,470

Investment Companies — 57.5%
	Alternative Assets — 2.2%
876,505	AQR Managed Futures Strategy Fund, Class R6 Shares	8,922,824
1,037,377	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	9,077,046

	Total Alternative Assets	17,999,870

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 30.4%
8,250,100	JPMorgan Core Bond Fund, Class R6 Shares (b)	95,288,656
8,576,990	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	69,130,539
6,521,954	JPMorgan High Yield Fund, Class R6 Shares (b)	44,544,947
1,795,033	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	18,129,828
2,564,896	JPMorgan Unconstrained Debt Fund, Class R6 Shares (b)	24,725,598

	Total Fixed Income	251,819,568

	International Equity — 10.1%
3,370,110	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	60,122,767
1,126,795	Oakmark International Fund, Class I Shares	24,068,344

	Total International Equity	84,191,111

	Money Market — 6.8%
56,462,495	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (s)	56,462,495

	U.S. Equity — 8.0%
2,485,084	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	66,848,755

	Total Investment Companies (Cost $477,473,939)	477,321,799

PRINCIPAL AMOUNT($)
Structured Note — 2.4%
	International Equity — 2.4%
20,000,000	Deutsche Bank AG Notes, Linked to the Performance of the MSCI Europe Index, 01/26/16 (a) (Cost $20,000,000)	20,097,625

	Total Investments — 100.4% (Cost $810,227,271)	834,168,203
	Liabilities in Excess of Other Assets — (0.4)%	(3,530,655)

	NET ASSETS — 100.0%	$830,637,548

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	88.4%
Ireland	3.5
Japan	1.8
United Kingdom	1.6
Others (each less than 1.0%)	4.7

* Percentages indicated are based on total investments as of December 31, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 14.1%
	Consumer Discretionary — 2.1%
	Auto Components — 0.2%
5,300	Aisin Seiki Co., Ltd., (Japan)	228,103
1,002	Autoliv, Inc., (Sweden), SDR	126,466
6,900	BorgWarner, Inc.	298,287
3,000	Denso Corp., (Japan)	143,356
7,101	ElringKlinger AG, (Germany)	180,261
75,198	GKN plc, (United Kingdom)	341,239
1,600	Koito Manufacturing Co., Ltd., (Japan)	65,612
10,600	Sumitomo Rubber Industries Ltd., (Japan)	137,836

		1,521,160

	Automobiles — 0.3%
4,474	Bayerische Motoren Werke AG, (Germany)	471,343
11,500	Honda Motor Co., Ltd., (Japan)	367,558
17,500	Mitsubishi Motors Corp., (Japan)	148,059
35,900	Nissan Motor Co., Ltd., (Japan)	375,900
8,200	Suzuki Motor Corp., (Japan)	249,147
6,900	Toyota Motor Corp., (Japan)	424,895

		2,036,902

	Distributors — 0.0% (g)
4,400	Pool Corp.	355,432

	Diversified Consumer Services — 0.1%
9,800	ServiceMaster Global Holdings, Inc. (a)	384,552

	Hotels, Restaurants & Leisure — 0.2%
20,523	Compass Group plc, (United Kingdom)	355,627
3,450	Domino’s Pizza, Inc.	383,813
9,840	Greene King plc, (United Kingdom)	134,710
4,300	Wyndham Worldwide Corp.	312,395
122,000	Wynn Macau Ltd., (China)	141,738

		1,328,283

	Household Durables — 0.1%
5,487	Electrolux AB, (Sweden), Series B	132,387
18,900	Panasonic Corp., (Japan)	191,599
10,017	Persimmon plc, (United Kingdom) (a)	298,841
4,300	Sony Corp., (Japan)	105,680
3,800	Tempur Sealy International, Inc. (a)	267,748

		996,255

	Leisure Products — 0.0% (g)
1,725	Polaris Industries, Inc.	148,264

	Media — 0.4%
2,700	Charter Communications, Inc., Class A (a)	494,370
1,800	CyberAgent, Inc., (Japan)	74,164
10,738	Eutelsat Communications S.A., (France)	321,501

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
10,251	Informa plc, (United Kingdom)	92,643
21,309	Liberty Global plc, (United Kingdom), Class A (a)	902,649
605	Liberty Global plc, (United Kingdom), Series C (a)	24,666
7,906	SES S.A., (Luxembourg), FDR	219,073
22,410	Sky plc, (United Kingdom)	367,361
39,819	WPP plc, (United Kingdom)	915,908

		3,412,335

	Multiline Retail — 0.2%
6,000	Dollar Tree, Inc. (a)	463,320
20,000	Lojas Renner S.A., (Brazil)	86,446
28,676	Marks & Spencer Group plc, (United Kingdom)	190,930
3,300	Ryohin Keikaku Co., Ltd., (Japan)	668,288

		1,408,984

	Specialty Retail — 0.3%
134,385	BCA Marketplace plc, (United Kingdom)	342,235
55,637	Kingfisher plc, (United Kingdom)	269,477
2,300	O’Reilly Automotive, Inc. (a)	582,866
6,000	Ross Stores, Inc.	322,860
4,400	Tractor Supply Co.	376,200
4,600	Williams-Sonoma, Inc.	268,686

		2,162,324

	Textiles, Apparel & Luxury Goods — 0.3%
755,000	China Hongxing Sports Ltd., (China) (a)	—	(h)
11,434	Cie Financiere Richemont S.A., (Switzerland)	818,365
13,500	Hanesbrands, Inc.	397,305
896	Kering, (France)	153,194
1,190	LVMH Moet Hennessy Louis Vuitton SE, (France)	186,914
10,775	Moncler S.p.A., (Italy)	149,944
147,000	Samsonite International S.A.	440,556
1,340	Swatch Group AG (The), (Switzerland)	90,491

		2,236,769

	Total Consumer Discretionary	15,991,260

	Consumer Staples — 1.2%
	Beverages — 0.3%
3,200	Brown-Forman Corp., Class B	317,696
25,213	Diageo plc, (United Kingdom)	688,511
14,900	Kirin Holdings Co., Ltd., (Japan)	202,299
6,399	Pernod-Ricard S.A., (France)	729,770

		1,938,276

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food & Staples Retailing — 0.0% (g)
4,400	FamilyMart Co., Ltd., (Japan)	204,754
59,663	Tesco plc, (United Kingdom) (a)	131,096

		335,850

	Food Products — 0.4%
4,000	Ajinomoto Co., Inc., (Japan)	94,703
4,900	Associated British Foods plc, (United Kingdom)	241,115
3,574	Danone S.A., (France)	241,508
4,100	Mead Johnson Nutrition Co.	323,695
22,018	Nestle S.A., (Switzerland)	1,634,512
9,300	WhiteWave Foods Co. (The) (a)	361,863
80,300	Wilmar International Ltd., (Singapore)	165,685

		3,063,081

	Household Products — 0.1%
4,900	Church & Dwight Co., Inc.	415,912
26,500	PZ Cussons plc, (United Kingdom)	111,038
1,700	Reckitt Benckiser Group plc, (United Kingdom)	157,295

		684,245

	Personal Products — 0.3%
6,107	L’Oreal S.A., (France)	1,027,227
27,773	Unilever plc, (United Kingdom)	1,191,244

		2,218,471

	Tobacco — 0.1%
8,585	British American Tobacco plc, (United Kingdom)	476,760
10,994	Imperial Tobacco Group plc, (United Kingdom)	580,677
1,900	Japan Tobacco, Inc., (Japan)	69,756

		1,127,193

	Total Consumer Staples	9,367,116

	Energy — 0.4%
	Energy Equipment & Services — 0.1%
34,000	China Oilfield Services Ltd., (China), Class H	29,216
5,800	Oceaneering International, Inc.	217,616
20,178	WorleyParsons Ltd., (Australia)	67,688

		314,520

	Oil, Gas & Consumable Fuels — 0.3%
94,830	Beach Energy Ltd., (Australia)	33,736
11,745	BG Group plc, (United Kingdom)	170,254
11,195	Enbridge, Inc., (Canada)	372,169
42,350	Oil Search Ltd., (Australia)	206,132
8,100	Range Resources Corp.	199,341

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
9,900	Royal Dutch Shell plc, (Netherlands), Class B, ADR	455,796
16,370	Statoil ASA, (Norway)	228,309
16,737	TOTAL S.A., (France)	750,343

		2,416,080

	Total Energy	2,730,600

	Financials — 2.8%
	Banks — 1.0%
23,214	Australia & New Zealand Banking Group Ltd., (Australia)	468,454
11,746	Barclays plc, (United Kingdom), ADR	152,228
13,367	BNP Paribas S.A., (France)	756,269
73,370	CaixaBank S.A., (Spain)	255,373
11,189	Commerzbank AG, (Germany) (a)	115,455
10,323	Danske Bank A/S, (Denmark)	276,990
45,772	DBS Group Holdings Ltd., (Singapore)	536,425
37,124	DNB ASA, (Norway)	457,413
4,350	HDFC Bank Ltd., (India), ADR	267,960
38,654	ING Groep N.V., (Netherlands), CVA	522,990
133,959	Intesa Sanpaolo S.p.A., (Italy)	444,878
934,875	Lloyds Banking Group plc, (United Kingdom)	1,005,921
8,100	National Bank of Canada, (Canada)	235,969
32,881	Nordea Bank AB, (Sweden)	360,762
37,548	Royal Bank of Scotland Group plc, (United Kingdom) (a)	166,903
16,204	Standard Chartered plc, (United Kingdom)	134,447
4,900	Sumitomo Mitsui Financial Group, Inc., (Japan)	184,931
91,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	344,647
38,267	Svenska Handelsbanken AB, (Sweden), Class A	508,243
11,945	Swedbank AB, (Sweden), Class A	263,072
20,600	United Overseas Bank Ltd., (Singapore)	284,008

		7,743,338

	Capital Markets — 0.3%
19,200	Apollo Global Management LLC, Class A	291,456
2,827	Close Brothers Group plc, (United Kingdom)	55,747
13,563	Credit Suisse Group AG, (Switzerland) (a)	292,173
3,063	Deutsche Bank AG, (Germany)	74,384
11,826	GAM Holding AG, (Switzerland) (a)	195,751
27,380	Henderson Group plc, (United Kingdom)	124,443
10,500	Invesco Ltd.	351,540
2,070	Julius Baer Group Ltd., (Switzerland) (a)	100,141
4,937	Macquarie Group Ltd., (Australia)	295,346

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
26,600	Och-Ziff Capital Management Group LLC, Class A	165,718
11,005	UBS Group AG, (Switzerland)	213,491

		2,160,190

	Consumer Finance — 0.0% (g)
10,100	Credit Saison Co., Ltd., (Japan)	198,992

	Diversified Financial Services — 0.2%
37,765	Challenger Ltd., (Australia)	238,010
2,912	London Stock Exchange Group plc, (United Kingdom)	117,814
11,000	Markit Ltd., (United Kingdom) (a)	331,870
6,400	McGraw Hill Financial, Inc.	630,912
28,100	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	144,609
6,800	Nasdaq, Inc.	395,556

		1,858,771

	Insurance — 1.0%
209,600	AIA Group Ltd., (Hong Kong)	1,252,377
1,245	Allianz SE, (Germany)	219,466
4,300	Allied World Assurance Co. Holdings AG, (Switzerland)	159,917
12,600	Assured Guaranty Ltd., (Bermuda)	333,018
43,356	Aviva plc, (United Kingdom)	329,093
23,806	AXA S.A., (France)	650,465
52,510	Direct Line Insurance Group plc, (United Kingdom)	314,751
1,544	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	307,622
36,500	Ping An Insurance Group Co. of China Ltd., (China), Class H	201,287
39,387	Prudential plc, (United Kingdom)	887,369
10,182	QBE Insurance Group Ltd., (Australia)	92,607
4,700	RenaissanceRe Holdings Ltd., (Bermuda)	531,993
44,725	RSA Insurance Group plc, (United Kingdom)	280,710
19,804	Sampo OYJ, (Finland), Class A	1,005,692
5,700	Sony Financial Holdings, Inc., (Japan)	101,957
40,255	Storebrand ASA, (Norway) (a)	157,654
10,800	Sun Life Financial, Inc., (Canada)	336,793
8,300	Tokio Marine Holdings, Inc., (Japan)	320,584

		7,483,355

	Real Estate Investment Trusts (REITs) — 0.1%
54,228	Scentre Group, (Australia)	164,481
847	Unibail-Rodamco SE, (France)	215,080

		379,561

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.2%
11,100	CBRE Group, Inc., Class A (a)	383,838
32,464	Cheung Kong Property Holdings Ltd., (Hong Kong)	210,009
21,386	Deutsche Wohnen AG, (Germany)	591,362
3,000	Mitsui Fudosan Co., Ltd., (Japan)	75,294

		1,260,503

	Total Financials	21,084,710

	Health Care — 2.2%
	Biotechnology — 0.2%
2,792	CSL Ltd., (Australia)	212,861
5,774	Genmab A/S, (Denmark) (a)	767,735
3,026	Grifols S.A., (Preference Shares), (Spain), Class B	98,063
7,900	Medivation, Inc. (a)	381,886

		1,460,545

	Health Care Equipment & Supplies — 0.3%
22,700	Boston Scientific Corp. (a)	418,588
15,842	Elekta AB, (Sweden), Class B	134,607
3,450	Essilor International S.A., (France)	429,994
9,502	GN Store Nord A/S, (Denmark)	172,447
4,345	Medtronic plc, (Ireland)	334,217
636	Sonova Holding AG, (Switzerland)	80,806
10,000	Sysmex Corp., (Japan)	641,447

		2,212,106

	Health Care Providers & Services — 0.5%
3,500	Centene Corp. (a)	230,335
15,500	DaVita HealthCare Partners, Inc. (a)	1,080,505
17,200	Envision Healthcare Holdings, Inc. (a)	446,684
6,828	Fresenius SE & Co. KGaA, (Germany)	486,374
3,000	Health Net, Inc. (a)	205,380
3,800	Miraca Holdings, Inc., (Japan)	167,206
11,200	Premier, Inc., Class A (a)	395,024
3,125	Universal Health Services, Inc., Class B	373,406

		3,384,914

	Pharmaceuticals — 1.2%
33,600	Astellas Pharma, Inc., (Japan)	478,322
14,810	AstraZeneca plc, (United Kingdom)	1,000,376
8,639	Bayer AG, (Germany)	1,078,928
9,700	Catalent, Inc. (a)	242,791
6,400	Endo International plc, (Ireland) (a)	391,808
5,600	GlaxoSmithKline plc, (United Kingdom), ADR	225,960
17,861	Novartis AG, (Switzerland)	1,536,390
27,239	Novo Nordisk A/S, (Denmark), Class B	1,577,089

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
6,380	Roche Holding AG, (Switzerland)	1,767,952
6,498	Sanofi, (France)	553,771
1,200	Shire plc, (Ireland), ADR	246,000
5,200	Takeda Pharmaceutical Co., Ltd., (Japan)	259,269
500	Valeant Pharmaceuticals International, Inc. (a)	50,792

		9,409,448

	Total Health Care	16,467,013

	Industrials — 2.3%
	Aerospace & Defense — 0.5%
4,000	Airbus Group SE, (France)	269,550
8,650	Hexcel Corp.	401,792
3,600	L-3 Communications Holdings, Inc.	430,236
4,100	Rockwell Collins, Inc.	378,430
24,441	Rolls-Royce Holdings plc, (United Kingdom) (a)	207,026
12,016	Safran S.A., (France)	825,532
1,200	TransDigm Group, Inc. (a)	274,140
29,993	Zodiac Aerospace, (France)	714,143

		3,500,849

	Airlines — 0.1%
4,800	Ryanair Holdings plc, (Ireland), ADR	415,008

	Building Products — 0.1%
35,188	Assa Abloy AB, (Sweden), Class B	736,580

	Commercial Services & Supplies — 0.1%
66,869	AA plc, (United Kingdom)	308,905
383,000	China Everbright International Ltd., (Hong Kong)	489,734
7,900	Copart, Inc. (a)	300,279

		1,098,918

	Electrical Equipment — 0.2%
11,541	ABB Ltd., (Switzerland) (a)	205,979
6,900	AMETEK, Inc.	369,771
3,200	Hubbell, Inc.	323,328
4,414	Legrand S.A., (France)	249,679
46,000	Mitsubishi Electric Corp., (Japan)	482,855
2,000	Nidec Corp., (Japan)	145,032

		1,776,644

	Industrial Conglomerates — 0.2%
26,964	CK Hutchison Holdings Ltd., (Hong Kong)	362,448
3,508	DCC plc, (Ireland)	293,065
7,900	Jardine Matheson Holdings Ltd., (Hong Kong)	383,861
10,685	Koninklijke Philips N.V., (Netherlands)	272,727

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
31,700	Sembcorp Industries Ltd., (Singapore)	67,949
4,584	Siemens AG, (Germany)	443,483

		1,823,533

	Machinery — 0.3%
4,100	FANUC Corp., (Japan)	706,388
5,700	Flowserve Corp.	239,856
75,000	Kawasaki Heavy Industries Ltd., (Japan)	277,492
10,000	Kubota Corp., (Japan)	154,487
2,900	SMC Corp., (Japan)	753,228
10,500	THK Co., Ltd., (Japan)	194,608
3,200	WABCO Holdings, Inc. (a)	327,232

		2,653,291

	Marine — 0.0% (g)
176	AP Moeller—Maersk A/S, (Denmark), Class B	229,558
36,000	Nippon Yusen KK, (Japan)	87,253

		316,811

	Professional Services — 0.4%
3,121	DKSH Holding AG, (Switzerland) (a)	196,294
6,900	Equifax, Inc.	768,453
2,150	IHS, Inc., Class A (a)	254,624
21,900	Nielsen Holdings plc	1,020,540
3,700	Recruit Holdings Co., Ltd., (Japan)	108,757
4,100	Verisk Analytics, Inc. (a)	315,208

		2,663,876

	Road & Rail — 0.2%
11,500	Avis Budget Group, Inc. (a)	417,335
2,615	Canadian National Railway Co., (Canada)	146,126
1,700	Central Japan Railway Co., (Japan)	301,808
6,200	Genesee & Wyoming, Inc., Class A (a)	332,878

		1,198,147

	Trading Companies & Distributors — 0.2%
9,500	AerCap Holdings N.V., (Netherlands) (a)	410,020
8,800	Fastenal Co.	359,216
19,900	Mitsubishi Corp., (Japan)	330,999
28,700	Sumitomo Corp., (Japan)	292,606

		1,392,841

	Transportation Infrastructure — 0.0% (g)
70,387	Sydney Airport, (Australia)	323,944

	Total Industrials	17,900,442

	Information Technology — 1.9%
	Communications Equipment — 0.0% (g)
23,857	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	230,013

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.5%
5,200	Amphenol Corp., Class A	271,596
40,400	Hamamatsu Photonics KK, (Japan)	1,107,575
2,240	Keyence Corp., (Japan)	1,231,115
6,700	Murata Manufacturing Co., Ltd., (Japan)	964,005

		3,574,291

	Internet Software & Services — 0.2%
2,155	Alibaba Group Holding Ltd., (China), ADR (a)	175,137
1,100	Baidu, Inc., (China), ADR (a)	207,944
1,850	CoStar Group, Inc. (a)	382,377
6,700	Kakaku.com, Inc., (Japan)	131,786
9,600	Match Group, Inc. (a)	130,080
149	NAVER Corp., (South Korea) (a)	83,088
10,700	Tencent Holdings Ltd., (China)	209,506
63,800	Yahoo! Japan Corp., (Japan)	259,341

		1,579,259

	IT Services — 0.6%
3,975	Alliance Data Systems Corp. (a)	1,099,366
7,400	Amadeus IT Holding S.A., (Spain)	326,152
9,300	Amdocs Ltd.	507,501
13,700	Booz Allen Hamilton Holding Corp.	422,645
7,200	Gartner, Inc. (a)	653,040
6,350	Global Payments, Inc.	409,639
14,400	Infosys Ltd., (India), ADR	241,200
12,200	NeuStar, Inc., Class A (a)	292,434
8,900	Vantiv, Inc., Class A (a)	422,038

		4,374,015

	Semiconductors & Semiconductor Equipment — 0.4%
8,669	ASML Holding N.V., (Netherlands)	770,254
2,500	Avago Technologies Ltd., (Singapore)	362,875
2,050	Lam Research Corp.	162,811
3,850	NXP Semiconductors N.V., (Netherlands) (a)	324,362
107,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	461,624
19,425	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	441,919
2,300	Tokyo Electron Ltd., (Japan)	139,345
8,100	Xilinx, Inc.	380,457

		3,043,647

	Software — 0.2%
3,603	Gemalto N.V., (Netherlands)	216,187
5,600	Oracle Corp., (Japan)	260,736
11,300	Qlik Technologies, Inc. (a)	357,758
3,295	SAP SE, (Germany)	261,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
9,400	Trend Micro, Inc., (Japan)	381,425

		1,477,575

	Technology Hardware, Storage & Peripherals — 0.0% (g)
3,900	Canon, Inc., (Japan)	117,975
114	Samsung Electronics Co., Ltd., (South Korea)	121,590

		239,565

	Total Information Technology	14,518,365

	Materials — 0.3%
	Chemicals — 0.2%
1,729	Air Liquide S.A., (France)	194,109
31,000	Asahi Kasei Corp., (Japan)	209,625
3,110	BASF SE, (Germany)	236,914
3,725	Ecolab, Inc.	426,065
140	Givaudan S.A., (Switzerland) (a)	254,095
6,100	RPM International, Inc.	268,766
11,000	Tosoh Corp., (Japan)	56,584
5,084	Umicore S.A., (Belgium)	213,204

		1,859,362

	Construction Materials — 0.0% (g)
725	Martin Marietta Materials, Inc.	99,020

	Metals & Mining — 0.1%
7,487	Acerinox S.A., (Spain)	76,368
1,900	Agnico-Eagle Mines Ltd., (Canada)	49,941
7,859	Antofagasta plc, (Chile)	54,061
4,405	BHP Billiton Ltd., (Australia)	56,690
13,395	BHP Billiton plc, (Australia)	149,379
2,752	Rio Tinto Ltd., (United Kingdom)	88,998
3,695	Rio Tinto plc, (United Kingdom)	107,581
123,706	South32 Ltd., (Australia) (a)	95,031

		678,049

	Total Materials	2,636,431

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.2%
6,843	KT Corp., (South Korea) (a)	164,867
15,700	Nippon Telegraph & Telephone Corp., (Japan)	624,830
79,000	Singapore Telecommunications Ltd., (Singapore)	203,683
164,570	Telecom Italia S.p.A., (Italy), FDR	168,903
38,925	Telefonica Deutschland Holding AG, (Germany)	205,317
22,322	Telefonica S.A., (Spain)	247,639
20,476	Telstra Corp., Ltd., (Australia)	83,208

		1,698,447

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 0.5%
7,700	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	108,262
8,200	KDDI Corp., (Japan)	212,956
16,300	NTT DOCOMO, Inc., (Japan)	334,339
12,425	SBA Communications Corp., Class A (a)	1,305,495
13,900	SoftBank Group Corp., (Japan)	701,539
212,160	Vodafone Group plc, (United Kingdom)	687,985
13,800	Vodafone Group plc, (United Kingdom), ADR	445,188

		3,795,764

	Total Telecommunication Services	5,494,211

	Utilities — 0.2%
	Electric Utilities — 0.0% (g)
11,543	SSE plc, (United Kingdom)	259,184

	Multi-Utilities — 0.2%
12,312	E.ON SE, (Germany)	118,220
16,995	Engie S.A., (France)	301,036
49,805	National Grid plc, (United Kingdom)	686,890

		1,106,146

	Total Utilities	1,365,330

	Total Common Stocks (Cost $97,011,932)	107,555,478

Exchange-Traded Funds — 36.6%
	International Equity — 8.3%
717,700	iShares MSCI EAFE ETF	42,164,875
989,500	iShares MSCI Japan ETF	11,992,740
175,130	WisdomTree Japan Hedged Equity Fund	8,770,510

	Total International Equity	62,928,125

	U.S. Equity — 28.3%
254,200	iShares Core S&P Mid Cap ETF	35,430,396
879,900	SPDR S&P500 ETF Trust	179,402,811

	Total U.S. Equity	214,833,207

	Total Exchange-Traded Funds (Cost $268,996,301)	277,761,332

Alternative Investment — 3.2%
	Alternative Assets — 3.2%
180,820	Marshall Wace UCITS Fund plc—MW TOPS UCITS Fund, Class F Shares (Ireland) (a) (Cost $20,303,037)	24,166,145

Investment Companies — 42.7%
	Alternative Assets — 2.2%
826,745	AQR Managed Futures Strategy Fund, Class R6 Shares	8,416,265
923,928	John Hancock Funds II—Absolute Return Currency Fund, Class R6 Shares	8,084,373

	Total Alternative Assets	16,500,638

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 11.1%
4,186,196	JPMorgan Core Bond Fund, Class R6 Shares (b)	48,350,567
2,319,132	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	18,692,205
1,550,388	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	17,209,302

	Total Fixed Income	84,252,074

	International Equity — 12.7%
4,411,784	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	78,706,225
854,708	Oakmark International Fund, Class I Shares	18,256,564

	Total International Equity	96,962,789

	Money Market — 6.8%
51,448,998	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (s)	51,448,998

	U.S. Equity — 9.9%
2,786,158	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	74,947,639

	Total Investment Companies (Cost $313,360,847)	324,112,138

PRINCIPAL AMOUNT($)
Structured Note — 3.7%
	International Equity — 3.7%
28,000,000	Deutsche Bank AG Notes, Linked to the Performance of the MSCI Europe Index, 01/26/16 (a) (Cost $28,000,000)	28,136,674

	Total Investments — 100.3% (Cost $727,672,117)	761,731,767
	Liabilities in Excess of Other Assets — (0.3)%	(2,178,406)

	NET ASSETS — 100.0%	$759,553,361

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	86.3%
Ireland	3.4
Japan	2.3
United Kingdom	2.1
France	1.1
Others (each less than 1.0%)	4.8

* Percentages indicated are based on total investments as of December 31, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australia, and Far East
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depository Receipt
MSCI	— Morgan Stanley Capital International
SDR	— Swedish Depository Receipt
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than $1.
(l)	— The rate shown is the current yield as of December 31, 2015.
(s)	— All or a portion of the position is held by the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are as follows:

Fund	Fund Value	Percentage
Access Balanced Fund	$62,258,798	7.5%
Access Growth Fund	71,248,271	9.4

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	21

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$398,914,618	$472,376,831
Investments in affiliates, at value	435,253,585	289,354,936

Total investment securities, at value	834,168,203	761,731,767
Foreign currency, at value	34,888	39,114
Receivables:
Investment securities sold	92,356	140,050
Fund shares sold	2,518,124	2,628,180
Dividends from non-affiliates	899,773	1,159,198
Dividends from affiliates	8,073	10,726
Tax reclaims	145,953	154,808

Total Assets	837,867,370	765,863,843

LIABILITIES:
Payables:
Due to custodian	182	61
Distributions	6,502,591	5,232,990
Investment securities purchased	113,583	181,711
Fund shares redeemed	73,823	319,054
Accrued liabilities:
Investment advisory fees	275,192	288,913
Administration fees	59,526	54,556
Distribution fees	4,117	5,279
Shareholder servicing fees	92,995	92,056
Custodian and accounting fees	85,291	93,689
Other	22,522	42,173

Total Liabilities	7,229,822	6,310,482

Net Assets	$830,637,548	$759,553,361

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$819,143,245	$733,704,834
Accumulated undistributed (distributions in excess of) net investment income	(5,250,365)	(4,514,502)
Accumulated net realized gains (losses)	(7,181,618)	(3,680,695)
Net unrealized appreciation (depreciation)	23,926,286	34,043,724

Total Net Assets	$830,637,548	$759,553,361

Net Assets:
Class A	$1,587,736	$5,460,527
Class C	6,139,827	6,389,222
Institutional Class	537,746,067	382,357,766
Select Class	285,163,918	365,345,846

Total	$830,637,548	$759,553,361

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	105,474	343,421
Class C	409,938	406,423
Institutional Class	35,705,226	23,985,872
Select Class	18,919,761	22,923,503

Net Asset Value (a):
Class A — Redemption price per share	$15.05	$15.90
Class C — Offering price per share (b)	14.98	15.72
Institutional Class — Offering and redemption price per share	15.06	15.94
Select Class — Offering and redemption price per share	15.07	15.94
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.76	$16.65

Cost of investments in non-affiliates	$379,801,655	$453,336,044
Cost of investments in affiliates	430,425,616	274,336,073
Cost of foreign currency	34,702	38,906

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,007,412	$4,553,391
Dividend income from affiliates	6,173,141	3,199,450
Interest income from non-affiliates	37	35
Interest income from affiliates	15	17
Foreign taxes withheld	(37,554)	(42,522)

Total investment income	10,143,051	7,710,371

EXPENSES:
Investment advisory fees	3,794,672	3,410,413
Administration fees	389,803	350,266
Distribution fees:
Class A	2,219	7,466
Class C	23,676	25,186
Shareholder servicing fees:
Class A	2,219	7,466
Class C	7,892	8,395
Institutional Class	301,864	215,029
Select Class	398,958	493,392
Custodian and accounting fees	83,665	98,821
Interest expense to affiliates	1	352
Professional fees	70,108	70,097
Trustees’ and Chief Compliance Officer’s fees	13,616	13,334
Printing and mailing costs	16,941	16,751
Registration and filing fees	41,544	48,849
Transfer agent fees (See Note 2.F.)	5,938	8,279
Sub-transfer agent fee (See Note 2.F.)	1,192	1,128
Other	9,209	17,445

Total expenses	5,163,517	4,792,669

Less fees waived	(2,201,165)	(1,793,729)
Less earnings credits	(112)	(90)

Net expenses	2,962,240	2,998,850

Net investment income (loss)	7,180,811	4,711,521

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,619,591)	(11,002,923)
Investments in affiliates	(2,905,706)	(84,506)
Foreign currency transactions	21,940	22,796

Net realized gain (loss)	(14,503,357)	(11,064,633)

Distributions of capital gains received from investment company non-affiliates	1,271,617	1,059,155
Distributions of capital gains received from investment company affiliates	6,392,504	6,865,125

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(16,135,425)	(20,849,514)
Investments in affiliates	(17,049,401)	(14,782,366)
Foreign currency translations	(6,178)	(6,116)

Change in net unrealized appreciation/depreciation	(33,191,004)	(35,637,996)

Net realized/unrealized gains (losses)	(40,030,240)	(38,778,349)

Change in net assets resulting from operations	$(32,849,429)	$(34,066,828)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,180,811	$11,953,987	$4,711,521	$7,466,233
Net realized gain (loss)	(14,503,357)	26,623,985	(11,064,633)	25,827,181
Distributions of capital gains received from investment company non-affiliates	1,271,617	2,645,196	1,059,155	2,630,655
Distributions of capital gains received from investment company affiliates	6,392,504	8,462,828	6,865,125	7,419,916
Change in net unrealized appreciation/depreciation	(33,191,004)	(54,550,546)	(35,637,996)	(51,118,747)

Change in net assets resulting from operations	(32,849,429)	(4,864,550)	(34,066,828)	(7,774,762)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(20,894)	(25,479)	(50,433)	(76,696)
From net realized gains	(48,852)	(152,230)	(153,247)	(741,291)
Class C
From net investment income	(63,339)	(50,677)	(43,931)	(61,724)
From net realized gains	(178,468)	(505,397)	(183,506)	(854,065)
Institutional Class
From net investment income	(8,360,887)	(9,866,874)	(4,542,960)	(4,981,575)
From net realized gains	(16,655,650)	(38,656,220)	(11,145,651)	(31,506,889)
Select Class
From net investment income	(4,206,046)	(4,663,669)	(3,969,360)	(4,334,684)
From net realized gains	(8,723,962)	(21,235,980)	(10,306,247)	(31,332,063)

Total distributions to shareholders	(38,258,098)	(75,156,526)	(30,395,335)	(73,888,987)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(150,370,019)	(143,581,664)	(87,438,948)	(127,063,180)

NET ASSETS:
Change in net assets	(221,477,546)	(223,602,740)	(151,901,111)	(208,726,929)
Beginning of period	1,052,115,094	1,275,717,834	911,454,472	1,120,181,401

End of period	$830,637,548	$1,052,115,094	$759,553,361	$911,454,472

Accumulated undistributed (distributed in excess of) net investment income	$(5,250,365)	$219,990	$(4,514,502)	$(619,339)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,050	$323,223	$63,690	$503,673
Distributions reinvested	69,746	177,709	203,680	817,987
Cost of shares redeemed	(283,675)	(1,473,563)	(773,672)	(7,007,460)

Change in net assets resulting from Class A capital transactions	$(212,879)	$(972,631)	$(506,302)	$(5,685,800)

Class C
Proceeds from shares issued	$507,968	$140,846	$11,575	$187,133
Distributions reinvested	241,807	556,074	227,437	915,789
Cost of shares redeemed	(1,022,428)	(4,790,321)	(815,230)	(7,859,285)

Change in net assets resulting from Class C capital transactions	$(272,653)	$(4,093,401)	$(576,218)	$(6,756,363)

Institutional Class
Proceeds from shares issued	$22,187,746	$102,136,520	$13,637,801	$83,277,192
Distributions reinvested	333,515	237,801	285,393	409,041
Cost of shares redeemed	(137,820,545)	(168,842,013)	(79,504,406)	(105,874,117)

Change in net assets resulting from Institutional Class capital transactions	$(115,299,284)	$(66,467,692)	$(65,581,212)	$(22,187,884)

Select Class
Proceeds from shares issued	$19,735,391	$75,219,689	$28,372,424	$90,517,637
Distributions reinvested	219,398	355,519	370,780	780,050
Cost of shares redeemed	(54,539,992)	(147,623,148)	(49,518,420)	(183,730,820)

Change in net assets resulting from Select Class capital transactions	$(34,585,203)	$(72,047,940)	$(20,775,216)	$(92,433,133)

Total change in net assets resulting from capital transactions	$(150,370,019)	$(143,581,664)	$(87,438,948)	$(127,063,180)

SHARE TRANSACTIONS:
Class A
Issued	66	19,051	3,969	27,789
Reinvested	4,636	11,091	12,876	48,805
Redeemed	(18,098)	(89,537)	(48,998)	(404,855)

Change in Class A Shares	(13,396)	(59,395)	(32,153)	(328,261)

Class C
Issued	33,603	8,558	726	10,338
Reinvested	16,172	34,884	14,564	55,254
Redeemed	(65,818)	(289,604)	(48,087)	(457,687)

Change in Class C Shares	(16,043)	(246,162)	(32,797)	(392,095)

Institutional Class
Issued	1,420,087	6,182,871	827,770	4,808,481
Reinvested	22,127	14,773	17,982	24,293
Redeemed	(8,532,111)	(10,090,750)	(4,687,625)	(6,038,613)

Change in Institutional Class Shares	(7,089,897)	(3,893,106)	(3,841,873)	(1,205,839)

Select Class
Issued	1,285,249	4,524,686	1,733,337	5,175,403
Reinvested	14,555	22,105	23,380	46,392
Redeemed	(3,433,222)	(8,856,709)	(2,982,892)	(10,436,586)

Change in Select Class Shares	(2,133,418)	(4,309,918)	(1,226,175)	(5,214,791)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Balanced Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$16.33	$0.09	(h)	$(0.71)	$(0.62)	$(0.19)	$(0.47)	$(0.66)	$—
Year Ended June 30, 2015	17.49	0.11	(h)	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)	—
Year Ended June 30, 2014	16.37	0.15	(h)	1.79	1.94	(0.18)	(0.64)	(0.82)	—
Year Ended June 30, 2013	15.28	0.15	(h)	1.10	1.25	(0.16)	—	(0.16)	—
Year Ended June 30, 2012	16.55	0.17	(h)	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)	—
Year Ended June 30, 2011	14.49	0.22	(h)	2.08	2.30	(0.24)	—	(0.24)	—	(i)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.25	0.06	(h)	(0.70)	(0.64)	(0.16)	(0.47)	(0.63)	—
Year Ended June 30, 2015	17.43	0.02	(h)	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)	—
Year Ended June 30, 2014	16.33	0.06	(h)	1.79	1.85	(0.11)	(0.64)	(0.75)	—
Year Ended June 30, 2013	15.24	0.07	(h)	1.10	1.17	(0.08)	—	(0.08)	—
Year Ended June 30, 2012	16.53	0.10	(h)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)	—
Year Ended June 30, 2011	14.48	0.14	(h)	2.08	2.22	(0.17)	—	(0.17)	—	(i)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	16.34	0.13	(h)	(0.71)	(0.58)	(0.23)	(0.47)	(0.70)	—
Year Ended June 30, 2015	17.50	0.18	(h)	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)	—
Year Ended June 30, 2014	16.38	0.28	(h)	1.74	2.02	(0.26)	(0.64)	(0.90)	—
Year Ended June 30, 2013	15.29	0.24	(h)	1.08	1.32	(0.23)	—	(0.23)	—
Year Ended June 30, 2012	16.57	0.24	(h)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)	—
Year Ended June 30, 2011	14.50	0.29	(h)	2.08	2.37	(0.30)	—	(0.30)	—	(i)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.35	0.12	(h)	(0.71)	(0.59)	(0.22)	(0.47)	(0.69)	—
Year Ended June 30, 2015	17.51	0.16	(h)	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)	—
Year Ended June 30, 2014	16.38	0.16	(h)	1.83	1.99	(0.22)	(0.64)	(0.86)	—
Year Ended June 30, 2013	15.29	0.20	(h)	1.09	1.29	(0.20)	—	(0.20)	—
Year Ended June 30, 2012	16.57	0.22	(h)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)	—
Year Ended June 30, 2011	14.50	0.26	(h)	2.09	2.35	(0.28)	—	(0.28)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$15.05	(3.72)%	$1,587,736	1.02%	1.17%	1.49%	14%
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83
16.55	15.93	11,975,971	1.36	1.36	1.64	112

14.98	(3.90)	6,139,827	1.51	0.72	1.99	14
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
16.53	15.34	24,398,962	1.86	0.88	2.15	112

15.06	(3.50)	537,746,067	0.58	1.60	1.05	14
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
16.57	16.43	56,669,731	0.96	1.77	1.24	112

15.07	(3.57)	285,163,918	0.73	1.47	1.21	14
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
16.57	16.26	1,188,128,817	1.11	1.62	1.40	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$17.22	$0.07	(h)	$(0.78)	$(0.71)	$(0.15)	$(0.46)	$(0.61)	$—
Year Ended June 30, 2015	18.67	0.07	(h)	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)	—
Year Ended June 30, 2014	17.00	0.09	(h)	2.49	2.58	(0.15)	(0.76)	(0.91)	—
Year Ended June 30, 2013	15.36	0.11	(h)	1.64	1.75	(0.11)	—	(0.11)	—
Year Ended June 30, 2012	17.14	0.14	(h)	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)	—
Year Ended June 30, 2011	14.43	0.12	(h)	2.72	2.84	(0.13)	—	(0.13)	—	(i)

Class C
Six Months Ended December 31, 2015 (Unaudited)	17.04	0.03	(h)	(0.78)	(0.75)	(0.11)	(0.46)	(0.57)	—
Year Ended June 30, 2015	18.52	(0.02	)(h)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)	—
Year Ended June 30, 2014	16.89	(0.01	)(h)	2.47	2.46	(0.07)	(0.76)	(0.83)	—
Year Ended June 30, 2013	15.29	0.03	(h)	1.62	1.65	(0.05)	—	(0.05)	—
Year Ended June 30, 2012	17.09	0.07	(h)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)	—
Year Ended June 30, 2011	14.41	0.04	(h)	2.71	2.75	(0.07)	—	(0.07)	—	(i)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	17.27	0.10	(h)	(0.78)	(0.68)	(0.19)	(0.46)	(0.65)	—
Year Ended June 30, 2015	18.69	0.15	(h)	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)	—
Year Ended June 30, 2014	17.02	0.22	(h)	2.43	2.65	(0.22)	(0.76)	(0.98)	—
Year Ended June 30, 2013	15.38	0.21	(h)	1.60	1.81	(0.17)	—	(0.17)	—
Year Ended June 30, 2012	17.16	0.21	(h)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)	—
Year Ended June 30, 2011	14.44	0.19	(h)	2.72	2.91	(0.19)	—	(0.19)	—	(i)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	17.27	0.09	(h)	(0.79)	(0.70)	(0.17)	(0.46)	(0.63)	—
Year Ended June 30, 2015	18.69	0.12	(h)	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)	—
Year Ended June 30, 2014	17.02	0.11	(h)	2.50	2.61	(0.18)	(0.76)	(0.94)	—
Year Ended June 30, 2013	15.38	0.16	(h)	1.63	1.79	(0.15)	—	(0.15)	—
Year Ended June 30, 2012	17.16	0.19	(h)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)	—
Year Ended June 30, 2011	14.44	0.16	(h)	2.73	2.89	(0.17)	—	(0.17)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$15.90	(4.07)%	$5,460,527	1.05%	0.81%		1.48%	15%
17.22	(0.86)	6,468,814	1.16	0.42		1.62	67
18.67	15.45	13,138,908	1.17	0.50	(i)	1.66	104
17.00	11.39	11,492,665	1.37	0.69		1.64	85
15.36	(5.94)	12,486,295	1.36	0.92		1.64	82
17.14	19.69	16,385,606	1.36	0.75		1.66	108

15.72	(4.35)	6,389,222	1.56	0.33		1.99	15
17.04	(1.28)	7,483,257	1.66	(0.12)		2.13	67
18.52	14.84	15,399,069	1.67	(0.06	)(i)	2.16	104
16.89	10.80	20,318,160	1.88	0.16		2.14	85
15.29	(6.33)	28,728,184	1.86	0.43		2.14	82
17.09	19.09	36,338,504	1.86	0.23		2.16	108

15.94	(3.90)	382,357,766	0.64	1.20		1.07	15
17.27	(0.41)	480,555,232	0.75	0.82		1.21	67
18.69	15.89	542,687,646	0.77	1.23	(i)	1.26	104
17.02	11.83	88,098,695	0.93	1.25		1.24	85
15.38	(5.53)	29,951,431	0.95	1.37		1.24	82
17.16	20.20	41,466,055	0.97	1.11		1.25	108

15.94	(3.97)	365,345,846	0.79	1.07		1.22	15
17.27	(0.52)	416,947,169	0.90	0.67		1.36	67
18.69	15.68	548,955,778	0.92	0.59	(i)	1.41	104
17.02	11.66	774,870,186	1.12	0.96		1.39	85
15.38	(5.68)	750,199,631	1.10	1.20		1.39	82
17.16	20.02	881,554,549	1.11	0.98		1.41	108

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of December 31, 2015, net assets of the Access Balanced Fund were $830,637,548 of which $76,571, or approximately less than 0.1%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $8,650,266. As of December 31, 2015, net assets of the Access Growth Fund were $759,553,361 of which $72,488, or approximately less than 0.1%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $6,936,862. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

See Note 2.C. for further details on structured notes.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$4,699,960	$8,425,514	$—	(a)	$13,125,474
Consumer Staples	981,696	7,062,836	—		8,044,532
Energy	1,011,011	1,307,055	—		2,318,066
Financials	3,814,608	14,152,512	—		17,967,120
Health Care	3,648,761	9,513,982	—		13,162,743
Industrials	5,600,119	8,824,973	—		14,425,092
Information Technology	5,300,060	6,305,897	—		11,605,957
Materials	592,785	1,552,780	—		2,145,565
Telecommunication Services	1,543,225	3,122,875	—		4,666,100
Utilities	—	1,197,645	—		1,197,645

Total Common Stocks	27,192,225	61,466,069	—	(a)	88,658,294

Exchange Traded Funds	220,469,015	—	—		220,469,015
Alternative Investment	—	27,621,470	—		27,621,470
Investment Companies	477,321,799	—	—		477,321,799
Structured Note	—	20,097,625	—		20,097,625

Total Investments in Securities	$724,983,039	$109,185,164	$—	(a)	$834,168,203

(a)	Amount rounds to less than $1.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$6,412,094	$9,579,166	$—	(a)	$15,991,260
Consumer Staples	1,419,166	7,947,950	—		9,367,116
Energy	1,244,922	1,485,678	—		2,730,600
Financials	5,091,758	15,992,952	—		21,084,710
Health Care	5,023,376	11,443,637	—		16,467,013
Industrials	7,868,333	10,032,109	—		17,900,442
Information Technology	7,245,179	7,273,186	—		14,518,365
Materials	843,792	1,792,639	—		2,636,431
Telecommunication Services	2,023,812	3,470,399	—		5,494,211
Utilities	—	1,365,330	—		1,365,330

Total Common Stocks	37,172,432	70,383,046	—	(a)	107,555,478

Exchange Traded Funds	277,761,332	—	—		277,761,332
Alternative Investment	—	24,166,145	—		24,166,145
Investment Companies	324,112,138	—	—		324,112,138
Structured Note	—	28,136,674	—		28,136,674

Total Investments in Securities	$639,045,902	$122,685,865	$—	(a)	$761,731,767

(a)	Amount rounds to less than $1.

There were no significant transfers among any levels for the period ended December 31, 2015.

Transfers between fair values are valued utilizing values as of the beginning of the period.

B. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Board, based upon values provided by an approved pricing service for the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as change in net unrealized appreciation or depreciation on the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

C. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds,

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$108,119,571	$—	$12,000,000	$(160,715)	$1,342,595	8,250,100	$95,288,656
JPMorgan Core Plus Bond Fund, Class R6 Shares	88,240,124	11,500,000	29,000,000	(1,009,481)	1,281,410	8,576,990	69,130,539
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	79,719,326	7,000,000	22,799,999	(937,815)	1,160,801	3,370,110	60,122,767
JPMorgan High Yield Fund, Class R6 Shares	59,292,764	—	10,000,000	(753,238)	1,473,962	6,521,954	44,544,947
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	22,468,559	—	4,000,000	(54,688)	152,578	1,795,033	18,129,828
JPMorgan Prime Money Market Fund, Institutional Class Shares	56,161,795	1,111,841,377	1,111,540,677	—	22,697	56,462,495	56,462,495
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	82,479,122	—	7,500,000	6,529,395	335,064	2,485,084	66,848,755
JPMorgan Unconstrained Debt Fund, Class R6 Shares	11,226,733	18,000,000	4,000,000	(126,660)	404,034	2,564,896	24,725,598

	$507,707,994			$3,486,798	$6,173,141		$435,253,585

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$40,309,741	$8,500,000	$—	$95,320	$648,860	4,186,196	$48,350,567
JPMorgan Core Plus Bond Fund, Class R6 Shares	35,978,064	8,000,000	25,000,000	(783,284)	270,451	2,319,132	18,692,205
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	81,425,945	16,500,000	15,050,000	(60,988)	1,519,595	4,411,784	78,706,225
JPMorgan Prime Money Market Fund, Institutional Class Shares	42,642,114	1,029,331,543	1,020,524,659	—	25,196	51,448,998	51,448,998
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	18,000,000	—	—	359,690	1,550,388	17,209,302
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	95,109,061	—	11,000,000	7,529,571	375,658	2,786,158	74,947,639

	$295,464,925			$6,780,619	$3,199,450		$289,354,936

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOPs.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows:

	Class A	Class C	Institutional Class	Select Class	Total
Access Balanced Fund
Transfer agent fees	$256	$247	$2,732	$2,703	$5,938
Sub-transfer agent fees	75	718	298	101	1,192
Access Growth Fund
Transfer agent fees	372	262	5,718	1,927	8,279
Sub-transfer agent fees	107	441	386	194	1,128

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.25% through March 1, 2016.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.80% of each Subsidiary’s respective

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.75% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2015, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	89.0%	85.5%
Capital Guardian	4.2	5.2
TimesSquare	2.6	4.1
T. Rowe Price	4.2	5.2

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$—
Access Growth Fund	290

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.55%	2.05%	1.15%	1.30%
Access Growth Fund	1.55	2.05	1.15	1.30

The expense limitation agreements were in effect for the six months ended December 31, 2015 and are in place until at least October 31, 2016.

The Underlying Funds may impose separate investment advisory and shareholder servicing fees. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 0.80% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Adviser and Distributor have contractually agreed to waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.55% during the period and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least March 1, 2016. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$2,077,257	$123,533	$2,200,790
Access Growth Fund	1,647,579	145,712	1,793,291

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 were as follows:

Access Balanced Fund	$375
Access Growth Fund	438

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Access Balanced Fund and Access Growth Fund incurred $4,331 and $6,740, respectively in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$112,968,445	$249,376,736
Access Growth Fund	107,011,487	190,402,871

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$810,227,271	$50,465,784	$26,524,852	$23,940,932
Access Growth Fund	727,672,117	53,543,462	19,483,812	34,059,650

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively owned shares representing the following percentage of each Fund’s net assets:

Access Balanced Fund	97.6%
Access Growth Fund	96.1

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging market securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015 and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses

Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Periods*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$962.80	$5.03	1.02%
Hypothetical	1,000.00	1,020.01	5.18	1.02
Class C
Actual	1,000.00	961.00	7.44	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Institutional Class
Actual	1,000.00	965.00	2.86	0.58
Hypothetical	1,000.00	1,022.22	2.95	0.58
Select Class
Actual	1,000.00	964.30	3.60	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73

Access Growth Fund
Class A
Actual	1,000.00	959.30	5.17	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class C
Actual	1,000.00	956.50	7.67	1.56
Hypothetical	1,000.00	1,017.29	7.91	1.56
Institutional Class
Actual	1,000.00	961.00	3.15	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Select Class
Actual	1,000.00	960.30	3.89	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	41

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
Access Balanced Fund	$2,906,331	$246,010
Access Growth Fund	3,180,427	342,621

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., and TimesSquare Capital Management, LLC for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or sub-advisers were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-advisers’ senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and JPMPI.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates and sub-advisers to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

affiliates and sub-advisers, the commitment of the Adviser and sub-advisers to provide high quality service to the Funds, their overall confidence in the Adviser’s and sub-advisers’ integrity and the Adviser’s and sub-advisers’ responsiveness to questions or concerns raised by them, including the Adviser’s and sub-advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the underlying J.P. Morgan Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser and certain sub-advisers, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance was in the fifth quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and, based upon this discussion, the Adviser’s, JPMPI’s and/or consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance was in the fifth quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and, based upon this discussion, the Adviser’s, JPMPI’s and/or consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also noted that the Adviser reduced each Fund’s contractual advisory fee from 1.00% to 0.80% and the Adviser, JPMPI, JPMDS and/or JPMFM reduced Fee Caps effective February 23, 2015. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, including the reduction in advisory fee from 1.00% to 0.80% and additional fee waivers and/or expenses reimbursements effective February 23, 2015, in light of this information, the Trustees concluded that the advisory

DECEMBER 31, 2015	JPMORGAN ACCESS FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Unaudited) (continued)

fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was reasonable.

The Trustees noted that the Access Growth Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of this information, including the reduction in advisory fee from 1.00% to 0.80% and additional fee waivers and/or expenses reimbursements effective February 23, 2015, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was reasonable.

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-ACCESS-1215

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2015 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24, 2015, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. For the six months ended December 31, 2015, the S&P 500 returned 0.15%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Funds were managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.99%
Russell 3000 Index	-1.43%

Net Assets as of 12/31/2015 (In Thousands)	$20,935

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 3000 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the industrials and energy sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the financials and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp., Northrop Corp. and Tyson Foods Inc. Shares of Microsoft, a provider of software and services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility. Shares of Northrop, an aerospace and electronics company, rose on strong growth in earnings and dividends. Shares of Tyson Foods, a meat processing company, rose amid industry consolidation and better-than-expected sales.

Leading individual detractors from relative performance included the Fund’s underweight position in Amazon.com Inc. and its overweight positions in Apple Inc. and Devon Energy Corp. Shares of Amazon.com, an online retailer not held in the Fund, rose on continued expansion of its business and an increase in 2015 online holiday season sales. Shares of Apple, a maker of computers and mobile devices, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings. Shares of Devon Energy, an oil and natural gas producer, fell amid continued weakness in global energy prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.8%
2.	Microsoft Corp.	4.7
3.	Northrop Grumman Corp.	3.1
4.	Wells Fargo & Co.	2.7
5.	Gilead Sciences, Inc.	2.6
6.	Citigroup, Inc.	2.6
7.	Cigna Corp.	2.3
8.	Home Depot, Inc. (The)	2.3
9.	Wal-Mart Stores, Inc.	1.8
10.	Tyson Foods, Inc., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.1%
Health Care	17.2
Financials	15.1
Consumer Staples	12.3
Consumer Discretionary	9.2
Industrials	8.2
Energy	5.6
Utilities	2.8
Telecommunication Services	1.8
Materials	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 19, 2005
Without Sales Charge		(1.11)%	0.25%	12.72%	6.39%
With Sales Charge**		(6.29)	(5.02)	11.51	5.82
CLASS C SHARES	February 19, 2005
Without CDSC		(1.36)	(0.25)	12.16	5.86
With CDSC***		(2.36)	(1.25)	12.16	5.86
SELECT CLASS SHARES	February 28, 2003	(0.99)	0.48	13.00	6.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.38%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$3,727,656

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Alphabet Inc. and Amazon.com Inc. and its overweight position in Archer Daniels Midland Co. Shares of Alphabet, the parent company of Google and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Amazon.com, an online retailer not held in the Fund, rose on continued expansion of its business and an increase in 2015 online holiday season sales. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Northrop Corp., Activision Blizzard Inc. and Kroger Co. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Activision, a developer of video games not held in the Benchmark, rose on strong product sales and investor expectations of earnings growth. Shares of Kroger, a supermarket chain, rose on increased consumer spending in the U.S. and an increase in its dividend and a share repurchase program.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.0%
2.	Microsoft Corp.	3.6
3.	Wells Fargo & Co.	3.3
4.	Gilead Sciences, Inc.	2.5
5.	Lowe’s Cos., Inc.	2.3
6.	Northrop Grumman Corp.	2.3
7.	Kroger Co. (The)	2.2
8.	Target Corp.	2.2
9.	eBay, Inc.	2.2
10.	Valero Energy Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Health Care	15.2
Financials	13.7
Consumer Discretionary	10.9
Industrials	9.2
Consumer Staples	9.1
Energy	6.5
Materials	3.0
Telecommunication Services	2.7
Utilities	2.4
Short-Term Investment	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		(1.54)%	(0.60)%	12.45%	6.78%
With Sales Charge**		(6.71)	(5.82)	11.25	6.21
CLASS C SHARES	February 19, 2005
Without CDSC		(1.78)	(1.10)	11.89	6.25
With CDSC***		(2.78)	(2.10)	11.89	6.25
CLASS R2 SHARES	November 3, 2008	(1.67)	(0.85)	12.18	6.59
CLASS R5 SHARES	May 15, 2006	(1.27)	(0.10)	12.98	7.26
CLASS R6 SHARES	November 2, 2015	(1.28)	(0.11)	12.98	7.26
SELECT CLASS SHARES	February 28, 2003	(1.38)	(0.29)	12.75	7.05

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 1, 2015 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, and the Lipper Large-Cap Core Funds Index from December 31, 2005 to

December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.02%
Russell 1000 Growth Index	1.64%

Net Assets as of 12/31/2015 (In Thousands)	$1,081,708

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and energy sectors was a leading positive contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Alphabet Inc. and Amazon.com Inc. and its overweight position in Archer Daniels Midland Co. Shares of Alphabet, the parent company of Google and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Amazon.com, an online retailer not held in the Fund, rose on continued expansion of its business and an increase in 2015 online holiday season sales. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp., NVidia Corp. and Activision Blizzard Inc. Shares of Microsoft, a provider of software and services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility. Shares of NVidia, a semiconductor manufacturer not held in the Benchmark, rose on better than expected earnings throughout 2015 and strength in the gaming end-market toward the end of the year. Shares of Activision, a developer of video games not held in the Benchmark, rose on strong product sales and investor expectations of earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.7%
2.	Microsoft Corp.	4.3
3.	Gilead Sciences, Inc.	3.3
4.	Amgen, Inc.	3.1
5.	Visa, Inc., Class A	2.9
6.	Home Depot, Inc. (The)	2.9
7.	Reynolds American, Inc.	2.3
8.	Delta Air Lines, Inc.	2.2
9.	Lowe’s Cos., Inc.	2.2
10.	eBay, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.8%
Consumer Discretionary	19.1
Health Care	16.4
Industrials	10.3
Consumer Staples	10.2
Financials	4.1
Materials	3.7
Telecommunication Services	2.2
Others (each less than 1.0%)	1.3
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		(0.11)%	1.87%	13.13%	7.69%
With Sales Charge**		(5.36)	(3.48)	11.91	7.11
CLASS C SHARES	February 19, 2005
Without CDSC		(0.35)	1.38	12.58	7.15
With CDSC***		(1.35)	0.38	12.58	7.15
CLASS R2 SHARES	November 3, 2008	(0.23)	1.64	12.86	7.50
CLASS R5 SHARES	May 15, 2006	0.12	2.34	13.65	8.16
CLASS R6 SHARES	November 2, 2015	0.13	2.34	13.65	8.16
SELECT CLASS SHARES	February 28, 2003	0.02	2.15	13.42	7.96

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 1, 2015 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2005 to

December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.38%
Russell Midcap Index	-4.68%

Net Assets as of 12/31/2015 (In Thousands)	$856,495

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the industrials and information technology sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Macy’s Inc., Community Health Systems Inc. and Lexmark International Inc. Shares of Macy’s, a department store retail chain, fell on weakness in earnings and a lowered profit forecast. Shares of Community Health Systems, an owner/operator of hospitals, declined on lower-than-expected earnings amid declining hospital admissions. Shares of Lexmark, a maker of printers and imaging technology, fell on lower-than-expected earnings and revenue.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Leidos Holdings Inc., Huntington Ingalls Industries Inc. and Equinix Inc. Shares of Leidos, a data technology company, rose on better-than-expected earnings and a $4.34 billion contract to build a health records system for the U.S. military. Shares of Huntington Ingalls, a maker and repairer of military ships, rose on better-than-expected earnings and healthy contract growth. Shares of Equinix, an information technology network provider, rose on growth in so-called cloud computing and data center traffic.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.3%
2.	AmerisourceBergen Corp.	2.2
3.	Huntington Ingalls Industries, Inc.	2.0
4.	AECOM	1.9
5.	Computer Sciences Corp.	1.9
6.	Lear Corp.	1.8
7.	Jones Lang LaSalle, Inc.	1.7
8.	United Continental Holdings, Inc.	1.7
9.	Zimmer Biomet Holdings, Inc.	1.6
10.	Ross Stores, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.6%
Consumer Discretionary	14.7
Information Technology	14.4
Industrials	13.1
Health Care	10.3
Consumer Staples	6.2
Utilities	5.6
Materials	4.9
Energy	4.8
Telecommunication Services	0.8
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		(5.53)%	(6.16)%	11.51%	6.99%
With Sales Charge**		(10.49)	(11.09)	10.32	6.41
CLASS C SHARES	March 22, 1999
Without CDSC		(5.77)	(6.70)	10.82	6.32
With CDSC***		(6.77)	(7.70)	10.82	6.32
CLASS R6 SHARES	November 2, 2015	(5.34)	(5.86)	11.80	7.26
SELECT CLASS SHARES	June 1, 1991	(5.38)	(5.90)	11.79	7.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain dis-

tributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.14%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$1,751,448

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the information technology and financials sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the industrials and energy sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in General Electric Co. and Microsoft Corp. and its overweight position in Archer Daniels Midland Co. Shares of General Electric, an industrial conglomerate not held in the Fund, rose on expectations for profit growth after the company shed large parts of its finance business. Shares of Microsoft, a provider of software and services that was not held in the Fund, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Corp. and Valero Energy Corp. and its underweight position in Kinder Morgan Inc. Shares of Northrop, an aerospace and electronics company, rose on strong growth in earnings and dividends. Shares of Valero Energy, a refinery operator specializing in gasoline and diesel fuel, rose on the company’s plans to expand its refining and transport systems to reduce operating costs. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.2%
2.	Pfizer, Inc.	3.7
3.	Citigroup, Inc.	3.2
4.	Bank of America Corp.	2.7
5.	Valero Energy Corp.	2.3
6.	Northrop Grumman Corp.	2.1
7.	General Dynamics Corp.	1.9
8.	LyondellBasell Industries N.V., Class A	1.8
9.	Apple, Inc.	1.8
10.	Ford Motor Co.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.3%
Health Care	12.3
Energy	11.9
Information Technology	11.3
Industrials	10.4
Consumer Staples	6.2
Utilities	5.6
Consumer Discretionary	5.5
Materials	3.0
Telecommunication Services	1.5
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		(6.21)%	(6.29)%	10.94%	6.22%
With Sales Charge**		(11.14)	(11.21)	9.75	5.65
CLASS C SHARES	February 19, 2005
Without CDSC		(6.43)	(6.74)	10.38	5.69
With CDSC***		(7.43)	(7.74)	10.38	5.69
CLASS R2 SHARES	November 3, 2008	(6.32)	(6.51)	10.66	6.03
CLASS R5 SHARES	May 15, 2006	(6.02)	(5.96)	11.32	6.63
CLASS R6 SHARES	November 30, 2010	(6.02)	(5.91)	11.39	6.66
SELECT CLASS SHARES	February 28, 2003	(6.14)	(6.15)	11.11	6.43

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2005 to

December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 9.2%
	Hotels, Restaurants & Leisure — 0.8%
1	McDonald’s Corp.	174

	Internet & Catalog Retail — 1.2%
2	Expedia, Inc.	255

	Media — 1.7%
4	Comcast Corp., Class A	252
2	Time Warner, Inc.	99

		351

	Multiline Retail — 0.7%
2	Target Corp.	153

	Specialty Retail — 4.3%
6	Best Buy Co., Inc.	175
4	Home Depot, Inc. (The)	486
2	Lowe’s Cos., Inc.	175
7	Staples, Inc.	63

		899

	Textiles, Apparel & Luxury Goods — 0.5%
3	Coach, Inc.	99

	Total Consumer Discretionary	1,931

	Consumer Staples — 12.2%
	Beverages — 3.4%
5	Coca-Cola Co. (The)	205
3	Molson Coors Brewing Co., Class B	254
2	PepsiCo, Inc.	245

		704

	Food & Staples Retailing — 3.1%
3	Walgreens Boots Alliance, Inc.	275
6	Wal-Mart Stores, Inc.	383

		658

	Food Products — 4.1%
1	Ingredion, Inc.	117
2	Kraft Heinz Co. (The)	153
4	Mondelez International, Inc., Class A	201
7	Tyson Foods, Inc., Class A	382

		853

	Household Products — 0.2%
1	Energizer Holdings, Inc.	44

	Tobacco — 1.4%
2	Philip Morris International, Inc.	216
2	Reynolds American, Inc.	86

		302

	Total Consumer Staples	2,561

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 5.6%
	Energy Equipment & Services — 0.5%
2	Baker Hughes, Inc.	104

	Oil, Gas & Consumable Fuels — 5.1%
1	Anadarko Petroleum Corp.	51
1	Chevron Corp.	110
3	Devon Energy Corp.	94
1	Exxon Mobil Corp.	105
5	Marathon Petroleum Corp.	270
3	Occidental Petroleum Corp.	174
4	Valero Energy Corp.	269

		1,073

	Total Energy	1,177

	Financials — 15.1%
	Banks — 7.3%
10	Bank of America Corp.	162
10	Citigroup, Inc.	535
5	Fifth Third Bancorp	94
4	SunTrust Banks, Inc.	179
10	Wells Fargo & Co.	555

		1,525

	Capital Markets — 1.1%
2	Bank of New York Mellon Corp. (The)	82
5	Morgan Stanley	151

		233

	Consumer Finance — 1.8%
3	Capital One Financial Corp.	211
3	Discover Financial Services	157

		368

	Diversified Financial Services — 1.1%
6	Voya Financial, Inc.	228

	Insurance — 2.9%
2	Allstate Corp. (The)	121
4	American International Group, Inc.	259
5	Hartford Financial Services Group, Inc. (The)	230

		610

	Real Estate Investment Trusts (REITs) — 0.9%
1	AvalonBay Communities, Inc.	120
1	NorthStar Realty Europe Corp.	14
4	NorthStar Realty Finance Corp.	59
		193

	Total Financials	3,157

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 17.1%
	Biotechnology — 5.9%
2	Amgen, Inc.	327
2	Celgene Corp. (a)	240
5	Gilead Sciences, Inc.	546
1	Vertex Pharmaceuticals, Inc. (a)	120

		1,233

	Health Care Equipment & Supplies — 2.3%
1	Becton, Dickinson and Co.	144
8	Boston Scientific Corp. (a)	143
3	Medtronic plc, (Ireland)	196

		483

	Health Care Providers & Services — 6.6%
1	Aetna, Inc.	59
1	Anthem, Inc.	188
3	Cardinal Health, Inc.	223
3	Cigna Corp.	487
2	Humana, Inc.	268
1	McKesson Corp.	156

		1,381

	Pharmaceuticals — 2.3%
2	AbbVie, Inc.	111
12	Pfizer, Inc.	376

		487

	Total Health Care	3,584

	Industrials — 8.2%
	Aerospace & Defense — 5.1%
2	General Dynamics Corp.	206
1	Lockheed Martin Corp.	234
3	Northrop Grumman Corp.	637

		1,077

	Airlines — 1.9%
3	Delta Air Lines, Inc.	165
4	Southwest Airlines Co.	159
1	United Continental Holdings, Inc. (a)	67

		391

	Construction & Engineering — 0.9%
6	AECOM (a)	179

	Machinery — 0.3%
3	Allison Transmission Holdings, Inc.	73

	Total Industrials	1,720

SHARES		SECURITY DESCRIPTION	VALUE($)

		Information Technology — 24.1%
		Communications Equipment — 2.5%
13		Cisco Systems, Inc.	364
3		QUALCOMM, Inc.	149

			513

		Internet Software & Services — 4.3%
–	(h)	Alphabet, Inc., Class A (a)	247
–	(h)	Alphabet, Inc., Class C (a)	298
2		VeriSign, Inc. (a)	146
6		Yahoo!, Inc. (a)	211

			902

		IT Services — 1.6%
2		MasterCard, Inc., Class A	170
2		Visa, Inc., Class A	155

			325

		Semiconductors & Semiconductor Equipment — 2.5%
3		Broadcom Corp., Class A	191
3		KLA-Tencor Corp.	191
2		Lam Research Corp.	131

			513

		Software — 6.6%
18		Microsoft Corp.	979
5		Oracle Corp.	191
8		Rovi Corp. (a)	133
4		Symantec Corp.	83

			1,386

		Technology Hardware, Storage & Peripherals — 6.6%
9		Apple, Inc.	998
10		Hewlett Packard Enterprise Co.	158
11		HP, Inc.	125
1		SanDisk Corp.	110

			1,391

		Total Information Technology	5,030

		Materials — 1.4%
		Chemicals — 0.8%
3		Dow Chemical Co. (The)	157

		Containers & Packaging — 0.6%
3		Crown Holdings, Inc. (a)	133

		Total Materials	290

		Telecommunication Services — 1.8%
		Diversified Telecommunication Services — 1.8%
7		CenturyLink, Inc.	186

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Telecommunication Services — continued
4	Verizon Communications, Inc.	185

	Total Telecommunication Services	371

	Utilities — 2.8%
	Electric Utilities — 1.1%
3	Entergy Corp.	221

	Gas Utilities — 1.3%
8	UGI Corp.	274

	Independent Power & Renewable Electricity Producers — 0.4%
10	AES Corp.	92

	Total Utilities	587

	Total Common Stocks (Cost $16,480)	20,408

Short-Term Investment — 2.3%
	Investment Company — 2.3%
482	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $482)	482

	Total Investments — 99.8% (Cost $16,962)	20,890
	Other Assets in Excess of Liabilities — 0.2%	45

	NET ASSETS — 100.0%	$20,935

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 11.2%
	Auto Components — 0.2%
245	Goodyear Tire & Rubber Co. (The)	7,998

	Automobiles — 0.8%
2,229	Ford Motor Co.	31,404

	Diversified Consumer Services — 0.8%
18	Graham Holdings Co., Class B	8,487
577	ServiceMaster Global Holdings, Inc. (a)	22,649

		31,136

	Hotels, Restaurants & Leisure — 1.0%
301	Darden Restaurants, Inc.	19,168
474	Restaurant Brands International, Inc., (Canada)	17,705

		36,873

	Household Durables — 1.1%
642	Toll Brothers, Inc. (a)	21,392
122	Whirlpool Corp.	17,962

		39,354

	Media — 2.0%
24	Cable One, Inc.	10,234
155	Comcast Corp., Class A	8,764
2,041	Twenty-First Century Fox, Inc., Class A	55,444

		74,442

	Multiline Retail — 2.2%
1,145	Target Corp.	83,110

	Specialty Retail — 3.1%
856	Best Buy Co., Inc.	26,071
1,156	Lowe’s Cos., Inc.	87,925

		113,996

	Total Consumer Discretionary	418,313

	Consumer Staples — 9.4%
	Food & Staples Retailing — 2.8%
177	CVS Health Corp.	17,295
2,040	Kroger Co. (The)	85,342

		102,637

	Food Products — 3.9%
1,153	Archer-Daniels-Midland Co.	42,285
387	Bunge Ltd.	26,438
315	Ingredion, Inc.	30,151
1,347	Pilgrim’s Pride Corp.	29,755
332	Tyson Foods, Inc., Class A	17,679

		146,308

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.6%
657	Energizer Holdings, Inc.	22,378

	Personal Products — 0.5%
369	Herbalife Ltd. (a)	19,764

	Tobacco — 1.6%
1,239	Reynolds American, Inc.	57,201

	Total Consumer Staples	348,288

	Energy — 6.7%
	Energy Equipment & Services — 2.5%
453	Cameron International Corp. (a)	28,649
1,752	Ensco plc, (United Kingdom), Class A	26,970
155	National Oilwell Varco, Inc.	5,174
823	Noble Corp. plc, (United Kingdom)	8,682
119	Schlumberger Ltd.	8,293
2,181	Seadrill Ltd., (United Kingdom) (a)	7,395
699	Transocean Ltd., (Switzerland)	8,647

		93,810

	Oil, Gas & Consumable Fuels — 4.2%
2,651	Denbury Resources, Inc.	5,355
731	Marathon Oil Corp.	9,206
260	Marathon Petroleum Corp.	13,499
358	Occidental Petroleum Corp.	24,225
202	Tesoro Corp.	21,242
1,172	Valero Energy Corp.	82,879

		156,406

	Total Energy	250,216

	Financials — 14.0%
	Banks — 5.7%
1,240	Bank of America Corp.	20,873
801	Citigroup, Inc.	41,452
522	Fifth Third Bancorp	10,490
152	PNC Financial Services Group, Inc. (The)	14,506
2,332	Wells Fargo & Co.	126,770

		214,091

	Capital Markets — 0.4%
123	Ameriprise Financial, Inc.	13,111

	Consumer Finance — 1.0%
694	Discover Financial Services	37,234

	Diversified Financial Services — 0.8%
297	MSCI, Inc.	21,386
260	Voya Financial, Inc.	9,578

		30,964

	Insurance — 3.8%
199	Allstate Corp. (The)	12,368

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
355	Aspen Insurance Holdings Ltd., (Bermuda)	17,166
150	Everest Re Group Ltd., (Bermuda)	27,427
493	Hartford Financial Services Group, Inc. (The)	21,434
327	Lincoln National Corp.	16,410
208	Prudential Financial, Inc.	16,893
256	Travelers Cos., Inc. (The)	28,915

		140,613

	Real Estate Investment Trusts (REITs) — 1.0%
453	Annaly Capital Management, Inc.	4,253
656	Equity Commonwealth (a)	18,191
159	Vornado Realty Trust	15,863

		38,307

	Real Estate Management & Development — 1.3%
561	CBRE Group, Inc., Class A (a)	19,382
181	Jones Lang LaSalle, Inc.	28,887

		48,269

	Total Financials	522,589

	Health Care — 15.5%
	Biotechnology — 4.7%
498	Amgen, Inc.	80,856
941	Gilead Sciences, Inc.	95,220

		176,076

	Health Care Equipment & Supplies — 2.1%
1,023	Medtronic plc, (Ireland)	78,682

	Health Care Providers & Services — 6.8%
75	Aetna, Inc.	8,120
281	AmerisourceBergen Corp.	29,101
164	Anthem, Inc.	22,924
274	Cigna Corp.	40,080
466	Health Net, Inc. (a)	31,909
232	Humana, Inc.	41,379
68	LifePoint Health, Inc. (a)	5,020
231	McKesson Corp.	45,521
474	Molina Healthcare, Inc. (a)	28,489

		252,543

	Pharmaceuticals — 1.9%
2,227	Pfizer, Inc.	71,889

	Total Health Care	579,190

	Industrials — 9.4%
	Aerospace & Defense — 4.0%
131	General Dynamics Corp.	17,967
110	Huntington Ingalls Industries, Inc.	13,966

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
462	Northrop Grumman Corp.	87,287
584	Spirit AeroSystems Holdings, Inc., Class A (a)	29,251

		148,471

	Airlines — 2.5%
1,600	Delta Air Lines, Inc.	81,114
330	Southwest Airlines Co.	14,201

		95,315

	Building Products — 0.6%
751	Masco Corp.	21,239

	Commercial Services & Supplies — 0.3%
407	Pitney Bowes, Inc.	8,413
302	R.R. Donnelley & Sons Co.	4,445

		12,858

	Construction & Engineering — 0.8%
972	AECOM (a)	29,198

	Machinery — 1.2%
482	Illinois Tool Works, Inc.	44,663

	Total Industrials	351,744

	Information Technology — 22.9%
	Communications Equipment — 0.5%
511	Juniper Networks, Inc.	14,098
33	Palo Alto Networks, Inc. (a)	5,830

		19,928

	Internet Software & Services — 3.1%
3,019	eBay, Inc. (a)	82,957
374	VeriSign, Inc. (a)	32,655

		115,612

	IT Services — 4.0%
285	Amdocs Ltd.	15,557
515	Leidos Holdings, Inc.	28,991
122	MasterCard, Inc., Class A	11,829
1,061	Visa, Inc., Class A	82,257
558	Western Union Co. (The)	10,001

		148,635

	Semiconductors & Semiconductor Equipment — 2.9%
515	KLA-Tencor Corp.	35,681
330	Lam Research Corp.	26,232
1,779	Marvell Technology Group Ltd., (Bermuda)	15,690
929	NVIDIA Corp.	30,626

		108,229

	Software — 7.2%
984	Activision Blizzard, Inc.	38,106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
285	Electronic Arts, Inc. (a)	19,551
2,453	Microsoft Corp.	136,076
288	Nuance Communications, Inc. (a)	5,725
1,876	Oracle Corp.	68,530
		267,988

	Technology Hardware, Storage & Peripherals — 5.2%
1,829	Apple, Inc.	192,552

	Total Information Technology	852,944

	Materials — 3.1%
	Chemicals — 1.8%
766	LyondellBasell Industries N.V., Class A	66,592

	Containers & Packaging — 0.7%
615	Sealed Air Corp.	27,416

	Metals & Mining — 0.6%
1,141	Steel Dynamics, Inc.	20,391

	Total Materials	114,399

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
911	AT&T, Inc.	31,334
749	CenturyLink, Inc.	18,836
1,142	Verizon Communications, Inc.	52,797

	Total Telecommunication Services	102,967

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.4%
	Electric Utilities — 0.8%
441	Entergy Corp.	30,153

	Gas Utilities — 0.8%
878	UGI Corp.	29,628

	Multi-Utilities — 0.8%
774	Public Service Enterprise Group, Inc.	29,950

	Total Utilities	89,731

	Total Common Stocks (Cost $3,046,978)	3,630,381

Short-Term Investment — 5.1%
	Investment Company — 5.1%
191,899	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $191,899)	191,899

	Total Investments — 102.5% (Cost $3,238,877)	3,822,280
	Liabilities in Excess of Other Assets — (2.5)% (c)	(94,624)

	NET ASSETS — 100.0%	$3,727,656

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
881	E-mini S&P 500	03/18/16	USD	$89,659	$1,528

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 19.1%
	Auto Components — 0.4%
147	Goodyear Tire & Rubber Co. (The)	4,786

	Diversified Consumer Services — 1.6%
8	Graham Holdings Co., Class B	4,073
119	H&R Block, Inc.	3,954
237	ServiceMaster Global Holdings, Inc. (a)	9,300

		17,327

	Hotels, Restaurants & Leisure — 1.5%
121	Darden Restaurants, Inc.	7,701
226	Restaurant Brands International, Inc., (Canada)	8,450

		16,151

	Household Durables — 0.7%
3	NVR, Inc. (a)	4,107
88	Toll Brothers, Inc. (a)	2,934

		7,041

	Internet & Catalog Retail — 1.6%
67	Expedia, Inc.	8,365
183	Wayfair, Inc., Class A (a)	8,715

		17,080

	Media — 4.4%
8	Cable One, Inc.	3,643
115	DISH Network Corp., Class A (a)	6,598
223	Interpublic Group of Cos., Inc. (The)	5,182
62	Sinclair Broadcast Group, Inc., Class A	2,024
2,158	Sirius XM Holdings, Inc. (a)	8,782
804	Twenty-First Century Fox, Inc., Class A	21,826

		48,055

	Multiline Retail — 1.8%
262	Target Corp.	19,017

	Specialty Retail — 5.9%
130	Foot Locker, Inc.	8,455
240	Home Depot, Inc. (The)	31,714
311	Lowe’s Cos., Inc.	23,633

		63,802

	Textiles, Apparel & Luxury Goods — 1.2%
56	Carter’s, Inc.	4,959
271	Skechers U.S.A., Inc., Class A (a)	8,190

		13,149

	Total Consumer Discretionary	206,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 10.2%
	Beverages — 1.2%
125	PepsiCo, Inc.	12,470

	Food & Staples Retailing — 2.2%
554	Kroger Co. (The)	23,183

	Food Products — 3.7%
91	Bunge Ltd.	6,200
91	Ingredion, Inc.	8,750
391	Pilgrim’s Pride Corp.	8,628
134	Post Holdings, Inc. (a)	8,262
157	Tyson Foods, Inc., Class A	8,394

		40,234

	Household Products — 0.1%
41	Energizer Holdings, Inc.	1,410

	Personal Products — 0.7%
24	Edgewell Personal Care Co.	1,842
115	Herbalife Ltd. (a)	6,139

		7,981

	Tobacco — 2.3%
547	Reynolds American, Inc.	25,221

	Total Consumer Staples	110,499

	Energy — 0.9%
	Energy Equipment & Services — 0.7%
106	Cameron International Corp. (a)	6,718
45	Ensco plc, (United Kingdom), Class A	686

		7,404

	Oil, Gas & Consumable Fuels — 0.2%
420	Denbury Resources, Inc.	848
120	Marathon Oil Corp.	1,506

		2,354

	Total Energy	9,758

	Financials — 4.1%
	Diversified Financial Services — 1.3%
32	MarketAxess Holdings, Inc.	3,549
87	Moody’s Corp.	8,730
23	Morningstar, Inc.	1,833

		14,112

	Insurance — 0.4%
8	Assurant, Inc.	644
24	Prudential Financial, Inc.	1,962
34	Validus Holdings Ltd., (Bermuda)	1,556

		4,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 1.9%
154	American Tower Corp.	14,891
35	Equity Commonwealth (a)	982
55	Extra Space Storage, Inc.	4,816

		20,689

	Real Estate Management & Development — 0.5%
155	CBRE Group, Inc., Class A (a)	5,346

	Total Financials	44,309

	Health Care — 16.4%
	Biotechnology — 8.9%
210	Amgen, Inc.	34,057
38	Anacor Pharmaceuticals, Inc. (a)	4,270
35	Celgene Corp. (a)	4,227
357	Gilead Sciences, Inc.	36,165
36	United Therapeutics Corp. (a)	5,638
91	Vertex Pharmaceuticals, Inc. (a)	11,451

		95,808

	Health Care Equipment & Supplies — 0.8%
225	Hologic, Inc. (a)	8,713

	Health Care Providers & Services — 6.7%
57	AmerisourceBergen Corp.	5,911
14	Amsurg Corp. (a)	1,079
134	Cardinal Health, Inc.	11,980
124	Centene Corp. (a)	8,174
74	Cigna Corp.	10,814
133	Health Net, Inc. (a)	9,098
96	Humana, Inc.	17,173
145	Molina Healthcare, Inc. (a)	8,689

		72,918

	Total Health Care	177,439

	Industrials — 10.2%
	Aerospace & Defense — 4.7%
291	BWX Technologies, Inc.	9,242
119	Curtiss-Wright Corp.	8,165
67	Huntington Ingalls Industries, Inc.	8,537
39	Northrop Grumman Corp.	7,439
164	Spirit AeroSystems Holdings, Inc., Class A (a)	8,217
38	TransDigm Group, Inc. (a)	8,772

		50,372

	Airlines — 3.5%
86	Alaska Air Group, Inc.	6,956
479	Delta Air Lines, Inc.	24,296
166	Southwest Airlines Co.	7,143

		38,395

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.8%
287	Masco Corp.	8,116

	Commercial Services & Supplies — 0.1%
68	R.R. Donnelley & Sons Co.	994

	Machinery — 0.6%
263	Allison Transmission Holdings, Inc.	6,807

	Professional Services — 0.5%
70	ManpowerGroup, Inc.	5,917

	Total Industrials	110,601

	Information Technology — 28.7%
	Internet Software & Services — 4.0%
11	Alphabet, Inc., Class A (a)	8,247
5	Alphabet, Inc., Class C (a)	4,098
856	eBay, Inc. (a)	23,512
84	VeriSign, Inc. (a)	7,347

		43,204

	IT Services — 5.2%
88	Amdocs Ltd.	4,813
245	Computer Sciences Corp.	8,010
109	Leidos Holdings, Inc.	6,121
146	PayPal Holdings, Inc. (a)	5,296
410	Visa, Inc., Class A	31,757

		55,997

	Semiconductors & Semiconductor Equipment — 2.5%
120	KLA-Tencor Corp.	8,315
109	Lam Research Corp.	8,617
178	Marvell Technology Group Ltd., (Bermuda)	1,573
279	NVIDIA Corp.	9,192

		27,697

	Software — 10.3%
274	Activision Blizzard, Inc.	10,614
45	Aspen Technology, Inc. (a)	1,699
112	Citrix Systems, Inc. (a)	8,435
66	Electronic Arts, Inc. (a)	4,515
56	Fortinet, Inc. (a)	1,758
837	Microsoft Corp.	46,456
412	Nuance Communications, Inc. (a)	8,189
617	Oracle Corp.	22,546
38	Red Hat, Inc. (a)	3,130
116	Take-Two Interactive Software, Inc. (a)	4,028

		111,370

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 6.7%
690	Apple, Inc.	72,582

	Total Information Technology	310,850

	Materials — 3.7%
	Chemicals — 1.4%
170	LyondellBasell Industries N.V., Class A	14,799

	Containers & Packaging — 1.5%
167	Crown Holdings, Inc. (a)	8,452
185	Sealed Air Corp.	8,251

		16,703

	Metals & Mining — 0.8%
486	Steel Dynamics, Inc.	8,688

	Total Materials	40,190

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 1.8%
578	AT&T, Inc.	19,904

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.4%
99	T-Mobile US, Inc. (a)	3,877
	Total Telecommunication Services	23,781

	Utilities — 0.4%
	Electric Utilities — 0.4%
61	Entergy Corp.	4,143

	Total Common Stocks (Cost $835,919)	1,037,978

Short-Term Investment — 3.9%
	Investment Company — 3.9%
42,060	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $42,060)	42,060

	Total Investments — 99.8% (Cost $877,979)	1,080,038
	Other Assets in Excess of Liabilities — 0.2% (c)	1,670

	NET ASSETS — 100.0%	$1,081,708

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
421	E-mini S&P 500	03/18/16	USD	$42,845	$731

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 14.7%
	Auto Components — 1.8%
124	Lear Corp.	15,268

	Diversified Consumer Services — 2.6%
18	Graham Holdings Co., Class B	8,875
337	ServiceMaster Global Holdings, Inc. (a)	13,236

		22,111

	Hotels, Restaurants & Leisure — 0.6%
87	Darden Restaurants, Inc.	5,549

	Internet & Catalog Retail — 1.2%
342	Groupon, Inc. (a)	1,049
200	Liberty Ventures, Series A (a)	9,022

		10,071

	Leisure Products — 0.3%
49	Brunswick Corp.	2,480

	Media — 1.7%
35	Discovery Communications, Inc., Class C (a)	875
56	Interpublic Group of Cos., Inc. (The)	1,313
50	John Wiley & Sons, Inc., Class A	2,256
741	News Corp., Class A	9,905

		14,349

	Multiline Retail — 1.2%
25	Dollar Tree, Inc. (a)	1,915
247	Macy’s, Inc.	8,640

		10,555

	Specialty Retail — 4.8%
379	Best Buy Co., Inc.	11,532
16	GameStop Corp., Class A	440
106	Murphy USA, Inc. (a)	6,414
102	Penske Automotive Group, Inc.	4,298
257	Ross Stores, Inc.	13,845
507	Staples, Inc.	4,802

		41,331

	Textiles, Apparel & Luxury Goods — 0.5%
142	Skechers U.S.A., Inc., Class A (a)	4,284

	Total Consumer Discretionary	125,998

	Consumer Staples — 6.2%
	Food & Staples Retailing — 0.8%
171	Kroger Co. (The)	7,170

	Food Products — 4.2%
202	Bunge Ltd.	13,793

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
144	Ingredion, Inc.	13,772
162	Tyson Foods, Inc., Class A	8,655

		36,220

	Personal Products — 0.6%
91	Herbalife Ltd. (a)	4,869

	Tobacco — 0.6%
103	Reynolds American, Inc.	4,754

	Total Consumer Staples	53,013

	Energy — 4.8%
	Energy Equipment & Services — 1.0%
9	Baker Hughes, Inc.	401
48	Cameron International Corp. (a)	3,046
298	Nabors Industries Ltd.	2,533
108	Rowan Cos. plc, Class A	1,831
196	Seadrill Ltd., (United Kingdom) (a)	666

		8,477

	Oil, Gas & Consumable Fuels — 3.8%
32	Cimarex Energy Co.	2,883
129	EQT Corp.	6,735
160	Gulfport Energy Corp. (a)	3,919
361	Marathon Oil Corp.	4,542
38	Marathon Petroleum Corp.	1,944
57	Murphy Oil Corp.	1,268
8	Noble Energy, Inc.	277
68	PBF Energy, Inc., Class A	2,514
24	QEP Resources, Inc.	324
35	Valero Energy Corp.	2,489
129	World Fuel Services Corp.	4,954
199	WPX Energy, Inc. (a)	1,144

		32,993

	Total Energy	41,470

	Financials — 22.6%
	Banks — 2.9%
43	Citizens Financial Group, Inc.	1,134
64	East West Bancorp, Inc.	2,652
29	Fifth Third Bancorp	585
100	Huntington Bancshares, Inc.	1,107
329	KeyCorp	4,343
71	PacWest Bancorp	3,077
346	Regions Financial Corp.	3,321
14	Signature Bank (a)	2,116
54	SVB Financial Group (a)	6,385

		24,720

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks— continued
	Capital Markets — 0.9%
20	Affiliated Managers Group, Inc. (a)	3,163
88	Lazard Ltd., (Bermuda), Class A	3,952
11	Raymond James Financial, Inc.	620

		7,735

	Consumer Finance — 2.1%
198	Discover Financial Services	10,627
229	Synchrony Financial (a)	6,961

		17,588

	Diversified Financial Services — 1.1%
11	Intercontinental Exchange, Inc.	2,845
81	MSCI, Inc.	5,828
16	Nasdaq, Inc.	925

		9,598

	Insurance — 4.7%
73	Allied World Assurance Co. Holdings AG, (Switzerland)	2,696
74	American Financial Group, Inc.	5,327
5	American National Insurance Co.	542
23	Aon plc, (United Kingdom)	2,112
17	Arch Capital Group Ltd., (Bermuda) (a)	1,210
35	Aspen Insurance Holdings Ltd., (Bermuda)	1,710
35	Assurant, Inc.	2,855
53	Assured Guaranty Ltd., (Bermuda)	1,398
18	Axis Capital Holdings Ltd., (Bermuda)	1,001
21	Endurance Specialty Holdings Ltd., (Bermuda)	1,363
8	Everest Re Group Ltd., (Bermuda)	1,501
15	FNF Group	504
77	Hanover Insurance Group, Inc. (The)	6,247
48	Hartford Financial Services Group, Inc. (The)	2,099
33	Lincoln National Corp.	1,654
44	Principal Financial Group, Inc.	1,970
22	Torchmark Corp.	1,276
101	Unum Group	3,366
34	Validus Holdings Ltd., (Bermuda)	1,569

		40,400

	Real Estate Investment Trusts (REITs) — 9.2%
85	Annaly Capital Management, Inc.	793
80	Apartment Investment & Management Co., Class A	3,214
8	AvalonBay Communities, Inc.	1,547
9	Boston Properties, Inc.	1,148
78	Brandywine Realty Trust	1,060
132	Brixmor Property Group, Inc.	3,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
10	Care Capital Properties, Inc.	296
20	Crown Castle International Corp.	1,738
33	Douglas Emmett, Inc.	1,029
64	Equinix, Inc.	19,445
138	Equity Commonwealth (a)	3,834
49	Equity LifeStyle Properties, Inc.	3,273
10	Equity Residential	824
56	Extra Space Storage, Inc.	4,949
29	Four Corners Property Trust, Inc. (a)	712
15	Mid-America Apartment Communities, Inc.	1,380
11	NorthStar Realty Europe Corp.	132
142	Paramount Group, Inc.	2,567
58	Post Properties, Inc.	3,455
18	Regency Centers Corp.	1,247
8	SL Green Realty Corp.	926
35	Taubman Centers, Inc.	2,693
206	Two Harbors Investment Corp.	1,669
3	Ventas, Inc.	179
49	Vornado Realty Trust	4,878
15	Welltower, Inc.	1,000
318	Weyerhaeuser Co.	9,540
37	WP Carey, Inc.	2,165

		79,101

	Real Estate Management & Development — 1.7%
93	Jones Lang LaSalle, Inc.	14,803

	Total Financials	193,945

	Health Care — 10.3%
	Biotechnology — 2.0%
34	Alnylam Pharmaceuticals, Inc. (a)	3,191
48	BioMarin Pharmaceutical, Inc. (a)	4,997
16	Incyte Corp. (a)	1,692
16	Intercept Pharmaceuticals, Inc. (a)	2,420
64	Medivation, Inc. (a)	3,079
25	Puma Biotechnology, Inc. (a)	1,921

		17,300

	Health Care Equipment & Supplies — 3.2%
6	C.R. Bard, Inc.	1,136

		—
323	Hologic, Inc. (a)	12,493
136	Zimmer Biomet Holdings, Inc.	13,973

		27,602

	Health Care Providers & Services — 3.7%
184	AmerisourceBergen Corp.	19,124
3	Centene Corp. (a)	184
10	Cigna Corp.	1,463

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
122	Community Health Systems, Inc. (a)	3,245
34	Health Net, Inc. (a)	2,293
4	Humana, Inc.	661
87	Premier, Inc., Class A (a)	3,069
43	Tenet Healthcare Corp. (a)	1,297

		31,336

	Pharmaceuticals — 1.4%
71	Endo International plc, (Ireland) (a)	4,371
6	Jazz Pharmaceuticals plc, (Ireland) (a)	899
25	Mallinckrodt plc (a)	1,866
33	Perrigo Co. plc, (Ireland)	4,703

		11,839

	Total Health Care	88,077

	Industrials — 13.1%
	Aerospace & Defense — 2.9%
32	BWX Technologies, Inc.	1,023
137	Huntington Ingalls Industries, Inc.	17,418
4	Northrop Grumman Corp.	680
18	Orbital ATK, Inc.	1,617
80	Spirit AeroSystems Holdings, Inc., Class A (a)	3,981

		24,719

	Airlines — 3.3%
114	Delta Air Lines, Inc.	5,758
345	JetBlue Airways Corp. (a)	7,817
257	United Continental Holdings, Inc. (a)	14,703

		28,278

	Commercial Services & Supplies — 1.6%
369	KAR Auction Services, Inc.	13,675

	Construction & Engineering — 2.5%
536	AECOM (a)	16,093
34	Fluor Corp.	1,596
87	Jacobs Engineering Group, Inc. (a)	3,629

		21,318

	Electrical Equipment — 0.1%
16	Babcock & Wilcox Enterprises, Inc. (a)	337
	Machinery — 2.0%
155	Crane Co.	7,415
47	Ingersoll-Rand plc	2,604
72	Parker-Hannifin Corp.	6,939

		16,958

	Professional Services — 0.6%
64	ManpowerGroup, Inc.	5,378

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.1%
19	Landstar System, Inc.	1,120

	Total Industrials	111,783

	Information Technology — 14.4%
	Communications Equipment — 1.4%
99	Harris Corp.	8,642
105	Juniper Networks, Inc.	2,898

		11,540

	Electronic Equipment, Instruments & Components — 1.0%
79	Avnet, Inc.	3,372
179	Ingram Micro, Inc., Class A	5,441

		8,813

	Internet Software & Services — 0.3%
12	LinkedIn Corp., Class A (a)	2,723

	IT Services — 3.7%
488	Computer Sciences Corp.	15,951
263	Vantiv, Inc., Class A (a)	12,481
268	Xerox Corp.	2,845

		31,277

	Semiconductors & Semiconductor Equipment — 3.8%
469	Applied Materials, Inc.	8,747
61	First Solar, Inc. (a)	3,992
27	Lam Research Corp.	2,121
1,480	Marvell Technology Group Ltd., (Bermuda)	13,057
157	Micron Technology, Inc. (a)	2,220
206	ON Semiconductor Corp. (a)	2,022

		32,159

	Software — 3.0%
70	Cadence Design Systems, Inc. (a)	1,450
164	Citrix Systems, Inc. (a)	12,369
61	Nuance Communications, Inc. (a)	1,207
239	Synopsys, Inc. (a)	10,878

		25,904

	Technology Hardware, Storage & Peripherals — 1.2%
140	Lexmark International, Inc., Class A	4,553
245	NCR Corp. (a)	5,995

		10,548

	Total Information Technology	122,964

	Materials — 4.9%
	Chemicals — 1.7%
13	Ashland, Inc.	1,335
150	Cabot Corp.	6,124

SEE NOTES TO FINANCIAL STATEMENTS

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
13	Huntsman Corp.	151
72	PPG Industries, Inc.	7,145

		14,755

	Containers & Packaging — 1.4%
36	Avery Dennison Corp.	2,274
84	Crown Holdings, Inc. (a)	4,269
51	Sealed Air Corp.	2,288
63	WestRock Co.	2,879

		11,710

	Metals & Mining — 1.2%
9	Nucor Corp.	354
68	Reliance Steel & Aluminum Co.	3,915
344	Steel Dynamics, Inc.	6,144

		10,413

	Paper & Forest Products — 0.6%
49	Domtar Corp., (Canada)	1,826
96	International Paper Co.	3,604

		5,430

	Total Materials	42,308

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
1,534	Frontier Communications Corp.	7,163

	Utilities — 5.6%
	Electric Utilities — 0.7%
78	Entergy Corp.	5,359
8	Pinnacle West Capital Corp.	516

		5,875

	Gas Utilities — 1.0%
242	UGI Corp.	8,162

	Independent Power & Renewable Electricity Producers — 0.4%
388	AES Corp.	3,714

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 3.5%
39	Alliant Energy Corp.	2,407
47	Ameren Corp.	2,049
124	CenterPoint Energy, Inc.	2,273
116	CMS Energy Corp.	4,178
35	Consolidated Edison, Inc.	2,275
62	DTE Energy Co.	4,964
93	Public Service Enterprise Group, Inc.	3,598
57	Sempra Energy	5,359
102	TECO Energy, Inc.	2,709

		29,812

	Total Utilities	47,563

	Total Common Stocks (Cost $764,219)	834,284

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc. PDC CVR, expiring 01/30/17 (a)	6
121	Safeway, Inc. PDC CVR, expiring 01/30/18 (a)	8

	Total Rights (Cost $–)	14

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
22,090	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $22,090)	22,090

	Total Investments — 100.0% (Cost $786,309)	856,388
	Other Assets in Excess of Liabilities — 0.0% (c) (g)	107

	NET ASSETS — 100.0%	$856,495

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
157	S&P Mid Cap 400	03/18/16	USD	$21,878	$(80)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 5.5%
	Automobiles — 1.7%
2,183	Ford Motor Co.	30,763

	Diversified Consumer Services — 0.1%
49	ServiceMaster Global Holdings, Inc. (a)	1,915

	Hotels, Restaurants & Leisure — 0.7%
194	Darden Restaurants, Inc.	12,333

	Household Durables — 0.5%
451	PulteGroup, Inc.	8,028

	Media — 1.4%
206	CBS Corp. (Non-Voting), Class B	9,699
3,561	Sirius XM Holdings, Inc. (a)	14,494

		24,193

	Multiline Retail — 0.7%
102	Macy’s, Inc.	3,575
132	Target Corp.	9,548

		13,123

	Specialty Retail — 0.4%
667	Staples, Inc.	6,314

	Total Consumer Discretionary	96,669

	Consumer Staples — 6.2%
	Food & Staples Retailing — 2.0%
111	CVS Health Corp.	10,892
581	Kroger Co. (The)	24,282

		35,174

	Food Products — 2.4%
715	Archer-Daniels-Midland Co.	26,219
146	Bunge Ltd.	9,996
293	Pilgrim’s Pride Corp.	6,479

		42,694

	Household Products — 0.4%
187	Energizer Holdings, Inc.	6,369

	Personal Products — 1.4%
57	Edgewell Personal Care Co.	4,475
194	Herbalife Ltd. (a)	10,376
257	Nu Skin Enterprises, Inc., Class A	9,730

		24,581

	Total Consumer Staples	108,818

	Energy — 11.9%
	Energy Equipment & Services — 4.5%
75	Baker Hughes, Inc.	3,452
200	Cameron International Corp. (a)	12,653

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
806	Ensco plc, (United Kingdom), Class A	12,400
175	FMC Technologies, Inc. (a)	5,071
418	Frank’s International N.V., (Netherlands)	6,975
335	National Oilwell Varco, Inc.	11,216
1,124	Noble Corp. plc, (United Kingdom)	11,853
106	Schlumberger Ltd.	7,372
2,388	Seadrill Ltd., (United Kingdom) (a)	8,093

		79,085

	Oil, Gas & Consumable Fuels — 7.4%
100	Chevron Corp.	8,965
278	ConocoPhillips	12,961
935	Denbury Resources, Inc.	1,888
148	Devon Energy Corp.	4,746
45	Exxon Mobil Corp.	3,516
584	Marathon Oil Corp.	7,358
396	Marathon Petroleum Corp.	20,523
420	Occidental Petroleum Corp.	28,369
577	Valero Energy Corp.	40,814

		129,140

	Total Energy	208,225

	Financials — 28.3%
	Banks — 11.3%
2,826	Bank of America Corp.	47,567
1,069	Citigroup, Inc.	55,315
855	KeyCorp	11,283
53	PNC Financial Services Group, Inc. (The)	5,020
116	Popular, Inc., (Puerto Rico)	3,296
42	U.S. Bancorp	1,792
1,366	Wells Fargo & Co.	74,253

		198,526

	Capital Markets — 2.0%
111	Ameriprise Financial, Inc.	11,845
100	Goldman Sachs Group, Inc. (The)	18,068
184	Morgan Stanley	5,853

		35,766

	Consumer Finance — 1.2%
22	Capital One Financial Corp.	1,609
344	Discover Financial Services	18,424

		20,033

	Diversified Financial Services — 1.7%
219	MSCI, Inc.	15,811
376	Voya Financial, Inc.	13,871

		29,682

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Insurance — 7.8%
371		Allstate Corp. (The)	23,011
241		Aspen Insurance Holdings Ltd., (Bermuda)	11,640
250		Axis Capital Holdings Ltd., (Bermuda)	14,044
85		Everest Re Group Ltd., (Bermuda)	15,599
329		Hartford Financial Services Group, Inc. (The)	14,277
279		Lincoln National Corp.	14,013
314		Prudential Financial, Inc.	25,595
32		Travelers Cos., Inc. (The)	3,645
315		Validus Holdings Ltd., (Bermuda)	14,567

			136,391

		Real Estate Investment Trusts (REITs) — 2.7%
295		American Capital Agency Corp.	5,114
319		Annaly Capital Management, Inc.	2,990
492		Equity Commonwealth (a)	13,632
212		Hospitality Properties Trust	5,533
117		NorthStar Realty Finance Corp.	1,987
406		Piedmont Office Realty Trust, Inc., Class A	7,673
332		RLJ Lodging Trust	7,183
38		Vornado Realty Trust	3,759

			47,871

		Real Estate Management & Development — 1.6%
388		CBRE Group, Inc., Class A (a)	13,407
86		Jones Lang LaSalle, Inc.	13,700
–	(h)	RMR Group, Inc.(The), Class A (a)	–	(h)

			27,107

		Total Financials	495,376

		Health Care — 12.2%
		Biotechnology — 2.5%
32		Amgen, Inc.	5,243
288		Gilead Sciences, Inc.	29,133
64		United Therapeutics Corp. (a)	9,976

			44,352

		Health Care Equipment & Supplies — 1.1%
254		Alere, Inc. (a)	9,925
29		C.R. Bard, Inc.	5,513
96		Hologic, Inc. (a)	3,695
			19,133

		Health Care Providers & Services — 4.9%
136		AmerisourceBergen Corp.	14,063
52		Anthem, Inc.	7,195
39		Cardinal Health, Inc.	3,481
106		Cigna Corp.	15,482

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
218	Health Net, Inc. (a)	14,890
95	Humana, Inc.	16,905
229	Molina Healthcare, Inc. (a)	13,788

		85,804

	Pharmaceuticals — 3.7%
2,017	Pfizer, Inc.	65,116

	Total Health Care	214,405

	Industrials — 10.4%
	Aerospace & Defense — 5.4%
170	Curtiss-Wright Corp.	11,659
239	General Dynamics Corp.	32,870
195	Northrop Grumman Corp.	36,724
275	Spirit AeroSystems Holdings, Inc., Class A (a)	13,779

		95,032

	Airlines — 1.4%
490	Delta Air Lines, Inc.	24,833
	Commercial Services & Supplies — 1.0%
565	Pitney Bowes, Inc.	11,657
359	R.R. Donnelley & Sons Co.	5,290

		16,947

	Construction & Engineering — 0.9%
494	AECOM (a)	14,847

	Machinery — 1.7%
37	Deere & Co.	2,829
216	Illinois Tool Works, Inc.	20,019
66	Valmont Industries, Inc.	6,955

		29,803

	Total Industrials	181,462

	Information Technology — 11.3%
	Communications Equipment — 2.4%
591	Cisco Systems, Inc.	16,048
523	Juniper Networks, Inc.	14,424
212	QUALCOMM, Inc.	10,587

		41,059

	Internet Software & Services — 0.8%
157	VeriSign, Inc. (a)	13,690

	IT Services — 3.0%
137	Amdocs Ltd.	7,465
427	Computer Sciences Corp.	13,961
393	CoreLogic, Inc. (a)	13,310
73	CSRA, Inc.	2,184
84	International Business Machines Corp.	11,560

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — continued
47	Leidos Holdings, Inc.	2,656
90	Western Union Co. (The)	1,619

		52,755

	Semiconductors & Semiconductor Equipment — 2.5%
146	Intel Corp.	5,033
171	Lam Research Corp.	13,541
793	Micron Technology, Inc. (a)	11,232
672	Teradyne, Inc.	13,888

		43,694

	Software — 0.8%
725	Nuance Communications, Inc. (a)	14,424

	Technology Hardware, Storage & Peripherals — 1.8%
301	Apple, Inc.	31,652

	Total Information Technology	197,274

	Materials — 3.0%
	Chemicals — 1.8%
372	LyondellBasell Industries N.V., Class A	32,335

	Containers & Packaging — 0.6%
221	Sealed Air Corp.	9,857

	Metals & Mining — 0.6%
575	Steel Dynamics, Inc.	10,282

	Total Materials	52,474

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
496	AT&T, Inc.	17,054
407	CenturyLink, Inc.	10,235

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
	Total Telecommunication Services	27,289

	Utilities — 5.6%
	Electric Utilities — 3.4%
490	American Electric Power Co., Inc.	28,529
210	Entergy Corp.	14,355
161	NextEra Energy, Inc.	16,716

		59,600

	Gas Utilities — 0.9%
445	UGI Corp.	15,038

	Independent Power & Renewable Electricity Producers — 0.5%
930	AES Corp.	8,902

	Multi-Utilities — 0.8%
361	Public Service Enterprise Group, Inc.	13,979

	Total Utilities	97,519

	Total Common Stocks (Cost $1,492,568)	1,679,511

Short-Term Investment — 3.9%
	Investment Company — 3.9%
69,084	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $69,084)	69,084

	Total Investments — 99.8% (Cost $1,561,652)	1,748,595
	Other Assets in Excess of Liabilities — 0.2% (c)	2,853

	NET ASSETS — 100.0%	$1,751,448

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
683	E-mini S&P 500	03/18/16	USD	$69,509	$1,091

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than 1,000 (shares or dollars).
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$20,408		$3,630,381		$1,037,978
Investments in affiliates, at value	482		191,899		42,060

Total investment securities, at value	20,890		3,822,280		1,080,038
Cash	—		14		—
Deposits at broker for futures contracts	—		3,554		2,067
Receivables:
Investment securities sold	—		—	(a)	—	(a)
Fund shares sold	54		1,096		545
Dividends from non-affiliates	25		2,693		695
Dividends from affiliates	—	(a)	18		5
Other assets	—		—		28

Total Assets	20,969		3,829,655		1,083,378

LIABILITIES:
Payables:
Investment securities purchased	—		99,289		676
Fund shares redeemed	—	(a)	797		219
Variation margin on futures contracts	—		146		244
Accrued liabilities:
Investment advisory fees	1		1,250		352
Administration fees	—	(a)	260		10
Distribution fees	6		39		56
Shareholder servicing fees	4		60		39
Custodian and accounting fees	10		39		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	10		2
Audit fees	10		27		15
Other	3		82		42

Total Liabilities	34		101,999		1,670

Net Assets	$20,935		$3,727,656		$1,081,708

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$18,946	$3,148,335	$1,034,943
Accumulated undistributed (distributions in excess of) net investment income	2	(271)	(2)
Accumulated net realized gains (losses)	(1,941)	(5,339)	(156,023)
Net unrealized appreciation (depreciation)	3,928	584,931	202,790

Total Net Assets	$20,935	$3,727,656	$1,081,708

Net Assets:
Class A	$9,999	$130,189	$101,039
Class C	6,754	14,175	51,187
Class R2	—	4,368	2,625
Class R5	—	3,312	200,030
Class R6	—	3,311,516	578,229
Select Class	4,182	264,096	148,598

Total	$20,935	$3,727,656	$1,081,708

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	302	3,726	2,484
Class C	208	409	1,279
Class R2	—	128	66
Class R5	—	93	4,911
Class R6	—	94,283	14,203
Select Class	126	7,415	3,601

Net Asset Value (a):
Class A — Redemption price per share	$33.07	$34.94	$40.68
Class C — Offering price per share (b)	32.43	34.64	40.03
Class R2 — Offering and redemption price per share	—	34.23	40.02
Class R5 — Offering and redemption price per share	—	35.64	40.73
Class R6 — Offering and redemption price per share	—	35.12	40.71
Select Class — Offering and redemption price per share	33.23	35.62	41.26
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$34.90	$36.88	$42.93

Cost of investments in non-affiliates	$16,480	$3,046,978	$835,919
Cost of investments in affiliates	482	191,899	42,060

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$834,298	$1,679,511
Investments in affiliates, at value	22,090	69,084

Total investment securities, at value	856,388	1,748,595
Cash	5	17
Deposits at broker for futures contracts	1,073	3,244
Receivables:
Investment securities sold	—	—	(a)
Fund shares sold	1,073	2,757
Dividends from non-affiliates	1,021	1,652
Dividends from affiliates	2	8

Total Assets	859,562	1,756,273

LIABILITIES:
Payables:
Fund shares redeemed	2,170	3,099
Variation margin on futures contracts	204	656
Accrued liabilities:
Investment advisory fees	418	517
Administration fees	22	75
Distribution fees	120	94
Shareholder servicing fees	53	110
Custodian and accounting fees	12	25
Trustees’ and Chief Compliance Officer’s fees	2	3
Audit fees	12	15
Other	54	231

Total Liabilities	3,067	4,825

Net Assets	$856,495	$1,751,448

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$799,194	$1,588,686
Accumulated undistributed (distributions in excess of) net investment income	(181)	(50)
Accumulated net realized gains (losses)	(12,517)	(25,222)
Net unrealized appreciation (depreciation)	69,999	188,034

Total Net Assets	$856,495	$1,751,448

Net Assets:
Class A	$317,019	$260,080
Class C	81,643	48,844
Class R2	—	15,679
Class R5	—	88,457
Class R6	220,902	77,199
Select Class	236,931	1,261,189

Total	$856,495	$1,751,448

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,876	8,235
Class C	5,053	1,563
Class R2	—	499
Class R5	—	2,782
Class R6	11,228	2,427
Select Class	12,037	39,759

Net Asset Value (a):
Class A—Redemption price per share	$18.79	$31.58
Class C—Offering price per share (b)	16.16	31.25
Class R2—Offering and redemption price per share	—	31.42
Class R5—Offering and redemption price per share	—	31.80
Class R6—Offering and redemption price per share	19.67	31.80
Select Class—Offering and redemption price per share	19.68	31.72
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.83	$33.33

Cost of investments in non-affiliates	$764,219	$1,492,568
Cost of investments in affiliates	22,090	69,084

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$403	$35,221	$7,941
Dividend income from affiliates	— (a)	48	17

Total investment income	403	35,269	7,958

EXPENSES:
Investment advisory fees	69	7,474	2,682
Administration fees	9	1,529	439
Distribution fees:
Class A	13	178	129
Class C	25	55	190
Class R2	—	9	5
Shareholder servicing fees:
Class A	13	178	129
Class C	8	18	63
Class R2	—	5	3
Class R5	—	357	49
Select Class	6	1,371	668
Custodian and accounting fees	13	46	21
Professional fees	23	50	25
Trustees’ and Chief Compliance Officer’s fees	— (a)	19	5
Printing and mailing costs	2	28	19
Registration and filing fees	18	50	49
Transfer agent fees (See Note 2.D.)	3	21	15
Sub-transfer agent fees (See Note 2.D.)	7	166	162
Other	2	14	6

Total expenses	211	11,568	4,659

Less fees waived	(77)	(223)	(1,148)
Less expense reimbursements	—	(2)	(6)

Net expenses	134	11,343	3,505

Net investment income (loss)	269	23,926	4,453

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	129	48,974	13,324
Futures	—	(2,455)	(1,727)
Foreign currency transactions	—	2	— (a)

Net realized gain (loss)	129	46,521	11,597

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(648)	(118,781)	(15,002)
Futures	—	2,662	1,221

Change in net unrealized appreciation/depreciation	(648)	(116,119)	(13,781)

Net realized/unrealized gains (losses)	(519)	(69,598)	(2,184)

Change in net assets resulting from operations	$(250)	$(45,672)	$2,269

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$9,144	$22,046
Dividend income from affiliates	10	23

Total investment income	9,154	22,069

EXPENSES:
Investment advisory fees	3,001	3,570
Administration fees	378	731
Distribution fees:
Class A	437	306
Class C	318	193
Class R2	—	37
Shareholder servicing fees:
Class A	437	306
Class C	106	64
Class R2	—	18
Class R5	—	23
Select Class	523	1,658
Custodian and accounting fees	30	28
Professional fees	25	28
Trustees’ and Chief Compliance Officer’s fees	5	9
Printing and mailing costs	41	76
Registration and filing fees	74	80
Transfer agent fees (See Note 2.D.)	34	51
Sub-transfer agent fees (See Note 2.D.)	391	1,012
Other	6	7

Total expenses	5,806	8,197

Less fees waived	(942)	(1,947)
Less expense reimbursements	(1)	(9)

Net expenses	4,863	6,241

Net investment income (loss)	4,291	15,828

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,621)	25,953
Futures	(2,877)	(3,856)

Net realized gain (loss)	(5,498)	22,097

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(53,071)	(153,599)
Futures	214	1,534

Change in net unrealized appreciation/depreciation	(52,857)	(152,065)

Net realized/unrealized gains (losses)	(58,355)	(129,968)

Change in net assets resulting from operations	$(54,064)	$(114,140)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$269	$161	$23,926	$49,610
Net realized gain (loss)	129	1,123	46,521	242,651
Change in net unrealized appreciation/depreciation	(648)	181	(116,119)	(13,084)

Change in net assets resulting from operations	(250)	1,465	(45,672)	279,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(166)	(78)	(997)	(1,555)
From net realized gains	—	—	(7,771)	(7,056)
Class C
From net investment income	(82)	(37)	(59)	(59)
From net realized gains	—	—	(875)	(488)
Class R2
From net investment income	—	—	(39)	(8)
From net realized gains	—	—	(263)	(20)
Class R5
From net investment income	—	—	—	(22,291)
From net realized gains	—	—	(200)	(75,877)
Class R6 (a)
From net investment income	—	—	(47,617)	—
From net realized gains	—	—	(196,504)	—
Select Class
From net investment income	(80)	(33)	(411)	(17,845)
From net realized gains	—	—	(16,260)	(72,997)

Total distributions to shareholders	(328)	(148)	(270,996)	(198,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,127)	4,710	334,687	645,023

NET ASSETS:
Change in net assets	(1,705)	6,027	18,019	726,004
Beginning of period	22,640	16,613	3,709,637	2,983,633

End of period	$20,935	$22,640	$3,727,656	$3,709,637

Accumulated undistributed (distributions in excess of) net investment income	$2	$61	$(271)	$24,926

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,453	$7,255	$4,291	$3,270
Net realized gain (loss)	11,597	86,067	(5,498)	83,487
Change in net unrealized appreciation/depreciation	(13,781)	586	(52,857)	(52,938)

Change in net assets resulting from operations	2,269	93,908	(54,064)	33,819

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(645)	(320)	(1,481)	(1,100)
From net realized gains	—	—	(27,036)	(33,270)
Class B (a)
From net investment income	—	—	—	(5)
From net realized gains	—	—	—	(722)
Class C
From net investment income	(111)	(45)	(279)	(75)
From net realized gains	—	—	(7,872)	(8,490)
Class R2
From net investment income	(19)	(1)	—	—
Class R5
From net investment income	(2,127)	(995)	—	—
Class R6 (b)
From net investment income	(6,464)	—	(1,140)	—
From net realized gains	—	—	(17,654)	—
Select Class
From net investment income	(70)	(3,526)	(1,549)	(2,295)
From net realized gains	—	—	(19,338)	(53,175)

Total distributions to shareholders	(9,436)	(4,887)	(76,349)	(99,132)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,046	189,626	11,359	443,967

NET ASSETS:
Change in net assets	26,879	278,647	(119,054)	378,654
Beginning of period	1,054,829	776,182	975,549	596,895

End of period	$1,081,708	$1,054,829	$856,495	$975,549

Accumulated undistributed (distributions in excess of) net investment income	$(2)	$4,981	$(181)	$(23)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,828	$23,033
Net realized gain (loss)	22,097	117,183
Change in net unrealized appreciation/depreciation	(152,065)	(55,479)

Change in net assets resulting from operations	(114,140)	84,737

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,265)	(1,883)
From net realized gains	(12,129)	(10,740)
Class C
From net investment income	(292)	(373)
From net realized gains	(2,317)	(3,334)
Class R2
From net investment income	(111)	(98)
From net realized gains	(725)	(155)
Class R5
From net investment income	(902)	(1,285)
From net realized gains	(4,135)	(6,160)
Class R6
From net investment income	(729)	(508)
From net realized gains	(3,575)	(2,196)
Select Class
From net investment income	(11,562)	(18,775)
From net realized gains	(58,980)	(102,921)

Total distributions to shareholders	(97,722)	(148,428)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	175,527	385,861

NET ASSETS:
Change in net assets	(36,335)	322,170
Beginning of period	1,787,783	1,465,613

End of period	$1,751,448	$1,787,783

Accumulated undistributed (distributions in excess of) net investment income	$(50)	$(17)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,005	$3,725	$29,472	$168,215
Distributions reinvested	166	78	8,675	7,997
Cost of shares redeemed	(1,843)	(3,040)	(80,856)	(94,262)

Change in net assets resulting from Class A capital transactions	$(672)	$763	$(42,709)	$81,950

Class C
Proceeds from shares issued	$407	$3,609	$1,229	$7,099
Distributions reinvested	77	34	840	508
Cost of shares redeemed	(422)	(832)	(1,678)	(1,603)

Change in net assets resulting from Class C capital transactions	$62	$2,811	$391	$6,004

Class R2
Proceeds from shares issued	$—	$—	$2,119	$3,255
Distributions reinvested	—	—	206	10
Cost of shares redeemed	—	—	(548)	(567)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,777	$2,698

Class R5
Proceeds from shares issued	$—	$—	$146,434	$551,608
Distributions reinvested	—	—	98	98,125
Cost of shares redeemed	—	—	(2,206,006)	(31,065)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(2,059,474)	$618,668

Class R6 (a)
Proceeds from shares issued	$—	$—	$3,438,029	$—
Distributions reinvested	—	—	244,121	—
Cost of shares redeemed	—	—	(12,684)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$3,669,466	$—

Select Class
Proceeds from shares issued	$266	$1,411	$71,557	$111,237
Distributions reinvested	50	22	3,411	75,360
Cost of shares redeemed	(833)	(297)	(1,309,732)	(250,894)

Change in net assets resulting from Select Class capital transactions	$(517)	$1,136	$(1,234,764)	$(64,297)

Total change in net assets resulting from capital transactions	$(1,127)	$4,710	$334,687	$645,023

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	31	112	794	4,472
Reinvested	5	2	249	216
Redeemed	(55)	(90)	(2,155)	(2,456)

Change in Class A Shares	(19)	24	(1,112)	2,232

Class C
Issued	12	113	34	188
Reinvested	2	1	24	14
Redeemed	(13)	(25)	(46)	(42)

Change in Class C Shares	1	89	12	160

Class R2
Issued	—	—	59	88
Reinvested	—	—	6	— (a)
Redeemed	—	—	(15)	(15)

Change in Class R2 Shares	—	—	50	73

Class R5
Issued	—	—	3,878	14,342
Reinvested	—	—	3	2,615
Redeemed	—	—	(56,250)	(816)

Change in Class R5 Shares	—	—	(52,369)	16,141

Class R6 (b)
Issued	—	—	87,682	—
Reinvested	—	—	6,953	—
Redeemed	—	—	(352)	—

Change in Class R6 Shares	—	—	94,283	—

Select Class
Issued	8	42	1,975	2,960
Reinvested	2	1	97	2,006
Redeemed	(25)	(9)	(33,425)	(6,458)

Change in Select Class Shares	(15)	34	(31,353)	(1,492)

(a)	Amount rounds to less than $1,000 shares.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,647	$98,088	$68,681	$241,603
Distributions reinvested	464	307	25,965	32,554
Cost of shares redeemed	(25,931)	(30,452)	(105,608)	(68,865)
Conversion from Class B Shares	—	—	—	3,279

Change in net assets resulting from Class A capital transactions	$(4,820)	$67,943	$(10,962)	$208,571

Class B (a)
Proceeds from shares issued	$—	$—	$—	$113
Distributions reinvested	—	—	—	692
Cost of shares redeemed	—	—	—	(2,858)
Conversion to Class A Shares	—	—	—	(3,279)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(5,332)

Class C
Proceeds from shares issued	$5,967	$30,221	$12,134	$48,031
Distributions reinvested	81	35	7,157	7,809
Cost of shares redeemed	(3,870)	(3,414)	(11,642)	(11,521)

Change in net assets resulting from Class C capital transactions	$2,178	$26,842	$7,649	$44,319

Class R2
Proceeds from shares issued	$1,638	$1,169	$—	$—
Distributions reinvested	7	1	—	—
Cost of shares redeemed	(222)	(666)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,423	$504	$—	$—

Class R5
Proceeds from shares issued	$25,215	$74,969	$—	$—
Distributions reinvested	1,858	995	—	—
Cost of shares redeemed	(14,709)	(24,666)	—	—

Change in net assets resulting from Class R5 capital transactions	$12,364	$51,298	$—	$—

Class R6 (b)
Proceeds from shares issued	$596,701	$—	$229,791	$—
Distributions reinvested	6,464	—	18,794	—
Cost of shares redeemed	(3,029)	—	(1)	—

Change in net assets resulting from Class R6 capital transactions	$600,136	$—	$248,584	$—

Select Class
Proceeds from shares issued	$44,497	$140,682	$88,860	$301,379
Distributions reinvested	46	3,214	16,939	49,847
Cost of shares redeemed	(621,778)	(100,857)	(339,711)	(154,817)

Change in net assets resulting from Select Class capital transactions	$(577,235)	$43,039	$(233,912)	$196,409

Total change in net assets resulting from capital transactions	$34,046	$189,626	$11,359	$443,967

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	505	2,450	3,242	10,640
Reinvested	12	8	1,403	1,529
Redeemed	(633)	(764)	(5,086)	(3,017)
Conversion from Class B Shares	—	—	—	145

Change in Class A Shares	(116)	1,694	(441)	9,297

Class B (a)
Issued	—	—	—	5
Reinvested	—	—	—	37
Redeemed	—	—	—	(140)
Conversion to Class A Shares	—	—	—	(166)

Change in Class B Shares	—	—	—	(264)

Class C
Issued	149	774	680	2,416
Reinvested	2	1	450	420
Redeemed	(97)	(87)	(650)	(572)

Change in Class C Shares	54	688	480	2,264

Class R2
Issued	42	30	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(6)	(16)	—	—

Change in Class R2 Shares	36	14	—	—

Class R5
Issued	617	1,842	—	—
Reinvested	46	24	—	—
Redeemed	(360)	(614)	—	—

Change in Class R5 Shares	303	1,252	—	—

Class R6 (c)
Issued	14,116	—	10,259	—
Reinvested	160	—	969	—
Redeemed	(73)	—	— (b)	—

Change in Class R6 Shares	14,203	—	11,228	—

Select Class
Issued	1,122	3,517	4,087	12,734
Reinvested	1	79	873	2,245
Redeemed	(14,685)	(2,493)	(15,346)	(6,494)

Change in Select Class Shares	(13,562)	1,103	(10,386)	8,485

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$141,929	$97,330
Distributions reinvested	13,786	12,172
Cost of shares redeemed	(38,019)	(45,423)

Change in net assets resulting from Class A capital transactions	$117,696	$64,079

Class C
Proceeds from shares issued	$4,649	$22,302
Distributions reinvested	2,342	3,280
Cost of shares redeemed	(5,510)	(6,296)

Change in net assets resulting from Class C capital transactions	$1,481	$19,286

Class R2
Proceeds from shares issued	$5,139	$15,444
Distributions reinvested	721	179
Cost of shares redeemed	(2,627)	(2,495)

Change in net assets resulting from Class R2 capital transactions	$3,233	$13,128

Class R5
Proceeds from shares issued	$16,428	$19,393
Distributions reinvested	5,037	7,445
Cost of shares redeemed	(6,327)	(20,221)

Change in net assets resulting from Class R5 capital transactions	$15,138	$6,617

Class R6
Proceeds from shares issued	$46,520	$25,620
Distributions reinvested	4,304	2,704
Cost of shares redeemed	(5,443)	(7,455)

Change in net assets resulting from Class R6 capital transactions	$45,381	$20,869

Select Class
Proceeds from shares issued	$165,367	$495,104
Distributions reinvested	65,151	109,550
Cost of shares redeemed	(237,920)	(342,772)

Change in net assets resulting from Select Class capital transactions	$(7,402)	$261,882

Total change in net assets resulting from capital transactions	$175,527	$385,861

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	4,062	2,685
Reinvested	440	348
Redeemed	(1,123)	(1,249)

Change in Class A Shares	3,379	1,784

Class C
Issued	139	616
Reinvested	76	95
Redeemed	(166)	(174)

Change in Class C Shares	49	537

Class R2
Issued	152	429
Reinvested	23	5
Redeemed	(77)	(69)

Change in Class R2 Shares	98	365

Class R5
Issued	472	527
Reinvested	160	212
Redeemed	(187)	(546)

Change in Class R5 Shares	445	193

Class R6
Issued	1,365	693
Reinvested	136	77
Redeemed	(161)	(205)

Change in Class R6 Shares	1,340	565

Select Class
Issued	4,842	13,382
Reinvested	2,073	3,121
Redeemed	(6,941)	(9,329)

Change in Select Class Shares	(26)	7,174

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$34.01	$0.45	(f)	$(0.83)	$(0.38)	$(0.56)
Year Ended June 30, 2015	31.93	0.28	(f)	2.02	2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20	(f)	6.37	6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)(g)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)

Class C
Six Months Ended December 31, 2015 (Unaudited)	33.29	0.35	(f)	(0.81)	(0.46)	(0.40)
Year Ended June 30, 2015	31.38	0.12	(f)	1.98	2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05	(f)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)(g)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	34.22	0.46	(f)	(0.81)	(0.35)	(0.64)
Year Ended June 30, 2015	32.07	0.37	(f)	2.04	2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28	(f)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)(g)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.07	(1.11)%	$9,999	1.15%	2.68%		1.88%	13%
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(g)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75

32.43	(1.36)	6,754	1.65	2.16		2.39	13
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(g)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75

33.23	(0.99)	4,182	0.90	2.71		1.58	13
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(g)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$38.08	$0.16	(f)	$(0.78)	$(0.62)	$(0.27)	$(2.25)	$(2.52)
Year Ended June 30, 2015	37.28	0.44	(f)	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	(f)	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	(f)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)

Class C
Six Months Ended December 31, 2015 (Unaudited)	37.74	0.07	(f)	(0.77)	(0.70)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	(f)	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	(f)	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(f)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	37.45	0.11	(f)	(0.77)	(0.66)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	(f)	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	(f)	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(f)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	38.41	0.21	(f)	(0.73)	(0.52)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	(f)	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	(f)	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(f)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)

Class R6
November 2, 2015 (g) through December 31, 2015 (Unaudited)	39.15	0.12	(f)	(1.39)	(1.27)	(0.51)	(2.25)	(2.76)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	38.49	0.18	(f)	(0.74)	(0.56)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	(f)	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	(f)	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(f)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.94	(1.54)%	$130,189	1.04%	0.84%	1.22%	27%
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102

34.64	(1.78)	14,175	1.54	0.36	1.61	27
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102

34.23	(1.67)	4,368	1.29	0.62	1.43	27
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102

35.64	(1.27)	3,312	0.54	1.09	0.54	27
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102

35.12	(3.15)	3,311,516	0.49	1.98	0.50	27

35.62	(1.38)	264,096	0.74	0.95	0.75	27
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$40.99	$0.11	(f)	$(0.16)	$(0.05)	$(0.26)
Year Ended June 30, 2015	37.05	0.25	(f)	3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21	(f)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)

Class C
Six Months Ended December 31, 2015 (Unaudited)	40.26	0.01	(f)	(0.15)	(0.14)	(0.09)
Year Ended June 30, 2015	36.45	0.05	(f)	3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(f)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	40.39	0.07	(f)	(0.15)	(0.08)	(0.29)
Year Ended June 30, 2015	36.49	0.12	(f)	3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(f)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	41.12	0.21	(f)	(0.16)	0.05	(0.44)
Year Ended June 30, 2015	37.09	0.41	(f)	3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(f)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)

Class R6
November 2, 2015 (h) through December 31, 2015 (Unaudited)	42.20	0.11	(f)	(1.14)	(1.03)	(0.46)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	41.27	0.12	(f)	(0.11)	0.01	(0.02)
Year Ended June 30, 2015	37.23	0.32	(f)	3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(f)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$40.68	(0.11)%	$101,039	0.93%	0.55%		1.21%	31%
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129

40.03	(0.35)	51,187	1.42	0.07		1.70	31
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129

40.02	(0.20)	2,625	1.17	0.35		1.63	31
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129

40.73	0.12	200,030	0.47	1.02		0.72	31
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129

40.71	(2.44)	578,229	0.42	1.65		0.61	31

41.26	0.02	148,598	0.68	0.61		0.87	31
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$21.82	$0.09	(f)	$(1.31)	$(1.22)	$(0.09)	$(1.72)	$(1.81)
Year Ended June 30, 2015	24.11	0.08	(f)	1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(f)(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(f)(h)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.07	0.02	(f)	(1.15)	(1.13)	(0.06)	(1.72)	(1.78)
Year Ended June 30, 2015	21.56	(0.06	)(f)	1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(f)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(f)(h)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)

Class R6
November 2, 2015 (i) through December 31, 2015 (Unaudited)	22.41	0.08	(f)	(1.00)	(0.92)	(0.10)	(1.72)	(1.82)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	22.77	0.10	(f)	(1.36)	(1.26)	(0.11)	(1.72)	(1.83)
Year Ended June 30, 2015	24.97	0.14	(f)	1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(f)(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(f)(h)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$18.79	(5.43)%	$317,019	1.15%	0.83%		1.41%	32%
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47

16.16	(5.77)	81,643	1.79	0.21		1.92	32
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47

19.67	(3.93)	220,902	0.65	2.28		0.78	32

19.68	(5.38)	236,931	0.90	0.94		1.08	32
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$35.66	$0.29	(f)	$(2.54)	$(2.25)	$(0.28)	$(1.55)	$(1.83)
Year Ended June 30, 2015	37.13	0.46	(f)	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	(f)	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)

Class C
Six Months Ended December 31, 2015 (Unaudited)	35.29	0.19	(f)	(2.49)	(2.30)	(0.19)	(1.55)	(1.74)
Year Ended June 30, 2015	36.80	0.27	(f)	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	35.48	0.24	(f)	(2.51)	(2.27)	(0.24)	(1.55)	(1.79)
Year Ended June 30, 2015	37.02	0.35	(f)	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	35.88	0.35	(f)	(2.55)	(2.20)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2015	37.33	0.59	(f)	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	35.89	0.36	(f)	(2.56)	(2.20)	(0.34)	(1.55)	(1.89)
Year Ended June 30, 2015	37.33	0.61	(f)	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	35.80	0.31	(f)	(2.54)	(2.23)	(0.30)	(1.55)	(1.85)
Year Ended June 30, 2015	37.25	0.51	(f)	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.58	(6.21)%	$260,080	0.83%	1.69%	1.11%	23%
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72

31.25	(6.43)	48,844	1.33	1.14	1.61	23
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72

31.42	(6.32)	15,679	1.08	1.43	1.54	23
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72

31.80	(6.02)	88,457	0.48	2.02	0.60	23
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72

31.80	(6.02)	77,199	0.43	2.13	0.51	23
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

31.72	(6.14)	1,261,189	0.68	1.79	0.89	23
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class R6* and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,890	$—	$—	$20,890

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,822,280	$—	$—	$3, 822,280

Appreciation in Other Financial Instruments
Futures Contracts	$1,528	$—	$—	$1,528

Intrepid Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,080,038	$—	$—	$1,080,038

Appreciation in Other Financial Instruments
Futures Contracts	$731	$—	$—	$731

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Intrepid Mid Cap Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$125,998	$—	$—	$125,998
Consumer Staples	53,013	—	—	53,013
Energy	41,470	—	—	41,470
Financials	193,945	—	—	193,945
Health Care	88,077	—	—	88,077
Industrials	111,783	—	—	111,783
Information Technology	122,964	—	—	122,964
Materials	42,308	—	—	42,308
Telecommunication Services	7,163	—	—	7,163
Utilities	47,563	—	—	47,563

Total Common Stocks	834,284	—	—	834,284

Rights
Consumer Staples	—	—	14	14
Short-Term Investment
Investment Company	22,090	—	—	22,090

Total Investments in Securities	856,374	—	14	856,388

Depreciation in Other Financial Instruments
Futures Contracts	$(80)	$—	$—	$(80)

Intrepid Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,748,595	$—	$—	$1,748,595

Appreciation in Other Financial Instruments
Futures Contracts	$1,091	$—	$—	$1,091

(a)	All portfolio holdings designated as Level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$96,721	$37,309	$21,773	$43,530
Ending Notional Balance Long	89,659	42,845	21,878	69,509

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5		Class R6	Select Class	Total
Intrepid Advantage Fund
Transfer agent fees	$1	$1	n/a		n/a		n/a	$1	$3
Sub-transfer agent fees	3	3	n/a		n/a		n/a	1	7
Intrepid America Fund
Transfer agent fees	5	1	$—	(a)	$5		$4	6	21
Sub-transfer agent fees	151	7	3		—	(a)	—	5	166
Intrepid Growth Fund
Transfer agent fees	9	1	—	(a)	1		1	3	15
Sub-transfer agent fees	43	23	2		60		—	34	162
Intrepid Mid Cap Fund
Transfer agent fees	25	3	n/a		n/a		1	5	34
Sub-transfer agent fees	215	58	n/a		n/a		—	118	391
Intrepid Value Fund
Transfer agent fees	27	2	12		1		1	8	51
Sub-transfer agent fees	92	24	8		18		—	870	1,012

(a)	Amount rounds to less than $1,000.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Intrepid Advantage Fund	0.25%	0.75%	n/a
Intrepid America Fund	0.25	0.75	0.50%
Intrepid Growth Fund	0.25	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75	n/a
Intrepid Value Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Intrepid Advantage Fund	$—	(a)	$—	(a)
Intrepid America Fund	3		—	(a)
Intrepid Growth Fund	9		—	(a)
Intrepid Mid Cap Fund	21		—	(a)
Intrepid Value Fund	9		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	0.25	0.25	0.05	0.25

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.15%	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund	1.04	1.54	1.29%	0.60%	0.55%	0.80
Intrepid Growth Fund	0.93	1.42	1.17	0.48	0.43	0.68
Intrepid Mid Cap Fund	1.15	1.79	n/a	n/a	0.65	0.90
Intrepid Value Fund	0.83	1.33	1.08	0.48	0.43	0.68

The expense limitation agreements were in effect for the six months ended December 31, 2015 and are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$64	$9	$4	$77	$—
Intrepid America Fund	—	—	128	128	2
Intrepid Growth Fund	589	393	130	1,112	6
Intrepid Mid Cap Fund	318	211	394	923	1
Intrepid Value Fund	427	285	1,189	1,901	9

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	95
Intrepid Growth Fund	36
Intrepid Mid Cap Fund	19
Intrepid Value Fund	46

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—	(a)
Intrepid Mid Cap Fund	1

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Advantage Fund	$2,724	$4,055
Intrepid America Fund	1,025,276	953,947
Intrepid Growth Fund	329,071	313,267
Intrepid Mid Cap Fund	286,015	348,579
Intrepid Value Fund	448,780	395,072

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$16,962	$4,690	$762	$3,928
Intrepid America Fund	3,238,877	681,805	98,402	583,403
Intrepid Growth Fund	877,979	223,678	21,619	202,059
Intrepid Mid Cap Fund	786,309	124,493	54,414	70,079
Intrepid Value Fund	1,561,652	298,526	111,583	186,943

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,978	$1,978
Intrepid Growth Fund	162,839	—	162,839

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Intrepid Advantage Fund	14.1%
Intrepid Mid Cap Fund	15.1

As of December 31, 2015, Intrepid Advantage Fund and Intrepid Value Fund had one shareholder and two shareholders, respectively, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively own shares representing the following percentage of each applicable Fund’s net assets:

% of the Fund
Intrepid Advantage Fund	10.6%
Intrepid Value Fund	63.0

As of December 31, 2015, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	31.5%	56.0%
Intrepid Growth Fund	53.5	n/a
Intrepid Mid Cap Fund	25.8	n/a

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual*	$1,000.00	$988.90	$5.75	1.15%
Hypothetical*	1,000.00	1,019.36	5.84	1.15
Class C
Actual*	1,000.00	986.40	8.24	1.65
Hypothetical*	1,000.00	1,016.84	8.36	1.65
Select Class
Actual*	1,000.00	990.10	4.50	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Intrepid America Fund
Class A
Actual*	1,000.00	984.60	5.19	1.04
Hypothetical*	1,000.00	1,019.91	5.28	1.04
Class C
Actual*	1,000.00	982.20	7.67	1.54
Hypothetical*	1,000.00	1,017.39	7.81	1.54
Class R2
Actual*	1,000.00	983.30	6.43	1.29
Hypothetical*	1,000.00	1,018.65	6.55	1.29
Class R5
Actual*	1,000.00	987.30	2.70	0.54
Hypothetical*	1,000.00	1,022.42	2.75	0.54
Class R6
Actual**	1,000.00	968.50	0.78	0.49
Hypothetical *	1,000.00	1,022.67	2.49	0.49
Select Class
Actual*	1,000.00	986.20	3.69	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual*	$1,000.00	$998.90	$4.67	0.93%
Hypothetical*	1,000.00	1,020.46	4.72	0.93
Class C
Actual*	1,000.00	996.50	7.13	1.42
Hypothetical*	1,000..00	1,018.00	7.20	1.42
Class R2
Actual*	1,000.00	998.00	5.88	1.17
Hypothetical*	1,000.00	1,019.25	5.94	1.17
Class R5
Actual*	1,000.00	1,001.20	2.36	0.47
Hypothetical*	1,000.00	1,022.77	2.39	0.47
Class R6
Actual**	1,000.00	975.60	0.67	0.42
Hypothetical*	1,000.00	1,023.03	2.14	0.42
Select Class
Actual*	1,000.00	1,000.20	3.42	0.68
Hypothetical*	1,000.00	1,021.72	3.46	0.68

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	945.70	5.62	1.15
Hypothetical*	1,000.00	1,019.36	5.84	1.15
Class C
Actual*	1,000.00	942.30	8.74	1.79
Hypothetical*	1,000.00	1,016.14	9.07	1.79
Class R6
Actual**	1,000.00	960.70	1.03	0.65
Hypothetical*	1,000.00	1,021.87	3.30	0.65
Select Class
Actual*	1,000.00	946.20	4.40	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Intrepid Value Fund
Class A
Actual*	1,000.00	937.90	4.04	0.83
Hypothetical*	1,000.00	1,020.96	4.22	0.83
Class C
Actual*	1,000.00	935.70	6.47	1.33
Hypothetical*	1,000.00	1,018.45	6.75	1.33
Class R2
Actual*	1,000.00	936.80	5.26	1.08
Hypothetical*	1,000.00	1,019.71	5.48	1.08
Class R5
Actual*	1,000.00	939.80	2.34	0.48
Hypothetical*	1,000.00	1,022.72	2.44	0.48
Class R6
Actual*	1,000.00	939.80	2.10	0.43
Hypothetical*	1,000.00	1,022.97	2.19	0.43
Select Class
Actual*	1,000.00	938.60	3.31	0.68
Hypothetical*	1,000.00	1,021.72	3.46	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 59/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended

December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

The Trustees noted that the Intrepid America Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	69

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-INT-1215

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2015 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management, J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the Standard & Poor’s 500 Index (“S&P 500”) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. For the six months ended December 31, 2015, the S&P 500 returned 0.15%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.48%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$306,091

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the industrials and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valero Energy Corp., Cameron International Corp. and Microsoft Corp. Shares of Valero Energy, a refinery operator specializing in gasoline and diesel fuel, rose on the company’s plans to expand its refining and transport systems to reduce operating costs. Shares of Cameron International, an oil field services provider, rose on news that Schlumberger Ltd. would acquire the company. Shares of Microsoft, a provider of software and technology services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility.

Leading individual detractors from relative performance included the Fund’s lack of a position in in Amazon.com Inc. and its overweight positions in Apple Inc. and HP Inc. Shares of Amazon.com, an online retailer not held in the Fund, rose on continued expansion of its business and a 20% increase in 2015 online holiday season sales from a year earlier. Shares of Apple, a maker of mobile devices and computers, fell amid slowing global demand for iPhones. Shares of HP, a maker of printers and personal computers, declined on lower-than-expected sales and a weak outlook for its printers business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that they believe possess strong management, earnings quality and positive momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	4.0%
2.	Apple, Inc.	3.9
3.	Wells Fargo & Co.	2.8
4.	Gilead Sciences, Inc.	2.5
5.	Pfizer, Inc.	2.4
6.	Northrop Grumman Corp.	2.0
7.	Home Depot, Inc. (The)	2.0
8.	Citigroup, Inc.	2.0
9.	Cisco Systems, Inc.	1.8
10.	Amgen, Inc.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Stericycle, Inc.	4.0%
2.	Paychex, Inc.	3.7
3.	Colgate-Palmolive Co.	3.1
4.	athenahealth, Inc.	3.0
5.	Hexcel Corp.	2.9
6.	National Instruments Corp.	2.7
7.	Fastenal Co.	2.6
8.	Dolby Laboratories, Inc., Class A	2.6
9.	Brown-Forman Corp., Class B	2.6
10.	McCormick & Co., Inc. (Non-Voting)	2.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	26.0%
Health Care	16.6
Consumer Discretionary	12.4
Financials	10.9
Consumer Staples	9.9
Industrials	9.2
Energy	6.7
Materials	2.7
Utilities	2.4
Telecommunication Services	1.0
Short-Term Investment	2.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	34.9%
Consumer Discretionary	18.7
Industrials	17.0
Consumer Staples	10.7
Health Care	9.6
Utilities	3.6
Energy	2.8
Telecommunication Services	1.7
Materials	0.6
Financials	0.4

*	Percentages indicated are based on total long investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2006
Without Sales Charge		0.30%	0.58%	12.00%	5.43%
With Sales Charge**		(4.97)	(4.73)	10.80	4.86
CLASS C SHARES	January 31, 2006
Without CDSC		0.13	0.07	11.45	4.91
With CDSC***		(0.87)	(0.93)	11.45	4.91
SELECT CLASS SHARES	January 31, 2006	0.48	0.86	12.29	5.70

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from January 31, 2006 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.49%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$10,846,075

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and telecommunication services sectors was a positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., U.S. Steel Corp. and Valeant Pharmaceuticals International Inc.

Shares of Time Warner, a media and entertainment company, fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of U.S. Steel, a steelmaker not included in the Benchmark, came under pressure from declining global demand for steel and an increase in less expensive steel from China. Shares of Valeant Pharmaceuticals, a drug maker, fell amid questions about its accounting practices.

Leading individual contributors to relative performance included the Fund’s overweight positions in ACE Ltd. and Alphabet Inc. and its short position in Freeport McMoRan Inc. Shares of ACE Ltd, an insurance company, rose ahead of its acquisition of Chubb. Shares of Alphabet, the parent company of Google, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Freeport McMoRan, a mining and metals company, declined amid global weakness in commodities prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 130% to 30%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	ACE Ltd., (Switzerland)	2.8%
2.	Microsoft Corp.	2.8
3.	Wells Fargo & Co.	2.8
4.	Apple, Inc.	2.6
5.	Avago Technologies Ltd., (Singapore)	2.4
6.	General Motors Co.	2.2
7.	Honeywell International, Inc.	2.2
8.	Time Warner, Inc.	2.1
9.	Occidental Petroleum Corp.	2.1
10.	Lowe’s Cos., Inc.	2.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	2.5%
2.	3M Co.	2.0
3.	International Business Machines Corp.	2.0
4.	Clorox Co. (The)	1.9
5.	Rockwell Automation, Inc.	1.9
6.	AbbVie, Inc.	1.9
7.	Enbridge, Inc., (Canada)	1.8
8.	CVS Health Corp.	1.7
9.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR, (Taiwan)	1.7
10.	Boeing Co. (The)	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	21.8%
Financials	19.8
Consumer Discretionary	15.4
Health Care	14.7
Industrials	9.9
Energy	6.9
Consumer Staples	5.1
Materials	2.8
Utilities	1.6
Others (each less than 1.0%)	0.5
Short-Term Investment	1.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	17.0%
Industrials	15.0
Consumer Discretionary	12.1
Health Care	12.0
Information Technology	11.5
Consumer Staples	10.0
Energy	8.0
Utilities	7.4
Materials	6.0
Telecommunication Services	1.0

*	Percentages indicated are based on total long investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
Without Sales Charge		(2.65)%	(0.58)%	11.84%	9.34%
With Sales Charge**		(7.75)	(5.81)	10.64	8.75
CLASS C SHARES	November 1, 2005
Without CDSC		(2.87)	(1.03)	11.29	8.80
With CDSC***		(3.87)	(2.03)	11.29	8.80
CLASS R2 SHARES	November 3, 2008	(2.77)	(0.81)	11.56	9.14
CLASS R5 SHARES	May 15, 2006	(2.40)	(0.09)	12.36	9.83
SELECT CLASS SHARES	November 1, 2005	(2.49)	(0.27)	12.14	9.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 124.8%
Common Stocks — 122.1%
	Consumer Discretionary — 15.5%
	Auto Components — 0.9%
25	Delphi Automotive plc, (United Kingdom)	2,161
17	Goodyear Tire & Rubber Co. (The)	555

		2,716

	Diversified Consumer Services — 0.5%
41	ServiceMaster Global Holdings, Inc. (a)	1,601

	Hotels, Restaurants & Leisure — 1.9%
21	Darden Restaurants, Inc.	1,362
11	McDonald’s Corp.	1,323
80	Restaurant Brands International, Inc., (Canada)	2,998

		5,683

	Household Durables — 1.2%
115	Toll Brothers, Inc. (a)	3,820

	Internet & Catalog Retail — 1.1%
27	Expedia, Inc.	3,344

	Media — 3.2%
51	CBS Corp. (Non-Voting), Class B	2,408
71	Comcast Corp., Class A	4,004
25	DISH Network Corp., Class A (a) (j)	1,447
77	Twenty-First Century Fox, Inc., Class A	2,099

		9,958

	Multiline Retail — 1.4%
58	Target Corp.	4,211

	Specialty Retail — 4.0%
32	Foot Locker, Inc.	2,057
58	Home Depot, Inc. (The) (j)	7,635
21	Lowe’s Cos., Inc.	1,581
91	Staples, Inc.	859

		12,132

	Textiles, Apparel & Luxury Goods — 1.3%
20	Carter’s, Inc.	1,781
64	Coach, Inc.	2,085

		3,866

	Total Consumer Discretionary	47,331

	Consumer Staples — 12.3%
	Beverages — 2.0%
22	Molson Coors Brewing Co., Class B (j)	2,080
39	PepsiCo, Inc. (j)	3,927

		6,007

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 4.1%
18	CVS Health Corp. (j)	1,787
129	Kroger Co. (The)	5,403
37	Walgreens Boots Alliance, Inc.	3,133
35	Wal-Mart Stores, Inc.	2,164

		12,487

	Food Products — 3.1%
14	Bunge Ltd. (j)	942
35	Ingredion, Inc.	3,326
32	Pilgrim’s Pride Corp. (j)	713
84	Tyson Foods, Inc., Class A	4,501

		9,482

	Household Products — 0.5%
47	Energizer Holdings, Inc.	1,602

	Personal Products — 0.8%
23	Edgewell Personal Care Co.	1,820
15	Herbalife Ltd. (a) (j)	788

		2,608

	Tobacco — 1.8%
121	Reynolds American, Inc. (j)	5,584

	Total Consumer Staples	37,770

	Energy — 8.3%
	Energy Equipment & Services — 4.1%
25	Baker Hughes, Inc.	1,131
53	Cameron International Corp. (a)	3,343
107	Ensco plc, (United Kingdom), Class A (j)	1,645
31	Frank’s International N.V., (Netherlands)	524
95	National Oilwell Varco, Inc. (j)	3,172
58	Noble Corp. plc, (United Kingdom)	614
16	Schlumberger Ltd.	1,095
157	Seadrill Ltd., (United Kingdom) (a)	533
31	Transocean Ltd., (Switzerland) (j)	386

		12,443

	Oil, Gas & Consumable Fuels — 4.2%
47	Devon Energy Corp.	1,513
5	Marathon Petroleum Corp.	244
72	Occidental Petroleum Corp.	4,868
5	Tesoro Corp. (j)	485
83	Valero Energy Corp.	5,862

		12,972

	Total Energy	25,415

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Financials — 13.6%
	Banks — 7.4%
255	Bank of America Corp. (j)	4,290
147	Citigroup, Inc. (j)	7,616
195	Wells Fargo & Co.	10,605

		22,511

	Consumer Finance — 2.4%
53	Capital One Financial Corp.	3,804
64	Discover Financial Services (j)	3,445

		7,249

	Diversified Financial Services — 0.8%
64	Voya Financial, Inc.	2,347

	Insurance — 2.6%
40	Allstate Corp. (The) (j)	2,462
65	Hartford Financial Services Group, Inc. (The)	2,833
25	Lincoln National Corp. (j)	1,277
14	Travelers Cos., Inc. (The)	1,535

		8,107

	Real Estate Investment Trusts (REITs) — 0.4%
17	Equity Commonwealth (a)	458
49	NorthStar Realty Finance Corp.	835

		1,293

	Total Financials	41,507

	Health Care — 20.7%
	Biotechnology — 7.0%
42	Amgen, Inc. (j)	6,750
4	Biogen, Inc. (a) (j)	1,134
5	Celgene Corp. (a)	647
93	Gilead Sciences, Inc. (j)	9,450
27	Vertex Pharmaceuticals, Inc. (a) (j)	3,338

		21,319

	Health Care Equipment & Supplies — 1.9%
14	C.R. Bard, Inc.	2,557
42	Medtronic plc, (Ireland) (j)	3,231

		5,788

	Health Care Providers & Services — 8.4%
6	Aetna, Inc. (j)	594
42	Anthem, Inc. (j)	5,787
10	Cardinal Health, Inc. (j)	893
45	Cigna Corp.	6,643
48	Express Scripts Holding Co. (a)	4,161
9	Health Net, Inc. (a)	630

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
19	Humana, Inc.	3,392
24	LifePoint Health, Inc. (a)	1,761
10	McKesson Corp. (j)	1,933

		25,794

	Pharmaceuticals — 3.4%
28	Merck & Co., Inc. (j)	1,458
279	Pfizer, Inc. (j)	9,003

		10,461

	Total Health Care	63,362

	Industrials — 11.5%
	Aerospace & Defense — 5.9%
19	Boeing Co. (The) (j)	2,805
27	Huntington Ingalls Industries, Inc. (j)	3,387
41	Northrop Grumman Corp. (j)	7,779
23	Raytheon Co. (j)	2,813
23	Spirit AeroSystems Holdings, Inc., Class A (a)	1,167

		17,951

	Airlines — 2.3%
42	Delta Air Lines, Inc. (j)	2,119
118	Southwest Airlines Co.	5,081

		7,200

	Construction & Engineering — 1.2%
120	AECOM (a) (j)	3,610

	Industrial Conglomerates — 0.7%
22	Danaher Corp.	2,018

	Machinery — 0.9%
28	Allison Transmission Holdings, Inc. (j)	715
24	Illinois Tool Works, Inc.	2,187

		2,902

	Professional Services — 0.5%
19	ManpowerGroup, Inc.	1,635

	Total Industrials	35,316

	Information Technology — 32.5%
	Communications Equipment — 3.6%
253	Cisco Systems, Inc. (j)	6,881
77	Juniper Networks, Inc. (j)	2,131
37	QUALCOMM, Inc. (j)	1,859

		10,871

	Electronic Equipment, Instruments & Components — 0.3%
35	Ingram Micro, Inc., Class A	1,060

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Internet Software & Services — 3.8%
6	Alphabet, Inc., Class C (a)	4,326
73	eBay, Inc. (a)	2,006
43	VeriSign, Inc. (a) (j)	3,765
44	Yahoo!, Inc. (a)	1,460

		11,557

	IT Services — 4.8%
86	Computer Sciences Corp.	2,804
86	CSRA, Inc.	2,574
74	Leidos Holdings, Inc.	4,174
21	MasterCard, Inc., Class A (j)	2,035
41	Visa, Inc., Class A	3,195

		14,782

	Semiconductors & Semiconductor Equipment — 3.5%
55	Lam Research Corp. (j)	4,384
160	Marvell Technology Group Ltd., (Bermuda)	1,410
131	Maxim Integrated Products, Inc.	4,974

		10,768

	Software — 9.3%
78	Activision Blizzard, Inc. (j)	3,031
275	Microsoft Corp. (j)	15,282
153	Oracle Corp. (j)	5,575
123	Rovi Corp. (a)	2,049
124	Symantec Corp. (j)	2,608

		28,545

	Technology Hardware, Storage & Peripherals — 7.2%
140	Apple, Inc. (j)	14,758
235	Hewlett Packard Enterprise Co.	3,572
235	HP, Inc.	2,782
14	Western Digital Corp.	817

		21,929

	Total Information Technology	99,512

	Materials — 3.4%
	Chemicals — 1.7%
15	Dow Chemical Co. (The)	793
49	LyondellBasell Industries N.V., Class A	4,249

		5,042

	Containers & Packaging — 1.7%
18	Crown Holdings, Inc. (a) (j)	928
97	Sealed Air Corp. (j)	4,313

		5,241

	Total Materials	10,283

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
95	AT&T, Inc. (j)	3,281
14	Verizon Communications, Inc. (j)	631

	Total Telecommunication Services	3,912

	Utilities — 3.0%
	Electric Utilities — 1.4%
64	Entergy Corp. (j)	4,382

	Gas Utilities — 1.6%
143	UGI Corp. (j)	4,827

	Total Utilities	9,209

	Total Common Stocks (Cost $309,514)	373,617

Short-Term Investment — 2.7%
	Investment Company — 2.7%
8,354	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $8,354)	8,354

	Total Investments — 124.8% (Cost $317,868)	381,971
	Liabilities in Excess of Other Assets — (24.8)% (c)	(75,880)

	NET ASSETS — 100.0%	$306,091

Short Positions — 25.7%
Common Stocks — 25.7%
	Consumer Discretionary — 4.8%
	Auto Components — 0.2%
14	BorgWarner, Inc.	601

	Hotels, Restaurants & Leisure — 1.0%
57	Aramark	1,822
20	Marriott International, Inc., Class A	1,334

		3,156

	Household Durables — 0.4%
25	Lennar Corp., Class A	1,198

	Internet & Catalog Retail — 0.2%
6	Netflix, Inc. (a)	663

	Leisure Products — 0.8%
27	Mattel, Inc.	742
19	Polaris Industries, Inc.	1,590

		2,332

	Multiline Retail — 0.2%
11	Burlington Stores, Inc. (a)	451

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts )

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Specialty Retail — 1.5%
20	Cabela’s, Inc. (a)	925
23	CarMax, Inc. (a)	1,220
10	Restoration Hardware Holdings, Inc. (a)	779
7	Signet Jewelers Ltd.	816
44	Urban Outfitters, Inc. (a)	994

		4,734

	Textiles, Apparel & Luxury Goods — 0.5%
87	Kate Spade & Co. (a)	1,551

	Total Consumer Discretionary	14,686

	Consumer Staples — 2.7%
	Beverages — 0.7%
21	Brown-Forman Corp., Class B	2,055

	Food & Staples Retailing — 0.1%
12	United Natural Foods, Inc. (a)	488

	Food Products — 1.1%
15	Keurig Green Mountain, Inc.	1,341
24	McCormick & Co., Inc. (Non-Voting)	2,045

		3,386

	Household Products — 0.8%
37	Colgate-Palmolive Co.	2,452

	Total Consumer Staples	8,381

	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
36	Cabot Oil & Gas Corp.	642
80	CONSOL Energy, Inc.	635
14	Range Resources Corp.	342
31	SM Energy Co.	618

	Total Energy	2,237

	Financials — 0.1%
	Capital Markets — 0.1%
8	Franklin Resources, Inc.	302

	Health Care — 2.5%
	Biotechnology — 0.2%
16	Cepheid, Inc. (a)	573

	Health Care Equipment & Supplies — 0.2%
4	Cooper Cos., Inc. (The)	497

	Health Care Providers & Services — 1.0%
29	Acadia Healthcare Co., Inc. (a)	1,780
17	Brookdale Senior Living, Inc. (a)	306
7	Team Health Holdings, Inc. (a)	316
22	Tenet Healthcare Corp. (a)	661

		3,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.8%
15	athenahealth, Inc. (a)	2,350
4	Cerner Corp. (a)	265

		2,615

	Pharmaceuticals — 0.3%
33	Catalent, Inc. (a)	821

	Total Health Care	7,569

	Industrials — 4.4%
	Aerospace & Defense — 0.8%
49	Hexcel Corp.	2,267

	Commercial Services & Supplies — 1.4%
21	Covanta Holding Corp.	328
21	Republic Services, Inc.	919
26	Stericycle, Inc. (a)	3,148

		4,395

	Construction & Engineering — 0.4%
63	Quanta Services, Inc. (a)	1,272

	Machinery — 0.2%
17	Oshkosh Corp.	660

	Road & Rail — 0.4%
11	Genesee & Wyoming, Inc., Class A (a)	580
6	Kansas City Southern	478

		1,058

	Trading Companies & Distributors — 1.2%
51	Fastenal Co.	2,079
8	W.W. Grainger, Inc.	1,620

		3,699

	Total Industrials	13,351

	Information Technology — 9.0%
	Communications Equipment — 0.6%
29	ViaSat, Inc. (a)	1,751

	Electronic Equipment, Instruments & Components — 3.8%
32	Amphenol Corp., Class A	1,687
61	Dolby Laboratories, Inc., Class A	2,056
55	FLIR Systems, Inc.	1,555
110	Knowles Corp. (a)	1,470
74	National Instruments Corp.	2,136
83	Trimble Navigation Ltd. (a)	1,789
12	Zebra Technologies Corp., Class A (a)	829

		11,522

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Internet Software & Services — 0.6%
3	LinkedIn Corp., Class A (a)	743
33	Pandora Media, Inc. (a)	442
30	Zillow Group, Inc., Class C (a)	714

		1,899

	IT Services — 1.5%
28	Fidelity National Information Services, Inc.	1,721
55	Paychex, Inc.	2,904

		4,625

	Semiconductors & Semiconductor Equipment — 0.9%
49	Cree, Inc. (a)	1,315
20	Skyworks Solutions, Inc.	1,506

		2,821

	Software — 1.3%
13	NetSuite, Inc. (a)	1,091
6	Ultimate Software Group, Inc. (The) (a)	1,232
19	Workday, Inc., Class A (a)	1,498

		3,821

	Technology Hardware, Storage & Peripherals — 0.3%
20	3D Systems Corp. (a)	177
37	Stratasys Ltd. (a)	862

		1,039

	Total Information Technology	27,478

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.2%
	Metals & Mining — 0.2%
72	Freeport-McMoRan, Inc.	487

	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
376	Sprint Corp. (a)	1,363

	Utilities — 0.9%
	Electric Utilities — 0.3%
41	OGE Energy Corp.	1,086

	Multi-Utilities — 0.6%
26	Dominion Resources, Inc.	1,772

	Total Utilities	2,858

	Total Securities Sold Short (Proceeds $85,782)	$78,712

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
99	E-mini S&P 500	03/18/16	USD	$10,075	$(21)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 129.2%
Common Stocks — 127.3%
	Consumer Discretionary — 19.9%
	Auto Components — 0.3%
432	Delphi Automotive plc, (United Kingdom)	37,006

	Automobiles — 2.9%
121	Ford Motor Co.	1,712
9,180	General Motors Co. (j)	312,197

		313,909

	Hotels, Restaurants & Leisure — 0.9%
295	Carnival Corp.	16,050
613	Hilton Worldwide Holdings, Inc.	13,121
450	Royal Caribbean Cruises Ltd. (j)	45,569
240	Yum! Brands, Inc.	17,517

		92,257

	Household Durables — 2.1%
2,200	D.R. Horton, Inc.	70,477
947	Harman International Industries, Inc.	89,228
650	PulteGroup, Inc.	11,589
1,772	Toll Brothers, Inc. (a)	59,012

		230,306

	Internet & Catalog Retail — 1.9%
303	Amazon.com, Inc. (a) (j)	204,946

	Media — 6.7%
1,574	CBS Corp. (Non-Voting), Class B	74,193
390	Charter Communications, Inc., Class A (a)	71,427
1,250	Comcast Corp., Class A	70,552
998	DISH Network Corp., Class A (a) (j)	57,059
52	Time Warner Cable, Inc.	9,742
4,652	Time Warner, Inc. (j)	300,837
378	Time, Inc.	5,920
4,170	Twenty-First Century Fox, Inc., Class A	113,255
1,004	Twenty-First Century Fox, Inc., Class B	27,343

		730,328

	Multiline Retail — 0.0% (g)
8	Dollar General Corp.	604

	Specialty Retail — 4.5%
1,499	Best Buy Co., Inc.	45,637
224	Home Depot, Inc. (The) (j)	29,686
3,824	Lowe’s Cos., Inc.	290,775
261	Tiffany & Co.	19,878
1,413	TJX Cos., Inc. (The) (j)	100,228

		486,204

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.6%
83	lululemon athletica, Inc., (Canada) (a) (j)	4,348
260	Ralph Lauren Corp. (j)	29,006
459	V.F. Corp.	28,585

		61,939

	Total Consumer Discretionary	2,157,499

	Consumer Staples — 6.5%
	Beverages — 3.3%
42	Boston Beer Co., Inc. (The), Class A (a)	8,563
1,749	Coca-Cola Co. (The) (j)	75,120
29	Constellation Brands, Inc., Class A (j)	4,181
1,294	Molson Coors Brewing Co., Class B	121,514
1,540	PepsiCo, Inc.	153,861

		363,239

	Food & Staples Retailing — 0.7%
438	Costco Wholesale Corp. (j)	70,678

	Food Products — 0.7%
26	Campbell Soup Co.	1,356
118	Hershey Co. (The)	10,544
1,510	Mondelez International, Inc., Class A (j)	67,716

		79,616

	Household Products — 1.4%
317	Colgate-Palmolive Co.	21,093
480	Kimberly-Clark Corp.	61,040
936	Procter & Gamble Co. (The) (j)	74,314

		156,447

	Tobacco — 0.4%
446	Philip Morris International, Inc. (j)	39,206

	Total Consumer Staples	709,186

	Energy — 8.9%
	Energy Equipment & Services — 0.4%
587	Schlumberger Ltd.	40,972

	Oil, Gas & Consumable Fuels — 8.5%
111	Anadarko Petroleum Corp.	5,407
3,453	Cabot Oil & Gas Corp.	61,085
499	Chevron Corp. (j)	44,859
5,004	Columbia Pipeline Group, Inc.	100,081
186	Concho Resources, Inc. (a)	17,236
601	Diamondback Energy, Inc. (a)	40,221
225	Energen Corp.	9,204
1,141	EOG Resources, Inc.	80,770
1,572	EQT Corp. (j)	81,948

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
366	Hess Corp.	17,752
383	Marathon Petroleum Corp.	19,834
4,311	Occidental Petroleum Corp. (j)	291,499
610	Pioneer Natural Resources Co. (j)	76,431
1,856	TransCanada Corp., (Canada)	60,499
242	Valero Energy Corp.	17,086

		923,912

	Total Energy	964,884

	Financials — 25.6%
	Banks — 7.7%
12,171	Bank of America Corp. (j)	204,837
3,674	Citigroup, Inc. (j)	190,106
1,584	KeyCorp (j)	20,898
223	SVB Financial Group (a)	26,537
7,137	Wells Fargo & Co. (j)	387,964

		830,342

	Capital Markets — 6.3%
463	Ameriprise Financial, Inc.	49,323
351	BlackRock, Inc.	119,390
3,849	Charles Schwab Corp. (The) (j)	126,737
852	Goldman Sachs Group, Inc. (The)	153,587
909	Invesco Ltd. (j)	30,446
6,236	Morgan Stanley (j)	198,372
255	TD Ameritrade Holding Corp.	8,834

		686,689

	Consumer Finance — 0.9%
825	Ally Financial, Inc. (a)	15,383
1,525	Discover Financial Services (j)	81,747
94	Synchrony Financial (a) (j)	2,871

		100,001

	Diversified Financial Services — 1.0%
427	Intercontinental Exchange, Inc.	109,477

	Insurance — 7.1%
3,413	ACE Ltd., (Switzerland)	398,815
88	Allstate Corp. (The)	5,491
83	American International Group, Inc.	5,116
1,800	Arthur J. Gallagher & Co.	73,680
2,588	Marsh & McLennan Cos., Inc. (j)	143,523
2,098	MetLife, Inc.	101,168
1,032	XL Group plc, (Ireland)	40,426

		768,219

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.6%
52	Alexandria Real Estate Equities, Inc.	4,710
29	American Campus Communities, Inc.	1,199
55	American Tower Corp. (j)	5,298
225	AvalonBay Communities, Inc.	41,363
141	Boston Properties, Inc.	18,010
57	Equity One, Inc.	1,541
779	General Growth Properties, Inc.	21,202
298	HCP, Inc.	11,377
68	Kilroy Realty Corp.	4,333
1,030	Kimco Realty Corp.	27,246
702	LaSalle Hotel Properties	17,654
343	Liberty Property Trust	10,651
1,295	Prologis, Inc.	55,589
96	Simon Property Group, Inc.	18,680
266	SL Green Realty Corp.	30,061
135	Spirit Realty Capital, Inc.	1,355
136	Vornado Realty Trust	13,555

		283,824

	Total Financials	2,778,552

	Health Care — 19.0%
	Biotechnology — 5.6%
440	Alexion Pharmaceuticals, Inc. (a) (j)	83,875
409	Biogen, Inc. (a)	125,340
319	BioMarin Pharmaceutical, Inc. (a)	33,403
1,279	Celgene Corp. (a) (j)	153,190
857	Gilead Sciences, Inc.	86,694
201	Incyte Corp. (a) (j)	21,822
859	Vertex Pharmaceuticals, Inc. (a) (j)	108,140

		612,464

	Health Care Equipment & Supplies — 0.2%
181	Abbott Laboratories (j)	8,107
808	Boston Scientific Corp. (a)	14,904

		23,011

	Health Care Providers & Services — 5.1%
872	Aetna, Inc.	94,297
62	Cigna Corp.	9,133
395	Humana, Inc.	70,578
782	McKesson Corp.	154,320
1,868	UnitedHealth Group, Inc. (j)	219,731

		548,059

	Life Sciences Tools & Services — 0.8%
464	Illumina, Inc. (a)	89,037

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Pharmaceuticals — 7.3%
724	Allergan plc (a)	226,160
2,121	Bristol-Myers Squibb Co. (j)	145,878
1,913	Eli Lilly & Co.	161,200
7,001	Pfizer, Inc. (j)	225,991
264	Valeant Pharmaceuticals International, Inc. (a) (j)	26,858

		786,087

	Total Health Care	2,058,658

	Industrials — 12.9%
	Aerospace & Defense — 5.0%
36	General Dynamics Corp.	5,000
2,919	Honeywell International, Inc.	302,325
258	L-3 Communications Holdings, Inc. (j)	30,811
377	Northrop Grumman Corp.	71,182
427	Raytheon Co.	53,219
813	United Technologies Corp.	78,139

		540,676

	Airlines — 2.1%
1,555	Delta Air Lines, Inc. (j)	78,827
99	Spirit Airlines, Inc. (a)	3,945
2,549	United Continental Holdings, Inc. (a) (j)	146,042

		228,814

	Building Products — 1.1%
158	Allegion plc, (Ireland)	10,390
255	Fortune Brands Home & Security, Inc.	14,138
241	Lennox International, Inc.	30,050
2,417	Masco Corp.	68,411

		122,989

	Commercial Services & Supplies — 0.3%
573	Republic Services, Inc.	25,211
91	Tyco International plc (j)	2,902

		28,113

	Construction & Engineering — 0.3%
657	Fluor Corp.	31,001

	Industrial Conglomerates — 0.8%
2,819	General Electric Co. (j)	87,809

	Machinery — 2.0%
587	Ingersoll-Rand plc	32,434
1,900	PACCAR, Inc. (j)	90,059
145	SPX FLOW, Inc. (a)	4,057
796	Stanley Black & Decker, Inc.	84,938
95	WABCO Holdings, Inc. (a)	9,697

		221,185

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.1%
1,125	CSX Corp.	29,197
32	Kansas City Southern	2,422
138	Norfolk Southern Corp.	11,658
963	Union Pacific Corp.	75,321

		118,598

	Trading Companies & Distributors — 0.2%
374	AerCap Holdings N.V., (Netherlands) (a)	16,159

	Total Industrials	1,395,344

	Information Technology — 28.1%
	Communications Equipment — 0.1%
259	QUALCOMM, Inc.	12,962

	Electronic Equipment, Instruments & Components — 1.0%
114	Amphenol Corp., Class A (j)	5,951
1,664	TE Connectivity Ltd., (Switzerland)	107,499

		113,450

	Internet Software & Services — 5.2%
163	Alphabet, Inc., Class A (a)	126,888
326	Alphabet, Inc., Class C (a) (j)	247,671
1,834	Facebook, Inc., Class A (a) (j)	191,996

		566,555

	IT Services — 4.7%
1,440	Accenture plc, (Ireland), Class A	150,457
588	Cognizant Technology Solutions Corp., Class A (a)	35,317
2,078	Fidelity National Information Services, Inc.	125,917
17	Global Payments, Inc.	1,084
631	MasterCard, Inc., Class A	61,441
23	Vantiv, Inc., Class A (a)	1,105
1,429	Visa, Inc., Class A	110,837
237	WEX, Inc. (a)	20,970

		507,128

	Semiconductors & Semiconductor Equipment — 7.5%
2,340	Avago Technologies Ltd., (Singapore)	339,645
162	Broadcom Corp., Class A	9,362
3,380	Lam Research Corp.	268,452
3,062	Marvell Technology Group Ltd., (Bermuda)	27,008
743	NXP Semiconductors N.V., (Netherlands) (a)	62,637
251	Qorvo, Inc. (a)	12,773
1,714	Texas Instruments, Inc.	93,925

		813,802

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Software — 4.6%
834	Adobe Systems, Inc. (a)	78,385
7,043	Microsoft Corp.	390,743
882	Oracle Corp.	32,223

		501,351

	Technology Hardware, Storage & Peripherals — 5.0%
3,431	Apple, Inc.	361,176
5,354	Hewlett Packard Enterprise Co.	81,386
6,660	HP, Inc.	78,854
294	Western Digital Corp.	17,649

		539,065

	Total Information Technology	3,054,313

	Materials — 3.6%
	Chemicals — 1.9%
230	Albemarle Corp.	12,885
788	Axiall Corp.	12,130
1,184	Dow Chemical Co. (The)	60,932
593	E.I. du Pont de Nemours & Co.	39,499
334	Eastman Chemical Co. (j)	22,550
791	Mosaic Co. (The)	21,836
284	Praxair, Inc.	29,089
25	Sherwin-Williams Co. (The)	6,542

		205,463

	Construction Materials — 0.7%
353	Martin Marietta Materials, Inc.	48,249
231	Vulcan Materials Co. (j)	21,968

		70,217

	Containers & Packaging — 0.3%
549	Crown Holdings, Inc. (a) (j)	27,823
44	Silgan Holdings, Inc.	2,358
162	WestRock Co.	7,371

		37,552

	Metals & Mining — 0.7%
778	Nucor Corp.	31,363
5,399	United States Steel Corp. (j)	43,081

		74,444

	Total Materials	387,676

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.1%
260	AT&T, Inc. (j)	8,936

	Wireless Telecommunication Services — 0.6%
45	SBA Communications Corp., Class A (a) (j)	4,764

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — continued
1,517	T-Mobile US, Inc. (a)	59,344

		64,108

	Total Telecommunication Services	73,044

	Utilities — 2.1%
	Electric Utilities — 1.7%
347	American Electric Power Co., Inc.	20,241
1,149	Edison International (j)	68,042
6	Pinnacle West Capital Corp.	400
2,430	PPL Corp.	82,933
345	Xcel Energy, Inc.	12,378

		183,994

	Gas Utilities — 0.1%
785	Questar Corp. (j)	15,298

	Multi-Utilities — 0.3%
288	CMS Energy Corp.	10,407
873	NiSource, Inc.	17,040

		27,447

	Water Utilities — 0.0% (g)
22	American Water Works Co., Inc. (j)	1,292

	Total Utilities	228,031

	Total Common Stocks (Cost $10,754,615)	13,807,187

Short-Term Investment — 1.9%
	Investment Company — 1.9%
204,327	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $204,327)	204,327

	Total Investments — 129.2% (Cost $10,958,942)	14,011,514
	Liabilities in Excess of Other Assets — (29.2)% (c)	(3,165,439)

	NET ASSETS — 100.0%	$10,846,075

Short Positions — 29.2%
Common Stocks — 29.2%
	Consumer Discretionary — 3.5%
	Auto Components — 0.5%
350	Autoliv, Inc., (Sweden)	43,676
114	Lear Corp.	13,984

		57,660

	Hotels, Restaurants & Leisure — 0.3%
367	Darden Restaurants, Inc.	23,386
223	Marriott International, Inc., Class A	14,957

		38,343

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Leisure Products — 0.2%
324	Hasbro, Inc.	21,821

	Media — 1.5%
270	AMC Networks, Inc., Class A (a)	20,159
606	Discovery Communications, Inc., Class A (a)	16,169
834	Interpublic Group of Cos., Inc. (The)	19,425
518	Omnicom Group, Inc.	39,206
518	Scripps Networks Interactive, Inc., Class A	28,590
334	Walt Disney Co. (The)	35,126

		158,675

	Multiline Retail — 0.3%
375	Kohl’s Corp.	17,859
135	Target Corp.	9,795

		27,654

	Specialty Retail — 0.2%
487	Bed Bath & Beyond, Inc. (a)	23,490

	Textiles, Apparel & Luxury Goods — 0.5%
388	NIKE, Inc., Class B	24,253
383	Under Armour, Inc., Class A (a)	30,852

		55,105

	Total Consumer Discretionary	382,748

	Consumer Staples — 2.9%
	Beverages — 0.4%
404	Brown-Forman Corp., Class B	40,116

	Food & Staples Retailing — 1.4%
565	CVS Health Corp.	55,254
537	Sysco Corp.	22,021
542	Wal-Mart Stores, Inc.	33,198
1,268	Whole Foods Market, Inc.	42,469

		152,942

	Food Products — 0.2%
206	General Mills, Inc.	11,892
138	Kellogg Co.	10,006

		21,898

	Household Products — 0.9%
466	Church & Dwight Co., Inc.	39,540
478	Clorox Co. (The)	60,652

		100,192

	Total Consumer Staples	315,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.3%
	Energy Equipment & Services — 0.3%
40	Ensco plc, (United Kingdom), Class A	619
740	FMC Technologies, Inc. (a)	21,472
659	Nabors Industries Ltd., (United Sates)	5,606
249	Noble Corp. plc, (United Kingdom)	2,632
446	Patterson-UTI Energy, Inc.	6,725

		37,054

	Oil, Gas & Consumable Fuels — 2.0%
37	Apache Corp.	1,623
186	Cimarex Energy Co.	16,590
38	ConocoPhillips	1,760
521	Devon Energy Corp.	16,682
1,668	Enbridge, Inc., (Canada)	55,361
134	Exxon Mobil Corp.	10,476
636	Marathon Oil Corp.	8,001
82	Murphy Oil Corp.	1,839
1,129	ONEOK, Inc.	27,840
1,917	QEP Resources, Inc.	25,692
820	Range Resources Corp.	20,173
1,307	Spectra Energy Corp.	31,286

		217,323

	Total Energy	254,377

	Financials — 4.9%
	Banks — 1.1%
494	Associated Banc-Corp.	9,268
531	Citizens Financial Group, Inc.	13,915
1,652	First Horizon National Corp.	23,980
1,751	People’s United Financial, Inc.	28,273
917	Regions Financial Corp.	8,800
756	U.S. Bancorp	32,240

		116,476

	Capital Markets — 0.4%
452	Franklin Resources, Inc.	16,630
310	T. Rowe Price Group, Inc.	22,131

		38,761

	Consumer Finance — 0.2%
152	American Express Co.	10,558
178	Capital One Financial Corp.	12,873

		23,431

	Diversified Financial Services — 0.3%
154	CME Group, Inc.	13,996

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Diversified Financial Services — continued
353	Nasdaq, Inc.	20,561

		34,557

	Insurance — 1.5%
215	Aon plc, (United Kingdom)	19,796
314	Arch Capital Group Ltd., (Bermuda) (a)	21,888
76	Assurant, Inc.	6,128
1,686	Progressive Corp. (The)	53,606
535	Torchmark Corp.	30,574
218	Travelers Cos., Inc. (The)	24,650
170	W.R. Berkley Corp.	9,318

		165,960

	Real Estate Investment Trusts (REITs) — 1.4%
644	DDR Corp.	10,837
319	Digital Realty Trust, Inc.	24,121
231	Federal Realty Investment Trust	33,807
14	Four Corners Property Trust, Inc. (a)	330
866	Host Hotels & Resorts, Inc.	13,287
31	Realty Income Corp.	1,575
54	UDR, Inc.	2,036
821	Ventas, Inc.	46,334
375	Welltower, Inc.	25,496

		157,823

	Total Financials	537,008

	Health Care — 3.5%
	Biotechnology — 0.7%
274	Amgen, Inc.	44,464
489	Ionis Pharmaceuticals, Inc. (a)	30,272

		74,736

	Health Care Equipment & Supplies — 0.7%
878	Baxter International, Inc.	33,484
304	Medtronic plc, (Ireland)	23,347
310	St. Jude Medical, Inc.	19,178

		76,009

	Health Care Providers & Services — 1.0%
236	AmerisourceBergen Corp.	24,492
74	Anthem, Inc.	10,350
421	Cardinal Health, Inc.	37,603
382	Express Scripts Holding Co. (a)	33,378

		105,823

	Pharmaceuticals — 1.1%
999	AbbVie, Inc.	59,176

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
319	Johnson & Johnson	32,781
564	Merck & Co., Inc.	29,816

		121,773

	Total Health Care	378,341

	Industrials — 4.4%
	Aerospace & Defense — 1.3%
372	Boeing Co. (The)	53,821
361	Lockheed Martin Corp.	78,351
43	Textron, Inc.	1,815

		133,987

	Air Freight & Logistics — 0.2%
411	C.H. Robinson Worldwide, Inc.	25,479

	Airlines — 0.6%
606	American Airlines Group, Inc.	25,668
985	Southwest Airlines Co.	42,409

		68,077

	Commercial Services & Supplies — 0.3%
318	ADT Corp. (The)	10,496
456	Waste Management, Inc.	24,320

		34,816

	Electrical Equipment — 0.8%
94	Acuity Brands, Inc.	22,075
590	Rockwell Automation, Inc.	60,520

		82,595

	Industrial Conglomerates — 0.7%
421	3M Co.	63,399
102	Danaher Corp.	9,438

		72,837

	Machinery — 0.2%
386	Donaldson Co., Inc.	11,069
150	Illinois Tool Works, Inc.	13,908

		24,977

	Trading Companies & Distributors — 0.3%
495	Air Lease Corp.	16,567
304	Fastenal Co.	12,402
15	W.W. Grainger, Inc.	3,100

		32,069

	Total Industrials	474,837

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts )

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Information Technology — 3.4%
	Communications Equipment — 0.6%
1,552	Cisco Systems, Inc.	42,141
799	Juniper Networks, Inc.	22,058

		64,199

	IT Services — 1.2%
492	Fiserv, Inc. (a)	44,969
459	International Business Machines Corp.	63,147
44	Total System Services, Inc.	2,186
517	VeriFone Systems, Inc. (a)	14,488

		124,790

	Semiconductors & Semiconductor Equipment — 1.2%
1,182	Intel Corp.	40,733
105	Microchip Technology, Inc.	4,905
624	NVIDIA Corp.	20,557
14	Skyworks Solutions, Inc.	1,060
2,397	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	54,531
101	Xilinx, Inc.	4,753

		126,539

	Software — 0.1%
197	salesforce.com, Inc. (a)	15,438

	Technology Hardware, Storage & Peripherals — 0.3%
921	Seagate Technology plc	33,754

	Total Information Technology	364,720

	Materials — 1.8%
	Chemicals — 1.2%
17	Agrium, Inc., (Canada)	1,555
314	Air Products & Chemicals, Inc.	40,862
281	Ecolab, Inc.	32,128
459	LyondellBasell Industries N.V., Class A	39,917
62	Potash Corp. of Saskatchewan, Inc., (Canada)	1,055
176	Westlake Chemical Corp.	9,577

		125,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.1%
67	AptarGroup, Inc.	4,881
89	Bemis Co., Inc.	3,964
115	Sonoco Products Co.	4,717

		13,562

	Metals & Mining — 0.5%
3,457	Alcoa, Inc.	34,122
2,636	Freeport-McMoRan, Inc.	17,843

		51,965

	Total Materials	190,621

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
673	Verizon Communications, Inc.	31,112

	Utilities — 2.2%
	Electric Utilities — 1.3%
682	Duke Energy Corp.	48,670
155	Entergy Corp.	10,617
1,293	Exelon Corp.	35,898
885	Southern Co. (The)	41,403

		136,588

	Multi-Utilities — 0.8%
716	Consolidated Edison, Inc.	45,989
18	Dominion Resources, Inc.	1,211
125	DTE Energy Co.	10,036
480	SCANA Corp.	29,006

		86,242

	Water Utilities — 0.1%
382	Aqua America, Inc.	11,397

	Total Utilities	234,227

	Total Securities Sold Short (Proceeds $3,207,694)	$3,163,139

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,075	E-mini S&P 500	03/18/16	USD	$109,403	$1,037

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

J.P. Morgan Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(g)	— Amount rounds to less than 0.1%.
(j)	— All or a portion of this security is segregated for short sales.

The following approximates the aggregate amount of securities segregated for short sales (amounts in thousands):

Fund	Value
U.S. Dynamic Plus Fund	$127,208
U.S. Large Cap Core Plus Fund	4,380,699

(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$373,617		$13,807,187
Investments in affiliates, at value	8,354		204,327

Total investment securities, at value	381,971		14,011,514
Cash	52		3,736
Deposits at broker for securities sold short	—		42
Deposits at broker for futures contracts	416		5,145
Receivables:
Investment securities sold	1,796		15,216
Fund shares sold	2,031		14,476
Dividends from non-affiliates	346		21,235
Dividends from affiliates	1		22

Total Assets	386,613		14,071,386

LIABILITIES:
Payables:
Securities sold short, at value	78,712		3,163,139
Dividend expense to non-affiliates on securities sold short	30		4,271
Investment securities purchased	1,130		35,279
Interest expense to non-affiliates on securities sold short	75		2,206
Fund shares redeemed	129		9,411
Variation margin on futures contracts	83		1,032
Accrued liabilities:
Investment advisory fees	164		6,687
Administration fees	1		217
Distribution fees	30		353
Shareholder servicing fees	40		1,883
Custodian and accounting fees	9		141
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	119		691

Total Liabilities	80,522		3,225,311

Net Assets	$306,091		$10,846,075

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$234,897	$8,177,010
Accumulated undistributed (distributions in excess of) net investment income	220	(505)
Accumulated net realized gains (losses)	(178)	(428,594)
Net unrealized appreciation (depreciation)	71,152	3,098,164

Total Net Assets	$306,091	$10,846,075

Net Assets:
Class A	$140,583	$927,745
Class C	1,059	237,531
Class R2	—	5,303
Class R5	—	834,981
Select Class	164,449	8,840,515

Total	$306,091	$10,846,075

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,194	34,908
Class C	64	9,209
Class R2	—	203
Class R5	—	31,043
Select Class	9,479	329,768

Net Asset Value (a):
Class A — Redemption price per share	$17.16	$26.58
Class C — Offering price per share (b)	16.64	25.79
Class R2 — Offering and redemption price per share	—	26.15
Class R5 — Offering and redemption price per share	—	26.90
Select Class — Offering and redemption price per share	17.35	26.81
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.11	$28.05

Cost of investments in non-affiliates	$309,514	$10,754,615
Cost of investments in affiliates	8,354	204,327
Proceeds from securities sold short	85,782	3,207,694

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,660	$131,689
Dividend income from affiliates	3	94

Total investment income	4,663	131,783

EXPENSES:
Investment advisory fees	1,286	50,289
Administration fees	126	4,734
Distribution fees:
Class A	168	1,171
Class C	4	938
Class R2	—	14
Shareholder servicing fees:
Class A	168	1,171
Class C	1	313
Class R2	—	7
Class R5	—	118
Select Class	216	12,377
Custodian and accounting fees	16	137
Interest expense to affiliates	—	— (a)
Professional fees	27	104
Trustees’ and Chief Compliance Officer’s fees	2	48
Printing and mailing costs	9	116
Registration and filing fees	31	116
Transfer agent fees (See Note 2.E.)	3	134
Sub-transfer agent fees (See Note 2.E.)	148	1,567
Other	5	28
Dividend expense to non-affiliates on securities sold short	436	34,457
Interest expense to non-affiliates on securities sold short	480	12,622

Total expenses	3,126	120,461

Less fees waived	(530)	(13,427)
Less earnings credits	—	(1)

Net expenses	2,596	107,033

Net investment income (loss)	2,067	24,750

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,097	336,356
Futures	353	(26,576)
Securities sold short	(2,130)	(36,676)
Foreign currency transactions	— (a)	—

Net realized gain (loss)	2,320	273,104

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(13,926)	(661,727)
Futures	(7)	3,343
Securities sold short	11,103	60,061

Change in net unrealized appreciation/depreciation	(2,830)	(598,323)

Net realized/unrealized gains (losses)	(510)	(325,219)

Change in net assets resulting from operations	$1,557	$(300,469)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,067	$1,635	$24,750	$48,545
Net realized gain (loss)	2,320	19,914	273,104	901,989
Change in net unrealized appreciation/depreciation	(2,830)	4,697	(598,323)	67,974

Change in net assets resulting from operations	1,557	26,246	(300,469)	1,018,508

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,048)	(426)	(161)	(3,499)
From net realized gains	(7,197)	(5,202)	(77,714)	(60,730)
Class C
From net investment income	(2)	— (a)	—	—
From net realized gains	(57)	(53)	(20,643)	(19,016)
Class R2
From net investment income	—	—	—	(12)
From net realized gains	—	—	(441)	(393)
Class R5
From net investment income	—	—	(4,262)	(2,459)
From net realized gains	—	—	(70,789)	(19,765)
Select Class
From net investment income	(1,539)	(1,236)	(20,719)	(64,726)
From net realized gains	(8,625)	(10,029)	(771,350)	(692,232)

Total distributions to shareholders	(18,468)	(16,946)	(966,079)	(862,832)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	14,229	10,433	243,389	948,471

NET ASSETS:
Change in net assets	(2,682)	19,733	(1,023,159)	1,104,147
Beginning of period	308,773	289,040	11,869,234	10,765,087

End of period	$306,091	$308,773	$10,846,075	$11,869,234

Accumulated undistributed (distributions in excess of) net investment income	$220	$742	$(505)	$(113)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$33,795	$59,529	$132,595	$250,793
Distributions reinvested	8,175	5,319	76,073	61,755
Cost of shares redeemed	(24,411)	(30,121)	(122,258)	(337,377)

Change in net assets resulting from Class A capital transactions	$17,559	$34,727	$86,410	$(24,829)

Class C
Proceeds from shares issued	$143	$396	$6,374	$16,654
Distributions reinvested	55	49	17,157	15,716
Cost of shares redeemed	(217)	(335)	(21,084)	(36,261)

Change in net assets resulting from Class C capital transactions	$(19)	$110	$2,447	$(3,891)

Class R2
Proceeds from shares issued	$—	$—	$1,385	$1,799
Distributions reinvested	—	—	285	286
Cost of shares redeemed	—	—	(1,554)	(1,590)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$116	$495

Class R5
Proceeds from shares issued	$—	$—	$619,891	$56,790
Distributions reinvested	—	—	60,964	8,410
Cost of shares redeemed	—	—	(50,379)	(30,141)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$630,476	$35,059

Select Class
Proceeds from shares issued	$7,265	$7,593	$588,388	$1,902,532
Distributions reinvested	10,151	11,245	516,415	494,960
Cost of shares redeemed	(20,727)	(43,242)	(1,580,863)	(1,455,855)

Change in net assets resulting from Select Class capital transactions	$(3,311)	$(24,404)	$(476,060)	$941,637

Total change in net assets resulting from capital transactions	$14,229	$10,433	$243,389	$948,471

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,901	3,265	4,635	8,435
Reinvested	482	300	2,899	2,167
Redeemed	(1,364)	(1,651)	(4,279)	(11,325)

Change in Class A Shares	1,019	1,914	3,255	(723)

Class C
Issued	7	23	240	579
Reinvested	4	3	674	567
Redeemed	(12)	(19)	(760)	(1,244)

Change in Class C Shares	(1)	7	154	(98)

Class R2
Issued	—	—	49	61
Reinvested	—	—	11	10
Redeemed	—	—	(55)	(54)

Change in Class R2 Shares	—	—	5	17

Class R5
Issued	—	—	20,516	1,886
Reinvested	—	—	2,285	290
Redeemed	—	—	(1,752)	(996)

Change in Class R5 Shares	—	—	21,049	1,180

Select Class
Issued	421	417	20,584	63,958
Reinvested	591	626	19,466	17,178
Redeemed	(1,166)	(2,314)	(54,647)	(48,770)

Change in Select Class Shares	(154)	(1,271)	(14,597)	32,366

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$1,557

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(100,333)
Proceeds from disposition of investment securities	104,445
Covers of investment securities sold short	(36,945)
Proceeds from investment securities sold short	40,562
Purchase of short-term investments—affiliates, net	(4,685)
Change in unrealized (appreciation)/depreciation on investments	13,926
Change in unrealized (appreciation)/depreciation on investment securities sold short	(11,103)
Net realized (gain)/loss on investments	(4,097)
Net realized (gain)/loss on investments securities sold short	2,130
Increase in deposits at broker for futures contracts	(145)
Decrease in dividends receivable from non-affiliates	55
Increase in dividends receivable from affiliates	(1)
Decrease in variation margin receivable	2
Increase in dividend expense to non-affiliates on securities sold short	17
Increase in interest expense to non-affiliates on securities sold short	10
Increase in variation margin payable	83
Decrease in investment advisory fees payable	(29)
Increase in administration fees payable	1
Decrease in distribution fees payable	(8)
Increase in shareholder servicing fees payable	2
Decrease in custodian and accounting fees payable	(1)
Decrease in Trustees’ and Chief Compliance Office fees payable	— (a)
Increase in other accrued expenses payable	33

Net cash provided (used) by operating activities	5,476

Cash flows provided (used) by financing activities:
Proceeds from shares issued	39,530
Payment for shares redeemed	(45,326)
Cash distributions paid to shareholders (net of reinvestments of $18,381)	(87)

Net cash provided (used) by financing activities	(5,883)

Net decrease in cash	(407)

Cash:
Beginning of period	459

End of period	$52

(a)	Amount rounds to less than $1,000.

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2015, the Fund paid $470 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Decrease in net assets resulting from operations	$(300,469)

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(6,633,881)
Proceeds from disposition of investment securities	6,903,795
Covers of investment securities sold short	(2,736,083)
Proceeds from investment securities sold short	3,139,032
Proceeds of short-term investments — affiliates, net	39,017
Change in unrealized (appreciation)/depreciation on investments	661,727
Change in unrealized (appreciation)/depreciation on investment securities sold short	(60,061)
Net realized (gain)/loss on investments	(336,356)
Net realized (gain)/loss on investments securities sold short	36,676
Decrease in deposits at broker for futures contracts	1,675
Increase in deposits at broker for securities sold short	(42)
Increase in dividends receivable from non-affiliates	(5,401)
Increase in dividends receivable from affiliates	(12)
Decrease in variation margin receivable	381
Decrease in dividend expense to non-affiliates on securities sold short	(2,308)
Increase in interest expense to non-affiliates on securities sold short	140
Increase in variation margin payable	1,032
Decrease in investment advisory fees payable	(1,178)
Increase in administration fees payable	217
Decrease in distribution fees payable	(468)
Decrease in shareholder servicing fees payable	(13)
Decrease in custodian and accounting fees payable	(59)
Decrease in Trustees’ and Chief Compliance Office fees payable	(4)
Decrease in other accrued expenses payable	(111)

Net cash provided (used) by operating activities	707,246

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,343,869
Payment for shares redeemed	(1,769,801)
Cash distributions paid to shareholders (net of reinvestments of $670,894)	(295,185)

Net cash provided (used) by financing activities	(721,117)

Net decrease in cash	(13,871)

Cash:
Beginning of period	17,607

End of period	$3,736

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2015, the Fund paid $12,482 in interest expenses for securities sold short and less than $1,000 in interest expenses to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$18.19	$0.11	(g)	$(0.06)	$0.05	$(0.13)	$(0.95)	$(1.08)
Year Ended June 30, 2015	17.70	0.08		1.43	1.51	(0.07)	(0.95)	(1.02)
Year Ended June 30, 2014	15.40	0.09	(g)(h)	3.36	3.45	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.46	0.19	(g)(i)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(g)	0.26	0.34	(0.03)	(1.87)	(1.90)
Year Ended June 30, 2011	11.84	0.01	(g)	3.23	3.24	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2015 (Unaudited)	17.61	0.06	(g)	(0.05)	0.01	(0.03)	(0.95)	(0.98)
Year Ended June 30, 2015	17.19	—	(j)	1.37	1.37	— (j)	(0.95)	(0.95)
Year Ended June 30, 2014	14.99	—	(g)(h)(j)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(g)(i)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(g)	0.25	0.26	—	(1.87)	(1.87)
Year Ended June 30, 2011	11.61	(0.04	)(g)	3.14	3.10	—	—	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	18.39	0.13	(g)	(0.06)	0.07	(0.16)	(0.95)	(1.11)
Year Ended June 30, 2015	17.88	0.12		1.45	1.57	(0.11)	(0.95)	(1.06)
Year Ended June 30, 2014	15.51	0.13	(g)(h)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(g)(i)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(g)	0.28	0.39	(0.05)	(1.87)	(1.92)
Year Ended June 30, 2011	11.89	0.06	(g)	3.22	3.28	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.23% and 1.69% for the six months ended December 31, 2015, 1.29% and 1.81% for the year ended June 30, 2015, 1.29% and 1.79% for 2014, 1.29% and 1.99% for 2013, 1.40% and 2.03% for 2012 and 1.39% and 1.98% for 2011; for Class C are 1.74% and 2.16% for the six months ended December 31, 2015, 1.79% and 2.26% for the year ended June 30, 2015, 1.79% and 2.29% for 2014, 1.78% and 2.48% for 2013, 1.90% and 2.53% for 2012 and 1.89% and 2.48% for 2011; for Select Class are 0.99% and 1.24% for the six months ended December 31, 2015, 1.04% and 1.40% for the year ended June 30, 2015, 1.04% and 1.54% for 2014, 1.05% and 1.74% for 2013, 1.15% and 1.77% for 2012 and 1.14% and 1.73% for 2011, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$17.16	0.36%	$140,583	1.82%	1.24%		2.28%	26%	36%
18.19	8.71	130,499	1.89	0.39		2.41	54	73
17.70	23.12	93,114	1.87	0.53	(h)	2.37	72	109
15.40	19.93	58,372	1.95	1.29	(i)	2.65	101	135
13.46	4.02	41,459	1.91	0.57		2.54	456	583
15.02	27.36	39,904	1.89	0.10		2.48	465	651

16.64	0.13	1,059	2.33	0.68		2.75	26	36
17.61	8.12	1,137	2.39	(0.12)		2.86	54	73
17.19	22.48	1,004	2.37	0.02	(h)	2.87	72	109
14.99	19.36	463	2.44	0.88	(i)	3.14	101	135
13.10	3.49	492	2.41	0.06		3.04	456	583
14.71	26.70	461	2.39	(0.33)		2.98	465	651

17.35	0.48	164,449	1.58	1.43		1.83	26	36
18.39	8.95	177,137	1.64	0.63		2.00	54	73
17.88	23.46	194,922	1.62	0.78	(h)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(i)	2.40	101	135
13.55	4.33	120,481	1.66	0.83		2.28	456	583
15.08	27.60	123,474	1.64	0.41		2.23	465	651

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$29.81	$0.03	(g)	$(0.84)	$(0.81)	$— (h)	$(2.42)	$(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)
Year Ended June 30, 2014	25.37	0.05	(g)(h)	6.44	6.49	(0.05)	(2.31)	(2.36)
Year Ended June 30, 2013	21.30	0.12	(g)(i)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(g)	0.03	0.12	(0.08)	—	(0.08)
Year Ended June 30, 2011	16.72	0.05	(g)	4.54	4.59	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2015 (Unaudited)	29.07	(0.04	)(g)	(0.82)	(0.86)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(g)(i)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(g)(h)(j)	4.96	4.96	— (h)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(g)	0.03	0.02	—	—	—
Year Ended June 30, 2011	16.50	(0.05	)(g)	4.48	4.43	—	—	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	29.40	(0.01	)(g)	(0.82)	(0.83)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(g)(i)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(g)(j)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(g)	0.02	0.06	(0.06)	—	(0.06)
Year Ended June 30, 2011	16.66	(0.01	)(g)	4.53	4.52	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	30.21	0.14	(g)	(0.90)	(0.76)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(g)(i)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(g)(j)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(g)	0.01	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2011	16.87	0.14	(g)	4.59	4.73	(0.13)	—	(0.13)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	30.07	0.06	(g)	(0.84)	(0.78)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(g)(i)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(g)(j)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(g)	0.03	0.17	(0.13)	—	(0.13)
Year Ended June 30, 2011	16.82	0.10	(g)	4.57	4.67	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.27% and 1.54% for the six months ended December 31, 2015, 1.30% and 1.66% for the year ended June 30, 2015, 1.29% and 1.63% for 2014, 1.29% and 1.63% for 2013, 1.40% and 1.64% for 2012 and 1.39% and 1.63% for 2011; for Class C are 1.77% and 2.03% for the six months ended December 31, 2015, 1.80% and 2.15% for the year ended June 30, 2015, 1.79% and 2.12% for 2014, 1.80% and 2.13% for 2013, 1.90% and 2.14% for 2012 and 1.89% and 2.13% for 2011; for Class R2 are 1.52% and 1.87% for the six months ended December 31, 2015, 1.55% and 1.97% for the year ended June 30, 2015, 1.54% and 1.88% for 2014, 1.54% and 1.88% for 2013, 1.65% and 1.89% for 2012 and 1.64% and 1.87% for 2011; for Class R5 are 0.81% and 1.00% for the six months ended December 31, 2015, 0.85% and 1.17% for the year ended June 30, 2015, 0.85% and 1.18% for 2014, 0.85% and 1.19% for 2013, 0.95% and 1.19% for 2012 and 0.94% and 1.17% for 2011; for Select Class are 1.01% and 1.24% for the six months ended December 31, 2015, 1.05% and 1.38% for the year ended June 30, 2015, 1.04% and 1.38% for 2014, 1.05% and 1.38% for 2013, 1.15% and 1.39% for 2012 and 1.14% and 1.38% for 2011, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), ($0.02), $0.17 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, (0.09)%, 0.62% and 0.42% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b) (f)	Portfolio turnover rate (including securities sold short) (b)(f)

$26.58	(2.61)%	$927,745	2.09%	0.21%		2.36%	46%	65%
29.81	9.05	943,586	2.33	0.18		2.69	94	127
29.50	26.73	955,036	2.14	0.19	(i)	2.48	90	122
25.37	25.08	743,290	2.21	0.49	(j)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129
21.26	27.49	761,412	1.98	0.25		2.22	73	102

25.79	(2.87)	237,531	2.59	(0.30)		2.85	46	65
29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(i)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(j)(k)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129
20.93	26.85	228,276	2.48	(0.25)		2.72	73	102

26.15	(2.73)	5,303	2.34	(0.05)		2.69	46	65
29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(i)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(j)	2.80	90	119
21.13	0.33	1,993	2.38	0.19		2.62	99	129
21.13	27.13	1,329	2.23	(0.03)		2.46	73	102

26.90	(2.40)	834,981	1.63	0.94		1.82	46	65
30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(i)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(j)	2.11	90	119
21.51	1.05	135,934	1.68	0.96		1.92	99	129
21.47	28.05	41,988	1.53	0.67		1.76	73	102

26.81	(2.49)	8,840,515	1.83	0.44		2.06	46	65
30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(i)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(j)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129
21.40	27.78	6,406,976	1.73	0.50		1.97	73	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

Effective as of the close of business on April 17, 2014, the Fund was publicly offered on a limited basis. During the periods where share classes are publicly offered on a limited basis, investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$381,971	$—	$—	$381,971

Total Liabilities for Securities Sold Short (a)	$(78,712)	$—	$—	$(78,712)

Depreciation in Other Financial Instruments
Futures Contracts	$(21)	$—	$—	$(21)

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,011,514	$—	$—	$14,011,514

Total Liabilities for Securities Sold Short (a)	$(3,163,139)	$—	$—	$(3,163,139)

Appreciation in Other Financial Instruments
Futures Contracts	$1,037	$—	$—	$1,037

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
Futures Contracts:
Average Notional Balance Long	$6,226	$151,744
Ending Notional Balance Long	10,075	109,403

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2015, the Funds had outstanding short sales as listed on the SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer Agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C		Class R2	Class R 5	Select Class	Total
U.S. Dynamic Plus Fund
Transfer Agent Fees	$2	$—	(a)	n/a	n/a	$1	$3
Sub-Transfer Agent Fees	142	1		n/a	n/a	5	148
U.S. Large Cap Core Plus Fund
Transfer Agent Fees	23	7		$1	$4	99	134
Sub-Transfer Agent Fees	316	75		4	21	1,151	1,567

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

U.S. Dynamic Plus Fund	0.75%
U.S. Large Cap Core Plus Fund	0.80

Prior to September 1, 2015, the investment advisory fee for each Fund was 1.00%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—
U.S. Large Cap Core Plus Fund	6		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund*	1.20%	1.70%	n/a	n/a	0.95%
U.S. Large Cap Core Plus Fund**	1.25	1.75	1.50%	0.80%	0.99

*	Prior to September 1, 2015, the contractual expense limitation for U.S. Dynamic Plus Fund was 1.30%, 1.80% and 1.05% for Class A, Class C, and Select Class Shares, respectively.
**	Prior to September 1, 2015, the contractual expense limitation for U.S. Large Cap Core Plus Fund was 1.30%, 1.80%, 1.55%, 0.85% and 1.05% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

The contractual expense limitation percentages are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
U.S. Dynamic Plus Fund	$259	$124	$140	$523
U.S. Large Cap Core Plus Fund	7,887	3,963	1,356	13,206

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$7
U.S. Large Cap Core Plus Fund	221

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the following Fund incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Dynamic Plus Fund	$—	(a)
U.S. Large Cap Core Plus Fund	4

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$99,523	$104,618	$40,006	$36,945
U.S. Large Cap Core Plus Fund	6,539,602	6,859,816	3,076,736	2,669,492

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$317,868	$79,054	$14,951	$64,103
U.S. Large Cap Core Plus Fund	10,958,942	3,452,963	400,391	3,052,572

At June 30, 2015, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, the Funds each had two shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively own shares representing the following percentage of each applicable Fund’s net assets:

% of the Fund
U.S. Dynamic Plus Fund	40.3%
U.S. Large Cap Core Plus Fund	36.5

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Fund, which represent 22.7% of U.S. Large Cap Core Plus Fund’s net assets.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

As of December 31, 2015, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate shares representing 49.6% of the net assets of U.S. Dynamic Plus Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2015, the Funds pledged a significant portion of their assets for securities sold short to Deutsche Bank AG.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015 and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,003.60	$9.17	1.82%
Hypothetical	1,000.00	1,015.99	9.22	1.82
Class C
Actual	1,000.00	1,001.30	11.72	2.33
Hypothetical	1,000.00	1,013.42	11.79	2.33
Select Class
Actual	1,000.00	1,004.80	7.96	1.58
Hypothetical	1,000.00	1,017.19	8.01	1.58

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	973.90	10.37	2.09
Hypothetical	1,000.00	1,014.63	10.58	2.09
Class C
Actual	1,000.00	971.30	12.83	2.59
Hypothetical	1,000.00	1,012.12	13.10	2.59
Class R2
Actual	1,000.00	972.70	11.60	2.34
Hypothetical	1,000.00	1,013.37	11.84	2.34
Class R5
Actual	1,000.00	976.00	8.10	1.63
Hypothetical	1,000.00	1,016.94	8.26	1.63
Select Class
Actual	1,000.00	975.10	9.09	1.83
Hypothetical	1,000.00	1,015.94	9.27	1.83

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information received about the Funds from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance was in the second, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that Fund’s performance was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance was in the third, second, and third quintiles for Class A shares and in the third, first, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also noted that the Adviser, JPMDS and/or JPMFM agreed to reduce each Fund’s contractual advisory fee and increase the fee waivers and/or expense reimbursements effective September 1, 2015. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee and actual total expenses for Select Class shares were in the first and second quintiles of the Universe Group, respectively. After considering the factors identified above, including the reduction in advisory fee from 1.00% to 0.75% and additional fee waivers and/or expense reimbursements that would take effect on September 1, 2015, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, including the reduction in advisory fee from 1.00% to 0.80% and additional fee waivers and/or expense reimbursements that would take effect on September 1, 2015, in light of this information, the Trustees concluded that the advisory fees were reasonable.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-PLUS-1215

Semi-Annual Report

J.P. Morgan Funds

December 31, 2015 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies – particularly those of emerging market exporting nations – put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets – including a 2% devaluation of the yuan – the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks – particularly those of large cap technology companies – while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-3.06%
MSCI World Index (net of foreign withholding taxes)	-3.41%
Diversified Composite Benchmark	-1.66%

Net Assets as of 12/31/2015	$1,403,774

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Overall, U.S. equity markets provided slim returns for the second half of 2015, while equity markets in other developed market nations posted negative returns and emerging market equities posted double-digit losses. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24, 2015. However, U.S. and other equity markets rebounded in October and the Standard & Poor’s 500 Index (S&P 500) turned in its best one-month performance since 2011. For the six months ended December 31, 2015, the S&P 500 returned 0.15%, while the MSCI Europe, Australasia and Far East Index returned -5.92% and the MSCI Emerging Markets Index returned -17.18%.

Generally, bond markets had a weak performance during the second half of 2015 as interest rates remained low globally. Also, increased volatility in financial markets pushed investors toward lower risk securities in developed market sovereign debt and away from lower-rated bonds. The Barclays U.S. Aggregate Index returned 0.65%, the Barclays High Yield Index returned -6.82% and the Barclays Emerging Market Index returned -1.34% for the second half of 2015.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invests in a mix of domestic, international, and emerging market equities and fixed income securities, outperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”), which is made up of U.S. and international equities, for the six months ended December 31, 2015. The Fund’s holdings in fixed income securities helped performance relative to the World Index, while the Fund’s holdings in emerging market equities detracted from relative performance.

For the same period, the Fund underperformed its Diversified Composite Benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (60%) and Barclays U.S. Aggregate Index (40%).

Based on their view of market conditions and valuations during the reporting period, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. The Fund’s overweight position in high yield debt (also known as “junk bonds”) detracted from performance within its fixed income strategy, while the Fund’s overweight position in developed markets and underweight position in emerging markets contributed to performance relative to the combined weighted average return of the MSCI World Index and the MSCI Emerging Markets Index.

Security selection within the Fund’s U.S. Small Company strategy helped performance relative to that strategy’s benchmark, the Russell 2000 Index, while security selection within the Fund’s Disciplined Equity strategy detracted from performance relative to that strategy’s benchmark, the Standard & Poor’s 500 Index. Within fixed income, the Fund’s allocation to non-agency mortgages contributed positively to performance relative to the World Index.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts, international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund’s portfolio managers preferred high yield bonds among fixed income securities. The Fund also had an opportunistic allocation to non-agency mortgage-backed securities. Among equities, the Fund was overweight in U.S. large cap stocks. The Fund used futures to more easily implement the portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	5.4%
2.	JPMorgan Intrepid International Fund, Class R6 Shares	4.6
3.	JPMorgan Realty Income Fund, Class R6 Shares	3.2
4.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	3.0
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.0
6.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1.4
7.	Apple, Inc.	1.1
8.	Microsoft Corp.	1.0
9.	Wells Fargo & Co.	0.9
10.	Alphabet, Inc., Class C	0.7

PORTFOLIO COMPOSITION BY ASSET CLASS***
Common Stocks	53.1%
Investment Companies	20.1
Corporate Bonds	7.6
Collateralized Mortgage Obligations	6.8
Asset-Backed Securities	3.9
U.S. Treasury Obligations	3.7
Mortgage Pass-Through Securities	1.3
Others (each less than 1.0%)	1.2
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
Without Sales Charge		(3.31)%	(1.36)%	6.93%	6.01%
With Sales Charge**		(7.65)	(5.78)	5.95	5.52
CLASS C SHARES	March 24, 2003
Without CDSC		(3.52)	(1.79)	6.40	5.48
With CDSC***		(4.52)	(2.79)	6.40	5.48
INSTITUTIONAL CLASS SHARES	September 10, 1993	(3.06)	(0.80)	7.48	6.54
SELECT CLASS SHARES	September 10, 2001	(3.18)	(1.10)	7.21	6.28

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The

Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2015

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 52.9%
		Consumer Discretionary — 8.1%
		Auto Components — 0.4%
1		American Axle & Manufacturing Holdings, Inc. (a)	22
87		Apollo Tyres Ltd., (India)	204
14		Ceat Ltd., (India)	217
8		Continental AG, (Germany)	1,915
13		Cooper Tire & Rubber Co.	493
4		Dana Holding Corp.	50
5		Goodyear Tire & Rubber Co. (The)	163
10		Hankook Tire Co., Ltd., (South Korea) (a)	391
73		Hota Industrial Manufacturing Co. Ltd., (Taiwan)	267
3		Hyundai Mobis Co., Ltd., (South Korea) (a)	704
9		Magna International, Inc., (Canada)	369
10		Stoneridge, Inc. (a)	151
4		Tower International, Inc.	123

			5,069

		Automobiles — 1.1%
1,495		Astra International Tbk PT, (Indonesia)	644
8		Bayerische Motoren Werke AG, (Germany)	798
92		Ford Motor Co.	1,301
755		Geely Automobile Holdings Ltd., (China)	399
176		General Motors Co.	5,991
255		Great Wall Motor Co., Ltd., (China), Class H	295
31		Honda Motor Co., Ltd., (Japan)	1,000
12		Kia Motors Corp., (South Korea) (a)	523
8		Renault S.A., (France)	783
4		Tesla Motors, Inc. (a)	1,046
36		Tofas Turk Otomobil Fabrikasi A.S., (Turkey)	236
39		Toyota Motor Corp., (Japan)	2,389

			15,405

		Distributors — 0.1%
36		Dogus Otomotiv Servis ve Ticaret AS, (Turkey)	135
12		Genuine Parts Co.	1,034
1		VOXX International Corp. (a)	6

			1,175

		Diversified Consumer Services — 0.1%
35		Estacio Participacoes S.A., (Brazil)	123
—	(h)	Graham Holdings Co., Class B	184
7		Houghton Mifflin Harcourt Co. (a)	157
3		K12, Inc. (a)	26
23		Regis Corp. (a)	329
12		ServiceMaster Global Holdings, Inc. (a)	467
6		Strayer Education, Inc. (a)	376

			1,662

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — 0.7%
17		Accor S.A., (France)	715
3		Bloomin’ Brands, Inc.	45
2		Bob Evans Farms, Inc.	88
1		Boyd Gaming Corp. (a)	23
5		Bravo Brio Restaurant Group, Inc. (a)	45
4		Brinker International, Inc.	201
530		China Travel International Investment Hong Kong Ltd., (Hong Kong)	222
13		ClubCorp Holdings, Inc.	237
6		Darden Restaurants, Inc.	395
—	(h)	DineEquity, Inc.	25
1		Hana Tour Service, Inc., (South Korea)	134
73		Hilton Worldwide Holdings, Inc.	1,560
14		InterContinental Hotels Group plc, (United Kingdom)	535
19		Isle of Capri Casinos, Inc. (a)	266
4		Jack in the Box, Inc.	303
11		Kangwon Land, Inc., (South Korea) (a)	372
26		La Quinta Holdings, Inc. (a)	354
17		Norwegian Cruise Line Holdings Ltd. (a)	1,014
10		Restaurant Brands International, Inc., (Canada)	363
1,875		REXLot Holdings Ltd., (Hong Kong)	15
8		Royal Caribbean Cruises Ltd.	835
9		Ruby Tuesday, Inc. (a)	47
130		Sands China Ltd., (Hong Kong)	441
12		Sonic Corp.	381
3		Speedway Motorsports, Inc.	55
22		Starbucks Corp.	1,303
136		Wynn Macau Ltd., (China)	158
4		Yum! Brands, Inc.	263

			10,395

		Household Durables — 0.7%
52		Arcelik A.S., (Turkey)	249
6		Coway Co., Ltd., (South Korea) (a)	424
2		CSS Industries, Inc.	47
54		D.R. Horton, Inc.	1,730
26		Electrolux AB, (Sweden), Series B	623
14		Harman International Industries, Inc.	1,296
5		Jarden Corp. (a)	269
3		Leggett & Platt, Inc.	111
10		Mohawk Industries, Inc. (a)	1,855
78		MRV Engenharia e Participacoes S.A., (Brazil)	170
2		NACCO Industries, Inc., Class A	80
17		PulteGroup, Inc.	310
316		Skyworth Digital Holdings Ltd., (Hong Kong)	205

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Household Durables — continued
91	Steinhoff International Holdings N.V., (Netherlands)	462
41	Toll Brothers, Inc. (a)	1,381
3	Whirlpool Corp.	367

		9,579

	Internet & Catalog Retail — 0.9%
12	Amazon.com, Inc. (a)	8,098
6	Expedia, Inc.	752
1	GS Home Shopping, Inc., (South Korea) (a)	166
10	Netflix, Inc. (a)	1,150
1	Priceline Group, Inc. (The) (a)	1,437
19	Wayfair, Inc., Class A (a)	888

		12,491

	Leisure Products — 0.0% (g)
5	Nautilus, Inc. (a)	79

	Media — 1.8%
1	Cable One, Inc.	226
44	CBS Corp. (Non-Voting), Class B	2,082
11	Charter Communications, Inc., Class A (a)	2,061
32	Clear Channel Outdoor Holdings, Inc., Class A (a)	180
42	Comcast Corp., Class A	2,376
21	Dentsu, Inc., (Japan)	1,127
55	DISH Network Corp., Class A (a)	3,134
20	Entercom Communications Corp., Class A (a)	225
24	Media General, Inc. (a)	392
4	Naspers Ltd., (South Africa), Class N	539
2	Nexstar Broadcasting Group, Inc., Class A	138
9	Sinclair Broadcast Group, Inc., Class A	282
25	Sun TV Network Ltd., (India)	158
12	TEGNA, Inc.	317
1	Time Warner Cable, Inc.	275
74	Time Warner, Inc.	4,790
15	Time, Inc.	241
162	Twenty-First Century Fox, Inc., Class A	4,398
15	Twenty-First Century Fox, Inc., Class B	417
63	UBM plc, (United Kingdom)	486
50	WPP plc, (United Kingdom)	1,157

		25,001

	Multiline Retail — 0.3%
4	Big Lots, Inc.	162
3	Dillard’s, Inc., Class A	215
22	Dollar General Corp.	1,607
24	Kohl’s Corp.	1,124
26	Target Corp.	1,879

		4,987

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — 1.6%
7		Abercrombie & Fitch Co., Class A	178
17		AutoNation, Inc. (a)	1,000
1		AutoZone, Inc. (a)	727
14		Bed Bath & Beyond, Inc. (a)	690
65		Best Buy Co., Inc.	1,987
8		Children’s Place, Inc. (The)	451
106		Dixons Carphone plc, (United Kingdom)	777
19		GameStop Corp., Class A	526
26		Gap, Inc. (The)	642
695		GOME Electrical Appliances Holding Ltd., (China)	115
2		Guess?, Inc.	43
21		Home Depot, Inc. (The)	2,743
140		Kingfisher plc, (United Kingdom)	680
2		Kirkland’s, Inc.	24
101		Lowe’s Cos., Inc.	7,655
8		Outerwall, Inc.	294
2		Ross Stores, Inc.	103
14		Tiffany & Co.	1,078
18		TJX Cos., Inc. (The)	1,260
37		Truworths International Ltd., (South Africa)	216
8		Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,415

			22,604

		Textiles, Apparel & Luxury Goods — 0.4%
99		ANTA Sports Products Ltd., (China)	271
428		Belle International Holdings Ltd., (China)	320
34		Burberry Group plc, (United Kingdom)	604
9		Cie Financiere Richemont S.A., (Switzerland)	637
3		Columbia Sportswear Co.	156
43		Feng TAY Enterprise Co., Ltd., (Taiwan)	220
15		Hanesbrands, Inc.	438
—	(h)	Hermes International, (France)	58
3		Kering, (France)	434
5		LVMH Moet Hennessy Louis Vuitton SE, (France)	707
3		Movado Group, Inc.	77
248		Pou Chen Corp., (Taiwan)	324
5		PVH Corp.	400
2		Ralph Lauren Corp.	271
76		Ruentex Industries Ltd., (Taiwan)	141
101		Taiwan Paiho Ltd., (Taiwan)	223
11		V.F. Corp.	678

			5,959

		Total Consumer Discretionary	114,406

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Consumer Staples — 3.4%
		Beverages — 1.0%
17		Anheuser-Busch InBev S.A./N.V., (Belgium)	2,055
31		Coca-Cola Co. (The)	1,328
2		Constellation Brands, Inc., Class A	265
7		Dr. Pepper Snapple Group, Inc.	624
25		Molson Coors Brewing Co., Class B	2,371
6		Monster Beverage Corp. (a)	900
40		PepsiCo, Inc.	4,023
5		Pernod-Ricard S.A., (France)	599
14		SABMiller plc, (United Kingdom)	855
11		Suntory Beverage & Food Ltd., (Japan)	468

			13,488

		Food & Staples Retailing — 0.5%
4		Costco Wholesale Corp.	710
11		CVS Health Corp.	1,066
55		Distribuidora Internacional de Alimentacion S.A., (Spain) (a)	321
21		Eurocash S.A., (Poland)	257
4		GS Retail Co., Ltd., (South Korea) (a)	168
3		Ingles Markets, Inc., Class A	123
59		Kroger Co. (The)	2,480
20		Seven & i Holdings Co., Ltd., (Japan)	893
1		Smart & Final Stores, Inc. (a)	16
28		Spar Group Ltd. (The), (South Africa)	331
26		Sprouts Farmers Market, Inc. (a)	695
390		Sun Art Retail Group Ltd., (Hong Kong)	293

			7,353

		Food Products — 0.7%
24		Archer-Daniels-Midland Co.	869
13		Associated British Foods plc, (United Kingdom)	652
2		B&G Foods, Inc.	81
8		Bunge Ltd.	546
154		China Mengniu Dairy Co., Ltd., (China)	250
—	(h)	Crown Confectionery Co., Ltd., (South Korea) (a)	106
8		Dean Foods Co.	138
2		Hershey Co. (The)	193
7		Ingredion, Inc.	623
65		JBS S.A., (Brazil)	203
26		Mondelez International, Inc., Class A	1,187
30		Nestle S.A., (Switzerland)	2,255
21		NH Foods Ltd., (Japan)	412
33		Pilgrim’s Pride Corp.	725
4		Pinnacle Foods, Inc.	159
18		Pioneer Foods Group Ltd., (South Africa)	188
8		Post Holdings, Inc. (a)	475

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — continued
1		Sanderson Farms, Inc.	107
1		Seneca Foods Corp., Class A (a)	18
7		TreeHouse Foods, Inc. (a)	549
7		Tyson Foods, Inc., Class A	363
197		Uni-President Enterprises Corp., (Taiwan)	328

			10,427

		Household Products — 0.5%
9		Colgate-Palmolive Co.	591
22		Energizer Holdings, Inc.	739
9		Kimberly-Clark Corp.	1,178
39		Procter & Gamble Co. (The)	3,106
12		Reckitt Benckiser Group plc, (United Kingdom)	1,082

			6,696

		Personal Products — 0.1%
16		Chlitina Holding Ltd., (China)	162
47		Grape King Bio Ltd., (Taiwan)	260
8		Herbalife Ltd. (a)	437
—	(h)	Medifast, Inc.	13
11		Unilever N.V., (United Kingdom), CVA	465
2		USANA Health Sciences, Inc. (a)	214

			1,551

		Tobacco — 0.6%
38		British American Tobacco plc, (United Kingdom)	2,095
15		Imperial Tobacco Group plc, (United Kingdom)	782
32		Japan Tobacco, Inc., (Japan)	1,156
6		KT&G Corp., (South Korea) (a)	547
24		Philip Morris International, Inc.	2,138
25		Reynolds American, Inc.	1,176
2		Universal Corp.	90

			7,984

		Total Consumer Staples	47,499

		Energy — 2.8%
		Energy Equipment & Services — 0.3%
2		Archrock, Inc.	15
6		Baker Hughes, Inc.	270
4		Basic Energy Services, Inc. (a)	11
9		Cameron International Corp. (a)	588
36		Ensco plc, (United Kingdom), Class A	554
—	(h)	Exterran Corp. (a)	8
12		Gulfmark Offshore, Inc., Class A (a)	56
4		Halliburton Co.	127
28		Key Energy Services, Inc. (a)	13
11		National Oilwell Varco, Inc.	371
24		Noble Corp. plc, (United Kingdom)	252

DECEMBER 31, 2015	J.P. MORGAN FUNDS	7

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
10	Parker Drilling Co. (a)	18
8	Pioneer Energy Services Corp. (a)	18
10	Schlumberger Ltd.	666
3	SEACOR Holdings, Inc. (a)	175
44	Seadrill Ltd., (United Kingdom) (a)	150
8	Technip S.A., (France)	394
14	Transocean Ltd., (Switzerland)	177
4	Unit Corp. (a)	46

		3,909

	Oil, Gas & Consumable Fuels — 2.5%
1	Adams Resources & Energy, Inc.	21
3	Alon USA Energy, Inc.	39
126	BG Group plc, (United Kingdom)	1,821
34	Bharat Petroleum Corp., Ltd., (India)	458
33	Bill Barrett Corp. (a)	129
26	Cabot Oil & Gas Corp.	457
22	Chevron Corp.	1,951
951	CNOOC Ltd., (China)	990
46	Columbia Pipeline Group, Inc.	929
16	Concho Resources, Inc. (a)	1,498
54	Denbury Resources, Inc.	110
8	Devon Energy Corp.	250
8	Diamondback Energy, Inc. (a)	539
4	Energen Corp.	161
19	EOG Resources, Inc.	1,351
24	EQT Corp.	1,249
40	Exxon Mobil Corp.	3,094
122	Gazprom PAO, (Russia), ADR	450
3	Hess Corp.	170
39	Hindustan Petroleum Corp., Ltd., (India)	489
15	HollyFrontier Corp.	602
54	Inpex Corp., (Japan)	522
35	Kinder Morgan, Inc.	515
12	Lukoil PJSC, (Russia), ADR	380
15	Marathon Oil Corp.	189
24	Marathon Petroleum Corp.	1,247
82	Occidental Petroleum Corp.	5,570
74	Oil Search Ltd., (Australia)	359
13	PBF Energy, Inc., Class A	482
9	Penn Virginia Corp. (a)	3
9	Phillips 66	728
11	Pioneer Natural Resources Co.	1,420
29	Polski Koncern Naftowy Orlen S.A., (Poland)	507
160	Polskie Gornictwo Naftowe i Gazownictwo S.A., (Poland)	208

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
11	Range Resources Corp.	272
2	Renewable Energy Group, Inc. (a)	17
8	REX American Resources Corp. (a)	435
12	Rex Energy Corp. (a)	13
55	Royal Dutch Shell plc, (Netherlands), Class A	1,259
7	S-Oil Corp., (South Korea)	492
21	Southwestern Energy Co. (a)	146
21	Stone Energy Corp. (a)	91
73	Surgutneftegas OAO, (Russia), ADR	332
10	Tatneft PAO, (Russia), ADR	277
26	Teekay Corp., (Bermuda)	255
4	Tesoro Corp.	432
21	Tullow Oil plc, (United Kingdom) (a)	52
40	Valero Energy Corp.	2,857
1	Western Refining, Inc.	43

		35,861

	Total Energy	39,770

	Financials — 11.5%
	Banks — 4.7%
2	1st Source Corp.	54
48	Australia & New Zealand Banking Group Ltd., (Australia)	959
3	BancFirst Corp.	149
105	Banco do Brasil S.A., (Brazil)	391
7	BancorpSouth, Inc.	162
430	Bank of America Corp.	7,243
1,362	Bank of China Ltd., (China), Class H	604
2	Banner Corp.	73
293	Barclays plc, (United Kingdom)	943
2	BBCN Bancorp, Inc.	38
32	BNP Paribas S.A., (France)	1,790
7	Capital Bank Financial Corp., Class A	222
3	Cathay General Bancorp	83
13	Central Pacific Financial Corp.	278
1	Chemical Financial Corp.	35
837	China CITIC Bank Corp., Ltd., (China), Class H (a)	539
303	China Construction Bank Corp., (China), Class H	207
776	China Everbright Bank Co., Ltd., (China), Class H	376
274	China Merchants Bank Co., Ltd., (China), Class H	641
453	China Minsheng Banking Corp., Ltd., (China), Class H	447
246	Chongqing Rural Commercial Bank Co., Ltd., (China), Class H	148
14	CIT Group, Inc.	536
116	Citigroup, Inc.	5,984

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Banks — continued
1		Citizens & Northern Corp.	15
30		Citizens Financial Group, Inc.	796
2		City Holding Co.	76
2		CoBiz Financial, Inc.	24
49		Commercial International Bank Egypt SAE, (Egypt), GDR	210
11		CVB Financial Corp.	192
16		DGB Financial Group, Inc., (South Korea) (a)	136
90		Dubai Islamic Bank PJSC, (United Arab Emirates)	150
422		E.Sun Financial Holding Co., Ltd., (Taiwan)	245
14		East West Bancorp, Inc.	599
45		Fifth Third Bancorp	902
16		First Commonwealth Financial Corp.	143
—	(h)	First Financial Bancorp	5
1		First Interstate BancSystem, Inc., Class A	28
7		First Republic Bank	462
2		Flushing Financial Corp.	49
4		FNB Corp.	55
3		Fulton Financial Corp.	37
1		Great Western Bancorp, Inc.	20
1		Guaranty Bancorp	19
21		HDFC Bank Ltd., (India), ADR	1,308
356		HSBC Holdings plc, (United Kingdom)	2,809
1,938		Industrial & Commercial Bank of China Ltd., (China), Class H	1,162
34		Industrial Bank of Korea, (South Korea) (a)	359
136		ING Groep N.V., (Netherlands), CVA	1,837
287		Intesa Sanpaolo S.p.A., (Italy)	952
7		Investors Bancorp, Inc.	92
68		Itau Unibanco Holding S.A. (Preference Shares), (Brazil), ADR	441
17		KB Financial Group, Inc., (South Korea) (a)	465
14		KeyCorp	179
835		Krung Thai Bank PCL, (Thailand)	385
1,788		Lloyds Banking Group plc, (United Kingdom)	1,924
11		M&T Bank Corp.	1,299
1		MainSource Financial Group, Inc.	21
693		Mega Financial Holding Co., Ltd., (Taiwan)	447
195		Mitsubishi UFJ Financial Group, Inc., (Japan)	1,206
4		National Bank Holdings Corp., Class A	85
2		National Penn Bancshares, Inc.	23
7		OFG Bancorp, (Puerto Rico)	53
22		OTP Bank plc, (Hungary)	450
2		PacWest Bancorp	78
16		PNC Financial Services Group, Inc. (The)	1,554
4		Prosperity Bancshares, Inc.	180

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
85		Sberbank of Russia PJSC, (Russia), ADR	500
1		Sierra Bancorp	13
7		Signature Bank (a)	1,096
1		Simmons First National Corp., Class A	55
—	(h)	Southside Bancshares, Inc.	12
2		Southwest Bancorp, Inc.	27
86		Standard Chartered plc, (United Kingdom)	716
4		Suffolk Bancorp	100
53		Sumitomo Mitsui Financial Group, Inc., (Japan)	1,988
23		SunTrust Banks, Inc.	972
3		SVB Financial Group (a)	341
7		TCF Financial Corp.	96
189		Turkiye Garanti Bankasi A.S., (Turkey)	459
129		Turkiye Halk Bankasi A.S., (Turkey)	457
278		Turkiye Is Bankasi, (Turkey), Class C	437
24		U.S. Bancorp	1,041
1		UMB Financial Corp.	48
10		Union Bankshares Corp.	241
1		Webster Financial Corp.	23
239		Wells Fargo & Co.	12,966
3		West Bancorporation, Inc.	53
10		Westamerica Bancorporation	446
6		Wilshire Bancorp, Inc.	64

			65,525

		Capital Markets — 1.6%
5		Affiliated Managers Group, Inc. (a)	861
15		Ameriprise Financial, Inc.	1,614
2		Arlington Asset Investment Corp., Class A	20
7		Bank of New York Mellon Corp. (The)	279
6		BlackRock, Inc.	1,948
83		Charles Schwab Corp. (The)	2,724
14		Cowen Group, Inc., Class A (a)	52
44		Credit Suisse Group AG, (Switzerland) (a)	954
1		Federated Investors, Inc., Class B	28
19		Goldman Sachs Group, Inc. (The)	3,454
—	(h)	INTL. FCStone, Inc. (a)	12
36		Invesco Ltd.	1,207
6		Investment Technology Group, Inc.	97
5		KCG Holdings, Inc., Class A (a)	63
19		Lazard Ltd., (Bermuda), Class A	851
19		Legg Mason, Inc.	735
44		Meritz Securities Co., Ltd., (South Korea) (a)	147
127		Morgan Stanley	4,026
6		Northern Trust Corp.	461
2		State Street Corp.	137

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Capital Markets — continued
13		T. Rowe Price Group, Inc.	944
5		TD Ameritrade Holding Corp.	162
123		UBS Group AG, (Switzerland)	2,378

			23,154

		Consumer Finance — 0.4%
36		Ally Financial, Inc. (a)	673
29		Capital One Financial Corp.	2,070
2		Cash America International, Inc.	51
—	(h)	Credit Acceptance Corp. (a)	64
33		Discover Financial Services	1,751
2		Nelnet, Inc., Class A	74
20		Synchrony Financial (a)	604

			5,287

		Diversified Financial Services — 0.5%
10		Berkshire Hathaway, Inc., Class B (a)	1,345
140		Chailease Holding Co., Ltd., (Taiwan) (a)	241
278		Fubon Financial Holding Co., Ltd., (Taiwan)	378
6		Intercontinental Exchange, Inc.	1,448
2		MarketAxess Holdings, Inc.	245
13		McGraw Hill Financial, Inc.	1,299
6		MSCI, Inc.	440
65		ORIX Corp., (Japan)	915
5		Voya Financial, Inc.	196

			6,507

		Insurance — 2.6%
49		ACE Ltd., (Switzerland)	5,761
1		Alleghany Corp. (a)	343
6		Allianz SE, (Germany)	1,075
13		Allied World Assurance Co. Holdings AG, (Switzerland)	476
4		Allstate Corp. (The)	255
1		Ambac Financial Group, Inc. (a)	7
7		American Equity Investment Life Holding Co.	157
26		American International Group, Inc.	1,591
6		AmTrust Financial Services, Inc.	374
28		Arthur J. Gallagher & Co.	1,126
8		Aspen Insurance Holdings Ltd., (Bermuda)	389
63		Aviva plc, (United Kingdom)	479
69		AXA S.A., (France)	1,892
340		Cathay Financial Holding Co., Ltd., (Taiwan)	476
7		Chubb Corp. (The)	902
39		CNO Financial Group, Inc.	746
4		Everest Re Group Ltd., (Bermuda)	718
1		First American Financial Corp.	32

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
1		Global Indemnity plc, (Ireland) (a)	18
34		Hartford Financial Services Group, Inc. (The)	1,456
3		Kemper Corp.	122
7		Lincoln National Corp.	337
43		Loews Corp.	1,636
47		Marsh & McLennan Cos., Inc.	2,609
59		MetLife, Inc.	2,850
1		Navigators Group, Inc. (The) (a)	124
250		PICC Property & Casualty Co., Ltd., (China), Class H	493
180		Ping An Insurance Group Co. of China Ltd., (China), Class H	993
29		Porto Seguro S.A., (Brazil)	214
2		Primerica, Inc.	76
2		ProAssurance Corp.	112
23		Prudential Financial, Inc.	1,870
99		Prudential plc, (United Kingdom)	2,230
—	(h)	RenaissanceRe Holdings Ltd., (Bermuda)	3
21		Sompo Japan Nipponkoa Holdings, Inc., (Japan)	680
—	(h)	Stewart Information Services Corp.	16
12		Sul America S.A., (Brazil)	56
14		Travelers Cos., Inc. (The)	1,614
21		Unum Group	692
3		W.R. Berkley Corp.	181
5		XL Group plc, (Ireland)	187
3		Zurich Insurance Group AG, (Switzerland) (a)	760

			36,128

		Real Estate Investment Trusts (REITs) — 1.0%
1		Alexandria Real Estate Equities, Inc.	86
3		American Assets Trust, Inc.	112
28		American Homes 4 Rent, Class A	460
17		American Residential Properties, Inc.	329
9		Annaly Capital Management, Inc.	87
—	(h)	Armada Hoffler Properties, Inc.	4
—	(h)	Ashford Hospitality Prime, Inc.	5
1		Ashford Hospitality Trust, Inc.	8
4		AvalonBay Communities, Inc.	676
2		BioMed Realty Trust, Inc.	38
2		Boston Properties, Inc.	270
28		Brixmor Property Group, Inc.	720
23		Capstead Mortgage Corp.	202
3		CBL & Associates Properties, Inc.	39
9		CoreSite Realty Corp.	501
1		Cousins Properties, Inc.	8
45		CYS Investments, Inc.	318
2		DCT Industrial Trust, Inc.	56

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
3	DiamondRock Hospitality Co.	30
9	EastGroup Properties, Inc.	498
268	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S., (Turkey)	238
2	EPR Properties	110
14	Equity Commonwealth (a)	374
1	Equity LifeStyle Properties, Inc.	75
3	FelCor Lodging Trust, Inc.	22
2	First Industrial Realty Trust, Inc.	35
3	Franklin Street Properties Corp.	28
14	General Growth Properties, Inc.	372
1	Gladstone Commercial Corp.	9
139	Goodman Group, (Australia)	628
3	Government Properties Income Trust	47
4	Gramercy Property Trust	30
11	HCP, Inc.	417
5	Hersha Hospitality Trust	119
1	Highwoods Properties, Inc.	53
3	Hospitality Properties Trust	83
1	Kilroy Realty Corp.	79
24	Kimco Realty Corp.	626
19	Klepierre, (France)	857
4	LaSalle Hotel Properties	91
5	LTC Properties, Inc.	216
3	Mack-Cali Realty Corp.	66
3	Monogram Residential Trust, Inc.	27
1	National Retail Properties, Inc.	47
16	Outfront Media, Inc.	345
3	Pennsylvania Real Estate Investment Trust	68
2	Post Properties, Inc.	99
6	Potlatch Corp.	174
19	Prologis, Inc.	795
1	PS Business Parks, Inc.	48
2	RAIT Financial Trust	4
6	Ramco-Gershenson Properties Trust	95
26	Rayonier, Inc.	570
1	RLJ Lodging Trust	26
2	Saul Centers, Inc.	78
1	Silver Bay Realty Trust Corp.	11
3	Simon Property Group, Inc.	570
4	SL Green Realty Corp.	452
1	Summit Hotel Properties, Inc.	12
1	Taubman Centers, Inc.	79
7	Vornado Realty Trust	719
80	Westfield Corp., (Australia)	552

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
17		Weyerhaeuser Co.	519

			14,312

		Real Estate Management & Development — 0.6%
4		Alexander & Baldwin, Inc.	142
13		Brookfield Asset Management, Inc., (Canada), Class A	394
55		CBRE Group, Inc., Class A (a)	1,913
87		Cheung Kong Property Holdings Ltd., (Hong Kong)	560
464		China Overseas Land & Investment Ltd., (Hong Kong)	1,615
144		China Resources Land Ltd., (Hong Kong)	417
161		China Vanke Co., Ltd., (China), Class H	479
37		Daiwa House Industry Co., Ltd., (Japan)	1,058
21		Forestar Group, Inc. (a)	226
116		Hang Lung Properties Ltd., (Hong Kong)	263
4		Jones Lang LaSalle, Inc.	591
65		Mitsui Fudosan Co., Ltd., (Japan)	1,631
—	(h)	RMR Group, Inc. (The), Class A (a)	—	(h)
1		St. Joe Co. (The) (a)	12

			9,301

		Thrifts & Mortgage Finance — 0.1%
1		Astoria Financial Corp.	12
1		BankFinancial Corp.	7
3		Beneficial Bancorp, Inc. (a)	37
1		Capitol Federal Financial, Inc.	7
3		Charter Financial Corp.	36
25		Housing Development Finance Corp., Ltd., (India)	475
19		Meridian Bancorp, Inc.	264
7		MGIC Investment Corp. (a)	61
7		NMI Holdings, Inc., Class A (a)	45
22		Northfield Bancorp, Inc.	349
2		OceanFirst Financial Corp.	41
5		Oritani Financial Corp.	80
5		Walker & Dunlop, Inc. (a)	139

			1,553

		Total Financials	161,767

		Health Care — 7.5%
		Biotechnology — 2.0%
4		ACADIA Pharmaceuticals, Inc. (a)	146
2		Adamas Pharmaceuticals, Inc. (a)	42
1		Aduro Biotech, Inc. (a)	15
4		Aegerion Pharmaceuticals, Inc. (a)	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Biotechnology — continued
7		Alexion Pharmaceuticals, Inc. (a)	1,374
10		Amgen, Inc.	1,664
10		Amicus Therapeutics, Inc. (a)	96
2		Anacor Pharmaceuticals, Inc. (a)	169
—	(h)	Applied Genetic Technologies Corp. (a)	6
1		Ardelyx, Inc. (a)	19
12		Arrowhead Research Corp. (a)	72
2		Atara Biotherapeutics, Inc. (a)	48
6		aTyr Pharma, Inc. (a)	59
1		Avalanche Biotechnologies, Inc. (a)	14
3		Bellicum Pharmaceuticals, Inc. (a)	58
10		Biogen, Inc. (a)	3,144
4		BioMarin Pharmaceutical, Inc. (a)	435
1		Blueprint Medicines Corp. (a)	38
1		Cara Therapeutics, Inc. (a)	22
45		Celgene Corp. (a)	5,367
3		ChemoCentryx, Inc. (a)	20
2		Chiasma, Inc. (a)	37
1		Chimerix, Inc. (a)	12
3		Coherus Biosciences, Inc. (a)	57
1		Dicerna Pharmaceuticals, Inc. (a)	8
1		Dimension Therapeutics, Inc. (a)	7
4		Edge Therapeutics, Inc. (a)	45
3		FibroGen, Inc. (a)	88
3		Flexion Therapeutics, Inc. (a)	66
74		Gilead Sciences, Inc.	7,465
3		Global Blood Therapeutics, Inc. (a)	95
3		Heron Therapeutics, Inc. (a)	75
2		Immune Design Corp. (a)	48
2		Incyte Corp. (a)	178
7		Infinity Pharmaceuticals, Inc. (a)	52
3		Karyopharm Therapeutics, Inc. (a)	43
9		Kite Pharma, Inc. (a)	582
2		MacroGenics, Inc. (a)	67
5		Merrimack Pharmaceuticals, Inc. (a)	37
2		Mirati Therapeutics, Inc. (a)	70
3		Neurocrine Biosciences, Inc. (a)	160
5		Nivalis Therapeutics, Inc. (a)	36
1		Ophthotech Corp. (a)	112
16		Orexigen Therapeutics, Inc. (a)	28
3		Prothena Corp. plc, (Ireland) (a)	179
3		PTC Therapeutics, Inc. (a)	113
5		Regeneron Pharmaceuticals, Inc. (a)	2,653
2		Sage Therapeutics, Inc. (a)	111
1		Seres Therapeutics, Inc. (a)	52

SHARES		SECURITY DESCRIPTION	VALUE($)

		Biotechnology — continued
1		Spark Therapeutics, Inc. (a)	54
22		Synergy Pharmaceuticals, Inc. (a)	126
3		Tokai Pharmaceuticals, Inc. (a)	25
7		Trius Therapeutics, Inc. (a)	—
—	(h)	Ultragenyx Pharmaceutical, Inc. (a)	36
2		Versartis, Inc. (a)	23
22		Vertex Pharmaceuticals, Inc. (a)	2,737
2		Xencor, Inc. (a)	33
—	(h)	Zafgen, Inc. (a)	2

			28,361

		Health Care Equipment & Supplies — 0.4%
11		Abbott Laboratories	473
1		CONMED Corp.	32
6		Essilor International S.A., (France)	717
6		Inogen, Inc. (a)	255
2		LivaNova plc, (United Kingdom) (a)	145
21		Medtronic plc, (Ireland)	1,615
33		Novadaq Technologies, Inc., (Canada) (a)	418
2		NuVasive, Inc. (a)	93
9		Orthofix International N.V., (Curacao) (a)	342
—	(h)	Penumbra, Inc. (a)	16
17		Quidel Corp. (a)	354
46		Smith & Nephew plc, (United Kingdom)	820
12		St. Shine Optical Co., Ltd., (Taiwan)	240
9		SurModics, Inc. (a)	188
1		Utah Medical Products, Inc.	39
8		Wright Medical Group NV, (Netherlands) (a)	203

			5,950

		Health Care Providers & Services — 2.0%
16		Acadia Healthcare Co., Inc. (a)	980
6		Addus HomeCare Corp. (a)	146
1		Adeptus Health, Inc., Class A (a)	46
44		Aetna, Inc.	4,741
7		Alliance HealthCare Services, Inc. (a)	68
6		AmerisourceBergen Corp.	591
1		Amsurg Corp. (a)	86
7		Anthem, Inc.	1,001
4		Centene Corp. (a)	286
6		Cigna Corp.	900
17		Cross Country Healthcare, Inc. (a)	284
26		Envision Healthcare Holdings, Inc. (a)	682
8		Fresenius Medical Care AG & Co. KGaA, (Germany)	689
8		HCA Holdings, Inc. (a)	507

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
10	Health Net, Inc. (a)	657
15	Humana, Inc.	2,757
2	Landauer, Inc.	74
1	LifePoint Health, Inc. (a)	103
18	McKesson Corp.	3,453
13	Molina Healthcare, Inc. (a)	768
4	National HealthCare Corp.	253
161	Netcare Ltd., (South Africa)	353
66	Shanghai Pharmaceuticals Holding Co., Ltd., (China), Class H	141
111	Sinopharm Group Co., Ltd., (China), Class H	442
9	Surgical Care Affiliates, Inc. (a)	364
1	Teladoc, Inc. (a)	24
60	UnitedHealth Group, Inc.	7,045

		27,441

	Health Care Technology — 0.1%
8	HMS Holdings Corp. (a)	94
25	Veeva Systems, Inc., Class A (a)	723

		817

	Life Sciences Tools & Services — 0.2%
2	Affymetrix, Inc. (a)	20
15	Illumina, Inc. (a)	2,879
2	PAREXEL International Corp. (a)	140

		3,039

	Pharmaceuticals — 2.8%
11	Allergan plc (a)	3,503
3	Amphastar Pharmaceuticals, Inc. (a)	40
59	Astellas Pharma, Inc., (Japan)	846
17	AstraZeneca plc, (United Kingdom)	1,152
3	Axsome Therapeutics, Inc. (a)	23
16	Bayer AG, (Germany)	2,009
9	BioDelivery Sciences International, Inc. (a)	41
41	Bristol-Myers Squibb Co.	2,799
36	Eli Lilly & Co.	3,003
5	Flex Pharma, Inc. (a)	62
61	GlaxoSmithKline plc, (United Kingdom)	1,238
16	Johnson & Johnson	1,642
27	Jubilant Life Sciences Ltd., (India)	165
30	Merck & Co., Inc.	1,586
25	Novartis AG, (Switzerland)	2,142
11	Novo Nordisk A/S, (Denmark), Class B	656
2	Pacira Pharmaceuticals, Inc. (a)	132
274	Pfizer, Inc.	8,847

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
3	Prestige Brands Holdings, Inc. (a)	157
2	Relypsa, Inc. (a)	59
16	Revance Therapeutics, Inc. (a)	545
13	Roche Holding AG, (Switzerland)	3,492
13	Sanofi, (France)	1,103
12	Shire plc, (Ireland)	843
534	Sino Biopharmaceutical Ltd., (Hong Kong)	483
12	Teva Pharmaceutical Industries Ltd., (Israel), ADR	792
15	Valeant Pharmaceuticals International, Inc. (a)	1,518
1	Yuhan Corp., (South Korea) (a)	141

		39,019

	Total Health Care	104,627

	Industrials — 5.2%
	Aerospace & Defense — 1.2%
14	AAR Corp.	361
12	Airbus Group SE, (France)	827
12	DigitalGlobe, Inc. (a)	192
6	General Dynamics Corp.	853
55	Honeywell International, Inc.	5,664
2	Huntington Ingalls Industries, Inc.	292
4	L-3 Communications Holdings, Inc.	432
82	Meggitt plc, (United Kingdom)	455
2	Moog, Inc., Class A (a)	115
13	Northrop Grumman Corp.	2,373
3	Raytheon Co.	428
12	Spirit AeroSystems Holdings, Inc., Class A (a)	601
11	Thales S.A., (France)	851
33	United Technologies Corp.	3,218

		16,662

	Air Freight & Logistics — 0.1%
2	Atlas Air Worldwide Holdings, Inc. (a)	94
44	Yamato Holdings Co., Ltd., (Japan)	934

		1,028

	Airlines — 0.7%
4	Alaska Air Group, Inc.	330
107	Delta Air Lines, Inc.	5,439
3	Hawaiian Holdings, Inc. (a)	93
20	Japan Airlines Co., Ltd., (Japan)	723
7	Southwest Airlines Co.	293
44	United Continental Holdings, Inc. (a)	2,497

		9,375

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 0.5%
10	Advanced Drainage Systems, Inc.	252
7	Allegion plc, (Ireland)	445
13	Caesarstone Sdot-Yam Ltd., (Israel) (a)	542
222	China Lesso Group Holdings Ltd., (China)	154
6	Continental Building Products, Inc. (a)	111
19	Daikin Industries Ltd., (Japan)	1,391
19	Fortune Brands Home & Security, Inc.	1,064
5	Gibraltar Industries, Inc. (a)	136
8	Lennox International, Inc.	1,058
47	Masco Corp.	1,327

		6,480

	Commercial Services & Supplies — 0.2%
39	ACCO Brands Corp. (a)	281
15	Aggreko plc, (United Kingdom)	197
3	Deluxe Corp.	179
7	Ennis, Inc.	140
10	Essendant, Inc.	318
8	Pitney Bowes, Inc.	173
6	R.R. Donnelley & Sons Co.	91
9	Stericycle, Inc. (a)	1,034
19	Waste Connections, Inc.	1,073
6	West Corp.	132

		3,618

	Construction & Engineering — 0.2%
20	AECOM (a)	600
4	Argan, Inc.	138
164	China Machinery Engineering Corp., (China), Class H	119
240	China Railway Construction Corp., Ltd., (China), Class H	295
7	EMCOR Group, Inc.	327
11	Fluor Corp.	533
143	Kajima Corp., (Japan)	851

		2,863

	Electrical Equipment — 0.3%
9	Acuity Brands, Inc.	2,216
7	Eaton Corp. plc	350
446	Jiangnan Group Ltd., (China)	87
7	Nidec Corp., (Japan)	522
14	Schneider Electric SE, (France)	792
9	SolarCity Corp. (a)	452
11	Sunrun, Inc. (a)	131
61	Xinjiang Goldwind Science & Technology Co., Ltd., (China), Class H	117

		4,667

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrial Conglomerates — 0.4%
22		Carlisle Cos., Inc.	1,965
112		CK Hutchison Holdings Ltd., (Hong Kong)	1,505
6		Danaher Corp.	556
50		General Electric Co.	1,545

			5,571

		Machinery — 0.9%
1		Blount International, Inc. (a)	13
10		Briggs & Stratton Corp.	173
2		Cummins, Inc.	135
42		DMG Mori Co., Ltd., (Japan)	489
12		Douglas Dynamics, Inc.	248
15		Dover Corp.	939
4		FANUC Corp., (Japan)	637
2		Hurco Cos., Inc.	44
1		Hyster-Yale Materials Handling, Inc.	37
19		Illinois Tool Works, Inc.	1,715
8		Ingersoll-Rand plc	439
4		Kadant, Inc.	152
25		Komatsu Ltd., (Japan)	401
55		Kubota Corp., (Japan)	850
13		Makita Corp., (Japan)	726
41		PACCAR, Inc.	1,966
2		Pentair plc, (United Kingdom)	77
53		Shin Zu Shing Co., Ltd., (Taiwan) (a)	203
4		SMC Corp., (Japan)	935
1		Snap-on, Inc.	123
2		SPX FLOW, Inc. (a)	57
21		Stanley Black & Decker, Inc.	2,276
—	(h)	Watts Water Technologies, Inc., Class A	15

			12,650

		Marine — 0.0% (g)
8		Matson, Inc.	356

		Professional Services — 0.0% (g)
6		Barrett Business Services, Inc.	248
1		CRA International, Inc. (a)	12
2		VSE Corp.	134

			394

		Road & Rail — 0.3%
4		ArcBest Corp.	76
—	(h)	Canadian Pacific Railway Ltd., (Canada)	45
21		CSX Corp.	547
6		East Japan Railway Co., (Japan)	565
3		Norfolk Southern Corp.	218
8		Old Dominion Freight Line, Inc. (a)	454

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Road & Rail — continued
1	PAM Transportation Services, Inc. (a)	20
4	Swift Transportation Co. (a)	52
24	Union Pacific Corp.	1,892
7	USA Truck, Inc. (a)	116

		3,985

	Trading Companies & Distributors — 0.3%
1	AerCap Holdings N.V., (Netherlands) (a)	49
2	Applied Industrial Technologies, Inc.	93
5	DXP Enterprises, Inc. (a)	108
44	HD Supply Holdings, Inc. (a)	1,306
4	W.W. Grainger, Inc.	892
6	Watsco, Inc.	741
17	Wolseley plc, (Switzerland)	934

		4,123

	Transportation Infrastructure — 0.1%
202	Shenzhen Expressway Co., Ltd., (China), Class H	178
130	Shenzhen International Holdings Ltd., (Hong Kong)	240
25	TAV Havalimanlari Holding A.S., (Turkey)	157
346	Zhejiang Expressway Co., Ltd., (China), Class H	413

		988

	Total Industrials	72,760

	Information Technology — 10.4%
	Communications Equipment — 0.6%
17	Arista Networks, Inc. (a)	1,289
34	Cisco Systems, Inc.	912
18	Harmonic, Inc. (a)	74
20	Harris Corp.	1,714
9	InterDigital, Inc.	460
11	Juniper Networks, Inc.	290
1	NETGEAR, Inc. (a)	56
118	Nokia OYJ, (Finland)	831
5	Palo Alto Networks, Inc. (a)	796
4	Plantronics, Inc.	167
26	Polycom, Inc. (a)	327
17	QUALCOMM, Inc.	857
6	Ubiquiti Networks, Inc. (a)	198
114	ZTE Corp., (China), Class H	258

		8,229

	Electronic Equipment, Instruments & Components — 0.6%
48	AAC Technologies Holdings, Inc., (China)	309
16	Amphenol Corp., Class A	825
13	Arrow Electronics, Inc. (a)	704

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electronic Equipment, Instruments & Components — continued
1		Benchmark Electronics, Inc. (a)	15
1		Coherent, Inc. (a)	38
260		Compeq Manufacturing Co., Ltd., (Taiwan)	174
111		Elite Material Co., Ltd., (Taiwan)	193
86		FLEXium Interconnect, Inc., (Taiwan)	204
196		Hon Hai Precision Industry Co., Ltd., (Taiwan)	481
—	(h)	Hon Hai Precision Industry Co., Ltd., (Taiwan), Reg. S, GDR	—	(h)
823		Innolux Corp., (Taiwan)	247
3		Insight Enterprises, Inc. (a)	82
15		InvenSense, Inc. (a)	151
3		Keyence Corp., (Japan)	1,704
5		Largan Precision Co., Ltd., (Taiwan)	342
23		LG Display Co., Ltd., (South Korea) (a)	485
11		Partron Co., Ltd., (South Korea)	89
4		Sanmina Corp. (a)	85
136		Sunny Optical Technology Group Co., Ltd., (China)	310
37		TE Connectivity Ltd., (Switzerland)	2,391
2		Tech Data Corp. (a)	113
3		Vishay Intertechnology, Inc.	36
65		Zhen Ding Technology Holding Ltd., (Taiwan)	148

			9,126

		Internet Software & Services — 2.0%
6		Alphabet, Inc., Class A (a)	4,762
12		Alphabet, Inc., Class C (a)	9,293
52		Bazaarvoice, Inc. (a)	229
7		Blucora, Inc. (a)	68
4		CoStar Group, Inc. (a)	834
22		EarthLink Holdings Corp.	167
62		eBay, Inc. (a)	1,704
79		Facebook, Inc., Class A (a)	8,223
1		Instructure, Inc. (a)	12
16		Marchex, Inc., Class B	63
3		Match Group, Inc. (a)	44
4		Mimecast Ltd., (United Kingdom) (a)	35
4		NetEase, Inc., (China), ADR	748
30		Tencent Holdings Ltd., (China)	582
8		VeriSign, Inc. (a)	673
3		Web.com Group, Inc. (a)	52
4		WebMD Health Corp. (a)	205
8		Xactly Corp. (a)	64

			27,758

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — 1.6%
36	Accenture plc, (Ireland), Class A	3,792
6	Amdocs Ltd.	322
26	Cognizant Technology Solutions Corp., Class A (a)	1,568
15	Convergys Corp.	366
6	CSG Systems International, Inc.	198
1	EVERTEC, Inc., (Puerto Rico)	17
29	Fidelity National Information Services, Inc.	1,777
9	Gartner, Inc. (a)	784
2	Global Payments, Inc.	147
36	HCL Technologies Ltd., (India)	470
2	Heartland Payment Systems, Inc.	154
11	Leidos Holdings, Inc.	596
33	MasterCard, Inc., Class A	3,229
17	ModusLink Global Solutions, Inc. (a)	42
1	MoneyGram International, Inc. (a)	9
38	PayPal Holdings, Inc. (a)	1,371
8	QIWI plc, (Cyprus), ADR	149
4	Science Applications International Corp.	179
17	Unisys Corp. (a)	182
9	Vantiv, Inc., Class A (a)	428
22	VeriFone Systems, Inc. (a)	608
70	Visa, Inc., Class A	5,421
12	Western Union Co. (The)	206

		22,015

	Semiconductors & Semiconductor Equipment — 2.1%
6	Advanced Energy Industries, Inc. (a)	172
436	Advanced Semiconductor Engineering, Inc., (Taiwan)	501
5	Analog Devices, Inc.	282
52	ARM Holdings plc, (United Kingdom)	788
13	ASML Holding N.V., (Netherlands)	1,126
52	Avago Technologies Ltd., (Singapore)	7,503
18	Cohu, Inc.	215
2	First Solar, Inc. (a)	152
64	Infineon Technologies AG, (Germany)	938
9	Integrated Device Technology, Inc. (a)	244
9	Intersil Corp., Class A	115
20	KLA-Tencor Corp.	1,391
73	Lam Research Corp.	5,788
54	Marvell Technology Group Ltd., (Bermuda)	473
19	NVIDIA Corp.	630
30	NXP Semiconductors N.V., (Netherlands) (a)	2,514
10	PMC-Sierra, Inc. (a)	115
15	SK Hynix, Inc., (South Korea) (a)	377
59	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,342

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
2	Tessera Technologies, Inc.	52
51	Texas Instruments, Inc.	2,812
10	Tokyo Electron Ltd., (Japan)	630
26	Trina Solar Ltd., (China), ADR (a)	281
135	Win Semiconductors Corp., (Taiwan)	202
7	Xcerra Corp. (a)	42
384	Xinyi Solar Holdings Ltd., (China)	156

		28,841

	Software — 2.0%
6	ACI Worldwide, Inc. (a)	123
20	Activision Blizzard, Inc.	782
25	Adobe Systems, Inc. (a)	2,316
14	Aspen Technology, Inc. (a)	532
6	AVG Technologies N.V., (Netherlands) (a)	119
4	Barracuda Networks, Inc. (a)	77
26	Electronic Arts, Inc. (a)	1,759
9	EnerNOC, Inc. (a)	34
2	Fair Isaac Corp.	228
15	Guidewire Software, Inc. (a)	906
1	Manhattan Associates, Inc. (a)	66
7	Mentor Graphics Corp.	120
250	Microsoft Corp.	13,844
15	Mobileye N.V., (Israel) (a)	642
3	NCSoft Corp., (South Korea)	451
6	Nuance Communications, Inc. (a)	117
55	Oracle Corp.	1,996
1	Progress Software Corp. (a)	26
2	Rapid7, Inc. (a)	33
29	Rovi Corp. (a)	479
16	SAP SE, (Germany)	1,258
10	ServiceNow, Inc. (a)	832
8	Splunk, Inc. (a)	482
16	Take-Two Interactive Software, Inc. (a)	553
4	VASCO Data Security International, Inc. (a)	71
11	Workday, Inc., Class A (a)	871
7	Zix Corp. (a)	33

		28,750

	Technology Hardware, Storage & Peripherals — 1.5%
146	Apple, Inc.	15,394
53	Casetek Holdings Ltd., (Taiwan)	215
49	Catcher Technology Co., Ltd., (Taiwan)	408
79	Chicony Electronics Co., Ltd., (Taiwan)	173
200	Foxconn Technology Co., Ltd., (Taiwan)	421
75	Hewlett Packard Enterprise Co.	1,137
82	HP, Inc.	976

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
496	Lenovo Group Ltd., (China)	501
2	Nimble Storage, Inc. (a)	22
182	Pegatron Corp., (Taiwan)	396
2	Samsung Electronics Co., Ltd., (South Korea)	1,725

		21,368

	Total Information Technology	146,087

	Materials — 1.9%
	Chemicals — 0.8%
7	Air Products & Chemicals, Inc.	932
13	Akzo Nobel N.V., (Netherlands)	856
9	Axiall Corp.	137
10	Chr Hansen Holding A/S, (Denmark)	635
12	Dow Chemical Co. (The)	627
9	E.I. du Pont de Nemours & Co.	589
4	Eastman Chemical Co.	261
3	Hyosung Corp., (South Korea) (a)	326
3	Innophos Holdings, Inc.	74
13	Intrepid Potash, Inc. (a)	39
3	Linde AG, (Germany)	505
2	Lotte Chemical Corp., (South Korea) (a)	339
16	LyondellBasell Industries N.V., Class A	1,364
3	Minerals Technologies, Inc.	157
54	Mosaic Co. (The)	1,477
3	Nitto Denko Corp., (Japan)	234
10	PPG Industries, Inc.	973
12	Rayonier Advanced Materials, Inc.	119
3	Sherwin-Williams Co. (The)	868
7	Shin-Etsu Chemical Co., Ltd., (Japan)	370

		10,882

	Construction Materials — 0.3%
9	Eagle Materials, Inc.	574
6	Imerys S.A., (France)	399
14	LafargeHolcim Ltd., (Switzerland) (a)	708
8	Martin Marietta Materials, Inc.	1,140
10	Vulcan Materials Co.	941

		3,762

	Containers & Packaging — 0.3%
13	Ball Corp.	912
26	Crown Holdings, Inc. (a)	1,298
26	Graphic Packaging Holding Co.	334
1	Myers Industries, Inc.	13
21	Sealed Air Corp.	945
23	WestRock Co.	1,051

		4,553

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.4%
45	BHP Billiton Ltd., (Australia)	576
176	Glencore plc, (Switzerland) (a)	233
48	Magnitogorsk Iron & Steel Works OJSC, (Russia), Reg. S, GDR	161
25	MMC Norilsk Nickel PJSC, (Russia), ADR	322
34	Nippon Steel & Sumitomo Metal Corp., (Japan)	675
222	Norsk Hydro ASA, (Norway)	823
5	Nucor Corp.	188
14	Rio Tinto Ltd., (United Kingdom)	442
35	Rio Tinto plc, (United Kingdom)	1,025
26	Severstal PAO, (Russia), Reg. S, GDR	217
40	South32 Ltd., (Australia) (a)	31
23	Steel Dynamics, Inc.	418
4	SunCoke Energy, Inc.	13
77	United States Steel Corp.	618
5	Worthington Industries, Inc.	160

		5,902

	Paper & Forest Products — 0.1%
1	Domtar Corp., (Canada)	46
24	KapStone Paper & Packaging Corp.	544
26	UPM-Kymmene OYJ, (Finland)	478

		1,068

	Total Materials	26,167

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.5%
52	AT&T, Inc.	1,786
15	CenturyLink, Inc.	386
466	China Telecom Corp., Ltd., (China), Class H	217
56	Cincinnati Bell, Inc. (a)	200
27	Nippon Telegraph & Telephone Corp., (Japan)	1,075
10	Ooma, Inc. (a)	64
424	Telecom Italia S.p.A., (Italy) (a)	537
47	Verizon Communications, Inc.	2,155
3	Vonage Holdings Corp. (a)	15
8	Windstream Holdings, Inc.	54

		6,489

	Wireless Telecommunication Services — 0.4%
41	China Mobile Ltd., (Hong Kong)	462
24	KDDI Corp., (Japan)	626
34	Mobile TeleSystems PJSC, (Russia), ADR	212
39	T-Mobile US, Inc. (a)	1,538
906	Vodafone Group plc, (United Kingdom)	2,939

		5,777

	Total Telecommunication Services	12,266

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 1.2%
	Electric Utilities — 0.8%
19	American Electric Power Co., Inc.	1,090
12	Duke Energy Corp.	864
33	Edison International	1,939
3	El Paso Electric Co.	122
207	Enel S.p.A., (Italy)	870
9	Entergy Corp.	622
13	Eversource Energy	684
6	Korea Electric Power Corp., (South Korea) (a)	255
11	NextEra Energy, Inc.	1,142
2	PNM Resources, Inc.	72
5	Portland General Electric Co.	172
50	PPL Corp.	1,690
2	Spark Energy, Inc., Class A	51
46	Xcel Energy, Inc.	1,635

		11,208

	Gas Utilities — 0.1%
1	AGL Resources, Inc.	93
106	ENN Energy Holdings Ltd., (China)	562
2	Laclede Group, Inc. (The)	111
3	New Jersey Resources Corp.	101
2	Piedmont Natural Gas Co., Inc.	103
9	Questar Corp.	174
2	Southwest Gas Corp.	88
20	UGI Corp.	676

		1,908

	Independent Power & Renewable Electricity Producers — 0.0% (g)
45	Atlantic Power Corp.	89
370	Huadian Power International Corp., Ltd., (China), Class H	239
394	Huaneng Power International, Inc., (China), Class H	337
4	Ormat Technologies, Inc.	148

		813

	Multi-Utilities — 0.2%
1	Avista Corp.	28
53	National Grid plc, (United Kingdom)	726
1	NorthWestern Corp.	48
17	Public Service Enterprise Group, Inc.	663
8	Sempra Energy	780

		2,245

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.1%
7	American States Water Co.	283
44	Pennon Group plc, (United Kingdom)	558

		841

	Total Utilities	17,015

	Total Common Stocks (Cost $626,397)	742,364

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Household Products — 0.1%
14	Henkel AG & Co. KGaA, (Germany) (Cost $980)	1,541

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 3.9%
	ACE Securities Corp. Home Equity Loan Trust,
254	Series 2004-HE3, Class M3, VAR, 1.502%, 11/25/34	232
170	Series 2005-HE7, Class A1B2, VAR, 1.022%, 11/25/35	164
32	Series 2006-SD1, Class A1B, VAR, 0.772%, 02/25/36	33
	Ally Auto Receivables Trust,
7	Series 2013-1, Class A3, 0.630%, 05/15/17	7
60	Series 2013-2, Class A3, 0.790%, 01/15/18	60
132	Series 2015-1, Class A3, 1.390%, 09/16/19	131
76	Series 2015-SN1, Class A3, 1.210%, 12/20/17	76
257	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	256
	AmeriCredit Automobile Receivables Trust,
72	Series 2013-5, Class A3, 0.900%, 09/10/18	72
75	Series 2015-4, Class A3, 1.700%, 07/08/20	75
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
497	Series 2002-2, Class M3, VAR, 3.077%, 08/25/32	492
537	Series 2003-9, Class M2, VAR, 3.272%, 09/25/33	510
515	Series 2003-10, Class M1, VAR, 1.472%, 12/25/33	479
477	Series 2003-10, Class M2, VAR, 2.972%, 12/25/33	460
602	Series 2004-R1, Class M1, VAR, 1.217%, 02/25/34	551
301	Series 2004-R1, Class M6, VAR, 2.492%, 02/25/34	280

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
912	Series 2003-W9, Class M2, VAR, 3.002%, 01/25/34	878
128	Series 2004-W3, Class A3, VAR, 1.242%, 02/25/34	115
191	Series 2004-W3, Class M3, VAR, 3.122%, 02/25/34	158
418	Series 2004-W4, Class A, VAR, 0.942%, 03/25/34	387
222	Series 2004-W6, Class M4, VAR, 3.272%, 05/25/34	190
710	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1, VAR, 1.380%, 01/15/34	658
300	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	298
	Bear Stearns Asset Backed Securities Trust,
563	Series 2003-SD2, Class 3A, VAR, 4.569%, 06/25/43	566
380	Series 2004-2, Class M1, VAR, 1.622%, 08/25/34	347
	BMW Vehicle Lease Trust,
162	Series 2014-1, Class A3, 0.730%, 02/21/17	161
100	Series 2015-2, Class A3, 1.400%, 02/20/19	100
50	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	50
62	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	62
130	Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 09/20/19	129
	CarMax Auto Owner Trust,
62	Series 2013-4, Class A3, 0.800%, 07/16/18	62
303	Series 2014-2, Class A3, 0.980%, 01/15/19	302
117	Series 2015-2, Class A3, 1.370%, 03/16/20	116
	CDC Mortgage Capital Trust,
474	Series 2003-HE1, Class M1, VAR, 1.772%, 08/25/33	452
12	Series 2003-HE3, Class M2, VAR, 3.047%, 11/25/33	11
331	Centex Home Equity Loan Trust, Series 2005-A, Class M1, VAR, 0.902%, 01/25/35	304
301	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 1.672%, 04/25/34	249
202	Citi Held For Asset Issuance, Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	202
	Citibank Credit Card Issuance Trust,
150	Series 2007-A8, Class A8, 5.650%, 09/20/19	160

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

200	Series 2014-A8, Class A8, 1.730%, 04/09/20	201
	CNH Equipment Trust,
9	Series 2012-D, Class A3, 0.650%, 04/16/18	9
40	Series 2013-A, Class A3, 0.690%, 06/15/18	40
37	Series 2013-C, Class A3, 1.020%, 08/15/18	37
130	Series 2013-D, Class A3, 0.770%, 10/15/18	129
173	Series 2014-A, Class A3, 0.840%, 05/15/19	173
300	Series 2014-B, Class A3, 0.910%, 05/15/19	299
	CPS Auto Receivables Trust,
33	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	33
50	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	50
249	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	247
	Credit Suisse First Boston Mortgage Securities Corp.,
33	Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	36
10	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	11
	Credit-Based Asset Servicing and Securitization LLC,
318	Series 2003-CB5, Class M2, VAR, 2.897%, 11/25/33	306
611	Series 2004-CB5, Class M1, VAR, 1.337%, 01/25/34	570
279	Series 2004-CB6, Class M3, VAR, 2.522%, 07/25/35	263
1	Series 2005-CB4, Class AF4, SUB, 5.028%, 07/25/35	1
	CWABS, Inc. Asset-Backed Certificates,
338	Series 2003-5, Class MF2, VAR, 5.491%, 11/25/33	295
424	Series 2003-BC1, Class A1, VAR, 1.222%, 03/25/33	391
626	Series 2003-BC4, Class M2, VAR, 1.772%, 06/25/33	609
568	Series 2003-BC6, Class M2, VAR, 2.147%, 10/25/33	507
931	Series 2004-1, Class M1, VAR, 1.172%, 03/25/34	889
511	Series 2004-5, Class M3, VAR, 2.147%, 07/25/34	461
261	Series 2004-6, Class 1A1, VAR, 0.962%, 12/25/34	237
439	Series 2004-6, Class M2, VAR, 1.397%, 10/25/34	412
429	Series 2004-BC1, Class M3, VAR, 2.522%, 10/25/33	349

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
691	Series 2004-SD2, Class M1, VAR, 1.042%, 06/25/33 (e)	669
250	Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.450%, 03/15/21	248
177	DT Auto Owner Trust, Series 2015-2A, Class A, 1.240%, 09/17/18 (e)	176
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,007
	Exeter Automobile Receivables Trust,
13	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	13
11	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	11
69	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	69
182	Series 2015-3A, Class A, 2.000%, 03/16/20 (e)	182
	Fifth Third Auto Trust,
45	Series 2013-1, Class A3, 0.880%, 10/16/17	45
36	Series 2013-A, Class A3, 0.610%, 09/15/17	36
159	Series 2015-1, Class A3, 1.420%, 03/16/20	158
	First Franklin Mortgage Loan Trust,
435	Series 2005-FF10, Class A4, VAR, 0.742%, 11/25/35	424
342	Series 2006-FF8, Class IIA3, VAR, 0.572%, 07/25/36	325
98	Flagship Credit Auto Trust, Series 2015-1, Class A, 1.630%, 06/15/20 (e)	97
139	Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.890%, 09/15/17	139
	Ford Credit Auto Owner Trust,
15	Series 2013-B, Class A3, 0.570%, 10/15/17	15
34	Series 2013-C, Class A3, 0.820%, 12/15/17	34
87	Series 2013-D, Class A3, 0.670%, 04/15/18	86
178	Series 2014-B, Class A3, 0.900%, 10/15/18	178
79	Series 2015-A, Class A3, 1.280%, 09/15/19	79
158	Series 2015-B, Class A3, 1.160%, 11/15/19	157
167	Series 2015-C, Class A3, 1.410%, 02/15/20	166
	Fremont Home Loan Trust,
144	Series 2003-B, Class M2, VAR, 2.852%, 12/25/33	142
1,198	Series 2004-A, Class M1, VAR, 1.247%, 01/25/34	1,091
46	Series 2005-D, Class 2A3, VAR, 0.672%, 11/25/35	45
229	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	227

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

180		GLS Auto Receivables Trust, Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	179
		GM Financial Automobile Leasing Trust,
107		Series 2015-1, Class A3, 1.530%, 09/20/18	106
65		Series 2015-3, Class A3, 1.690%, 03/20/19	65
		GSAMP Trust,
890		Series 2004-AR1, Class M1, VAR, 1.397%, 06/25/34	847
268		Series 2005-SEA2, Class A1, VAR, 0.772%, 01/25/45 (e)	261
143		Harley-Davidson Motorcycle Trust, Series 2015-2, Class A3, 1.300%, 03/16/20	142
		Home Equity Asset Trust,
114		Series 2003-1, Class M1, VAR, 1.922%, 06/25/33	110
91		Series 2004-6, Class M2, VAR, 1.322%, 12/25/34	78
436		Series 2004-7, Class M1, VAR, 1.352%, 01/25/35	411
354		Series 2005-7, Class 2A4, VAR, 0.802%, 01/25/36	353
		Home Equity Mortgage Loan Asset-Backed Trust,
336		Series 2004-B, Class M3, VAR, 1.622%, 11/25/34	300
896		Series 2004-C, Class M1, VAR, 1.262%, 03/25/35	813
		Honda Auto Receivables Owner Trust,
5		Series 2013-1, Class A3, 0.480%, 11/21/16	5
12		Series 2013-2, Class A3, 0.530%, 02/16/17	12
87		Series 2013-4, Class A3, 0.690%, 09/18/17	87
272		Series 2014-1, Class A3, 0.670%, 11/21/17	271
243		Series 2014-2, Class A3, 0.770%, 03/19/18	242
—	(h)	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	—	(h)
		Hyundai Auto Receivables Trust,
18		Series 2013-A, Class A3, 0.560%, 07/17/17	17
26		Series 2013-B, Class A3, 0.710%, 09/15/17	26
92		Series 2014-A, Class A3, 0.790%, 07/16/18	92
246		Series 2014-B, Class A3, 0.900%, 12/17/18	245
103		Series 2015-C, Class A3, 1.460%, 02/18/20	103
		John Deere Owner Trust,
23		Series 2013-A, Class A3, 0.600%, 03/15/17	23
96		Series 2015-B, Class A3, 1.440%, 10/15/19	95
		Long Beach Mortgage Loan Trust,
623		Series 2001-2, Class M1, VAR, 1.262%, 07/25/31	585

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
167	Series 2003-4, Class M2, VAR, 3.047%, 08/25/33	160
295	Series 2004-1, Class M3, VAR, 1.472%, 02/25/34	282
	MASTR Asset-Backed Securities Trust,
189	Series 2002-OPT1, Class M3, VAR, 3.947%, 11/25/32	191
88	Series 2004-OPT1, Class M2, VAR, 2.072%, 02/25/34	73
28	Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A3, 0.780%, 08/15/17	28
	Merrill Lynch Mortgage Investors Trust,
717	Series 2002-NC1, Class M1, VAR, 1.472%, 05/25/33	678
192	Series 2003-OPT1, Class M1, VAR, 1.397%, 07/25/34	173
517	Series 2005-FM1, Class M1, VAR, 0.902%, 05/25/36	473
771	Series 2005-NC1, Class M2, VAR, 1.502%, 10/25/35	692
	Morgan Stanley ABS Capital I, Inc., Trust,
1,421	Series 2004-HE6, Class M1, VAR, 1.247%, 08/25/34	1,343
317	Series 2004-NC2, Class M2, VAR, 2.222%, 12/25/33	287
1,380	Series 2004-NC7, Class M2, VAR, 1.352%, 07/25/34	1,328
477	Series 2005-HE1, Class M3, VAR, 1.202%, 12/25/34	389
219	Series 2005-HE1, Class M4, VAR, 1.502%, 12/25/34	179
513	Series 2005-WMC1, Class M2, VAR, 1.157%, 01/25/35	496
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
461	Series 2002-AM3, Class A3, VAR, 1.402%, 02/25/33	433
272	Series 2002-AM3, Class M1, VAR, 1.847%, 02/25/33	258
	New Century Home Equity Loan Trust,
392	Series 2003-5, Class M1, SUB, 5.176%, 11/25/33	382
601	Series 2003-6, Class M1, VAR, 1.502%, 01/25/34	560
842	Series 2004-4, Class M1, VAR, 1.187%, 02/25/35	754
250	Series 2005-1, Class M1, VAR, 1.097%, 03/25/35	232

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nissan Auto Lease Trust,
117	Series 2014-A, Class A3, 0.800%, 02/15/17	117
300	Series 2015-A, Class A3, 1.400%, 06/15/18	299
	Nissan Auto Receivables Owner Trust,
28	Series 2012-A, Class A4, 1.000%, 07/16/18	28
6	Series 2013-A, Class A3, 0.500%, 05/15/17	6
112	Series 2013-C, Class A3, 0.670%, 08/15/18	111
132	Series 2014-A, Class A3, 0.720%, 08/15/18	132
55	Series 2015-C, Class A3, 1.370%, 05/15/20	55
383	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, VAR, 2.956%, 09/25/33	343
250	NRZ Advance Receivables Trust Advance Receivables Backed Notes, Series 2015-T3, Class AT3, 2.540%, 11/15/46 (e)	250
188	OAK Hill Advisors Residential Loan Trust, Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	187
123	Ocwen Master Advance Receivables Trust, Series 2015-T1, Class AT1, 2.537%, 09/17/46 (e)	123
219	OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	216
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
391	Series 2003-2, Class M1, VAR, 1.397%, 04/25/33	350
193	Series 2003-4, Class M1, VAR, 1.442%, 07/25/33	169
492	Series 2003-5, Class A3, VAR, 1.322%, 08/25/33	471
	Option One Mortgage Loan Trust,
47	Series 2003-1, Class M2, VAR, 3.347%, 02/25/33	46
929	Series 2004-2, Class M2, VAR, 1.997%, 05/25/34	731
42	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.359%, 10/25/34	42
234	Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	232
250	Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	249
	RAMP Trust,
49	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	50
553	Series 2004-RS9, Class MII1, VAR, 1.397%, 09/25/34	521

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	RASC Trust,
1,023	Series 2001-KS3, Class AII, VAR, 0.882%, 09/25/31	955
88	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	90
962	Series 2005-EMX1, Class M1, VAR, 1.067%, 03/25/35	899
481	Series 2005-KS2, Class M1, VAR, 1.067%, 03/25/35	440
	Renaissance Home Equity Loan Trust,
741	Series 2003-2, Class A, VAR, 1.302%, 08/25/33	693
1,853	Series 2003-2, Class M1, VAR, 1.659%, 08/25/33	1,707
842	Series 2003-3, Class A, VAR, 0.922%, 12/25/33	785
416	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	410
	Saxon Asset Securities Trust,
121	Series 2000-2, Class MF2, VAR, 8.053%, 07/25/30	111
25	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	25
439	Series 2003-2, Class M2, VAR, 3.047%, 06/25/33	411
652	Series 2003-3, Class M1, VAR, 1.397%, 12/25/33	614
246	Series 2004-2, Class MV2, VAR, 2.222%, 08/25/35	234
528	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.322%, 11/25/34	490
	Structured Asset Investment Loan Trust,
209	Series 2003-BC3, Class M1, VAR, 1.847%, 04/25/33	206
908	Series 2003-BC11, Class M1, VAR, 1.397%, 10/25/33	877
946	Series 2004-6, Class M2, VAR, 2.372%, 07/25/34	846
178	Series 2004-7, Class M1, VAR, 1.472%, 08/25/34	165
409	Series 2004-7, Class M2, VAR, 1.547%, 08/25/34	357
383	Series 2004-8, Class M2, VAR, 1.352%, 09/25/34	340
173	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 0.692%, 05/25/31 (e)	105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Toyota Auto Receivables Owner Trust,
4	Series 2013-A, Class A3, 0.550%, 01/17/17	4
214	Series 2014-A, Class A3, 0.670%, 12/15/17	214
93	USAA Auto Owner Trust, Series 2014-1, Class A3, 0.580%, 12/15/17	93
89	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	88
147	Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A3, 0.700%, 04/20/18	147
185	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	185
73	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	72
264	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	260
214	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	210
186	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	183
194	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M8A, VAR, 4.922%, 10/25/34 (e)	178
	World Omni Auto Receivables Trust,
52	Series 2015-A, Class A3, 1.340%, 05/15/20	52
86	Series 2015-B, Class A3, 1.490%, 12/15/20	85
121	World Omni Automobile Lease Securitization Trust, Series 2015-A, Class A3, 1.540%, 10/15/18	120

	Total Asset-Backed Securities (Cost $53,537)	54,447

Collateralized Mortgage Obligations — 6.8%
	Agency CMO — 5.6%
163	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	186
	Federal Home Loan Mortgage Corp. REMIC,
2	Series 50, Class I, 8.000%, 06/15/20	2
3	Series 1087, Class I, 8.500%, 06/15/21	3
2	Series 1136, Class H, 6.000%, 09/15/21	3
63	Series 1617, Class PM, 6.500%, 11/15/23	70
56	Series 1710, Class GH, 8.000%, 04/15/24	63
41	Series 1732, Class K, 6.500%, 05/15/24	46
55	Series 1843, Class Z, 7.000%, 04/15/26	62
63	Series 2033, Class K, 6.050%, 08/15/23	69
1,566	Series 2097, Class PD, 8.000%, 11/15/28	1,785
143	Series 2378, Class BD, 5.500%, 11/15/31	159
2	Series 2391, Class QR, 5.500%, 12/15/16	2

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
10	Series 2394, Class MC, 6.000%, 12/15/16	10
14	Series 2405, Class JF, 6.000%, 01/15/17	14
10	Series 2425, Class OB, 6.000%, 03/15/17	10
100	Series 2455, Class GK, 6.500%, 05/15/32	114
29	Series 2457, Class PE, 6.500%, 06/15/32	33
79	Series 2473, Class JZ, 6.500%, 07/15/32	90
3	Series 2503, Class TG, 5.500%, 09/15/17	3
4	Series 2508, Class AQ, 5.500%, 10/15/17	4
26	Series 2527, Class BP, 5.000%, 11/15/17	27
15	Series 2531, Class HN, 5.000%, 12/15/17	15
13	Series 2538, Class CB, 5.000%, 12/15/17	13
73	Series 2564, Class NK, 5.000%, 02/15/18	75
129	Series 2575, Class PE, 5.500%, 02/15/33	143
313	Series 2586, Class WG, 4.000%, 03/15/33	327
42	Series 2594, Class OL, 5.000%, 04/15/18	43
51	Series 2595, Class HO, 4.500%, 03/15/23	53
52	Series 2627, Class KM, 4.500%, 06/15/18	54
75	Series 2636, Class Z, 4.500%, 06/15/18	77
45	Series 2651, Class VZ, 4.500%, 07/15/18	46
670	Series 2682, Class LD, 4.500%, 10/15/33	725
129	Series 2685, Class DT, 5.000%, 10/15/23	139
44	Series 2686, Class GC, 5.000%, 10/15/23	47
152	Series 2699, Class TC, 4.000%, 11/15/18	156
126	Series 2715, Class NG, 4.500%, 12/15/18	130
55	Series 2744, Class TU, 5.500%, 05/15/32	56
65	Series 2756, Class NA, 5.000%, 02/15/24	69
53	Series 2764, Class OE, 4.500%, 03/15/19	55
200	Series 2764, Class UG, 5.000%, 03/15/34	228
46	Series 2773, Class CD, 4.500%, 04/15/24	48
3	Series 2780, Class JA, 4.500%, 04/15/19	3
2	Series 2780, Class JG, 4.500%, 04/15/19	2
73	Series 2783, Class AT, 4.000%, 04/15/19	75
518	Series 2802, Class CD, 5.250%, 05/15/34	558
24	Series 2809, Class UC, 4.000%, 06/15/19	25
34	Series 2852, Class NY, 5.000%, 09/15/33	34
184	Series 2864, Class NB, 5.500%, 07/15/33	192
95	Series 2877, Class AD, 4.000%, 10/15/19	98
184	Series 2901, Class KB, 5.000%, 12/15/34	199
101	Series 2910, Class BE, 4.500%, 12/15/19	105
531	Series 2912, Class EH, 5.500%, 01/15/35	594
25	Series 2922, Class GA, 5.500%, 05/15/34	27
170	Series 2935, Class HJ, 5.000%, 02/15/35	186
162	Series 2950, Class KZ, 4.500%, 03/15/20	171
436	Series 2960, Class JH, 5.500%, 04/15/35	484

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
97	Series 2988, Class TY, 5.500%, 06/15/25	107
64	Series 2989, Class TG, 5.000%, 06/15/25	69
475	Series 3017, Class ML, 5.000%, 08/15/35	530
136	Series 3028, Class ME, 5.000%, 02/15/34	138
18	Series 3031, Class AG, 5.000%, 02/15/34	18
5	Series 3036, Class ND, 5.000%, 05/15/34	5
20	Series 3064, Class OG, 5.500%, 06/15/34	20
35	Series 3077, Class TO, PO, 04/15/35	33
168	Series 3102, Class CE, 5.500%, 01/15/26	183
22	Series 3116, Class PD, 5.000%, 10/15/34	22
48	Series 3121, Class JD, 5.500%, 03/15/26	53
80	Series 3151, Class UC, 5.500%, 08/15/35	84
15	Series 3200, Class PO, PO, 08/15/36	13
47	Series 3212, Class BK, 5.500%, 09/15/36	52
112	Series 3213, Class PE, 6.000%, 09/15/36	126
57	Series 3279, Class PE, 5.500%, 02/15/37	65
102	Series 3349, Class DP, 6.000%, 09/15/36	107
214	Series 3405, Class PE, 5.000%, 01/15/38	234
267	Series 3413, Class B, 5.500%, 04/15/37	293
100	Series 3523, Class EX, 5.000%, 04/15/39	110
221	Series 3532, Class EB, 4.000%, 05/15/24	233
100	Series 3534, Class MB, 4.000%, 05/15/24	107
225	Series 3553, Class PG, 5.500%, 07/15/39	248
187	Series 3564, Class NB, 5.000%, 08/15/39	211
102	Series 3622, Class TA, 5.500%, 10/15/26	104
90	Series 3622, Class WA, 5.500%, 09/15/39	103
508	Series 3626, Class ME, 5.000%, 01/15/40	573
193	Series 3647, Class GA, 5.000%, 11/15/28	200
126	Series 3653, Class HJ, 5.000%, 04/15/40	139
268	Series 3662, Class PJ, 5.000%, 04/15/40	294
352	Series 3662, Class QB, 5.000%, 03/15/38	382
200	Series 3677, Class KB, 4.500%, 05/15/40	219
190	Series 3680, Class LC, 4.500%, 06/15/40	195
89	Series 3688, Class GT, VAR, 7.248%, 11/15/46	103
250	Series 3710, Class GB, 4.000%, 08/15/25	266
600	Series 3747, Class CY, 4.500%, 10/15/40	673
68	Series 3747, Class HI, IO, 4.500%, 07/15/37	5
1,384	Series 3747, Class HX, 4.500%, 11/15/39	1,515
250	Series 3748, Class D, 4.000%, 11/15/39	264
114	Series 3755, Class MU, 4.000%, 11/15/30	119
220	Series 3768, Class MB, 4.000%, 12/15/39	236
400	Series 3787, Class AY, 3.500%, 01/15/26	420
150	Series 3795, Class PD, 4.500%, 01/15/40	165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
391	Series 3816, Class HA, 3.500%, 11/15/25	409
527	Series 3827, Class BM, 5.500%, 08/15/39	575
1,016	Series 3828, Class EM, 4.500%, 06/15/39	1,110
53	Series 3842, Class PH, 4.000%, 04/15/41	56
400	Series 3845, Class QY, 4.000%, 04/15/26	438
118	Series 3852, Class TP, IF, 5.500%, 05/15/41	131
334	Series 3859, Class JB, 5.000%, 05/15/41	367
185	Series 3873, Class MJ, 4.000%, 06/15/41	188
300	Series 3874, Class DW, 3.500%, 06/15/21	318
1,094	Series 3893, Class PU, 4.000%, 07/15/41	1,173
329	Series 3898, Class KH, 3.500%, 06/15/26	343
70	Series 3902, Class MA, 4.500%, 07/15/39	73
362	Series 3910, Class CT, 4.000%, 12/15/39	385
350	Series 3911, Class B, 3.500%, 08/15/26	372
1,000	Series 3951, Class ME, 4.000%, 11/15/41	1,079
541	Series 3956, Class EB, 3.250%, 11/15/41	538
269	Series 3959, Class PB, 3.000%, 11/15/26	269
175	Series 3962, Class KD, 3.000%, 10/15/26	176
800	Series 3963, Class JB, 4.500%, 11/15/41	894
800	Series 3989, Class JW, 3.500%, 01/15/42	811
141	Series 4026, Class HB, 3.500%, 04/15/42	145
454	Series 4026, Class MQ, 4.000%, 04/15/42	487
400	Series 4048, Class CE, 4.000%, 05/15/42	415
320	Series 4068, Class PE, 3.000%, 06/15/42	313
107	Series 4119, Class KE, 1.750%, 10/15/32	100
110	Series 4180, Class ME, 2.500%, 10/15/42	109
1,000	Series 4185, Class PB, 3.000%, 03/15/43	976
337	Series 4203, Class BN, 3.000%, 04/15/33	335
501	Series 4217, Class F, VAR, 0.681%, 06/15/43	503
279	Series 4219, Class JA, 3.500%, 08/15/39	292
550	Series 4238, Class UY, 3.000%, 08/15/33	546
192	Series 4243, Class AE, 4.000%, 08/15/43	200
793	Series 4259, Class LA, 3.000%, 02/15/40	776
330	Series 4337, Class VJ, 3.500%, 06/15/27	346
350	Series 4384, Class LB, 3.500%, 08/15/43	362
391	Federal Home Loan Mortgage Corp. STRIPS, Series 284, Class 300, 3.000%, 10/15/42	390
112	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	131
	Federal National Mortgage Association—ACES,
260	Series 2011-M2, Class A2, 3.645%, 04/25/21	276
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	426

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	185
412	Series 2013-M13, Class A2, VAR, 2.540%, 04/25/23	410
500	Series 2014-M1, Class A2, VAR, 3.311%, 07/25/23	516
355	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	374
400	Series 2014-M3, Class A2, VAR, 3.475%, 01/25/24	417
550	Series 2014-M4, Class A2, VAR, 3.346%, 03/25/24	569
10	Series 2014-M5, Class FA, VAR, 0.544%, 01/25/17	10
410	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	417
800	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	808
255	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	258
556	Series 2015-M1, Class A2, 2.532%, 09/25/24	539
800	Series 2015-M3, Class A2, 2.723%, 10/25/24	785
574	Series 2015-M7, Class A2, 2.590%, 12/25/24	570
467	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	474
	Federal National Mortgage Association REMIC,
3	Series 1990-7, Class B, 8.500%, 01/25/20	4
1	Series 1990-35, Class E, 9.500%, 04/25/20	1
3	Series 1990-76, Class G, 7.000%, 07/25/20	3
13	Series 1990-106, Class J, 8.500%, 09/25/20	15
2	Series 1991-73, Class A, 8.000%, 07/25/21	2
38	Series 1992-112, Class GB, 7.000%, 07/25/22	42
15	Series 1992-195, Class C, 7.500%, 10/25/22	17
63	Series 1998-37, Class VZ, 6.000%, 06/17/28	72
131	Series 1998-66, Class B, 6.500%, 12/25/28	141
14	Series 2002-16, Class XU, 5.500%, 04/25/17	14
7	Series 2002-19, Class PE, 6.000%, 04/25/17	7
29	Series 2002-24, Class AJ, 6.000%, 04/25/17	30

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
109	Series 2002-55, Class PG, 5.500%, 09/25/32	121
101	Series 2002-55, Class QE, 5.500%, 09/25/17	103
7	Series 2002-63, Class KC, 5.000%, 10/25/17	8
19	Series 2002-63, Class LB, 5.500%, 10/25/17	19
110	Series 2002-82, Class PE, 6.000%, 12/25/32	121
25	Series 2003-21, Class OU, 5.500%, 03/25/33	27
246	Series 2003-29, Class BY, 5.500%, 04/25/33	279
9	Series 2003-33, Class AC, 4.250%, 03/25/33	9
312	Series 2003-48, Class GH, 5.500%, 06/25/33	351
28	Series 2003-58, Class AD, 3.250%, 07/25/33	28
14	Series 2003-63, Class PE, 3.500%, 07/25/33	14
150	Series 2003-67, Class KE, 5.000%, 07/25/33	162
92	Series 2003-78, Class B, 5.000%, 08/25/23	98
101	Series 2003-81, Class LC, 4.500%, 09/25/18	104
81	Series 2003-83, Class PG, 5.000%, 06/25/23	85
45	Series 2003-110, Class WA, 4.000%, 08/25/33	47
706	Series 2003-131, Class CH, 5.500%, 01/25/34	785
155	Series 2004-36, Class PC, 5.500%, 02/25/34	162
100	Series 2004-92, Class TB, 5.500%, 12/25/34	113
89	Series 2005-5, Class CK, 5.000%, 01/25/35	95
38	Series 2005-18, Class EG, 5.000%, 03/25/25	41
9	Series 2005-23, Class TG, 5.000%, 04/25/35	10
70	Series 2005-29, Class WC, 4.750%, 04/25/35	77
238	Series 2005-38, Class TB, 6.000%, 11/25/34	250
86	Series 2005-58, Class EP, 5.500%, 07/25/35	93

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
88	Series 2005-68, Class BC, 5.250%, 06/25/35	94
691	Series 2005-70, Class KP, 5.000%, 06/25/35	732
631	Series 2005-104, Class UE, 5.500%, 12/25/35	702
65	Series 2007-13, Class H, 5.500%, 03/25/37	73
400	Series 2007-61, Class PE, 5.500%, 07/25/37	438
45	Series 2007-65, Class KI, IF, IO, 6.198%, 07/25/37	7
296	Series 2007-84, Class P, 5.000%, 08/25/37	321
225	Series 2008-61, Class GB, 5.500%, 07/25/38	243
168	Series 2008-65, Class CD, 4.500%, 08/25/23	177
119	Series 2009-15, Class AC, 5.500%, 03/25/29	133
355	Series 2009-19, Class PW, 4.500%, 10/25/36	381
141	Series 2009-19, Class TD, 5.000%, 08/25/36	152
41	Series 2009-22, Class EG, 5.000%, 07/25/35	44
30	Series 2009-37, Class KI, IF, IO, 5.578%, 06/25/39	4
70	Series 2009-50, Class PT, VAR, 6.068%, 05/25/37	78
142	Series 2009-60, Class DE, 5.000%, 08/25/29	154
420	Series 2009-73, Class HJ, 6.000%, 09/25/39	476
29	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	5
75	Series 2009-86, Class OT, PO, 10/25/37	68
117	Series 2009-112, Class ST, IF, IO, 5.828%, 01/25/40	19
433	Series 2010-9, Class MB, 5.000%, 05/25/32	437
756	Series 2010-9, Class ME, 5.000%, 02/25/40	868
366	Series 2010-9, Class PE, 4.500%, 10/25/39	387
65	Series 2010-35, Class SB, IF, IO, 5.998%, 04/25/40	12
600	Series 2010-38, Class KC, 4.500%, 04/25/40	648
400	Series 2010-45, Class BL, 4.500%, 05/25/40	436
197	Series 2010-64, Class DM, 5.000%, 06/25/40	216

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
14	Series 2010-64, Class EH, 5.000%, 10/25/35	14
393	Series 2010-85, Class NJ, 4.500%, 08/25/40	413
200	Series 2010-103, Class PJ, 4.500%, 09/25/40	223
90	Series 2010-111, Class AE, 5.500%, 04/25/38	93
979	Series 2010-123, Class BP, 4.500%, 11/25/40	1,071
234	Series 2010-141, Class AL, 4.000%, 12/25/40	248
816	Series 2010-141, Class DL, 4.000%, 12/25/40	879
125	Series 2011-22, Class MA, 6.500%, 04/25/38	138
350	Series 2011-33, Class GD, 3.500%, 04/25/31	370
148	Series 2011-40, Class KA, 3.500%, 03/25/26	153
450	Series 2011-41, Class KL, 4.000%, 05/25/41	473
375	Series 2011-43, Class B, 3.500%, 05/25/31	388
686	Series 2011-50, Class LP, 4.000%, 06/25/41	724
400	Series 2011-51, Class B, 3.500%, 06/25/31	424
650	Series 2011-52, Class KB, 5.500%, 06/25/41	733
530	Series 2011-52, Class LB, 5.500%, 06/25/41	633
192	Series 2011-85, Class KP, 7.000%, 09/25/51	214
104	Series 2011-99, Class CV, 4.500%, 03/25/26	114
558	Series 2011-104, Class KY, 4.000%, 03/25/39	586
76	Series 2011-111, Class EA, 5.000%, 12/25/38	80
325	Series 2011-112, Class PB, 4.000%, 11/25/41	348
300	Series 2011-114, Class B, 3.500%, 11/25/41	316
500	Series 2011-126, Class KB, 4.000%, 12/25/41	536
704	Series 2011-130, Class KB, 4.000%, 12/25/41	750
450	Series 2011-132, Class PE, 4.500%, 12/25/41	490

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
289	Series 2012-20, Class TD, 4.500%, 02/25/42	306
224	Series 2012-50, Class HB, 4.000%, 03/25/42	235
236	Series 2012-83, Class TN, 5.000%, 08/25/42	260
200	Series 2012-136, Class DL, 3.500%, 12/25/42	205
134	Series 2012-137, Class CF, VAR, 0.722%, 08/25/41	133
355	Series 2012-147, Class WN, 4.500%, 01/25/33	387
600	Series 2013-27, Class PE, 3.000%, 04/25/43	587
215	Series 2013-31, Class NC, 3.000%, 04/25/43	214
369	Series 2013-74, Class HP, 3.000%, 10/25/37	370
328	Series 2013-83, Class CA, 3.500%, 10/25/37	343
366	Series 2013-94, Class CV, 3.500%, 07/25/33	381
250	Series 2013-101, Class E, 3.000%, 10/25/33	254
328	Series 2013-104, Class CY, 5.000%, 10/25/43	373
200	Series 2014-1, Class DU, 2.500%, 02/25/29	194
200	Series 2014-2, Class PX, 4.500%, 01/25/41	221
200	Series 2014-56, Class VH, 3.500%, 09/25/34	211
250	Series 2014-58, Class VM, 4.000%, 08/25/33	272
32	Series G92-35, Class E, 7.500%, 07/25/22	36
27	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 0.000%, 12/25/24 (n)	25
	Government National Mortgage Association,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	103
109	Series 2003-62, Class BG, 5.000%, 07/20/33	118
358	Series 2003-65, Class AL, 5.500%, 08/20/33	404
178	Series 2003-66, Class HD, 5.500%, 08/20/33	196
580	Series 2004-16, Class AE, 5.500%, 02/20/34	638
145	Series 2004-16, Class EC, 5.500%, 02/20/34	170

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
743	Series 2004-37, Class PE, 5.500%, 05/20/34	846
413	Series 2005-3, Class QB, 5.000%, 01/16/35	461
283	Series 2005-11, Class PL, 5.000%, 02/20/35	311
104	Series 2005-13, Class AE, 5.000%, 09/20/34	111
176	Series 2005-13, Class BG, 5.000%, 02/20/35	197
262	Series 2005-48, Class CY, 5.000%, 06/20/35	289
311	Series 2005-54, Class JE, 5.000%, 07/20/35	349
100	Series 2006-1, Class LE, 5.500%, 06/20/35	114
459	Series 2006-7, Class ND, 5.500%, 08/20/35	520
260	Series 2006-50, Class JD, 5.000%, 09/20/36	303
254	Series 2006-69, Class MB, 5.500%, 12/20/36	281
125	Series 2007-33, Class LE, 5.500%, 06/20/37	142
130	Series 2007-35, Class NE, 6.000%, 06/16/37	153
202	Series 2007-79, Class BL, 5.750%, 08/20/37	228
161	Series 2008-20, Class HC, 5.750%, 06/16/37	175
51	Series 2008-23, Class YA, 5.250%, 03/20/38	56
113	Series 2008-26, Class JP, 5.250%, 03/20/38	127
270	Series 2008-33, Class PB, 5.500%, 04/20/38	298
688	Series 2008-47, Class P, 5.500%, 06/16/38	794
99	Series 2008-58, Class ZT, 6.500%, 07/20/38	121
39	Series 2008-62, Class SA, IF, IO, 5.748%, 07/20/38	7
267	Series 2008-63, Class PE, 5.500%, 07/20/38	304
72	Series 2008-68, Class PQ, 5.500%, 04/20/38	76
168	Series 2008-76, Class PD, 5.750%, 09/20/38	194

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
74	Series 2008-76, Class US, IF, IO, 5.498%, 09/20/38	11
266	Series 2008-89, Class JA, 5.750%, 08/20/38	280
113	Series 2008-95, Class DS, IF, IO, 6.898%, 12/20/38	22
301	Series 2009-42, Class CD, 5.000%, 06/20/39	341
438	Series 2009-47, Class LT, 5.000%, 06/20/39	497
73	Series 2009-72, Class SM, IF, IO, 5.906%, 08/16/39	12
189	Series 2009-106, Class ST, IF, IO, 5.598%, 02/20/38	32
42	Series 2010-14, Class QP, 6.000%, 12/20/39	44
146	Series 2010-157, Class OP, PO, 12/20/40	133
205	Series 2010-158, Class EP, 4.500%, 12/16/40	229
80	Series 2011-97, Class WA, VAR, 6.100%, 11/20/38	90
234	Series 2015-H20, Class FA, VAR, 0.662%, 08/20/65	230
516	Series 2015-H26, Class FG, VAR, 0.712%, 10/20/65	512
551	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	616

		77,616

	Non-Agency CMO — 1.2%
	Alternative Loan Trust,
534	Series 2004-27CB, Class A1, 6.000%, 12/25/34	530
540	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	524
121	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	122
63	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	63
220	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	218
669	Series 2005-21CB, Class A17, 6.000%, 06/25/35	668
191	Series 2005-46CB, Class A1, 5.750%, 10/25/35	181
	Banc of America Alternative Loan Trust,
163	Series 2003-3, Class A5, 5.750%, 05/25/33	167
178	Series 2004-6, Class 4A1, 5.000%, 07/25/19	182

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
160	Series 2004-9, Class 4A1, 5.500%, 10/25/19	162
358	Series 2006-5, Class 3A1, 6.000%, 06/25/46	353
55	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	56
	Bear Stearns ALT-A Trust,
80	Series 2004-6, Class 1A, VAR, 1.062%, 07/25/34	77
359	Series 2005-4, Class 23A2, VAR, 2.601%, 05/25/35	354
244	Series 2005-7, Class 12A3, VAR, 1.102%, 08/25/35	224
	CHL Mortgage Pass-Through Trust,
147	Series 2005-21, Class A2, 5.500%, 10/25/35	146
154	Series 2006-21, Class A14, 6.000%, 02/25/37	148
476	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.730%, 10/25/35	471
21	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	22
35	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	36
315	First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	305
	GSR Mortgage Loan Trust,
32	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	33
15	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	16
448	Series 2004-12, Class 3A6, VAR, 2.740%, 12/25/34	440
	Impac CMB Trust,
424	Series 2004-5, Class 1A1, VAR, 1.142%, 10/25/34	400
917	Series 2004-9, Class 1A1, VAR, 1.182%, 01/25/35	837
627	Series 2005-5, Class A4, VAR, 1.182%, 08/25/35	515
1,030	IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 1.202%, 12/25/34	872

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	JP Morgan Mortgage Trust,
88	Series 2006-A2, Class 5A3, VAR, 2.677%, 11/25/33	88
50	Series 2007-A1, Class 5A5, VAR, 2.726%, 07/25/35	51
543	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.722%, 11/25/35	465
495	MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A2, VAR, 2.242%, 04/25/34	474
	MASTR Alternative Loan Trust,
14	Series 2004-5, Class 5A1, 4.750%, 06/25/19	14
472	Series 2004-6, Class 7A1, 6.000%, 07/25/34	480
537	Series 2004-6, Class 8A1, 5.500%, 07/25/34	556
618	Series 2005-6, Class 1A2, 5.500%, 12/25/35	552
	MASTR Asset Securitization Trust,
4	Series 2003-11, Class 3A1, 4.500%, 12/25/18	4
28	Series 2003-11, Class 8A1, 5.500%, 12/25/33	30
	Merrill Lynch Mortgage Investors Trust,
37	Series 2003-F, Class A1, VAR, 1.062%, 10/25/28	36
45	Series 2004-B, Class A1, VAR, 0.922%, 05/25/29	44
282	Series 2005-A5, Class A9, VAR, 2.573%, 06/25/35	274
	Morgan Stanley Mortgage Loan Trust,
69	Series 2004-3, Class 4A, VAR, 5.682%, 04/25/34	73
155	Series 2004-4, Class 2A, VAR, 6.993%, 09/25/34	161
16	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	16
14	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	14
145	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, VAR, 2.551%, 10/25/35	144
	RALI Trust,
748	Series 2004-QA3, Class CB2, VAR, 3.666%, 08/25/34	760
8	Series 2004-QS3, Class CB, 5.000%, 03/25/19	8

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Residential Asset Securitization Trust,
73	Series 2004-A3, Class A1, 4.500%, 06/25/34	73
39	Series 2004-A6, Class A1, 5.000%, 08/25/19	39
840	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	804
24	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	24
58	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	59
	Sequoia Mortgage Trust,
94	Series 2004-11, Class A1, VAR, 1.002%, 12/20/34	91
647	Series 2007-3, Class 1A1, VAR, 0.602%, 07/20/36	585
64	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	63
	Structured Asset Mortgage Investments II Trust,
36	Series 2003-AR4, Class A1, VAR, 1.102%, 01/19/34	35
185	Series 2005-AR2, Class 2A1, VAR, 0.652%, 05/25/45	162
16	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 4.418%, 12/25/33	16
387	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 2A1, 4.500%, 03/25/19	391
64	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.209%, 12/25/44	64
	WaMu Mortgage Pass-Through Certificates Trust,
30	Series 2003-AR9, Class 1A6, VAR, 2.522%, 09/25/33	30
7	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	7
710	Series 2005-AR10, Class 1A4, VAR, 2.495%, 09/25/35	706
30	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	29
	Wells Fargo Mortgage-Backed Securities Trust,
16	Series 2004-EE, Class 3A1, VAR, 2.709%, 12/25/34	16
577	Series 2004-N, Class A6, VAR, 2.730%, 08/25/34	578

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
142	Series 2004-P, Class 2A1, VAR, 2.740%, 09/25/34	143
124	Series 2004-V, Class 2A1, VAR, 2.760%, 10/25/34	125
455	Series 2006-AR2, Class 2A1, VAR, 2.763%, 03/25/36	452
125	Series 2006-AR2, Class 2A3, VAR, 2.763%, 03/25/36	123

		16,981

	Total Collateralized Mortgage Obligations (Cost $92,662)	94,597

Commercial Mortgage-Backed Securities — 0.8%
	Banc of America Commercial Mortgage Trust,
267	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	269
120	Series 2006-4, Class A4, 5.634%, 07/10/46	121
86	Series 2006-5, Class A4, 5.414%, 09/10/47	87
16	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	16
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	99
750	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	758
200	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.284%, 07/15/44	200
271	CD Mortgage Trust, Series 2007-CD5, Class B, VAR, 6.119%, 11/15/44	279
109	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	110
	COMM Mortgage Trust,
250	Series 2006-C8, Class AJ, 5.377%, 12/10/46	248
250	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	252
617	Commercial Mortgage Trust, Series 2007-GG11, Class AJ, VAR, 6.049%, 12/10/49	626
57	DBRR Trust, Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	57
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
153	Series K029, Class A2, VAR, 3.320%, 02/25/23	159
800	Series K037, Class A2, 3.490%, 01/25/24	835
129	Series K038, Class A2, 3.389%, 03/25/24	134
695	Series K046, Class A2, 3.205%, 03/25/25	705
600	Series K048, Class A2, VAR, 3.284%, 06/25/25	614
250	Series K049, Class A2, 3.010%, 07/25/25	249
424	Series KF12, Class A, VAR, 0.943%, 09/25/22	422
87	Series KJ02, Class A2, 2.597%, 09/25/20	88
500	Series KPLB, Class A, 2.770%, 05/25/25	492
600	Series KSMC, Class A2, 2.615%, 01/25/23	600
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123
	JP Morgan Chase Commercial Mortgage Securities Trust,
30	Series 2005-CB11, Class AJ, VAR, 5.411%, 08/12/37	30
400	Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	397
	LB-UBS Commercial Mortgage Trust,
162	Series 2007-C2, Class A3, 5.430%, 02/15/40	167
250	Series 2007-C6, Class AJ, VAR, 6.118%, 07/15/40	254
59	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.666%, 05/12/39	59
2,649	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.612%, 12/12/49 (e)	13
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	259
	Morgan Stanley Capital I Trust,
117	Series 2006-HQ9, Class A4, VAR, 5.731%, 07/12/44	118
750	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	752
6,305	Series 2007-HQ11, Class X, IO, VAR, 0.208%, 02/12/44 (e)	12
276	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 1.767%, 07/14/34 (e)	276
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	114
250	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	259

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wachovia Bank Commercial Mortgage Trust,
250	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	249
351	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	351
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	536
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	205

	Total Commercial Mortgage-Backed Securities (Cost $11,645)	11,594

Corporate Bonds — 7.6%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
160	4.250%, 03/01/21	164
125	5.000%, 03/30/20	134

		298

	Automobiles — 0.1%
	Daimler Finance North America LLC,
150	2.375%, 08/01/18 (e)	150
210	2.450%, 05/18/20 (e)	206
300	3.500%, 08/03/25 (e)	296
102	8.500%, 01/18/31	148
30	Ford Motor Co., 4.750%, 01/15/43	28
	General Motors Co.,
65	5.200%, 04/01/45	61
25	6.250%, 10/02/43	26

		915

	Distributors — 0.0% (g)
200	Samsung Electronics America, Inc., 1.750%, 04/10/17 (e)	200

	Hotels, Restaurants & Leisure — 0.0% (g)
	McDonald’s Corp.,
20	2.100%, 12/07/18	20
20	2.750%, 12/09/20	20
65	3.700%, 02/15/42	55
20	4.700%, 12/09/35	20
150	4.875%, 07/15/40	150
45	4.875%, 12/09/45	45
65	Starbucks Corp., 2.700%, 06/15/22	65

		375

	Internet & Catalog Retail — 0.0% (g)
380	Amazon.com, Inc., 3.800%, 12/05/24	395

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Media — 0.3%
	21st Century Fox America, Inc.,
45	3.700%, 10/15/25 (e)	45
115	4.750%, 09/15/44	110
25	4.950%, 10/15/45 (e)	25
250	6.750%, 01/09/38	284
208	CBS Corp., 4.000%, 01/15/26	203
	CCO Safari II LLC,
65	3.579%, 07/23/20 (e)	65
307	4.464%, 07/23/22 (e)	306
55	4.908%, 07/23/25 (e)	55
90	6.484%, 10/23/45 (e)	90
	Comcast Corp.,
133	3.375%, 08/15/25	135
105	4.600%, 08/15/45	106
115	4.650%, 07/15/42	117
40	4.750%, 03/01/44	42
100	6.450%, 03/15/37	124
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	28
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
40	4.450%, 04/01/24	41
85	5.150%, 03/15/42	79
150	6.000%, 08/15/40	154
47	Discovery Communications LLC, 4.375%, 06/15/21	48
	NBCUniversal Media LLC,
200	2.875%, 01/15/23	199
70	4.450%, 01/15/43	68
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	76
150	5.850%, 04/15/40	158
	Time Warner Cable, Inc.,
165	5.500%, 09/01/41	149
125	7.300%, 07/01/38	136
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	177
	Time Warner, Inc.,
70	4.650%, 06/01/44	64
250	4.750%, 03/29/21	269
150	4.850%, 07/15/45	143
250	7.625%, 04/15/31	309

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	Viacom, Inc.,
33	3.250%, 03/15/23	30
17	3.875%, 12/15/21	17
215	4.375%, 03/15/43	157
225	4.850%, 12/15/34	184
90	Walt Disney Co. (The), 1.850%, 05/30/19	90

		4,283

	Multiline Retail — 0.1%
55	Kohl’s Corp., 5.550%, 07/17/45	51
	Macy’s Retail Holdings, Inc.,
100	3.875%, 01/15/22	99
55	4.300%, 02/15/43	42
150	7.450%, 07/15/17	162
150	Target Corp., 6.350%, 11/01/32	188

		542

	Specialty Retail — 0.1%
55	Advance Auto Parts, Inc., 4.500%, 12/01/23	56
37	Bed Bath & Beyond, Inc., 3.749%, 08/01/24	36
	Home Depot, Inc. (The),
94	2.000%, 06/15/19	95
45	3.350%, 09/15/25	46
245	3.750%, 02/15/24	261
60	4.250%, 04/01/46	61
	Lowe’s Cos., Inc.,
90	3.375%, 09/15/25	91
55	4.375%, 09/15/45	57
150	5.125%, 11/15/41	166

		869

	Total Consumer Discretionary	7,877

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	129
	Anheuser-Busch InBev Finance, Inc.,
35	2.625%, 01/17/23	34
100	3.700%, 02/01/24	102
	Anheuser-Busch InBev Worldwide, Inc.,
57	2.500%, 07/15/22	55
285	5.375%, 01/15/20	315
94	Brown-Forman Corp., 4.500%, 07/15/45	97
	Coca-Cola Co. (The),
179	1.150%, 04/01/18	178
110	1.875%, 10/27/20	109

DECEMBER 31, 2015	J.P. MORGAN FUNDS	31

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Beverages — continued
	PepsiCo, Inc.,
250	2.750%, 04/30/25	242
130	4.600%, 07/17/45	138
200	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	206

		1,605

	Food & Staples Retailing — 0.2%
	CVS Health Corp.,
100	2.750%, 12/01/22	97
156	3.500%, 07/20/22	159
85	3.875%, 07/20/25	87
150	4.000%, 12/05/23	156
70	4.875%, 07/20/35	72
70	5.125%, 07/20/45	74
	CVS Pass-Through Trust,
52	4.704%, 01/10/36 (e)	53
48	6.943%, 01/10/30	54
	Kroger Co. (The),
25	2.300%, 01/15/19	25
135	3.850%, 08/01/23	139
25	5.400%, 07/15/40	26
150	6.400%, 08/15/17	161
250	Series B, 7.700%, 06/01/29	328
56	Sysco Corp., 3.750%, 10/01/25	57
207	Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	201
	Wal-Mart Stores, Inc.,
150	2.550%, 04/11/23	148
100	3.300%, 04/22/24	103
240	4.000%, 04/11/43	233
135	5.250%, 09/01/35	154

		2,327

	Food Products — 0.1%
200	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	231
100	Cargill, Inc., 3.300%, 03/01/22 (e)	101
145	ConAgra Foods, Inc., 3.200%, 01/25/23	140
	Kellogg Co.,
66	3.250%, 05/21/18	68
100	Series B, 7.450%, 04/01/31	127
	Kraft Foods Group, Inc.,
195	3.500%, 06/06/22	197
60	5.000%, 06/04/42	60
100	6.875%, 01/26/39	119
133	Kraft Heinz Foods Co., 5.200%, 07/15/45 (e)	139

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
	Mead Johnson Nutrition Co.,
38	4.125%, 11/15/25	38
150	5.900%, 11/01/39	163
200	Mondelez International, Inc., 4.000%, 02/01/24	206

		1,589

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
100	2.400%, 06/01/23	96
100	6.625%, 08/01/37	131

		227

	Tobacco — 0.1%
	Altria Group, Inc.,
185	2.625%, 01/14/20	185
139	2.850%, 08/09/22	136
120	4.250%, 08/09/42	110
	B.A.T. International Finance plc, (United Kingdom),
56	3.250%, 06/07/22 (e)	56
70	3.500%, 06/15/22 (e)	72
215	Imperial Tobacco Finance plc, (United Kingdom), 3.750%, 07/21/22 (e)	216
	Philip Morris International, Inc.,
90	4.125%, 03/04/43	85
55	4.375%, 11/15/41	54
	Reynolds American, Inc.,
55	4.000%, 06/12/22	57
65	4.450%, 06/12/25	68
40	5.700%, 08/15/35	44
100	5.850%, 08/15/45	111

		1,194

	Total Consumer Staples	6,942

	Energy — 0.7%
	Energy Equipment & Services — 0.1%
70	Ensco plc, (United Kingdom), 4.700%, 03/15/21	56
	Halliburton Co.,
55	2.700%, 11/15/20	54
100	3.500%, 08/01/23	98
50	5.000%, 11/15/45	50
125	8.750%, 02/15/21	155
50	Nabors Industries, Inc., 4.625%, 09/15/21	41

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Energy Equipment & Services — continued
	Noble Holding International Ltd., (Cayman Islands),
18	4.000%, 03/16/18	16
100	5.250%, 03/15/42	56
82	Schlumberger Investment S.A., (Luxembourg), 3.650%, 12/01/23	83
	Transocean, Inc., (Cayman Islands),
150	4.300%, 10/15/22	79
198	6.500%, 11/15/20	137
152	7.125%, 12/15/21	98

		923

	Oil, Gas & Consumable Fuels — 0.6%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	46
	Anadarko Petroleum Corp.,
70	4.500%, 07/15/44	54
85	6.375%, 09/15/17	89
150	ANR Pipeline Co., 9.625%, 11/01/21	194
282	Apache Corp., 3.250%, 04/15/22	269
	BP Capital Markets plc, (United Kingdom),
300	2.241%, 09/26/18	301
141	2.750%, 05/10/23	132
155	3.245%, 05/06/22	153
60	3.814%, 02/10/24	60
44	Buckeye Partners LP, 4.150%, 07/01/23	38
150	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	136
31	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	25
	Cenovus Energy, Inc., (Canada),
50	3.800%, 09/15/23	45
100	6.750%, 11/15/39	95
	Chevron Corp.,
100	2.419%, 11/17/20	99
71	3.191%, 06/24/23	71
95	3.326%, 11/17/25	96
200	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	202
100	ConocoPhillips, 6.500%, 02/01/39	105
	ConocoPhillips Co.,
123	2.200%, 05/15/20	119
60	3.350%, 05/15/25	54
	Devon Energy Corp.,
35	3.250%, 05/15/22	30
145	5.000%, 06/15/45	110
150	6.300%, 01/15/19	154
100	7.950%, 04/15/32	103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
116	Ecopetrol S.A., (Colombia), 5.375%, 06/26/26	99
120	Enable Midstream Partners LP, 3.900%, 05/15/24	92
	Encana Corp., (Canada),
145	5.150%, 11/15/41	97
50	6.625%, 08/15/37	40
	Energy Transfer Partners LP,
70	3.600%, 02/01/23	58
100	4.050%, 03/15/25	82
45	4.750%, 01/15/26	38
150	EnLink Midstream Partners LP, 4.150%, 06/01/25	115
	Enterprise Products Operating LLC,
51	3.700%, 02/15/26	46
143	3.900%, 02/15/24	133
60	4.850%, 08/15/42	48
100	4.850%, 03/15/44	81
115	5.200%, 09/01/20	121
149	Exxon Mobil Corp., 3.567%, 03/06/45	140
200	Kerr-McGee Corp., 7.875%, 09/15/31	216
	Kinder Morgan Energy Partners LP,
65	3.500%, 09/01/23	54
70	4.250%, 09/01/24	59
50	5.000%, 08/15/42	37
90	5.000%, 03/01/43	67
45	5.400%, 09/01/44	34
63	Kinder Morgan, Inc., 5.550%, 06/01/45	49
	Magellan Midstream Partners LP,
150	4.250%, 02/01/21	150
125	5.150%, 10/15/43	107
	Marathon Oil Corp.,
47	3.850%, 06/01/25	38
135	6.600%, 10/01/37	116
45	MPLX LP, 4.000%, 02/15/25	38
	Noble Energy, Inc.,
165	5.250%, 11/15/43	133
57	5.625%, 05/01/21	56
43	5.875%, 06/01/22	41
136	Occidental Petroleum Corp., 3.500%, 06/15/25	133
330	ONEOK Partners LP, 4.900%, 03/15/25	278
	Petrobras Global Finance B.V., (Netherlands),
42	4.375%, 05/20/23	28
118	6.250%, 03/17/24	84
	Petroleos Mexicanos, (Mexico),
117	4.500%, 01/23/26 (e)	103
29	4.875%, 01/18/24	27
120	Phillips 66, 4.875%, 11/15/44	107

DECEMBER 31, 2015	J.P. MORGAN FUNDS	33

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Plains All American Pipeline LP/PAA Finance Corp.,
20	3.650%, 06/01/22	17
132	3.850%, 10/15/23	111
300	4.650%, 10/15/25	262
190	5.750%, 01/15/20	188
	Spectra Energy Capital LLC,
289	3.300%, 03/15/23	247
100	8.000%, 10/01/19	114
	Statoil ASA, (Norway),
63	2.750%, 11/10/21	63
150	3.950%, 05/15/43	135
170	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	183
	Sunoco Logistics Partners Operations LP,
95	5.300%, 04/01/44	71
155	5.350%, 05/15/45	115
240	5.500%, 02/15/20	249
105	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	99
171	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	164
	Total Capital International S.A., (France),
120	2.700%, 01/25/23	115
100	2.750%, 06/19/21	100
25	2.875%, 02/17/22	25
28	3.750%, 04/10/24	28
15	Transcanada Trust, (Canada), VAR, 5.625%, 05/20/75	14
50	Western Gas Partners LP, 3.950%, 06/01/25	42
	Williams Partners LP,
50	3.600%, 03/15/22	39
115	4.000%, 09/15/25	86
77	5.100%, 09/15/45	51
110	Williams Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	89

		8,532

	Total Energy	9,455

	Financials — 2.8%
	Banks — 1.2%
	ABN AMRO Bank N.V., (Netherlands),
245	2.450%, 06/04/20 (e)	243
200	2.500%, 10/30/18 (e)	201
	Bank of America Corp.,
167	Series L, 1.950%, 05/12/18	166
65	Series L, 2.250%, 04/21/20	64

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
375	3.300%, 01/11/23	369

280	3.875%, 03/22/17	286
70	3.875%, 08/01/25	71
270	Series L, 3.950%, 04/21/25	263
63	4.100%, 07/24/23	65
150	4.250%, 10/22/26	149
50	5.000%, 01/21/44	52
130	5.625%, 07/01/20	144
80	Series L, 5.650%, 05/01/18	86
200	6.875%, 04/25/18	221
500	7.625%, 06/01/19	579
	Bank of America Corp.,
250	1.750%, 06/05/18	248
250	2.050%, 12/07/18	249
	Bank of Montreal, (Canada),
118	1.800%, 07/31/18	118
40	2.375%, 01/25/19	40
100	2.550%, 11/06/22	99
	Bank of Nova Scotia (The), (Canada),
200	1.700%, 06/11/18	199
80	2.350%, 10/21/20	79
150	2.800%, 07/21/21	151
240	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan), 2.350%, 09/08/19 (e)	239
200	Banque Federative du Credit Mutuel S.A., (France), 2.750%, 10/15/20 (e)	201
227	Barclays Bank plc, (United Kingdom), 3.750%, 05/15/24	231
265	Barclays plc, (United Kingdom), 2.000%, 03/16/18	263
	BB&T Corp.,
83	2.050%, 06/19/18	83
350	2.625%, 06/29/20	352
270	Branch Banking & Trust Co., 3.625%, 09/16/25	273
550	Capital One Bank USA N.A., 3.375%, 02/15/23	538
375	Capital One N.A., 2.350%, 08/17/18	376
	Citigroup, Inc.,
340	1.550%, 08/14/17	339
335	1.750%, 05/01/18	332
110	2.150%, 07/30/18	110
600	3.300%, 04/27/25	589
97	3.750%, 06/16/24	99
110	4.300%, 11/20/26	110
70	4.400%, 06/10/25	71
125	4.450%, 09/29/27	124
65	4.950%, 11/07/43	68
107	6.675%, 09/13/43	131

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
200	Commonwealth Bank of Australia, (Australia), 4.500%, 12/09/25 (e)	198
120	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 3.875%, 02/08/22	127
250	Credit Suisse Group Funding Guernsey Ltd., (United Kingdom), 3.125%, 12/10/20 (e)	249
	Discover Bank,
250	2.000%, 02/21/18	248
250	4.200%, 08/08/23	256
	Fifth Third Bancorp,
40	2.300%, 03/01/19	40
115	8.250%, 03/01/38	160
	HSBC Bank plc, (United Kingdom),
205	4.125%, 08/12/20 (e)	218
300	4.750%, 01/19/21 (e)	331
800	HSBC Holdings plc, (United Kingdom), 4.250%, 03/14/24	803
267	KeyCorp, 5.100%, 03/24/21	292
200	Lloyds Bank plc, (United Kingdom), 1.750%, 03/16/18	199
225	Mizuho Bank Ltd., (Japan), 2.700%, 10/20/20 (e)	225
95	MUFG Americas Holdings Corp., 3.000%, 02/10/25	91
182	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	186
	Royal Bank of Canada, (Canada),
119	2.000%, 10/01/18	119
235	2.000%, 12/10/18	235
200	2.200%, 07/27/18	202
200	Santander UK Group Holdings plc, (United Kingdom), 4.750%, 09/15/25 (e)	197
	Skandinaviska Enskilda Banken AB, (Sweden),
200	1.750%, 03/19/18 (e)	199
250	2.625%, 11/17/20 (e)	249
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	206
97	SunTrust Banks, Inc., 2.350%, 11/01/18	97
400	Swedbank AB, (Sweden), 2.125%, 09/29/17 (e)	402
	Toronto-Dominion Bank (The), (Canada),
44	1.625%, 03/13/18	44
150	2.500%, 12/14/20	150
	U.S. Bancorp,
200	2.200%, 04/25/19	202
67	4.125%, 05/24/21	72
200	Wachovia Corp., 5.750%, 02/01/18	216

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Wells Fargo & Co.,
145	2.125%, 04/22/19	145
285	2.150%, 01/15/19	287
150	Series N, 2.150%, 01/30/20	149
100	2.550%, 12/07/20	100
261	2.600%, 07/22/20	260
5	3.000%, 02/19/25	5
470	3.550%, 09/29/25	474
115	4.300%, 07/22/27	117
55	4.650%, 11/04/44	53
65	4.900%, 11/17/45	66
145	5.375%, 11/02/43	155
85	Westpac Banking Corp., (Australia), 2.600%, 11/23/20	85

		16,780

	Capital Markets — 0.6%
200	Ameriprise Financial, Inc., 4.000%, 10/15/23	208
	Bank of New York Mellon Corp. (The),
92	2.100%, 01/15/19	92
151	2.600%, 08/17/20	152
100	4.150%, 02/01/21	108
100	BlackRock, Inc., 6.250%, 09/15/17	108
44	Blackstone Holdings Finance Co. LLC, 4.450%, 07/15/45 (e)	41
	Credit Suisse AG, (Switzerland),
250	1.750%, 01/29/18	249
200	6.500%, 08/08/23 (e)	216
100	Credit Suisse USA, Inc., 7.125%, 07/15/32	130
	Deutsche Bank AG, (Germany),
165	1.875%, 02/13/18	164
300	2.950%, 08/20/20	300
85	6.000%, 09/01/17	90
	Goldman Sachs Group, Inc. (The),
170	2.375%, 01/22/18	171
70	2.550%, 10/23/19	70
273	2.625%, 01/31/19	275
183	2.750%, 09/15/20	183
284	3.500%, 01/23/25	279

150	3.625%, 01/22/23	152
121	3.850%, 07/08/24	124
185	4.000%, 03/03/24	190
136	4.250%, 10/21/25	135
90	4.750%, 10/21/45	89
70	5.150%, 05/22/45	68
100	7.500%, 02/15/19	114
262	Jefferies Group LLC, 6.875%, 04/15/21	293

DECEMBER 31, 2015	J.P. MORGAN FUNDS	35

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Capital Markets — continued
150	Macquarie Bank Ltd., (Australia), 4.000%, 07/29/25 (e)	152
80	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	89
	Morgan Stanley,
120	2.375%, 07/23/19	120
70	2.650%, 01/27/20	70
503	2.800%, 06/16/20	505
82	3.750%, 02/25/23	84
270	Series F, 3.875%, 04/29/24	275
166	3.950%, 04/23/27	161
110	4.000%, 07/23/25	113
75	4.300%, 01/27/45	71
700	4.750%, 03/22/17	725
186	5.000%, 11/24/25	197
500	5.950%, 12/28/17	538
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	54
	State Street Corp.,
26	2.550%, 08/18/20	26
36	3.100%, 05/15/23	36
154	3.700%, 11/20/23	160
149	TD Ameritrade Holding Corp., 2.950%, 04/01/22	148
330	UBS AG, (Switzerland), 2.375%, 08/14/19	330

		7,855

	Consumer Finance — 0.3%
350	American Express Co., 7.000%, 03/19/18	388
220	American Express Credit Corp., 1.875%, 11/05/18	219
	American Honda Finance Corp.,
100	2.125%, 10/10/18	101
40	2.250%, 08/15/19	40
150	7.625%, 10/01/18 (e)	172
75	Capital One Financial Corp., 4.200%, 10/29/25	74
	Caterpillar Financial Services Corp.,
100	2.850%, 06/01/22	99
121	3.750%, 11/24/23	126

	Ford Motor Credit Co. LLC,
200	2.145%, 01/09/18	199
248	2.240%, 06/15/18	246
400	2.375%, 01/16/18	399
200	2.375%, 03/12/19	197
200	3.664%, 09/08/24	195
205	4.134%, 08/04/25	204

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
	General Motors Financial Co., Inc.,
65	2.750%, 05/15/16	65
250	3.100%, 01/15/19	250
165	4.000%, 01/15/25	156
	HSBC USA, Inc.,
125	2.350%, 03/05/20	124
405	2.375%, 11/13/19	403
	John Deere Capital Corp.,
181	1.600%, 07/13/18	180
105	2.375%, 07/14/20	105
50	Series 0014, 2.450%, 09/11/20	50
106	5.750%, 09/10/18	116
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	97
49	PACCAR Financial Corp., 1.400%, 05/18/18	48
	Synchrony Financial,
215	3.750%, 08/15/21	215
80	4.250%, 08/15/24	79
20	4.500%, 07/23/25	20
	Toyota Motor Credit Corp.,
174	2.100%, 01/17/19	175
200	2.625%, 01/10/23	196

		4,938

	Diversified Financial Services — 0.2%
60	Berkshire Hathaway, Inc., 4.500%, 02/11/43	60
	CME Group, Inc.,
100	3.000%, 09/15/22	101
100	3.000%, 03/15/25	98
49	5.300%, 09/15/43	56
	GE Capital International Funding Co., (Ireland),
202	2.342%, 11/15/20 (e)	201
206	4.418%, 11/15/35 (e)	210
	General Electric Capital Corp.,
74	4.375%, 09/16/20	80
200	4.625%, 01/07/21	220
45	5.500%, 01/08/20	50
105	5.625%, 05/01/18	115
61	6.750%, 03/15/32	80
94	Intercontinental Exchange, Inc., 4.000%, 10/15/23	97
62	Invesco Finance plc, (United Kingdom), 3.750%, 01/15/26	62
250	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	258
200	Nationwide Building Society, (United Kingdom), 3.900%, 07/21/25 (e)	206

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Diversified Financial Services — continued
	Shell International Finance B.V., (Netherlands),
70	1.625%, 11/10/18	70
290	3.400%, 08/12/23	288
155	4.550%, 08/12/43	151

		2,403

	Insurance — 0.3%
	ACE INA Holdings, Inc.,
40	2.300%, 11/03/20	40
200	2.700%, 03/13/23	195
95	2.875%, 11/03/22	94
88	3.150%, 03/15/25	87
50	4.350%, 11/03/45	51
	Allstate Corp. (The),
61	3.150%, 06/15/23	61
120	5.550%, 05/09/35	139
	American International Group, Inc.,
70	3.875%, 01/15/35	62
306	4.125%, 02/15/24	314
70	4.500%, 07/16/44	65
120	4.800%, 07/10/45	116
	Aon Corp.,
53	3.125%, 05/27/16	53
28	6.250%, 09/30/40	34
85	Berkshire Hathaway Finance Corp., 4.300%, 05/15/43	83
	CNA Financial Corp.,
30	3.950%, 05/15/24	30
100	6.500%, 08/15/16	103
100	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	107
	Lincoln National Corp.,
250	4.200%, 03/15/22	261
25	4.850%, 06/24/21	27
118	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	117
105	MassMutual Global Funding II, 2.100%, 08/02/18 (e)	105
	MetLife, Inc.,
30	4.050%, 03/01/45	28
70	4.125%, 08/13/42	66
85	4.600%, 05/13/46	86
35	4.721%, 12/15/44	36
350	4.875%, 11/13/43	367
45	6.400%, 12/15/36	49
100	Metropolitan Life Global Funding I, 3.125%, 01/11/16 (e)	100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
	New York Life Global Funding,
130	2.100%, 01/02/19 (e)	130
146	2.150%, 06/18/19 (e)	146
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	73
300	Pricoa Global Funding I, 2.200%, 05/16/19 (e)	300
100	Progressive Corp. (The), 4.350%, 04/25/44	101
	Prudential Financial, Inc.,
80	5.100%, 08/15/43	83
175	VAR, 5.200%, 03/15/44	169
250	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	319
55	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	52
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	98

		4,347

	Real Estate Investment Trusts (REITs) — 0.2%
	American Tower Corp.,
165	3.450%, 09/15/21	166
40	3.500%, 01/31/23	39
75	4.000%, 06/01/25	74
	Boston Properties LP,
85	3.800%, 02/01/24	86
320	3.850%, 02/01/23	327
125	Brixmor Operating Partnership LP, 3.875%, 08/15/22	124
170	DDR Corp., 3.500%, 01/15/21	169
	Duke Realty LP,
75	3.875%, 02/15/21	76
84	4.375%, 06/15/22	87
60	Equity Commonwealth, 6.650%, 01/15/18	64
263	ERP Operating LP, 4.625%, 12/15/21	285
	HCP, Inc.,
244	2.625%, 02/01/20	240
30	3.150%, 08/01/22	29
50	3.875%, 08/15/24	48
135	4.000%, 12/01/22	134
65	4.200%, 03/01/24	65
58	4.250%, 11/15/23	58
	Kimco Realty Corp.,
115	3.200%, 05/01/21	115
20	3.400%, 11/01/22	20
	Liberty Property LP,
45	3.375%, 06/15/23	42
55	4.400%, 02/15/24	56

DECEMBER 31, 2015	J.P. MORGAN FUNDS	37

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
	Prologis LP,
74	3.750%, 11/01/25	73
113	4.250%, 08/15/23	119
	Realty Income Corp.,
100	3.875%, 07/15/24	98
135	4.125%, 10/15/26	136
	Simon Property Group LP,
105	3.500%, 09/01/25	106
17	4.375%, 03/01/21	19
35	UDR, Inc., 4.000%, 10/01/25	35
	Ventas Realty LP,
59	3.750%, 05/01/24	58
23	4.125%, 01/15/26	23
2	4.375%, 02/01/45	2
	Ventas Realty LP/Ventas Capital Corp.,
80	2.700%, 04/01/20	79
195	4.250%, 03/01/22	201
41	Weingarten Realty Investors, 4.450%, 01/15/24	42
	Welltower, Inc.,
55	3.750%, 03/15/23	54
130	4.000%, 06/01/25	128
91	4.500%, 01/15/24	93

		3,570

	Total Financials	39,893

	Health Care — 0.6%
	Biotechnology — 0.1%
	Amgen, Inc.,
85	3.625%, 05/22/24	85
150	3.875%, 11/15/21	156
150	4.100%, 06/15/21	158
105	4.400%, 05/01/45	98
	Baxalta, Inc.,
78	3.600%, 06/23/22 (e)	78
100	4.000%, 06/23/25 (e)	99
45	5.250%, 06/23/45 (e)	45
	Biogen, Inc.,
207	3.625%, 09/15/22	209
90	5.200%, 09/15/45	90
	Celgene Corp.,
45	2.875%, 08/15/20	45
55	3.550%, 08/15/22	55
132	3.625%, 05/15/24	130
120	3.875%, 08/15/25	119
100	3.950%, 10/15/20	105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
	Gilead Sciences, Inc.,
29	3.250%, 09/01/22	29
110	3.650%, 03/01/26	111
185	3.700%, 04/01/24	190
55	4.500%, 02/01/45	54
20	4.600%, 09/01/35	20
65	4.750%, 03/01/46	66

		1,942

	Health Care Equipment & Supplies — 0.1%
170	Becton, Dickinson and Co., 2.675%, 12/15/19	171
450	Medtronic, Inc., 3.150%, 03/15/22	455

		626

	Health Care Providers & Services — 0.1%
	Aetna, Inc.,
100	3.500%, 11/15/24	100
123	4.750%, 03/15/44	125
	Anthem, Inc.,
60	2.300%, 07/15/18	60
50	4.625%, 05/15/42	47
200	5.850%, 01/15/36	217
94	Cardinal Health, Inc., 3.750%, 09/15/25	95
245	Cigna Corp., 4.000%, 02/15/22	253
	Express Scripts Holding Co.,
90	3.500%, 06/15/24	89
175	4.750%, 11/15/21	187
	McKesson Corp.,
72	2.700%, 12/15/22	69
40	2.850%, 03/15/23	38
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	111
	UnitedHealth Group, Inc.,
50	2.700%, 07/15/20	50
30	2.750%, 02/15/23	29
200	2.875%, 03/15/23	198
42	3.350%, 07/15/22	43
105	3.950%, 10/15/42	98

		1,809

	Life Sciences Tools & Services — 0.0% (g)
227	Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	236

	Pharmaceuticals — 0.3%
	AbbVie, Inc.,
105	1.750%, 11/06/17	105
140	2.900%, 11/06/22	135
152	3.200%, 11/06/22	150
145	3.600%, 05/14/25	143

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Pharmaceuticals — continued
	Actavis Funding SCS, (Luxembourg),
90	2.350%, 03/12/18	90
145	3.000%, 03/12/20	145
277	3.450%, 03/15/22	277
70	3.850%, 06/15/24	70
40	4.850%, 06/15/44	40
200	Allergan, Inc., 2.800%, 03/15/23	188
235	AstraZeneca plc, (United Kingdom), 3.375%, 11/16/25	233
265	Bristol-Myers Squibb Co., 2.000%, 08/01/22	257
	Forest Laboratories LLC,
100	4.875%, 02/15/21 (e)	108
69	5.000%, 12/15/21 (e)	75
405	GlaxoSmithKline Capital plc, (United Kingdom), 2.850%, 05/08/22	408
104	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	104
95	Johnson & Johnson, 3.375%, 12/05/23	101
	Merck & Co., Inc.,
315	2.350%, 02/10/22	309
263	2.800%, 05/18/23	262
265	Mylan, Inc., 2.600%, 06/24/18	263
132	Novartis Capital Corp., 3.400%, 05/06/24	136
200	Perrigo Finance Unlimited Co., (Ireland), 3.500%, 12/15/21	194
200	Pfizer, Inc., 6.200%, 03/15/19	225
26	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.950%, 12/18/22	25
130	Teva Pharmaceutical Finance IV LLC, 2.250%, 03/18/20	126
19	Zoetis, Inc., 1.875%, 02/01/18	19

		4,188

	Total Health Care	8,801

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	67
	Honeywell International, Inc.,
139	3.350%, 12/01/23	142
100	4.250%, 03/01/21	109
	Lockheed Martin Corp.,
40	3.550%, 01/15/26	40
55	3.800%, 03/01/45	49
200	4.250%, 11/15/19	215
49	4.700%, 05/15/46	50
95	Northrop Grumman Corp., 3.850%, 04/15/45	85

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
150	Precision Castparts Corp., 4.200%, 06/15/35	149
40	Textron, Inc., 3.875%, 03/01/25	39
	United Technologies Corp.,
130	4.150%, 05/15/45	124
180	5.400%, 05/01/35	200

		1,269

	Air Freight & Logistics — 0.0% (g)
70	FedEx Corp., 4.100%, 02/01/45	62

	Airlines — 0.1%
32	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	32
85	Air Canada 2015-1 Class A Pass-Through Trust, (Canada), 3.600%, 03/15/27 (e)	82
16	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	17
347	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	366
79	Continental Airlines 2007-1 Class A Pass-Through Trust, Series 071A, 5.983%, 04/19/22	87
87	Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, 6.821%, 08/10/22	101
12	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	12
10	Delta Air Lines 2011-1 Class A Pass-Through Trust, Series A, 5.300%, 04/15/19	11
37	Northwest Airlines 2007-1 Class A Pass-Through Trust, Series 07-1, 7.027%, 11/01/19	41
59	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	59

		808

	Commercial Services & Supplies — 0.0% (g)
	Republic Services, Inc.,
150	5.500%, 09/15/19	165
100	6.086%, 03/15/35	117
	Waste Management, Inc.,
110	2.900%, 09/15/22	108
37	4.600%, 03/01/21	40
100	4.750%, 06/30/20	108

		538

	Electrical Equipment — 0.0% (g)
160	Eaton Corp., 4.000%, 11/02/32	153

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
61	3.900%, 06/23/21	65
100	5.400%, 03/01/19	110

DECEMBER 31, 2015	J.P. MORGAN FUNDS	39

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Industrial Conglomerates — continued
	General Electric Co.,
400	2.700%, 10/09/22	398
175	3.375%, 03/11/24	181
205	4.500%, 03/11/44	211
	Koninklijke Philips N.V., (Netherlands),
120	3.750%, 03/15/22	123
40	5.750%, 03/11/18	43
31	Roper Technologies, Inc., 3.000%, 12/15/20	31

		1,162

	Machinery — 0.0% (g)
115	Caterpillar, Inc., 4.300%, 05/15/44	111
240	Illinois Tool Works, Inc., 3.500%, 03/01/24	247

		358

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
100	3.050%, 09/01/22	100
605	4.100%, 06/01/21	638
85	4.150%, 04/01/45	77
45	4.700%, 09/01/45	45
50	4.900%, 04/01/44	51
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	259
	Canadian Pacific Railway Co., (Canada),
150	4.800%, 09/15/35	148
63	7.125%, 10/15/31	78
125	7.250%, 05/15/19	143
150	CSX Corp., 7.375%, 02/01/19	172
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	40
350	3.850%, 11/15/24 (e)	350
35	4.500%, 08/16/21 (e)	37
150	JB Hunt Transport Services, Inc., 3.300%, 08/15/22	149
391	Norfolk Southern Corp., 4.837%, 10/01/41	380
35	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 06/15/19 (e)	34
	Ryder System, Inc.,
83	2.450%, 09/03/19	82
113	2.500%, 05/11/20	110
43	3.500%, 06/01/17	44
20	3.600%, 03/01/16	20
	Union Pacific Corp.,
150	3.750%, 03/15/24	157
300	4.750%, 12/15/43	323

		3,437

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.0% (g)
272	International Lease Finance Corp., 3.875%, 04/15/18	274
68	WW Grainger, Inc., 4.600%, 06/15/45	71

		345

	Total Industrials	8,132

	Information Technology — 0.4%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
272	2.900%, 03/04/21	280
105	3.500%, 06/15/25	108
	Harris Corp.,
30	2.700%, 04/27/20	29
40	3.832%, 04/27/25	39
75	5.054%, 04/27/45	74
173	QUALCOMM, Inc., 4.800%, 05/20/45	154

		684

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
100	4.500%, 03/01/23	101
150	6.000%, 04/01/20	163

		264

	Internet Software & Services — 0.0% (g)
442	eBay, Inc., 2.600%, 07/15/22	411

	IT Services — 0.1%
	International Business Machines Corp.,
100	3.625%, 02/12/24	103
130	7.000%, 10/30/25	167
	Visa, Inc.,
60	3.150%, 12/14/25	60
120	4.300%, 12/14/45	122
	Xerox Corp.,
150	5.625%, 12/15/19	159
100	6.350%, 05/15/18	107

		718

	Semiconductors & Semiconductor Equipment — 0.0% (g)
	Intel Corp.,
98	2.450%, 07/29/20	99
120	4.900%, 07/29/45	127

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Semiconductors & Semiconductor Equipment — continued
	Texas Instruments, Inc.,
92	2.375%, 05/16/16	93
197	2.750%, 03/12/21	198

		517

	Software — 0.1%
	Microsoft Corp.,
95	2.000%, 11/03/20	95
125	2.375%, 02/12/22	123
100	2.375%, 05/01/23	97
75	3.500%, 11/15/42	66
133	3.625%, 12/15/23	140
160	3.750%, 05/01/43	148
95	3.750%, 02/12/45	88
145	4.450%, 11/03/45	149
	Oracle Corp.,
145	2.500%, 05/15/22	143
70	2.800%, 07/08/21	71
56	3.625%, 07/15/23	58
185	4.500%, 07/08/44	186
200	5.750%, 04/15/18	218

		1,582

	Technology Hardware, Storage & Peripherals — 0.1%
	Apple, Inc.,
126	2.850%, 05/06/21	129
256	3.200%, 05/13/25	259
200	3.450%, 02/09/45	172
95	3.850%, 05/04/43	88

		648

	Total Information Technology	4,824

	Materials — 0.2%
	Chemicals — 0.1%
	Agrium, Inc., (Canada),
22	3.375%, 03/15/25	20
120	4.125%, 03/15/35	102
100	6.125%, 01/15/41	107
80	CF Industries, Inc., 4.950%, 06/01/43	68
38	Dow Chemical Co. (The), 4.125%, 11/15/21	40
89	E.I. du Pont de Nemours & Co., 4.150%, 02/15/43	78
125	LYB International Finance B.V., (Netherlands), 4.875%, 03/15/44	114

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
	Mosaic Co. (The),
100	4.250%, 11/15/23	99
166	5.625%, 11/15/43	159
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.625%, 03/15/24	243
300	Praxair, Inc., 2.200%, 08/15/22	287
150	Union Carbide Corp., 7.750%, 10/01/96	179

		1,496

	Construction Materials — 0.0% (g)
200	CRH America, Inc., 3.875%, 05/18/25 (e)	198

	Metals & Mining — 0.1%
50	Barrick Gold Corp., (Canada), 5.250%, 04/01/42	34
	BHP Billiton Finance USA Ltd., (Australia),
70	4.125%, 02/24/42	55
34	5.000%, 09/30/43	31
	Freeport-McMoRan, Inc.,
250	3.550%, 03/01/22	145
371	3.875%, 03/15/23	211
265	4.550%, 11/14/24	152
12	5.450%, 03/15/43	6
60	Glencore Finance Canada Ltd., (Canada), 5.550%, 10/25/42 (e)	42
45	Glencore Funding LLC, 4.000%, 04/16/25 (e)	31
	Nucor Corp.,
127	4.000%, 08/01/23	123
80	5.200%, 08/01/43	73
	Rio Tinto Finance USA Ltd., (Australia),
100	3.750%, 06/15/25	91
100	4.125%, 05/20/21	100

		1,094

	Paper & Forest Products — 0.0% (g)
150	International Paper Co., 3.800%, 01/15/26	148

	Total Materials	2,936

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc.,
800	3.000%, 02/15/22	784
294	3.000%, 06/30/22	287
55	3.400%, 05/15/25	53
380	4.300%, 12/15/42	324
105	4.450%, 05/15/21	112
85	4.800%, 06/15/44	78

DECEMBER 31, 2015	J.P. MORGAN FUNDS	41

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Diversified Telecommunication Services — continued
	British Telecommunications plc, (United Kingdom),
250	1.250%, 02/14/17	249
100	9.625%, 12/15/30	146
100	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	112
55	Orange S.A., (France), 5.500%, 02/06/44	58
40	SES GLOBAL Americas Holdings GP, 2.500%, 03/25/19 (e)	39
102	Telefonica Emisiones S.A.U., (Spain), 5.134%, 04/27/20	111
	Verizon Communications, Inc.,
155	2.450%, 11/01/22	147
245	3.500%, 11/01/24	242
79	3.850%, 11/01/42	64
209	4.150%, 03/15/24	215
238	4.522%, 09/15/48	213
93	4.672%, 03/15/55	81
636	4.862%, 08/21/46	602
100	5.050%, 03/15/34	99
350	5.150%, 09/15/23	385
12	6.400%, 09/15/33	14

		4,415

	Wireless Telecommunication Services — 0.0% (g)
100	America Movil S.A.B. de C.V., (Mexico), 5.000%, 03/30/20	108
76	Rogers Communications, Inc., (Canada), 3.625%, 12/15/25	75
	Vodafone Group plc, (United Kingdom),
125	5.625%, 02/27/17	131
50	6.150%, 02/27/37	49

		363

	Total Telecommunication Services	4,778

	Utilities — 0.9%
	Electric Utilities — 0.7%
	Alabama Power Co.,
61	Series 13-A, 3.550%, 12/01/23	63
200	3.850%, 12/01/42	184
50	4.150%, 08/15/44	47
100	Appalachian Power Co., 4.600%, 03/30/21	107
150	Arizona Public Service Co., 4.500%, 04/01/42	154
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	64
170	3.350%, 07/01/23	172
45	Commonwealth Edison Co., 4.350%, 11/15/45	45

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	DTE Electric Co.,
140	3.375%, 03/01/25	143
250	Series G, 5.600%, 06/15/18	273
80	Duke Energy Carolinas LLC, 4.300%, 06/15/20	87
	Duke Energy Corp.,
177	3.050%, 08/15/22	175
150	3.550%, 09/15/21	153
30	3.750%, 04/15/24	30
310	5.050%, 09/15/19	337
	Duke Energy Progress LLC,
150	4.100%, 03/15/43	146
25	4.150%, 12/01/44	24
	Electricite de France S.A., (France),
80	2.150%, 01/22/19 (e)	80
35	4.875%, 01/22/44 (e)	33
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	108
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	146
105	Entergy Corp., 4.000%, 07/15/22	107
80	FirstEnergy Solutions Corp., 6.800%, 08/15/39	75
	Florida Power & Light Co.,
80	3.125%, 12/01/25	80
100	4.050%, 10/01/44	99
35	Great Plains Energy, Inc., 4.850%, 06/01/21	38
300	Indiana Michigan Power Co., 7.000%, 03/15/19	340
	ITC Holdings Corp.,
135	3.650%, 06/15/24	133
114	6.050%, 01/31/18 (e)	123
115	Jersey Central Power & Light Co., 4.300%, 01/15/26 (e)	116
200	Kansas City Power & Light Co., 5.300%, 10/01/41	217
	Kentucky Utilities Co.,
50	3.300%, 10/01/25	50
40	4.375%, 10/01/45	41
	Louisville Gas & Electric Co.,
24	Series 25, 3.300%, 10/01/25	24
20	4.375%, 10/01/45	21
244	MidAmerican Energy Co., 3.500%, 10/15/24	249
35	Mississippi Power Co., Series 12-A, 4.250%, 03/15/42	27
	Nevada Power Co.,
34	5.450%, 05/15/41	38
50	6.500%, 08/01/18	56
253	NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	252
60	Oklahoma Gas & Electric Co., 4.550%, 03/15/44	61

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Electric Utilities — continued
	Oncor Electric Delivery Co. LLC,
115	2.150%, 06/01/19	113
12	2.950%, 04/01/25	11
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	75
195	3.400%, 08/15/24	196
94	3.500%, 06/15/25	95
80	3.850%, 11/15/23	83
70	4.300%, 03/15/45	69
50	4.750%, 02/15/44	52
250	6.050%, 03/01/34	295
245	PacifiCorp, 2.950%, 02/01/22	247
400	PECO Energy Co., 4.800%, 10/15/43	432
200	Pennsylvania Electric Co., 6.050%, 09/01/17	213
	PPL Capital Funding, Inc.,
75	4.700%, 06/01/43	75
180	Series A, VAR, 6.700%, 03/30/67	139
	PPL Electric Utilities Corp.,
104	4.125%, 06/15/44	103
42	4.750%, 07/15/43	45
	Progress Energy, Inc.,
130	3.150%, 04/01/22	127
117	4.400%, 01/15/21	124
150	Public Service Co. of Colorado, 2.500%, 03/15/23	146
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	31
83	Public Service Electric & Gas Co., 3.000%, 05/15/25	82
41	Sierra Pacific Power Co., Series T, 3.375%, 08/15/23	41
6	South Carolina Electric & Gas Co., 4.500%, 06/01/64	6
	Southern California Edison Co.,
55	Series 14-B, 1.125%, 05/01/17	54
160	Series B, 2.400%, 02/01/22	157
80	Series C, 3.600%, 02/01/45	72
40	4.500%, 09/01/40	42
66	4.650%, 10/01/43	70
100	6.650%, 04/01/29	125
294	Southwestern Electric Power Co., Series J, 3.900%, 04/01/45	257
200	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	235
180	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/25 (e)	180

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Virginia Electric & Power Co.,
150	2.750%, 03/15/23	148
150	2.950%, 01/15/22	151
21	3.450%, 02/15/24	21
75	4.000%, 01/15/43	72
	Wisconsin Electric Power Co.,
150	1.700%, 06/15/18	149
165	3.100%, 06/01/25	166
	Xcel Energy, Inc.,
95	3.300%, 06/01/25	93
95	4.700%, 05/15/20	102

		9,612

	Gas Utilities — 0.0% (g)
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	90
70	Dominion Gas Holdings LLC, 2.500%, 12/15/19	70
200	Southern California Gas Co., 3.200%, 06/15/25	200

		360

	Independent Power & Renewable Electricity Producers — 0.0% (g)
	Exelon Generation Co. LLC,
100	2.950%, 01/15/20	100
94	5.750%, 10/01/41	91
90	Oglethorpe Power Corp., 4.550%, 06/01/44	85
	PSEG Power LLC,
188	4.150%, 09/15/21	191
25	4.300%, 11/15/23	25
	Southern Power Co.,
55	5.150%, 09/15/41	51
35	5.250%, 07/15/43	33
70	Tri-State Generation & Transmission Association, Inc., 4.700%, 11/01/44	70

		646

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
200	5.250%, 08/15/19	215
18	5.875%, 03/15/41	20
	Berkshire Hathaway Energy Co.,
75	3.500%, 02/01/25	74
95	4.500%, 02/01/45	91
100	5.750%, 04/01/18	108
	Consolidated Edison Co. of New York, Inc.,
95	4.500%, 12/01/45	96
85	4.625%, 12/01/54	84
100	Series 08-B, 6.750%, 04/01/38	129

DECEMBER 31, 2015	J.P. MORGAN FUNDS	43

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Multi-Utilities — continued
135	Dominion Resources, Inc., 4.700%, 12/01/44	131
195	Dominion Resources, Inc./VA, 3.900%, 10/01/25	195
61	DTE Energy Co., Series F, 3.850%, 12/01/23	63
	NiSource Finance Corp.,
150	4.800%, 02/15/44	152
5	5.650%, 02/01/45	6
55	5.800%, 02/01/42	63
120	6.125%, 03/01/22	137
215	Puget Sound Energy, Inc., Series A, VAR, 6.974%, 06/01/67	175
	Sempra Energy,
80	2.400%, 03/15/20	79
144	4.050%, 12/01/23	148
100	9.800%, 02/15/19	121

		2,087
	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
240	3.850%, 03/01/24	252
100	6.593%, 10/15/37	130

		382

	Total Utilities	13,087

	Total Corporate Bonds (Cost $107,983)	106,725

Foreign Government Securities — 0.0% (g)
20	Republic of Peru, (Peru), 5.625%, 11/18/50	21
50	Republic of Poland, (Poland), 4.000%, 01/22/24	52
200	Republic of Turkey, (Turkey), 5.750%, 03/22/24	211
	United Mexican States, (Mexico),
86	4.000%, 10/02/23	87
143	5.550%, 01/21/45	146

	Total Foreign Government Securities (Cost $498)	517

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 20.1% (b)
3,690	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	28,373
1,071	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	20,068
917	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	6,736
11,013	JPMorgan High Yield Fund, Class R6 Shares	75,217
3,373	JPMorgan Intrepid International Fund, Class R6 Shares	64,224
990	JPMorgan Mid Cap Equity Fund, Class R6 Shares	42,277
3,318	JPMorgan Realty Income Fund, Class R6 Shares	44,497

	Total Investment Companies (Cost $279,932)	281,392

PRINCIPAL AMOUNT($)

Mortgage Pass-Through Securities — 1.3%
33	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	36
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
241	4.500%, 05/01/41	260
145	5.500%, 02/01/39	162
182	6.000%, 08/01/36 - 12/01/36	207
2	7.000%, 02/01/26	2
8	7.500%, 05/01/26 - 08/01/27	9
3	8.000%, 04/01/25 - 05/01/25	4
6	8.500%, 07/01/26	7
—(h)	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 03/01/16	—	(h)
	Federal National Mortgage Association, 15 Year, Single Family,
8	4.500%, 05/01/19	9
10	5.000%, 10/01/19	10
79	6.000%, 10/01/19 - 01/01/24	84
101	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/28	113
	Federal National Mortgage Association, 30 Year, Single Family,
188	6.000%, 12/01/32 - 04/01/35	216
210	6.500%, 02/01/26 - 10/01/38	240
120	7.000%, 03/01/26 - 11/01/38	137
24	8.000%, 11/01/22 -06/01/24	26
2	8.500%, 11/01/18	2
10	9.000%, 08/01/24	11
	Federal National Mortgage Association, Other,
141	VAR, 0.542%, 01/01/23	141
228	VAR, 0.562%, 05/01/24	228
200	1.735%, 05/01/20	197

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
400	2.010%, 06/01/20	398
190	2.350%, 05/01/23	188
358	2.395%, 01/01/22	358
340	2.400%, 12/01/22 - 07/01/23	336
238	2.410%, 01/01/23	236
400	2.450%, 11/01/22	397
135	2.490%, 10/01/17	137
250	2.520%, 05/01/23	247
190	2.530%, 03/01/23	190
700	2.590%, 11/01/21	705
1,022	2.680%, 05/01/23 - 05/01/25	1,016
191	2.703%, 04/01/23	193
600	2.810%, 04/01/25	593
235	2.840%, 06/01/22	239
94	2.900%, 06/01/22	96
1,193	3.030%, 12/01/21 - 04/01/30	1,164
145	3.050%, 10/01/20	150
600	3.100%, 09/01/25	606
97	3.110%, 10/01/21	101
395	3.180%, 09/01/30	416
600	3.320%, 05/01/24	631
200	3.370%, 11/01/20	209
700	3.380%, 01/01/18 - 12/01/23	726
295	3.450%, 11/01/23	308
200	3.480%, 12/01/20	210
570	3.500%, 05/01/43 - 06/01/43	589
293	3.540%, 11/01/21	311
145	3.590%, 10/01/20	153
500	3.690%, 11/01/23	529
137	3.700%, 12/01/20	145
935	3.743%, 06/01/18	970
387	3.760%, 08/01/23	412
184	3.804%, 05/01/22	195
400	3.860%, 11/01/23	428
486	3.940%, 12/01/25	519
313	4.000%, 07/01/42	333
400	4.040%, 10/01/20	430
483	4.295%, 06/01/21	527
281	4.330%, 04/01/21	307
231	4.369%, 02/01/20	249
283	4.640%, 01/01/21	311
172	4.770%, 06/01/19	186
	Government National Mortgage Association II, 30 Year, Single Family,
2	8.000%, 07/20/28	3
24	8.500%, 09/20/25	27

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
		Government National Mortgage Association, 30 Year, Single Family,
34		6.500%, 01/15/24 - 03/15/28	38
77		7.000%, 04/15/24 - 05/15/26	79
15		7.500%, 06/15/25 - 05/15/26	16
14		8.000%, 04/15/24 - 09/15/27	16
22		8.500%, 06/15/22 - 12/15/22	23
—	(h)	10.000%, 07/15/18	—	(h)

		Total Mortgage Pass-Through Securities (Cost $18,524)	18,747

Municipal Bonds — 0.0% (g)(t)
		New York — 0.0% (g)
35		New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	42
150		Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	178

			220

		Ohio — 0.0% (g)
210		American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	280

		Total Municipal Bonds (Cost $395)	500

Preferred Securities — 0.2% (x)
		Financials — 0.2%
		Banks — 0.1%
200		Lloyds Banking Group plc, (United Kingdom), VAR, 7.500%, 06/27/24	213
70		U.S. Bancorp, Series I, VAR, 5.125%, 01/15/21	70
		Bank of America Corp.,
125		Series K, VAR, 8.000%, 01/30/18	127

180		Series V, VAR, 5.125%, 06/17/19	172
		Citigroup, Inc.,
202		Series M, VAR, 6.300%, 05/15/24	197
100		Series P, VAR, 5.950%, 05/15/25	96
70		Series R, VAR, 6.125%, 11/15/20	72
75		PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	70

			1,017

		Capital Markets — 0.1%
245		Bank of New York Mellon Corp. (The), Series E, VAR, 4.950%, 06/20/20	240
185		State Street Corp., Series F, VAR, 5.250%, 09/15/20	185
		Morgan Stanley,
130		Series H, VAR, 5.450%, 07/15/19	127
150		Series J, VAR, 5.550%, 07/15/20	150

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Preferred Securities — continued
	Capital Markets — continued
	Goldman Sachs Group, Inc. (The),
165	Series L, VAR, 5.700%, 05/10/19	164
170	Series M, VAR, 5.375%, 05/10/20	169

		1,035

	Insurance — 0.0% (g)
240	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20	244

	Total Financials	2,296

	Industrials — 0.0% (g)
	Industrial Conglomerates — 0.0% (g)
118	General Electric Co., Series B, VAR, 4.100%, 12/15/22	118

	Total Preferred Securities (Cost $2,418)	2,414

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	64

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
74	1.750%, 10/15/18	75
44	4.625%, 09/15/60	46
65	5.250%, 09/15/39	78

	Total U.S. Government Agency Securities (Cost $182)	199

U.S. Treasury Obligations — 3.7%
	U.S. Treasury Bonds,
20	3.000%, 05/15/45	20
1,000	4.250%, 05/15/39	1,235
3,000	5.375%, 02/15/31	4,068
3,000	U.S. Treasury Coupon STRIPS, 7.165%, 08/15/16 (n)	2,988
1,250	U.S. Treasury Inflation Indexed Note, 0.250%, 01/15/25	1,198
	U.S. Treasury Notes,
6,000	0.250%, 05/15/16	5,996
7,862	0.375%, 01/31/16 (k)	7,863
5,000	0.625%, 11/30/17	4,959
4,000	1.000%, 11/30/19	3,910
1,770	1.250%, 11/15/18	1,767
4,000	1.625%, 04/30/19	4,023
4,000	1.750%, 02/28/22	3,943
4,000	2.000%, 08/31/21	4,018
2,000	3.000%, 02/28/17	2,048
600	3.125%, 10/31/16	611
3,000	3.250%, 03/31/17	3,086

	Total U.S. Treasury Obligations (Cost $51,097)	51,733

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
–(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

PRINCIPAL AMOUNT($)

Short-Term Investments — 2.3%
	U.S. Treasury Obligations — 0.0% (g)
	U.S. Treasury Bills,
50	0.101%, 01/21/16 (k) (n)	50
70	0.180%, 03/17/16 (k) (n)	70
85	0.208%, 04/28/16 (k) (n)	85

	Total U.S. Treasury Obligations	205

SHARES

	Investment Company — 2.3%
31,872	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l)	31,872

	Total Short-Term Investments (Cost $32,077)	32,077

	Total Investments — 99.7% (Cost $1,278,391)	1,398,911
	Other Assets in Excess of Liabilities — 0.3% (c)	4,863

	NET ASSETS — 100.0%	$1,403,774

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2015

PORTFOLIO COMPOSITION BY COUNTRY*
United States	83.7%
United Kingdom	2.7
Japan	2.3
Switzerland	1.7
China	1.1
Others (each less than 1.0%)	8.5

*	Percentages indicated are based upon total investments as of December 31, 2015.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
69	TOPIX Index	03/10/16	JPY	$8,884	$(156)
142	10 Year Australian Government Bond	03/15/16	AUD	13,130	41
391	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	13,946	197
8	E-mini Russell 2000	03/18/16	USD	905	(6)
31	E-mini S&P 500	03/18/16	USD	3,155	42
358	10 Year U.S. Treasury Note	03/21/16	USD	45,074	(147)
42	U.S. Treasury Long Bond	03/21/16	USD	6,458	7
11	2 Year U.S. Treasury Note	03/31/16	USD	2,390	(3)
	Short Futures Outstanding
(49)	Hang Seng Index	01/28/16	HKD	(6,926)	16
(52)	S&P/Toronto Stock Exchange 60 Index	03/17/16	CAD	(5,719)	(91)
(78)	SPI 200 Index	03/17/16	AUD	(7,470)	(507)
(49)	E-mini Russell 2000	03/18/16	USD	(5,544)	(52)
(153)	E-mini S&P 500	03/18/16	USD	(15,571)	(263)
(189)	10 Year Canadian Government Bond	03/21/16	CAD	(19,258)	(372)
(16)	10 Year U.S. Treasury Note	03/21/16	USD	(2,015)	6
(32)	U.S. Ultra Bond	03/21/16	USD	(5,078)	(19)
(6)	5 Year U.S. Treasury Note	03/31/16	USD	(710)	1

					$(1,306)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,340	AUD	Deutsche Bank AG	02/26/16	$1,672	$1,701	$29
266	CHF	Citibank, N.A.	02/26/16	267	266	(1)
517	CHF	Goldman Sachs International	02/26/16	504	517	13
4,968	DKK	HSBC Bank, N.A.	02/26/16	709	724	15
302	EUR	Citibank, N.A.	02/26/16	324	329	5
514	EUR	Goldman Sachs International	02/26/16	563	559	(4)
142	EUR	HSBC Bank, N.A.	02/26/16	155	154	(1)
203	EUR	Royal Bank of Canada	02/26/16	217	221	4
2,547	EUR	Royal Bank of Scotland	02/26/16	2,712	2,772	60
181	EUR	Standard Chartered Bank	02/26/16	192	197	5
210	GBP	Royal Bank of Canada	02/26/16	319	310	(9)
44,536	JPY	Morgan Stanley	02/26/16	364	371	7
47,855	JPY	Royal Bank of Canada	02/26/16	391	398	7
8,336	SEK	Standard Chartered Bank	02/26/16	959	989	30
1,040	SGD	HSBC Bank, N.A.	02/26/16	730	732	2
				$10,078	$10,240	$162

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
106	CHF	Morgan Stanley	02/26/16	$105	$107	$(2)
171	EUR	Citibank, N.A.	02/26/16	185	186	(1)
259	EUR	Deutsche Bank AG	02/26/16	282	282	– (h)
294	EUR	Goldman Sachs International	02/26/16	313	321	(8)
1,004	EUR	Royal Bank of Canada	02/26/16	1,065	1,093	(28)
203	EUR	State Street Corp.	02/26/16	215	220	(5)
144	GBP	Merrill Lynch International	02/26/16	216	212	4
201	GBP	Societe Generale	02/26/16	304	298	6
3,819	GBP	Standard Chartered Bank	02/26/16	5,785	5,631	154
64,456	JPY	Deutsche Bank AG	02/26/16	534	537	(3)
56,261	JPY	Royal Bank of Canada	02/26/16	464	468	(4)
1,697	NOK	Goldman Sachs International	02/26/16	195	191	4
				$9,663	$9,546	$117

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2015

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

ACES	— Alternative Credit Enhancement Securities
ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2015. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
SPI	— Australian Securities Exchange
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2015.
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2015.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded data, next put date or final maturity date.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rate in effect as of December 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is approximately $167,409,000 and 12.0% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	49

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$1,085,647
Investments in affiliates, at value	313,264

Total investment securities, at value	1,398,911
Cash	1,244
Foreign currency, at value	154
Deposits at broker for futures contracts	290
Receivables:
Investment securities sold	461
Fund shares sold	2,432
Interest and dividends from non-affiliates	2,566
Dividends from affiliates	4
Tax reclaims	266
Variation margin on futures contracts	1,131
Unrealized appreciation on forward foreign currency exchange contracts	345

Total Assets	1,407,804

LIABILITIES:
Payables:
Distributions	1,068
Investment securities purchased	1,203
Fund shares redeemed	809
Unrealized depreciation on forward foreign currency exchange contracts	66
Accrued liabilities:
Investment advisory fees	432
Administration fees	46
Distribution fees	55
Shareholder servicing fees	99
Custodian and accounting fees	142
Trustees’ and Chief Compliance Officer’s fees	2
Deferred India capital gains tax	5
Other	103

Total Liabilities	4,030

Net Assets	$1,403,774

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2015

Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,297,928
Accumulated undistributed (distributions in excess of) net investment income	(587)
Accumulated net realized gains (losses)	(13,029)
Net unrealized appreciation (depreciation)	119,462

Total Net Assets	$1,403,774

Net Assets:
Class A	$142,362
Class C	38,941
Institutional Class	1,137,916
Select Class	84,555

Total	$1,403,774

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,164
Class C	2,524
Institutional Class	73,006
Select Class	5,415

Net Asset Value (a):
Class A — Redemption price per share	$15.54
Class C — Offering price per share (b)	15.43
Institutional Class — Offering and redemption price per share	15.59
Select Class — Offering and redemption price per share	15.61
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.27

Cost of investments in non-affiliates	$966,587
Cost of investments in affiliates	311,804
Cost of foreign currency	153

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	51

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,912
Dividend income from non-affiliates	6,579
Dividend income from affiliates	5,346
Foreign taxes withheld	(100)

Total investment income	17,737

EXPENSES:
Investment advisory fees	3,922
Administration fees	584
Distribution fees:
Class A	183
Class C	147
Shareholder servicing fees:
Class A	183
Class C	49
Institutional Class	577
Select Class	107
Custodian and accounting fees	251
Interest expense to non-affiliates	3
Interest expense to affiliates	—	(a)
Professional fees	52
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	29
Registration and filing fees	46
Transfer agent fees (See Note 2.I.)	48
Sub-transfer agent fees (See Note 2.I.)	93
Other	9

Total expenses	6,289

Less fees waived	(1,948)

Net expenses	4,341

Net investment income (loss)	13,396

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	830
Investments in affiliates	(2,153)
Futures	(1,388)
Foreign currency transactions	(231)

Net realized gain (loss)	(2,942)

Distributions of capital gains received from investment company affiliates	4,256
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(39,772	)(b)
Investments in affiliates	(18,433)
Futures	(440)
Foreign currency translations	254

Change in net unrealized appreciation/depreciation	(58,391)

Net realized/unrealized gains (losses)	(57,077)

Change in net assets resulting from operations	$(43,681)

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains tax of approximately $(3,000).

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,396	$22,554
Net realized gain (loss)	(2,942)	48,917
Distributions of capital gains received from investment company affiliates	4,256	3,975
Change in net unrealized appreciation/depreciation	(58,391)	(27,239)

Change in net assets resulting from operations	(43,681)	48,207

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,098)	(2,268)
From net realized gains	(3,704)	(7,379)
Class B (a)
From net investment income	—	(14)
From net realized gains	—	(86)
Class C
From net investment income	(205)	(380)
From net realized gains	(1,012)	(1,663)
Institutional Class
From net investment income	(11,610)	(20,379)
From net realized gains	(29,897)	(48,667)
Select Class
From net investment income	(749)	(1,456)
From net realized gains	(2,243)	(4,084)

Total distributions to shareholders	(50,518)	(86,376)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	107,546	214,774

NET ASSETS:
Change in net assets	13,347	176,605
Beginning of period	1,390,427	1,213,822

End of period	$1,403,774	$1,390,427

Accumulated undistributed (distributions in excess of) net investment income	$(587)	$(321)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	53

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,506	$19,706
Distributions reinvested	4,497	9,118
Cost of shares redeemed	(11,504)	(28,986)
Conversion from Class B Shares	—	1,499

Change in net assets resulting from Class A capital transactions	$1,499	$1,337

Class B (a)
Proceeds from shares issued	$—	$52
Distributions reinvested	—	100
Cost of shares redeemed	—	(786)
Conversion to Class A Shares	—	(1,499)

Change in net assets resulting from Class B capital transactions	$—	$(2,133)

Class C
Proceeds from shares issued	$5,718	$13,168
Distributions reinvested	1,111	1,814
Cost of shares redeemed	(3,477)	(5,621)

Change in net assets resulting from Class C capital transactions	$3,352	$9,361

Institutional Class
Proceeds from shares issued	$115,650	$310,536
Distributions reinvested	37,601	64,436
Cost of shares redeemed	(54,894)	(146,143)

Change in net assets resulting from Institutional Class capital transactions	$98,357	$228,829

Select Class
Proceeds from shares issued	$11,323	$16,902
Distributions reinvested	1,510	3,059
Cost of shares redeemed	(8,495)	(42,581)

Change in net assets resulting from Select Class capital transactions	$4,338	$(22,620)

Total change in net assets resulting from capital transactions	$107,546	$214,774

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2015

	Diversified Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	528	1,166
Reinvested	291	559
Redeemed	(708)	(1,708)
Conversion from Class B Shares	—	89

Change in Class A Shares	111	106

Class B (a)
Issued	—	3
Reinvested	—	6
Redeemed	—	(47)
Conversion to Class A Shares	—	(88)

Change in Class B Shares	—	(126)

Class C
Issued	356	783
Reinvested	72	112
Redeemed	(217)	(335)

Change in Class C Shares	211	560

Institutional Class
Issued	7,100	18,377
Reinvested	2,419	3,929
Redeemed	(3,382)	(8,573)

Change in Institutional Class Shares	6,137	13,733

Select Class
Issued	698	1,001
Reinvested	97	187
Redeemed	(519)	(2,475)

Change in Select Class Shares	276	(1,287)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	55

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$16.63	$0.12	(h)	$(0.67)	$(0.55)	$(0.12)	$(0.42)	$(0.54)
Year Ended June 30, 2015	17.20	0.23	(h)	0.32	0.55	(0.26)	(0.86)	(1.12)
Year Ended June 30, 2014	15.60	0.26	(h)	2.34	2.60	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2013	14.26	0.28	(h)	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(h)	(0.18)	0.12	(0.32)	— (i)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(h)	2.38	2.65	(0.27)	—	(0.27)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.52	0.08	(h)	(0.67)	(0.59)	(0.08)	(0.42)	(0.50)
Year Ended June 30, 2015	17.11	0.15	(h)	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	(h)	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	(h)	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(h)	(0.18)	0.05	(0.26)	— (i)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(h)	2.37	2.58	(0.21)	—	(0.21)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	16.69	0.16	(h)	(0.68)	(0.52)	(0.16)	(0.42)	(0.58)
Year Ended June 30, 2015	17.25	0.32	(h)	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	(h)	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	(h)	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(h)	(0.18)	0.19	(0.39)	— (i)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(h)	2.38	2.72	(0.33)	—	(0.33)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.71	0.14	(h)	(0.68)	(0.54)	(0.14)	(0.42)	(0.56)
Year Ended June 30, 2015	17.28	0.27	(h)	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	(h)	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	(h)	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(h)	(0.17)	0.16	(0.36)	— (i)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(h)	2.38	2.69	(0.30)	—	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss)(b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$15.54	(3.25)%	$142,362	1.01%	1.47%	1.29%	25%
16.63	3.40	150,561	1.00	1.37	1.25	49
17.20	17.10	153,904	1.04	1.59	1.24	58
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76

15.43	(3.52)	38,941	1.52	0.97	1.75	25
16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76

15.59	(3.06)	1,137,916	0.52	1.98	0.80	25
16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76

15.61	(3.18)	84,555	0.76	1.74	0.99	25
16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by affiliated and unaffiliated approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

58	J.P. MORGAN FUNDS	DECEMBER 31, 2015

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at December 31, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$90,053	$24,338	$15		$114,406
Consumer Staples	30,984	16,515	—		47,499
Energy	31,660	8,110	—		39,770
Financials	117,277	44,011	479		161,767
Health Care	86,955	17,672	—	(a)	104,627
Industrials	56,212	16,548	—		72,760
Information Technology	128,994	17,093	—		146,087
Materials	17,134	9,033	—		26,167
Telecommunication Services	6,410	5,856	—		12,266
Utilities	13,468	3,547	—		17,015

Total Common Stocks	579,147	162,723	494		742,364

Preferred Stock
Consumer Staples	—	1,541	—		1,541
Debt Securities
Asset-Backed Securities	—	15,871	38,576		54,447
Collateralized Mortgage Obligations
Agency CMO	—	77,616	—		77,616
Non-Agency CMO	—	16,981	—		16,981

Total Collateralized Mortgage Obligations	—	94,597	—		94,597

Commercial Mortgage-Backed Securities	—	11,033	561		11,594
Corporate Bonds
Consumer Discretionary	—	7,877	—		7,877
Consumer Staples	—	6,942	—		6,942
Energy	—	9,455	—		9,455
Financials	—	39,893	—		39,893
Health Care	—	8,801	—		8,801
Industrials	—	8,132	—		8,132
Information Technology	—	4,824	—		4,824
Materials	—	2,936	—		2,936
Telecommunication Services	—	4,778	—		4,778
Utilities	—	13,087	—		13,087

Total Corporate Bonds	—	106,725	—		106,725

DECEMBER 31, 2015	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	$—	$517	$—		$517
Mortgage Pass-Through Securities	—	18,747	—		18,747
Municipal Bonds	—	500	—		500
Preferred Securities
Financials	—	2,296	—		2,296
Industrials	—	118	—		118

Total Preferred Securities	—	2,414	—		2,414

Supranational	—	64	—		64
U.S. Government Agency Securities	—	199	—		199
U.S. Treasury Obligations	—	51,733	—		51,733
Investment Companies	281,392	—	—		281,392
Warrant
Financials	—	—	—	(a)	— (a)
Short-Term Investments
U.S. Treasury Obligations	—	205	—		205
Investment Company	31,872	—	—		31,872

Total Short-Term Investments	31,872	205	—		32,077

Total Investments in Securities	$892,411	$466,869	$39,631		$1,398,911

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$345	$—		$345
Futures Contracts	310	—	—		310

Total Appreciation in Other Financial Instruments	$310	$345	$—		$655

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(66)	$—		$(66)
Futures Contracts	(1,616)	—	—		(1,616)

Total Depreciation in Other Financial Instruments	$(1,616)	$(66)	$—		$(1,682)

(a)	Value is zero.

There were no significant transfers between levels 1 and 2 during the six months ended December 31, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPMorgan Diversified Fund	Balance as of June 30, 2015		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015
Investments in Securities :
Asset-Backed Securities	$40,519		$—	(a)	$(257)	$82	$5,520	$(3,972)	$—	$(3,316)	$38,576
Collateralized Mortgage Obligations — Non-Agency CMO	54		—		—	—	—	—	—	(54)	—
Commercial Mortgage-Backed Securities	611		—		1	(23)	—	(28)	—	—	561
Common Stocks — Consumer Discretionary	304		—		(91)	—	—	—	106	(304)	15
Common Stocks — Financials	—		—		33	—	446	—	—	—	479
Common Stocks — Health Care	—	(b)	—		—	—	—	—	—	—	—	(b)
Warrant — Financials	—	(b)	—		—	—	—	—	—	—	—	(b)

	$41,488		$—	(a)	$(314)	$59	$5,966	$(4,000)	$106	$(3,674)	$39,631

60	J.P. MORGAN FUNDS	DECEMBER 31, 2015

(1)	Purchases include all purchases of securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

Transfers from level 2 to level 3 or from level 3 to level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2015, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(306,000).

Diversified Fund

Quantitative Information about Level 3 Fair Value Measurements #

(amounts in thousands)

	Fair Value at December 31, 2015		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Mergers and Acquisitions	Discount for potential outcome	100% (N/A)

Common Stock	—	(a)

	38,576		Discounted Cash Flow	Constant Prepayment Rate	0% - 10.00% (3.62%)
				Constant Default Rate	2.00% - 36.00% (6.06%)
				Yield (Discount Rate of Cash Flows)	1.70% - 10.16% (4.66%)

Asset-Backed Securities	38,576

	503		Discounted Cash Flow	Constant Prepayment Rate	0.00 - 90.00% (2.10%)
				Yield (Discount Rate of Cash Flows)	2.97% - 4.98% (4.66%)

Commercial Mortgage-Backed Securities	503

Total	$39,079

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2015, the value of these investments was approximately $552,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of December 31, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at

DECEMBER 31, 2015	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$33,838
Average Notional Balance Short	29,698
Ending Notional Balance Long	26,890
Ending Notional Balance Short	41,230
Interest Rate
Average Notional Balance Long	60,134
Average Notional Balance Short	55,999
Ending Notional Balance Long	67,052
Ending Notional Balance Short	27,061

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of December 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2015 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$11,155
Average Settlement Value Sold	9,893
Ending Settlement Value Purchased	10,078
Ending Settlement Value Sold	9,663

62	J.P. MORGAN FUNDS	DECEMBER 31, 2015

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$55	$—	$55
Foreign exchange contracts	Receivables	—	345	345
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	255	—	255

Total		$310	$345	$655

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(541)	$—	$(541)
Foreign exchange contracts	Payables	—	(66)	(66)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,075)	—	(1,075)

Total		$(1,616)	$(66)	$(1,682)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2015, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(601)	$—	$(601)
Foreign exchange contracts	—	(139)	(139)
Equity contracts	(787)	—	(787)

Total	$(1,388)	$(139)	$(1,527)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$253	$—	$253
Foreign exchange contracts	—	254	254
Equity contracts	(693)	—	(693)

Total	$(440)	$254	$(186)

The Fund’s derivatives contracts held at December 31, 2015 are not accounted for as hedging instruments under GAAP.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

F. Investment Transactions with Affiliates — The Fund invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands).

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$27,111	$2,317	$—	$—	$816	3,690	$28,373
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	11,290	11,724	—	—	224	1,071	20,068
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,420	1,500	5,800	(1,766)	—	917	6,736
JPMorgan High Yield Fund, Class R6 Shares	55,116	27,206	—	44	2,162	11,013	75,217
JPMorgan Intrepid International Fund, Class R6 Shares	—	73,845	4,000	(386)	1,452	3,373	64,224
JPMorgan Intrepid International Fund, Institutional Class Shares	68,645	—	69,393	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	42,518	4,088	—	1,986	101	990	42,277
JPMorgan Prime Money Market Fund, Institutional Class Shares	38,077	254,683	260,888	—	14	31,872	31,872
JPMorgan Realty Income Fund, Class R6 Shares	—	38,114	—	2,225	434	3,318	44,497
JPMorgan Realty Income Fund, Institutional Class Shares	38,589	2,143	35,455	—	143	—	—

	$293,766			$2,103	$5,346		$313,264

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

64	J.P. MORGAN FUNDS	DECEMBER 31, 2015

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer Agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Institutional Class	Select Class	Total
Transfer agent fees	$37	$2	$5	$4	$48
Sub-transfer agent fees	38	9	30	16	93

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2015	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$10	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Institutional Class	Select Class
0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Institutional Class	Select Class
1.14%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the six months ended December 31, 2015 and is in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration		Shareholder Servicing	Total
$656	$—	(a)	$338	$994

(a)	Amount rounds to less than $1,000.

In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2015. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

66	J.P. MORGAN FUNDS	DECEMBER 31, 2015

Voluntary Waivers
Investment Advisory	Administration	Total
$599	$322	$921

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver and/or reimbursement was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015, was approximately $33,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2015, the Fund incurred less than $1,000 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$401,487	$292,181	$11,710	$47,854

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,278,391	$171,445	$50,925	$120,520

At June 30, 2015, the Fund did not have any net capital loss carryforward.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

DECEMBER 31, 2015	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2015, the Adviser or an affiliate had discretion on behalf of certain of their clients with respect to the purchase or sale of shares representing 10.3% of the Fund’s net assets. Investment activities on behalf of these shareholders could impact the Fund.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

68	J.P. MORGAN FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$967.50	$5.00	1.01%
Hypothetical	1,000.00	1,020.06	5.13	1.01
Class C
Actual	1,000.00	964.80	7.51	1.52
Hypothetical	1,000.00	1,017.50	7.71	1.52
Institutional Class
Actual	1,000.00	969.40	2.57	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
Select Class
Actual	1,000.00	968.20	3.76	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

70	J.P. MORGAN FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in underlying J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee

DECEMBER 31, 2015	J.P. MORGAN FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third quintile for Class A shares for each of the one-, three-, and five- year periods ended December 31, 2014, and in the third, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

72	J.P. MORGAN FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-DIV-1215

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2015 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48%

of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. Over the reporting period, growth stocks generally outperformed value stocks and small cap stocks generally underperformed both mid cap and large cap stocks. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and the Russell 1000 Index returned -0.78%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-4.61%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$8,163,167

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Benchmark for the six months ended December 31, 2015. The Fund’s security selection in the industrial cyclical and media sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the energy and utilities sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., 21st Century Fox Inc. and Mosaic Co. Shares of media and entertainment companies Time Warner and 21st Century Fox fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Mosaic, a fertilizer company, fell on a decline in slower sales and earnings.

Leading individual contributors to relative performance included the Fund’s overweight position in Valero Energy Corp. and its underweight positions in Walt Disney Co. and Kinder Morgan Inc. Shares of Valero Energy, a refinery operator specializing in gasoline and diesel fuel, rose on the company’s plans to expand its refining and transport systems to reduce operating costs. Shares of Walt Disney, an entertainment and media company, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.4%
2.	Alphabet, Inc., Class A	2.9
3.	Microsoft Corp.	2.5
4.	Bank of America Corp.	2.4
5.	Gilead Sciences, Inc.	2.0
6.	Lowe’s Cos., Inc.	2.0
7.	PepsiCo, Inc.	1.9
8.	Avago Technologies Ltd., (Singapore)	1.8
9.	Lam Research Corp.	1.8
10.	Accenture plc, (Ireland), Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.0%
Financials	17.3
Consumer Discretionary	15.7
Health Care	15.6
Industrials	9.2
Consumer Staples	6.6
Energy	6.2
Utilities	2.9
Materials	2.4
Telecommunication Services	1.7
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(4.83)%	(2.68)%	11.99%	7.27%
With Sales Charge**		(9.83)	(7.78)	10.79	6.69
CLASS R6 SHARES	March 24, 2003	(4.60)	(2.16)	12.56	7.81
INSTITUTIONAL CLASS SHARES	January 3, 1997	(4.61)	(2.25)	12.46	7.70
SELECT CLASS SHARES	September 10, 2001	(4.68)	(2.38)	12.28	7.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.54%
Russell 1000 Growth Index	1.64%

Net Assets as of 12/31/2015 (In Thousands)	$373,247

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and technology sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection and underweight position in the consumer staples sector and its security selection and overweight position in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc. and Facebook Inc. and its underweight position in Apple Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Facebook, an online social media business, rose on growth in advertising sales. Shares of Apple, a maker of computers and mobile devices, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Lululemon Athletica Inc., Gilead Sciences Inc. and Kansas City Southern Co. Shares of Lululemon, an athletic apparel maker, fell after the company reduced its earnings forecast and said its profit margins would not likely recover until 2017. Shares of Gilead Sciences, a pharmaceutical company, fell on investor expectations that revenue growth would slow in 2016. Shares of Kansas City Southern, a freight railroad, declined amid slowing freight traffic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class A	6.6%
2.	Amazon.com, Inc.	6.4
3.	Facebook, Inc., Class A	5.9
4.	MasterCard, Inc., Class A	5.8
5.	Regeneron Pharmaceuticals, Inc.	4.6
6.	Home Depot, Inc. (The)	4.6
7.	Charles Schwab Corp. (The)	4.4
8.	salesforce.com, Inc.	4.0
9.	Gilead Sciences, Inc.	3.8
10.	Starbucks Corp.	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.4%
Consumer Discretionary	23.3
Health Care	21.1
Financials	4.4
Industrials	3.4
Materials	2.9
Consumer Staples	2.4
Energy	1.7
Short-Term Investment	5.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
Without Sales Charge		3.41%	8.82%	12.42%	7.35%
With Sales Charge**		(2.00)	3.13	11.22	6.64
CLASS C SHARES	November 30, 2007
Without CDSC		3.14	8.24	11.85	6.82
With CDSC***		2.14	7.24	11.85	6.82
CLASS R5 SHARES	November 30, 2007	3.64	9.31	12.91	7.84
SELECT CLASS SHARES	November 30, 2007	3.54	9.12	12.70	7.62

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.97%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$83,636

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the technology and consumer discretionary sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables sector and its underweight position in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc., Alphabet Inc. and Facebook Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Alphabet, the parent company of Google and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Facebook, an online social media business, rose on growth in advertising sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Kohl’s Corp. and WestRock Co. Shares of Gilead Sciences, a pharmaceutical company, fell on investor concerns about industry-wide pricing practices. Shares of Kohl’s, a department store chain, fell after the company reported lower-than-expected earnings and revenue. Shares of WestRock, a packaging manufacturer, declined on lower-than-expected revenue and investor concerns about pricing trends in the packaging industry.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.2%
2.	Facebook, Inc., Class A	6.0
3.	Amazon.com, Inc.	5.2
4.	Regeneron Pharmaceuticals, Inc.	4.4
5.	Gilead Sciences, Inc.	4.4
6.	MasterCard, Inc., Class A	4.4
7.	Loews Corp.	3.7
8.	Wells Fargo & Co.	3.6
9.	Priceline Group, Inc. (The)	3.5
10.	Celgene Corp.	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Financials	20.9
Consumer Discretionary	19.3
Health Care	16.5
Industrials	5.9
Energy	5.0
Materials	3.2
Utilities	2.4
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
Without Sales Charge		1.84%	4.11%	16.11%	13.23%
With Sales Charge**		(3.49)	(1.34)	14.04	11.86
CLASS C SHARES	July 29, 2011
Without CDSC		1.57	3.62	15.54	12.66
With CDSC***		0.57	2.62	15.54	12.66
SELECT CLASS SHARES	July 29, 2011	1.97	4.40	16.41	13.51

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.07%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$10,426,079

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and an underweight position in the energy sector and its security selection in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Altria Group Inc., Home Depot Inc. and Airgas Inc. Shares of Altria Group, a tobacco company, rose on strong quarterly sales growth and investor expectations that it would benefit from Anheuser-Busch InBev SA’s proposed takeover of SABMiller PLC, in which Altria held a 27% stake as of October. Shares of Home Depot, a home improvement retail chain, rose on strong sales growth amid continued strength in the U.S. housing sector. Shares of Airgas, a supplier of specialty gases to the industrial and medical sectors, rose on news of a $13.4 billion takeover bid by Air Liquide SA.

Leading individual detractors from relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Time Warner Inc. and Apple Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, rose on expectations of profit growth after the company shed large parts of its finance business. Shares of Time Warner, a media and entertainment company, fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Apple, a maker of computers and mobile devices, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Exxon Mobil Corp.	2.6
3.	Johnson & Johnson	2.4
4.	PNC Financial Services Group, Inc. (The)	2.2
5.	BlackRock, Inc.	2.1
6.	Altria Group, Inc.	2.1
7.	Pfizer, Inc.	2.0
8.	Travelers Cos., Inc. (The)	2.0
9.	Apple, Inc.	2.0
10.	CME Group, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.4%
Health Care	11.7
Consumer Discretionary	10.2
Consumer Staples	9.4
Industrials	9.2
Information Technology	9.0
Energy	8.6
Utilities	4.7
Materials	3.8
Telecommunication Services	1.5
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		(1.21)%	(2.51)%	12.01%	7.68%
With Sales Charge**		(6.38)	(7.64)	10.81	7.10
CLASS C SHARES	November 4, 1997
Without CDSC		(1.41)	(2.99)	11.45	7.14
With CDSC***		(2.41)	(3.99)	11.45	7.14
CLASS R2 SHARES	February 28, 2011	(1.32)	(2.78)	11.74	7.50
CLASS R5 SHARES	February 28, 2011	(0.90)	(2.05)	12.51	8.09
CLASS R6 SHARES	January 31, 2012	(0.93)	(1.96)	12.55	8.11
SELECT CLASS SHARES	July 2, 1987	(1.07)	(2.31)	12.29	7.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.69%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$503,755

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and underweight position in the energy sector and its security selection in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the utilities sector and its security selection in the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molson Coors Brewing Co., Alphabet Inc. and Home Depot Inc. Shares of Molson Coors, a brewing company, rose on investor expectations that it would acquire control of a valuable joint venture MillerCoors following the proposed acquisition of SABMiller by Anheuser Busch InBev. Shares of Alphabet, the parent company of Google Inc. and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Home Depot, a home improvement retail chain, rose on strong sales growth amid continued strength in the U.S. housing sector. Alphabet and Home Depot were not constituents of the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apple Inc. and Affiliated Managers Group Inc. and its underweight position in Intel Corp. Shares of Apple, a maker of computers and mobile devices that was not held in the Benchmark, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings. Shares of Affiliated Managers, a financial asset manager not held in the Benchmark, weakened after the company lowered its earnings forecast amid declines in the market for high yield bonds (also known as “junk bonds”). Shares of Intel, a semiconductor manufacturer not held by the Fund, rose on solid quarterly earnings and investors’ desire for defensive large cap stocks amid market volatility.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.0%
2.	Wells Fargo & Co.	2.6
3.	Bank of America Corp.	2.5
4.	Apple, Inc.	2.1
5.	Verizon Communications, Inc.	2.0
6.	Exxon Mobil Corp.	2.0
7.	Berkshire Hathaway, Inc., Class B	1.9
8.	General Electric Co.	1.9
9.	Johnson & Johnson	1.8
10.	Occidental Petroleum Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.7%
Health Care	11.9
Information Technology	10.5
Energy	8.9
Industrials	8.2
Consumer Staples	7.8
Consumer Discretionary	7.4
Utilities	3.6
Telecommunication Services	2.0
Materials	0.9
Short-Term Investment	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
Without Sales Charge		(1.69)%	(2.54)%	12.31%	6.47%
With Sales Charge**		(6.85)	(7.64)	11.10	5.90
CLASS C SHARES	January 2, 1998
Without CDSC		(1.93)	(3.04)	11.74	5.94
With CDSC***		(2.93)	(4.04)	11.74	5.94
CLASS R2 SHARES	November 2, 2015	(1.73)	(2.57)	12.30	6.47
CLASS R5 SHARES	November 2, 2015	(1.53)	(2.29)	12.61	6.78
CLASS R6 SHARES	November 2, 2015	(1.51)	(2.26)	12.61	6.79
SELECT CLASS SHARES	January 25, 1996	(1.56)	(2.32)	12.60	6.78

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.05%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$255,632

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s options hedge allowed the Fund to perform as designed, delivering returns with roughly half of the Benchmark’s volatility during the reporting period. The Fund provided a downside buffer in the third quarter of 2015, while also capturing 56% of the fourth quarter market rebound, with less volatility.

The Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., 21st Century Fox Inc. and Valeant Pharmaceuticals International Inc. Shares of media and entertainment companies Time Warner and 21st Century Fox fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell amid questions about its accounting practices.

Leading individual contributors to relative performance included the Fund’s underweight positions in Walt Disney Co. and Kinder Morgan Inc. and its overweight position in Microsoft Corp. Shares of Walt Disney, an entertainment and media company not held in the Fund, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices. Shares of Microsoft, a provider of software and services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies,

while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.3%
2.	Microsoft Corp.	3.0
3.	Wells Fargo & Co.	2.1
4.	Facebook, Inc., Class A	1.9
5.	Citigroup, Inc.	1.6
6.	Amazon.com, Inc.	1.6
7.	Bank of America Corp.	1.5
8.	Exxon Mobil Corp.	1.5
9.	Alphabet, Inc., Class A	1.4
10.	Alphabet, Inc., Class C	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.6%
Financials	16.2
Health Care	15.6
Consumer Discretionary	13.4
Industrials	9.8
Consumer Staples	8.5
Energy	6.3
Utilities	3.1
Materials	2.5
Put Option	1.9
Telecommunication Services	1.5
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
Without Sales Charge		(2.19)%	(1.68)%	4.47%
With Sales Charge**		(7.31)	(6.83)	1.76
CLASS C SHARES	December 13, 2013
Without CDSC		(2.43)	(2.19)	3.94
With CDSC***		(3.43)	(3.19)	3.94
CLASS R5 SHARES	December 13, 2013	(1.98)	(1.27)	4.93
CLASS R6 SHARES	December 13, 2013	(1.94)	(1.21)	4.98
SELECT CLASS SHARES	December 13, 2013	(2.05)	(1.43)	4.72

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.85%
Russell 1000 Growth Index	1.64%

Net Assets as of 12/31/2015 (In Thousands)	$15,470,564

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and overweight positions in the health care and consumer staples sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and technology sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Ltd. and Biomarin Pharmaceutical Inc. and its underweight position in Microsoft Corp. Shares of Valeant Pharmaceuticals, a drug maker, fell amid questions about its accounting practices. Shares of Biomarin Pharmaceuticals, a drug maker, declined after the Food and Drug Administration issued a negative review of the company’s drug candidate for a muscle wasting disorder. Shares of Microsoft, a provider of software and technology services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc., Facebook Inc. and Home Depot Inc. Shares of Amazon.com, an online retailer not held in the Benchmark, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Facebook, an online social media business, rose on growth in advertising sales. Shares of Home Depot, a home improvement retail chain, rose on strong sales growth amid continued strength in the U.S. housing sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Facebook, Inc., Class A	5.6%
2.	Alphabet, Inc., Class C	5.5
3.	Home Depot, Inc. (The)	4.8
4.	Amazon.com, Inc.	4.7
5.	Regeneron Pharmaceuticals, Inc.	4.4
6.	MasterCard, Inc., Class A	3.8
7.	Visa, Inc., Class A	3.8
8.	Celgene Corp.	3.4
9.	Apple, Inc.	3.3
10.	Netflix, Inc.	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.5%
Consumer Discretionary	23.2
Health Care	19.9
Consumer Staples	6.9
Industrials	6.3
Materials	4.7
Financials	2.5
Energy	0.5
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
Without Sales Charge		0.77%	7.45%	12.60%	8.91%
With Sales Charge**		(4.52)	1.82	11.40	8.32
CLASS C SHARES	November 4, 1997
Without CDSC		0.51	6.92	12.04	8.34
With CDSC***		(0.49)	5.92	12.04	8.34
CLASS R2 SHARES	November 3, 2008	0.64	7.18	12.33	8.64
CLASS R5 SHARES	April 14, 2009	0.97	7.84	13.03	9.28
CLASS R6 SHARES	November 30, 2010	1.00	7.94	13.10	9.32
SELECT CLASS SHARES	February 28, 1992	0.85	7.61	12.80	9.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.04%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$722,807

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and underweight positions in the energy sector and its security selection in the utilities sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Southwest Airlines Co. and Ace Ltd. Shares of Caribbean Cruises, an owner/operator of cruise ships, rose on better-than-expected earnings and revenue. Shares of Southwest Airlines rose amid improved utilization and consumer demand. Shares of Ace Ltd., an insurance company, rose ahead of its acquisition of Chubb Ltd.

Leading individual detractors from relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in PVH Corp. and Cabot Oil & Gas Corp. Shares of General Electric, an industrial conglomerate, rose after the company shed its financing business. Shares of PVH, an owner of brand-name apparel, fell after the company lowered its sales forecast. Shares of Cabot Oil & Gas, a producer of oil and gas, declined amid continued weakness in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	General Motors Co.	3.4
3.	ACE Ltd., (Switzerland)	3.1
4.	Citigroup, Inc.	3.1
5.	Exxon Mobil Corp.	2.7
6.	Best Buy Co., Inc.	2.5
7.	Pfizer, Inc.	2.5
8.	MetLife, Inc.	2.5
9.	Aetna, Inc.	2.4
10.	PACCAR, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.7%
Consumer Discretionary	19.6
Health Care	13.6
Industrials	9.0
Information Technology	8.8
Energy	7.3
Utilities	5.6
Materials	3.3
Telecommunication Services	2.3
Consumer Staples	1.0
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 18, 1992
Without Sales Charge		(3.14)%	(2.05)%	10.92%	6.03%
With Sales Charge**		(8.21)	(7.21)	9.74	5.46
CLASS C SHARES	March 22, 1999
Without CDSC		(3.39)	(2.58)	10.37	5.48
With CDSC***		(4.39)	(3.58)	10.37	5.48
CLASS R2 SHARES	November 3, 2008	(3.29)	(2.35)	10.63	5.74
CLASS R5 SHARES	May 15, 2006	(2.93)	(1.72)	11.33	6.44
CLASS R6 SHARES	November 30, 2010	(2.90)	(1.65)	11.37	6.46
SELECT CLASS SHARES	March 1, 1991	(3.04)	(1.91)	11.08	6.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-1.33%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$13,224,927

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the pharmaceutical/medical technology and the basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the semiconductor & hardware sector was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., Valeant Pharmaceuticals International Inc. and 21st Century Fox Inc. Shares of media and entertainment companies Time Warner and 21st Century Fox fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Valeant Pharmaceuticals, a drug maker, fell amid questions about its accounting practices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd. and Ace Ltd. and its underweight position in Kinder Morgen Inc. Shares of Avago, a maker of analog semiconductors, rose on continued demand for its products for mobile devices. Shares of Ace Ltd., an insurance company, rose ahead of its acquisition of Chubb Ltd. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark at December 31, 2105, were in the big banks and brokerages sector, the insurance sector and the media sector. The Fund’s largest underweight positions were in the consumer staples and retail sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.3%
2.	Microsoft Corp.	3.3
3.	Wells Fargo & Co.	2.9
4.	Lowe’s Cos., Inc.	2.2
5.	Alphabet, Inc., Class C	2.2
6.	Avago Technologies Ltd., (Singapore)	2.0
7.	ACE Ltd., (Switzerland)	1.9
8.	Amazon.com, Inc.	1.8
9.	Honeywell International, Inc.	1.6
10.	Facebook, Inc., Class A	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.0%
Financials	17.0
Health Care	15.8
Consumer Discretionary	15.4
Industrials	9.8
Energy	6.3
Consumer Staples	6.1
Materials	2.3
Utilities	2.0
Telecommunication Services	0.9
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		(1.50)%	0.45%	12.14%	8.44%
With Sales Charge**		(6.69)	(4.79)	10.94	7.86
CLASS C SHARES	September 10, 2001
Without CDSC		(1.70)	(0.01)	11.60	7.89
With CDSC***		(2.70)	(1.01)	11.60	7.89
CLASS R2 SHARES	November 3, 2008	(1.63)	0.22	11.88	8.25
CLASS R5 SHARES	May 15, 2006	(1.30)	0.84	12.58	8.89
CLASS R6 SHARES	November 30, 2010	(1.27)	0.90	12.66	8.93
INSTITUTIONAL CLASS SHARES	September 17, 1993	(1.33)	0.79	12.52	8.84
SELECT CLASS SHARES	September 10, 2001	(1.44)	0.64	12.37	8.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 15.8%
	Auto Components — 0.3%
628	Magna International, Inc., (Canada)	25,476

	Automobiles — 2.0%
4,012	Ford Motor Co.	56,526
3,135	General Motors Co.	106,608

		163,134

	Hotels, Restaurants & Leisure — 0.4%
1,341	Hilton Worldwide Holdings, Inc.	28,689

	Household Durables — 0.8%
1,894	D.R. Horton, Inc.	60,649
461	PulteGroup, Inc.	8,209

		68,858

	Internet & Catalog Retail — 1.6%
192	Amazon.com, Inc. (a)	129,636

	Media — 5.4%
1,431	CBS Corp. (Non-Voting), Class B	67,443
44	Charter Communications, Inc., Class A (a)	7,983
1,544	Comcast Corp., Class A	87,111
1,676	DISH Network Corp., Class A (a)	95,851
45	Time Warner Cable, Inc.	8,352
1,119	Time Warner, Inc.	72,346
3,698	Twenty-First Century Fox, Inc., Class A	100,435

		439,521

	Multiline Retail — 0.5%
408	Dollar General Corp.	29,323
208	Target Corp.	15,110

		44,433

	Specialty Retail — 3.8%
1,455	AutoNation, Inc. (a)	86,799
714	Best Buy Co., Inc.	21,732
86	Home Depot, Inc. (The)	11,374
2,138	Lowe’s Cos., Inc.	162,596
162	Ross Stores, Inc.	8,707
53	Tiffany & Co.	4,013
177	TJX Cos., Inc. (The)	12,572

		307,793

	Textiles, Apparel & Luxury Goods — 1.0%
494	PVH Corp.	36,405
36	Ralph Lauren Corp.	4,058
604	V.F. Corp.	37,586

		78,049

	Total Consumer Discretionary	1,285,589

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.6%
	Beverages — 3.1%
284	Coca-Cola Co. (The)	12,179
144	Constellation Brands, Inc., Class A	20,455
720	Molson Coors Brewing Co., Class B	67,613
1,521	PepsiCo, Inc.	151,968

		252,215

	Food & Staples Retailing — 0.1%
53	Costco Wholesale Corp.	8,495

	Food Products — 0.3%
528	Mondelez International, Inc., Class A	23,662

	Household Products — 1.6%
257	Colgate-Palmolive Co.	17,101
346	Kimberly-Clark Corp.	43,982
868	Procter & Gamble Co. (The)	68,960

		130,043

	Tobacco — 1.5%
1,424	Philip Morris International, Inc.	125,210

	Total Consumer Staples	539,625

	Energy — 6.3%
	Energy Equipment & Services — 0.8%
446	Baker Hughes, Inc.	20,569
332	Halliburton Co.	11,308
661	National Oilwell Varco, Inc.	22,150
601	Noble Corp. plc, (United Kingdom)	6,343

		60,370

	Oil, Gas & Consumable Fuels — 5.5%
199	Cabot Oil & Gas Corp.	3,520
1,185	Chevron Corp.	106,576
296	Diamondback Energy, Inc.	19,776
53	EOG Resources, Inc.	3,752
157	EQT Corp.	8,163
1,407	Exxon Mobil Corp.	109,691
353	Marathon Petroleum Corp.	18,310
989	Occidental Petroleum Corp.	66,859
301	Pioneer Natural Resources Co.	37,777
1,079	Valero Energy Corp.	76,268

		450,692

	Total Energy	511,062

	Financials — 17.4%
	Banks — 4.8%
11,530	Bank of America Corp.	194,052
1,864	Citigroup, Inc.	96,441

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
321	Prosperity Bancshares, Inc.	15,382
1,609	Wells Fargo & Co.	87,460

		393,335

	Capital Markets — 4.4%
35	Ameriprise Financial, Inc.	3,767
585	Bank of New York Mellon Corp. (The)	24,097
65	BlackRock, Inc.	22,134
280	Charles Schwab Corp. (The)	9,234
594	Goldman Sachs Group, Inc. (The)	107,002
1,809	Invesco Ltd.	60,565
143	Legg Mason, Inc.	5,618
3,461	Morgan Stanley	110,085
179	State Street Corp.	11,872

		354,374

	Consumer Finance — 1.0%
341	Capital One Financial Corp.	24,578
146	Discover Financial Services	7,839
1,724	Synchrony Financial (a)	52,433

		84,850

	Diversified Financial Services — 1.6%
882	Berkshire Hathaway, Inc., Class B (a)	116,512
66	Intercontinental Exchange, Inc.	16,913

		133,425

	Insurance — 3.6%
560	ACE Ltd., (Switzerland)	65,448
332	American International Group, Inc.	20,549
613	Arthur J. Gallagher & Co.	25,105
61	Everest Re Group Ltd., (Bermuda)	11,242
2,401	MetLife, Inc.	115,752
717	Prudential Financial, Inc.	58,330

		296,426

	Real Estate Investment Trusts (REITs) — 2.0%
241	AvalonBay Communities, Inc.	44,449
646	General Growth Properties, Inc.	17,586
105	Highwoods Properties, Inc.	4,556
314	LaSalle Hotel Properties	7,908
687	Prologis, Inc.	29,481
103	Simon Property Group, Inc.	19,969
209	SL Green Realty Corp.	23,613
124	Vornado Realty Trust	12,385

		159,947

	Total Financials	1,422,357

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 15.6%
	Biotechnology — 6.0%
125	Alexion Pharmaceuticals, Inc. (a)	23,844
383	Biogen, Inc. (a)	117,393
73	BioMarin Pharmaceutical, Inc. (a)	7,668
1,025	Celgene Corp. (a)	122,718
1,621	Gilead Sciences, Inc.	164,059
75	Incyte Corp. (a)	8,156
70	Regeneron Pharmaceuticals, Inc. (a)	38,001
107	Vertex Pharmaceuticals, Inc. (a)	13,489

		495,328

	Health Care Equipment & Supplies — 0.5%
866	Abbott Laboratories	38,897

	Health Care Providers & Services — 4.1%
1,244	Aetna, Inc.	134,534
331	Anthem, Inc.	46,210
89	Cigna Corp.	13,023
39	Humana, Inc.	6,962
410	McKesson Corp.	80,845
456	UnitedHealth Group, Inc.	53,679

		335,253

	Life Sciences Tools & Services — 0.2%
85	Illumina, Inc. (a)	16,315

	Pharmaceuticals — 4.8%
183	Allergan plc (a)	57,250
955	Bristol-Myers Squibb Co.	65,674
732	Eli Lilly & Co.	61,695
280	Johnson & Johnson	28,762
572	Merck & Co., Inc.	30,197
3,943	Pfizer, Inc.	127,290
188	Valeant Pharmaceuticals International, Inc. (a)	19,151

		390,019

	Total Health Care	1,275,812

	Industrials — 9.2%
	Aerospace & Defense — 3.2%
300	General Dynamics Corp.	41,208
1,030	Honeywell International, Inc.	106,656
143	L-3 Communications Holdings, Inc.	17,066
90	Northrop Grumman Corp.	17,068
803	United Technologies Corp.	77,135

		259,133

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Airlines — 1.2%
381	Delta Air Lines, Inc.	19,298
1,386	United Continental Holdings, Inc. (a)	79,412

		98,710

	Building Products — 0.4%
455	Allegion plc, (Ireland)	29,974

	Construction & Engineering — 0.1%
153	Fluor Corp.	7,239

	Electrical Equipment — 0.4%
585	Eaton Corp. plc	30,454

	Industrial Conglomerates — 0.8%
525	Danaher Corp.	48,799
673	General Electric Co.	20,964

		69,763

	Machinery — 2.4%
116	Cummins, Inc.	10,192
1,331	PACCAR, Inc.	63,075
135	Pentair plc, (United Kingdom)	6,682
63	Snap-on, Inc.	10,817
953	Stanley Black & Decker, Inc.	101,692

		192,458

	Road & Rail — 0.7%
30	Canadian Pacific Railway Ltd., (Canada)	3,853
173	CSX Corp.	4,497
641	Union Pacific Corp.	50,095

		58,445

	Trading Companies & Distributors — 0.0% (g)
101	AerCap Holdings N.V., (Netherlands) (a)	4,342

	Total Industrials	750,518

	Information Technology — 21.1%
	Communications Equipment — 0.2%
280	QUALCOMM, Inc.	14,001

	Electronic Equipment, Instruments & Components — 1.1%
1,321	TE Connectivity Ltd., (Switzerland)	85,324

	Internet Software & Services — 4.8%
305	Alphabet, Inc., Class A (a)	236,982
54	Alphabet, Inc., Class C (a)	40,752
1,114	Facebook, Inc., Class A (a)	116,612

		394,346

	IT Services — 4.1%
1,321	Accenture plc, (Ireland), Class A	138,065
1,409	Cognizant Technology Solutions Corp., Class A (a)	84,556

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,012	Fidelity National Information Services, Inc.	61,345
186	Global Payments, Inc.	11,999
660	Vantiv, Inc., Class A (a)	31,307
110	Visa, Inc., Class A	8,500

		335,772

	Semiconductors & Semiconductor Equipment — 4.5%
1,033	Avago Technologies Ltd., (Singapore)	149,940
1,862	Lam Research Corp.	147,856
410	NXP Semiconductors N.V., (Netherlands) (a)	34,560
665	Texas Instruments, Inc.	36,432

		368,788

	Software — 2.8%
248	Adobe Systems, Inc. (a)	23,269
3,726	Microsoft Corp.	206,718

		229,987

	Technology Hardware, Storage & Peripherals — 3.6%
2,623	Apple, Inc.	276,118
1,162	HP, Inc.	13,762

		289,880

	Total Information Technology	1,718,098

	Materials — 2.4%
	Chemicals — 0.9%
73	Dow Chemical Co. (The)	3,758
337	Eastman Chemical Co.	22,724
1,810	Mosaic Co. (The)	49,941

		76,423

	Containers & Packaging — 1.5%
1,333	Crown Holdings, Inc. (a)	67,598
746	Sealed Air Corp.	33,290
463	WestRock Co.	21,099

		121,987

	Total Materials	198,410

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.2%
2,864	AT&T, Inc.	98,557

	Wireless Telecommunication Services — 0.5%
1,009	T-Mobile US, Inc. (a)	39,472

	Total Telecommunication Services	138,029

	Utilities — 2.9%
	Electric Utilities — 2.6%
51	American Electric Power Co., Inc.	2,995
675	Edison International	39,984

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electric Utilities — continued
231	NextEra Energy, Inc.	23,978
2,562	PPL Corp.	87,431
1,550	Xcel Energy, Inc.	55,646

		210,034

	Gas Utilities — 0.2%
717	Questar Corp.	13,973
173	UGI Corp.	5,847

		19,820

	Multi-Utilities — 0.1%
240	Public Service Enterprise Group, Inc.	9,290

	Total Utilities	239,144

	Total Common Stocks (Cost $7,600,142)	8,078,644

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.4%
	U.S. Treasury Obligation — 0.1%
13,890	U.S. Treasury Bill, 0.225%, 04/28/16 (k) (n)	13,878

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Company — 1.3%
104,343	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l)	104,343

	Total Short-Term Investments (Cost $118,223)	118,221

	Total Investments — 100.4% (Cost $7,718,365)	8,196,865
	Liabilities in Excess of Other Assets — (0.4)%	(33,698)

	NET ASSETS — 100.0%	$8,163,167

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
933	E-mini S&P 500	03/18/16	USD	$94,951	$1,382

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.8%
	Consumer Discretionary — 23.1%
	Automobiles — 1.5%
23	Tesla Motors, Inc. (a)	5,628

	Hotels, Restaurants & Leisure — 3.6%
225	Starbucks Corp.	13,528

	Household Durables — 1.5%
58	Harman International Industries, Inc.	5,467

	Internet & Catalog Retail — 12.0%
35	Amazon.com, Inc. (a)	23,514
83	Netflix, Inc. (a)	9,459
9	Priceline Group, Inc. (The) (a)	11,653

		44,626

	Specialty Retail — 4.5%
128	Home Depot, Inc. (The)	16,984

	Total Consumer Discretionary	86,233

	Consumer Staples — 2.4%
	Food & Staples Retailing — 2.4%
92	CVS Health Corp.	9,029

	Energy — 1.7%
	Oil, Gas & Consumable Fuels — 1.7%
50	Pioneer Natural Resources Co.	6,322

	Financials — 4.4%
	Capital Markets — 4.4%
500	Charles Schwab Corp. (The)	16,454

	Health Care — 20.9%
	Biotechnology — 17.4%
88	BioMarin Pharmaceutical, Inc. (a)	9,264
99	Celgene Corp. (a)	11,802
138	Gilead Sciences, Inc.	13,919
75	Incyte Corp. (a)	8,123
32	Regeneron Pharmaceuticals, Inc. (a)	17,168
38	Vertex Pharmaceuticals, Inc. (a)	4,813

		65,089

	Life Sciences Tools & Services — 3.5%
67	Illumina, Inc. (a)	12,870

	Total Health Care	77,959

	Industrials — 3.3%
	Aerospace & Defense — 2.0%
32	TransDigm Group, Inc. (a)	7,410

	Road & Rail — 1.3%
67	Kansas City Southern	4,973

	Total Industrials	12,383

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 35.1%
	Internet Software & Services — 12.5%
32	Alphabet, Inc., Class A (a)	24,534
210	Facebook, Inc., Class A (a)	22,018

		46,552

	IT Services — 10.7%
219	MasterCard, Inc., Class A	21,344
185	PayPal Holdings, Inc. (a)	6,697
156	Visa, Inc., Class A	12,105

		40,146

	Semiconductors & Semiconductor Equipment — 5.9%
247	ARM Holdings plc, (United Kingdom), ADR	11,175
75	Avago Technologies Ltd., (Singapore)	10,836

		22,011

	Software — 6.0%
189	salesforce.com, Inc. (a)	14,816
86	ServiceNow, Inc. (a)	7,444

		22,260

	Total Information Technology	130,969

	Materials — 2.9%
	Chemicals — 2.9%
83	Air Products & Chemicals, Inc.	10,773

	Total Common Stocks (Cost $263,581)	350,122

Short-Term Investment — 5.4%
	Investment Company — 5.4%
20,149	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $20,149)	20,149

	Total Investments — 99.2% (Cost $283,730)	370,271
	Other Assets in Excess of Liabilities — 0.8%	2,976

	NET ASSETS — 100.0%	$373,247

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 19.5%
	Distributors — 2.4%
23	Genuine Parts Co.	1,993

	Hotels, Restaurants & Leisure — 3.2%
45	Starbucks Corp.	2,729

	Internet & Catalog Retail — 8.8%
6	Amazon.com, Inc. (a)	4,386
2	Priceline Group, Inc. (The) (a)	2,977

		7,363

	Multiline Retail — 2.0%
35	Kohl’s Corp.	1,688

	Specialty Retail — 3.1%
48	Best Buy Co., Inc.	1,449
46	Gap, Inc. (The)	1,130

		2,579

	Total Consumer Discretionary	16,352

	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
22	Exxon Mobil Corp.	1,739
67	Kinder Morgan, Inc.	1,004
12	Pioneer Natural Resources Co.	1,542

	Total Energy	4,285

	Financials — 21.2%
	Banks — 3.6%
56	Wells Fargo & Co.	3,028

	Capital Markets — 2.9%
33	T. Rowe Price Group, Inc.	2,383

	Consumer Finance — 5.9%
114	Ally Financial, Inc. (a)	2,116
39	Capital One Financial Corp.	2,822

		4,938

	Insurance — 7.2%
46	American International Group, Inc.	2,854
82	Loews Corp.	3,143

		5,997

	Real Estate Investment Trusts (REITs) — 1.6%
62	Rayonier, Inc.	1,372

	Total Financials	17,718

	Health Care — 16.8%
	Biotechnology — 12.4%
24	Celgene Corp. (a)	2,884
37	Gilead Sciences, Inc.	3,726

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
7	Regeneron Pharmaceuticals, Inc. (a)	3,751

		10,361

	Health Care Providers & Services — 1.7%
12	UnitedHealth Group, Inc.	1,442

	Life Sciences Tools & Services — 2.7%
12	Illumina, Inc. (a)	2,248

	Total Health Care	14,051

	Industrials — 6.0%
	Airlines — 2.6%
44	Delta Air Lines, Inc.	2,206

	Machinery — 2.3%
31	Dover Corp.	1,905

	Road & Rail — 1.1%
12	Kansas City Southern	894

	Total Industrials	5,005

	Information Technology — 23.8%
	Electronic Equipment, Instruments & Components — 1.4%
23	Arrow Electronics, Inc. (a)	1,227

	Internet Software & Services — 12.3%
7	Alphabet, Inc., Class C (a)	5,244
48	Facebook, Inc., Class A (a)	5,055

		10,299

	IT Services — 5.5%
38	MasterCard, Inc., Class A	3,702
24	PayPal Holdings, Inc. (a)	873

		4,575

	Semiconductors & Semiconductor Equipment — 1.8%
33	ARM Holdings plc, (United Kingdom), ADR	1,493

	Software — 2.8%
30	salesforce.com, Inc. (a)	2,326

	Total Information Technology	19,920

	Materials — 3.2%
	Construction Materials — 1.1%
7	Martin Marietta Materials, Inc.	949

	Containers & Packaging — 2.1%
38	WestRock Co.	1,747

	Total Materials	2,696

	Utilities — 2.5%
	Electric Utilities — 2.5%
35	Edison International	2,056

	Total Common Stocks (Cost $73,254)	82,083

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.3%
	Investment Company — 3.3%
2,762	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $2,762)	2,762

	Total Investments — 101.4% (Cost $76,016)	84,845
	Liabilities in Excess of Other Assets — (1.4)%	(1,209)

	NET ASSETS — 100.0%	$83,636

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 10.3%
	Distributors — 0.8%
968	Genuine Parts Co.	83,120

	Hotels, Restaurants & Leisure — 1.6%
1,350	Brinker International, Inc.	64,710
658	Dunkin’ Brands Group, Inc.	28,005
995	Wyndham Worldwide Corp.	72,296

		165,011

	Media — 2.5%
1,067	Cinemark Holdings, Inc.	35,684
1,597	Comcast Corp., Class A	90,126
2,123	Time Warner, Inc.	137,291

		263,101

	Multiline Retail — 0.7%
1,080	Target Corp.	78,452

	Specialty Retail — 4.0%
1,561	Best Buy Co., Inc.	47,526
1,236	Home Depot, Inc. (The)	163,523
1,100	L Brands, Inc.	105,418
1,143	Tiffany & Co.	87,197
218	Williams-Sonoma, Inc.	12,711

		416,375

	Textiles, Apparel & Luxury Goods — 0.7%
1,143	V.F. Corp.	71,178

	Total Consumer Discretionary	1,077,237

	Consumer Staples — 9.5%
	Beverages — 2.6%
2,189	Coca-Cola Co. (The)	94,046
1,485	Coca-Cola Enterprises, Inc.	73,115
1,099	Dr. Pepper Snapple Group, Inc.	102,410

		269,571

	Food Products — 1.8%
631	Hershey Co. (The)	56,326
315	Kraft Heinz Co. (The)	22,934
2,325	Mondelez International, Inc., Class A	104,247

		183,507

	Household Products — 2.0%
859	Kimberly-Clark Corp.	109,315
1,309	Procter & Gamble Co. (The)	103,913

		213,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 3.1%
3,730	Altria Group, Inc.	217,147
1,168	Philip Morris International, Inc.	102,650

		319,797

	Total Consumer Staples	986,103

	Energy — 8.7%
	Energy Equipment & Services — 0.7%
992	Schlumberger Ltd.	69,166

	Oil, Gas & Consumable Fuels — 8.0%
1,528	Chevron Corp.	137,462
1,413	Columbia Pipeline Group, Inc.	28,255
2,494	ConocoPhillips	116,468
3,457	Exxon Mobil Corp.	269,477
1,435	Marathon Petroleum Corp.	74,400
3,095	Occidental Petroleum Corp.	209,255

		835,317

	Total Energy	904,483

	Financials — 29.7%
	Banks — 10.3%
3,363	BB&T Corp.	127,170
820	Cullen/Frost Bankers, Inc.	49,229
431	M&T Bank Corp.	52,264
2,485	PNC Financial Services Group, Inc. (The)	236,802
2,791	U.S. Bancorp	119,071
9,000	Wells Fargo & Co.	489,258

		1,073,794

	Capital Markets — 4.6%
437	Ameriprise Financial, Inc.	46,480
644	BlackRock, Inc.	219,181
1,419	Northern Trust Corp.	102,293
1,623	T. Rowe Price Group, Inc.	116,015

		483,969

	Consumer Finance — 1.0%
1,004	Capital One Financial Corp.	72,500
589	Discover Financial Services	31,587

		104,087

	Diversified Financial Services — 2.6%
2,314	CME Group, Inc.	209,626
645	McGraw Hill Financial, Inc.	63,613

		273,239

	Insurance — 8.0%
745	ACE Ltd., (Switzerland)	86,995
1,202	Arthur J. Gallagher & Co.	49,191

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
725	Cincinnati Financial Corp.	42,924
3,582	Hartford Financial Services Group, Inc. (The)	155,673
2,640	MetLife, Inc.	127,284
1,256	Progressive Corp. (The)	39,954
1,150	Prudential Financial, Inc.	93,590
1,884	Travelers Cos., Inc. (The)	212,585
515	Validus Holdings Ltd., (Bermuda)	23,851

		832,047

	Real Estate Investment Trusts (REITs) — 3.2%
420	Alexandria Real Estate Equities, Inc.	37,947
473	AvalonBay Communities, Inc.	87,111
172	Boston Properties, Inc.	21,899
1,641	HCP, Inc.	62,738
633	Simon Property Group, Inc.	123,079

		332,774

	Total Financials	3,099,910

	Health Care — 11.8%
	Health Care Equipment & Supplies — 2.3%
1,869	Abbott Laboratories	83,952
1,006	Becton, Dickinson and Co.	154,947

		238,899

	Pharmaceuticals — 9.5%
1,036	AbbVie, Inc.	61,365
1,965	Bristol-Myers Squibb Co.	135,176
1,513	Eli Lilly & Co.	127,453
2,506	Johnson & Johnson	257,432
3,722	Merck & Co., Inc.	196,600
6,603	Pfizer, Inc.	213,153

		991,179

	Total Health Care	1,230,078

	Industrials — 9.3%
	Aerospace & Defense — 2.9%
149	General Dynamics Corp.	20,494
1,359	Honeywell International, Inc.	140,726
1,423	United Technologies Corp.	136,700

		297,920

	Air Freight & Logistics — 0.6%
648	United Parcel Service, Inc., Class B	62,387

	Commercial Services & Supplies — 0.7%
1,766	Republic Services, Inc.	77,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.2%
815	3M Co.	122,733

	Machinery — 2.6%
1,819	Illinois Tool Works, Inc.	168,608
1,702	PACCAR, Inc.	80,679
153	Snap-on, Inc.	26,305

		275,592

	Road & Rail — 1.3%
771	Norfolk Southern Corp.	65,224
909	Union Pacific Corp.	71,105

		136,329

	Total Industrials	972,663

	Information Technology — 9.1%
	Communications Equipment — 0.6%
1,246	QUALCOMM, Inc.	62,290

	IT Services — 2.2%
626	Accenture plc, (Ireland), Class A	65,416
781	Automatic Data Processing, Inc.	66,201
1,634	Fidelity National Information Services, Inc.	99,021

		230,638

	Semiconductors & Semiconductor Equipment — 2.9%
1,546	Analog Devices, Inc.	85,510
1,221	KLA-Tencor Corp.	84,643
2,414	Texas Instruments, Inc.	132,288

		302,441

	Software — 1.4%
2,600	Microsoft Corp.	144,274

	Technology Hardware, Storage & Peripherals — 2.0%
2,017	Apple, Inc.	212,268

	Total Information Technology	951,911

	Materials — 3.8%
	Chemicals — 3.6%
702	Airgas, Inc.	97,166
1,269	E.I. du Pont de Nemours & Co.	84,511
757	PPG Industries, Inc.	74,801
750	Praxair, Inc.	76,768
934	RPM International, Inc.	41,148

		374,394

	Containers & Packaging — 0.2%
538	WestRock Co.	24,550

	Total Materials	398,944

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
3,470	Verizon Communications, Inc.	160,391

	Utilities — 4.7%
	Electric Utilities — 2.6%
1,812	Edison International	107,298
723	NextEra Energy, Inc.	75,125
2,629	Xcel Energy, Inc.	94,423

		276,846

	Multi-Utilities — 2.1%
2,760	CMS Energy Corp.	99,582
253	DTE Energy Co.	20,262
2,739	NiSource, Inc.	53,435
463	Sempra Energy	43,528

		216,807

	Total Utilities	493,653

	Total Common Stocks (Cost $8,799,825)	10,275,373

Short-Term Investment — 2.5%
	Investment Company — 2.5%
258,280	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $258,280)	258,280

	Total Investments — 101.0% (Cost $9,058,105)	10,533,653
	Liabilities in Excess of Other Assets — (1.0)%	(107,574)

	NET ASSETS — 100.0%	$10,426,079

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.2%
	Consumer Discretionary — 7.9%
	Household Durables — 0.4%
20	Harman International Industries, Inc.	1,903

	Media — 1.3%
59	Time Warner, Inc.	3,835
24	Walt Disney Co. (The)	2,501

		6,336

	Specialty Retail — 5.4%
6	AutoZone, Inc. (a)	4,533
163	Best Buy Co., Inc.	4,976
88	Gap, Inc. (The)	2,174
58	Home Depot, Inc. (The)	7,670
63	Tiffany & Co.	4,821
46	TJX Cos., Inc. (The)	3,276

		27,450

	Textiles, Apparel & Luxury Goods — 0.8%
62	V.F. Corp.	3,878

	Total Consumer Discretionary	39,567

	Consumer Staples — 8.3%
	Beverages — 2.8%
59	Dr. Pepper Snapple Group, Inc.	5,517
90	Molson Coors Brewing Co., Class B	8,472

		13,989

	Food & Staples Retailing — 1.4%
70	CVS Health Corp.	6,844

	Food Products — 1.8%
49	Kraft Heinz Co. (The)	3,536
72	Mead Johnson Nutrition Co.	5,645

		9,181

	Household Products — 1.3%
23	Kimberly-Clark Corp.	2,966
49	Procter & Gamble Co. (The)	3,871

		6,837

	Tobacco — 1.0%
89	Altria Group, Inc.	5,158

	Total Consumer Staples	42,009

	Energy — 9.5%
	Energy Equipment & Services — 0.7%
51	Schlumberger Ltd.	3,543

	Oil, Gas & Consumable Fuels — 8.8%
85	Chevron Corp.	7,620
75	ConocoPhillips	3,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
45	Devon Energy Corp.	1,447
33	EOG Resources, Inc.	2,343
138	Exxon Mobil Corp.	10,764
128	Kinder Morgan, Inc.	1,911
49	Marathon Petroleum Corp.	2,545
137	Occidental Petroleum Corp.	9,249
31	Phillips 66	2,495
34	Valero Energy Corp.	2,397

		44,295

	Total Energy	47,838

	Financials — 33.8%
	Banks — 12.5%
788	Bank of America Corp.	13,264
134	BB&T Corp.	5,067
135	Citigroup, Inc.	6,964
55	Cullen/Frost Bankers, Inc.	3,288
37	M&T Bank Corp.	4,447
58	PNC Financial Services Group, Inc. (The)	5,480
128	SunTrust Banks, Inc.	5,496
116	U.S. Bancorp	4,928
257	Wells Fargo & Co.	13,960

		62,894

	Capital Markets — 8.5%
26	Affiliated Managers Group, Inc. (a)	4,202
38	Ameriprise Financial, Inc.	4,087
23	BlackRock, Inc.	7,798
163	Charles Schwab Corp. (The)	5,354
21	Goldman Sachs Group, Inc. (The)	3,785
232	Invesco Ltd.	7,764
113	Morgan Stanley	3,585
88	T. Rowe Price Group, Inc.	6,255

		42,830

	Consumer Finance — 1.3%
44	Capital One Financial Corp.	3,154
66	Discover Financial Services	3,555

		6,709

	Diversified Financial Services — 2.6%
78	Berkshire Hathaway, Inc., Class B (a)	10,326
10	Intercontinental Exchange, Inc.	2,639

		12,965

	Insurance — 4.6%
35	Chubb Corp. (The)	4,643
169	Hartford Financial Services Group, Inc. (The)	7,358

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
96	Loews Corp.	3,702
76	MetLife, Inc.	3,654
49	Prudential Financial, Inc.	3,997

		23,354

	Real Estate Investment Trusts (REITs) — 4.3%
16	AvalonBay Communities, Inc.	3,001
147	General Growth Properties, Inc.	3,986
98	HCP, Inc.	3,732
48	Macerich Co. (The)	3,841
75	Prologis, Inc.	3,223
39	Vornado Realty Trust	3,879

		21,662

	Total Financials	170,414

	Health Care — 12.7%
	Biotechnology — 0.9%
45	Gilead Sciences, Inc.	4,543

	Health Care Equipment & Supplies — 0.8%
26	Becton, Dickinson and Co.	3,976

	Health Care Providers & Services — 3.0%
20	Aetna, Inc.	2,174
32	Humana, Inc.	5,623
17	McKesson Corp.	3,274
37	UnitedHealth Group, Inc.	4,329

		15,400

	Pharmaceuticals — 8.0%
55	AbbVie, Inc.	3,264
134	Bristol-Myers Squibb Co.	9,232
60	Eli Lilly & Co.	5,081
92	Johnson & Johnson	9,481
101	Merck & Co., Inc.	5,349
245	Pfizer, Inc.	7,902

		40,309

	Total Health Care	64,228

	Industrials — 8.8%
	Aerospace & Defense — 2.7%
80	Honeywell International, Inc.	8,306
55	United Technologies Corp.	5,265

		13,571

	Building Products — 0.5%
96	Masco Corp.	2,714

	Industrial Conglomerates — 3.3%
42	3M Co.	6,372

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
327	General Electric Co.	10,189

		16,561

	Machinery — 0.6%
61	PACCAR, Inc.	2,872

	Road & Rail — 0.5%
101	CSX Corp.	2,616

	Trading Companies & Distributors — 1.2%
15	W.W. Grainger, Inc.	2,938
24	Watsco, Inc.	2,846

		5,784

	Total Industrials	44,118

	Information Technology — 11.2%
	Communications Equipment — 1.0%
97	Cisco Systems, Inc.	2,637
50	QUALCOMM, Inc.	2,494

		5,131

	Electronic Equipment, Instruments & Components — 0.4%
29	TE Connectivity Ltd., (Switzerland)	1,887

	Internet Software & Services — 1.2%
8	Alphabet, Inc., Class C (a)	6,085

	IT Services — 0.9%
42	Fidelity National Information Services, Inc.	2,545
23	MasterCard, Inc., Class A	2,210

		4,755

	Semiconductors & Semiconductor Equipment — 2.3%
239	Applied Materials, Inc.	4,470
52	KLA-Tencor Corp.	3,634
59	Texas Instruments, Inc.	3,206

		11,310

	Software — 3.2%
291	Microsoft Corp.	16,123

	Technology Hardware, Storage & Peripherals — 2.2%
106	Apple, Inc.	11,115

	Total Information Technology	56,406

	Materials — 0.9%
	Chemicals — 0.9%
70	E.I. du Pont de Nemours & Co.	4,635

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
237	Verizon Communications, Inc.	10,932

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 3.9%
	Electric Utilities — 2.7%
79	Edison International	4,678
35	NextEra Energy, Inc.	3,605
76	PPL Corp.	2,580
74	Xcel Energy, Inc.	2,646

		13,509

	Multi-Utilities — 1.2%
120	CMS Energy Corp.	4,333
17	Sempra Energy	1,589

		5,922

	Total Utilities	19,431

	Total Common Stocks (Cost $375,816)	499,578

Short-Term Investment — 7.6%
	Investment Company — 7.6%
38,313	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $38,313)	38,313

	Total Investments — 106.8% (Cost $414,129)	537,891
	Liabilities in Excess of Other Assets — (6.8)%	(34,136)

	NET ASSETS — 100.0%	$503,755

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
		Consumer Discretionary — 13.4%
		Auto Components — 0.0% (g)
3		Magna International, Inc., (Canada)	109

		Automobiles — 0.5%
62		Ford Motor Co.	870
9		General Motors Co. (o)	322

			1,192

		Hotels, Restaurants & Leisure — 1.1%
—	(h)	Chipotle Mexican Grill, Inc. (a)	155
3		Dunkin’ Brands Group, Inc.	109
12		Royal Caribbean Cruises Ltd.	1,205
23		Starbucks Corp. (o)	1,356

			2,825

		Household Durables — 0.8%
21		D.R. Horton, Inc.	664
8		Harman International Industries, Inc.	778
29		PulteGroup, Inc.	518
3		Toll Brothers, Inc. (a)	112

			2,072

		Internet & Catalog Retail — 1.6%
6		Amazon.com, Inc. (a) (o)	3,977

		Media — 4.2%
18		CBS Corp. (Non-Voting), Class B	854
6		Charter Communications, Inc., Class A (a)	1,063
51		Comcast Corp., Class A	2,853
13		DISH Network Corp., Class A (a)	740
3		Time Warner Cable, Inc.	543
42		Time Warner, Inc. (o)	2,684
77		Twenty-First Century Fox, Inc., Class A (o)	2,098

			10,835

		Multiline Retail — 0.8%
15		Dollar General Corp.	1,106
13		Target Corp.	974

			2,080

		Specialty Retail — 3.6%
4		AutoNation, Inc. (a)	239
—	(h)	AutoZone, Inc. (a) (o)	214
15		Best Buy Co., Inc.	453
27		Home Depot, Inc. (The) (o)	3,562
35		Lowe’s Cos., Inc. (o)	2,688
2		Ross Stores, Inc.	130
5		Tiffany & Co.	355
23		TJX Cos., Inc. (The) (o)	1,630

			9,271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.8%
4	lululemon athletica, Inc., (Canada) (a)	212
1	PVH Corp.	86
4	Ralph Lauren Corp.	479
19	V.F. Corp. (o)	1,161

		1,938

	Total Consumer Discretionary	34,299

	Consumer Staples — 8.6%
	Beverages — 3.2%
1	Boston Beer Co., Inc. (The), Class A (a)	247
34	Coca-Cola Co. (The) (o)	1,466
3	Coca-Cola Enterprises, Inc.	150
9	Constellation Brands, Inc., Class A (o)	1,253
4	Dr. Pepper Snapple Group, Inc.	372
15	Molson Coors Brewing Co., Class B	1,377
33	PepsiCo, Inc.	3,312

		8,177

	Food & Staples Retailing — 0.9%
12	Costco Wholesale Corp. (o)	1,913
1	CVS Health Corp. (o)	57
10	Kroger Co. (The)	415
1	Wal-Mart Stores, Inc.	31

		2,416

	Food Products — 1.4%
10	Archer-Daniels-Midland Co. (o)	368
10	Hershey Co. (The)	867
1	Mead Johnson Nutrition Co.	85
50	Mondelez International, Inc., Class A (o)	2,252

		3,572

	Household Products — 1.9%
14	Kimberly-Clark Corp. (o)	1,798
37	Procter & Gamble Co. (The)	2,959

		4,757

	Personal Products — 0.1%
3	Estee Lauder Cos., Inc. (The), Class A	257

	Tobacco — 1.1%
31	Philip Morris International, Inc. (o)	2,748

	Total Consumer Staples	21,927

	Energy — 6.3%
	Energy Equipment & Services — 0.7%
7	Baker Hughes, Inc.	326
23	Halliburton Co. (o)	782

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
5	National Oilwell Varco, Inc.	182
9	Schlumberger Ltd. (o)	604

		1,894

	Oil, Gas & Consumable Fuels — 5.6%
30	Cabot Oil & Gas Corp.	523
35	Chevron Corp.	3,163
32	Columbia Pipeline Group, Inc.	649
1	Energen Corp.	43
13	EOG Resources, Inc. (o)	952
7	EQT Corp.	385
49	Exxon Mobil Corp. (o)	3,796
13	Kinder Morgan, Inc.	196
8	Marathon Petroleum Corp.	394
29	Occidental Petroleum Corp. (o)	1,959
1	Phillips 66	72
8	Pioneer Natural Resources Co.	983
16	Valero Energy Corp.	1,157

		14,272

	Total Energy	16,166

	Financials — 16.3%
	Banks — 5.6%
229	Bank of America Corp. (o)	3,861
5	BB&T Corp.	176
77	Citigroup, Inc.	3,978
18	Fifth Third Bancorp	370
34	KeyCorp	451
2	SVB Financial Group (a)	265
97	Wells Fargo & Co. (o)	5,285

		14,386

	Capital Markets — 3.1%
2	Ameriprise Financial, Inc.	223
6	Bank of New York Mellon Corp. (The)	248
3	BlackRock, Inc.	961
39	Charles Schwab Corp. (The) (o)	1,287
6	Goldman Sachs Group, Inc. (The) (o)	1,148
38	Invesco Ltd. (o)	1,280
62	Morgan Stanley (o)	1,965
13	State Street Corp. (o)	839
3	TD Ameritrade Holding Corp.	97

		8,048

	Consumer Finance — 0.6%
6	Capital One Financial Corp.	454

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
6	Discover Financial Services	336
21	Synchrony Financial (a) (o)	651

		1,441

	Diversified Financial Services — 1.8%
24	Berkshire Hathaway, Inc., Class B (a) (o)	3,191
5	Intercontinental Exchange, Inc. (o)	1,287

		4,478

	Insurance — 2.7%
19	ACE Ltd., (Switzerland)	2,236
17	American International Group, Inc. (o)	1,036
6	Arthur J. Gallagher & Co.	237
3	Lincoln National Corp.	169
46	MetLife, Inc. (o)	2,230
4	Prudential Financial, Inc.	296
15	XL Group plc, (Ireland)	568

		6,772

	Real Estate Investment Trusts (REITs) — 2.5%
8	American Tower Corp.	737
6	AvalonBay Communities, Inc.	1,055
5	Boston Properties, Inc.	700
18	DiamondRock Hospitality Co.	178
1	Equinix, Inc.	380
1	Essex Property Trust, Inc.	133
15	General Growth Properties, Inc.	408
10	LaSalle Hotel Properties	260
10	Liberty Property Trust	302
20	Prologis, Inc.	854
1	Public Storage	181
5	Simon Property Group, Inc. (o)	1,054
2	SL Green Realty Corp.	243

		6,485

	Total Financials	41,610

	Health Care — 15.7%
	Biotechnology — 3.6%
6	Alexion Pharmaceuticals, Inc. (a)	1,067
7	Biogen, Inc. (a) (o)	2,102
3	BioMarin Pharmaceutical, Inc. (a)	365
22	Celgene Corp. (a) (o)	2,588
22	Gilead Sciences, Inc. (o)	2,258
7	Vertex Pharmaceuticals, Inc. (a)	867

		9,247

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Equipment & Supplies — 1.6%
41	Abbott Laboratories (o)	1,839
88	Boston Scientific Corp. (a) (o)	1,618
7	Stryker Corp. (o)	620

		4,077

	Health Care Providers & Services — 3.7%
13	Aetna, Inc. (o)	1,374
4	Cigna Corp.	544
11	Express Scripts Holding Co. (a)	950
2	HCA Holdings, Inc. (a)	124
7	Humana, Inc.	1,318
13	McKesson Corp.	2,573
22	UnitedHealth Group, Inc. (o)	2,558

		9,441

	Life Sciences Tools & Services — 0.6%
3	Illumina, Inc. (a)	518
6	Thermo Fisher Scientific, Inc.	903

		1,421

	Pharmaceuticals — 6.2%
9	Allergan plc (a) (o)	2,709
46	Bristol-Myers Squibb Co. (o)	3,191
32	Eli Lilly & Co.	2,705
21	Johnson & Johnson	2,158
15	Merck & Co., Inc. (o)	785
5	Mylan N.V. (a)	289
1	Perrigo Co. plc, (Ireland)	192
107	Pfizer, Inc. (o)	3,447
3	Valeant Pharmaceuticals International, Inc. (a)	335

		15,811

	Total Health Care	39,997

	Industrials — 9.8%
	Aerospace & Defense — 3.1%
27	Honeywell International, Inc. (o)	2,753
9	L-3 Communications Holdings, Inc.	1,100
4	Northrop Grumman Corp.	821
33	United Technologies Corp.	3,159

		7,833

	Air Freight & Logistics — 0.0% (g)
1	FedEx Corp.	124

	Airlines — 0.8%
13	Delta Air Lines, Inc.	671
23	United Continental Holdings, Inc. (a)	1,291

		1,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.5%
9	Allegion plc, (Ireland)	586
3	Fortune Brands Home & Security, Inc.	164
21	Masco Corp.	592

		1,342

	Construction & Engineering — 0.4%
21	Fluor Corp. (o)	972

	Electrical Equipment — 0.6%
29	Eaton Corp. plc (o)	1,511

	Industrial Conglomerates — 0.9%
3	Danaher Corp.	269
70	General Electric Co. (o)	2,170

		2,439

	Machinery — 1.8%
2	Caterpillar, Inc.	110
9	Cummins, Inc. (o)	794
3	Deere & Co.	256
6	Ingersoll-Rand plc	312
25	PACCAR, Inc. (o)	1,204
8	Parker-Hannifin Corp. (o)	789
1	Snap-on, Inc.	152
8	Stanley Black & Decker, Inc.	887

		4,504

	Professional Services — 0.2%
4	Equifax, Inc.	459

	Road & Rail — 1.5%
6	Canadian Pacific Railway Ltd., (Canada)	823
32	CSX Corp. (o)	835
29	Union Pacific Corp.	2,265

		3,923

	Total Industrials	25,069

	Information Technology — 20.7%
	Communications Equipment — 0.7%
60	Cisco Systems, Inc. (o)	1,618
5	QUALCOMM, Inc. (o)	233

		1,851

	Electronic Equipment, Instruments & Components — 0.7%
2	Amphenol Corp., Class A	123
11	Corning, Inc.	196
21	TE Connectivity Ltd., (Switzerland) (o)	1,380

		1,699

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Internet Software & Services — 4.7%
5		Alphabet, Inc., Class A (a)	3,698
5		Alphabet, Inc., Class C (a)	3,585
45		Facebook, Inc., Class A (a) (o)	4,752

			12,035

		IT Services — 3.5%
31		Accenture plc, (Ireland), Class A	3,253
2		Automatic Data Processing, Inc.	138
30		Cognizant Technology Solutions Corp., Class A (a) (o)	1,776
15		Fidelity National Information Services, Inc.	908
4		PayPal Holdings, Inc. (a)	135
35		Visa, Inc., Class A (o)	2,680

			8,890

		Semiconductors & Semiconductor Equipment — 3.0%
13		Applied Materials, Inc.	251
18		Avago Technologies Ltd., (Singapore)	2,552
8		Broadcom Corp., Class A	452
2		KLA-Tencor Corp.	119
25		Lam Research Corp. (o)	2,015
12		Marvell Technology Group Ltd., (Bermuda)	104
4		NXP Semiconductors N.V., (Netherlands) (a)	336
35		Texas Instruments, Inc. (o)	1,933

			7,762

		Software — 4.3%
26		Adobe Systems, Inc. (a) (o)	2,398
2		Intuit, Inc.	216
139		Microsoft Corp. (o)	7,691
18		Oracle Corp. (o)	668

			10,973

		Technology Hardware, Storage & Peripherals — 3.8%
81		Apple, Inc. (o)	8,502
41		Hewlett Packard Enterprise Co.	628
52		HP, Inc.	612

			9,742

		Total Information Technology	52,952

		Materials — 2.5%
		Chemicals — 1.8%
7		Axiall Corp.	115
27		Dow Chemical Co. (The)	1,381
24		E.I. du Pont de Nemours & Co. (o)	1,575
8		Eastman Chemical Co.	555
33		Mosaic Co. (The) (o)	903
—	(h)	Sherwin-Williams Co. (The)	28

			4,557

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction Materials — 0.1%
3		Martin Marietta Materials, Inc. (o)	419

		Containers & Packaging — 0.6%
17		Crown Holdings, Inc. (a)	872
13		WestRock Co.	581

			1,453

		Metals & Mining — 0.0% (g)
—	(h)	Alcoa, Inc.	2
7		United States Steel Corp.	60

			62

		Total Materials	6,491

		Telecommunication Services — 1.5%
		Diversified Telecommunication Services — 1.4%
76		AT&T, Inc. (o)	2,601
23		Verizon Communications, Inc. (o)	1,082

			3,683

		Wireless Telecommunication Services — 0.1%
3		T-Mobile US, Inc. (a)	113

		Total Telecommunication Services	3,796

		Utilities — 3.1%
		Electric Utilities — 2.4%
7		American Electric Power Co., Inc.	379
23		Edison International (o)	1,386
2		Exelon Corp. (o)	57
15		NextEra Energy, Inc. (o)	1,578
39		PPL Corp.	1,340
39		Xcel Energy, Inc.	1,418

			6,158

		Gas Utilities — 0.1%
6		Questar Corp.	124

		Multi-Utilities — 0.5%
5		CenterPoint Energy, Inc.	90
10		CMS Energy Corp.	378
22		Public Service Enterprise Group, Inc.	844

			1,312

		Water Utilities — 0.1%
4		American Water Works Co., Inc.	262

		Total Utilities	7,856

		Total Common Stocks (Cost $239,074)	250,163

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)

Option Purchased — 1.9%
	Put Option Purchased — 1.9%
1228	S&P 500 Index, Expiring 03/31/16 at $1,940.00, European Style (Cost $4,916)	4,912

		–
PRINCIPAL AMOUNT($)
Short-Term Investments — 0.6%
	U.S. Treasury Obligation — 0.2%
540	U.S. Treasury Bill, 0.238%, 04/28/16 (k) (n)	539

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 0.4%
1,057	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l)	1,057

	Total Short-Term Investments (Cost $1,596)	1,596

	Total Investments — 100.4% (Cost $245,586)	256,671
	Liabilities in Excess of Other Assets — (0.4)%	(1,039)

	NET ASSETS — 100.0%	$255,632

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
38	E-mini S&P 500	03/18/16	USD	$3,867	$18

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style	$2,120.000	03/31/16	1,228	$(2,763)

(Premiums received of $2,759)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style	$1,625.000	03/31/16	1,228	$(860)

(Premiums received of $856)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.9%
	Consumer Discretionary — 23.8%
	Auto Components — 1.4%
2,614	Delphi Automotive plc, (United Kingdom)	224,064

	Automobiles — 1.5%
953	Tesla Motors, Inc. (a)	228,682

	Hotels, Restaurants & Leisure — 3.1%
184	Chipotle Mexican Grill, Inc. (a)	88,196
6,466	Starbucks Corp.	388,171

		476,367

	Household Durables — 0.2%
247	Whirlpool Corp.	36,203

	Internet & Catalog Retail — 8.9%
1,099	Amazon.com, Inc. (a)	742,763
3,616	Netflix, Inc. (a)	413,552
174	Priceline Group, Inc. (The) (a)	222,351

		1,378,666

	Media — 3.7%
6,812	Comcast Corp., Class A	384,378
3,622	Liberty Global plc, (United Kingdom), Series C (a)	147,665
582	Time Warner, Inc.	37,606

		569,649

	Specialty Retail — 5.0%
5,793	Home Depot, Inc. (The)	766,085

	Total Consumer Discretionary	3,679,716

	Consumer Staples — 7.1%
	Beverages — 2.0%
806	Constellation Brands, Inc., Class A	114,807
1,245	Monster Beverage Corp. (a)	185,515

		300,322

	Food & Staples Retailing — 3.6%
1,417	Costco Wholesale Corp.	228,813
2,131	CVS Health Corp.	208,358
1,477	Walgreens Boots Alliance, Inc.	125,774

		562,945

	Tobacco — 1.5%
5,039	Reynolds American, Inc.	232,545

	Total Consumer Staples	1,095,812

	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
1,593	Marathon Petroleum Corp.	82,571
37	Pioneer Natural Resources Co.	4,626

	Total Energy	87,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 2.5%
	Capital Markets — 1.3%
160	BlackRock, Inc.	54,585
4,309	TD Ameritrade Holding Corp.	149,548

		204,133

	Diversified Financial Services — 1.2%
1,896	Moody’s Corp.	190,245

	Total Financials	394,378

	Health Care — 20.4%
	Biotechnology — 15.4%
199	Alexion Pharmaceuticals, Inc. (a)	37,940
32	Biogen, Inc. (a)	9,650
1,448	BioMarin Pharmaceutical, Inc. (a)	151,640
4,501	Celgene Corp. (a)	539,004
4,029	Gilead Sciences, Inc.	407,705
1,601	Incyte Corp. (a)	173,672
1,292	Regeneron Pharmaceuticals, Inc. (a)	701,117
2,809	Vertex Pharmaceuticals, Inc. (a)	353,393

		2,374,121

	Health Care Providers & Services — 2.5%
2,427	AmerisourceBergen Corp.	251,684
678	McKesson Corp.	133,781

		385,465

	Life Sciences Tools & Services — 1.2%
985	Illumina, Inc. (a)	189,008

	Pharmaceuticals — 1.3%
2,017	Valeant Pharmaceuticals International, Inc. (a)	205,018

	Total Health Care	3,153,612

	Industrials — 6.4%
	Aerospace & Defense — 2.4%
2,174	Honeywell International, Inc.	225,192
812	Northrop Grumman Corp.	153,314

		378,506

	Airlines — 2.3%
7,032	Delta Air Lines, Inc.	356,462

	Electrical Equipment — 0.4%
283	Acuity Brands, Inc.	66,119

	Industrial Conglomerates — 1.0%
804	Roper Technologies, Inc.	152,610

	Road & Rail — 0.3%
543	Kansas City Southern	40,523

	Total Industrials	994,220

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Information Technology — 34.3%
	Electronic Equipment, Instruments & Components — 0.7%
2,097	Amphenol Corp., Class A	109,511

	Internet Software & Services — 12.6%
1,146	Alphabet, Inc., Class C (a)	869,420
31	Baidu, Inc., (China), ADR (a)	5,917
8,530	Facebook, Inc., Class A (a)	892,760
570	LinkedIn Corp., Class A (a)	128,341
580	VeriSign, Inc. (a)	50,634

		1,947,072

	IT Services — 9.5%
174	Alliance Data Systems Corp. (a)	48,068
2,094	Cognizant Technology Solutions Corp., Class A (a)	125,682
6,181	MasterCard, Inc., Class A	601,802
2,007	Vantiv, Inc., Class A (a)	95,167
7,722	Visa, Inc., Class A	598,864

		1,469,583

	Semiconductors & Semiconductor Equipment — 3.3%
304	ARM Holdings plc, (United Kingdom), ADR	13,762
862	ASML Holding N.V., (Netherlands)	76,553
2,199	Avago Technologies Ltd., (Singapore)	319,214
1,185	NXP Semiconductors N.V., (Netherlands) (a)	99,794

		509,323

	Software — 4.8%
2,921	Activision Blizzard, Inc.	113,056
2,961	Adobe Systems, Inc. (a)	278,147
3,740	salesforce.com, Inc. (a)	293,232
469	ServiceNow, Inc. (a)	40,596
452	Splunk, Inc. (a)	26,606

		751,637

	Technology Hardware, Storage & Peripherals — 3.4%
4,983	Apple, Inc.	524,551

	Total Information Technology	5,311,677

	Materials — 4.8%
	Chemicals — 4.8%
1,400	Ecolab, Inc.	160,132
2,168	LyondellBasell Industries N.V., Class A	188,356
1,342	PPG Industries, Inc.	132,646
991	Sherwin-Williams Co. (The)	257,289

	Total Materials	738,423

	Total Common Stocks (Cost $9,764,204)	15,455,035

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.5%
	Investment Company — 2.5%
393,464	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $393,464)	393,464

	Total Investments — 102.4% (Cost $10,157,668)	15,848,499
	Liabilities in Excess of Other Assets — (2.4)%	(377,935)

	NET ASSETS — 100.0%	$15,470,564

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 19.9%
	Auto Components — 0.4%
59	Magna International, Inc., (Canada)	2,385

	Automobiles — 4.9%
750	Ford Motor Co.	10,562
736	General Motors Co.	25,021

		35,583

	Hotels, Restaurants & Leisure — 0.6%
44	Royal Caribbean Cruises Ltd.	4,494

	Household Durables — 6.2%
122	D.R. Horton, Inc.	3,898
144	Harman International Industries, Inc.	13,528
64	Jarden Corp. (a)	3,673
545	PulteGroup, Inc.	9,719
43	Taylor Morrison Home Corp., Class A (a)	693
268	Toll Brothers, Inc. (a)	8,914
27	Whirlpool Corp.	3,995

		44,420

	Media — 2.0%
13	Charter Communications, Inc., Class A (a)	2,362
39	DISH Network Corp., Class A (a)	2,213
53	Time Warner, Inc.	3,408
243	Twenty-First Century Fox, Inc., Class A	6,589

		14,572

	Multiline Retail — 0.3%
49	Kohl’s Corp.	2,339

	Specialty Retail — 3.7%
105	AutoNation, Inc. (a)	6,288
604	Best Buy Co., Inc.	18,401
35	Murphy USA, Inc. (a)	2,108

		26,797

	Textiles, Apparel & Luxury Goods — 1.8%
82	Coach, Inc.	2,687
62	Michael Kors Holdings Ltd., (United Kingdom) (a)	2,464
108	PVH Corp.	7,932

		13,083

	Total Consumer Discretionary	143,673

	Consumer Staples — 1.1%
	Beverages — 0.5%
39	Molson Coors Brewing Co., Class B	3,673

	Food Products — 0.6%
44	Keurig Green Mountain, Inc.	3,995

	Total Consumer Staples	7,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.4%
	Energy Equipment & Services — 0.2%
157	Noble Corp. plc, (United Kingdom)	1,653

	Oil, Gas & Consumable Fuels — 7.2%
63	Chevron Corp.	5,658
66	EOG Resources, Inc.	4,665
51	EQT Corp.	2,664
256	Exxon Mobil Corp.	19,946
179	Occidental Petroleum Corp.	12,089
58	PBF Energy, Inc., Class A	2,142
22	Pioneer Natural Resources Co.	2,721
83	Suncor Energy, Inc., (Canada)	2,149

		52,034

	Total Energy	53,687

	Financials — 26.1%
	Banks — 14.0%
764	Bank of America Corp.	12,863
323	BB&T Corp.	12,209
437	Citigroup, Inc.	22,632
920	KeyCorp	12,136
34	M&T Bank Corp.	4,120
8	SVB Financial Group (a)	963
161	U.S. Bancorp	6,883
536	Wells Fargo & Co.	29,135

		100,941

	Capital Markets — 2.9%
214	Charles Schwab Corp. (The)	7,047
40	Goldman Sachs Group, Inc. (The)	7,191
142	Morgan Stanley	4,523
61	TD Ameritrade Holding Corp.	2,121

		20,882

	Consumer Finance — 0.2%
99	Ally Financial, Inc. (a)	1,840

	Insurance — 7.6%
194	ACE Ltd., (Switzerland)	22,663
61	Allstate Corp. (The)	3,756
95	Arthur J. Gallagher & Co.	3,885
379	MetLife, Inc.	18,278
14	RenaissanceRe Holdings Ltd., (Bermuda)	1,630
115	XL Group plc, (Ireland)	4,506

		54,718

	Real Estate Investment Trusts (REITs) — 1.1%
220	Host Hotels & Resorts, Inc.	3,372
79	LaSalle Hotel Properties	1,987

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
87	Liberty Property Trust	2,711

		8,070

	Real Estate Management & Development — 0.1%
55	St. Joe Co. (The) (a)	1,009

	Thrifts & Mortgage Finance — 0.2%
76	BofI Holding, Inc. (a)	1,606

	Total Financials	189,066

	Health Care — 13.8%
	Biotechnology — 0.3%
62	Baxalta, Inc.	2,424

	Health Care Equipment & Supplies — 1.0%
163	Abbott Laboratories	7,298

	Health Care Providers & Services — 5.2%
161	Aetna, Inc.	17,450
16	Anthem, Inc.	2,259
47	Cigna Corp.	6,848
61	Humana, Inc.	10,877

		37,434

	Life Sciences Tools & Services — 1.4%
71	Thermo Fisher Scientific, Inc.	10,010

	Pharmaceuticals — 5.9%
20	Allergan plc (a)	6,281
45	Johnson & Johnson	4,632
118	Merck & Co., Inc.	6,213
45	Mylan N.V. (a)	2,428
31	Perrigo Co. plc, (Ireland)	4,486
568	Pfizer, Inc.	18,325

		42,365

	Total Health Care	99,531

	Industrials — 9.1%
	Aerospace & Defense — 2.3%
122	Embraer S.A., (Brazil), ADR	3,607
24	General Dynamics Corp.	3,255
41	L-3 Communications Holdings, Inc.	4,948
38	Raytheon Co.	4,682

		16,492

	Airlines — 3.8%
79	Delta Air Lines, Inc.	3,994
178	Southwest Airlines Co.	7,678
217	Spirit Airlines, Inc. (a)	8,655
120	United Continental Holdings, Inc. (a)	6,882

		27,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.2%
34	Eaton Corp. plc	1,754

	Machinery — 2.8%
112	Allison Transmission Holdings, Inc.	2,910
52	Ingersoll-Rand plc	2,875
313	PACCAR, Inc.	14,822

		20,607

	Total Industrials	66,062

	Information Technology — 9.0%
	Communications Equipment — 0.9%
21	Harris Corp.	1,790
103	QUALCOMM, Inc.	5,138

		6,928

	Electronic Equipment, Instruments & Components — 0.8%
90	TE Connectivity Ltd., (Switzerland)	5,841

	Internet Software & Services — 0.9%
187	Yahoo!, Inc. (a)	6,206

	Semiconductors & Semiconductor Equipment — 4.2%
55	Avago Technologies Ltd., (Singapore)	7,911
148	Broadcom Corp., Class A	8,552
98	Lam Research Corp.	7,799
179	Marvell Technology Group Ltd., (Bermuda)	1,574
25	NXP Semiconductors N.V., (Netherlands) (a)	2,106
43	Qorvo, Inc. (a)	2,189

		30,131

	Software — 1.1%
142	Microsoft Corp.	7,878

	Technology Hardware, Storage & Peripherals — 1.1%
23	Apple, Inc.	2,368
159	EMC Corp.	4,081
126	HP, Inc.	1,492

		7,941

	Total Information Technology	64,925

	Materials — 3.3%
	Chemicals — 1.7%
59	Albemarle Corp.	3,282
104	Axiall Corp.	1,596
73	Dow Chemical Co. (The)	3,764
52	Eastman Chemical Co.	3,524

		12,166

	Containers & Packaging — 0.5%
76	WestRock Co.	3,476

	Metals & Mining — 1.1%
662	Norsk Hydro ASA, (Norway), ADR	2,493

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — continued
25	Reliance Steel & Aluminum Co.	1,419
126	Rio Tinto plc, (United Kingdom), ADR	3,681
81	United States Steel Corp.	647

		8,240

	Total Materials	23,882

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 1.9%
405	AT&T, Inc.	13,939

	Wireless Telecommunication Services — 0.4%
72	T-Mobile US, Inc. (a)	2,826

	Total Telecommunication Services	16,765

	Utilities — 5.7%
	Electric Utilities — 4.7%
62	American Electric Power Co., Inc.	3,630
51	Duke Energy Corp.	3,627
181	Edison International	10,735
63	NextEra Energy, Inc.	6,587
261	Xcel Energy, Inc.	9,383

		33,962

	Gas Utilities — 0.6%
72	AGL Resources, Inc.	4,594

	Multi-Utilities — 0.4%
54	WEC Energy Group, Inc.	2,781

	Total Utilities	41,337

	Total Common Stocks (Cost $641,990)	706,596

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
36	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
27,932	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $27,932)	27,932

	Total Investments — 101.6% (Cost $669,922)	734,528
	Liabilities in Excess of Other Assets — (1.6)%	(11,721)

	NET ASSETS — 100.0%	$722,807

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 15.4%
	Auto Components — 0.3%
367	Delphi Automotive plc, (United Kingdom)	31,466

	Automobiles — 1.5%
3,109	Ford Motor Co.	43,805
4,522	General Motors Co.	153,810

		197,615

	Hotels, Restaurants & Leisure — 0.9%
282	Carnival Corp.	15,380
27	Chipotle Mexican Grill, Inc. (a)	12,951
554	Royal Caribbean Cruises Ltd.	56,029
504	Yum! Brands, Inc.	36,796

		121,156

	Household Durables — 1.7%
1,641	D.R. Horton, Inc.	52,572
778	Harman International Industries, Inc.	73,320
92	Mohawk Industries, Inc. (a)	17,463
1,163	PulteGroup, Inc.	20,727
1,432	Toll Brothers, Inc. (a)	47,700
59	Whirlpool Corp.	8,703

		220,485

	Internet & Catalog Retail — 1.8%
357	Amazon.com, Inc. (a)	241,162

	Media — 5.0%
1,320	CBS Corp. (Non-Voting), Class B	62,194
401	Charter Communications, Inc., Class A (a)	73,442
1,243	Comcast Corp., Class A	70,166
1,298	DISH Network Corp., Class A (a)	74,213
103	Time Warner Cable, Inc.	19,054
2,641	Time Warner, Inc.	170,811
295	Time, Inc.	4,629
4,528	Twenty-First Century Fox, Inc., Class A	122,974
821	Twenty-First Century Fox, Inc., Class B	22,342
430	Walt Disney Co. (The)	45,144

		664,969

	Specialty Retail — 3.7%
952	Best Buy Co., Inc.	28,979
360	Home Depot, Inc. (The)	47,674
3,849	Lowe’s Cos., Inc.	292,690
417	Tiffany & Co.	31,819
1,272	TJX Cos., Inc. (The)	90,189

		491,351

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.5%
79	lululemon athletica, Inc., (Canada) (a)	4,158
228	Ralph Lauren Corp.	25,466
534	V.F. Corp.	33,267

		62,891

	Total Consumer Discretionary	2,031,095

	Consumer Staples — 6.1%
	Beverages — 2.7%
1,842	Coca-Cola Co. (The)	79,141
169	Constellation Brands, Inc., Class A	24,007
1,193	Molson Coors Brewing Co., Class B	112,017
1,388	PepsiCo, Inc.	138,699

		353,864

	Food & Staples Retailing — 0.9%
579	Costco Wholesale Corp.	93,439
607	Kroger Co. (The)	25,384

		118,823

	Food Products — 0.9%
174	Hershey Co. (The)	15,523
2,375	Mondelez International, Inc., Class A	106,516

		122,039

	Household Products — 1.1%
175	Colgate-Palmolive Co.	11,660
453	Kimberly-Clark Corp.	57,705
954	Procter & Gamble Co. (The)	75,740

		145,105

	Tobacco — 0.5%
770	Philip Morris International, Inc.	67,649

	Total Consumer Staples	807,480

	Energy — 6.3%
	Energy Equipment & Services — 0.2%
259	Baker Hughes, Inc.	11,975
300	Schlumberger Ltd.	20,916

		32,891

	Oil, Gas & Consumable Fuels — 6.1%
103	Anadarko Petroleum Corp.	5,018
2,346	Cabot Oil & Gas Corp.	41,501
1,469	Chevron Corp.	132,149
3,110	Columbia Pipeline Group, Inc.	62,201
220	Concho Resources, Inc. (a)	20,431
323	Diamondback Energy, Inc.(a)	21,590
125	Energen Corp.	5,111
1,139	EOG Resources, Inc.	80,658

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
1,231	EQT Corp.	64,171
315	Exxon Mobil Corp.	24,567
237	Hess Corp.	11,486
212	Marathon Petroleum Corp.	10,973
3,068	Occidental Petroleum Corp.	207,458
611	Pioneer Natural Resources Co.	76,620
530	Valero Energy Corp.	37,506

		801,440

	Total Energy	834,331

	Financials — 17.0%
	Banks — 6.7%
11,840	Bank of America Corp.	199,269
464	BB&T Corp.	17,543
3,432	Citigroup, Inc.	177,596
301	East West Bancorp, Inc.	12,517
1,976	KeyCorp	26,057
383	SunTrust Banks, Inc.	16,410
420	SVB Financial Group (a)	49,947
7,111	Wells Fargo & Co.	386,581

		885,920

	Capital Markets — 4.1%
341	Ameriprise Financial, Inc.	36,312
286	BlackRock, Inc.	97,364
3,307	Charles Schwab Corp. (The)	108,886
411	Goldman Sachs Group, Inc. (The)	74,055
977	Invesco Ltd.	32,697
6,176	Morgan Stanley	196,454
141	TD Ameritrade Holding Corp.	4,884

		550,652

	Consumer Finance — 0.6%
1,326	Discover Financial Services	71,088
119	Synchrony Financial (a)	3,628

		74,716

	Diversified Financial Services — 0.6%
296	Intercontinental Exchange, Inc.	75,959

	Insurance — 4.0%
2,166	ACE Ltd., (Switzerland)	253,046
518	American International Group, Inc.	32,097
1,282	Arthur J. Gallagher & Co.	52,489
1,191	Marsh & McLennan Cos., Inc.	66,031
2,447	MetLife, Inc.	117,969
144	XL Group plc, (Ireland)	5,647

		527,279

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.0%
29	Alexandria Real Estate Equities, Inc.	2,605
156	AvalonBay Communities, Inc.	28,729
64	Boston Properties, Inc.	8,161
191	General Growth Properties, Inc.	5,200
38	Kilroy Realty Corp.	2,394
127	Kimco Realty Corp.	3,371
1,413	Prologis, Inc.	60,633
53	Simon Property Group, Inc.	10,339
45	SL Green Realty Corp.	5,130
75	Vornado Realty Trust	7,486

		134,048

	Total Financials	2,248,574

	Health Care — 15.8%
	Biotechnology — 4.8%
478	Alexion Pharmaceuticals, Inc. (a)	91,118
357	Biogen, Inc. (a)	109,292
331	BioMarin Pharmaceutical, Inc. (a)	34,628
1,486	Celgene Corp. (a)	177,905
927	Gilead Sciences, Inc.	93,819
141	Incyte Corp. (a)	15,270
858	Vertex Pharmaceuticals, Inc. (a)	107,919

		629,951

	Health Care Equipment & Supplies — 0.5%
804	Abbott Laboratories	36,119
1,787	Boston Scientific Corp. (a)	32,949

		69,068

	Health Care Providers & Services — 3.9%
1,083	Aetna, Inc.	117,131
527	Humana, Inc.	94,013
491	McKesson Corp.	96,884
1,812	UnitedHealth Group, Inc.	213,126

		521,154

	Life Sciences Tools & Services — 0.6%
413	Illumina, Inc. (a)	79,329

	Pharmaceuticals — 6.0%
675	Allergan plc (a)	210,988
2,374	Bristol-Myers Squibb Co.	163,328
2,056	Eli Lilly & Co.	173,196
6,104	Pfizer, Inc.	197,036
413	Valeant Pharmaceuticals International, Inc. (a)	42,032

		786,580

	Total Health Care	2,086,082

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 9.7%
	Aerospace & Defense — 3.6%
20	General Dynamics Corp.	2,737
2,091	Honeywell International, Inc.	216,607
355	L-3 Communications Holdings, Inc.	42,396
301	Northrop Grumman Corp.	56,767
302	Raytheon Co.	37,577
1,257	United Technologies Corp.	120,793

		476,877

	Airlines — 1.2%
592	Delta Air Lines, Inc.	30,029
40	Spirit Airlines, Inc. (a)	1,608
2,303	United Continental Holdings, Inc. (a)	131,963

		163,600

	Building Products — 0.8%
317	Allegion plc, (Ireland)	20,928
364	Fortune Brands Home & Security, Inc.	20,176
65	Lennox International, Inc.	8,163
1,967	Masco Corp.	55,663

		104,930

	Commercial Services & Supplies — 0.0% (g)
73	Tyco International plc	2,331

	Construction & Engineering — 0.3%
833	Fluor Corp.	39,355

	Electrical Equipment — 0.3%
489	Eaton Corp. plc	25,471
262	Sensata Technologies Holding N.V. (a)	12,060

		37,531

	Industrial Conglomerates — 0.8%
3,533	General Electric Co.	110,055

	Machinery — 1.4%
388	Ingersoll-Rand plc	21,428
1,684	PACCAR, Inc.	79,811
56	SPX FLOW, Inc. (a)	1,552
716	Stanley Black & Decker, Inc.	76,382
97	WABCO Holdings, Inc. (a)	9,874

		189,047

	Road & Rail — 1.2%
129	Canadian Pacific Railway Ltd., (Canada)	16,450
1,250	CSX Corp.	32,442
41	Kansas City Southern	3,070
144	Norfolk Southern Corp.	12,144
1,183	Union Pacific Corp.	92,539

		156,645

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.1%
142	AerCap Holdings N.V., (Netherlands) (a)	6,120

	Total Industrials	1,286,491

	Information Technology — 23.0%
	Electronic Equipment, Instruments & Components — 0.6%
1,249	TE Connectivity Ltd., (Switzerland)	80,668

	Internet Software & Services — 4.9%
184	Alphabet, Inc., Class A (a)	143,187
378	Alphabet, Inc., Class C (a)	287,023
2,066	Facebook, Inc., Class A (a)	216,192

		646,402

	IT Services — 4.1%
1,720	Accenture plc, (Ireland), Class A	179,737
1,165	Cognizant Technology Solutions Corp., Class A (a)	69,920
1,108	Fidelity National Information Services, Inc.	67,148
400	MasterCard, Inc., Class A	38,938
2,390	Visa, Inc., Class A	185,345
22	WEX, Inc. (a)	1,966

		543,054

	Semiconductors & Semiconductor Equipment — 5.3%
1,785	Avago Technologies Ltd., (Singapore)	259,081
928	Broadcom Corp., Class A	53,633
80	KLA-Tencor Corp.	5,573
2,583	Lam Research Corp.	205,153
807	Marvell Technology Group Ltd., (Bermuda)	7,121
1,034	NXP Semiconductors N.V., (Netherlands) (a)	87,099
28	Qorvo, Inc. (a)	1,428
1,577	Texas Instruments, Inc.	86,416

		705,504

	Software — 4.3%
1,080	Adobe Systems, Inc. (a)	101,496
7,842	Microsoft Corp.	435,064
664	Oracle Corp.	24,273

		560,833

	Technology Hardware, Storage & Peripherals — 3.8%
4,140	Apple, Inc.	435,820
1,578	Hewlett Packard Enterprise Co.	23,990
3,124	HP, Inc.	36,985

		496,795

	Total Information Technology	3,033,256

	Materials — 2.3%
	Chemicals — 1.1%
75	Albemarle Corp.	4,213
674	Axiall Corp.	10,374

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
246	CF Industries Holdings, Inc.	10,037
500	Dow Chemical Co. (The)	25,763
841	E.I. du Pont de Nemours & Co.	56,019
1,159	Mosaic Co. (The)	31,979
26	Sherwin-Williams Co. (The)	6,685

		145,070

	Construction Materials — 0.5%
253	Martin Marietta Materials, Inc.	34,582
296	Vulcan Materials Co.	28,108

		62,690

	Containers & Packaging — 0.4%
1,043	Crown Holdings, Inc. (a)	52,893
56	Silgan Holdings, Inc.	2,988
33	WestRock Co.	1,521

		57,402

	Metals & Mining — 0.3%
346	Nucor Corp.	13,926
3,550	United States Steel Corp.	28,333

		42,259

	Total Materials	307,421

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
2,682	AT&T, Inc.	92,292

	Wireless Telecommunication Services — 0.2%
792	T-Mobile US, Inc. (a)	30,991

	Total Telecommunication Services	123,283

	Utilities — 2.0%
	Electric Utilities — 1.7%
429	American Electric Power Co., Inc.	24,998
1,172	Edison International	69,415
456	NextEra Energy, Inc.	47,362
1,885	PPL Corp.	64,340
515	Xcel Energy, Inc.	18,501

		224,616

	Multi-Utilities — 0.3%
1,010	CMS Energy Corp.	36,457
112	NiSource, Inc.	2,193

		38,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.0% (g)
57	American Water Works Co., Inc.	3,384

	Total Utilities	266,650

	Total Common Stocks (Cost $10,108,027)	13,024,663

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
24	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
188,412	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $188,412)	188,412

	Total Investments — 99.9% (Cost $10,296,439)	13,213,075
	Other Assets in Excess of Liabilities — 0.1% (c)	11,852

	NET ASSETS — 100.0%	$13,224,927

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
971	E-mini S&P 500	03/18/16	USD	$98,819	$1,137

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of the security is segregated for options written.

The following approximates the aggregate amount of securities segregated for options written (amounts in thousands):

Fund	Value
Hedged Equity Fund	$108,413

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$8,092,522	$350,122		$82,083
Investments in affiliates, at value	104,343	20,149		2,762

Total investment securities, at value	8,196,865	370,271		84,845
Receivables:
Investment securities sold	17,370	2,981		74
Fund shares sold	4,107	751		6
Dividends from non-affiliates	10,056	122		34
Dividends from affiliates	20	3		—	(a)

Total Assets	8,228,418	374,128		84,959

LIABILITIES:
Payables:
Investment securities purchased	36,098	—		1,215
Fund shares redeemed	25,289	187		30
Variation margin on futures contracts	1,064	—		—
Accrued liabilities:
Investment advisory fees	1,708	558		40
Administration fees	569	18		1
Distribution fees	125	19		1
Shareholder servicing fees	134	38		18
Custodian and accounting fees	43	10		3
Trustees’ and Chief Compliance Officer’s fees	7	—	(a)	—	(a)
Other	214	51		15

Total Liabilities	65,251	881		1,323

Net Assets	$8,163,167	$373,247		$83,636

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$8,045,698	$293,940	$75,114
Accumulated undistributed (distributions in excess of) net investment income	339	(1,278)	(16)
Accumulated net realized gains (losses)	(362,752)	(5,956)	(291)
Net unrealized appreciation (depreciation)	479,882	86,541	8,829

Total Net Assets	$8,163,167	$373,247	$83,636

Net Assets:
Class A	$573,559	$56,427	$1,796
Class C	—	12,565	962
Class R5	—	242,738	—
Class R6	6,503,860	—	—
Institutional Class	796,569	—	—
Select Class	289,179	61,517	80,878

Total	$8,163,167	$373,247	$83,636

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,400	2,176	73
Class C	—	505	40
Class R5	—	9,023	—
Class R6	297,233	—	—
Institutional Class	36,412	—	—
Select Class	13,201	2,324	3,270

Net Asset Value (a):
Class A — Redemption price per share	$21.73	$25.93	$24.56
Class C — Offering price per share (b)	—	24.89	24.06
Class R5 — Offering and redemption price per share	—	26.90	—
Class R6 — Offering and redemption price per share	21.88	—	—
Institutional Class — Offering and redemption price per share	21.88	—	—
Select Class — Offering and redemption price per share	21.91	26.47	24.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.93	$27.37	$25.92

Cost of investments in non-affiliates	$7,614,022	$263,581	$73,254
Cost of investments in affiliates	104,343	20,149	2,762

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$10,275,373		$499,578		$255,614
Investments in affiliates, at value	258,280		38,313		1,057

Total investment securities, at value	10,533,653		537,891		256,671
Cash	—		—		4
Receivables:
Investment securities sold	—		—		13,260
Fund shares sold	95,149		281		1,948
Dividends from non-affiliates	28,577		879		353
Dividends from affiliates	30		2		—	(a)

Total Assets	10,657,409		539,053		272,236

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—
Investment securities purchased	—		33,330		12,569
Fund shares redeemed	222,842		1,457		198
Variation margin on futures contracts	—		—		15
Outstanding options written, at fair value	—		—		3,623
Accrued liabilities:
Investment advisory fees	3,561		163		38
Administration fees	737		34		8
Distribution fees	1,431		120		22
Shareholder servicing fees	1,516		79		45
Custodian and accounting fees	90		8		14
Trustees’ and Chief Compliance Officer’s fees	27		—	(a)	—
Other	1,126		107		72

Total Liabilities	231,330		35,298		16,604

Net Assets	$10,426,079		$503,755		$255,632

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$8,982,520	$372,184		$256,130
Accumulated undistributed (distributions in excess of) net investment income	990	(169)		1
Accumulated net realized gains (losses)	(32,979)	7,978		(11,594)
Net unrealized appreciation (depreciation)	1,475,548	123,762		11,095

Total Net Assets	$10,426,079	$503,755		$255,632

Net Assets:
Class A	$3,082,651	$441,903		$81,098
Class C	1,173,291	25,223		7,767
Class R2	64,164	19		—
Class R5	499,230	19		21
Class R6	1,334,578	19		20
Select Class	4,272,165	36,572		166,726

Total	$10,426,079	$503,755		$255,632

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	230,478	10,553		5,068
Class C	89,003	659		487
Class R2	4,809	1		—
Class R5	36,766	—	(a)	1
Class R6	98,345	—	(a)	1
Select Class	314,726	834		10,399

Net Asset Value (b):
Class A — Redemption price per share	$13.38	$41.88		$16.00
Class C — Offering price per share (c)	13.18	38.30		15.95
Class R2 — Offering and redemption price per share	13.34	42.04		—
Class R5 — Offering and redemption price per share	13.58	44.07		16.05
Class R6 — Offering and redemption price per share	13.57	44.07		16.05
Select Class — Offering and redemption price per share	13.57	43.83		16.03
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.12	$44.20		$16.89

Cost of investments in non-affiliates	$8,799,825	$375,816		$244,529
Cost of investments in affiliates	258,280	38,313		1,057
Premiums received from options written	—	—		3,615

(a)	Amount rounds to less than 1,000 shares.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund		Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$15,455,035		$706,596	$13,024,663
Investments in affiliates, at value	393,464		27,932	188,412

Total investment securities, at value	15,848,499		734,528	13,213,075
Cash	—	(a)	18	10
Deposits at broker for futures contracts	—		—	3,497
Receivables:
Investment securities sold	—		—	15,500
Fund shares sold	44,944		309	42,278
Dividends from non-affiliates	2,892		1,352	15,569
Dividends from affiliates	61		4	17
Variation margin on futures contracts	—		—	452

Total Assets	15,896,396		736,211	13,290,398

LIABILITIES:
Payables:
Investment securities purchased	—		12,706	36,431
Fund shares redeemed	412,214		268	21,462
Accrued liabilities:
Investment advisory fees	6,647		243	4,468
Administration fees	1,105		50	922
Distribution fees	1,506		30	564
Shareholder servicing fees	1,146		5	431
Custodian and accounting fees	207		20	159
Trustees’ and Chief Compliance Officer’s fees	37		1	1
Other	2,970		81	1,033

Total Liabilities	425,832		13,404	65,471

Net Assets	$15,470,564		$722,807	$13,224,927

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,733,248	$668,880	$10,585,444
Accumulated undistributed (distributions in excess of) net investment income	(12,849)	67	395
Accumulated net realized gains (losses)	59,334	(10,746)	(278,685)
Net unrealized appreciation (depreciation)	5,690,831	64,606	2,917,773

Total Net Assets	$15,470,564	$722,807	$13,224,927

Net Assets:
Class A	$4,722,730	$91,684	$1,426,621
Class C	644,083	15,130	281,934
Class R2	219,992	2,933	194,007
Class R5	1,406,513	2,190	929,652
Class R6	3,614,233	592,318	4,545,278
Institutional Class	—	—	4,754,046
Select Class	4,863,013	18,552	1,093,389

Total	$15,470,564	$722,807	$13,224,927

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	133,130	7,217	103,646
Class C	21,192	1,231	21,012
Class R2	6,313	232	14,193
Class R5	39,094	174	67,323
Class R6	100,153	47,203	328,730
Institutional Class	—	—	344,438
Select Class	136,592	1,479	79,270

Net Asset Value (a):
Class A — Redemption price per share	$35.47	$12.70	$13.76
Class C — Offering price per share (b)	30.39	12.29	13.42
Class R2 — Offering and redemption price per share	34.85	12.63	13.67
Class R5 — Offering and redemption price per share	35.98	12.62	13.81
Class R6 — Offering and redemption price per share	36.09	12.55	13.83
Institutional Class — Offering and redemption price per share	—	—	13.80
Select Class — Offering and redemption price per share	35.60	12.54	13.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.44	$13.40	$14.52

Cost of investments in non-affiliates	$9,764,204	$641,990	$10,108,027
Cost of investments in affiliates	393,464	27,932	188,412

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$13	$—	$—
Dividend income from non-affiliates	77,939	1,037	474
Dividend income from affiliates	67	8	1

Total investment income	78,019	1,045	475

EXPENSES:
Investment advisory fees	10,269	1,086	281
Administration fees	3,362	148	35
Distribution fees:
Class A	683	60	2
Class C	—	38	3
Shareholder servicing fees:
Class A	683	60	2
Class C	—	12	1
Class R5	—	20	—
Institutional Class	405	—	—
Select Class	362	281	105
Custodian and accounting fees	90	14	7
Professional fees	74	16	22
Trustees’ and Chief Compliance Officer’s fees	31	1	—	(a)
Printing and mailing costs	117	10	2
Registration and filing fees	103	40	27
Transfer agent fees (See Note 2.E)	46	10	2
Sub-transfer agent fees (See Note 2.E)	564	56	1
Other	23	5	4

Total expenses	16,812	1,857	494

Less fees waived	(676)	(137)	(60)

Net expenses	16,136	1,720	434

Net investment income (loss)	61,883	(675)	41

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(289,424)	(1,318)	175
Futures	(15,568)	—	—

Net realized gain (loss)	(304,992)	(1,318)	175

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(138,633)	15,551	1,414
Futures	1,826	—	—

Change in net unrealized appreciation/depreciation	(136,807)	15,551	1,414

Net realized/unrealized gains (losses)	(441,799)	14,233	1,589

Change in net assets resulting from operations	$(379,916)	$13,558	$1,630

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$1
Dividend income from non-affiliates	149,354	5,760	2,359
Dividend income from affiliates	159	4	2

Total investment income	149,513	5,764	2,362

EXPENSES:
Investment advisory fees	20,827	974	297
Administration fees	4,262	199	97
Distribution fees:
Class A	3,811	537	100
Class C	4,359	93	24
Class R2	150	14	—
Shareholder servicing fees:
Class A	3,811	537	100
Class C	1,453	31	8
Class R2 (a)	75	7	—
Class R5 (a)	136	1	— (b)
Select Class	5,724	41	189
Custodian and accounting fees	130	14	26
Professional fees	74	23	40
Trustees’ and Chief Compliance Officer’s fees	58	2	— (b)
Printing and mailing costs	277	22	6
Registration and filing fees	338	12	43
Transfer agent fees (See Note 2.E)	157	115	6
Sub-transfer agent fees (See Note 2.E)	3,173	113	78
Other	51	4	3

Total expenses	48,866	2,739	1,017

Less fees waived	(1,734)	(69)	(185)
Less expense reimbursements	(2)	—	— (b)

Net expenses	47,130	2,670	832

Net investment income (loss)	102,383	3,094	1,530

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	64	16,651	(11,854)
Futures	—	—	145
Options written	—	—	2,637

Net realized gain (loss)	64	16,651	(9,072)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(217,708)	(28,017)	3,507
Futures	—	—	38
Options written	—	—	(51)

Change in net unrealized appreciation/depreciation	(217,708)	(28,017)	3,494

Net realized/unrealized gains (losses)	(217,644)	(11,366)	(5,578)

Change in net assets resulting from operations	$(115,261)	$(8,272)	$(4,048)

(a)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(b)	Amount rounds to less than $1,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$57,443	$8,247	$113,384
Dividend income from affiliates	277	11	67

Total investment income	57,720	8,258	113,451

EXPENSES:
Investment advisory fees	39,609	1,482	25,878
Administration fees	6,483	303	5,295
Distribution fees:
Class A	5,852	117	1,774
Class C	2,342	55	997
Class R2	598	4	473
Shareholder servicing fees:
Class A	5,852	117	1,774
Class C	781	18	332
Class R2	299	2	236
Class R5	346	1	170
Institutional Class	—	—	2,411
Select Class	6,775	544	2,511
Custodian and accounting fees	208	24	206
Professional fees	76	22	75
Trustees’ and Chief Compliance Officer’s fees	88	— (a)	50
Printing and mailing costs	573	15	368
Registration and filing fees	238	41	194
Transfer agent fees (See Note 2.E)	319	41	168
Sub-transfer agent fees (See Note 2.E)	6,129	31	3,117
Other	100	8	49

Total expenses	76,668	2,825	46,078

Less fees waived	(6,465)	(115)	(3,434)
Less expense reimbursements	—	(1)	(9)

Net expenses	70,203	2,709	42,635

Net investment income (loss)	(12,483)	5,549	70,816

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	135,279	18,308	134,095
Futures	—	—	(3,684)

Net realized gain (loss)	135,279	18,308	130,411

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,768	(46,047)	(356,740)
Futures	—	—	1,840

Change in net unrealized appreciation/depreciation	13,768	(46,047)	(354,900)

Net realized/unrealized gains (losses)	149,047	(27,739)	(224,489)

Change in net assets resulting from operations	$136,564	$(22,190)	$(153,673)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$61,883	$73,373	$(675)	$(1,191)
Net realized gain (loss)	(304,992)	463,028	(1,318)	211
Change in net unrealized appreciation/depreciation	(136,807)	(65,993)	15,551	25,578

Change in net assets resulting from operations	(379,916)	470,408	13,558	24,598

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,136)	(2,861)	—	—
From net realized gains	(25,328)	(19,848)	(551)	(413)
Class C
From net realized gains	—	—	(123)	(111)
Class R5
From net realized gains	—	—	(2,408)	(1)
Class R6
From net investment income	(51,550)	(59,604)	—	—
From net realized gains	(271,746)	(266,822)	—	—
Institutional Class
From net investment income	(5,880)	(6,739)	—	—
From net realized gains	(34,112)	(32,068)	—	—
Select Class
From net investment income	(1,953)	(2,632)	—	—
From net realized gains	(12,537)	(15,846)	(615)	(4,260)

Total distributions to shareholders	(406,242)	(406,420)	(3,697)	(4,785)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,202,910	3,404,441	26,190	34,618

NET ASSETS:
Change in net assets	416,752	3,468,429	36,051	54,431
Beginning of period	7,746,415	4,277,986	337,196	282,765

End of period	$8,163,167	$7,746,415	$373,247	$337,196

Accumulated undistributed (distributions in excess of) net investment income	$339	$975	$(1,278)	$(603)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41	$116	$102,383	$175,624
Net realized gain (loss)	175	2,395	64	136,057
Change in net unrealized appreciation/depreciation	1,414	2,264	(217,708)	75,086

Change in net assets resulting from operations	1,630	4,775	(115,261)	386,767

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(28,213)	(50,416)
From net realized gains	(47)	(5)	(23,907)	(53,724)
Class B (b)
From net investment income	—	—	—	(41)
From net realized gains	—	—	—	(67)
Class C
From net investment income	—	—	(8,738)	(14,285)
From net realized gains	(26)	(4)	(9,180)	(18,697)
Class R2
From net investment income	—	—	(504)	(708)
From net realized gains	—	—	(492)	(817)
Class R5
From net investment income	—	—	(6,206)	(9,307)
From net realized gains	—	—	(4,298)	(7,581)
Class R6
From net investment income	—	—	(12,625)	(16,393)
From net realized gains	—	—	(9,559)	(13,082)
Select Class
From net investment income	(122)	(112)	(46,620)	(84,500)
From net realized gains	(2,128)	(492)	(33,778)	(77,081)

Total distributions to shareholders	(2,323)	(614)	(184,120)	(346,699)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	825	6,723	472,280	2,687,583

NET ASSETS:
Change in net assets	132	10,884	172,899	2,727,651
Beginning of period	83,504	72,620	10,253,180	7,525,529

End of period	$83,636	$83,504	$10,426,079	$10,253,180

Accumulated undistributed (distributions in excess of) net investment income	$(16)	$65	$990	$1,513

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,094	$6,236	$1,530	$1,504
Net realized gain (loss)	16,651	32,555	(9,072)	(2,468)
Change in net unrealized appreciation/depreciation	(28,017)	(14,988)	3,494	7,302

Change in net assets resulting from operations	(8,272)	23,803	(4,048)	6,338

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,834)	(5,313)	(443)	(594)
From net realized gains	(23,586)	(9,151)	—	—
Class B (a)
From net investment income	—	(13)	—	—
From net realized gains	—	(53)	—	—
Class C
From net investment income	(130)	(193)	(28)	(11)
From net realized gains	(1,528)	(427)	—	—
Class R2 (b)
From net realized gains	(1)	—	—	—
Class R5 (b)
From net investment income	—	—	— (c)	(5)
From net realized gains	(1)	—	—	—
Class R6 (b)
From net investment income	—	—	— (c)	(5)
From net realized gains	(1)	—	—	—
Select Class
From net investment income	(266)	(463)	(1,104)	(772)
From net realized gains	(1,738)	(660)	—	—

Total distributions to shareholders	(30,085)	(16,273)	(1,575)	(1,387)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	46,793	23,921	58,561	192,708

NET ASSETS:
Change in net assets	8,436	31,451	52,938	197,659
Beginning of period	495,319	463,868	202,694	5,035

End of period	$503,755	$495,319	$255,632	$202,694

Accumulated undistributed (distributions in excess of) net investment income	$(169)	$(33)	$1	$46

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,483)	$(19,868)	$5,549	$9,696
Net realized gain (loss)	135,279	827,611	18,308	102,268
Change in net unrealized appreciation/depreciation	13,768	1,414,740	(46,047)	(49,217)

Change in net assets resulting from operations	136,564	2,222,483	(22,190)	62,747

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(579)	(1,005)
From net realized gains	(204,092)	(85,875)	(10,979)	(13,856)
Class B (a)
From net investment income	—	—	—	(6)
From net realized gains	—	(133)	—	(230)
Class C
From net investment income	—	—	(60)	(88)
From net realized gains	(31,708)	(11,256)	(1,856)	(2,003)
Class R2
From net investment income	—	—	(14)	(7)
From net realized gains	(9,889)	(3,964)	(358)	(87)
Class R5
From net investment income	—	—	(17)	(61)
From net realized gains	(55,775)	(24,104)	(267)	(646)
Class R6
From net investment income	—	—	(3,184)	(341)
From net realized gains	(163,685)	(50,817)	(71,699)	(6,003)
Select Class
From net investment income	—	—	(1,601)	(8,298)
From net realized gains	(220,849)	(97,149)	(2,301)	(102,872)

Total distributions to shareholders	(685,998)	(273,298)	(92,915)	(135,503)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	376,348	(1,251,267)	86,564	(343)

NET ASSETS:
Change in net assets	(173,086)	697,918	(28,541)	(73,099)
Beginning of period	15,643,650	14,945,732	751,348	824,447

End of period	$15,470,564	$15,643,650	$722,807	$751,348

Accumulated undistributed (distributions in excess of) net investment income	$(12,849)	$(366)	$67	$(27)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	U.S. Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$70,816	$142,361
Net realized gain (loss)	130,411	943,140
Change in net unrealized appreciation/depreciation	(354,900)	(31,749)

Change in net assets resulting from operations	(153,673)	1,053,752

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,921)	(11,732)
From net realized gains	(69,017)	(101,441)
Class B (a)
From net investment income	—	(15)
From net realized gains	—	(335)
Class C
From net investment income	(533)	(1,049)
From net realized gains	(13,589)	(16,831)
Class R2
From net investment income	(578)	(1,082)
From net realized gains	(9,319)	(12,128)
Class R5
From net investment income	(4,478)	(6,071)
From net realized gains	(44,668)	(39,025)
Class R6
From net investment income	(24,754)	(35,475)
From net realized gains	(215,169)	(207,916)
Institutional Class
From net investment income	(27,483)	(57,166)
From net realized gains	(229,612)	(373,132)
Select Class
From net investment income	(7,940)	(27,032)
From net realized gains	(52,720)	(194,871)

Total distributions to shareholders	(705,781)	(1,085,301)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,472,378	1,863,908

NET ASSETS:
Change in net assets	612,924	1,832,359
Beginning of period	12,612,003	10,779,644

End of period	$13,224,927	$12,612,003

Accumulated undistributed (distributions in excess of) net investment income	$395	$1,266

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$244,443	$358,585	$19,194	$26,887
Distributions reinvested	28,418	22,668	538	402
Cost of shares redeemed	(130,513)	(108,252)	(3,458)	(6,767)

Change in net assets resulting from Class A capital transactions	$142,348	$273,001	$16,274	$20,522

Class C
Proceeds from shares issued	$—	$—	$4,557	$5,474
Distributions reinvested	—	—	101	84
Cost of shares redeemed	—	—	(1,162)	(1,468)

Change in net assets resulting from Class C capital transactions	$—	$—	$3,496	$4,090

Class R5
Proceeds from shares issued	$—	$—	$255,981	$—
Distributions reinvested	—	—	2,408	1
Cost of shares redeemed	—	—	(10,456)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$247,933	$1

Class R6
Proceeds from shares issued	$1,190,391	$2,411,314	$—	$—
Distributions reinvested	323,296	326,426	—	—
Cost of shares redeemed	(585,513)	(180,826)	—	—

Change in net assets resulting from Class R6 capital transactions	$928,174	$2,556,914	$—	$—

Institutional Class
Proceeds from shares issued	$166,683	$529,705	$—	$—
Distributions reinvested	30,612	35,134	—	—
Cost of shares redeemed	(120,667)	(160,633)	—	—

Change in net assets resulting from Institutional Class capital transactions	$76,628	$404,206	$—	$—

Select Class
Proceeds from shares issued	$88,663	$374,608	$21,049	$50,453
Distributions reinvested	13,629	7,520	177	3,771
Cost of shares redeemed	(46,532)	(211,808)	(262,739)	(44,219)

Change in net assets resulting from Select Class capital transactions	$55,760	$170,320	$(241,513)	$10,005

Total change in net assets resulting from capital transactions	$1,202,910	$3,404,441	$26,190	$34,618

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	10,673	14,944	745	1,094
Reinvested	1,324	985	21	17
Redeemed	(5,739)	(4,497)	(135)	(276)

Change in Class A Shares	6,258	11,432	631	835

Class C
Issued	—	—	183	232
Reinvested	—	—	4	4
Redeemed	—	—	(47)	(61)

Change in Class C Shares	—	—	140	175

Class R5
Issued	—	—	9,309	—
Reinvested	—	—	92	— (a)
Redeemed	—	—	(380)	—

Change in Class R5 Shares	—	—	9,021	— (a)

Class R6
Issued	51,057	99,461	—	—
Reinvested	14,959	14,056	—	—
Redeemed	(25,671)	(7,497)	—	—

Change in Class R6 Shares	40,345	106,020	—	—

Institutional Class
Issued	7,227	21,787	—	—
Reinvested	1,417	1,514	—	—
Redeemed	(5,228)	(6,635)	—	—

Change in Institutional Class Shares	3,416	16,666	—	—

Select Class
Issued	3,833	15,608	840	2,071
Reinvested	630	323	7	156
Redeemed	(2,039)	(8,625)	(9,715)	(1,772)

Change in Select Class Shares	2,424	7,306	(8,868)	455

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$755	$1,181	$587,879	$1,420,165
Distributions reinvested	47	6	49,619	99,766
Cost of shares redeemed	(420)	(194)	(481,645)	(887,735)
Conversion from Class B Shares	—	—	—	2,543

Change in net assets resulting from Class A capital transactions	$382	$993	$155,853	$634,739

Class B (a)
Proceeds from shares issued	$—	$—	$—	$255
Distributions reinvested	—	—	—	101
Cost of shares redeemed	—	—	—	(1,842)
Conversion to Class A Shares	—	—	—	(2,543)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(4,029)

Class C
Proceeds from shares issued	$196	$782	$148,417	$469,144
Distributions reinvested	26	4	14,871	27,318
Cost of shares redeemed	(119)	(62)	(115,658)	(142,759)

Change in net assets resulting from Class C capital transactions	$103	$724	$47,630	$353,703

Class R2
Proceeds from shares issued	$—	$—	$15,973	$38,187
Distributions reinvested	—	—	908	1,483
Cost of shares redeemed	—	—	(7,462)	(11,830)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$9,419	$27,840

Class R5
Proceeds from shares issued	$—	$—	$111,100	$289,715
Distributions reinvested	—	—	8,106	14,261
Cost of shares redeemed	—	—	(124,702)	(90,072)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(5,496)	$213,904

Class R6
Proceeds from shares issued	$—	$—	$626,870	$427,210
Distributions reinvested	—	—	20,360	26,378
Cost of shares redeemed	—	—	(138,069)	(143,972)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$509,161	$309,616

Select Class
Proceeds from shares issued	$11,308	$19,248	$658,521	$1,995,707
Distributions reinvested	118	41	52,606	97,011
Cost of shares redeemed	(11,086)	(14,283)	(955,414)	(940,908)

Change in net assets resulting from Select Class capital transactions	$340	$5,006	$(244,287)	$1,151,810

Total change in net assets resulting from capital transactions	$825	$6,723	$472,280	$2,687,583

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	29	49	43,516	102,541
Reinvested	2	— (a)	3,731	7,191
Redeemed	(17)	(8)	(35,725)	(63,788)
Conversion from Class B Shares	—	—	—	181

Change in Class A Shares	14	41	11,522	46,125

Class B (b)
Issued	—	—	—	19
Reinvested	—	—	—	7
Redeemed	—	—	—	(134)
Conversion to Class A Shares	—	—	—	(182)

Change in Class B Shares	—	—	—	(290)

Class C
Issued	8	33	11,150	34,111
Reinvested	1	— (a)	1,135	1,997
Redeemed	(5)	(3)	(8,679)	(10,411)

Change in Class C Shares	4	30	3,606	25,697

Class R2
Issued	—	—	1,183	2,750
Reinvested	—	—	69	107
Redeemed	—	—	(557)	(850)

Change in Class R2 Shares	—	—	695	2,007

Class R5
Issued	—	—	8,066	20,388
Reinvested	—	—	599	1,012
Redeemed	—	—	(9,155)	(6,358)

Change in Class R5 Shares	—	—	(490)	15,042

Class R6
Issued	—	—	45,228	30,221
Reinvested	—	—	1,503	1,872
Redeemed	—	—	(10,088)	(10,221)

Change in Class R6 Shares	—	—	36,643	21,872

Select Class
Issued	453	792	47,966	141,421
Reinvested	5	2	3,894	6,888
Redeemed	(442)	(584)	(69,209)	(66,629)

Change in Select Class Shares	16	210	(17,349)	81,680

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,482	$47,842	$28,692	$107,013
Distributions reinvested	25,408	13,884	443	594
Cost of shares redeemed	(29,791)	(55,510)	(38,947)	(17,993)
Conversion from Class B Shares	—	2,102	—	—

Change in net assets resulting from Class A capital transactions	$41,099	$8,318	$(9,812)	$89,614

Class B (a)
Proceeds from shares issued	$—	$130	$—	$—
Distributions reinvested	—	65	—	—
Cost of shares redeemed	—	(847)	—	—
Conversion to Class A Shares	—	(2,102)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,754)	$—	$—

Class C
Proceeds from shares issued	$3,550	$12,911	$5,110	$3,979
Distributions reinvested	1,476	554	28	10
Cost of shares redeemed	(2,307)	(3,566)	(637)	(621)

Change in net assets resulting from Class C capital transactions	$2,719	$9,899	$4,501	$3,368

Class R2 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R2 capital transactions	$21	$—	$—	$—

Class R5 (b)
Proceeds from shares issued	$20	$—	$4	$374
Distributions reinvested	1	—	— (c)	5
Cost of shares redeemed	—	—	(427)	—

Change in net assets resulting from Class R5 capital transactions	$21	$—	$(423)	$379

Class R6 (b)
Proceeds from shares issued	$20	$—	$—	$374
Distributions reinvested	1	—	— (c)	5
Cost of shares redeemed	—	—	(424)	—

Change in net assets resulting from Class R6 capital transactions	$21	$—	$(424)	$379

Select Class
Proceeds from shares issued	$8,019	$11,721	$114,216	$125,592
Distributions reinvested	1,717	962	1,079	755
Cost of shares redeemed	(6,824)	(4,225)	(50,576)	(27,379)

Change in net assets resulting from Select Class capital transactions	$2,912	$8,458	$64,719	$98,968

Total change in net assets resulting from capital transactions	$46,793	$23,921	$58,561	$192,708

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Growth and Income Fund			Hedged Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,054		1,044	1,789	6,659
Reinvested	614		308	28	36
Redeemed	(675)		(1,222)	(2,397)	(1,083)
Conversion from Class B Shares	—		45	—	—

Change in Class A Shares	993		175	(580)	5,612

Class B (a)
Issued	—		3	—	—
Reinvested	—		2	—	—
Redeemed	—		(20)	—	—
Conversion to Class A Shares	—		(46)	—	—

Change in Class B Shares	—		(61)	—	—

Class C
Issued	88		307	318	241
Reinvested	39		13	2	1
Redeemed	(57)		(85)	(40)	(38)

Change in Class C Shares	70		235	280	204

Class R2 (b)
Issued	1		—	—	—
Reinvested	—	(c)	—	—	—

Change in Class R2 Shares	1		—	—	—

Class R5 (b)
Issued	—	(c)	—	— (c)	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R5 Shares	—	(c)	—	(26)	24

Class R6 (b)
Issued	—	(c)	—	—	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R6 Shares	—	(c)	—	(26)	24

Select Class
Issued	179		248	7,097	7,719
Reinvested	40		20	68	46
Redeemed	(146)		(89)	(3,153)	(1,651)

Change in Select Class Shares	73		179	4,012	6,114

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$657,919	$1,015,188	$9,969	$12,794
Distributions reinvested	190,608	80,373	11,128	14,323
Cost of shares redeemed	(630,140)	(2,084,770)	(7,898)	(19,005)
Conversion from Class B Shares	—	6,138	—	1,111

Change in net assets resulting from Class A capital transactions	$218,387	$(983,071)	$13,199	$9,223

Class B (a)
Proceeds from shares issued	$—	$125	$—	$31
Distributions reinvested	—	131	—	226
Cost of shares redeemed	—	(2,472)	—	(923)
Conversion to Class A Shares	—	(6,138)	—	(1,111)

Change in net assets resulting from Class B capital transactions	$—	$(8,354)	$—	$(1,777)

Class C
Proceeds from shares issued	$99,496	$110,881	$3,104	$4,828
Distributions reinvested	22,387	7,502	1,659	1,882
Cost of shares redeemed	(49,989)	(107,204)	(1,536)	(2,807)

Change in net assets resulting from Class C capital transactions	$71,894	$11,179	$3,227	$3,903

Class R2
Proceeds from shares issued	$39,884	$78,590	$2,444	$669
Distributions reinvested	7,704	3,119	229	64
Cost of shares redeemed	(62,055)	(89,755)	(377)	(60)

Change in net assets resulting from Class R2 capital transactions	$(14,467)	$(8,046)	$2,296	$673

Class R5
Proceeds from shares issued	$373,422	$337,438	$285	$717
Distributions reinvested	52,449	22,865	143	515
Cost of shares redeemed	(367,835)	(549,243)	(2,210)	(843)

Change in net assets resulting from Class R5 capital transactions	$58,036	$(188,940)	$(1,782)	$389

Class R6
Proceeds from shares issued	$958,136	$723,964	$610,052	$5,285
Distributions reinvested	156,166	48,411	74,883	6,344
Cost of shares redeemed	(582,937)	(639,517)	(2,405)	(55,097)

Change in net assets resulting from Class R6 capital transactions	$531,365	$132,858	$682,530	$(43,468)

Select Class
Proceeds from shares issued	$618,736	$1,342,590	$17,003	$35,937
Distributions reinvested	160,552	69,462	3,395	110,461
Cost of shares redeemed	(1,268,155)	(1,618,945)	(633,304)	(115,684)

Change in net assets resulting from Select Class capital transactions	$(488,867)	$(206,893)	$(612,906)	$30,714

Total change in net assets resulting from capital transactions	$376,348	$(1,251,267)	$86,564	$(343)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	17,939	29,011	688	805
Reinvested	5,482	2,374	885	989
Redeemed	(17,139)	(59,974)	(553)	(1,211)
Conversion from Class B Shares	—	165	—	72

Change in Class A Shares	6,282	(28,424)	1,020	655

Class B (a)
Issued	—	4	—	2
Reinvested	—	4	—	16
Redeemed	—	(80)	—	(60)
Conversion to Class A Shares	—	(189)	—	(74)

Change in Class B Shares	—	(261)	—	(116)

Class C
Issued	3,177	3,633	226	319
Reinvested	751	255	137	134
Redeemed	(1,583)	(3,539)	(112)	(190)

Change in Class C Shares	2,345	349	251	263

Class R2
Issued	1,107	2,288	169	44
Reinvested	226	94	18	5
Redeemed	(1,712)	(2,626)	(27)	(4)

Change in Class R2 Shares	(379)	(244)	160	45

Class R5
Issued	10,131	9,542	22	46
Reinvested	1,488	669	11	36
Redeemed	(9,956)	(15,538)	(157)	(52)

Change in Class R5 Shares	1,663	(5,327)	(124)	30

Class R6
Issued	25,410	20,459	41,082	338
Reinvested	4,416	1,413	6,029	442
Redeemed	(15,909)	(18,258)	(187)	(3,591)

Change in Class R6 Shares	13,917	3,614	46,924	(2,811)

Select Class
Issued	16,886	38,845	1,221	2,280
Reinvested	4,602	2,047	266	7,737
Redeemed	(34,296)	(46,403)	(42,883)	(7,526)

Change in Select Class Shares	(12,808)	(5,511)	(41,396)	2,491

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$245,386	$467,436
Distributions reinvested	66,245	100,057
Cost of shares redeemed	(187,351)	(335,025)
Conversion from Class B Shares	—	3,680

Change in net assets resulting from Class A capital transactions	$124,280	$236,148

Class B (a)
Proceeds from shares issued	$—	$94
Distributions reinvested	—	331
Cost of shares redeemed	—	(1,044)
Conversion to Class A Shares	—	(3,680)

Change in net assets resulting from Class B capital transactions	$—	$(4,299)

Class C
Proceeds from shares issued	$59,545	$100,381
Distributions reinvested	13,028	16,229
Cost of shares redeemed	(25,809)	(35,992)

Change in net assets resulting from Class C capital transactions	$46,764	$80,618

Class R2
Proceeds from shares issued	$43,097	$73,014
Distributions reinvested	9,225	12,101
Cost of shares redeemed	(23,670)	(31,851)

Change in net assets resulting from Class R2 capital transactions	$28,652	$53,264

Class R5
Proceeds from shares issued	$536,346	$154,746
Distributions reinvested	44,531	37,556
Cost of shares redeemed	(98,615)	(134,896)

Change in net assets resulting from Class R5 capital transactions	$482,262	$57,406

Class R6
Proceeds from shares issued	$1,825,775	$798,670
Distributions reinvested	237,815	239,312
Cost of shares redeemed	(190,200)	(439,022)

Change in net assets resulting from Class R6 capital transactions	$1,873,390	$598,960

Institutional Class
Proceeds from shares issued	$549,387	$1,523,300
Distributions reinvested	227,792	381,848
Cost of shares redeemed	(635,034)	(1,111,795)

Change in net assets resulting from Institutional Class capital transactions	$142,145	$793,353

Select Class
Proceeds from shares issued	$247,414	$1,285,405
Distributions reinvested	53,633	209,185
Cost of shares redeemed	(1,526,162)	(434,850)
Redemptions in-kind (See Note 8)	—	(1,011,282)

Change in net assets resulting from Select Class capital transactions	$(1,225,115)	$48,458

Total change in net assets resulting from capital transactions	$1,472,378	$1,863,908

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	U.S. Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	17,074	31,429
Reinvested	4,882	7,040
Redeemed	(13,148)	(22,457)
Conversion from Class B Shares	—	244

Change in Class A Shares	8,808	16,256

Class B (a)
Issued	—	6
Reinvested	—	24
Redeemed	—	(71)
Conversion to Class A Shares	—	(248)

Change in Class B Shares	—	(289)

Class C
Issued	4,273	6,915
Reinvested	985	1,173
Redeemed	(1,854)	(2,474)

Change in Class C Shares	3,404	5,614

Class R2
Issued	2,995	4,931
Reinvested	685	858
Redeemed	(1,650)	(2,153)

Change in Class R2 Shares	2,030	3,636

Class R5
Issued	37,316	10,375
Reinvested	3,267	2,629
Redeemed	(6,781)	(9,000)

Change in Class R5 Shares	33,802	4,004

Class R6
Issued	123,450	53,558
Reinvested	17,427	16,724
Redeemed	(13,043)	(29,144)

Change in Class R6 Shares	127,834	41,138

Institutional Class
Issued	38,198	101,695
Reinvested	16,733	26,755
Redeemed	(43,978)	(74,335)

Change in Institutional Class Shares	10,953	54,115

Select Class
Issued	17,477	88,739
Reinvested	3,950	14,687
Redeemed	(102,934)	(29,025)
Redemptions in-kind ( See Note 8)	—	(66,840)

Change in Select Class Shares	(81,507)	7,561

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$23.99	$0.12	(f)	$(1.29)	$(1.17)	$(0.12)	$(0.97)	$(1.09)
Year Ended June 30, 2015	23.73	0.20	(f)	1.85	2.05	(0.19)	(1.60)	(1.79)
Year Ended June 30, 2014	20.27	0.23	(f)	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	(f)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	24.16	0.18	(f)	(1.31)	(1.13)	(0.18)	(0.97)	(1.15)
Year Ended June 30, 2015	23.85	0.32	(f)	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	(f)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(f)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	24.15	0.17	(f)	(1.31)	(1.14)	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2015	23.85	0.29	(f)	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	(f)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(f)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	24.18	0.15	(f)	(1.30)	(1.15)	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2015	23.88	0.26	(f)	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	(f)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(f)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$21.73	(4.78)%	$573,559	0.85%	1.08%	0.96%	64%
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169

21.88	(4.60)	6,503,860	0.34	1.56	0.34	64
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169

21.88	(4.61)	796,569	0.45	1.46	0.49	64
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169

21.91	(4.68)	289,179	0.60	1.32	0.65	64
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$25.34	$(0.08	)(f)	$0.94	$0.86	$(0.27)
Year Ended June 30, 2015	23.95	(0.14	)(f)	1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(f)(g)(h)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)(i)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	24.39	(0.14	)(f)	0.91	0.77	(0.27)
Year Ended June 30, 2015	23.19	(0.26	)(f)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(f)(g)(h)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)(i)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	26.22	—	(f)(j)	0.95	0.95	(0.27)
Year Ended June 30, 2015	24.65	(0.04	)(f)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(f)(g)(h)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)(i)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	25.83	(0.05	)(f)	0.96	0.91	(0.27)
Year Ended June 30, 2015	24.34	(0.08	)(f)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(f)(g)(h)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)(i)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.93	3.41%	$56,427	1.19%	(0.61)%		1.40%	27%
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(g)(h)	1.25	55
18.94	19.19	126	1.25	(0.30	)(i)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97

24.89	3.18	12,565	1.69	(1.11)		1.85	27
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(g)(h)	1.75	55
18.43	18.60	123	1.74	(0.80	)(i)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97

26.90	3.64	242,738	0.74	(0.01)		0.79	27
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(g)(h)	0.84	55
19.42	19.73	32	0.80	0.15	(i)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97

26.47	3.54	61,517	0.94	(0.42)		0.99	27
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(g)(h)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(i)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$24.78	$(0.01	)(f)	$0.45	$0.44	$— (i)	$(0.66)	$(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(f)	1.42	1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86	4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2015 (Unaudited)	24.34	(0.08	)(f)	0.46	0.38	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	24.95	0.01	(f)	0.47	0.48	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(f)	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011(h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$24.56	1.84%	$1,796	1.25%		(0.12)%	1.50%		20%
24.78	5.98	1,452	1.24		(0.07)	1.42		52
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(g)	(0.13)	3.75	(g)	61
15.79	5.37	53	1.25	(g)	0.04	5.09	(g)	71

24.06	1.62	962	1.75		(0.64)	1.98		20
24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(g)	(0.63)	4.25	(g)	61
15.73	4.87	52	1.75	(g)	(0.46)	5.58	(g)	71

24.73	1.97	80,878	1.00		(0.10)	1.13		20
24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(g)	0.12	3.51	(g)	61
15.81	5.61	3,063	1.00	(g)	0.29	4.84	(g)	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$13.77	$0.13	(f)	$(0.29)	$(0.16)	$(0.13)	$(0.10)	$(0.23)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2015 (Unaudited)	13.58	0.09	(f)	(0.29)	(0.20)	(0.10)	(0.10)	(0.20)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	13.74	0.11	(f)	(0.30)	(0.19)	(0.11)	(0.10)	(0.21)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (h) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	13.98	0.16	(f)	(0.30)	(0.14)	(0.16)	(0.10)	(0.26)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (h) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	13.97	0.17	(f)	(0.31)	(0.14)	(0.16)	(0.10)	(0.26)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	13.97	0.14	(f)	(0.30)	(0.16)	(0.14)	(0.10)	(0.24)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.38	(1.14)%	$3,082,651	1.04%	1.84%		1.10%	10%
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37

13.18	(1.41)	1,173,291	1.54	1.34		1.58	10
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37

13.34	(1.32)	64,164	1.29	1.61		1.41	10
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.58	(0.97)	499,230	0.59	2.30		0.63	10
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.57	(0.93)	1,334,578	0.50	2.51		0.50	10
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.57	(1.07)	4,272,165	0.79	2.06		0.80	10
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$45.46	$0.29	(f)	$(1.10)	$(0.81)	$(0.29)	$(2.48)	$(2.77)
Year Ended June 30, 2015	44.70	0.59	(f)	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	(f)	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	(f)	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)	—	(0.28)

Class C
Six Months Ended December 31, 2015 (Unaudited)	41.83	0.16	(f)	(1.01)	(0.85)	(0.20)	(2.48)	(2.68)
Year Ended June 30, 2015	41.31	0.32	(f)	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	(f)	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	(f)	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)	—	(0.17)

Class R2
November 2, 2015 (g) through December 31, 2015 (Unaudited)	45.92	0.15	(f)	(1.55)	(1.40)	—	(2.48)	(2.48)

Class R5
November 2, 2015 (g) through December 31, 2015 (Unaudited)	47.95	0.21	(f)	(1.61)	(1.40)	—	(2.48)	(2.48)

Class R6
November 2, 2015 (g) through December 31, 2015 (Unaudited)	47.95	0.21	(f)	(1.61)	(1.40)	—	(2.48)	(2.48)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	47.45	0.35	(f)	(1.15)	(0.80)	(0.34)	(2.48)	(2.82)
Year Ended June 30, 2015	46.58	0.73	(f)	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	(f)	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	(f)	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.88	(1.67)%	$441,903	1.09%	1.28%	1.12%	23%
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23

38.30	(1.91)	25,223	1.58	0.79	1.61	23
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23

42.04	(2.96)	19	1.28	2.09	1.29	23

44.07	(2.85)	19	0.59	2.78	0.59	23

44.07	(2.83)	19	0.53	2.84	0.53	23

43.83	(1.56)	36,572	0.84	1.52	0.87	23
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$16.47	$0.09	(g)	$(0.47)	$(0.38)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2015	15.74	0.19	(g)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.43	$0.06	(g)	(0.48)	(0.42)	(0.06)	—	(0.06)
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	16.51	$0.10	(g)	(0.44)	(0.34)	(0.12)	—	(0.12)
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	16.52	$0.10	(g)	(0.44)	(0.34)	(0.13)	—	(0.13)
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.50	$0.11	(g)	(0.47)	(0.36)	(0.11)	—	(0.11)
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.00	(2.31)%	$81,098	0.85%	1.12%	1.09%	22%
16.47	5.45	93,007	0.85	1.14	1.21	42
15.74	6.11	569	0.85	0.96	16.65	36

15.95	(2.55)	7,767	1.35	0.69	1.48	22
16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

16.05	(2.04)	21	0.40	1.21	1.46	22
16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

16.05	(2.06)	20	0.35	1.26	1.39	22
16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

16.03	(2.17)	166,726	0.60	1.41	0.71	22
16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$36.82	$(0.06	)(f)	$0.31	$0.25	$—	$(1.60)	$(1.60)
Year Ended June 30, 2015	32.49	(0.10	)(f)	5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10	)(f)	6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—	—	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—	—	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	31.86	(0.13	)(f)	0.26	0.13	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24	)(f)	4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—	—	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—	—	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	36.24	(0.10	)(f)	0.31	0.21	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18	)(f)	4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)	—	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—	—	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	37.25	—	(f)(h)	0.33	0.33	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	(f)	5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)	—	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—	—	—

Class R6
Six Months Ended December 31, 2015 (Unaudited)	37.34	0.03	(f)	0.32	0.35	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	(f)	5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)	—	(0.02)
November 30, 2010(i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—	—	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	36.92	(0.03	)(f)	0.31	0.28	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04	)(f)	5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05	)(f)	6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)	—	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$35.47	0.77%	$4,722,730	1.05%	(0.32)%		1.25%	15%
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84

30.39	0.51	644,083	1.55	(0.82)		1.69	15
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84

34.85	0.67	219,992	1.30	(0.57)		1.53	15
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84

35.98	0.97	1,406,513	0.70	0.02		0.72	15
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84

36.09	1.03	3,614,233	0.59	0.15		0.60	15
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

35.60	0.85	4,863,013	0.90	(0.17)		0.92	15
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, 0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$15.02	$0.09	(f)	$(0.60)	$(0.51)	$(0.08)	$(1.73)	$(1.81)
Year Ended June 30, 2015	16.63	0.17	(f)	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	(f)	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2015 (Unaudited)	14.60	0.06	(f)	(0.59)	(0.53)	(0.05)	(1.73)	(1.78)
Year Ended June 30, 2015	16.25	0.08	(f)	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	14.96	0.09	(f)	(0.62)	(0.53)	(0.07)	(1.73)	(1.80)
Year Ended June 30, 2015	16.58	0.13	(f)	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	14.93	0.11	(f)	(0.59)	(0.48)	(0.10)	(1.73)	(1.83)
Year Ended June 30, 2015	16.54	0.22	(f)	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	14.86	0.18	(f)	(0.65)	(0.47)	(0.11)	(1.73)	(1.84)
Year Ended June 30, 2015	16.48	0.25	(f)	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010(g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	14.79	0.08	(f)	(0.56)	(0.48)	(0.04)	(1.73)	(1.77)
Year Ended June 30, 2015	16.42	0.19	(f)	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.70	(3.14)%	$91,684	0.93%	1.31%	1.11%	97%
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65

12.29	(3.39)	15,130	1.45	0.80	1.61	97
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65

12.63	(3.29)	2,933	1.20	1.22	1.53	97
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65

12.62	(2.93)	2,190	0.60	1.56	0.61	97
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65

12.55	(2.90)	592,318	0.52	2.65	0.52	97
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

12.54	(3.04)	18,552	0.76	1.06	0.77	97
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$14.75	$0.06	(f)	$(0.29)	$(0.23)	$(0.06)	$(0.70)	$(0.76)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Class C
Six Months Ended December 31, 2015 (Unaudited)	14.40	0.02	(f)	(0.27)	(0.25)	(0.03)	(0.70)	(0.73)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Class R2
Six Months Ended December 31, 2015 (Unaudited)	14.66	0.04	(f)	(0.29)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Class R5
Six Months Ended December 31, 2015 (Unaudited)	14.80	0.09	(f)	(0.29)	(0.20)	(0.09)	(0.70)	(0.79)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Class R6
Six Months Ended December 31, 2015 (Unaudited)	14.82	0.10	(f)	(0.30)	(0.20)	(0.09)	(0.70)	(0.79)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010(g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)
Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	14.79	0.08	(f)	(0.29)	(0.21)	(0.08)	(0.70)	(0.78)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Select Class
Six Months Ended December 31, 2015 (Unaudited)	14.78	0.06	(f)	(0.28)	(0.22)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.76	(1.50)%	$1,426,621	0.94%	0.82%	1.12%	38%
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69

13.42	(1.70)	281,934	1.44	0.32	1.58	38
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69

13.67	(1.63)	194,007	1.19	0.57	1.45	38
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69

13.81	(1.30)	929,652	0.56	1.28	0.61	38
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69

13.83	(1.27)	4,545,278	0.50	1.33	0.50	38
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

13.80	(1.33)	4,754,046	0.61	1.14	0.66	38
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69

13.79	(1.44)	1,093,389	0.76	0.87	0.79	38
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class R2*, Class R5*, Class R6* and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

*	Class R2, Class R5 and Class R6 Shares commenced operation on November 2, 2015 for Growth and Income Fund.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to con-

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

sideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,182,987	$13,878	$—	$8,196,865

Appreciation in Other Financial Instruments
Futures Contracts	$1,382	$—	$—	$1,382

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$370,271	$—	$—	$370,271

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$84,845	$—	$—	$84,845

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$10,533,653	$—	$—		$10,533,653

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$537,891	$—	$—		$537,891

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$256,132	$539	$—		$256,671

Appreciation in Other Financial Instruments
Futures Contracts	$18	$—	$—		$18

Depreciation in Other Financial Instruments
Options Written
Call Options Written	$(2,763)	$—	$—		$(2,763)
Put Options Written	(860)	—	—		(860)

Total Depreciation in Other Financial Instruments	$(3,623)	$—	$—		$(3,623)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$15,848,499	$—	$—		$15,848,499

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$143,673	$—	$—		$143,673
Consumer Staples	7,668	—	—		7,668
Energy	53,687	—	—		53,687
Financials	189,066	—	—		189,066
Health Care	99,531	—	—		99,531
Industrials	66,062	—	—		66,062
Information Technology	64,925	—	—		64,925
Materials	23,882	—	—		23,882
Telecommunication Services	16,765	—	—		16,765
Utilities	41,337	—	—		41,337

Total Common Stocks	706,596	—	—		706,596

Warrant
Financials	—	—	—	(c)	— (c)
Short-Term Investment
Investment Company	27,932	—	—		27,932

Total Investments in Securities	$734,528	$—	$—	(c)	734,528

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$2,031,095	$—	$—		$2,031,095
Consumer Staples	807,480	—	—		807,480
Energy	834,331	—	—		834,331
Financials	2,248,574	—	—		2,248,574
Health Care	2,086,082	—	—		2,086,082
Industrials	1,286,491	—	—		1,286,491
Information Technology	3,033,256	—	—		3,033,256
Materials	307,421	—	—		307,421
Telecommunication Services	123,283	—	—		123,283
Utilities	266,650	—	—		266,650

Total Common Stocks	13,024,663	—	—		13,024,663

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	188,412	—	—		188,412

Total Investments in Securities	$13,213,075	$—	$—	(c)	$13,213,075

Appreciation in Other Financial Instruments
Futures Contracts	$1,137	$—	$—		$1,137

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$113,658	$2,931	$59,995
Ending Notional Balance Long	94,951	3,867	98,819

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the six months ended December 31, 2015 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	1,956	$3,319
Options written	5,783	10,608
Options expired	(3,682)	(4,945)
Options closed	(1,601)	(5,367)

Options outstanding at December 31, 2015	2,456	$3,615

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2015:

Exchange-Traded Options:
Average Number of Contracts Purchased	1,169
Average Number of Contracts Written	2,338
Ending Number of Contracts Purchased	1,228
Ending Number of Contracts Written	2,456

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A		Class C		Class R2		Class R5		Class R6		Institutional Class	Select Class		Total
Disciplined Equity Fund
Transfer agent fees	$13		n/a		n/a		n/a		$22		$6	$5		$46
Sub-transfer agent fees	310		n/a		n/a		n/a		—		175	79		564
Dynamic Growth Fund
Transfer agent fees	2		$1		n/a		$4		n/a		n/a	3		10
Sub-transfer agent fees	39		5		n/a		2		n/a		n/a	10		56
Equity Focus Fund
Transfer agent fees	—	(a)	—	(a)	n/a		n/a		n/a		n/a	2		2
Sub-transfer agent fees	1		—	(a)	n/a		n/a		n/a		n/a	—	(a)	1
Equity Income Fund
Transfer agent fees	82		30		$5		4		6		n/a	30		157
Sub-transfer agent fees	1,374		381		43		199		—		n/a	1,176		3,173
Growth and Income Fund
Transfer agent fees	109		2		—	(a)	—	(a)	—	(a)	n/a	4		115
Sub-transfer agent fees	93		8		—		—		—		n/a	12		113
Hedged Equity Fund
Transfer agent fees	1		—	(a)	n/a		—	(a)	—	(a)	n/a	5		6
Sub-transfer agent fees	60		1		n/a		—		—		n/a	17		78
Large Cap Growth Fund
Transfer agent fees	225		16		8		11		22		n/a	37		319
Sub-transfer agent fees	3,361		242		206		443		—		n/a	1,877		6,129
Large Cap Value Fund
Transfer agent fees	27		2		1		—	(a)	8		n/a	3		41
Sub-transfer agent fees	16		5		2		—	(a)	—		n/a	8		31
U.S. Equity Fund
Transfer agent fees	56		7		3		5		15		64	18		168
Sub-transfer agent fees	769		100		184		187		—		1,490	387		3,117

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a
Equity Focus Fund	0.25	0.75	n/a
Equity Income Fund	0.25	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.50%
Hedged Equity Fund	0.25	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.50

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$9	—
Dynamic Growth Fund	55	—
Equity Focus Fund	1	—
Equity Income Fund	546	3
Growth and Income Fund	13	—	(a)
Hedged Equity Fund	4	—
Large Cap Growth Fund	204	1
Large Cap Value Fund	8	—	(a)
U.S. Equity Fund	96	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
Hedged Equity Fund	0.25	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a		n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.19		1.69%		n/a	0.74%	n/a	n/a	0.94
Equity Focus Fund	1.25		1.75		n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54		1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.04	*	1.54	*	1.29	0.59	0.54	n/a	0.79	*
Hedged Equity Fund	0.85		1.35		n/a	0.40	0.35	n/a	0.60
Large Cap Growth Fund	1.05		1.55		1.30	0.70	0.65	n/a	0.90
Large Cap Value Fund	0.93		1.45		1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.94		1.44		1.19	0.56	0.51	0.61	0.76

*	Prior to November 1, 2015, the contractual expense limitation for Growth and Income Fund was 1.30%, 1.80%, and 0.90% for Class A, Class C and Select Class Shares respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$—	$—	$527	$527	$—
Dynamic Growth Fund	56	37	44	137	—
Equity Focus Fund	34	23	1	58	—
Equity Income Fund	19	—	1,409	1,428	2
Growth and Income Fund	—	—	60	60	—
Hedged Equity Fund	78	52	51	181	—	(a)
Large Cap Growth Fund	29	—	5,967	5,996	—
Large Cap Value Fund	1	—	98	99	1
U.S. Equity Fund	24	—	3,258	3,282	9

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 were as follows (amounts in thousands):

Disciplined Equity Fund Dynamic Growth Fund	$149 —	(a)
Equity Focus Fund	2
Equity Income Fund	306
Growth and Income Fund	9
Hedged Equity Fund	4
Large Cap Growth Fund	469
Large Cap Value Fund	16
U.S. Equity Fund	152

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
U.S. Equity Fund	2

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$5,904,766	$5,092,341
Dynamic Growth Fund	105,543	93,480
Equity Focus Fund	17,059	17,141
Equity Income Fund	1,626,298	1,046,916
Growth and Income Fund	129,891	108,790
Hedged Equity Fund	103,670	52,908
Large Cap Growth Fund	2,411,419	2,342,603
Large Cap Value Fund	694,607	697,338
U.S. Equity Fund	5,578,064	4,833,494

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$7,718,365	$717,581	$239,081	$478,500
Dynamic Growth Fund	283,730	90,895	4,354	86,541
Equity Focus Fund	76,016	12,775	3,946	8,829
Equity Income Fund	9,058,105	1,703,333	227,785	1,475,548
Growth and Income Fund	414,129	133,938	10,176	123,762
Hedged Equity Fund	245,586	21,668	10,583	11,085
Large Cap Growth Fund	10,157,668	5,815,951	125,120	5,690,831
Large Cap Value Fund	669,922	86,623	22,017	64,606
U.S. Equity Fund	10,296,439	3,243,005	326,369	2,916,636

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	Total
Large Cap Value Fund	$3,275	$3,275

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

At June 30, 2015, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment net capital loss
	Short-Term	Long-Term
Hedged Equity Fund	$216	$1,263

At June 30, 2015, Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund and U.S. Equity Fund did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015 or at anytime during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the fund
Equity Focus Fund	91.6%
Equity Income Fund	11.7
Growth and Income Fund	22.0
U.S. Equity Fund	23.8

As of December 31, 2015, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	67.8%
Dynamic Growth Fund	65.1%	n/a
Large Cap Value Fund	81.4	n/a
U.S. Equity Fund	10.1	14.9

As of December 31, 2015, Dynamic Growth Fund, Hedged Equity Fund and Large Cap Growth Fund each had shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively owned shares representing the following percentage of each applicable Fund’s net assets:

	Number of Shareholders	% of the Fund
Dynamic Growth Fund	2	22.8%
Hedged Equity Fund	3	64.3
Large Cap Growth Fund	1	10.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

8. Redemptions in-kind

During the year ended June 30, 2015, a Select Class shareholder sold its shares of U.S. Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of close of business on the date and at the market value listed below (amounts in thousands):

March 23, 2015	Value		Realized Gains (Losses)	Type
Select Class	$1,011,282	*	$54,362	Redemptions in-kind

*	This amount includes cash of approximately $15,300,000 associated with the redemption in-kind.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015 and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$952.20	$4.17	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	954.00	1.67	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Institutional Class
Actual	1,000.00	953.90	2.21	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Select Class
Actual	1,000.00	953.20	2.95	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,034.10	6.08	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class C
Actual	1,000.00	1,031.80	8.63	1.69
Hypothetical	1,000.00	1,016.64	8.57	1.69
Class R5
Actual	1,000.00	1,036.40	3.79	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Select Class
Actual	1,000.00	1,035.40	4.81	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,018.40	$6.34	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,016.20	8.87	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Select Class
Actual	1,000.00	1,019.70	5.08	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Equity Income Fund
Class A
Actual	1,000.00	988.60	5.20	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class C
Actual	1,000.00	985.90	7.69	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class R2
Actual	1,000.00	986.80	6.44	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class R5
Actual	1,000.00	990.30	2.95	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	990.70	2.50	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Select Class
Actual	1,000.00	989.30	3.95	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

Growth and Income Fund
Class A
Actual	1,000.00	983.30	5.43	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class C
Actual	1,000.00	980.90	7.87	1.58
Hypothetical	1,000.00	1,017.19	8.01	1.58
Class R2
Actual	1,000.00	970.40	2.03	1.28
Hypothetical	1,000.00	1,018.70	6.50	1.28
Class R5
Actual	1,000.00	971.50	0.94	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	971.70	0.84	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Select Class
Actual	1,000.00	984.40	4.19	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84

Hedged Equity Fund
Class A
Actual	1,000.00	976.90	4.22	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	974.50	6.70	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	105

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund (continued)
Class R5
Actual	$1,000.00	$979.60	$1.99	0.40%
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R6
Actual	1,000.00	979.40	1.74	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Select Class
Actual	1,000.00	978.30	2.98	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

Large Cap Growth Fund
Class A
Actual	1,000.00	1,007.70	5.30	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class C
Actual	1,000.00	1,005.10	7.81	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class R2
Actual	1,000.00	1,006.70	6.56	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R5
Actual	1,000.00	1,009.70	3.54	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R6
Actual	1,000.00	1,010.30	2.98	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Select Class
Actual	1,000.00	1,008.50	4.54	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

Large Cap Value Fund
Class A
Actual	1,000.00	968.60	4.60	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class C
Actual	1,000.00	966.10	7.17	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R2
Actual	1,000.00	967.10	5.93	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R5
Actual	1,000.00	970.70	2.97	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	971.00	2.58	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
Select Class
Actual	1,000.00	969.60	3.76	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

U.S. Equity Fund
Class A
Actual	1,000.00	985.00	4.69	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund (continued)
Class C
Actual	$1,000.00	$983.00	$7.18	1.44%
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class R2
Actual	1,000.00	983.70	5.93	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R5
Actual	1,000.00	987.00	2.80	0.56
Hypothetical	1,000.00	1,022.32	2.85	0.56
Class R6
Actual	1,000.00	987.30	2.50	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Institutional Class
Actual	1,000.00	986.70	3.05	0.61
Hypothetical	1,000.00	1,022.07	3.10	0.61
Select Class
Actual	1,000.00	985.60	3.79	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, and Hedged Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the fifth, third, and third quintiles for Class A shares and in the fifth, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance was in the fifth and second quintiles for Class A shares and in the fifth and first quintiles for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Equity Committee at each of their regular meetings over the course of next year.

The Trustees noted that the Equity Income Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Hedged Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the third, fifth and second quintiles for Class A shares and in the third, fourth and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the first, first, and second quintiles for both Class A

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance was in the first, first, and second quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintiles and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	111

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-LCE-1215

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2015 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholders,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the Standard & Poor’s 500 Index (“S&P 500”) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. Over the reporting period, growth stocks generally outperformed value stocks and small cap stocks generally underperformed both mid cap and large cap stocks. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and the Russell Mid Cap Index returned -4.68%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.19%
Russell 3000 Growth Index	0.73%

Net Assets as of 12/31/2015 (In Thousands)	$6,474,576

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer discretionary sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Range Resources Corp. and Nimble Storage Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell amid questions about its revenue accounting practices. Shares of Range Resources, an oil and gas producer, declined on global weakness in energy prices. Shares of Nimble Storage, a data storage provider, declined after the company lowered its forecast for earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Amazon.com Inc. and Facebook Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on better-than-expected quarterly results amid growth in the U.S. construction sector. Shares of Amazon.com, an online retailer not held in the Benchmark, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Facebook, an online social media business, rose on growth in advertising sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.2%
2.	Facebook, Inc., Class A	4.2
3.	Amazon.com, Inc.	3.5
4.	Apple, Inc.	2.5
5.	Acuity Brands, Inc.	2.2
6.	Regeneron Pharmaceuticals, Inc.	2.2
7.	Gilead Sciences, Inc.	2.2
8.	UnitedHealth Group, Inc.	2.0
9.	MasterCard, Inc., Class A	2.0
10.	Home Depot, Inc. (The)	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.2%
Consumer Discretionary	18.6
Health Care	17.2
Industrials	12.5
Financials	7.7
Materials	4.1
Consumer Staples	1.6
Energy	1.5
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		(1.19)%	8.54%	14.34%	10.38%
With Sales Charge**		(6.36)	2.86	13.13	9.79
CLASS C SHARES	May 1, 2006
Without CDSC		(1.46)	8.04	13.80	9.79
With CDSC***		(2.46)	7.04	13.80	9.79
CLASS R5 SHARES	January 8, 2009	(0.96)	9.03	14.82	10.77
CLASS R6 SHARES	December 23, 2013	(0.90)	9.16	14.86	10.79
SELECT CLASS SHARES	May 1, 2006	(1.10)	8.71	14.56	10.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015 and are no longer offered. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares at the time of their inception.

Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.43%
Russell Midcap Index	-4.68%

Net Assets as of 12/31/2015 (In Thousands)	$3,215,761

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Energen Corp., Southwestern Energy Co. and Brookdale Senior Living Inc. Shares of oil and natural gas producers Energen and Southwest Energy declined on continued weakness in global energy prices. Shares of Brookdale, an operator of assisted living and retirement homes, fell on lower-than-expected earnings and the company’s reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Delta Air Lines Inc. and Netflix.com Inc. Acuity Brands, a maker of commercial and residential lighting that was not held in the Benchmark, rose on strength in its LED lighting business and market share gains. Shares of Delta Air Lines rose amid lower fuel costs and increased U.S. consumer spending. Shares of Netflix, an Internet television programming provider, rose on increased subscriptions and growth in its business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.0%
2.	Humana, Inc.	1.4
3.	Amphenol Corp., Class A	1.3
4.	Carlisle Cos., Inc.	1.3
5.	Acuity Brands, Inc.	1.3
6.	Fortune Brands Home & Security, Inc.	1.2
7.	Sherwin-Williams Co. (The)	1.2
8.	CBRE Group, Inc., Class A	1.2
9.	Delta Air Lines, Inc.	1.2
10.	McGraw Hill Financial, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.8%
Consumer Discretionary	19.5
Information Technology	17.1
Industrials	13.5
Health Care	9.7
Materials	4.6
Consumer Staples	4.4
Utilities	4.4
Energy	3.3
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		(5.60)%	(0.22)%	11.98%	8.46%
With Sales Charge**		(10.55)	(5.46)	10.78	7.87
CLASS C SHARES	November 2, 2009
Without CDSC		(5.84)	(0.70)	11.43	8.12
With CDSC***		(6.84)	(1.70)	11.43	8.12
CLASS R2 SHARES	March 14, 2014	(5.72)	(0.47)	11.88	8.41
CLASS R5 SHARES	March 14, 2014	(5.39)	0.24	12.42	8.71
CLASS R6 SHARES	March 14, 2014	(5.37)	0.29	12.44	8.72
SELECT CLASS SHARES	January 1, 1997	(5.43)	0.15	12.38	8.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.86%
Russell Midcap Growth Index	-4.20%

Net Assets as of 12/31/2015 (In Thousands)	$2,866,011

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the technology sector was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Horizon Pharma PLC., Range Resources Corp. and Envision Healthcare Holdings Inc. Shares of Horizon Pharmaceuticals, a specialty drug maker not held in the Benchmark, fell on its failed takeover bid for Depomed Inc. and its acquisition of Crealta Holdings. Shares of Range Resources, an oil and gas company, declined amid overall weakness in global energy prices. Shares of Envision Healthcare, a provider of health care services, fell after the company reduced its earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Delta Air Lines Inc. and Netflix.com Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Delta Air Lines rose amid lower fuel costs and increased U.S. consumer spending. Shares of Netflix, an Internet television programming provider, rose on increased subscriptions and growth in its business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.5%
2.	CBRE Group, Inc., Class A	2.2
3.	Delta Air Lines, Inc.	2.2
4.	Mohawk Industries, Inc.	2.2
5.	McGraw Hill Financial, Inc.	2.0
6.	Electronic Arts, Inc.	2.0
7.	Harris Corp.	1.9
8.	Dollar General Corp.	1.9
9.	Monster Beverage Corp.	1.8
10.	Ulta Salon Cosmetics & Fragrance, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.8%
Consumer Discretionary	21.6
Industrials	17.7
Health Care	13.8
Financials	10.3
Materials	4 .1
Consumer Staples	2 .8
Energy	1 .6
Short-Term Investment	3 .3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		(6.99)%	2.51%	11.80%	8.55%
With Sales Charge**		(11.89)	(2.86)	10.60	7.97
CLASS C SHARES	November 4, 1997
Without CDSC		(7.23)	1.97	11.25	7.95
With CDSC***		(8.23)	0.97	11.25	7.95
CLASS R2 SHARES	June 19, 2009	(7.07)	2.32	11.63	8.38
CLASS R5 SHARES	November 1, 2011	(6.81)	2.94	12.29	8.93
CLASS R6 SHARES	November 1, 2011	(6.76)	3.01	12.34	8.96
SELECT CLASS SHARES	March 2, 1989	(6.85)	2.81	12.15	8.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-3.93%
Russell Midcap Value Index	-5.17%

Net Assets as of 12/31/2015 (In Thousands)	$14,700,150

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the materials sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security section and underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Jack Henry & Associates Inc. and Chubb Corp. and its underweight position in Freeport-McMoRan Inc. Shares of Jack Henry, a provider of data processing systems to the financial services sector that was not included in the Benchmark, rose on better than expected earnings and revenue amid increased market share. Shares of Chubb, an insurance company not held in the Fund, rose on news of its acquisition by Ace Ltd. Shares of Freeport-Mc MoRan, a copper mining and petroleum producer not held in the Fund, fell on weak global commodities prices, particularly for copper and oil.

Leading individual detractors from relative performance included the Fund’s overweight positions in Energen Corp., Gap Inc. and EQT Corp. Shares of Energen, an oil and gas exploration company, fell amid low energy prices and general weakness in the energy sector. Shares of Gap, an apparel retailer not held in the Benchmark, fell on sales weakness due to the relative strength of the U.S. dollar and disappointing holiday season sales at its Old Navy brand. Shares of EQT, a natural gas producer and transporter, fell amid continued weakness in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jack Henry & Associates, Inc.	1.9%
2.	M&T Bank Corp.	1.8
3.	Mohawk Industries, Inc.	1.8
4.	Loews Corp.	1.6
5.	Arrow Electronics, Inc.	1.5
6.	Fifth Third Bancorp	1.5
7.	Energen Corp.	1.5
8.	Synopsys, Inc.	1.5
9.	SunTrust Banks, Inc.	1.5
10.	Kroger Co. (The)	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.2%
Consumer Discretionary	17.5
Utilities	9.1
Industrials	9.1
Information Technology	9.1
Consumer Staples	6.2
Health Care	5.4
Materials	5.3
Energy	4.9
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		(4.16)%	(2.82)%	12.31%	8.24%
With Sales Charge**		(9.19)	(7.92)	11.10	7.65
CLASS C SHARES	April 30, 2001
Without CDSC		(4.41)	(3.33)	11.73	7.69
With CDSC***		(5.41)	(4.33)	11.73	7.69
CLASS R2 SHARES	November 3, 2008	(4.28)	(3.06)	12.01	8.03
INSTITUTIONAL CLASS SHARES	November 13, 1997	(3.93)	(2.35)	12.86	8.77
SELECT CLASS SHARES	October 31, 2001	(4.05)	(2.59)	12.58	8.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.48%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04%

Net Assets as of 12/31/15 (In Thousands)	$272,017

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection process produced positive returns in the energy and producer durables sectors and negative returns in the financial services and consumer discretionary sector.

Leading individual contributors to Fund returns included its short positions in SM Energy Co., Consol Energy Inc. and Tenet Healthcare Corp. Shares of oil and gas producers SM Energy and Consol Energy fell on continued weakness in global energy prices. Shares of Tenet Healthcare, a hospitals operator, fell on a third quarter loss amid declining patient visits.

Leading individual detractors from Fund returns included its long positions in Staples Inc., Denbury Resources Inc. and Mosaic Co. Shares of Staples, an office supply retail chain, fell amid regulatory obstacles to its proposed takeover of Office Depot Inc. Shares of Denbury Resources, an oil and gas producer, declined amid continued weakness in global energy prices. Shares of Mosaic, a fertilizer company, fell on a decline in slower sales and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Leidos Holdings, Inc.	1.2%
2.	VeriSign, Inc.	1.1
3.	Hologic, Inc.	1.1
4.	Entergy Corp.	1.1
5.	Express Scripts Holding Co.	1.1
6.	Nuance Communications, Inc.	1.0
7.	Humana, Inc.	1.0
8.	Gilead Sciences, Inc.	1.0
9.	Ingredion, Inc.	1.0
10.	ServiceMaster Global Holdings, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Estee Lauder Cos., Inc. (The), Class A	1.4%
2.	Waste Connections, Inc.	1.3
3.	J.B. Hunt Transport Services, Inc.	1.2
4.	Fortune Brands Home & Security, Inc.	1.2
5.	Dominion Resources, Inc.	1.2
6.	Stericycle, Inc.	1.1
7.	Fastenal Co.	1.1
8.	Markel Corp.	1.1
9.	Aramark	1.1
10.	ViaSat, Inc.	1.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.2%
Industrials	15.2
Health Care	12.1
Consumer Discretionary	11.5
Consumer Staples	6.7
Materials	5.6
Energy	4.7
Financials	3.8
Utilities	2.5
Telecommunication Services	1.6
Short-Term Investment	10.1

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	27.5%
Industrials	19.2
Health Care	12.6
Consumer Discretionary	12.4
Consumer Staples	9.5
Materials	5.3
Energy	5.1
Financials	4.4
Utilities	2.4
Telecommunication Services	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		3.24%	1.19%	1.24%	0.49%
With Sales Charge**		(2.21)	(4.14)	0.16	(0.05)
CLASS C SHARES	May 23, 2003
Without CDSC		3.11	0.73	0.66	(0.19)
With CDSC***		2.11	(0.27)	0.66	(0.19)
SELECT CLASS SHARES	May 23, 2003	3.48	1.46	1.51	0.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2005 to December 31, 2015. Return information prior to October 31, 2005 for the Lipper Alternative Equity Market Neutral Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-5.04%
Russell 3000 Value Index	-3.64%

Net Assets as of 12/31/2015 (In Thousands)	$11,154,765

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and its overweight position in the consumer discretionary sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the consumer staples sectors were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Southwestern Energy Co. and Bed Bath & Beyond Inc. Shares of General Electric, an industrial conglomerate, rose after the company moved to shed its consumer financing business. Southwestern Energy, an oil and gas exploration and production company, fell amid continued weakness in global energy prices. Shares of Bed Bath & Beyond, a home products retailer, fell after the company reduced its earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Delta Air Lines Inc., Dr. Pepper Snapple Group Inc. and PBF Energy Inc. Shares of Delta Air Lines, which were not included in the Benchmark, rose amid lower fuel costs and increased U.S. consumer spending. Shares of Dr. Pepper Snapple, a maker and distributor of non-alcoholic beverages not included in the Benchmark, rose after the company raised its earnings forecast. Shares of PBF Energy, a petroleum refiner and transportation company, rose on investor expectations that demand for refined products will exceed new refinery capacity amid weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Pfizer, Inc.	2.6
3.	Exxon Mobil Corp.	2.2
4.	Capital One Financial Corp.	2.0
5.	Bank of America Corp.	2.0
6.	Loews Corp.	1.9
7.	Delta Air Lines, Inc.	1.6
8.	American International Group, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	M&T Bank Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	36.2%
Consumer Discretionary	14.4
Health Care	8.6
Industrials	7.5
Information Technology	6.9
Utilities	6.4
Energy	6.4
Consumer Staples	4.9
Materials	4.0
Telecommunication Services	2.0
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
Without Sales Charge		(5.28)%	(4.73)%	11.19%	8.32%
With Sales Charge**		(10.24)	(9.72)	9.99	7.74
CLASS C SHARES	February 28, 2005
Without CDSC		(5.49)	(5.17)	10.64	7.79
With CDSC***		(6.49)	(6.17)	10.64	7.79
INSTITUTIONAL CLASS SHARES	February 28, 2005	(5.04)	(4.24)	11.75	8.88
SELECT CLASS SHARES	February 28, 2005	(5.13)	(4.46)	11.47	8.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Consumer Discretionary — 18.5%
	Automobiles — 1.0%
283	Tesla Motors, Inc. (a)	67,923

	Hotels, Restaurants & Leisure — 3.5%
3,706	Hilton Worldwide Holdings, Inc.	79,300
1,125	Norwegian Cruise Line Holdings Ltd. (a)	65,913
1,395	Starbucks Corp.	83,754

		228,967

	Household Durables — 1.9%
633	Mohawk Industries, Inc. (a)	119,884

	Internet & Catalog Retail — 6.9%
332	Amazon.com, Inc. (a)	224,666
651	Netflix, Inc. (a)	74,461
72	Priceline Group, Inc. (The) (a)	92,306
1,202	Wayfair, Inc., Class A (a)	57,216

		448,649

	Multiline Retail — 1.3%
1,135	Dollar General Corp.	81,536

	Specialty Retail — 3.9%
1,192	GameStop Corp., Class A	33,413
960	Home Depot, Inc. (The)	126,973
492	Ulta Salon Cosmetics & Fragrance, Inc. (a)	90,983

		251,369

	Total Consumer Discretionary	1,198,328

	Consumer Staples — 1.6%
	Beverages — 0.9%
389	Monster Beverage Corp. (a)	57,931

	Food & Staples Retailing — 0.7%
1,684	Sprouts Farmers Market, Inc. (a)	44,790

	Total Consumer Staples	102,721

	Energy — 1.5%
	Oil, Gas & Consumable Fuels — 1.5%
874	Concho Resources, Inc. (a)	81,178
713	Range Resources Corp.	17,550

	Total Energy	98,728

	Financials — 7.7%
	Banks — 1.7%
919	East West Bancorp, Inc.	38,206
460	Signature Bank (a)	70,520

		108,726

	Capital Markets — 2.8%
347	Affiliated Managers Group, Inc. (a)	55,405

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
2,155	Charles Schwab Corp. (The)	70,964
1,217	Lazard Ltd., (Bermuda), Class A	54,759

		181,128

	Diversified Financial Services — 1.3%
848	McGraw Hill Financial, Inc.	83,556

	Insurance — 0.4%
393	AmTrust Financial Services, Inc.	24,172

	Real Estate Management & Development — 1.5%
2,817	CBRE Group, Inc., Class A (a)	97,412

	Total Financials	494,994

	Health Care — 17.1%
	Biotechnology — 8.1%
1,045	Celgene Corp. (a)	125,089
1,382	Gilead Sciences, Inc.	139,834
591	Kite Pharma, Inc. (a)	36,430
263	Regeneron Pharmaceuticals, Inc. (a)	142,612
630	Vertex Pharmaceuticals, Inc. (a)	79,223

		523,188

	Health Care Equipment & Supplies — 0.3%
1,566	Novadaq Technologies, Inc., (Canada) (a)	19,955

	Health Care Providers & Services — 5.1%
1,017	Acadia Healthcare Co., Inc. (a)	63,534
398	Aetna, Inc.	43,032
1,691	Envision Healthcare Holdings, Inc. (a)	43,926
287	Humana, Inc.	51,179
1,117	UnitedHealth Group, Inc.	131,345

		333,016

	Health Care Technology — 0.7%
1,623	Veeva Systems, Inc., Class A (a)	46,826

	Life Sciences Tools & Services — 1.5%
506	Illumina, Inc. (a)	97,028

	Pharmaceuticals — 1.4%
967	Revance Therapeutics, Inc. (a)	33,029
545	Valeant Pharmaceuticals International, Inc. (a)	55,399

		88,428

	Total Health Care	1,108,441

	Industrials — 12.4%
	Airlines — 1.1%
1,379	Delta Air Lines, Inc.	69,922

	Building Products — 2.9%
678	Advanced Drainage Systems, Inc.	16,283

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Building Products — continued
808	Caesarstone Sdot-Yam Ltd., (Israel) (a)	35,032
1,224	Fortune Brands Home & Security, Inc.	67,938
545	Lennox International, Inc.	68,070

		187,323

	Commercial Services & Supplies — 2.1%
551	Stericycle, Inc. (a)	66,499
1,211	Waste Connections, Inc.	68,214

		134,713

	Electrical Equipment — 2.7%
617	Acuity Brands, Inc.	144,278
572	SolarCity Corp. (a)	29,199

		173,477

	Industrial Conglomerates — 1.1%
840	Carlisle Cos., Inc.	74,464

	Road & Rail — 0.4%
496	Old Dominion Freight Line, Inc. (a)	29,313

	Trading Companies & Distributors — 2.1%
2,826	HD Supply Holdings, Inc. (a)	84,862
414	Watsco, Inc.	48,480

		133,342

	Total Industrials	802,554

	Information Technology — 34.1%
	Communications Equipment — 3.7%
1,065	Arista Networks, Inc. (a)	82,915
1,265	Harris Corp.	109,885
246	Palo Alto Networks, Inc. (a)	43,401

		236,201

	Electronic Equipment, Instruments & Components — 0.8%
1,017	Amphenol Corp., Class A	53,113

	Internet Software & Services — 10.2%
443	Alphabet, Inc., Class C (a)	336,491
260	CoStar Group, Inc. (a)	53,719
2,581	Facebook, Inc., Class A (a)	270,106

		660,316

	IT Services — 6.3%
557	Gartner, Inc. (a)	50,511
1,315	MasterCard, Inc., Class A	128,009
1,857	PayPal Holdings, Inc. (a)	67,231
1,393	VeriFone Systems, Inc. (a)	39,029
1,604	Visa, Inc., Class A	124,351

		409,131

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 3.3%
638	Avago Technologies Ltd., (Singapore)	92,649
462	Lam Research Corp.	36,716
990	NXP Semiconductors N.V., (Netherlands) (a)	83,408

		212,773

	Software — 7.3%
641	Adobe Systems, Inc. (a)	60,206
1,283	Electronic Arts, Inc. (a)	88,175
970	Guidewire Software, Inc. (a)	58,349
1,552	Microsoft Corp.	86,094
978	Mobileye N.V., (Israel) (a)	41,362
619	ServiceNow, Inc. (a)	53,572
533	Splunk, Inc. (a)	31,328
703	Workday, Inc., Class A (a)	56,039

		475,125

	Technology Hardware, Storage & Peripherals — 2.5%
1,511	Apple, Inc.	159,064
158	Nimble Storage, Inc. (a)	1,451

		160,515

	Total Information Technology	2,207,174

	Materials — 4.1%
	Chemicals — 2.8%
457	Air Products & Chemicals, Inc.	59,421
633	PPG Industries, Inc.	62,593
215	Sherwin-Williams Co. (The)	55,892

		177,906

	Construction Materials — 1.3%
612	Eagle Materials, Inc.	36,959
516	Vulcan Materials Co.	48,957

		85,916

	Total Materials	263,822

	Total Common Stocks (Cost $4,895,537)	6,276,762

Short-Term Investment — 2.6%
	Investment Company — 2.6%
170,071	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $170,071)	170,071

	Total Investments — 99.6% (Cost $5,065,608)	6,446,833
	Other Assets in Excess of Liabilities — 0.4%	27,743

	NET ASSETS — 100.0%	$6,474,576

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 19.5%
	Automobiles — 0.5%
62	Tesla Motors, Inc. (a)	14,761

	Distributors — 0.5%
188	Genuine Parts Co.	16,131

	Hotels, Restaurants & Leisure — 2.7%
356	Aramark	11,468
16	Chipotle Mexican Grill, Inc. (a)	7,870
1,234	Hilton Worldwide Holdings, Inc.	26,397
165	Marriott International, Inc., Class A	11,073
463	Norwegian Cruise Line Holdings Ltd. (a)	27,113
30	Starwood Hotels & Resorts Worldwide, Inc.	2,086

		86,007

	Household Durables — 3.1%
370	Jarden Corp. (a)	21,122
337	Mohawk Industries, Inc. (a)	63,744
425	Toll Brothers, Inc. (a)	14,142

		99,008

	Internet & Catalog Retail — 1.8%
179	Expedia, Inc.	22,246
107	Netflix, Inc. (a)	12,239
118	TripAdvisor, Inc. (a)	10,043
302	Wayfair, Inc., Class A (a)	14,362

		58,890

	Media — 1.3%
196	CBS Corp. (Non-Voting), Class B	9,246
264	DISH Network Corp., Class A (a)	15,076
472	TEGNA, Inc.	12,056
357	Time, Inc.	5,595

		41,973

	Multiline Retail — 2.0%
443	Dollar General Corp.	31,817
464	Kohl’s Corp.	22,116
210	Nordstrom, Inc.	10,472

		64,405

	Specialty Retail — 6.5%
25	AutoZone, Inc. (a)	18,615
274	Bed Bath & Beyond, Inc. (a)	13,219
522	Best Buy Co., Inc.	15,886
353	GameStop Corp., Class A	9,909
573	Gap, Inc. (The)	14,161
225	L Brands, Inc.	21,521
92	O’Reilly Automotive, Inc. (a)	23,416

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
371	Ross Stores, Inc.	19,974
208	Tiffany & Co.	15,888
195	Tractor Supply Co.	16,681
164	Ulta Salon Cosmetics & Fragrance, Inc. (a)	30,359
155	Williams-Sonoma, Inc.	9,064

		208,693

	Textiles, Apparel & Luxury Goods — 1.1%
344	Gildan Activewear, Inc., (Canada)	9,790
163	PVH Corp.	12,010
234	V.F. Corp.	14,536

		36,336

	Total Consumer Discretionary	626,204

	Consumer Staples — 4.4%
	Beverages — 1.9%
100	Constellation Brands, Inc., Class A	14,278
188	Dr. Pepper Snapple Group, Inc.	17,537
204	Monster Beverage Corp. (a)	30,373

		62,188

	Food & Staples Retailing — 1.6%
544	Kroger Co. (The)	22,744
1,629	Rite Aid Corp. (a)	12,772
596	Sprouts Farmers Market, Inc. (a)	15,840

		51,356

	Food Products — 0.3%
123	Hershey Co. (The)	11,022

	Household Products — 0.2%
161	Energizer Holdings, Inc.	5,481

	Personal Products — 0.4%
153	Edgewell Personal Care Co.	11,992

	Total Consumer Staples	142,039

	Energy — 3.3%
	Oil, Gas & Consumable Fuels — 3.3%
947	Columbia Pipeline Group, Inc.	18,934
239	Concho Resources, Inc. (a)	22,221
582	Energen Corp.	23,846
398	EQT Corp.	20,771
263	PBF Energy, Inc., Class A	9,691
183	Range Resources Corp.	4,496
736	Southwestern Energy Co. (a)	5,230

	Total Energy	105,189

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 20.8%
	Banks — 4.5%
507	Citizens Financial Group, Inc.	13,266
353	East West Bancorp, Inc.	14,666
1,083	Fifth Third Bancorp	21,776
175	First Republic Bank	11,564
556	Huntington Bancshares, Inc.	6,146
227	M&T Bank Corp.	27,481
157	Signature Bank (a)	24,033
515	SunTrust Banks, Inc.	22,062
170	Zions Bancorporation	4,649

		145,643

	Capital Markets — 4.1%
132	Affiliated Managers Group, Inc. (a)	21,025
164	Ameriprise Financial, Inc.	17,402
417	Invesco Ltd.	13,970
375	Lazard Ltd., (Bermuda), Class A	16,883
169	Legg Mason, Inc.	6,644
153	Northern Trust Corp.	11,057
232	Oaktree Capital Group LLC	11,071
247	T. Rowe Price Group, Inc.	17,649
447	TD Ameritrade Holding Corp.	15,522

		131,223

	Consumer Finance — 0.3%
534	Ally Financial, Inc. (a)	9,949

	Diversified Financial Services — 1.0%
339	McGraw Hill Financial, Inc.	33,459

	Insurance — 4.3%
23	Alleghany Corp. (a)	10,761
125	Chubb Corp. (The)	16,569
425	Hartford Financial Services Group, Inc. (The)	18,462
641	Loews Corp.	24,606
395	Marsh & McLennan Cos., Inc.	21,880
215	Progressive Corp. (The)	6,852
433	Unum Group	14,428
120	W.R. Berkley Corp.	6,578
462	XL Group plc, (Ireland)	18,115

		138,251

	Real Estate Investment Trusts (REITs) — 5.4%
275	American Campus Communities, Inc.	11,382
394	American Homes 4 Rent, Class A	6,563
106	AvalonBay Communities, Inc.	19,430
92	Boston Properties, Inc.	11,702
553	Brixmor Property Group, Inc.	14,283

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
539	General Growth Properties, Inc.	14,666
232	HCP, Inc.	8,874
701	Kimco Realty Corp.	18,536
177	LaSalle Hotel Properties	4,448
374	Outfront Media, Inc.	8,159
393	Rayonier, Inc.	8,716
160	Regency Centers Corp.	10,907
178	Vornado Realty Trust	17,800
413	Weyerhaeuser Co.	12,393
76	WP Carey, Inc.	4,508

		172,367

	Real Estate Management & Development — 1.2%
1,074	CBRE Group, Inc., Class A (a)	37,125

	Total Financials	668,017

	Health Care — 9.7%
	Biotechnology — 1.8%
199	BioMarin Pharmaceutical, Inc. (a)	20,847
98	Incyte Corp. (a)	10,639
45	Intercept Pharmaceuticals, Inc. (a)	6,765
137	Kite Pharma, Inc. (a)	8,442
88	Vertex Pharmaceuticals, Inc. (a)	11,111

		57,804

	Health Care Equipment & Supplies — 1.0%
111	Edwards Lifesciences Corp. (a)	8,783
223	Sirona Dental Systems, Inc. (a)	24,445

		33,228

	Health Care Providers & Services — 4.8%
311	Acadia Healthcare Co., Inc. (a)	19,431
194	AmerisourceBergen Corp.	20,071
146	Cigna Corp.	21,313
689	Envision Healthcare Holdings, Inc. (a)	17,883
79	Henry Schein, Inc. (a)	12,428
251	Humana, Inc.	44,789
303	Premier, Inc., Class A (a)	10,673
80	Universal Health Services, Inc., Class B	9,607

		156,195

	Health Care Technology — 0.7%
467	Inovalon Holdings, Inc., Class A (a)	7,935
465	Veeva Systems, Inc., Class A (a)	13,424

		21,359

	Life Sciences Tools & Services — 0.7%
115	Illumina, Inc. (a)	22,012

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 0.7%
112	Jazz Pharmaceuticals plc, (Ireland) (a)	15,743
55	Valeant Pharmaceuticals International, Inc. (a)	5,550

		21,293

	Total Health Care	311,891

	Industrials — 13.5%
	Airlines — 1.2%
730	Delta Air Lines, Inc.	37,024

	Building Products — 2.4%
206	A.O. Smith Corp.	15,759
695	Fortune Brands Home & Security, Inc.	38,549
193	Lennox International, Inc.	24,043

		78,351

	Commercial Services & Supplies — 1.5%
192	Stericycle, Inc. (a)	23,174
449	Waste Connections, Inc.	25,282

		48,456

	Electrical Equipment — 2.8%
173	Acuity Brands, Inc.	40,541
275	AMETEK, Inc.	14,719
180	Hubbell, Inc.	18,150
168	Regal Beloit Corp.	9,827
145	SolarCity Corp. (a)	7,413

		90,650

	Industrial Conglomerates — 1.3%
460	Carlisle Cos., Inc.	40,817

	Machinery — 2.0%
228	IDEX Corp.	17,452
151	Middleby Corp. (The) (a)	16,278
411	Rexnord Corp. (a)	7,456
89	Snap-on, Inc.	15,254
73	WABCO Holdings, Inc. (a)	7,475

		63,915

	Professional Services — 0.4%
123	Equifax, Inc.	13,699

	Road & Rail — 0.3%
155	Old Dominion Freight Line, Inc. (a)	9,126

	Trading Companies & Distributors — 1.6%
786	HD Supply Holdings, Inc. (a)	23,615
246	MSC Industrial Direct Co., Inc., Class A	13,835
121	Watsco, Inc.	14,167

		51,617

	Total Industrials	433,655

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 17.1%
	Communications Equipment — 2.8%
307	Arista Networks, Inc. (a)	23,889
401	Ciena Corp. (a)	8,305
314	CommScope Holding Co., Inc. (a)	8,127
367	Harris Corp.	31,901
99	Palo Alto Networks, Inc. (a)	17,402

		89,624

	Electronic Equipment, Instruments & Components — 2.2%
790	Amphenol Corp., Class A	41,261
436	Arrow Electronics, Inc. (a)	23,636
248	Fitbit, Inc., Class A (a)	7,324

		72,221

	Internet Software & Services — 0.6%
97	CoStar Group, Inc. (a)	19,966
70	Match Group, Inc. (a)	954

		20,920

	IT Services — 3.3%
84	Alliance Data Systems Corp. (a)	23,121
229	Gartner, Inc. (a)	20,770
384	Jack Henry & Associates, Inc.	30,009
356	Vantiv, Inc., Class A (a)	16,901
498	VeriFone Systems, Inc. (a)	13,962

		104,763

	Semiconductors & Semiconductor Equipment — 3.1%
244	Analog Devices, Inc.	13,518
104	Avago Technologies Ltd., (Singapore)	15,154
89	Cavium, Inc. (a)	5,830
146	KLA-Tencor Corp.	10,096
208	Lam Research Corp.	16,495
256	NXP Semiconductors N.V., (Netherlands) (a)	21,560
363	Xilinx, Inc.	17,035

		99,688

	Software — 5.1%
280	Atlassian Corp. plc, (United Kingdom), Class A (a)	8,416
470	Electronic Arts, Inc. (a)	32,305
284	Guidewire Software, Inc. (a)	17,097
317	Mobileye N.V., (Israel) (a)	13,407
259	ServiceNow, Inc. (a)	22,428
233	Splunk, Inc. (a)	13,709
508	Synopsys, Inc. (a)	23,180
162	Tableau Software, Inc., Class A (a)	15,283
238	Workday, Inc., Class A (a)	18,932

		164,757

	Total Information Technology	551,973

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 4.6%
	Chemicals — 2.2%
93	Airgas, Inc.	12,873
174	Albemarle Corp.	9,745
120	PPG Industries, Inc.	11,809
144	Sherwin-Williams Co. (The)	37,372

		71,799

	Construction Materials — 0.9%
263	Eagle Materials, Inc.	15,863
146	Vulcan Materials Co.	13,818

		29,681

	Containers & Packaging — 1.5%
192	Ball Corp.	13,999
358	Silgan Holdings, Inc.	19,248
327	WestRock Co.	14,897

		48,144

	Total Materials	149,624

	Utilities — 4.4%
	Electric Utilities — 1.6%
231	Edison International	13,695
451	Westar Energy, Inc.	19,114
499	Xcel Energy, Inc.	17,912

		50,721

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
197	National Fuel Gas Co.	8,413
1,039	Questar Corp.	20,230

		28,643

	Multi-Utilities — 1.9%
1,081	CenterPoint Energy, Inc.	19,853
484	CMS Energy Corp.	17,461
102	Sempra Energy	9,617
285	WEC Energy Group, Inc.	14,638

		61,569

	Total Utilities	140,933

	Total Common Stocks (Cost $2,522,806)	3,129,525

Short-Term Investment — 2.7%
	Investment Company — 2.7%
85,656	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $85,656)	85,656

	Total Investments — 100.0% (Cost $2,608,462)	3,215,181
	Other Assets in Excess of Liabilities — 0.0% (g)	580

	NET ASSETS — 100.0%	$3,215,761

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 21.6%
	Automobiles — 0.9%
108	Tesla Motors, Inc. (a)	25,813

	Hotels, Restaurants & Leisure — 4.4%
619	Aramark	19,975
28	Chipotle Mexican Grill, Inc. (a)	13,471
2,146	Hilton Worldwide Holdings, Inc.	45,932
806	Norwegian Cruise Line Holdings Ltd. (a)	47,206

		126,584

	Household Durables — 3.1%
337	Mohawk Industries, Inc. (a)	63,838
742	Toll Brothers, Inc. (a)	24,699

		88,537

	Internet & Catalog Retail — 2.2%
189	Netflix, Inc. (a)	21,644
207	TripAdvisor, Inc. (a)	17,606
528	Wayfair, Inc., Class A (a)	25,159

		64,409

	Multiline Retail — 1.9%
770	Dollar General Corp.	55,364

	Specialty Retail — 8.0%
617	GameStop Corp., Class A	17,287
391	L Brands, Inc.	37,508
161	O’Reilly Automotive, Inc. (a)	40,817
656	Ross Stores, Inc.	35,315
340	Tractor Supply Co.	29,107
285	Ulta Salon Cosmetics & Fragrance, Inc. (a)	52,811
272	Williams-Sonoma, Inc.	15,903

		228,748

	Textiles, Apparel & Luxury Goods — 1.1%
604	Gildan Activewear, Inc., (Canada)	17,170
222	V.F. Corp.	13,813

		30,983

	Total Consumer Discretionary	620,438

	Consumer Staples — 2.8%
	Beverages — 1.8%
355	Monster Beverage Corp. (a)	52,835

	Food & Staples Retailing — 1.0%
1,041	Sprouts Farmers Market, Inc. (a)	27,674

	Total Consumer Staples	80,509

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
420	Concho Resources, Inc. (a)	39,031
327	Range Resources Corp.	8,038

	Total Energy	47,069

	Financials — 10.3%
	Banks — 2.1%
463	East West Bancorp, Inc.	19,253
259	Signature Bank (a)	39,700

		58,953

	Capital Markets — 3.9%
229	Affiliated Managers Group, Inc. (a)	36,619
660	Lazard Ltd., (Bermuda), Class A	29,688
405	Oaktree Capital Group LLC	19,326
776	TD Ameritrade Holding Corp.	26,926

		112,559

	Diversified Financial Services — 2.0%
592	McGraw Hill Financial, Inc.	58,313

	Real Estate Management & Development — 2.3%
1,866	CBRE Group, Inc., Class A (a)	64,527

	Total Financials	294,352

	Health Care — 13.9%
	Biotechnology — 3.6%
350	BioMarin Pharmaceutical, Inc. (a)	36,635
172	Incyte Corp. (a)	18,618
80	Intercept Pharmaceuticals, Inc. (a)	11,914
240	Kite Pharma, Inc. (a)	14,807
155	Vertex Pharmaceuticals, Inc. (a)	19,540

		101,514

	Health Care Equipment & Supplies — 2.0%
195	Edwards Lifesciences Corp. (a)	15,417
389	Sirona Dental Systems, Inc. (a)	42,570

		57,987

	Health Care Providers & Services — 4.4%
542	Acadia Healthcare Co., Inc. (a)	33,862
1,201	Envision Healthcare Holdings, Inc. (a)	31,194
231	Humana, Inc.	41,287
530	Premier, Inc., Class A (a)	18,710

		125,053

	Health Care Technology — 1.3%
780	Inovalon Holdings, Inc., Class A (a)	13,268
814	Veeva Systems, Inc., Class A (a)	23,482

		36,750

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 1.3%
200	Illumina, Inc. (a)	38,385

	Pharmaceuticals — 1.3%
195	Jazz Pharmaceuticals plc, (Ireland) (a)	27,475
98	Valeant Pharmaceuticals International, Inc. (a)	9,911

		37,386

	Total Health Care	397,075

	Industrials — 17.7%
	Airlines — 2.2%
1,270	Delta Air Lines, Inc.	64,365

	Building Products — 3.9%
359	A.O. Smith Corp.	27,518
742	Fortune Brands Home & Security, Inc.	41,170
335	Lennox International, Inc.	41,858

		110,546

	Commercial Services & Supplies — 2.9%
335	Stericycle, Inc. (a)	40,376
782	Waste Connections, Inc.	44,029

		84,405

	Electrical Equipment — 2.9%
304	Acuity Brands, Inc.	71,012
258	SolarCity Corp. (a)	13,148

		84,160

	Industrial Conglomerates — 1.4%
455	Carlisle Cos., Inc.	40,312

	Machinery — 1.5%
263	Middleby Corp. (The) (a)	28,418
129	WABCO Holdings, Inc. (a)	13,151

		41,569

	Road & Rail — 0.6%
268	Old Dominion Freight Line, Inc. (a)	15,831

	Trading Companies & Distributors — 2.3%
1,369	HD Supply Holdings, Inc. (a)	41,122
209	Watsco, Inc.	24,537

		65,659

	Total Industrials	506,847

	Information Technology — 24.8%
	Communications Equipment — 5.0%
535	Arista Networks, Inc. (a)	41,623
711	Ciena Corp. (a)	14,707
639	Harris Corp.	55,492
175	Palo Alto Networks, Inc. (a)	30,792

		142,614

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 2.1%
876	Amphenol Corp., Class A	45,771
436	Fitbit, Inc., Class A (a)	12,915

		58,686

	Internet Software & Services — 1.2%
168	CoStar Group, Inc. (a)	34,802

	IT Services — 4.5%
146	Alliance Data Systems Corp. (a)	40,293
399	Gartner, Inc. (a)	36,205
625	Vantiv, Inc., Class A (a)	29,649
835	VeriFone Systems, Inc. (a)	23,387

		129,534

	Semiconductors & Semiconductor Equipment — 3.4%
183	Avago Technologies Ltd., (Singapore)	26,495
157	Cavium, Inc. (a)	10,331
307	Lam Research Corp.	24,373
446	NXP Semiconductors N.V., (Netherlands) (a)	37,581

		98,780

	Software — 8.6%
485	Atlassian Corp. plc, (United Kingdom), Class A (a)	14,583
818	Electronic Arts, Inc. (a)	56,179
496	Guidewire Software, Inc. (a)	29,847
554	Mobileye N.V., (Israel) (a)	23,441
451	ServiceNow, Inc. (a)	39,080
407	Splunk, Inc. (a)	23,955
287	Tableau Software, Inc., Class A (a)	27,039
414	Workday, Inc., Class A (a)	33,012

		247,136

	Total Information Technology	711,552

	Materials — 4.1%
	Chemicals — 2.3%
209	PPG Industries, Inc.	20,665
172	Sherwin-Williams Co. (The)	44,584

		65,249

	Construction Materials — 1.8%
458	Eagle Materials, Inc.	27,667
254	Vulcan Materials Co.	24,147

		51,814

	Total Materials	117,063

	Total Common Stocks (Cost $2,412,730)	2,774,905

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.3%
	Investment Company — 3.3%
94,931	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $94,931)	94,931

	Total Investments — 100.1% (Cost $2,507,661)	2,869,836
	Liabilities in Excess of Other Assets — (0.1)%	(3,825)

	NET ASSETS — 100.0%	$2,866,011

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 17.6%
	Distributors — 1.0%
1,768	Genuine Parts Co.	151,822

	Hotels, Restaurants & Leisure — 0.9%
1,583	Marriott International, Inc., Class A	106,153
292	Starwood Hotels & Resorts Worldwide, Inc.	20,255

		126,408

	Household Durables — 3.2%
3,548	Jarden Corp. (a)	202,639
1,370	Mohawk Industries, Inc. (a)	259,441

		462,080

	Internet & Catalog Retail — 1.4%
1,686	Expedia, Inc.	209,579

	Media — 2.7%
1,867	CBS Corp. (Non-Voting), Class B	87,996
2,521	DISH Network Corp., Class A (a)	144,148
4,485	TEGNA, Inc.	114,462
3,340	Time, Inc.	52,331

		398,937

	Multiline Retail — 2.1%
4,442	Kohl’s Corp.	211,550
2,009	Nordstrom, Inc.	100,068

		311,618

	Specialty Retail — 5.1%
237	AutoZone, Inc. (a)	175,961
2,641	Bed Bath & Beyond, Inc. (a)	127,438
5,053	Best Buy Co., Inc.	153,879
5,478	Gap, Inc. (The)	135,307
1,978	Tiffany & Co.	150,887

		743,472

	Textiles, Apparel & Luxury Goods — 1.2%
1,530	PVH Corp.	112,707
1,067	V.F. Corp.	66,444

		179,151

	Total Consumer Discretionary	2,583,067

	Consumer Staples — 6.2%
	Beverages — 2.1%
942	Constellation Brands, Inc., Class A	134,209
1,886	Dr. Pepper Snapple Group, Inc.	175,808

		310,017

	Food & Staples Retailing — 2.3%
5,115	Kroger Co. (The)	213,977

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
15,560	Rite Aid Corp. (a)	121,990

		335,967

	Food Products — 0.7%
1,184	Hershey Co. (The)	105,658

	Household Products — 0.3%
1,543	Energizer Holdings, Inc.	52,542

	Personal Products — 0.8%
1,463	Edgewell Personal Care Co.	114,636

	Total Consumer Staples	918,820

	Energy — 4.9%
	Oil, Gas & Consumable Fuels — 4.9%
8,881	Columbia Pipeline Group, Inc.	177,624
5,408	Energen Corp.	221,670
3,703	EQT Corp.	193,036
2,503	PBF Energy, Inc., Class A	92,130
4,179	Southwestern Energy Co. (a)	29,710

	Total Energy	714,170

	Financials — 32.4%
	Banks — 7.2%
4,791	Citizens Financial Group, Inc.	125,479
11,271	Fifth Third Bancorp	226,551
1,965	First Republic Bank	129,827
5,177	Huntington Bancshares, Inc.	57,257
2,143	M&T Bank Corp.	259,742
5,028	SunTrust Banks, Inc.	215,415
1,631	Zions Bancorporation	44,514

		1,058,785

	Capital Markets — 4.4%
1,655	Ameriprise Financial, Inc.	176,124
3,935	Invesco Ltd.	131,754
1,751	Legg Mason, Inc.	68,687
1,450	Northern Trust Corp.	104,554
2,309	T. Rowe Price Group, Inc.	165,103

		646,222

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	93,110

	Insurance — 9.0%
214	Alleghany Corp. (a)	102,246
1,207	Chubb Corp. (The)	160,127
4,083	Hartford Financial Services Group, Inc. (The)	177,436
6,215	Loews Corp.	238,658
3,701	Marsh & McLennan Cos., Inc.	205,223

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,066	Progressive Corp. (The)	65,698
4,150	Unum Group	138,151
1,153	W.R. Berkley Corp.	63,126
4,448	XL Group plc, (Ireland)	174,272

		1,324,937

	Real Estate Investment Trusts (REITs) — 11.1%
2,601	American Campus Communities, Inc.	107,540
3,689	American Homes 4 Rent, Class A	61,465
1,007	AvalonBay Communities, Inc.	185,480
872	Boston Properties, Inc.	111,151
5,251	Brixmor Property Group, Inc.	135,586
5,105	General Growth Properties, Inc.	138,901
2,193	HCP, Inc.	83,842
6,696	Kimco Realty Corp.	177,165
1,672	LaSalle Hotel Properties	42,060
3,528	Outfront Media, Inc.	77,006
3,699	Rayonier, Inc.	82,119
1,517	Regency Centers Corp.	103,336
2,225	Starwood Property Trust, Inc.	45,746
1,683	Vornado Realty Trust	168,209
3,898	Weyerhaeuser Co.	116,853

		1,636,459

	Total Financials	4,759,513

	Health Care — 5.4%
	Health Care Providers & Services — 5.4%
1,821	AmerisourceBergen Corp.	188,885
1,395	Cigna Corp.	204,143
727	Henry Schein, Inc. (a)	115,045
1,131	Humana, Inc.	201,837
769	Universal Health Services, Inc., Class B	91,888

	Total Health Care	801,798

	Industrials — 9.1%
	Building Products — 1.0%
2,564	Fortune Brands Home & Security, Inc.	142,290

	Electrical Equipment — 2.7%
2,612	AMETEK, Inc.	139,973
1,705	Hubbell, Inc.	172,239
1,578	Regal Beloit Corp.	92,331

		404,543

	Industrial Conglomerates — 1.1%
1,887	Carlisle Cos., Inc.	167,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.6%
2,179	IDEX Corp.	166,913
3,890	Rexnord Corp. (a)	70,479
833	Snap-on, Inc.	142,886

		380,278

	Professional Services — 0.9%
1,144	Equifax, Inc.	127,407

	Trading Companies & Distributors — 0.8%
2,153	MSC Industrial Direct Co., Inc., Class A	121,155

	Total Industrials	1,342,995

	Information Technology — 9.1%
	Communications Equipment — 0.5%
2,912	CommScope Holding Co., Inc. (a)	75,404

	Electronic Equipment, Instruments & Components — 2.5%
2,661	Amphenol Corp., Class A	139,000
4,182	Arrow Electronics, Inc. (a)	226,567

		365,567

	Internet Software & Services — 0.0% (g)
654	Match Group, Inc. (a)	8,858

	IT Services — 1.9%
3,571	Jack Henry & Associates, Inc.	278,791

	Semiconductors & Semiconductor Equipment — 2.7%
2,489	Analog Devices, Inc.	137,670
1,376	KLA-Tencor Corp.	95,392
3,373	Xilinx, Inc.	158,444

		391,506

	Software — 1.5%
4,793	Synopsys, Inc. (a)	218,628

	Total Information Technology	1,338,754

	Materials — 5.3%
	Chemicals — 2.2%
866	Airgas, Inc.	119,747
1,638	Albemarle Corp.	91,767
435	Sherwin-Williams Co. (The)	112,889

		324,403

	Containers & Packaging — 3.1%
1,815	Ball Corp.	132,023
3,450	Silgan Holdings, Inc.	185,324
3,031	WestRock Co.	138,269

		455,616

	Total Materials	780,019

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 9.2%
	Electric Utilities — 3.3%
2,239	Edison International	132,563
4,302	Westar Energy, Inc.	182,468
4,756	Xcel Energy, Inc.	170,775

		485,806

	Gas Utilities — 1.9%
1,863	National Fuel Gas Co.	79,653
9,821	Questar Corp.	191,312

		270,965

	Multi-Utilities — 4.0%
10,427	CenterPoint Energy, Inc.	191,435
4,664	CMS Energy Corp.	168,269
969	Sempra Energy	91,051
2,698	WEC Energy Group, Inc.	138,439
		589,194

	Total Utilities	1,345,965

	Total Common Stocks (Cost $10,206,788)	14,585,101

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
180,998	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $180,998)	180,998

	Total Investments — 100.4% (Cost $10,387,786)	14,766,099
	Liabilities in Excess of Other Assets — (0.4)%	(65,949)

	NET ASSETS — 100.0%	$14,700,150

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.5%
Common Stocks — 89.5%
	Consumer Discretionary — 11.4%
	Diversified Consumer Services — 1.0%
70	ServiceMaster Global Holdings, Inc. (a)	2,754

	Hotels, Restaurants & Leisure — 2.1%
39	Darden Restaurants, Inc.	2,494
49	Restaurant Brands International, Inc., (Canada)	1,849
11	Vail Resorts, Inc.	1,373

		5,716

	Household Durables — 1.4%
1	NVR, Inc. (a) (j)	1,109
59	PulteGroup, Inc.	1,048
47	Toll Brothers, Inc. (a)	1,554

		3,711

	Internet & Catalog Retail — 0.1%
132	Groupon, Inc. (a)	404

	Media — 0.9%
14	Sinclair Broadcast Group, Inc., Class A	463
485	Sirius XM Holdings, Inc. (a)	1,975
10	Time, Inc.	161

		2,599

	Multiline Retail — 1.9%
18	Dillard’s, Inc., Class A (j)	1,200
10	Kohl’s Corp.	488
25	Macy’s, Inc.	873
35	Target Corp.	2,509

		5,070

	Specialty Retail — 3.3%
75	Best Buy Co., Inc. (j)	2,280
36	GameStop Corp., Class A	1,014
37	GNC Holdings, Inc., Class A	1,134
33	Lowe’s Cos., Inc. (j)	2,505
210	Staples, Inc.	1,985

		8,918

	Textiles, Apparel & Luxury Goods — 0.7%
7	Carter’s, Inc.	587
16	Deckers Outdoor Corp. (a) (j)	741
17	Skechers U.S.A., Inc., Class A (a)	510

		1,838

	Total Consumer Discretionary	31,010

	Consumer Staples — 6.7%
	Beverages — 1.4%
42	Coca-Cola Enterprises, Inc.	2,083

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
16	Molson Coors Brewing Co., Class B (j)	1,539

		3,622

	Food & Staples Retailing — 0.8%
12	Walgreens Boots Alliance, Inc.	990
20	Wal-Mart Stores, Inc.	1,234

		2,224

	Food Products — 3.4%
36	Bunge Ltd.	2,434
29	Ingredion, Inc. (j)	2,767
115	Pilgrim’s Pride Corp. (j)	2,541
1	Seaboard Corp. (a)	1,520

		9,262

	Household Products — 0.3%
26	Energizer Holdings, Inc.	874

	Personal Products — 0.5%
119	Avon Products, Inc.	483
17	Herbalife Ltd. (a)	938

		1,421

	Tobacco — 0.3%
17	Reynolds American, Inc.	796

	Total Consumer Staples	18,199

	Energy — 4.6%
	Energy Equipment & Services — 2.1%
15	Cameron International Corp. (a)	962
122	Ensco plc, (United Kingdom), Class A	1,882
57	Noble Corp. plc, (United Kingdom)	602
66	Superior Energy Services, Inc.	887
112	Transocean Ltd., (Switzerland)	1,389

		5,722

	Oil, Gas & Consumable Fuels — 2.5%
386	Denbury Resources, Inc.	780
31	Devon Energy Corp.	977
26	Marathon Oil Corp.	332
11	Tesoro Corp.	1,142
33	Valero Energy Corp.	2,333
26	World Fuel Services Corp.	1,013
50	WPX Energy, Inc. (a)	286

		6,863

	Total Energy	12,585

	Financials — 3.8%
	Banks — 0.3%
60	KeyCorp (j)	785

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Capital Markets — 0.6%
29	E*TRADE Financial Corp. (a)	861
30	NorthStar Asset Management Group, Inc.	358
26	WisdomTree Investments, Inc.	402

		1,621

	Consumer Finance — 0.2%
13	OneMain Holdings, Inc. (a)	531

	Diversified Financial Services — 0.8%
30	MSCI, Inc.	2,173

	Insurance — 0.4%
13	Prudential Financial, Inc.	1,079

	Real Estate Investment Trusts (REITs) — 1.1%
56	Equity Commonwealth (a)	1,543
87	NorthStar Realty Finance Corp.	1,482

		3,025

	Thrifts & Mortgage Finance — 0.4%
118	MGIC Investment Corp. (a)	1,045

	Total Financials	10,259

	Health Care — 12.1%
	Biotechnology — 2.9%
12	Amgen, Inc. (j)	2,002
27	Gilead Sciences, Inc. (j)	2,777
8	United Therapeutics Corp. (a)	1,313
14	Vertex Pharmaceuticals, Inc. (a)	1,728

		7,820

	Health Care Equipment & Supplies — 2.2%
28	Alere, Inc. (a)	1,109
10	C.R. Bard, Inc.	1,876
76	Hologic, Inc. (a) (j)	2,923

		5,908

	Health Care Providers & Services — 6.2%
6	Aetna, Inc. (j)	665
2	Anthem, Inc. (j)	293
17	Cardinal Health, Inc. (j)	1,473
7	Cigna Corp.	955
17	Community Health Systems, Inc. (a)	454
33	Express Scripts Holding Co. (a)	2,863
36	Health Net, Inc. (a)	2,478
16	Humana, Inc.	2,780
26	LifePoint Health, Inc. (a)	1,896
8	McKesson Corp.	1,602
22	Molina Healthcare, Inc. (a)	1,347

		16,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.8%
3	Jazz Pharmaceuticals plc, (Ireland) (a)	358
59	Pfizer, Inc. (j)	1,919

		2,277

	Total Health Care	32,811

	Industrials — 15.1%
	Aerospace & Defense — 2.8%
69	BWX Technologies, Inc. (j)	2,177
37	Curtiss-Wright Corp.	2,528
2	General Dynamics Corp. (j)	275
15	Huntington Ingalls Industries, Inc. (j)	1,893
15	Spirit AeroSystems Holdings, Inc., Class A (a)	771

		7,644

	Air Freight & Logistics — 0.7%
40	Expeditors International of Washington, Inc.	1,789

	Airlines — 2.0%
53	Delta Air Lines, Inc. (j)	2,665
43	Southwest Airlines Co.	1,859
15	United Continental Holdings, Inc. (a)	857

		5,381

	Commercial Services & Supplies — 1.5%
28	KAR Auction Services, Inc.	1,026
83	Pitney Bowes, Inc.	1,709
88	R.R. Donnelley & Sons Co.	1,290

		4,025

	Construction & Engineering — 1.3%
83	AECOM (a) (j)	2,487
64	KBR, Inc. (j)	1,075

		3,562

	Machinery — 5.0%
24	AGCO Corp.	1,082
99	Allison Transmission Holdings, Inc. (j)	2,572
55	Crane Co.	2,626
27	Illinois Tool Works, Inc. (j)	2,530
119	Terex Corp.	2,200
25	Valmont Industries, Inc.	2,621

		13,631

	Professional Services — 0.6%
10	Dun & Bradstreet Corp. (The)	1,026
8	ManpowerGroup, Inc.	677

		1,703

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Road & Rail — 0.4%
20	Landstar System, Inc.	1,186

	Trading Companies & Distributors — 0.8%
50	WESCO International, Inc. (a)	2,171

	Total Industrials	41,092

	Information Technology — 26.1%
	Communications Equipment — 2.5%
268	Brocade Communications Systems, Inc.	2,458
111	Ciena Corp. (a)	2,296
35	Cisco Systems, Inc. (j)	950
41	Juniper Networks, Inc.	1,137

		6,841

	Electronic Equipment, Instruments & Components — 1.5%
66	Ingram Micro, Inc., Class A	2,002
23	SYNNEX Corp. (j)	2,095

		4,097

	Internet Software & Services — 2.9%
88	eBay, Inc. (a)	2,416
32	j2 Global, Inc. (j)	2,657
34	VeriSign, Inc. (a)	2,933

		8,006

	IT Services — 9.1%
48	Amdocs Ltd. (j)	2,610
77	Computer Sciences Corp.	2,515
73	CoreLogic, Inc. (a) (j)	2,463
44	CSRA, Inc.	1,318
33	Euronet Worldwide, Inc. (a)	2,397
16	Global Payments, Inc.	1,055
20	International Business Machines Corp.	2,732
57	Leidos Holdings, Inc. (j)	3,179
64	Teradata Corp. (a)	1,682
18	Total System Services, Inc.	888
27	Vantiv, Inc., Class A (a)	1,296
145	Western Union Co. (The)	2,591

		24,726

	Semiconductors & Semiconductor Equipment — 2.2%
7	Lam Research Corp.	547
73	Marvell Technology Group Ltd., (Bermuda)	642
72	NVIDIA Corp. (j)	2,387
121	Teradyne, Inc.	2,494

		6,070

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 5.4%
39	Activision Blizzard, Inc.	1,495
114	Cadence Design Systems, Inc. (a)	2,363
33	Citrix Systems, Inc. (a)	2,532
20	Fortinet, Inc. (a)	635
142	Nuance Communications, Inc. (a) (j)	2,815
27	PTC, Inc. (a)	933
9	Red Hat, Inc. (a)	785
40	Take-Two Interactive Software, Inc. (a)	1,407
29	VMware, Inc., Class A (a)	1,622

		14,587

	Technology Hardware, Storage & Peripherals — 2.5%
25	Apple, Inc. (j)	2,642
26	Hewlett Packard Enterprise Co.	397
26	HP, Inc.	309
63	NCR Corp. (a)	1,534
67	NetApp, Inc.	1,784

		6,666

	Total Information Technology	70,993

	Materials — 5.6%
	Chemicals — 2.0%
61	Cabot Corp.	2,494
18	LyondellBasell Industries N.V., Class A	1,599
48	Mosaic Co. (The)	1,335

		5,428

	Containers & Packaging — 1.3%
17	Crown Holdings, Inc. (a)	846
59	Sealed Air Corp. (j)	2,638

		3,484

	Metals & Mining — 1.3%
13	Reliance Steel & Aluminum Co.	777
151	Steel Dynamics, Inc.	2,704

		3,481

	Paper & Forest Products — 1.0%
69	Domtar Corp., (Canada)	2,536
8	International Paper Co.	316

		2,852

	Total Materials	15,245

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
54	AT&T, Inc. (j)	1,857
97	CenturyLink, Inc.	2,433

	Total Telecommunication Services	4,290

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Utilities — 2.5%
	Electric Utilities — 1.1%
42	Entergy Corp.	2,902

	Gas Utilities — 1.0%
77	UGI Corp.	2,615

	Independent Power & Renewable Electricity Producers — 0.4%
125	AES Corp. (j)	1,198

	Total Utilities	6,715

	Total Common Stocks (Cost $242,384)	243,199

Short-Term Investment — 10.0%
	Investment Company — 10.0%
27,308	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $27,308)	27,308

	Total Investments — 99.5% (Cost $269,692)	270,507
	Other Assets in Excess of Liabilities — 0.5% (c)	1,510

	NET ASSETS — 100.0%	$272,017

Short Positions — 88.9%
Common Stocks — 88.9%
	Consumer Discretionary — 11.0%
	Automobiles — 0.3%
3	Tesla Motors, Inc. (a)	756

	Hotels, Restaurants & Leisure — 2.8%
84	Aramark	2,724
2	Chipotle Mexican Grill, Inc. (a)	1,092
10	Domino’s Pizza, Inc.	1,154
36	Wynn Resorts Ltd.	2,519

		7,489

	Household Durables — 1.0%
9	Mohawk Industries, Inc. (a)	1,671
27	Newell Rubbermaid, Inc.	1,176

		2,847

	Internet & Catalog Retail — 0.2%
7	TripAdvisor, Inc. (a)	614

	Media — 0.5%
8	AMC Entertainment Holdings, Inc., Class A	198
7	Charter Communications, Inc., Class A (a)	1,227

		1,425

	Multiline Retail — 1.6%
32	Dollar Tree, Inc. (a)	2,481
38	Nordstrom, Inc.	1,869

		4,350

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.1%
54	Cabela’s, Inc. (a)	2,519
27	CarMax, Inc. (a)	1,479
32	DSW, Inc., Class A	770
23	Restoration Hardware Holdings, Inc. (a)	1,855
6	Signet Jewelers Ltd.	738
14	Tractor Supply Co.	1,168

		8,529

	Textiles, Apparel & Luxury Goods — 1.5%
125	Kate Spade & Co. (a)	2,225
23	Under Armour, Inc., Class A (a)	1,814

		4,039

	Total Consumer Discretionary	30,049

	Consumer Staples — 8.4%
	Beverages — 2.6%
13	Boston Beer Co., Inc. (The), Class A (a)	2,564
27	Brown-Forman Corp., Class B	2,652
13	Constellation Brands, Inc., Class A	1,859

		7,075

	Food & Staples Retailing — 1.1%
28	Sprouts Farmers Market, Inc. (a)	753
58	United Natural Foods, Inc. (a)	2,271

		3,024

	Food Products — 3.0%
45	Hain Celestial Group, Inc. (The) (a)	1,798
27	Hershey Co. (The)	2,417
13	McCormick & Co., Inc. (Non-Voting)	1,154
69	WhiteWave Foods Co. (The) (a)	2,675

		8,044

	Household Products — 0.5%
16	Procter & Gamble Co. (The)	1,309

	Personal Products — 1.2%
39	Estee Lauder Cos., Inc. (The), Class A	3,417

	Total Consumer Staples	22,869

	Energy — 4.6%
	Energy Equipment & Services — 1.0%
16	Helmerich & Payne, Inc.	877
65	Patterson-UTI Energy, Inc.	980
59	RPC, Inc.	705
34	Seadrill Ltd., (United Kingdom) (a)	114

		2,676

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.6%
49	Cabot Oil & Gas Corp.	861
10	Chevron Corp.	879
86	Columbia Pipeline Group, Inc.	1,727
10	Concho Resources, Inc. (a)	898
194	CONSOL Energy, Inc.	1,531
34	Golar LNG Ltd., (Bermuda)	532
20	Kinder Morgan, Inc.	299
6	Pioneer Natural Resources Co.	712
22	Range Resources Corp.	533
71	SM Energy Co.	1,403
37	Whiting Petroleum Corp. (a)	349

		9,724

	Total Energy	12,400

	Financials — 3.9%
	Banks — 0.8%
127	People’s United Financial, Inc.	2,049

	Capital Markets — 1.1%
15	Artisan Partners Asset Management, Inc., Class A	539
27	Franklin Resources, Inc.	985
22	T. Rowe Price Group, Inc.	1,572

		3,096

	Consumer Finance — 0.1%
22	Navient Corp.	250

	Insurance — 1.0%
3	Markel Corp. (a)	2,738

	Real Estate Investment Trusts (REITs) — 0.9%
115	Rayonier, Inc.	2,558

	Total Financials	10,691

	Health Care — 11.2%
	Biotechnology — 1.1%
5	Alnylam Pharmaceuticals, Inc. (a)	494
23	Cepheid, Inc. (a)	845
8	Puma Biotechnology, Inc. (a)	596
2	Regeneron Pharmaceuticals, Inc. (a)	1,045

		2,980

	Health Care Equipment & Supplies — 1.0%
19	Cooper Cos., Inc. (The)	2,596

	Health Care Providers & Services — 3.6%
39	Acadia Healthcare Co., Inc. (a)	2,416
56	Envision Healthcare Holdings, Inc. (a)	1,450
7	Henry Schein, Inc. (a)	1,040

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
58	Patterson Cos., Inc.	2,619
20	Team Health Holdings, Inc. (a)	881
49	Tenet Healthcare Corp. (a)	1,499

		9,905

	Health Care Technology — 0.8%
14	athenahealth, Inc. (a)	2,274

	Life Sciences Tools & Services — 0.8%
26	Bio-Techne Corp.	2,297

	Pharmaceuticals — 3.9%
70	Akorn, Inc. (a)	2,626
63	Catalent, Inc. (a)	1,579
30	Eli Lilly & Co.	2,519
14	Impax Laboratories, Inc. (a)	603
11	Mylan N.V. (a)	614
53	Zoetis, Inc.	2,528

		10,469

	Total Health Care	30,521

	Industrials — 17.1%
	Aerospace & Defense — 1.5%
34	B/E Aerospace, Inc.	1,451
55	Hexcel Corp.	2,570

		4,021

	Airlines — 0.8%
12	Copa Holdings S.A., (Panama), Class A	597
37	Spirit Airlines, Inc. (a)	1,459

		2,056

	Building Products — 1.4%
16	Armstrong World Industries, Inc. (a)	750
53	Fortune Brands Home & Security, Inc.	2,921

		3,671

	Commercial Services & Supplies — 3.3%
71	Covanta Holding Corp.	1,094
46	Republic Services, Inc.	2,024
23	Stericycle, Inc. (a)	2,756
55	Waste Connections, Inc.	3,083

		8,957

	Construction & Engineering — 0.2%
28	Quanta Services, Inc. (a)	572

	Machinery — 4.4%
51	CLARCOR, Inc.	2,516
92	Donaldson Co., Inc.	2,636

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Machinery — continued
16	Graco, Inc.	1,151
12	Middleby Corp. (The) (a)	1,276
15	Nordson Corp.	951
69	Oshkosh Corp.	2,687
10	Wabtec Corp.	711

		11,928

	Marine — 0.2%
11	Kirby Corp. (a)	596

	Professional Services — 0.2%
8	Verisk Analytics, Inc. (a)	609

	Road & Rail — 2.7%
18	Genesee & Wyoming, Inc., Class A (a)	966
41	J.B. Hunt Transport Services, Inc.	2,989
29	Kansas City Southern	2,137
22	Ryder System, Inc.	1,247

		7,339

	Trading Companies & Distributors — 2.4%
67	Fastenal Co.	2,746
22	MSC Industrial Direct Co., Inc., Class A	1,233
13	W.W. Grainger, Inc.	2,659

		6,638

	Total Industrials	46,387

	Information Technology — 24.5%
	Communications Equipment — 1.2%
20	NetScout Systems, Inc. (a)	604
45	ViaSat, Inc. (a)	2,724

		3,328

	Electronic Equipment, Instruments & Components — 4.5%
43	Amphenol Corp., Class A	2,234
43	CDW Corp.	1,806
144	Knowles Corp. (a)	1,922
51	National Instruments Corp.	1,459
110	Trimble Navigation Ltd. (a)	2,366
36	Zebra Technologies Corp., Class A (a)	2,500

		12,287

	Internet Software & Services — 4.6%
16	Akamai Technologies, Inc. (a)	842
12	CoStar Group, Inc. (a)	2,449
12	Facebook, Inc., Class A (a)	1,209
6	LinkedIn Corp., Class A (a)	1,350
22	Pandora Media, Inc. (a)	296

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — continued
92	Rackspace Hosting, Inc. (a)	2,321
99	Twitter, Inc. (a)	2,299
62	Yelp, Inc. (a)	1,783

		12,549

	IT Services — 5.5%
46	Booz Allen Hamilton Holding Corp.	1,424
21	DST Systems, Inc.	2,427
17	FleetCor Technologies, Inc. (a)	2,451
10	Gartner, Inc. (a)	937
32	Jack Henry & Associates, Inc.	2,527
46	MAXIMUS, Inc.	2,590
50	Paychex, Inc.	2,634

		14,990

	Semiconductors & Semiconductor Equipment — 2.1%
40	Cavium, Inc. (a)	2,619
20	Cree, Inc. (a)	525
226	Cypress Semiconductor Corp. (a)	2,215
7	Qorvo, Inc. (a)	380

		5,739

	Software — 6.1%
41	Autodesk, Inc. (a)	2,515
64	CommVault Systems, Inc. (a)	2,503
14	Manhattan Associates, Inc. (a)	897
31	NetSuite, Inc. (a)	2,582
45	Splunk, Inc. (a)	2,623
18	SS&C Technologies Holdings, Inc.	1,202
12	Tableau Software, Inc., Class A (a)	1,156
12	Ultimate Software Group, Inc. (The) (a)	2,434
6	Workday, Inc., Class A (a)	498

		16,410

	Technology Hardware, Storage & Peripherals — 0.5%
52	Stratasys Ltd. (a)	1,227

	Total Information Technology	66,530

	Materials — 4.7%
	Chemicals — 3.1%
21	Air Products & Chemicals, Inc.	2,705
19	CF Industries Holdings, Inc.	761
65	FMC Corp.	2,542
25	Praxair, Inc.	2,559

		8,567

	Metals & Mining — 1.6%
254	Freeport-McMoRan, Inc.	1,720

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — continued
64	Southern Copper Corp., (Peru)	1,684
94	Tahoe Resources, Inc.	817

		4,221

	Total Materials	12,788

	Telecommunication Services — 1.4%
	Wireless Telecommunication Services — 1.4%
452	Sprint Corp. (a)	1,636
25	Telephone & Data Systems, Inc.	634
35	United States Cellular Corp. (a)	1,443

	Total Telecommunication Services	3,713

	Utilities — 2.1%
	Electric Utilities — 0.8%
80	Pepco Holdings, Inc.	2,072

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 0.3%
63	Dynegy, Inc. (a)	841

		—

	Multi-Utilities — 1.0%
42	Dominion Resources, Inc.	2,846

	Total Utilities	5,759

	Total Securities Sold Short (Proceeds $265,343)	$241,707

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(9)	E-mini S&P 500	03/18/16	USD	$(916)	$—	(h)
(13)	S&P Mid Cap 400	03/18/16	USD	(1,811)	1

					$1

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 14.4%
	Distributors — 1.2%
1,508	Genuine Parts Co.	129,488

	Hotels, Restaurants & Leisure — 0.9%
527	Brinker International, Inc.	25,277
1,596	ClubCorp Holdings, Inc.	29,154
3,272	La Quinta Holdings, Inc. (a)	44,532

		98,963

	Household Durables — 0.3%
586	Jarden Corp. (a)	33,484

	Internet & Catalog Retail — 0.8%
760	Expedia, Inc.	94,455

	Media — 4.6%
1,489	CBS Corp. (Non-Voting), Class B	70,191
458	Charter Communications, Inc., Class A (a)	83,768
3,970	Clear Channel Outdoor Holdings, Inc., Class A (a)	22,192
2,304	DISH Network Corp., Class A (a)	131,755
2,521	Entercom Communications Corp., Class A (a)	28,315
3,176	Media General, Inc. (a)	51,294
1,738	TEGNA, Inc.	44,355
749	Time Warner, Inc.	48,425
1,921	Time, Inc.	30,100

		510,395

	Multiline Retail — 1.2%
2,938	Kohl’s Corp.	139,946

	Specialty Retail — 4.7%
118	AutoZone, Inc. (a)	87,263
1,786	Bed Bath & Beyond, Inc. (a)	86,155
3,254	Best Buy Co., Inc.	99,076
3,242	Gap, Inc. (The)	80,068
595	Home Depot, Inc. (The)	78,677
1,220	Tiffany & Co.	93,043

		524,282

	Textiles, Apparel & Luxury Goods — 0.7%
399	Columbia Sportswear Co.	19,465
1,872	Hanesbrands, Inc.	55,087

		74,552

	Total Consumer Discretionary	1,605,565

	Consumer Staples — 4.9%
	Beverages — 0.7%
840	Dr. Pepper Snapple Group, Inc.	78,285

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
888	CVS Health Corp.	86,839
2,110	Kroger Co. (The)	88,270

		175,109

	Food Products — 1.1%
973	Post Holdings, Inc. (a)	60,010
849	TreeHouse Foods, Inc. (a)	66,627

		126,637

	Household Products — 1.5%
1,029	Energizer Holdings, Inc.	35,039
1,668	Procter & Gamble Co. (The)	132,456

		167,495

	Total Consumer Staples	547,526

	Energy — 6.4%
	Oil, Gas & Consumable Fuels — 6.4%
988	Devon Energy Corp.	31,600
865	EQT Corp.	45,103
3,099	Exxon Mobil Corp.	241,528
1,902	HollyFrontier Corp.	75,872
4,340	Kinder Morgan, Inc.	64,756
957	Marathon Petroleum Corp.	49,611
1,648	PBF Energy, Inc., Class A	60,661
1,120	Phillips 66	91,583
2,599	Southwestern Energy Co. (a)	18,477
3,239	Teekay Corp., (Bermuda)	31,968

	Total Energy	711,159

	Financials — 36.2%
	Banks — 15.0%
13,070	Bank of America Corp.	219,970
1,694	CIT Group, Inc.	67,256
2,427	Citigroup, Inc.	125,574
3,809	Citizens Financial Group, Inc.	99,758
3,959	Fifth Third Bancorp	79,568
871	First Republic Bank	57,563
1,338	M&T Bank Corp.	162,169
511	National Bank Holdings Corp., Class A	10,920
1,598	PNC Financial Services Group, Inc. (The)	152,305
2,911	SunTrust Banks, Inc.	124,694
2,958	U.S. Bancorp	126,222
8,292	Wells Fargo & Co.	450,775

		1,676,774

	Capital Markets — 2.7%
481	Ameriprise Financial, Inc.	51,209
1,944	Legg Mason, Inc.	76,274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
810	Northern Trust Corp.	58,416
1,648	T. Rowe Price Group, Inc.	117,796

		303,695

	Consumer Finance — 2.7%
4,235	Ally Financial, Inc. (a)	78,933
3,107	Capital One Financial Corp.	224,256

		303,189

	Insurance — 10.5%
90	Alleghany Corp. (a)	43,178
1,589	Allied World Assurance Co. Holdings AG, (Switzerland)	59,102
2,713	American International Group, Inc.	168,118
847	Chubb Corp. (The)	112,280
3,215	CNO Financial Group, Inc.	61,378
2,910	Hartford Financial Services Group, Inc. (The)	126,451
5,393	Loews Corp.	207,108
975	Marsh & McLennan Cos., Inc.	54,069
1,327	Prudential Financial, Inc.	108,039
1,124	Travelers Cos., Inc. (The)	126,900
2,612	Unum Group	86,937
410	W.R. Berkley Corp.	22,459

		1,176,019

	Real Estate Investment Trusts (REITs) — 4.8%
3,534	American Homes 4 Rent, Class A	58,880
2,067	American Residential Properties, Inc.	39,074
3,518	Brixmor Property Group, Inc.	90,824
895	EastGroup Properties, Inc.	49,754
1,359	HCP, Inc.	51,980
2,459	Kimco Realty Corp.	65,055
1,975	Outfront Media, Inc.	43,119
3,214	Rayonier, Inc.	71,351
2,174	Weyerhaeuser Co.	65,177

		535,214

	Real Estate Management & Development — 0.5%
1,572	Brookfield Asset Management, Inc., (Canada), Class A	49,562

	Total Financials	4,044,453

	Health Care — 8.6%
	Health Care Providers & Services — 3.1%
976	Aetna, Inc.	105,497
938	HCA Holdings, Inc. (a)	63,403
476	National HealthCare Corp.	29,349
1,192	UnitedHealth Group, Inc.	140,250

		338,499

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 5.5%
1,616	Johnson & Johnson	165,975
2,931	Merck & Co., Inc.	154,831
9,151	Pfizer, Inc.	295,381

		616,187

	Total Health Care	954,686

	Industrials — 7.5%
	Aerospace & Defense — 2.0%
887	Honeywell International, Inc.	91,825
1,398	United Technologies Corp.	134,306

		226,131

	Airlines — 1.6%
3,527	Delta Air Lines, Inc.	178,774

	Industrial Conglomerates — 0.9%
1,101	Carlisle Cos., Inc.	97,659

	Machinery — 2.0%
1,925	Dover Corp.	117,991
1,083	Illinois Tool Works, Inc.	100,391

		218,382

	Trading Companies & Distributors — 1.0%
550	W.W. Grainger, Inc.	111,384

	Total Industrials	832,330

	Information Technology — 6.9%
	Communications Equipment — 1.8%
4,211	Cisco Systems, Inc.	114,353
1,745	QUALCOMM, Inc.	87,236

		201,589

	Electronic Equipment, Instruments & Components — 0.8%
1,630	Arrow Electronics, Inc. (a)	88,297

	IT Services — 0.4%
1,138	PayPal Holdings, Inc. (a)	41,199

	Semiconductors & Semiconductor Equipment — 2.1%
622	Analog Devices, Inc.	34,426
850	KLA-Tencor Corp.	58,961
2,575	Texas Instruments, Inc.	141,152

		234,539

	Software — 1.2%
2,514	Microsoft Corp.	139,504

	Technology Hardware, Storage & Peripherals — 0.6%
2,817	Hewlett Packard Enterprise Co.	42,812

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
2,218	HP, Inc.	26,256

		69,068

	Total Information Technology	774,196

	Materials — 4.0%
	Chemicals — 0.6%
2,284	Mosaic Co. (The)	63,002

	Construction Materials — 0.9%
704	Martin Marietta Materials, Inc.	96,133

	Containers & Packaging — 1.9%
1,559	Ball Corp.	113,364
2,239	WestRock Co.	102,152

		215,516

	Paper & Forest Products — 0.6%
3,002	KapStone Paper & Packaging Corp.	67,804

	Total Materials	442,455

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.2%
2,906	Verizon Communications, Inc.	134,316

	Wireless Telecommunication Services — 0.8%
2,172	T-Mobile US, Inc. (a)	84,957

	Total Telecommunication Services	219,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.4%
	Electric Utilities — 5.6%
1,861	American Electric Power Co., Inc.	108,458
1,470	Duke Energy Corp.	104,922
1,724	Edison International	102,057
1,695	Eversource Energy	86,543
1,035	NextEra Energy, Inc.	107,557
3,121	Xcel Energy, Inc.	112,086

		621,623

	Multi-Utilities — 0.8%
1,007	Sempra Energy	94,640

	Total Utilities	716,263

	Total Common Stocks (Cost $9,801,722)	10,847,906

Short-Term Investment — 2.7%
	Investment Company — 2.7%
306,638	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $306,638)	306,638

	Total Investments — 100.0% (Cost $10,108,360)	11,154,544
	Other Assets in Excess of Liabilities — 0.0% (g)	221

	NET ASSETS — 100.0%	$11,154,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of the security is segregated for short sales.

The following approximates the aggregate amount of securities segregated for short sales (amounts in thousands):

Fund	Value
Multi-Cap Market Neutral Fund	$44,367

(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$6,276,762	$3,129,525	$2,774,905
Investments in affiliates, at value	170,071	85,656	94,931

Total investment securities, at value	6,446,833	3,215,181	2,869,836
Cash	—	57	39
Receivables:
Investment securities sold	5,054	1,350	1,883
Fund shares sold	31,673	6,358	12,578
Dividends from non-affiliates	1,359	2,665	611
Dividends from affiliates	16	11	14

Total Assets	6,484,935	3,225,622	2,884,961

LIABILITIES:
Payables:
Investment securities purchased	—	5,871	10,042
Fund shares redeemed	4,740	1,568	6,371
Accrued liabilities:
Investment advisory fees	3,479	1,663	1,485
Administration fees	443	211	175
Distribution fees	703	72	288
Shareholder servicing fees	616	12	175
Custodian and accounting fees	57	35	21
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Other	320	428	392

Total Liabilities	10,359	9,861	18,950

Net Assets	$6,474,576	$3,215,761	$2,866,011

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,179,887	$2,605,097	$2,324,318
Accumulated undistributed (distributions in excess of) net investment income	(22,367)	(1,425)	(15,461)
Accumulated net realized gains (losses)	(64,169)	5,370	194,979
Net unrealized appreciation (depreciation)	1,381,225	606,719	362,175

Total Net Assets	$6,474,576	$3,215,761	$2,866,011

Net Assets:
Class A	$1,735,538	$268,940	$1,007,816
Class C	567,051	26,425	101,493
Class R2	—	780	30,702
Class R5	77,931	2,939	218,610
Class R6	2,636,336	1,312,265	492,194
Select Class	1,457,720	1,604,412	1,015,196

Total	$6,474,576	$3,215,761	$2,866,011

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	115,583	6,357	41,492
Class C	42,083	639	5,128
Class R2	—	18	1,164
Class R5	5,013	69	7,905
Class R6	169,222	30,735	17,749
Select Class	94,992	37,590	36,979

Net Asset Value (a):
Class A — Redemption price per share	$15.02	$42.31	$24.29
Class C — Offering price per share (b)	13.47	41.32	19.79
Class R2 — Offering and redemption price per share	—	42.15	26.37
Class R5 — Offering and redemption price per share	15.55	42.69	27.66
Class R6 — Offering and redemption price per share	15.58	42.70	27.73
Select Class — Offering and redemption price per share	15.35	42.68	27.45
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.85	$44.65	$25.64

Cost of investments in non-affiliates	$4,895,537	$2,522,806	$2,412,730
Cost of investments in affiliates	170,071	85,656	94,931

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,585,101	$243,199	$10,847,906
Investments in affiliates, at value	180,998	27,308	306,638

Total investment securities, at value	14,766,099	270,507	11,154,544
Cash	—	187	24
Deposits at broker for futures contracts	—	740	—
Deposits at broker for securities sold short	—	243,083	—
Receivables:
Investment securities sold	—	—	4,004
Fund shares sold	29,071	38	31,174
Dividends from non-affiliates	22,462	240	11,567
Dividends from affiliates	25	4	42

Total Assets	14,817,657	514,799	11,201,355

LIABILITIES:
Payables:
Due to custodian	57	—	—
Securities sold short, at value	—	241,707	—
Dividend expense to non-affiliates on securities sold short	—	102	—
Investment securities purchased	1,183	55	19,366
Interest expense to non-affiliates on securities sold short	—	51	—
Fund shares redeemed	102,576	40	17,675
Variation margin on futures contracts	—	559	—
Accrued liabilities:
Investment advisory fees	7,404	153	5,796
Administration fees	655	—	542
Distribution fees	875	6	925
Shareholder servicing fees	770	56	869
Custodian and accounting fees	201	16	90
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Other	3,785	36	1,326

Total Liabilities	117,507	242,782	46,590

Net Assets	$14,700,150	$272,017	$11,154,765

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,243,119	$281,889	$10,171,102
Accumulated undistributed (distributions in excess of) net investment income	(5,151)	(1,429)	(1,830)
Accumulated net realized gains (losses)	83,869	(32,895)	(60,691)
Net unrealized appreciation (depreciation)	4,378,313	24,452	1,046,184

Total Net Assets	$14,700,150	$272,017	$11,154,765

Net Assets:
Class A	$2,329,955	$7,161	$2,180,257
Class C	545,458	6,761	720,642
Class R2	64,927	—	—
Institutional Class	9,626,398	—	6,831,402
Select Class	2,133,412	258,095	1,422,464

Total	$14,700,150	$272,017	$11,154,765

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	69,927	702	78,404
Class C	16,923	704	25,977
Class R2	2,019	—	—
Institutional Class	283,377	—	244,562
Select Class	63,425	24,764	50,859

Net Asset Value (a):
Class A — Redemption price per share	$33.32	$10.20	$27.81
Class C — Offering price per share (b)	32.23	9.60	27.74
Class R2 — Offering and redemption price per share	32.16	—	—
Institutional Class — Offering and redemption price per share	33.97	—	27.93
Select Class — Offering and redemption price per share	33.64	10.42	27.97
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.17	$10.77	$29.35

Cost of investments in non-affiliates	$10,206,788	$242,384	$9,801,722
Cost of investments in affiliates	180,998	27,308	306,638
Proceeds from securities sold short	—	265,343	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$17,724	$18,541	$8,165
Dividend income from affiliates	71	45	56

Total investment income	17,795	18,586	8,221

EXPENSES:
Investment advisory fees	18,983	10,569	10,005
Administration fees	2,390	1,331	1,260
Distribution fees:
Class A	1,822	305	1,257
Class C	1,646	97	337
Class R2	—	2	47
Shareholder servicing fees:
Class A	1,822	305	1,257
Class C	548	32	113
Class R2	—	1	23
Class R5	17	1	43
Select Class	1,696	2,112	1,782
Custodian and accounting fees	82	46	39
Professional fees	61	25	42
Trustees’ and Chief Compliance Officer’s fees	23	13	13
Printing and mailing costs	138	170	104
Registration and filing fees	171	68	108
Transfer agent fees (See Note 2.E)	78	27	207
Sub-transfer agent fees (See Note 2.E.)	1,275	1,654	1,275
Other	57	12	25

Total expenses	30,809	16,770	17,937

Less fees waived	(950)	(2,516)	(2,203)
Less expense reimbursements	—	(159)	(23)

Net expenses	29,859	14,095	15,711

Net investment income (loss)	(12,064)	4,491	(7,490)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from Investments in non-affiliates	10,611	40,702	218,864
Change in net unrealized appreciation/depreciation on Investments in non-affiliates	(49,510)	(225,538)	(426,232)

Net realized/unrealized gains (losses)	(38,899)	(184,836)	(207,368)

Change in net assets resulting from operations	$(50,963)	$(180,345)	$(214,858)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,944	$2,874	$114,349
Dividend income from affiliates	138	16	237

Total investment income	137,082	2,890	114,586

EXPENSES:
Investment advisory fees	50,222	1,352	36,959
Administration fees	6,323	116	4,654
Distribution fees:
Class A	3,112	8	2,843
Class C	2,148	25	2,689
Class R2	173	—	—
Shareholder servicing fees:
Class A	3,112	8	2,843
Class C	716	8	896
Class R2	87	—	—
Institutional Class	5,039	—	3,141
Select Class	2,804	337	2,624
Custodian and accounting fees	207	23	132
Interest expense to non-affiliates	—	1	—
Interest expense to affiliates	—	2	—
Professional fees	95	27	93
Trustees’ and Chief Compliance Officer’s fees	65	2	45
Printing and mailing costs	489	3	294
Registration and filing fees	232	25	284
Transfer agent fees (See Note 2.E)	517	4	111
Sub-transfer agent fees (See Note 2.E.)	7,181	17	3,527
Other	68	5	51
Dividend expense to non-affiliates on securities sold short	—	1,628	—
Interest expense to non-affiliates on securities sold short	—	269	—

Total expenses	82,590	3,860	61,186

Less fees waived	(12,608)	(430)	(7,000)
Less earnings credits	— (a)	—	—
Less expense reimbursements	(525)	—	(336)

Net expenses	69,457	3,430	53,850

Net investment income (loss)	67,625	(540)	60,736

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	223,102	17,641	(38,418)
Futures	—	159	—
Securities sold short	—	7,326	—
Foreign currency transactions	—	1	—

Net realized gain (loss)	223,102	25,127	(38,418)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(926,118)	(37,918)	(605,225)
Futures	—	(35)	—
Securities sold short	—	22,928	—

Change in net unrealized appreciation/depreciation	(926,118)	(15,025)	(605,225)

Net realized/unrealized gains (losses)	(703,016)	10,102	(643,643)

Change in net assets resulting from operations	$(635,391)	$9,562	$(582,907)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,064)	$(17,194)	$4,491	$9,702
Net realized gain (loss)	10,611	172,792	40,702	165,578
Change in net unrealized appreciation/depreciation	(49,510)	461,167	(225,538)	134,637

Change in net assets resulting from operations	(50,963)	616,765	(180,345)	309,917

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(183)	(81)
From net realized gains	(57,173)	(32,469)	(12,309)	(8,089)
Class B (a)
From net realized gains	—	(98)	—	—
Class C
From net realized gains	(20,218)	(7,969)	(1,246)	(990)
Class R2
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(39)	(30)
Class R5
From net investment income	—	—	(6)	(2)
From net realized gains	(2,457)	(1,758)	(147)	(26)
Class R6
From net investment income	—	—	(3,099)	(3,446)
From net realized gains	(86,200)	(73,271)	(61,528)	(46,736)
Select Class
From net investment income	—	—	(2,603)	(3,414)
From net realized gains	(48,267)	(39,626)	(75,744)	(80,115)

Total distributions to shareholders	(214,315)	(155,191)	(156,904)	(142,929)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,551,574	1,161,499	249,717	363,135

NET ASSETS:
Change in net assets	1,286,296	1,623,073	(87,532)	530,123
Beginning of period	5,188,280	3,565,207	3,303,293	2,773,170

End of period	$6,474,576	$5,188,280	$3,215,761	$3,303,293

Accumulated undistributed (distributions in excess of) net investment income	$(22,367)	$(10,303)	$(1,425)	$(25)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,490)	$(11,970)	$67,625	$137,103
Net realized gain (loss)	218,864	173,141	223,102	1,096,684
Change in net unrealized appreciation/depreciation	(426,232)	150,704	(926,118)	(12,168)

Change in net assets resulting from operations	(214,858)	311,875	(635,391)	1,221,619

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,590)	(15,287)
From net realized gains	(56,339)	(80,615)	(130,210)	(197,218)
Class B (a)
From net realized gains	—	(608)	—	(668)
Class C
From net investment income	—	—	—	(1,024)
From net realized gains	(6,714)	(6,222)	(31,402)	(45,175)
Class R2
From net investment income	—	—	(113)	(331)
From net realized gains	(1,533)	(345)	(3,769)	(5,603)
Class R5
From net realized gains	(8,974)	(3,427)	—	—
Class R6
From net realized gains	(23,518)	(7,943)	—	—
Institutional Class
From net investment income	—	—	(89,774)	(108,605)
From net realized gains	—	—	(526,794)	(711,308)
Select Class
From net investment income	—	—	(14,584)	(19,269)
From net realized gains	(50,435)	(119,065)	(117,229)	(172,337)

Total distributions to shareholders	(147,513)	(218,225)	(923,465)	(1,276,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	165,856	787,072	299,933	368,694

NET ASSETS:
Change in net assets	(196,515)	880,722	(1,258,923)	313,488
Beginning of period	3,062,526	2,181,804	15,959,073	15,645,585

End of period	$2,866,011	$3,062,526	$14,700,150	$15,959,073

Accumulated undistributed (distributions in excess of) net investment income	$(15,461)	$(7,971)	$(5,151)	$41,285

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(540)	$(3,300)	$60,736	$87,727
Net realized gain (loss)	25,127	2,998	(38,418)	148,940
Change in net unrealized appreciation/depreciation	(15,025)	1,106	(605,225)	322,296

Change in net assets resulting from operations	9,562	804	(582,907)	558,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(13,377)	(18,586)
From net realized gains	—	—	(22,280)	(49,085)
Class C
From net investment income	—	—	(1,450)	(2,882)
From net realized gains	—	—	(7,343)	(12,315)
Institutional Class
From net investment income	—	—	(77,515)	(51,909)
From net realized gains	—	—	(69,360)	(93,724)
Select Class
From net investment income	—	—	(9,572)	(31,036)
From net realized gains	—	—	(14,646)	(67,644)

Total distributions to shareholders	—	—	(215,543)	(327,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(28,225)	(161,126)	658,708	3,369,281

NET ASSETS:
Change in net assets	(18,663)	(160,322)	(139,742)	3,601,063
Beginning of period	290,680	451,002	11,294,507	7,693,444

End of period	$272,017	$290,680	$11,154,765	$11,294,507

Accumulated undistributed (distributions in excess of) net investment income	$(1,429)	$(889)	$(1,830)	$39,348

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$735,277	$548,977	$74,185	$93,435
Distributions reinvested	56,255	31,822	12,454	8,101
Cost of shares redeemed	(160,075)	(222,820)	(23,985)	(35,536)
Conversion from Class B Shares	—	2,100	—	—

Change in net assets resulting from Class A capital transactions	$631,457	$360,079	$62,654	$66,000

Class B (a)
Proceeds from shares issued	$—	$225	$—	$—
Distributions reinvested	—	95	—	—
Cost of shares redeemed	—	(865)	—	—
Conversion to Class A Shares	—	(2,100)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,645)	$—	$—

Class C
Proceeds from shares issued	$287,850	$182,071	$4,550	$6,417
Distributions reinvested	18,351	6,954	1,244	990
Cost of shares redeemed	(35,380)	(32,956)	(2,178)	(2,929)

Change in net assets resulting from Class C capital transactions	$270,821	$156,069	$3,616	$4,478

Class R2
Proceeds from shares issued	$—	$—	$123	$336
Distributions reinvested	—	—	27	18
Cost of shares redeemed	—	—	(108)	(251)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$42	$103

Class R5
Proceeds from shares issued	$25,906	$77,457	$1,959	$1,637
Distributions reinvested	2,457	1,758	153	28
Cost of shares redeemed	(6,209)	(1,506,939)	(497)	(186)

Change in net assets resulting from Class R5 capital transactions	$22,154	$(1,427,724)	$1,615	$1,479

Class R6
Proceeds from shares issued	$273,887	$1,928,585	$128,793	$369,933
Distributions reinvested	83,297	70,979	64,380	49,924
Cost of shares redeemed	(28,391)	(53,688)	(15,372)	(35,342)

Change in net assets resulting from Class R6 capital transactions	$328,793	$1,945,876	$177,801	$384,515

Select Class
Proceeds from shares issued	$473,454	$361,358	$166,319	$345,873
Distributions reinvested	31,907	23,846	64,677	60,746
Cost of shares redeemed	(207,012)	(255,360)	(227,007)	(500,059)

Change in net assets resulting from Select Class capital transactions	$298,349	$129,844	$3,989	$(93,440)

Total change in net assets resulting from capital transactions	$1,551,574	$1,161,499	$249,717	$363,135

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	47,557	36,907	1,661	2,053
Reinvested	3,824	2,270	298	188
Redeemed	(10,380)	(15,105)	(533)	(784)
Conversion from Class B Shares	—	131	—	—

Change in Class A Shares	41,001	24,203	1,426	1,457

Class B (a)
Issued	—	17	—	—
Reinvested	—	7	—	—
Redeemed	—	(64)	—	—
Conversion to Class A Shares	—	(146)	—	—

Change in Class B Shares	—	(186)	—	—

Class C
Issued	20,643	13,414	104	144
Reinvested	1,389	547	30	23
Redeemed	(2,557)	(2,464)	(50)	(65)

Change in Class C Shares	19,475	11,497	84	102

Class R2
Issued	—	—	2	7
Reinvested	—	—	1	— (b)
Redeemed	—	—	(2)	(6)

Change in Class R2 Shares	—	—	1	1

Class R5
Issued	1,627	5,216	42	35
Reinvested	161	122	4	1
Redeemed	(387)	(101,089)	(11)	(4)

Change in Class R5 Shares	1,401	(95,751)	35	32

Class R6
Issued	17,149	128,407	2,819	8,126
Reinvested	5,459	4,909	1,528	1,145
Redeemed	(1,739)	(3,544)	(333)	(779)

Change in Class R6 Shares	20,869	129,772	4,014	8,492

Select Class
Issued	29,969	23,952	3,666	7,557
Reinvested	2,122	1,668	1,536	1,396
Redeemed	(13,016)	(16,966)	(4,978)	(10,866)

Change in Select Class Shares	19,075	8,654	224	(1,913)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.
(b)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$201,904	$274,574	$152,388	$394,792
Distributions reinvested	54,215	76,907	127,887	195,292
Cost of shares redeemed	(103,020)	(162,077)	(326,787)	(1,360,678)
Conversion from Class B Shares	—	3,778	—	6,728

Change in net assets resulting from Class A capital transactions	$153,099	$193,182	$(46,512)	$(763,866)

Class B (a)
Proceeds from shares issued	$—	$27	$—	$22
Distributions reinvested	—	593	—	639
Cost of shares redeemed	—	(1,919)	—	(4,670)
Conversion to Class A Shares	—	(3,778)	—	(6,728)

Change in net assets resulting from Class B capital transactions	$—	$(5,077)	$—	$(10,737)

Class C
Proceeds from shares issued	$42,799	$37,238	$15,390	$27,636
Distributions reinvested	5,744	5,274	25,199	36,724
Cost of shares redeemed	(9,200)	(8,786)	(33,138)	(72,861)

Change in net assets resulting from Class C capital transactions	$39,343	$33,726	$7,451	$(8,501)

Class R2
Proceeds from shares issued	$23,796	$8,894	$6,355	$16,445
Distributions reinvested	1,494	345	3,715	5,637
Cost of shares redeemed	(1,843)	(1,635)	(9,892)	(21,709)

Change in net assets resulting from Class R2 capital transactions	$23,447	$7,604	$178	$373

Class R5
Proceeds from shares issued	$81,505	$139,213	$—	$—
Distributions reinvested	8,974	3,427	—	—
Cost of shares redeemed	(15,850)	(10,062)	—	—

Change in net assets resulting from Class R5 capital transactions	$74,629	$132,578	$—	$—

Class R6
Proceeds from shares issued	$283,930	$185,884	$—	$—
Distributions reinvested	23,176	7,291	—	—
Cost of shares redeemed	(32,004)	(26,514)	—	—

Change in net assets resulting from Class R6 capital transactions	$275,102	$166,661	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$797,849	$2,898,688
Distributions reinvested	—	—	515,077	686,825
Cost of shares redeemed	—	—	(984,522)	(1,786,837)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$328,404	$1,798,676

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS: (continued)
Select Class
Proceeds from shares issued	$427,113	$427,509	$179,926	$1,046,215
Distributions reinvested	41,535	103,039	119,621	174,083
Cost of shares redeemed	(266,294)	(272,150)	(289,135)	(1,867,549)
Redemptions in-kind (See Note 7)	(602,118)	—	—	—

Change in net assets resulting from Select Class capital transactions	$(399,764)	$258,398	$10,412	$(647,251)

Total change in net assets resulting from capital transactions	$165,856	$787,072	$299,933	$368,694

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	7,653	10,468	4,300	10,652
Reinvested	2,266	3,166	3,881	5,494
Redeemed	(3,946)	(6,089)	(9,203)	(36,773)
Conversion from Class B Shares	—	136	—	178

Change in Class A Shares	5,973	7,681	(1,022)	(20,449)

Class B (a)
Issued	—	1	—	1
Reinvested	—	37	—	18
Redeemed	—	(106)	—	(128)
Conversion to Class A Shares	—	(202)	—	(182)

Change in Class B Shares	—	(270)	—	(291)

Class C
Issued	1,973	1,668	461	779
Reinvested	295	262	794	1,070
Redeemed	(432)	(396)	(967)	(2,021)

Change in Class C Shares	1,836	1,534	288	(172)

Class R2
Issued	843	310	186	458
Reinvested	57	13	117	164
Redeemed	(65)	(57)	(290)	(607)

Change in Class R2 Shares	835	266	13	15

Class R5
Issued	2,842	4,578	—	—
Reinvested	329	125	—	—
Redeemed	(535)	(334)	—	—

Change in Class R5 Shares	2,636	4,369	—	—

Class R6
Issued	9,500	6,285	—	—
Reinvested	849	266	—	—
Redeemed	(1,087)	(882)	—	—

Change in Class R6 Shares	9,262	5,669	—	—

Institutional Class
Issued	—	—	22,039	75,729
Reinvested	—	—	15,274	18,860
Redeemed	—	—	(27,266)	(47,177)

Change in Institutional Class Shares	—	—	10,047	47,412

Select Class
Issued	14,554	14,507	5,094	27,961
Reinvested	1,536	3,790	3,589	4,839
Redeemed	(9,115)	(9,299)	(8,092)	(48,879)
Redemptions in-kind (See Note 7)	(20,287)	—	—	—

Change in Select Class Shares	(13,312)	8,998	591	(16,079)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,619	$558	$426,720	$1,131,012
Distributions reinvested	—	—	34,154	63,610
Cost of shares redeemed	(938)	(4,659)	(571,134)	(503,182)
Conversion from Class B Shares	—	79	—	—

Change in net assets resulting from Class A capital transactions	$681	$(4,022)	$(110,260)	$691,440

Class B (a)
Cost of shares redeemed	$—	$(129)	$—	$—
Conversion to Class A Shares	—	(79)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(208)	$—	$—

Class C
Proceeds from shares issued	$754	$522	$121,500	$341,265
Distributions reinvested	—	—	7,430	12,024
Cost of shares redeemed	(952)	(2,310)	(60,487)	(65,697)

Change in net assets resulting from Class C capital transactions	$(198)	$(1,788)	$68,443	$287,592

Institutional Class
Proceeds from shares issued	$—	$—	$2,575,922	$2,416,260
Distributions reinvested	—	—	138,428	134,005
Cost of shares redeemed	—	—	(508,024)	(641,266)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$2,206,326	$1,908,999

Select Class
Proceeds from shares issued	$1,223	$8,612	$368,274	$883,261
Distributions reinvested	—	—	17,281	87,369
Cost of shares redeemed	(29,931)	(163,720)	(1,891,356)	(489,380)

Change in net assets resulting from Select Class capital transactions	$(28,708)	$(155,108)	$(1,505,801)	$481,250

Total change in net assets resulting from capital transactions	$(28,225)	$(161,126)	$658,708	$3,369,281

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	159	56	14,780	38,204
Reinvested	—	—	1,238	2,177
Redeemed	(93)	(468)	(19,379)	(16,986)
Conversion from Class B Shares	—	8	—	—

Change in Class A Shares	66	(404)	(3,361)	23,395

Class B (a)
Redeemed	—	(14)	—	—
Conversion to Class A Shares	—	(8)	—	—

Change in Class B Shares	—	(22)	—	—

Class C
Issued	79	56	4,234	11,531
Reinvested	—	—	270	414
Redeemed	(101)	(245)	(2,111)	(2,215)

Change in Class C Shares	(22)	(189)	2,393	9,730

Institutional Class
Issued	—	—	88,843	81,240
Reinvested	—	—	4,985	4,545
Redeemed	—	—	(17,556)	(21,282)

Change in Institutional Class Shares	—	—	76,272	64,503

Select Class
Issued	120	848	12,743	29,705
Reinvested	—	—	623	2,972
Redeemed	(2,921)	(16,074)	(65,712)	(16,492)

Change in Select Class Shares	(2,801)	(15,226)	(52,346)	16,185

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$15.74	$(0.05	)(f)	$(0.14)	$(0.19)	$—	$(0.53)	$(0.53)
Year Ended June 30, 2015	14.24	(0.10	)(f)	2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	14.22	(0.08	)(f)	(0.14)	(0.22)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15	)(f)	1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	16.25	(0.02	)(f)	(0.15)	(0.17)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04	)(f)	2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—

Class R6
Six Months Ended December 31, 2015 (Unaudited)	16.27	(0.01	)(f)	(0.15)	(0.16)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03	)(f)	2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.06	(0.04	)(f)	(0.14)	(0.18)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07	)(f)	2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment ncome (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.02	(1.12)%	$1,735,538	1.25%	(0.63)%		1.34%	15%
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96

13.47	(1.46)	567,051	1.75	(1.13)		1.82	15
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96

15.55	(0.96)	77,931	0.87	(0.26)		0.88	15
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96

15.58	(0.90)	2,636,336	0.75	(0.14)		0.75	15
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

15.35	(1.04)	1,457,720	1.08	(0.47)		1.08	15
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$47.12	$(0.02	)(f)	$(2.65)	$(2.67)	$(0.03)	$(2.11)	$(2.14)
Year Ended June 30, 2015	44.91	(0.03	)(f)	4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(f)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2015 (Unaudited)	46.16	(0.13	)(f)	(2.60)	(2.73)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25	)(f)	4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (i)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	46.98	(0.08	)(f)	(2.64)	(2.72)	— (i)	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14	)(f)	4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	47.49	0.09	(f)	(2.69)	(2.60)	(0.09)	(2.11)	(2.20)
Year Ended June 30, 2015	45.15	0.20	(f)	4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	47.49	0.09	(f)	(2.67)	(2.58)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	(f)	4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	47.47	0.06	(f)	(2.67)	(2.61)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	(f)	4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$42.31	(5.60)%	$268,940	1.25%	(0.09)%		1.44%	17%
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88

41.32	(5.84)	26,425	1.75	(0.60)		1.93	17
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88

‘
42.15	(5.72)	780	1.50	(0.36)		1.76	17
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

42.69	(5.39)	2,939	0.80	0.37		0.85	17
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

42.70	(5.35)	1,312,265	0.75	0.41		0.76	17
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

42.68	(5.43)	1,604,412	0.90	0.24		1.18	17
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$27.71	$(0.09	)(f)	$(1.87)	$(1.96)	$(1.46)
Year Ended June 30, 2015	27.49	(0.18	)(f)	3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	22.93	(0.13	)(f)	(1.55)	(1.68)	(1.46)
Year Ended June 30, 2015	23.35	(0.26	)(f)	2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	29.96	(0.12	)(f)	(2.01)	(2.13)	(1.46)
Year Ended June 30, 2015	29.54	(0.24	)(f)	3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	31.26	(0.04	)(f)	(2.10)	(2.14)	(1.46)
Year Ended June 30, 2015	30.52	(0.07	)(f)	3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	31.33	(0.03	)(f)	(2.11)	(2.14)	(1.46)
Year Ended June 30, 2015	30.57	(0.06	)(f)	3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	31.06	(0.06	)(f)	(2.09)	(2.15)	(1.46)
Year Ended June 30, 2015	30.39	(0.11	)(f)	3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$24.29	(6.99)%	$1,007,816	1.24%	(0.70)%		1.37%	26%
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79

19.79	(7.23)	101,493	1.74	(1.19)		1.87	26
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79

26.37	(7.04)	30,702	1.40	(0.82)		1.64	26
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79

27.66	(6.77)	218,610	0.79	(0.25)		0.88	26
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

27.73	(6.76)	492,194	0.74	(0.17)		0.76	26
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

27.45	(6.85)	1,015,196	0.93	(0.40)		1.11	26
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$36.98	$0.10	(f)	$(1.67)	$(1.57)	$(0.14)	$(1.95)	$(2.09)
Year Ended June 30, 2015	37.25	0.20	(f)	2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)(g)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)(h)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)

Class C
Six Months Ended December 31, 2015 (Unaudited)	35.79	—	(f)(i)	(1.61)	(1.61)	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01	(f)	2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)(g)	6.83	6.80	— (i)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)(h)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	35.73	0.05	(f)	(1.61)	(1.56)	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10	(f)	2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)(g)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)(h)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	37.76	0.19	(f)	(1.71)	(1.52)	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40	(f)	2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)(g)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)(h)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	37.36	0.14	(f)	(1.68)	(1.54)	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28	(f)	2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)(g)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)(h)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.32 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.31 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.32	(4.16)%	$2,329,955	1.24%	0.54%		1.40%	7%
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(g)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(h)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41

32.23	(4.41)	545,458	1.75	0.03		1.83	7
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(g)	1.87	25
30.84	24.43	534,813	1.74	0.16	(h)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41

32.16	(4.28)	64,927	1.50	0.28		1.74	7
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(g)	1.62	25
30.81	24.71	57,003	1.49	0.43	(h)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41

33.97	(3.93)	9,626,398	0.75	1.03		0.94	7
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(g)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(h)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41

33.64	(4.02)	2,133,412	0.99	0.79		1.11	7
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(g)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(h)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$9.87	$(0.03	)(g)	$0.36	$0.33
Year Ended June 30, 2015	9.91	(0.11	)(g)	0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13	)(g)	0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(g)(h)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(g)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10

Class C
Six Months Ended December 31, 2015 (Unaudited)	9.31	(0.05	)(g)	0.34	0.29
Year Ended June 30, 2015	9.40	(0.15	)(g)	0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17	)(g)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(g)(h)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(g)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02

Select Class
Six Months Ended December 31, 2015 (Unaudited)	10.07	(0.02	)(g)	0.37	0.35
Year Ended June 30, 2015	10.09	(0.09	)(g)	0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11	)(g)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(g)(h)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(g)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.32% and 1.75% for the six months ended December 31, 2015, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for 2014, 1.48% and 1.88% for 2013, 1.48% and 1.94% for 2012, and 1.49% and 1.95% for 2011; for Class C are 1.82% and 2.28% for the six months ended December 31, 2015, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for 2014, 2.15% and 2.38% for 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011; for Select Class are 1.06% and 1.36% for the six months ended December 31, 2015, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for 2014, 1.23% and 1.63% for 2013, 1.23% and 1.69% for 2012, and 1.24% and 1.70% for 2011, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$10.20	3.34%	$7,161	2.67%	(0.59)%		3.10%	51%	106%
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(h)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339

9.60	3.11	6,761	3.17	(1.10)		3.63	51	106
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(h)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339

10.42	3.48	258,095	2.41	(0.36)		2.71	51	106
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(h)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$29.84	$0.11	(f)	$(1.68)	$(1.57)	$(0.17)	$(0.29)	$(0.46)
Year Ended June 30, 2015	29.15	0.19	(f)	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	(f)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(f)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)

Class C
Six Months Ended December 31, 2015 (Unaudited)	29.72	0.04	(f)	(1.67)	(1.63)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	(f)	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(f)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(f)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	30.06	0.19	(f)	(1.71)	(1.52)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	(f)	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(f)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(f)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	29.99	0.14	(f)	(1.68)	(1.54)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	(f)	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(f)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(f)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.81	(5.24)%	$2,180,257	1.24%	0.77%	1.43%	7%
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33

27.74	(5.49)	720,642	1.74	0.28	1.84	7
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33

27.93	(5.04)	6,831,402	0.74	1.31	0.88	7
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33

27.97	(5.13)	1,422,464	0.99	0.95	1.03	7
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,446,833	$–	$–	$6,446,833

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,215,181	$–	$–	$3,215,181

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,869,836	$–	$–	$2,869,836

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,766,099	$–	$–	$14,766,099

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$270,507	$–	$–	$270,507

Total Liabilities for Securities Sold Short (a)	$(241,707)	$–	$–	$(241,707)

Appreciation in Other Financial Instruments
Futures Contracts	$1	$–	$–	$1

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,154,544	$–	$–	$11,154,544

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings. There were no transfers among any levels during the six months ended December 31, 2015.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2015, the Fund had outstanding short sales as listed on the SOIs.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance short	$4,221
Ending Notional Balance Short	2,727

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5		Class R6	Institutional Class	Select Class	Total
Growth Advantage Fund
Transfer agent fees	$41	$13	n/a		$2		$8	n/a	$14	$78
Sub-transfer agent fees	585	134	n/a		24		—	n/a	532	1,275
Mid Cap Equity Fund
Transfer agent fees	6	2	$—	(a)	—	(a)	5	n/a	14	27
Sub-transfer agent fees	215	20	1		—	(a)	—	n/a	1,418	1,654
Mid Cap Growth Fund
Transfer agent fees	178	6	2		2		5	n/a	14	207
Sub-transfer agent fees	405	42	10		62		—	n/a	756	1,275
Mid Cap Value Fund
Transfer agent fees	83	14	5		n/a		n/a	$20	395	517
Sub-transfer agent fees	1,779	202	78		n/a		n/a	3,940	1,182	7,181
Multi-Cap Market Neutral Fund
Transfer agent fees	1	1	n/a		n/a		n/a	n/a	2	4
Sub-transfer agent fees	4	5	n/a		n/a		n/a	n/a	8	17
Value Advantage Fund
Transfer agent fees	43	21	n/a		n/a		n/a	30	17	111
Sub-transfer agent fees	1,999	288	n/a		n/a		n/a	989	251	3,527

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund*	0.80
Value Advantage Fund	0.65

*	Prior to September 1, 2015, the investment advisory fee for Multi-Cap Market Neutral Fund was 1.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	n/a
Mid Cap Equity Fund	0.25	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	n/a
Value Advantage Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$796		$2
Mid Cap Equity Fund	180		—
Mid Cap Growth Fund	119		1
Mid Cap Value Fund	16		—	(a)
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	316		2

(a)	Amount rounds to less than $1,000.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%		1.75%		n/a	0.90%	0.85%	n/a	1.10%
Mid Cap Equity Fund	1.25		1.75		1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24		1.74		1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24		1.75		1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.25	*	1.75	*	n/a	n/a	n/a	n/a	0.99	*
Value Advantage Fund	1.25		1.75		n/a	n/a	n/a	0.75	1.00

*	Prior to September 1, 2015, the contractual expense limitation for Multi-Cap Market Neutral Fund was 1.50%, 2.00% and 1.25% for Class A, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$774	$774	$—
Mid Cap Equity Fund	31	20	2,355	2,406	159
Mid Cap Growth Fund	149	96	1,854	2,099	23
Mid Cap Value Fund	3,355	2,238	6,610	12,203	525
Multi-Cap Market Neutral Fund	275	116	10	401	—
Value Advantage Fund	870	581	4,860	6,311	336

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 was as follows (amounts in thousands):

Growth Advantage Fund	$176
Mid Cap Equity Fund	110
Mid Cap Growth Fund	104
Mid Cap Value Fund	405
Multi-Cap Market Neutral Fund	29
Value Advantage Fund	689

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	—	(a)
Multi-Cap Market Neutral Fund	—	(a)
Value Advantage Fund	6

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,106,961	$834,963	$—	$—
Mid Cap Equity Fund	642,031	517,585	—	—
Mid Cap Growth Fund	1,380,680	776,544	—	—
Mid Cap Value Fund	1,084,974	1,146,695	—	—
Multi-Cap Market Neutral Fund	135,862	126,344	148,770	129,458
Value Advantage Fund	2,055,471	797,861	—	—

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,065,608	$1,529,214	$147,989	$1,381,225
Mid Cap Equity Fund	2,608,462	740,455	133,736	606,719
Mid Cap Growth Fund	2,507,661	470,341	108,166	362,175
Mid Cap Value Fund	10,387,786	4,802,709	424,396	4,378,313
Multi-Cap Market Neutral Fund	269,692	22,215	21,400	815
Value Advantage Fund	10,108,360	1,582,912	536,728	1,046,184

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the Funds did not have any post-enactment capital loss carryforwards.

At June 30, 2015, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Value Fund	$—	$—	$22,101	*	$22,101	*
Multi-Cap Market Neutral Fund	16,117	—	—		16,117

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381—384. Excludes approximately $5,263,000 of losses no longer available due to merger limitations.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Redemptions in-Kind

During the six months ended December 31, 2015, certain Select Class shareholders sold their shares of Mid Cap Growth Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

November 6, 2015	Value		Realized Gains (Losses)	Type
Select Class	$602,118	*	$203,177	Redemptions in-kind

*	This amount includes cash of approximately $25,788,000 associated with the redemption in-kind.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Growth Advantage Fund Mid Cap Equity Fund	13.0 24.8%

As of December 31, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	35.0%
Mid Cap Equity Fund	n/a	35.8
Multi-Cap Market Neutral Fund	90.2%	n/a
Value Advantage Fund	n/a	18.6

As of December 31, 2015, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund, each had a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that collectively owned shares representing the following percentage of each applicable Fund’s net assets:

% of the Fund
Mid Cap Equity Fund Mid Cap Value Fund Value Advantage Fund	10.8 17.0 18.7%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2015, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

9. Subsequent Events

During the period December 31, 2015 through February 23, 2016, affiliated fund of funds of Multi-Cap Market Neutral Fund redeemed approximately $75,037,000. This amount represents 27.6% of the Fund’s net assets as of December 31, 2015.

During the period December 31, 2015 through February 23, 2016 certain shareholders of Mid Cap Equity Fund redeemed approximately $693,000,000. This amount represents 21.6% of the Fund’s net assets as of December 31, 2015.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$988.80	$6.25	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	985.40	8.73	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R5
Actual	1,000.00	990.40	4.35	0.87
Hypothetical	1,000.00	1,020.76	4.42	0.87
Class R6
Actual	1,000.00	991.00	3.75	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	989.60	5.40	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08

Mid Cap Equity Fund
Class A
Actual	1,000.00	944.00	6.11	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	941.60	8.54	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	942.80	7.33	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual	$1,000.00	$946.10	$3.91	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	946.50	3.67	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	945.70	4.40	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

Mid Cap Growth Fund
Class A
Actual	1,000.00	930.10	6.02	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	927.70	8.43	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class R2
Actual	1,000.00	929.60	6.79	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R5
Actual	1,000.00	932.30	3.84	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class R6
Actual	1,000.00	932.40	3.59	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Select Class
Actual	1,000.00	931.50	4.52	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	958.40	6.10	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	955.90	8.60	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	957.20	7.38	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Institutional Class
Actual	1,000.00	960.70	3.70	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	959.80	4.88	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,033.40	13.65	2.67
Hypothetical	1,000.00	1,011.71	13.50	2.67
Class C
Actual	1,000.00	1,031.10	16.18	3.17
Hypothetical	1,000.00	1,009.20	16.01	3.17
Select Class
Actual	1,000.00	1,034.80	12.33	2.41
Hypothetical	1,000.00	1,013.02	12.19	2.41

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund (continued)
Value Advantage Fund
Class A
Actual	$1,000.00	$947.60	$6.07	1.24%
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	945.10	8.51	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Institutional Class
Actual	1,000.00	949.60	3.63	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Select Class
Actual	1,000.00	948.70	4.85	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the third, first, and first quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the first, first and second quintiles for Class A shares for the one-, three- and five- year periods ended December 31, 2014, respectively, and in the first quintile for

Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the third, third and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Value Advantage Fund’s performance was in the first, second, and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2016. All rights reserved. December 2015.

SAN-MC-1215

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2015 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in
China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in
China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued
to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5%
from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S.
exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500)
down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated
determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management,
thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset
Management

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in Shanghai/Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the Standard & Poor’s 500 Index (“S&P 500”) by 3.9% for the day.

However, U.S. equity markets rebounded in
October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October
2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. Over the reporting period, growth stocks generally outperformed value stocks and small cap stocks generally underperformed both mid cap and large cap stocks. For the six months ended December 31, 2015, the S&P
500 returned 0.15% and the Russell 2000 Index returned -8.75%.

2

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

-10.89%

Russell 2000 Growth Index

-9.31%

Net Assets as of 12/31/2015 (In Thousands)

$
404,416

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares,
without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care sector and its security selection and overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the consumer discretionary sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Men’s
Wearhouse Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Men’s Wearhouse, a clothing retail chain, fell on weaker-than-expected comparable store sales for its Jos. A Bank business. Shares of Nimble Storage, a data storage provider, declined after the company reported lower-than-expected earnings and revenue. Shares of Barracuda Networks, a maker of data security, networking and storage systems, fell on weak quarterly results and a reduced forecast for billing.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Wayfair Inc. and
Monolithic Power Systems Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Wayfair, an online retailer of furniture and other home products, rose on better-than-expected earnings and strong holiday season sales. Shares of Monolithic Power, a provider of electrical technology for commercial applications, rose on better-than-expected quarterly earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Guidewire Software, Inc.

1.9
%

2.

Pool Corp.

1.7

3.

Lithia Motors, Inc., Class A

1.6

4.

Veeva Systems, Inc., Class A

1.6

5.

Monolithic Power Systems, Inc.

1.5

6.

Novadaq Technologies, Inc., (Canada)

1.5

7.

M/A-COM Technology Solutions Holdings, Inc.

1.5

8.

Acuity Brands, Inc.

1.4

9.

Lennox International, Inc.

1.4

10.

WellCare Health Plans, Inc.

1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

28.8
%

Health Care

26.8

Industrials

16.7

Consumer Discretionary

13.3

Financials

8.6

Consumer Staples

2.2

Energy

1.3

Materials

1.0

Short-Term Investment

1.3

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2015

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

May 19, 1997

Without Sales Charge

(10.89
)%

(2.26
)%

9.03
%

6.75
%

With Sales Charge**

(15.56
)

(7.41
)

7.86

6.18

CLASS C SHARES

January 7, 1998

Without CDSC

(11.09
)

(2.72
)

8.50

6.17

With CDSC***

(12.09
)

(3.72
)

8.50

6.17

SELECT CLASS SHARES

April 5, 1999

(10.78
)

(2.04
)

9.36

7.12

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2005 to
December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund
performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns
shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

-8.52%

Russell 2000 Index

-8.75%

Net Assets as of 12/31/2015 (In Thousands)

$
197,349

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN
DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund’s Select Class Shares outperformed the Russell 2000 Index (the
“Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the
Fund’s security selection in the consumer staples and utilities sectors was a leading detractor from relative performance.

Leading
individual contributors to relative performance included the Fund’s overweight positions in Hawaiian Holdings Inc., Rovi Corp. and American Woodmark Co. Shares of Hawaiian Holdings, owner and operator of Hawaiian Airlines, rose on low fuel prices, traffic growth and overall improvement in the airline sector. Shares of Rovi, a provider of pay-TV programing guides, rose after several large entertainment providers renewed their contracts for Rovi’s technology. Shares of American
Woodmark, a maker of cabinets and other home furnishings, rose on better-than-expected earnings amid a strong U.S. housing market.

Leading
individual detractors from relative performance included the Fund’s overweight positions in Dynegy Inc., Triangle Petroleum Corp. and SunEdison Inc. Shares of Dynegy, an energy utility, fell on general weakness in energy prices and the company’s downward revision to its earnings forecast. Shares of Triangle Petroleum, an oil and gas extraction and oil field services company, fell on continued weakness in global oil prices. Shares of SunEdison, a solar energy company not held in the Benchmark, declined on investor concerns about the company’s high debt levels and its pending acquisition of Vivint Solar Inc.

HOW WAS THE FUND POSITIONED?

In accordance
with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Portland General Electric Co.

1.2
%

2.

Take-Two Interactive Software, Inc.

1.1

3.

Rovi Corp.

1.1

4.

Helen of Troy Ltd.

1.0

5.

Hawaiian Holdings, Inc.

1.0

6.

Barrett Business Services, Inc.

1.0

7.

Cooper Tire & Rubber Co.

1.0

8.

Cross Country Healthcare, Inc.

1.0

9.

American Woodmark Corp.

1.0

10.

Huntington Bancshares, Inc.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

23.4
%

Information Technology

17.9

Health Care

16.2

Industrials

15.7

Consumer Discretionary

10.7

Utilities

3.5

Materials

3.3

Energy

3.1

Consumer Staples

2.5

Telecommunication Services

1.1

Short-Term Investment

2.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2015

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

SELECT CLASS SHARES

January 1, 1997

(8.52
)%

(5.38
)%

11.09
%

7.04
%

*

Not annualized.

TEN YEAR PERFORMANCE
(12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper
Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by
Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

-6.35%

Russell 2000 Index

-8.75%

Net Assets as of 6/30/2015 (In Thousands)

$
2,922,781

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the materials & processing sector and the producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its underweight position in the technology sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Waste Connections Inc., Pool Corp. and Aptargroup Inc. Shares of Waste Connections, a provider of waste collection and disposal services, rose on consistently positive earnings amid strength in its core solid waste business.
Shares of Pool Corp., a distributor of swimming pool supplies and equipment, rose on better-than-expected quarterly earnings. Shares of Aptargroup, a provider of containers and packaging, rose on better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ascent Media Corp., Iconix Brand Group Inc. and
Crocs Inc. Shares of Ascent Media, a provider of security monitoring systems and services, fell on weaker-than-expected earnings. Shares of Iconix Brands, a manager of brand name apparel, declined after the company replaced its management team and had to restate its financial statements. Shares of Crocs, a maker of casual footwear, fell after the company cut its revenue forecast.

HOW
WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Waste Connections, Inc.

2.9
%

2.

Toro Co. (The)

2.5

3.

Spectrum Brands Holdings, Inc.

2.4

4.

Pool Corp.

2.3

5.

AptarGroup, Inc.

2.2

6.

IDEXX Laboratories, Inc.

2.0

7.

Crown Holdings, Inc.

1.9

8.

Brinker International, Inc.

1.8

9.

Jarden Corp.

1.7

10.

Centene Corp.

1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials

23.6
%

Industrials

19.6

Consumer Discretionary

17.0

Health Care

10.9

Information Technology

8.6

Materials

5.7

Consumer Staples

4.0

Energy

3.1

Utilities

2.8

Short-Term Investment

4.7

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2015

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

December 20, 1994

Without Sales Charge

(6.35
)%

(1.85
)%

11.50
%

9.81
%

With Sales Charge**

(11.27
)

(6.99
)

10.30

9.21

CLASS C SHARES

February 19, 2005

Without CDSC

(6.59
)

(2.36
)

10.94

9.25

With CDSC***

(7.59
)

(3.36
)

10.94

9.25

CLASS R2 SHARES

November 3, 2008

(6.49
)

(2.11
)

11.21

9.61

CLASS R5 SHARES

May 15, 2006

(6.12
)

(1.36
)

12.05

10.35

SELECT CLASS SHARES

May 7, 1996

(6.21
)

(1.55
)

11.83

10.14

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to
their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect

reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper
Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund
performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns
shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

-10.72%

Russell 2000 Growth Index

-9.31%

Net Assets as of 12/31/2015 (In Thousands)

$
1,132,781

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care sector and its security selection and overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the consumer discretionary sector were leading positive contributors to relative performance.

Leading individual detractors from relative
performance included the Fund’s overweight positions in Men’s Wearhouse Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Men’s Wearhouse, a clothing retail chain, fell on weaker-than-expected comparable store sales at its Jos. A. Bank business. Shares of Nimble Storage, a data storage provider, declined after the company reported lower-than-expected earnings and revenue. Shares of Barracuda Networks, a provider of data security, networking and storage systems, fell on a weak quarterly results and a reduced forecast for billing.

Leading individual contributors to relative performance included the
Fund’s overweight positions in Acuity Brands Inc., Wayfair Inc. and Monolithic Power Systems Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains.
Shares of Wayfair, an online retailer of furniture and other home products, rose on better-than-expected earnings and strong holiday season sales. Shares of Monolithic Power, a provider of electrical technology for commercial applications, rose on better-than-expected quarterly earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Guidewire Software, Inc.

1.9
%

2.

Pool Corp.

1.7

3.

Lithia Motors, Inc., Class A

1.6

4.

Veeva Systems, Inc., Class A

1.6

5.

Monolithic Power Systems, Inc.

1.5

6.

M/A-COM Technology Solutions Holdings, Inc.

1.5

7.

Acuity Brands, Inc.

1.4

8.

Lennox International, Inc.

1.4

9.

WellCare Health Plans, Inc.

1.4

10.

Boyd Gaming Corp.

1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

28.8
%

Health Care

26.5

Industrials

16.8

Consumer Discretionary

13.3

Financials

8.6

Consumer Staples

2.2

Energy

1.3

Materials

1.0

Short-Term Investment

1.5

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2015

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

July 1, 1991

Without Sales Charge

(10.72
)%

(2.15
)%

9.34
%

7.93
%

With Sales Charge**

(15.39
)

(7.27
)

8.17

7.35

CLASS C SHARES

November 4, 1997

Without CDSC

(10.91
)

(2.61
)

8.79

7.34

With CDSC***

(11.91
)

(3.61
)

8.79

7.34

CLASS R2 SHARES

November 3, 2008

(10.80
)

(2.34
)

9.06

7.66

CLASS R6 SHARES

November 30, 2010

(10.46
)

(1.67
)

9.88

8.41

INSTITUTIONAL CLASS SHARES

February 19, 2005

(10.51
)

(1.75
)

9.78

8.36

SELECT CLASS SHARES

March 26, 1996

(10.60
)

(1.93
)

9.61

8.20

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to
their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6
Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph
illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December
31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

-8.19%

Russell 2000 Value Index

-8.17%

Net Assets as of 12/31/2015 (In Thousands)

$
1,775,738

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while security selection in the energy and consumer staples sectors was a leading detractor from relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in oil and gas producers Bill Barrett Corp., Penn
Virginia Corp. and Stone Energy Corp. Shares of these companies declined amid continued weakness in global energy prices.

Leading individual
contributors to relative performance included the Fund’s overweight positions in Thoratec Corp., CoreSite Realty Inc. and Take-Two Interactive Software Inc. Shares of Thoratec, a medical device maker, rose on news that it would be acquired by
St. Jude Medical Corp. Shares of CoreSite Realty, a data center real estate investment trust, rose on better than expected earnings and revenue. Shares of Take-Two Interactive, a maker of video games, rose on better than expected earnings.

HOW WAS THE FUND POSITIONED?

In
accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

DCT Industrial Trust, Inc.

1.2
%

2.

CNO Financial Group, Inc.

1.2

3.

Cooper Tire & Rubber Co.

1.1

4.

Take-Two Interactive Software, Inc.

1.1

5.

Westamerica Bancorporation

1.0

6.

CubeSmart

1.0

7.

Children’s Place, Inc. (The)

1.0

8.

Universal Corp.

1.0

9.

EMCOR Group, Inc.

1.0

10.

REX American Resources Corp.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

40.7
%

Industrials

13.0

Information Technology

12.3

Consumer Discretionary

8.3

Utilities

7.1

Health Care

5.1

Energy

3.9

Materials

3.0

Consumer Staples

2.4

Telecommunication Services

0.6

Short-Term Investment

3.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2015

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

January 27, 1995

Without Sales Charge

(8.30
)%

(7.79
)%

8.51
%

6.15
%

With Sales Charge**

(13.12
)

(12.62
)

7.34

5.58

CLASS C SHARES

March 22, 1999

Without CDSC

(8.60
)

(8.35
)

7.84

5.51

With CDSC***

(9.60
)

(9.35
)

7.84

5.51

CLASS R2 SHARES

November 3, 2008

(8.38
)

(8.01
)

8.24

5.88

CLASS R5 SHARES

May 15, 2006

(8.13
)

(7.48
)

8.89

6.51

CLASS R6 SHARES

February 22, 2005

(8.06
)

(7.34
)

8.95

6.57

SELECT CLASS SHARES

January 27, 1995

(8.19
)

(7.58
)

8.78

6.42

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper
Small-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the
waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

-7.45%

Russell 2000 Index

-8.75%

Net Assets as of 12/31/2015 (In Thousands)

$
1,101,185

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class
Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s overweight position in the energy sector and its security selection in the consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Coresite Realty
Corp. and Strayer Education Inc. Shares of Take-Two Interactive, a developer and publisher of interactive games and entertainment, rose on better-than-expected earnings. Shares of Coresite Realty, a data center real estate investment trust, rose on better than expected earnings and revenue. Shares of Strayer Education, a for-profit higher education company, rose on the company’s stock buyback plan and investor expectations for growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Outerwall Inc., Iconix Brand Group Inc. and Bill
Barrett Corp. Shares of Outerwall, a provider of automated retail technologies, fell after the company lowered its revenue forecast.

Shares of
Iconix Brands, a manager of brand name apparel, declined after the company replaced its management team and had to restate its financial statements.

Shares of Bill Barrett, an oil and gas producer, declined amid continued weakness in global energy prices.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s
portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Take-Two Interactive Software, Inc.

1.4
%

2.

Aspen Technology, Inc.

1.3

3.

CoreSite Realty Corp.

1.2

4.

Cooper Tire & Rubber Co.

1.2

5.

Rovi Corp.

1.2

6.

InterDigital, Inc.

1.1

7.

Children’s Place, Inc. (The)

1.1

8.

REX American Resources Corp.

1.1

9.

Westamerica Bancorporation

1.1

10.

Sonic Corp.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

23.0
%

Information Technology

18.7

Health Care

16.9

Consumer Discretionary

12.8

Industrials

12.3

Utilities

3.7

Energy

2.9

Consumer Staples

2.7

Materials

2.4

Telecommunication Services

0.8

Short-Term Investment

3.8

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2015

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

November 1, 2007

Without Sales Charge

(7.66
)%

(3.57
)%

11.13
%

7.39
%

With Sales Charge**

(12.51
)

(8.63
)

9.95

6.81

CLASS C SHARES

November 1, 2007

Without CDSC

(7.86
)

(4.01
)

10.59

6.97

With CDSC***

(8.86
)

(5.01
)

10.59

6.97

CLASS R2 SHARES

November 1, 2011

(7.72
)

(3.76
)

10.93

7.30

CLASS R6 SHARES

November 1, 2011

(7.43
)

(3.05
)

11.67

7.85

INSTITUTIONAL CLASS SHARES

November 4, 1993

(7.45
)

(3.14
)

11.60

7.82

SELECT CLASS SHARES

September 10, 2001

(7.54
)

(3.34
)

11.42

7.63

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C
Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Class A Shares from
November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class
Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from

December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap
Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 96.1%

Consumer Discretionary — 13.0%

Distributors — 1.7%

85

Pool Corp.

6,868

Diversified Consumer Services — 1.1%

168

2U, Inc. (a)

4,688

Hotels, Restaurants & Leisure — 2.9%

272

Boyd Gaming Corp. (a)

5,408

88

La Quinta Holdings, Inc. (a)

1,198

39

Vail Resorts, Inc.

4,958

11,564

Household Durables — 0.6%

179

TRI Pointe Group, Inc. (a)

2,264

Internet & Catalog Retail — 1.3%

112

Wayfair, Inc., Class A (a)

5,324

Multiline Retail — 1.5%

84

Burlington Stores, Inc. (a)

3,606

146

Ollie’s Bargain Outlet Holdings, Inc. (a)

2,478

6,084

Specialty Retail — 3.1%

59

Lithia Motors, Inc., Class A

6,310

94

Men’s Wearhouse, Inc. (The)

1,377

68

Penske Automotive Group, Inc.

2,883

56

Vitamin Shoppe, Inc. (a)

1,819

12,389

Textiles, Apparel & Luxury Goods — 0.8%

94

Kate Spade & Co. (a)

1,676

93

Wolverine World Wide, Inc.

1,546

3,222

Total Consumer Discretionary

52,403

Consumer Staples — 2.1%

Food & Staples Retailing — 0.8%

119

Sprouts Farmers Market, Inc. (a)

3,177

Food Products — 1.3%

88

Diamond Foods, Inc. (a)

3,377

246

Freshpet, Inc. (a)

2,090

5,467

Total Consumer Staples

8,644

Energy — 1.2%

Energy Equipment & Services — 0.4%

125

Forum Energy Technologies, Inc. (a)

1,563

SHARES

SECURITY DESCRIPTION

VALUE($)

Oil, Gas & Consumable Fuels — 0.8%

77

Delek U.S. Holdings, Inc.

1,897

196

Laredo Petroleum, Inc. (a)

1,564

3,461

Total Energy

5,024

Financials — 8.4%

Banks — 2.7%

97

PrivateBancorp, Inc.

3,993

26

Signature Bank (a)

4,001

62

Texas Capital Bancshares, Inc. (a)

3,050

11,044

Capital Markets — 2.5%

64

Evercore Partners, Inc., Class A

3,446

134

Financial Engines, Inc.

4,512

321

PennantPark Investment Corp.

1,982

9,940

Insurance — 0.7%

43

AmTrust Financial Services, Inc.

2,668

Real Estate Investment Trusts (REITs) — 1.1%

79

CubeSmart

2,425

50

Highwoods Properties, Inc.

2,190

4,615

Real Estate Management & Development — 0.9%

103

RE/MAX Holdings, Inc., Class A

3,832

Thrifts & Mortgage Finance — 0.5%

87

BofI Holding, Inc. (a)

1,828

Total Financials

33,927

Health Care — 26.1%

Biotechnology — 11.4%

92

ACADIA Pharmaceuticals, Inc. (a)

3,293

66

Acceleron Pharma, Inc. (a)

3,213

15

Anacor Pharmaceuticals, Inc. (a)

1,679

192

Arrowhead Research Corp. (a)

1,179

86

Axovant Sciences Ltd., (Bermuda) (a)

1,546

94

Bellicum Pharmaceuticals, Inc. (a)

1,908

56

Chimerix, Inc. (a)

499

99

Coherus Biosciences, Inc. (a)

2,280

146

Exact Sciences Corp. (a)

1,352

94

FibroGen, Inc. (a)

2,862

142

Halozyme Therapeutics, Inc. (a)

2,460

164

Ignyta, Inc. (a)

2,193

151

Insmed, Inc. (a)

2,736

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2015

J.P. MORGAN SMALL CAP FUNDS

15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Biotechnology — continued

43

Intrexon Corp. (a)

1,308

48

Kite Pharma, Inc. (a)

2,936

39

Neurocrine Biosciences, Inc. (a)

2,202

63

Portola Pharmaceuticals, Inc. (a)

3,235

57

REGENXBIO, Inc. (a)

943

50

Sage Therapeutics, Inc. (a)

2,928

35

Spark Therapeutics, Inc. (a)

1,601

22

Ultragenyx Pharmaceutical, Inc. (a)

2,449

97

Versartis, Inc. (a)

1,206

46,008

Health Care Equipment & Supplies — 5.6%

358

GenMark Diagnostics, Inc. (a)

2,777

110

Insulet Corp. (a)

4,149

164

K2M Group Holdings, Inc. (a)

3,242

55

Nevro Corp. (a)

3,714

455

Novadaq Technologies, Inc., (Canada) (a)

5,796

309

Syneron Medical Ltd., (Israel) (a)

2,385

1,394

Unilife Corp. (a)

690

22,753

Health Care Providers & Services — 3.8%

84

Acadia Healthcare Co., Inc. (a)

5,229

117

Surgical Care Affiliates, Inc. (a)

4,654

70

WellCare Health Plans, Inc. (a)

5,482

15,365

Health Care Technology — 2.0%

148

Evolent Health, Inc., Class A (a)

1,792

218

Veeva Systems, Inc., Class A (a)

6,293

8,085

Pharmaceuticals — 3.3%

130

Horizon Pharma plc (a)

2,807

153

Nektar Therapeutics (a)

2,585

89

Revance Therapeutics, Inc. (a)

3,048

111

Sagent Pharmaceuticals, Inc. (a)

1,772

282

TherapeuticsMD, Inc. (a)

2,922

13,134

Total Health Care

105,345

Industrials — 16.3%

Aerospace & Defense — 2.1%

76

HEICO Corp.

4,149

91

Hexcel Corp.

4,245

8,394

SHARES

SECURITY DESCRIPTION

VALUE($)

Air Freight & Logistics — 0.4%

64

XPO Logistics, Inc. (a)

1,747

Building Products — 5.6%

99

Advanced Drainage Systems, Inc.

2,390

88

Caesarstone Sdot-Yam Ltd., (Israel) (a)

3,797

49

Fortune Brands Home & Security, Inc.

2,711

44

Lennox International, Inc.

5,509

52

Masonite International Corp. (a)

3,189

133

Trex Co., Inc. (a)

5,077

22,673

Electrical Equipment — 1.8%

24

Acuity Brands, Inc.

5,514

35

SolarCity Corp. (a)

1,811

7,325

Industrial Conglomerates — 1.1%

51

Carlisle Cos., Inc.

4,500

Machinery — 2.5%

46

Graco, Inc.

3,308

60

John Bean Technologies Corp.

2,970

37

Middleby Corp. (The) (a)

3,992

10,270

Road & Rail — 0.9%

58

Old Dominion Freight Line, Inc. (a)

3,440

Trading Companies & Distributors — 1.9%

122

Rush Enterprises, Inc., Class A (a)

2,674

42

Watsco, Inc.

4,899

7,573

Total Industrials

65,922

Information Technology — 28.0%

Communications Equipment — 1.5%

185

Ciena Corp. (a)

3,828

221

Ruckus Wireless, Inc. (a)

2,365

6,193

Internet Software & Services — 9.1%

72

Benefitfocus, Inc. (a)

2,628

106

Cornerstone OnDemand, Inc. (a)

3,648

25

CoStar Group, Inc. (a)

5,223

91

Demandware, Inc. (a)

4,892

147

Envestnet, Inc. (a)

4,378

134

GoDaddy, Inc., Class A (a)

4,310

123

GrubHub, Inc. (a)

2,974

SEE NOTES TO
FINANCIAL STATEMENTS.

16

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Internet Software & Services — continued

61

Instructure, Inc. (a)

1,274

113

Marketo, Inc. (a)

3,249

158

Shopify, Inc., (Canada), Class A (a)

4,089

36,665

Semiconductors & Semiconductor Equipment — 6.0%

80

Cavium, Inc. (a)

5,271

143

Inphi Corp. (a)

3,859

142

M/A-COM Technology Solutions Holdings, Inc. (a)

5,791

95

MKS Instruments, Inc.

3,431

94

Monolithic Power Systems, Inc.

5,958

24,310

Software — 11.0%

71

Atlassian Corp. plc, (United Kingdom), Class A (a)

2,124

138

Barracuda Networks, Inc. (a)

2,584

78

Fleetmatics Group plc, (Ireland) (a)

3,967

53

Fortinet, Inc. (a)

1,653

123

Guidewire Software, Inc. (a)

7,370

55

HubSpot, Inc. (a)

3,101

62

Imperva, Inc. (a)

3,924

121

Infoblox, Inc. (a)

2,221

75

Proofpoint, Inc. (a)

4,869

226

RingCentral, Inc., Class A (a)

5,333

27

Tableau Software, Inc., Class A (a)

2,532

SHARES

SECURITY DESCRIPTION

VALUE($)

Software — continued

182

Zendesk, Inc. (a)

4,804

44,482

Technology Hardware, Storage & Peripherals — 0.4%

188

Nimble Storage, Inc. (a)

1,725

Total Information Technology

113,375

Materials — 1.0%

Construction Materials — 1.0%

68

Eagle Materials, Inc.

4,080

Total Common Stocks (Cost $300,589)

388,720

Short-Term Investment — 1.3%

Investment Company — 1.3%

5,297

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170%, (b) (l) (Cost $5,297)

5,297

Total Investments — 97.4% (Cost $305,886)

394,017

Other Assets in Excess of Liabilities — 2.6%

10,399

NET ASSETS — 100.0%

$
404,416

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 10.8%
	Auto Components — 2.2%
42	American Axle & Manufacturing Holdings, Inc. (a)	791
52	Cooper Tire & Rubber Co.	1,961
5	Horizon Global Corp. (a)	48
14	Stoneridge, Inc. (a)	207
48	Tower International, Inc.	1,370

		4,377

	Diversified Consumer Services — 0.2%
2	Capella Education Co.	107
27	K12, Inc. (a)	236

		343

	Hotels, Restaurants & Leisure — 1.6%
21	Bloomin’ Brands, Inc.	363
24	Carrols Restaurant Group, Inc. (a)	279
4	Dave & Buster’s Entertainment, Inc. (a)	163
2	Fogo De Chao, Inc. (a)	29
24	Isle of Capri Casinos, Inc. (a)	329
15	Jack in the Box, Inc.	1,159
51	Ruth’s Hospitality Group, Inc.	816

		3,138

	Household Durables — 1.3%
22	Helen of Troy Ltd. (a)	2,044
17	KB Home	210
3	Libbey, Inc.	74
10	Lifetime Brands, Inc.	132
2	NACCO Industries, Inc., Class A	102
7	Skullcandy, Inc. (a)	32

		2,594

	Leisure Products — 0.2%
17	Nautilus, Inc. (a)	282

	Media — 1.3%
75	Gray Television, Inc. (a)	1,230
6	Journal Media Group, Inc.	71
11	Nexstar Broadcasting Group, Inc., Class A	670
20	Sinclair Broadcast Group, Inc., Class A	641

		2,612

	Specialty Retail — 4.0%
7	Abercrombie & Fitch Co., Class A	181
19	Barnes & Noble, Inc.	161
27	Caleres, Inc.	713
31	Cato Corp. (The), Class A	1,127
22	Children’s Place, Inc. (The)	1,231
11	Citi Trends, Inc.	244

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
51	Express, Inc. (a)	887
13	Kirkland’s, Inc.	185
14	Lithia Motors, Inc., Class A	1,445
190	Office Depot, Inc. (a)	1,070
13	Outerwall, Inc.	468
25	Tilly’s, Inc., Class A (a)	164

		7,876

	Total Consumer Discretionary	21,222

	Consumer Staples — 2.5%
	Food & Staples Retailing — 1.0%
13	Andersons, Inc. (The)	398
51	SpartanNash Co.	1,105
49	SUPERVALU, Inc. (a)	330
4	Village Super Market, Inc., Class A	102

		1,935

	Food Products — 1.1%
32	Dean Foods Co.	542
35	Pilgrim’s Pride Corp.	775
13	Pinnacle Foods, Inc.	557
4	Sanderson Farms, Inc.	326

		2,200

	Personal Products — 0.4%
7	Revlon, Inc., Class A (a)	191
5	USANA Health Sciences, Inc. (a)	689

		880

	Total Consumer Staples	5,015

	Energy — 3.1%
	Energy Equipment & Services — 1.1%
39	Archrock, Inc.	295
76	Atwood Oceanics, Inc.	779
80	Helix Energy Solutions Group, Inc. (a)	420
17	Matrix Service Co. (a)	351
8	PHI, Inc. (a)	137
4	Pioneer Energy Services Corp. (a)	9
16	Superior Energy Services, Inc.	221

		2,212

	Oil, Gas & Consumable Fuels — 2.0%
49	Abraxas Petroleum Corp. (a)	52
37	Bill Barrett Corp. (a)	146
18	Callon Petroleum Co. (a)	153
18	Carrizo Oil & Gas, Inc. (a)	520
16	Delek U.S. Holdings, Inc.	397

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
7	Energy XXI Ltd.	8
39	Green Plains, Inc.	904
12	Jones Energy, Inc., Class A (a)	46
55	Pacific Ethanol, Inc. (a)	264
50	Renewable Energy Group, Inc. (a)	465
2	REX American Resources Corp. (a)	82
23	Stone Energy Corp. (a)	99
13	TransAtlantic Petroleum Ltd. (a)	17
171	Triangle Petroleum Corp. (a)	131
13	Western Refining, Inc.	453
4	World Fuel Services Corp.	144

		3,881

	Total Energy	6,093

	Financials — 23.5%
	Banks — 8.8%
19	Banc of California, Inc.	280
17	BBCN Bancorp, Inc.	294
4	BNC Bancorp	98
10	Cathay General Bancorp	314
2	Community Trust Bancorp, Inc.	77
24	Customers Bancorp, Inc. (a)	640
37	East West Bancorp, Inc.	1,540
23	Fidelity Southern Corp.	503
6	Financial Institutions, Inc.	170
6	First Business Financial Services, Inc.	150
29	First Commonwealth Financial Corp.	262
7	First Community Bancshares, Inc.	138
6	First Financial Bancorp	111
6	First Merchants Corp.	145
12	First NBC Bank Holding Co. (a)	436
43	FirstMerit Corp.	807
64	Fulton Financial Corp.	827
42	Hanmi Financial Corp.	999
17	Hilltop Holdings, Inc. (a)	329
168	Huntington Bancshares, Inc.	1,857
1	IBERIABANK Corp.	79
5	MainSource Financial Group, Inc.	122
1	National Bankshares, Inc.	42
4	NBT Bancorp, Inc.	107
31	PacWest Bancorp	1,338
12	Pinnacle Financial Partners, Inc.	636
50	Popular, Inc., (Puerto Rico)	1,431
13	Preferred Bank	438
6	PrivateBancorp, Inc.	261
2	Prosperity Bancshares, Inc.	93

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
7	Sierra Bancorp	126
17	Southwest Bancorp, Inc.	292
3	Stonegate Bank	89
2	SVB Financial Group (a)	215
20	TriCo Bancshares	540
19	TriState Capital Holdings, Inc. (a)	264
8	Triumph Bancorp, Inc. (a)	127
3	WesBanco, Inc.	102
5	West Bancorporation, Inc.	107
83	Wilshire Bancorp, Inc.	957
2	Yadkin Financial Corp.	62

		17,405

	Capital Markets — 1.0%
4	Arlington Asset Investment Corp., Class A	58
83	BGC Partners, Inc., Class A	818
4	Evercore Partners, Inc., Class A	218
6	Houlihan Lokey, Inc.	160
2	INTL. FCStone, Inc. (a)	59
11	Investment Technology Group, Inc.	182
1	Oppenheimer Holdings, Inc., Class A	25
5	Piper Jaffray Cos. (a)	207
6	Stifel Financial Corp. (a)	248

		1,975

	Consumer Finance — 0.6%
22	Cash America International, Inc.	658
12	Encore Capital Group, Inc. (a)	353
4	Nelnet, Inc., Class A	143

		1,154

	Diversified Financial Services — 0.1%
2	MarketAxess Holdings, Inc.	246

	Insurance — 2.9%
24	American Equity Investment Life Holding Co.	565
9	Aspen Insurance Holdings Ltd., (Bermuda)	453
14	Atlas Financial Holdings, Inc. (a)	284
64	CNO Financial Group, Inc.	1,218
3	Crawford & Co., Class B	17
17	eHealth, Inc. (a)	167
8	HCI Group, Inc.	274
2	Horace Mann Educators Corp.	74
35	Maiden Holdings Ltd., (Bermuda)	527
4	National General Holdings Corp.	97
5	Selective Insurance Group, Inc.	156
15	Stewart Information Services Corp.	563

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
11	Symetra Financial Corp.	335
5	United Fire Group, Inc.	195
29	Universal Insurance Holdings, Inc.	667
2	Validus Holdings Ltd., (Bermuda)	72

		5,664

	Real Estate Investment Trusts (REITs) — 8.2%
1	Agree Realty Corp.	44
15	American Assets Trust, Inc.	572
6	American Campus Communities, Inc.	235
12	Armada Hoffler Properties, Inc.	129
20	Ashford Hospitality Prime, Inc.	297
126	Ashford Hospitality Trust, Inc.	797
25	Bluerock Residential Growth REIT, Inc.	296
95	Capstead Mortgage Corp.	827
11	Chatham Lodging Trust	235
10	Chesapeake Lodging Trust	251
15	CoreSite Realty Corp.	843
29	Cousins Properties, Inc.	274
10	CyrusOne, Inc.	380
9	DCT Industrial Trust, Inc.	347
12	DDR Corp.	205
21	DiamondRock Hospitality Co.	199
12	Easterly Government Properties, Inc.	213
10	Education Realty Trust, Inc.	380
58	First Industrial Realty Trust, Inc.	1,285
4	Franklin Street Properties Corp.	42
25	GEO Group, Inc. (The)	737
7	Government Properties Income Trust	108
36	Gramercy Property Trust	281
7	Hudson Pacific Properties, Inc.	209
8	LaSalle Hotel Properties	199
2	Mid-America Apartment Communities, Inc.	140
24	Orchid Island Capital, Inc.	242
4	Parkway Properties, Inc.	65
10	Pebblebrook Hotel Trust	279
8	Pennsylvania Real Estate Investment Trust	168
27	Potlatch Corp.	825
5	PS Business Parks, Inc.	455
36	RAIT Financial Trust	98
4	Ramco-Gershenson Properties Trust	61
28	Redwood Trust, Inc.	369
76	Retail Opportunity Investments Corp.	1,369
27	RLJ Lodging Trust	580
11	Silver Bay Realty Trust Corp.	178
95	Summit Hotel Properties, Inc.	1,132

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
2		Sun Communities, Inc.	124
46		Sunstone Hotel Investors, Inc.	578
8		UMH Properties, Inc.	77
2		WP Glimcher, Inc.	23
6		Xenia Hotels & Resorts, Inc.	95

			16,243

		Real Estate Management & Development — 0.2%
11		Alexander & Baldwin, Inc.	390
—	(h)	RMR Group, Inc.(The), Class A (a)	—	(h)

			390

		Thrifts & Mortgage Finance — 1.7%
19		BofI Holding, Inc. (a)	405
51		Flagstar Bancorp, Inc. (a)	1,177
52		HomeStreet, Inc. (a)	1,125
3		Meta Financial Group, Inc.	142
11		PennyMac Financial Services, Inc., Class A (a)	168
11		Walker & Dunlop, Inc. (a)	313
2		Washington Federal, Inc.	55

			3,385

		Total Financials	46,462

		Health Care — 16.3%
		Biotechnology — 6.9%
4		Acceleron Pharma, Inc. (a)	176
47		Achillion Pharmaceuticals, Inc. (a)	511
14		Acorda Therapeutics, Inc. (a)	599
1		Adamas Pharmaceuticals, Inc. (a)	22
11		Aduro Biotech, Inc. (a)	301
—	(h)	Agios Pharmaceuticals, Inc. (a)	26
16		AMAG Pharmaceuticals, Inc. (a)	483
19		Amicus Therapeutics, Inc. (a)	188
4		Anacor Pharmaceuticals, Inc. (a)	441
20		Applied Genetic Technologies Corp. (a)	404
43		ARIAD Pharmaceuticals, Inc. (a)	266
24		aTyr Pharma, Inc. (a)	237
1		Avalanche Biotechnologies, Inc. (a)	12
18		Bellicum Pharmaceuticals, Inc. (a)	363
6		Bluebird Bio, Inc. (a)	379
4		Blueprint Medicines Corp. (a)	116
27		Cara Therapeutics, Inc. (a)	459
83		Catalyst Pharmaceuticals, Inc. (a)	202
26		Celldex Therapeutics, Inc. (a)	403
10		Chiasma, Inc. (a)	190
12		Clovis Oncology, Inc. (a)	424
13		Coherus Biosciences, Inc. (a)	298

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
7	Dicerna Pharmaceuticals, Inc. (a)	82
19	Dimension Therapeutics, Inc. (a)	213
9	Dynavax Technologies Corp. (a)	220
15	Esperion Therapeutics, Inc. (a)	332
5	FibroGen, Inc. (a)	149
19	Genocea Biosciences, Inc. (a)	97
13	Global Blood Therapeutics, Inc. (a)	404
4	Heron Therapeutics, Inc. (a)	96
3	Immune Design Corp. (a)	50
39	Infinity Pharmaceuticals, Inc. (a)	306
26	Insmed, Inc. (a)	470
14	Karyopharm Therapeutics, Inc. (a)	182
9	MacroGenics, Inc. (a)	282
4	Neurocrine Biosciences, Inc. (a)	215
20	Nivalis Therapeutics, Inc. (a)	152
66	Oncothyreon, Inc. (a)	147
7	Ophthotech Corp. (a)	526
5	Puma Biotechnology, Inc. (a)	368
47	Raptor Pharmaceutical Corp. (a)	244
1	Sage Therapeutics, Inc. (a)	52
2	Seres Therapeutics, Inc. (a)	60
40	Synergy Pharmaceuticals, Inc. (a)	227
188	Threshold Pharmaceuticals, Inc. (a)	90
8	Ultragenyx Pharmaceutical, Inc. (a)	853
28	Vitae Pharmaceuticals, Inc. (a)	503
16	Voyager Therapeutics, Inc. (a)	344
9	Xencor, Inc. (a)	127
50	Zafgen, Inc. (a)	315

		13,606

	Health Care Equipment & Supplies — 3.0%
10	Cynosure, Inc., Class A (a)	466
27	Greatbatch, Inc. (a)	1,395
13	HeartWare International, Inc. (a)	660
4	ICU Medical, Inc. (a)	468
19	Inogen, Inc. (a)	768
18	Insulet Corp. (a)	662
15	NuVasive, Inc. (a)	806
63	OraSure Technologies, Inc. (a)	403
1	Penumbra, Inc. (a)	78
37	Sientra, Inc. (a)	219

		5,925

	Health Care Providers & Services — 4.2%
17	Amsurg Corp. (a)	1,311
118	Cross Country Healthcare, Inc. (a)	1,942

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
35	Kindred Healthcare, Inc.	415
30	Molina Healthcare, Inc. (a)	1,818
13	Owens & Minor, Inc.	461
42	PharMerica Corp. (a)	1,473
15	Surgical Care Affiliates, Inc. (a)	612
7	Teladoc, Inc. (a)	121
2	WellCare Health Plans, Inc. (a)	122

		8,275

	Life Sciences Tools & Services — 0.9%
39	Cambrex Corp. (a)	1,856

	Pharmaceuticals — 1.3%
12	Amphastar Pharmaceuticals, Inc. (a)	175
9	Flex Pharma, Inc. (a)	110
30	Foamix Pharmaceuticals Ltd., (Israel) (a)	241
5	Intra-Cellular Therapies, Inc. (a)	269
13	Medicines Co. (The) (a)	489
11	Pacira Pharmaceuticals, Inc. (a)	852
10	Revance Therapeutics, Inc. (a)	348

		2,484

	Total Health Care	32,146

	Industrials — 15.8%
	Aerospace & Defense — 1.9%
21	AAR Corp.	540
22	Cubic Corp.	1,032
2	Curtiss-Wright Corp.	115
16	Engility Holdings, Inc.	528
77	Vectrus, Inc. (a)	1,600

		3,815

	Air Freight & Logistics — 0.4%
14	Atlas Air Worldwide Holdings, Inc. (a)	594
5	Park-Ohio Holdings Corp.	174

		768

	Airlines — 1.6%
14	Alaska Air Group, Inc.	1,119
57	Hawaiian Holdings, Inc. (a)	2,017

		3,136

	Building Products — 1.1%
24	American Woodmark Corp. (a)	1,926
12	Gibraltar Industries, Inc. (a)	299

		2,225

	Commercial Services & Supplies — 2.6%
43	ABM Industries, Inc.	1,215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
182	ACCO Brands Corp. (a)	1,295
21	ARC Document Solutions, Inc. (a)	94
5	Essendant, Inc.	169
3	Herman Miller, Inc.	94
15	Kimball International, Inc., Class B	146
97	Quad/Graphics, Inc.	900
37	Steelcase, Inc., Class A	557
5	Viad Corp.	136
19	West Corp.	419

		5,025

	Construction & Engineering — 0.9%
19	Argan, Inc.	608
18	EMCOR Group, Inc.	879
16	Tutor Perini Corp. (a)	273

		1,760

	Electrical Equipment — 1.4%
9	EnerSys	511
98	General Cable Corp.	1,320
4	Regal Beloit Corp.	247
56	Sunrun, Inc. (a)	663

		2,741

	Machinery — 2.2%
7	Barnes Group, Inc.	260
6	Columbus McKinnon Corp.	116
20	Federal Signal Corp.	315
51	Global Brass & Copper Holdings, Inc.	1,093
7	Greenbrier Cos., Inc. (The)	214
3	Hurco Cos., Inc.	69
5	Hyster-Yale Materials Handling, Inc.	257
9	Kadant, Inc.	381
132	Meritor, Inc. (a)	1,102
1	Standex International Corp.	103
12	TriMas Corp. (a)	227
23	Wabash National Corp. (a)	275

		4,412

	Marine — 0.6%
30	Matson, Inc.	1,269

	Professional Services — 2.4%
46	Barrett Business Services, Inc.	1,986
6	CRA International, Inc. (a)	109
4	Heidrick & Struggles International, Inc.	122
25	Insperity, Inc.	1,198
2	Kelly Services, Inc., Class A	40

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
15	RPX Corp. (a)	168
32	TrueBlue, Inc. (a)	830
3	VSE Corp.	181

		4,634

	Road & Rail — 0.7%
32	ArcBest Corp.	690
3	Universal Truckload Services, Inc.	46
47	YRC Worldwide, Inc. (a)	666

		1,402

	Total Industrials	31,187

	Information Technology — 18.0%
	Communications Equipment — 1.1%
121	EMCORE Corp. (a)	741
343	Extreme Networks, Inc. (a)	1,401

		2,142

	Electronic Equipment, Instruments & Components — 2.9%
43	Benchmark Electronics, Inc. (a)	884
9	Fabrinet, (Thailand) (a)	225
55	Insight Enterprises, Inc. (a)	1,383
36	Kimball Electronics, Inc. (a)	394
3	Littelfuse, Inc.	340
11	Methode Electronics, Inc.	336
81	Sanmina Corp. (a)	1,659
8	Tech Data Corp. (a)	545

		5,766

	Internet Software & Services — 2.7%
22	Apigee Corp. (a)	178
54	Blucora, Inc. (a)	526
12	Carbonite, Inc. (a)	115
23	Cornerstone OnDemand, Inc. (a)	806
43	EarthLink Holdings Corp.	322
39	Five9, Inc. (a)	344
3	Instructure, Inc. (a)	60
2	LogMeIn, Inc. (a)	157
16	Match Group, Inc. (a)	220
15	Mimecast Ltd., (United Kingdom) (a)	139
4	Q2 Holdings, Inc. (a)	104
50	RetailMeNot, Inc. (a)	500
8	Web.com Group, Inc. (a)	161
28	WebMD Health Corp. (a)	1,357
38	Xactly Corp. (a)	323

		5,312

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — 2.9%
2	Blackhawk Network Holdings, Inc. (a)	104
14	Euronet Worldwide, Inc. (a)	1,003
115	Everi Holdings, Inc. (a)	505
3	EVERTEC, Inc., (Puerto Rico)	51
11	ExlService Holdings, Inc. (a)	492
9	Heartland Payment Systems, Inc.	822
38	Science Applications International Corp.	1,729
9	Sykes Enterprises, Inc. (a)	272
58	Unisys Corp. (a)	642

		5,620

	Semiconductors & Semiconductor Equipment — 3.3%
15	Advanced Energy Industries, Inc. (a)	424
10	Alpha & Omega Semiconductor Ltd. (a)	89
84	Amkor Technology, Inc. (a)	511
9	Brooks Automation, Inc.	93
123	Cypress Semiconductor Corp. (a)	1,212
18	First Solar, Inc. (a)	1,200
30	IXYS Corp.	379
6	Nanometrics, Inc. (a)	87
21	OmniVision Technologies, Inc. (a)	601
5	Qorvo, Inc. (a)	272
76	SunEdison, Inc. (a)	389
3	Synaptics, Inc. (a)	210
101	Ultra Clean Holdings, Inc. (a)	516
99	Xcerra Corp. (a)	599

		6,582

	Software — 5.1%
80	AVG Technologies N.V., (Netherlands) (a)	1,595
6	Fair Isaac Corp.	568
47	Pegasystems, Inc.	1,287
11	PTC, Inc. (a)	390
25	Qlik Technologies, Inc. (a)	786
11	Rapid7, Inc. (a)	166
38	RingCentral, Inc., Class A (a)	896
128	Rovi Corp. (a)	2,131
65	Take-Two Interactive Software, Inc. (a)	2,262

		10,081

	Total Information Technology	35,503

	Materials — 3.3%
	Chemicals — 1.2%
18	A Schulman, Inc.	539
26	FutureFuel Corp.	344
1	Innospec, Inc.	79
16	Minerals Technologies, Inc.	730

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
18	OMNOVA Solutions, Inc. (a)	111
20	Trinseo S.A. (a)	570

		2,373

	Containers & Packaging — 0.8%
61	Graphic Packaging Holding Co.	779
17	WestRock Co.	795

		1,574

	Metals & Mining — 0.6%
39	Commercial Metals Co.	529
3	Schnitzer Steel Industries, Inc., Class A	48
19	Worthington Industries, Inc.	577

		1,154

	Paper & Forest Products — 0.7%
17	Boise Cascade Co. (a)	431
25	Schweitzer-Mauduit International, Inc.	1,040

		1,471

	Total Materials	6,572

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
37	8x8, Inc. (a)	419
9	IDT Corp., Class B	108
80	Inteliquent, Inc.	1,430
50	Ooma, Inc. (a)	320

	Total Telecommunication Services	2,277

	Utilities — 3.5%
	Electric Utilities — 2.0%
2	El Paso Electric Co.	68
5	Empire District Electric Co. (The)	144
8	IDACORP, Inc.	566
4	MGE Energy, Inc.	203
65	Portland General Electric Co.	2,381
19	Spark Energy, Inc., Class A	387
3	Westar Energy, Inc.	126

		3,875

	Gas Utilities — 0.9%
1	AGL Resources, Inc.	39
2	Chesapeake Utilities Corp.	120
5	Laclede Group, Inc. (The)	290
29	New Jersey Resources Corp.	948
4	Southwest Gas Corp.	226
3	WGL Holdings, Inc.	161

		1,784

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — 0.5%
119	Atlantic Power Corp.	235
63	Dynegy, Inc. (a)	841

		1,076

	Water Utilities — 0.1%
6	American States Water Co.	237

	Total Utilities	6,972

	Total Common Stocks (Cost $150,309)	193,449

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.6%
	Investment Company — 2.6%
5,084	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $5,084)	5,084

	Total Investments — 100.6% (Cost $155,393)	198,533
	Liabilities in Excess of Other Assets — (0.6)% (c)	(1,184)

	NET ASSETS — 100.0%	$197,349

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
44	E-mini Russell 2000	03/18/16	USD	$4,979	$31

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Consumer Discretionary — 17.2%
	Auto Components — 1.5%
1,719	Dana Holding Corp.	23,721
333	Drew Industries, Inc.	20,257

		43,978

	Distributors — 2.3%
839	Pool Corp.	67,753

	Diversified Consumer Services — 1.2%
852	ServiceMaster Global Holdings, Inc. (a)	33,429

	Hotels, Restaurants & Leisure — 3.9%
1,133	Brinker International, Inc.	54,329
725	Monarch Casino & Resort, Inc. (a)	16,461
538	Papa John’s International, Inc.	30,033
445	Zoe’s Kitchen, Inc. (a)	12,442

		113,265

	Household Durables — 1.8%
900	Jarden Corp. (a)	51,390

	Leisure Products — 1.6%
535	Brunswick Corp.	27,046
1,187	Malibu Boats, Inc., Class A (a)	19,426

		46,472

	Media — 2.2%
950	Cinemark Holdings, Inc.	31,757
1,778	E.W. Scripps Co. (The), Class A	33,779

		65,536

	Specialty Retail — 1.6%
1,520	American Eagle Outfitters, Inc.	23,565
2,230	Chico’s FAS, Inc.	23,793

		47,358

	Textiles, Apparel & Luxury Goods — 1.1%
3,184	Crocs, Inc. (a)	32,601

	Total Consumer Discretionary	501,782

	Consumer Staples — 4.1%
	Food & Staples Retailing — 0.7%
877	Performance Food Group Co. (a)	20,297

	Food Products — 1.0%
249	J&J Snack Foods Corp.	29,035

	Household Products — 2.4%
692	Spectrum Brands Holdings, Inc.	70,474

	Total Consumer Staples	119,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 3.1%
	Energy Equipment & Services — 2.0%
291	Dril-Quip, Inc. (a)	17,248
2,708	Patterson-UTI Energy, Inc.	40,844

		58,092

	Oil, Gas & Consumable Fuels — 1.1%
203	Cimarex Energy Co.	18,153
1,665	Synergy Resources Corp. (a)	14,183

		32,336

	Total Energy	90,428

	Financials — 23.9%
	Banks — 10.0%
2,305	Associated Banc-Corp.	43,222
953	BankUnited, Inc.	34,356
1,482	First Financial Bancorp	26,779
1,752	First Horizon National Corp.	25,432
383	First Republic Bank	25,316
823	Glacier Bancorp, Inc.	21,825
1,218	Great Western Bancorp, Inc.	35,353
439	IBERIABANK Corp.	24,161
1,739	Umpqua Holdings Corp.	27,657
749	Western Alliance Bancorp (a)	26,848

		290,949

	Capital Markets — 4.3%
840	Eaton Vance Corp.	27,250
693	Greenhill & Co., Inc.	19,813
1,069	HFF, Inc., Class A	33,214
1,525	Janus Capital Group, Inc.	21,487
861	Moelis & Co., Class A	25,128

		126,892

	Diversified Financial Services — 2.0%
131	FactSet Research Systems, Inc.	21,334
462	Morningstar, Inc.	37,160

		58,494

	Insurance — 1.2%
725	ProAssurance Corp.	35,188

	Real Estate Investment Trusts (REITs) — 5.4%
595	EastGroup Properties, Inc.	33,070
399	Mid-America Apartment Communities, Inc.	36,275
1,165	National Retail Properties, Inc.	46,673
1,912	RLJ Lodging Trust	41,361

		157,379

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 1.0%
780	Realogy Holdings Corp. (a)	28,610

	Total Financials	697,512

	Health Care — 11.0%
	Health Care Equipment & Supplies — 3.5%
797	IDEXX Laboratories, Inc. (a)	58,081
750	West Pharmaceutical Services, Inc.	45,170

		103,251

	Health Care Providers & Services — 6.0%
756	Centene Corp. (a)	49,759
1,032	Hanger, Inc. (a)	16,974
347	HealthEquity, Inc. (a)	8,693
1,172	HealthSouth Corp.	40,803
454	Magellan Health, Inc. (a)	27,971
381	WellCare Health Plans, Inc. (a)	29,803

		174,003

	Health Care Technology — 0.1%
71	Medidata Solutions, Inc. (a)	3,506

	Pharmaceuticals — 1.4%
1,668	Catalent, Inc. (a)	41,748

	Total Health Care	322,508

	Industrials — 19.8%
	Air Freight & Logistics — 0.5%
328	Forward Air Corp.	14,106

	Commercial Services & Supplies — 6.2%
997	Brady Corp., Class A	22,905
1,165	Herman Miller, Inc.	33,428
799	KAR Auction Services, Inc.	29,571
328	US Ecology, Inc.	11,955
1,497	Waste Connections, Inc.	84,335

		182,194

	Electrical Equipment — 1.9%
941	Generac Holdings, Inc. (a)	28,028
459	Regal Beloit Corp.	26,837

		54,865

	Machinery — 7.4%
1,218	Allison Transmission Holdings, Inc.	31,537
975	Altra Industrial Motion Corp.	24,448
1,094	Douglas Dynamics, Inc.	23,046
592	RBC Bearings, Inc. (a)	38,251
1,383	Rexnord Corp. (a)	25,055
1,000	Toro Co. (The)	73,065

		215,402

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.9%
1,237	Knight Transportation, Inc.	29,962
466	Landstar System, Inc.	27,305

		57,267

	Trading Companies & Distributors — 1.9%
633	Applied Industrial Technologies, Inc.	25,644
253	Watsco, Inc.	29,585

		55,229

	Total Industrials	579,063

	Information Technology — 8.7%
	Electronic Equipment, Instruments & Components — 0.7%
251	FEI Co.	20,020

	Internet Software & Services — 1.7%
826	GrubHub, Inc. (a)	19,987
303	Instructure, Inc. (a)	6,313
908	Q2 Holdings, Inc. (a)	23,937

		50,237

	IT Services — 1.1%
988	CoreLogic, Inc. (a)	33,464

	Semiconductors & Semiconductor Equipment — 0.3%
169	Cabot Microelectronics Corp. (a)	7,410

	Software — 4.9%
487	Guidewire Software, Inc. (a)	29,302
301	Imperva, Inc. (a)	19,029
1,532	Monotype Imaging Holdings, Inc.	36,228
250	NetSuite, Inc. (a)	21,181
265	Splunk, Inc. (a)	15,568
121	Tyler Technologies, Inc. (a)	21,125

		142,433

	Total Information Technology	253,564

	Materials — 5.7%
	Containers & Packaging — 5.7%
880	AptarGroup, Inc.	63,945
1,085	Crown Holdings, Inc. (a)	54,996
920	Silgan Holdings, Inc.	49,436

	Total Materials	168,377

	Utilities — 2.9%
	Electric Utilities — 1.5%
1,232	Portland General Electric Co.	44,822

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 1.4%
727	NorthWestern Corp.	39,455

	Total Utilities	84,277

	Total Common Stocks (Cost $1,909,228)	2,817,317

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.8%
	Investment Company — 4.8%
140,434	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $140,434)	140,434

	Total Investments — 101.2% (Cost $2,049,662)	2,957,751
	Liabilities in Excess of Other Assets — (1.2)%	(34,970)

	NET ASSETS — 100.0%	$2,922,781

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 13.1%
	Distributors — 1.7%
241	Pool Corp.	19,448

	Diversified Consumer Services — 1.2%
475	2U, Inc. (a)	13,287

	Hotels, Restaurants & Leisure — 2.9%
771	Boyd Gaming Corp. (a)	15,322
252	La Quinta Holdings, Inc. (a)	3,423
110	Vail Resorts, Inc.	14,049

		32,794

	Household Durables — 0.6%
508	TRI Pointe Group, Inc. (a)	6,435

	Internet & Catalog Retail — 1.3%
317	Wayfair, Inc., Class A (a)	15,083

	Multiline Retail — 1.5%
238	Burlington Stores, Inc. (a)	10,227
414	Ollie’s Bargain Outlet Holdings, Inc. (a)	7,042

		17,269

	Specialty Retail — 3.1%
168	Lithia Motors, Inc., Class A	17,870
268	Men’s Wearhouse, Inc. (The)	3,928
193	Penske Automotive Group, Inc.	8,184
158	Vitamin Shoppe, Inc. (a)	5,178

		35,160

	Textiles, Apparel & Luxury Goods — 0.8%
269	Kate Spade & Co. (a)	4,776
264	Wolverine World Wide, Inc.	4,405

		9,181

	Total Consumer Discretionary	148,657

	Consumer Staples — 2.2%
	Food & Staples Retailing — 0.8%
339	Sprouts Farmers Market, Inc. (a)	9,017

	Food Products — 1.4%
249	Diamond Foods, Inc. (a)	9,580
700	Freshpet, Inc. (a)	5,944

		15,524

	Total Consumer Staples	24,541

	Energy — 1.2%
	Energy Equipment & Services — 0.4%
357	Forum Energy Technologies, Inc. (a)	4,452

	Oil, Gas & Consumable Fuels — 0.8%
219	Delek U.S. Holdings, Inc.	5,398

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
558	Laredo Petroleum, Inc. (a)	4,457

		9,855

	Total Energy	14,307

	Financials — 8.5%
	Banks — 2.8%
276	PrivateBancorp, Inc.	11,321
74	Signature Bank (a)	11,345
175	Texas Capital Bancshares, Inc. (a)	8,658

		31,324

	Capital Markets — 2.5%
181	Evercore Partners, Inc., Class A	9,777
380	Financial Engines, Inc.	12,788
912	PennantPark Investment Corp.	5,638

		28,203

	Insurance — 0.7%
123	AmTrust Financial Services, Inc.	7,580

	Real Estate Investment Trusts (REITs) — 1.1%
225	CubeSmart	6,892
143	Highwoods Properties, Inc.	6,227

		13,119

	Real Estate Management & Development — 0.9%
291	RE/MAX Holdings, Inc., Class A	10,867

	Thrifts & Mortgage Finance — 0.5%
247	BofI Holding, Inc. (a)	5,203

	Total Financials	96,296

	Health Care — 26.1%
	Biotechnology — 11.6%
262	ACADIA Pharmaceuticals, Inc. (a)	9,344
187	Acceleron Pharma, Inc. (a)	9,120
42	Anacor Pharmaceuticals, Inc. (a)	4,785
548	Arrowhead Research Corp. (a)	3,371
244	Axovant Sciences Ltd., (Bermuda) (a)	4,406
268	Bellicum Pharmaceuticals, Inc. (a)	5,430
159	Chimerix, Inc. (a)	1,420
282	Coherus Biosciences, Inc. (a)	6,484
418	Exact Sciences Corp. (a)	3,857
267	FibroGen, Inc. (a)	8,125
403	Halozyme Therapeutics, Inc. (a)	6,992
465	Ignyta, Inc. (a)	6,234
428	Insmed, Inc. (a)	7,768
124	Intrexon Corp. (a)	3,731
135	Kite Pharma, Inc. (a)	8,335

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
111	Neurocrine Biosciences, Inc. (a)	6,267
178	Portola Pharmaceuticals, Inc. (a)	9,179
163	REGENXBIO, Inc. (a)	2,700
143	Sage Therapeutics, Inc. (a)	8,311
101	Spark Therapeutics, Inc. (a)	4,564
62	Ultragenyx Pharmaceutical, Inc. (a)	6,960
278	Versartis, Inc. (a)	3,447

		130,830

	Health Care Equipment & Supplies — 5.4%
1,016	GenMark Diagnostics, Inc. (a)	7,885
311	Insulet Corp. (a)	11,764
466	K2M Group Holdings, Inc. (a)	9,200
156	Nevro Corp. (a)	10,534
981	Novadaq Technologies, Inc., (Canada) (a)	12,500
879	Syneron Medical Ltd., (Israel) (a)	6,779
4,014	Unilife Corp. (a)	1,987

		60,649

	Health Care Providers & Services — 3.8%
237	Acadia Healthcare Co., Inc. (a)	14,816
331	Surgical Care Affiliates, Inc. (a)	13,190
199	WellCare Health Plans, Inc. (a)	15,528

		43,534

	Health Care Technology — 2.0%
421	Evolent Health, Inc., Class A (a)	5,101
618	Veeva Systems, Inc., Class A (a)	17,822

		22,923

	Pharmaceuticals — 3.3%
368	Horizon Pharma plc (a)	7,969
436	Nektar Therapeutics (a)	7,345
253	Revance Therapeutics, Inc. (a)	8,650
317	Sagent Pharmaceuticals, Inc. (a)	5,045
800	TherapeuticsMD, Inc. (a)	8,295

		37,304

	Total Health Care	295,240

	Industrials — 16.5%
	Aerospace & Defense — 2.1%
216	HEICO Corp.	11,762
259	Hexcel Corp.	12,035

		23,797

	Air Freight & Logistics — 0.4%
183	XPO Logistics, Inc. (a)	4,975

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 5.7%
283	Advanced Drainage Systems, Inc.	6,792
249	Caesarstone Sdot-Yam Ltd., (Israel) (a)	10,771
139	Fortune Brands Home & Security, Inc.	7,699
125	Lennox International, Inc.	15,606
148	Masonite International Corp. (a)	9,051
378	Trex Co., Inc. (a)	14,387

		64,306

	Electrical Equipment — 1.8%
67	Acuity Brands, Inc.	15,620
101	SolarCity Corp. (a)	5,154

		20,774

	Industrial Conglomerates — 1.1%
144	Carlisle Cos., Inc.	12,754

	Machinery — 2.6%
130	Graco, Inc.	9,386
169	John Bean Technologies Corp.	8,430
105	Middleby Corp. (The) (a)	11,321

		29,137

	Road & Rail — 0.9%
165	Old Dominion Freight Line, Inc. (a)	9,761

	Trading Companies & Distributors — 1.9%
347	Rush Enterprises, Inc., Class A (a)	7,595
123	Watsco, Inc.	14,377

		21,972

	Total Industrials	187,476

	Information Technology — 28.3%
	Communications Equipment — 1.6%
525	Ciena Corp. (a)	10,857
628	Ruckus Wireless, Inc. (a)	6,722

		17,579

	Internet Software & Services — 9.1%
205	Benefitfocus, Inc. (a)	7,464
300	Cornerstone OnDemand, Inc. (a)	10,347
72	CoStar Group, Inc. (a)	14,800
257	Demandware, Inc. (a)	13,863
416	Envestnet, Inc. (a)	12,408
381	GoDaddy, Inc., Class A (a)	12,216
349	GrubHub, Inc. (a)	8,441
175	Instructure, Inc. (a)	3,637
321	Marketo, Inc. (a)	9,221
421	Shopify, Inc., (Canada), Class A (a)	10,862

		103,259

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 6.1%
227	Cavium, Inc. (a)	14,934
405	Inphi Corp. (a)	10,943
401	M/A-COM Technology Solutions Holdings, Inc. (a)	16,404
270	MKS Instruments, Inc.	9,733
265	Monolithic Power Systems, Inc.	16,877

		68,891

	Software — 11.1%
201	Atlassian Corp. plc, (United Kingdom), Class A (a)	6,042
393	Barracuda Networks, Inc. (a)	7,341
221	Fleetmatics Group plc, (Ireland) (a)	11,249
151	Fortinet, Inc. (a)	4,710
347	Guidewire Software, Inc. (a)	20,866
156	HubSpot, Inc. (a)	8,801
176	Imperva, Inc. (a)	11,127
322	Infoblox, Inc. (a)	5,918
212	Proofpoint, Inc. (a)	13,798
641	RingCentral, Inc., Class A (a)	15,109
76	Tableau Software, Inc., Class A (a)	7,194
515	Zendesk, Inc. (a)	13,615

		125,770

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.4%
545	Nimble Storage, Inc. (a)	5,012

	Total Information Technology	320,511

	Materials — 1.0%
	Construction Materials — 1.0%
191	Eagle Materials, Inc.	11,569

	Total Common Stocks (Cost $894,533)	1,098,597

Short-Term Investment — 1.5%
	Investment Company — 1.5%
16,517	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $16,517)	16,517

	Total Investments — 98.4% (Cost $911,050)	1,115,114
	Other Assets in Excess of Liabilities — 1.6%	17,667

	NET ASSETS — 100.0%	$1,132,781

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Consumer Discretionary — 8.4%
	Auto Components — 1.5%
541	Cooper Tire & Rubber Co.	20,477
178	Dana Holding Corp.	2,462
180	Stoneridge, Inc. (a)	2,658

		25,597

	Distributors — 0.0% (g)
103	VOXX International Corp. (a)	541

	Diversified Consumer Services — 1.1%
79	Ascent Capital Group, Inc., Class A (a)	1,324
104	Houghton Mifflin Harcourt Co. (a)	2,257
471	K12, Inc. (a)	4,143
798	Regis Corp. (a)	11,286

		19,010

	Hotels, Restaurants & Leisure — 1.4%
139	Bob Evans Farms, Inc.	5,396
47	Bravo Brio Restaurant Group, Inc. (a)	423
708	Isle of Capri Casinos, Inc. (a)	9,868
22	Jack in the Box, Inc.	1,665
74	Ruby Tuesday, Inc. (a)	408
317	Ruth’s Hospitality Group, Inc.	5,047
47	Speedway Motorsports, Inc.	982

		23,789

	Household Durables — 0.8%
22	CalAtlantic Group, Inc.	853
115	CSS Industries, Inc.	3,272
227	KB Home	2,797
111	Leggett & Platt, Inc.	4,647
45	MDC Holdings, Inc.	1,146
40	NACCO Industries, Inc., Class A	1,688

		14,403

	Internet & Catalog Retail — 0.5%
309	Liberty TripAdvisor Holdings, Inc., Class A (a)	9,384

	Leisure Products — 0.2%
193	Nautilus, Inc. (a)	3,224

	Media — 0.4%
175	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	471
210	Entercom Communications Corp., Class A (a)	2,359
10	Saga Communications, Inc., Class A	401
254	Time, Inc.	3,982

		7,213

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.5%
145	Dillard’s, Inc., Class A	9,508

	Specialty Retail — 1.5%
172	Abercrombie & Fitch Co., Class A	4,641
315	Children’s Place, Inc. (The)	17,393
254	Guess?, Inc.	4,792

		26,826

	Textiles, Apparel & Luxury Goods — 0.5%
306	Iconix Brand Group, Inc. (a)	2,091
262	Movado Group, Inc.	6,741

		8,832

	Total Consumer Discretionary	148,327

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.2%
68	Smart & Final Stores, Inc. (a)	1,229
98	SpartanNash Co.	2,125

		3,354

	Food Products — 0.7%
13	Farmer Brothers Co. (a)	407
120	Fresh Del Monte Produce, Inc.	4,673
176	Pinnacle Foods, Inc.	7,456
6	Sanderson Farms, Inc.	473
11	Seneca Foods Corp., Class A (a)	304

		13,313

	Household Products — 0.5%
673	Central Garden & Pet Co., Class A (a)	9,154

	Tobacco — 1.0%
304	Universal Corp.	17,071

	Total Consumer Staples	42,892

	Energy — 3.9%
	Energy Equipment & Services — 1.5%
46	Archrock, Inc.	348
142	Atwood Oceanics, Inc.	1,450
124	Geospace Technologies Corp. (a)	1,750
534	Gulfmark Offshore, Inc., Class A (a)	2,493
859	Helix Energy Solutions Group, Inc. (a)	4,518
2,962	Key Energy Services, Inc. (a)	1,428
98	North Atlantic Drilling Ltd., (Norway) (a)	242
359	Parker Drilling Co. (a)	654
1,521	Pioneer Energy Services Corp. (a)	3,299
140	SEACOR Holdings, Inc. (a)	7,379
309	Unit Corp. (a)	3,769

		27,330

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.4%
5	Adams Resources & Energy, Inc.	188
107	Alon USA Energy, Inc.	1,582
346	Approach Resources, Inc. (a)	637
2,546	Bill Barrett Corp. (a)	10,006
248	Frontline Ltd., (Bermuda)	741
434	Gastar Exploration, Inc. (a)	568
480	Halcon Resources Corp. (a)	604
269	Jones Energy, Inc., Class A (a)	1,034
987	Penn Virginia Corp. (a)	297
313	REX American Resources Corp. (a)	16,946
1,063	Rex Energy Corp. (a)	1,116
1,794	Stone Energy Corp. (a)	7,696
844	Triangle Petroleum Corp. (a)	650

		42,065

	Total Energy	69,395

	Financials — 40.9%
	Banks — 17.1%
126	1st Source Corp.	3,877
7	American National Bankshares, Inc.	184
75	BancFirst Corp.	4,373
435	BancorpSouth, Inc.	10,433
190	Bank of Hawaii Corp.	11,976
72	Banner Corp.	3,288
411	BBCN Bancorp, Inc.	7,081
270	Capital Bank Financial Corp., Class A	8,644
97	Cascade Bancorp (a)	587
240	Cathay General Bancorp	7,522
564	Central Pacific Financial Corp.	12,408
10	Century Bancorp, Inc., Class A	417
84	Chemical Financial Corp.	2,882
22	Citizens & Northern Corp.	470
168	City Holding Co.	7,686
114	CoBiz Financial, Inc.	1,526
63	Columbia Banking System, Inc.	2,059
158	Community Bank System, Inc.	6,307
142	Community Trust Bancorp, Inc.	4,980
196	Customers Bancorp, Inc. (a)	5,322
14	East West Bancorp, Inc.	596
81	Financial Institutions, Inc.	2,268
35	First Bancorp	660
1,486	First BanCorp, (Puerto Rico) (a)	4,831
154	First Busey Corp.	3,169
10	First Citizens BancShares, Inc., Class A	2,504
1,414	First Commonwealth Financial Corp.	12,820
54	First Community Bancshares, Inc.	1,004

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
126	First Financial Bancorp	2,275
88	First Financial Bankshares, Inc.	2,658
103	First Interstate BancSystem, Inc., Class A	2,994
170	Flushing Financial Corp.	3,679
542	FNB Corp.	7,225
343	Fulton Financial Corp.	4,466
247	Glacier Bancorp, Inc.	6,553
43	Great Southern Bancorp, Inc.	1,937
30	Guaranty Bancorp	503
387	Hancock Holding Co.	9,744
63	Heartland Financial USA, Inc.	1,973
28	Heritage Financial Corp.	534
1,057	Investors Bancorp, Inc.	13,149
72	Lakeland Bancorp, Inc.	846
32	Lakeland Financial Corp.	1,511
195	MainSource Financial Group, Inc.	4,454
69	Metro Bancorp, Inc.	2,153
55	National Penn Bancshares, Inc.	673
655	OFG Bancorp, (Puerto Rico)	4,797
91	Pacific Continental Corp.	1,357
181	PacWest Bancorp	7,805
21	Preferred Bank	677
23	Republic Bancorp, Inc., Class A	602
26	S&T Bancorp, Inc.	786
20	Sierra Bancorp	349
16	Simmons First National Corp., Class A	822
21	Southside Bancshares, Inc.	496
142	Southwest Bancorp, Inc.	2,473
67	State Bank Financial Corp.	1,407
15	Stock Yards Bancorp, Inc.	556
20	Suffolk Bancorp	573
513	TCF Financial Corp.	7,244
46	Tompkins Financial Corp.	2,583
30	TriState Capital Holdings, Inc. (a)	417
168	Trustmark Corp.	3,859
218	UMB Financial Corp.	10,143
687	Umpqua Holdings Corp.	10,918
468	Union Bankshares Corp.	11,807
88	Valley National Bancorp	867
44	Washington Trust Bancorp, Inc.	1,751
130	Webster Financial Corp.	4,835
18	WesBanco, Inc.	526
46	West Bancorporation, Inc.	909
400	Westamerica Bancorporation	18,709
18	Western Alliance Bancorp (a)	654

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
722	Wilshire Bancorp, Inc.	8,333

		303,456

	Capital Markets — 0.9%
117	Arlington Asset Investment Corp., Class A	1,542
841	Cowen Group, Inc., Class A (a)	3,221
26	INTL. FCStone, Inc. (a)	877
190	Investment Technology Group, Inc.	3,239
78	Janus Capital Group, Inc.	1,096
415	KCG Holdings, Inc., Class A (a)	5,109
65	Oppenheimer Holdings, Inc., Class A	1,133

		16,217

	Consumer Finance — 0.5%
181	Cash America International, Inc.	5,433
128	Nelnet, Inc., Class A	4,304

		9,737

	Diversified Financial Services — 0.0% (g)
38	Marlin Business Services Corp.	605

	Insurance — 5.0%
90	American Equity Investment Life Holding Co.	2,158
40	Arch Capital Group Ltd., (Bermuda) (a)	2,765
143	Argo Group International Holdings Ltd., (Bermuda)	8,569
1,077	CNO Financial Group, Inc.	20,550
13	Global Indemnity plc, (Ireland) (a)	389
85	Hallmark Financial Services (a)	994
273	Horace Mann Educators Corp.	9,045
45	Kemper Corp.	1,684
106	Maiden Holdings Ltd., (Bermuda)	1,585
42	Navigators Group, Inc. (The) (a)	3,560
127	Primerica, Inc.	5,974
204	ProAssurance Corp.	9,905
74	StanCorp Financial Group, Inc.	8,450
367	Symetra Financial Corp.	11,672
20	United Fire Group, Inc.	766

		88,066

	Real Estate Investment Trusts (REITs) — 13.4%
109	AG Mortgage Investment Trust, Inc.	1,400
27	American Assets Trust, Inc.	1,024
228	Apartment Investment & Management Co., Class A	9,143
50	ARMOUR Residential REIT, Inc.	1,084
111	Ashford Hospitality Prime, Inc.	1,604
761	Ashford Hospitality Trust, Inc.	4,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
1,261	Capstead Mortgage Corp.	11,020
487	CBL & Associates Properties, Inc.	6,029
319	Cedar Realty Trust, Inc.	2,256
267	CoreSite Realty Corp.	15,139
581	CubeSmart	17,796
9	CyrusOne, Inc.	345
2,354	CYS Investments, Inc.	16,785
554	DCT Industrial Trust, Inc.	20,711
370	DiamondRock Hospitality Co.	3,568
81	DuPont Fabros Technology, Inc.	2,562
102	Education Realty Trust, Inc.	3,857
88	EPR Properties	5,114
824	FelCor Lodging Trust, Inc.	6,018
146	First Industrial Realty Trust, Inc.	3,233
566	First Potomac Realty Trust	6,457
188	Franklin Street Properties Corp.	1,948
169	Getty Realty Corp.	2,891
85	Gladstone Commercial Corp.	1,236
529	Government Properties Income Trust	8,397
562	Gramercy Property Trust	4,341
252	Hatteras Financial Corp.	3,319
68	Highwoods Properties, Inc.	2,952
185	Hospitality Properties Trust	4,833
92	LaSalle Hotel Properties	2,317
115	LTC Properties, Inc.	4,940
148	Mack-Cali Realty Corp.	3,446
17	Mid-America Apartment Communities, Inc.	1,514
271	Monogram Residential Trust, Inc.	2,643
149	Pebblebrook Hotel Trust	4,178
348	Pennsylvania Real Estate Investment Trust	7,611
354	Potlatch Corp.	10,699
98	PS Business Parks, Inc.	8,533
1,097	RAIT Financial Trust	2,962
14	Saul Centers, Inc.	708
75	Silver Bay Realty Trust Corp.	1,176
507	Sunstone Hotel Investors, Inc.	6,331
16	Taubman Centers, Inc.	1,220
90	Urstadt Biddle Properties, Inc., Class A	1,739
284	Washington Real Estate Investment Trust	7,677
7	WP Glimcher, Inc.	74

		237,632

	Real Estate Management & Development — 1.2%
238	Alexander & Baldwin, Inc.	8,400
541	Forestar Group, Inc. (a)	5,920

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Real Estate Management & Development — continued
—	(h)	RMR Group, Inc.(The), Class A (a)	—	(h)
379		St. Joe Co. (The) (a)	7,012

			21,332

		Thrifts & Mortgage Finance — 2.8%
28		BankFinancial Corp.	352
682		Beneficial Bancorp, Inc. (a)	9,085
87		Brookline Bancorp, Inc.	1,004
304		Charter Financial Corp.	4,015
31		Fox Chase Bancorp, Inc.	635
23		Kearny Financial Corp.	290
382		Meridian Bancorp, Inc.	5,388
120		MGIC Investment Corp. (a)	1,056
686		Northfield Bancorp, Inc.	10,926
65		OceanFirst Financial Corp.	1,308
105		Oritani Financial Corp.	1,732
18		Territorial Bancorp, Inc.	510
113		United Financial Bancorp, Inc.	1,449
306		Walker & Dunlop, Inc. (a)	8,822
42		Waterstone Financial, Inc.	585
89		WSFS Financial Corp.	2,864

			50,021

		Total Financials	727,066

		Health Care — 5.2%
		Biotechnology — 1.2%
8		Applied Genetic Technologies Corp. (a)	169
40		Ardelyx, Inc. (a)	721
9		Avalanche Biotechnologies, Inc. (a)	89
48		Cara Therapeutics, Inc. (a)	813
20		Dicerna Pharmaceuticals, Inc. (a)	240
15		Epizyme, Inc. (a)	244
2,051		Idera Pharmaceuticals, Inc. (a)	6,337
17		Immune Design Corp. (a)	345
52		Insmed, Inc. (a)	942
7		Karyopharm Therapeutics, Inc. (a)	91
18		MacroGenics, Inc. (a)	545
91		NantKwest, Inc. (a)	1,572
52		Radius Health, Inc. (a)	3,169
6		Sage Therapeutics, Inc. (a)	356
92		Seres Therapeutics, Inc. (a)	3,235
14		Ultragenyx Pharmaceutical, Inc. (a)	1,593
43		Verastem, Inc. (a)	80
17		Zafgen, Inc. (a)	108

			20,649

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.3%
46	Halyard Health, Inc. (a)	1,547
47	Inogen, Inc. (a)	1,876
155	Meridian Bioscience, Inc.	3,187
83	Orthofix International N.V., (Curacao) (a)	3,238
347	Quidel Corp. (a)	7,350
187	Rockwell Medical, Inc. (a)	1,910
225	SurModics, Inc. (a)	4,563

		23,671

	Health Care Providers & Services — 2.2%
126	Addus HomeCare Corp. (a)	2,940
149	Alliance HealthCare Services, Inc. (a)	1,365
28	Amsurg Corp. (a)	2,090
146	Centene Corp. (a)	9,602
574	Cross Country Healthcare, Inc. (a)	9,406
105	Five Star Quality Care, Inc. (a)	333
293	Surgical Care Affiliates, Inc. (a)	11,661
80	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,915

		39,312

	Life Sciences Tools & Services — 0.1%
118	Affymetrix, Inc. (a)	1,192

	Pharmaceuticals — 0.4%
99	Amphastar Pharmaceuticals, Inc. (a)	1,405
121	Medicines Co. (The) (a)	4,518
30	Revance Therapeutics, Inc. (a)	1,021

		6,944

	Total Health Care	91,768

	Industrials — 13.1%
	Aerospace & Defense — 1.8%
579	AAR Corp.	15,219
578	DigitalGlobe, Inc. (a)	9,056
100	Moog, Inc., Class A (a)	6,066
18	National Presto Industries, Inc.	1,500

		31,841

	Air Freight & Logistics — 0.6%
243	Atlas Air Worldwide Holdings, Inc. (a)	10,046

	Airlines — 0.4%
97	Alaska Air Group, Inc.	7,825

	Building Products — 0.5%
392	Gibraltar Industries, Inc. (a)	9,980

	Commercial Services & Supplies — 2.1%
1,690	ACCO Brands Corp. (a)	12,052

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
97	Ennis, Inc.	1,871
291	Essendant, Inc.	9,470
530	Quad/Graphics, Inc.	4,927
405	West Corp.	8,745

		37,065

	Construction & Engineering — 1.6%
216	Argan, Inc.	7,011
163	Comfort Systems USA, Inc.	4,635
355	EMCOR Group, Inc.	17,069

		28,715

	Electrical Equipment — 0.3%
218	General Cable Corp.	2,921
164	LSI Industries, Inc.	1,998

		4,919

	Machinery — 2.4%
95	Accuride Corp. (a)	159
111	AGCO Corp.	5,020
312	Briggs & Stratton Corp.	5,401
413	Douglas Dynamics, Inc.	8,702
232	Federal Signal Corp.	3,677
75	Hurco Cos., Inc.	1,987
80	Hyster-Yale Materials Handling, Inc.	4,201
153	Kadant, Inc.	6,213
342	Mueller Water Products, Inc., Class A	2,943
215	Wabash National Corp. (a)	2,539
24	Watts Water Technologies, Inc., Class A	1,197

		42,039

	Marine — 0.4%
152	Matson, Inc.	6,488

	Professional Services — 1.9%
253	Barrett Business Services, Inc.	10,998
457	FTI Consulting, Inc. (a)	15,826
172	RPX Corp. (a)	1,896
76	VSE Corp.	4,695

		33,415

	Road & Rail — 0.7%
5	AMERCO	2,025
250	ArcBest Corp.	5,343
58	PAM Transportation Services, Inc. (a)	1,604
187	USA Truck, Inc. (a)	3,255

		12,227

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.4%
150	DXP Enterprises, Inc. (a)	3,417
149	MRC Global, Inc. (a)	1,917
162	Titan Machinery, Inc. (a)	1,771

		7,105

	Total Industrials	231,665

	Information Technology — 12.4%
	Communications Equipment — 1.9%
242	Black Box Corp.	2,307
175	Comtech Telecommunications Corp.	3,510
219	InterDigital, Inc.	10,730
186	NETGEAR, Inc. (a)	7,787
795	Polycom, Inc. (a)	10,014

		34,348

	Electronic Equipment, Instruments & Components — 2.8%
574	Benchmark Electronics, Inc. (a)	11,860
109	Checkpoint Systems, Inc.	684
64	Coherent, Inc. (a)	4,134
441	Insight Enterprises, Inc. (a)	11,078
71	Sanmina Corp. (a)	1,455
176	Tech Data Corp. (a)	11,690
753	Vishay Intertechnology, Inc.	9,068

		49,969

	Internet Software & Services — 0.9%
603	Bazaarvoice, Inc. (a)	2,639
48	Benefitfocus, Inc. (a)	1,754
431	Blucora, Inc. (a)	4,223
722	EarthLink Holdings Corp.	5,361
443	Monster Worldwide, Inc. (a)	2,540

		16,517

	IT Services — 1.3%
433	Convergys Corp.	10,767
40	EVERTEC, Inc., (Puerto Rico)	670
87	ModusLink Global Solutions, Inc. (a)	214
145	Sykes Enterprises, Inc. (a)	4,454
545	Unisys Corp. (a)	6,020

		22,125

	Semiconductors & Semiconductor Equipment — 2.7%
306	Advanced Energy Industries, Inc. (a)	8,638
38	Alpha & Omega Semiconductor Ltd. (a)	350
869	Amkor Technology, Inc. (a)	5,283
482	Cohu, Inc.	5,813
969	Cypress Semiconductor Corp. (a)	9,506

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
120	First Solar, Inc. (a)	7,899
386	FormFactor, Inc. (a)	3,470
153	IXYS Corp.	1,936
87	Ultra Clean Holdings, Inc. (a)	445
784	Xcerra Corp. (a)	4,742

		48,082

	Software — 2.8%
133	Aspen Technology, Inc. (a)	5,015
437	EnerNOC, Inc. (a)	1,683
74	Fair Isaac Corp.	6,988
898	Rovi Corp. (a)	14,964
582	Take-Two Interactive Software, Inc. (a)	20,287

		48,937

	Total Information Technology	219,978

	Materials — 3.0%
	Chemicals — 0.6%
564	Intrepid Potash, Inc. (a)	1,664
20	KMG Chemicals, Inc.	454
21	Minerals Technologies, Inc.	954
259	Olin Corp.	4,470
346	Rayonier Advanced Materials, Inc.	3,385

		10,927

	Containers & Packaging — 0.6%
733	Graphic Packaging Holding Co.	9,407
64	Myers Industries, Inc.	847

		10,254

	Metals & Mining — 0.9%
793	Cliffs Natural Resources, Inc. (a)	1,252
423	Schnitzer Steel Industries, Inc., Class A	6,072
272	Worthington Industries, Inc.	8,183

		15,507

	Paper & Forest Products — 0.9%
147	Domtar Corp., (Canada)	5,428
254	Schweitzer-Mauduit International, Inc.	10,644

		16,072

	Total Materials	52,760

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
2,272	Cincinnati Bell, Inc. (a)	8,179
38	FairPoint Communications, Inc. (a)	612
244	Intelsat S.A., (Luxembourg) (a)	1,015

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
105	Windstream Holdings, Inc.	674

		10,480

	Wireless Telecommunication Services — 0.0% (g)
40	Spok Holdings, Inc.	738

	Total Telecommunication Services	11,218

	Utilities — 7.1%
	Electric Utilities — 2.1%
345	El Paso Electric Co.	13,298
165	PNM Resources, Inc.	5,044
444	Portland General Electric Co.	16,152
25	Spark Energy, Inc., Class A	522
60	Unitil Corp.	2,153

		37,169

	Gas Utilities — 2.3%
99	AGL Resources, Inc.	6,298
36	Chesapeake Utilities Corp.	2,018
207	Laclede Group, Inc. (The)	12,280
166	Northwest Natural Gas Co.	8,411
53	Piedmont Natural Gas Co., Inc.	3,028
175	Southwest Gas Corp.	9,636

		41,671

	Independent Power & Renewable Electricity Producers — 0.5%
2,285	Atlantic Power Corp.	4,501
135	Ormat Technologies, Inc.	4,916

		9,417

	Multi-Utilities — 1.6%
400	Avista Corp.	14,162
251	NorthWestern Corp.	13,600

		27,762

	Water Utilities — 0.6%
187	American States Water Co.	7,857
129	California Water Service Group	3,007

		10,864

	Total Utilities	126,883

	Total Common Stocks (Cost $1,651,949)	1,721,952

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
3	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
64,608	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $64,608)	64,608

	Total Investments — 100.6% (Cost $1,716,557)	1,786,560
	Liabilities in Excess of Other Assets — (0.6)% (c)	(10,822)

	NET ASSETS — 100.0%	$1,775,738

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
539	E-mini Russell 2000	03/18/16	USD	$60,988	$780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 12.9%
	Auto Components — 2.1%
32	American Axle & Manufacturing Holdings, Inc. (a)	608
357	Cooper Tire & Rubber Co.	13,497
98	Dana Holding Corp.	1,358
280	Stoneridge, Inc. (a)	4,147
117	Tower International, Inc.	3,354

		22,964

	Distributors — 0.0% (g)
39	VOXX International Corp. (a)	207

	Diversified Consumer Services — 2.2%
198	Houghton Mifflin Harcourt Co. (a)	4,304
80	K12, Inc. (a)	701
636	Regis Corp. (a)	9,004
171	Strayer Education, Inc. (a)	10,268

		24,277

	Hotels, Restaurants & Leisure — 3.2%
73	Bloomin’ Brands, Inc.	1,238
62	Bob Evans Farms, Inc.	2,409
32	Boyd Gaming Corp. (a)	626
138	Bravo Brio Restaurant Group, Inc. (a)	1,245
8	DineEquity, Inc.	669
510	Isle of Capri Casinos, Inc. (a)	7,101
108	Jack in the Box, Inc.	8,315
236	Ruby Tuesday, Inc. (a)	1,298
323	Sonic Corp.	10,433
73	Speedway Motorsports, Inc.	1,510

		34,844

	Household Durables — 0.6%
44	CSS Industries, Inc.	1,249
72	Leggett & Platt, Inc.	3,038
52	NACCO Industries, Inc., Class A	2,203

		6,490

	Leisure Products — 0.2%
129	Nautilus, Inc. (a)	2,160

	Media — 1.0%
65	Nexstar Broadcasting Group, Inc., Class A	3,786
237	Sinclair Broadcast Group, Inc., Class A	7,719

		11,505

	Multiline Retail — 0.9%
115	Big Lots, Inc.	4,428
89	Dillard’s, Inc., Class A	5,875

		10,303

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.5%
181	Abercrombie & Fitch Co., Class A	4,887
224	Children’s Place, Inc. (The)	12,348
63	Guess?, Inc.	1,186
46	Kirkland’s, Inc.	664
220	Outerwall, Inc.	8,046

		27,131

	Textiles, Apparel & Luxury Goods — 0.2%
80	Movado Group, Inc.	2,062

	Total Consumer Discretionary	141,943

	Consumer Staples — 2.7%
	Food & Staples Retailing — 0.4%
77	Ingles Markets, Inc., Class A	3,394
24	Smart & Final Stores, Inc. (a)	437

		3,831

	Food Products — 1.5%
63	B&G Foods, Inc.	2,203
220	Dean Foods Co.	3,775
141	Pilgrim’s Pride Corp.	3,106
103	Pinnacle Foods, Inc.	4,356
38	Sanderson Farms, Inc.	2,946
17	Seneca Foods Corp., Class A (a)	492

		16,878

	Personal Products — 0.6%
15	Herbalife Ltd. (a)	810
11	Medifast, Inc.	346
46	USANA Health Sciences, Inc. (a)	5,864

		7,020

	Tobacco — 0.2%
44	Universal Corp.	2,445

	Total Consumer Staples	30,174

	Energy — 2.9%
	Energy Equipment & Services — 0.9%
54	Archrock, Inc.	404
115	Basic Energy Services, Inc. (a)	309
13	Exterran Corp. (a)	202
331	Gulfmark Offshore, Inc., Class A (a)	1,545
760	Key Energy Services, Inc. (a)	367
266	Parker Drilling Co. (a)	485
224	Pioneer Energy Services Corp. (a)	485
91	SEACOR Holdings, Inc. (a)	4,793
103	Unit Corp. (a)	1,253

		9,843

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.0%
15	Adams Resources & Energy, Inc.	580
71	Alon USA Energy, Inc.	1,055
900	Bill Barrett Corp. (a)	3,536
250	Penn Virginia Corp. (a)	75
51	Renewable Energy Group, Inc. (a)	473
221	REX American Resources Corp. (a)	11,928
338	Rex Energy Corp. (a)	355
581	Stone Energy Corp. (a)	2,493
33	Western Refining, Inc.	1,179

		21,674

	Total Energy	31,517

	Financials — 23.1%
	Banks — 7.9%
48	1st Source Corp.	1,481
70	BancFirst Corp.	4,074
185	BancorpSouth, Inc.	4,429
44	Banner Corp.	1,999
61	BBCN Bancorp, Inc.	1,043
190	Capital Bank Financial Corp., Class A	6,076
72	Cathay General Bancorp	2,265
337	Central Pacific Financial Corp.	7,412
28	Chemical Financial Corp.	970
19	Citizens & Northern Corp.	397
46	City Holding Co.	2,095
49	CoBiz Financial, Inc.	659
312	CVB Financial Corp.	5,271
4	East West Bancorp, Inc.	163
421	First Commonwealth Financial Corp.	3,815
7	First Financial Bancorp	125
25	First Interstate BancSystem, Inc., Class A	730
61	Flushing Financial Corp.	1,329
114	FNB Corp.	1,517
78	Fulton Financial Corp.	1,010
18	Great Western Bancorp, Inc.	525
31	Guaranty Bancorp	504
203	Investors Bancorp, Inc.	2,520
25	MainSource Financial Group, Inc.	561
51	National Penn Bancshares, Inc.	631
200	OFG Bancorp, (Puerto Rico)	1,460
49	PacWest Bancorp	2,129
21	Sierra Bancorp	367
29	Simmons First National Corp., Class A	1,510
13	Southside Bancshares, Inc.	320
41	Southwest Bancorp, Inc.	710
97	Suffolk Bancorp	2,741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
186	TCF Financial Corp.	2,625
28	UMB Financial Corp.	1,317
261	Union Bankshares Corp.	6,580
17	Webster Financial Corp.	636
72	West Bancorporation, Inc.	1,426
255	Westamerica Bancorporation	11,903
148	Wilshire Bancorp, Inc.	1,705

		87,030

	Capital Markets — 0.7%
41	Arlington Asset Investment Corp., Class A	544
372	Cowen Group, Inc., Class A (a)	1,424
27	Federated Investors, Inc., Class B	759
9	INTL. FCStone, Inc. (a)	314
151	Investment Technology Group, Inc.	2,577
138	KCG Holdings, Inc., Class A (a)	1,699

		7,317

	Consumer Finance — 0.5%
47	Cash America International, Inc.	1,393
8	Credit Acceptance Corp. (a)	1,734
61	Nelnet, Inc., Class A	2,034

		5,161

	Diversified Financial Services — 0.6%
60	MarketAxess Holdings, Inc.	6,740

	Insurance — 2.3%
13	Ambac Financial Group, Inc. (a)	189
180	American Equity Investment Life Holding Co.	4,318
21	Aspen Insurance Holdings Ltd., (Bermuda)	1,005
331	CNO Financial Group, Inc.	6,317
24	First American Financial Corp.	872
17	Global Indemnity plc, (Ireland) (a)	493
90	Kemper Corp.	3,341
40	Navigators Group, Inc. (The) (a)	3,423
44	Primerica, Inc.	2,059
63	ProAssurance Corp.	3,053
1	RenaissanceRe Holdings Ltd., (Bermuda)	60
11	Stewart Information Services Corp.	426

		25,556

	Real Estate Investment Trusts (REITs) — 7.5%
80	American Assets Trust, Inc.	3,060
11	Armada Hoffler Properties, Inc.	118
10	Ashford Hospitality Prime, Inc.	143
34	Ashford Hospitality Trust, Inc.	215
44	BioMed Realty Trust, Inc.	1,033

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
633	Capstead Mortgage Corp.	5,534
87	CBL & Associates Properties, Inc.	1,080
242	CoreSite Realty Corp.	13,704
22	Cousins Properties, Inc.	211
1,220	CYS Investments, Inc.	8,699
41	DCT Industrial Trust, Inc.	1,538
85	DiamondRock Hospitality Co.	821
48	EastGroup Properties, Inc.	2,658
51	EPR Properties	2,993
31	Equity LifeStyle Properties, Inc.	2,040
81	FelCor Lodging Trust, Inc.	593
43	First Industrial Realty Trust, Inc.	947
74	Franklin Street Properties Corp.	765
17	Gladstone Commercial Corp.	245
81	Government Properties Income Trust	1,279
107	Gramercy Property Trust	824
149	Hersha Hospitality Trust	3,251
87	Hospitality Properties Trust	2,283
137	LTC Properties, Inc.	5,902
77	Mack-Cali Realty Corp.	1,798
76	Monogram Residential Trust, Inc.	737
32	National Retail Properties, Inc.	1,290
85	Pennsylvania Real Estate Investment Trust	1,865
46	Post Properties, Inc.	2,704
158	Potlatch Corp.	4,763
15	PS Business Parks, Inc.	1,329
41	RAIT Financial Trust	111
158	Ramco-Gershenson Properties Trust	2,616
34	RLJ Lodging Trust	733
42	Saul Centers, Inc.	2,143
19	Silver Bay Realty Trust Corp.	301
27	Summit Hotel Properties, Inc.	327
28	Taubman Centers, Inc.	2,171

		82,824

	Real Estate Management & Development — 0.9%
110	Alexander & Baldwin, Inc.	3,898
553	Forestar Group, Inc. (a)	6,047
17	St. Joe Co. (The) (a)	311

		10,256

	Thrifts & Mortgage Finance — 2.7%
21	Astoria Financial Corp.	330
16	BankFinancial Corp.	197
75	Beneficial Bancorp, Inc. (a)	1,000
17	Capitol Federal Financial, Inc.	211

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
72	Charter Financial Corp.	947
513	Meridian Bancorp, Inc.	7,233
189	MGIC Investment Corp. (a)	1,672
182	NMI Holdings, Inc., Class A (a)	1,233
584	Northfield Bancorp, Inc.	9,299
57	OceanFirst Financial Corp.	1,142
132	Oritani Financial Corp.	2,185
132	Walker & Dunlop, Inc. (a)	3,814

		29,263

	Total Financials	254,147

	Health Care — 16.9%
	Biotechnology — 6.9%
112	ACADIA Pharmaceuticals, Inc. (a)	3,996
41	Adamas Pharmaceuticals, Inc. (a)	1,158
14	Aduro Biotech, Inc. (a)	402
111	Aegerion Pharmaceuticals, Inc. (a)	1,119
270	Amicus Therapeutics, Inc. (a)	2,619
41	Anacor Pharmaceuticals, Inc. (a)	4,677
8	Applied Genetic Technologies Corp. (a)	153
30	Ardelyx, Inc. (a)	536
319	Arrowhead Research Corp. (a)	1,962
50	Atara Biotherapeutics, Inc. (a)	1,313
166	aTyr Pharma, Inc. (a)	1,632
41	Avalanche Biotechnologies, Inc. (a)	387
78	Bellicum Pharmaceuticals, Inc. (a)	1,585
40	Blueprint Medicines Corp. (a)	1,040
36	Cara Therapeutics, Inc. (a)	614
68	ChemoCentryx, Inc. (a)	552
52	Chiasma, Inc. (a)	1,022
36	Chimerix, Inc. (a)	321
69	Coherus Biosciences, Inc. (a)	1,577
20	Dicerna Pharmaceuticals, Inc. (a)	231
17	Dimension Therapeutics, Inc. (a)	195
96	Edge Therapeutics, Inc. (a)	1,203
80	FibroGen, Inc. (a)	2,428
94	Flexion Therapeutics, Inc. (a)	1,806
80	Global Blood Therapeutics, Inc. (a)	2,596
77	Heron Therapeutics, Inc. (a)	2,043
66	Immune Design Corp. (a)	1,323
180	Infinity Pharmaceuticals, Inc. (a)	1,414
89	Karyopharm Therapeutics, Inc. (a)	1,175
8	Kite Pharma, Inc. (a)	481
59	MacroGenics, Inc. (a)	1,824
127	Merrimack Pharmaceuticals, Inc. (a)	999
61	Mirati Therapeutics, Inc. (a)	1,928

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
77	Neurocrine Biosciences, Inc. (a)	4,373
126	Nivalis Therapeutics, Inc. (a)	976
39	Ophthotech Corp. (a)	3,055
438	Orexigen Therapeutics, Inc. (a)	754
72	Prothena Corp. plc, (Ireland) (a)	4,884
95	PTC Therapeutics, Inc. (a)	3,081
52	Sage Therapeutics, Inc. (a)	3,055
40	Seres Therapeutics, Inc. (a)	1,418
33	Spark Therapeutics, Inc. (a)	1,504
608	Synergy Pharmaceuticals, Inc. (a)	3,449
79	Tokai Pharmaceuticals, Inc. (a)	690
63	Trius Therapeutics, Inc. (a)	—	(h)
9	Ultragenyx Pharmaceutical, Inc. (a)	1,010
51	Versartis, Inc. (a)	633
61	Xencor, Inc. (a)	895
11	Zafgen, Inc. (a)	69

		76,157

	Health Care Equipment & Supplies — 4.1%
21	CONMED Corp.	943
174	Inogen, Inc. (a)	6,968
67	LivaNova plc, (United Kingdom) (a)	3,972
47	NuVasive, Inc. (a)	2,543
237	Orthofix International N.V., (Curacao) (a)	9,299
8	Penumbra, Inc. (a)	441
457	Quidel Corp. (a)	9,688
246	SurModics, Inc. (a)	4,993
19	Utah Medical Products, Inc.	1,083
230	Wright Medical Group N.V., (Netherlands) (a)	5,549

		45,479

	Health Care Providers & Services — 3.9%
171	Addus HomeCare Corp. (a)	3,976
24	Adeptus Health, Inc., Class A (a)	1,287
200	Alliance HealthCare Services, Inc. (a)	1,836
31	Amsurg Corp. (a)	2,318
119	Centene Corp. (a)	7,832
474	Cross Country Healthcare, Inc. (a)	7,771
62	Landauer, Inc.	2,041
84	Molina Healthcare, Inc. (a)	5,069
251	Surgical Care Affiliates, Inc. (a)	9,980
36	Teladoc, Inc. (a)	648

		42,758

	Health Care Technology — 0.2%
209	HMS Holdings Corp. (a)	2,575

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.4%
55	Affymetrix, Inc. (a)	556
56	PAREXEL International Corp. (a)	3,835

		4,391

	Pharmaceuticals — 1.4%
77	Amphastar Pharmaceuticals, Inc. (a)	1,097
69	Axsome Therapeutics, Inc. (a)	631
233	BioDelivery Sciences International, Inc. (a)	1,118
134	Flex Pharma, Inc. (a)	1,671
47	Pacira Pharmaceuticals, Inc. (a)	3,624
84	Prestige Brands Holdings, Inc. (a)	4,304
58	Relypsa, Inc. (a)	1,635
24	Revance Therapeutics, Inc. (a)	827

		14,907

	Total Health Care	186,267

	Industrials — 12.3%
	Aerospace & Defense — 1.6%
367	AAR Corp.	9,648
333	DigitalGlobe, Inc. (a)	5,215
52	Moog, Inc., Class A (a)	3,176

		18,039

	Air Freight & Logistics — 0.2%
62	Atlas Air Worldwide Holdings, Inc. (a)	2,580

	Airlines — 1.0%
112	Alaska Air Group, Inc.	9,033
72	Hawaiian Holdings, Inc. (a)	2,555

		11,588

	Building Products — 0.6%
175	Continental Building Products, Inc. (a)	3,048
146	Gibraltar Industries, Inc. (a)	3,717

		6,765

	Commercial Services & Supplies — 2.6%
1,078	ACCO Brands Corp. (a)	7,686
89	Deluxe Corp.	4,876
199	Ennis, Inc.	3,837
268	Essendant, Inc.	8,709
167	West Corp.	3,604

		28,712

	Construction & Engineering — 1.2%
116	Argan, Inc.	3,765
186	EMCOR Group, Inc.	8,935

		12,700

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 0.3%
304	Sunrun, Inc. (a)	3,576

	Machinery — 1.7%
38	Blount International, Inc. (a)	373
274	Briggs & Stratton Corp.	4,731
314	Douglas Dynamics, Inc.	6,622
46	Hurco Cos., Inc.	1,214
19	Hyster-Yale Materials Handling, Inc.	1,002
103	Kadant, Inc.	4,167
8	Watts Water Technologies, Inc., Class A	392

		18,501

	Marine — 0.9%
229	Matson, Inc.	9,745

	Professional Services — 1.0%
156	Barrett Business Services, Inc.	6,794
17	CRA International, Inc. (a)	315
58	VSE Corp.	3,576

		10,685

	Road & Rail — 0.7%
97	ArcBest Corp.	2,071
20	PAM Transportation Services, Inc. (a)	563
103	Swift Transportation Co. (a)	1,418
182	USA Truck, Inc. (a)	3,172

		7,224

	Trading Companies & Distributors — 0.5%
63	Applied Industrial Technologies, Inc.	2,547
126	DXP Enterprises, Inc. (a)	2,863

		5,410

	Total Industrials	135,525

	Information Technology — 18.8%
	Communications Equipment — 3.2%
495	Harmonic, Inc. (a)	2,014
257	InterDigital, Inc.	12,584
36	NETGEAR, Inc. (a)	1,525
97	Plantronics, Inc.	4,585
710	Polycom, Inc. (a)	8,943
171	Ubiquiti Networks, Inc. (a)	5,413

		35,064

	Electronic Equipment, Instruments & Components — 1.3%
19	Benchmark Electronics, Inc. (a)	399
16	Coherent, Inc. (a)	1,022
89	Insight Enterprises, Inc. (a)	2,238
406	InvenSense, Inc. (a)	4,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
113	Sanmina Corp. (a)	2,332
47	Tech Data Corp. (a)	3,094
81	Vishay Intertechnology, Inc.	977

		14,210

	Internet Software & Services — 2.3%
1,430	Bazaarvoice, Inc. (a)	6,263
191	Blucora, Inc. (a)	1,873
616	EarthLink Holdings Corp.	4,574
16	Instructure, Inc. (a)	331
440	Marchex, Inc., Class B	1,710
90	Match Group, Inc. (a)	1,214
98	Mimecast Ltd., (United Kingdom) (a)	939
71	Web.com Group, Inc. (a)	1,425
116	WebMD Health Corp. (a)	5,607
206	Xactly Corp. (a)	1,754

		25,690

	IT Services — 3.0%
403	Convergys Corp.	10,023
150	CSG Systems International, Inc.	5,411
28	EVERTEC, Inc., (Puerto Rico)	474
45	Heartland Payment Systems, Inc.	4,219
449	ModusLink Global Solutions, Inc. (a)	1,113
40	MoneyGram International, Inc. (a)	250
107	Science Applications International Corp.	4,898
452	Unisys Corp. (a)	4,995
40	Vantiv, Inc., Class A (a)	1,916

		33,299

	Semiconductors & Semiconductor Equipment — 2.8%
167	Advanced Energy Industries, Inc. (a)	4,706
475	Cohu, Inc.	5,738
63	First Solar, Inc. (a)	4,151
253	Integrated Device Technology, Inc. (a)	6,672
248	Intersil Corp., Class A	3,161
271	PMC-Sierra, Inc. (a)	3,152
48	Tessera Technologies, Inc.	1,440
190	Xcerra Corp. (a)	1,151

		30,171

	Software — 6.2%
158	ACI Worldwide, Inc. (a)	3,371
386	Aspen Technology, Inc. (a)	14,579
163	AVG Technologies N.V., (Netherlands) (a)	3,258
112	Barracuda Networks, Inc. (a)	2,094
241	EnerNOC, Inc. (a)	926

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
67	Fair Isaac Corp.	6,272
28	Manhattan Associates, Inc. (a)	1,833
179	Mentor Graphics Corp.	3,295
30	Progress Software Corp. (a)	713
59	Rapid7, Inc. (a)	897
788	Rovi Corp. (a)	13,120
435	Take-Two Interactive Software, Inc. (a)	15,148
116	VASCO Data Security International, Inc. (a)	1,941
179	Zix Corp. (a)	907

		68,354

	Total Information Technology	206,788

	Materials — 2.4%
	Chemicals — 1.0%
70	Innophos Holdings, Inc.	2,032
363	Intrepid Potash, Inc. (a)	1,070
94	Minerals Technologies, Inc.	4,292
331	Rayonier Advanced Materials, Inc.	3,244

		10,638

	Containers & Packaging — 0.9%
712	Graphic Packaging Holding Co.	9,138
26	Myers Industries, Inc.	350

		9,488

	Metals & Mining — 0.4%
107	SunCoke Energy, Inc.	371
145	Worthington Industries, Inc.	4,379

		4,750

	Paper & Forest Products — 0.1%
34	Domtar Corp., (Canada)	1,260

	Total Materials	26,136

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
1,521	Cincinnati Bell, Inc. (a)	5,475
275	Ooma, Inc. (a)	1,744
71	Vonage Holdings Corp. (a)	410
228	Windstream Holdings, Inc.	1,469

	Total Telecommunication Services	9,098

	Utilities — 3.7%
	Electric Utilities — 1.0%
87	El Paso Electric Co.	3,361
65	PNM Resources, Inc.	1,972
129	Portland General Electric Co.	4,703
67	Spark Energy, Inc., Class A	1,386

		11,422

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electric Utilities — continued
67		Spark Energy, Inc., Class A	1,386

			11,422

		Gas Utilities — 1.2%
40		AGL Resources, Inc.	2,555
51		Laclede Group, Inc. (The)	3,042
83		New Jersey Resources Corp.	2,749
49		Piedmont Natural Gas Co., Inc.	2,817
44		Southwest Gas Corp.	2,405

			13,568

		Independent Power & Renewable Electricity Producers — 0.6%
1,181		Atlantic Power Corp.	2,327
111		Ormat Technologies, Inc.	4,052

			6,379

		Multi-Utilities — 0.2%
22		Avista Corp.	767
24		NorthWestern Corp.	1,286

			2,053

		Water Utilities — 0.7%
185		American States Water Co.	7,752

		Total Utilities	41,174

		Total Common Stocks (Cost $1,044,690)	1,062,769

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 3.8%
		Investment Company — 3.8%
41,836		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $41,836)	41,836

		Total Investments — 100.3% (Cost $1,086,526)	1,104,605
		Liabilities in Excess of Other Assets — (0.3)% (c)	(3,420)

		NET ASSETS — 100.0%	$1,101,185

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
340	E-mini Russell 2000	03/18/16	USD	$38,471	$444

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares, number of warrants or dollars).
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$388,720	$193,449		$2,817,317
Investments in affiliates, at value	5,297	5,084		140,434

Total investment securities, at value	394,017	198,533		2,957,751
Cash	—	8		—
Deposits at broker for futures contracts	—	115		—
Receivables:
Investment securities sold	382	32		—
Fund shares sold	12,505	316		8,508
Dividends from non-affiliates	205	428		4,137
Dividends from affiliates	1	2		17
Variation margin on futures contracts	—	124		—

Total Assets	407,110	199,558		2,970,413

LIABILITIES:
Payables:
Investment securities purchased	—	539		1,576
Fund shares redeemed	2,202	1,151		43,257
Accrued liabilities:
Investment advisory fees	204	152		1,482
Administration fees	16	—		134
Distribution fees	39	—		174
Shareholder servicing fees	72	109		192
Custodian and accounting fees	14	24		38
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	1
Sub-transfer agent fees	82	202		614
Other	64	32		164

Total Liabilities	2,694	2,209		47,632

Net Assets	$404,416	$197,349		$2,922,781

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$318,805	$107,392	$1,974,647
Accumulated undistributed (distributions in excess of) net investment income	(3,185)	(406)	(72)
Accumulated net realized gains (losses)	665	47,192	40,117
Net unrealized appreciation (depreciation)	88,131	43,171	908,089

Total Net Assets	$404,416	$197,349	$2,922,781

Net Assets:
Class A	$63,178	$—	$749,505
Class C	40,194	—	32,939
Class R2	—	—	2,821
Class R5	—	—	1,197,204
Select Class	301,044	197,349	940,312

Total	$404,416	$197,349	$2,922,781

Outstanding units of beneficial interest (shares)

($0.0001 par value; unlimited number of shares authorized):
Class A	3,169	—	19,412
Class C	2,472	—	1,101
Class R2	—	—	74
Class R5	—	—	27,237
Select Class	13,675	4,278	21,404

Net Asset Value (a):
Class A — Redemption price per share	$19.93	$—	$38.61
Class C — Offering price per share (b)	16.26	—	29.91
Class R2 — Offering and redemption price per share	—	—	38.10
Class R5 — Offering and redemption price per share	—	—	43.95
Select Class — Offering and redemption price per share	22.01	46.13	43.93
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.03	$—	$40.75

Cost of investments in non-affiliates	$300,589	$150,309	$1,909,228
Cost of investments in affiliates	5,297	5,084	140,434

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,098,597	$1,721,952	$1,062,769
Investments in affiliates, at value	16,517	64,608	41,836

Total investment securities, at value	1,115,114	1,786,560	1,104,605
Cash	—	5	2
Deposits at broker for futures contracts	—	3,118	2,062
Receivables:
Investment securities sold	1,005	271	—
Fund shares sold	19,752	1,756	7,961
Dividends from non-affiliates	585	3,856	1,206
Dividends from affiliates	2	9	6

Total Assets	1,136,458	1,795,575	1,115,842

LIABILITIES:
Payables:
Investment securities purchased	—	6,386	5,909
Fund shares redeemed	2,614	11,057	7,396
Variation margin on futures contracts	—	620	391
Accrued liabilities:
Investment advisory fees	612	957	547
Administration fees	73	126	75
Distribution fees	72	162	91
Shareholder servicing fees	12	20	62
Custodian and accounting fees	23	20	21
Trustees’ and Chief Compliance Officer’s fees	3	4	—	(a)
Sub-transfer agent fees	206	331	147
Other	62	154	18

Total Liabilities	3,677	19,837	14,657

Net Assets	$1,132,781	$1,775,738	$1,101,185

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$944,285	$1,703,212	$1,094,595
Accumulated undistributed (distributions in excess of) net investment income	(5,765)	(238)	(55)
Accumulated net realized gains (losses)	(9,803)	1,981	(11,878)
Net unrealized appreciation (depreciation)	204,064	70,783	18,523

Total Net Assets	$1,132,781	$1,775,738	$1,101,185

Net Assets:
Class A	$223,277	$536,711	$238,439
Class C	21,598	42,417	45,645
Class R2	23,575	45,425	28,664
Class R5	—	93,433	—
Class R6	461,756	785,091	98,172
Institutional Class	284,286	—	416,669
Select Class	118,289	272,661	273,596

Total	$1,132,781	$1,775,738	$1,101,185

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	18,772	23,118	15,932
Class C	2,350	2,158	3,150
Class R2	2,030	1,969	1,940
Class R5	—	3,819	—
Class R6	34,763	32,066	6,445
Institutional Class	21,537	—	27,361
Select Class	9,166	11,146	17,939

Net Asset Value (a):
Class A — Redemption price per share	$11.89	$23.22	$14.97
Class C — Offering price per share (b)	9.19	19.66	14.49
Class R2 — Offering and redemption price per share	11.61	23.07	14.78
Class R5 — Offering and redemption price per share	—	24.46	—
Class R6 — Offering and redemption price per share	13.28	24.48	15.23
Institutional Class — Offering and redemption price per share	13.20	—	15.23
Select Class — Offering and redemption price per share	12.90	24.46	15.25
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.55	$24.51	$15.80

Cost of investments in non-affiliates	$894,533	$1,651,949	$1,044,690
Cost of investments in affiliates	16,517	64,608	41,836

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$961	$4,182	$22,569
Dividend income from affiliates	3	8	54

Total investment income	964	4,190	22,623

EXPENSES:
Investment advisory fees	1,473	2,450	10,250
Administration fees	185	308	1,291
Distribution fees:
Class A	85	—	805
Class C	167	—	126
Class R2	—	—	8
Shareholder servicing fees:
Class A	85	—	805
Class C	56	—	42
Class R2	—	—	4
Class R5	—	—	305
Select Class	426	942	1,566
Custodian and accounting fees	18	37	44
Interest expense to affiliates	— (a)	—	— (a)
Professional fees	22	23	43
Trustees’ and Chief Compliance Officer’s fees	3	3	14
Printing and mailing costs	51	34	205
Registration and filing fees	22	17	71
Transfer agent fees (See Note 2.D.)	15	6	43
Sub-transfer agent fees (See Note 2.D.)	129	396	1,869
Other	3	4	14

Total expenses	2,740	4,220	17,505

Less fees waived	(229)	(1,225)	(1,967)
Less expense reimbursements	— (a)	—	—

Net expenses	2,511	2,995	15,538

Net investment income (loss)	(1,547)	1,195	7,085

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	16,555	62,271	90,509
Futures	—	(2,171)	—

Net realized gain (loss)	16,555	60,100	90,509

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(68,813)	(142,098)	(302,240)
Futures	—	399	—

Change in net unrealized appreciation/depreciation	(68,813)	(141,699)	(302,240)

Net realized/unrealized gains (losses)	(52,258)	(81,599)	(211,731)

Change in net assets resulting from operations	$(53,805)	$(80,404)	$(204,646)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,536	$17,850	$7,027
Dividend income from affiliates	13	31	16

Total investment income	2,549	17,881	7,043

EXPENSES:
Investment advisory fees	3,821	5,897	3,130
Administration fees	481	743	427
Distribution fees:
Class A	303	708	293
Class C	89	172	172
Class R2	65	117	62
Shareholder servicing fees:
Class A	303	708	293
Class C	30	58	57
Class R2	32	58	31
Class R5	—	25	—
Institutional Class	136	—	191
Select Class	167	531	326
Custodian and accounting fees	29	50	49
Professional fees	24	25	30
Trustees’ and Chief Compliance Officer’s fees	7	10	4
Printing and mailing costs	42	117	38
Registration and filing fees	53	82	75
Transfer agent fees (See Note 2.D.)	38	191	29
Sub-transfer agent fees (See Note 2.D.)	502	899	515
Other	10	19	5

Total expenses	6,132	10,410	5,727

Less fees waived	(613)	(1,070)	(445)
Less expense reimbursements	(7)	(79)	— (a)

Net expenses	5,512	9,261	5,282

Net investment income (loss)	(2,963)	8,620	1,761

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,184	30,939	13,858
Futures	—	(6,084)	(3,686)

Net realized gain (loss)	12,184	24,855	10,172

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(141,444)	(186,830)	(90,613)
Futures	—	1,187	679

Change in net unrealized appreciation/depreciation	(141,444)	(185,643)	(89,934)

Net realized/unrealized gains (losses)	(129,260)	(160,788)	(79,762)

Change in net assets resulting from operations	$(132,223)	$(152,168)	$(78,001)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,547)	$(3,624)	$1,195	$4,900
Net realized gain (loss)	16,555	60,975	60,100	75,637
Change in net unrealized appreciation/depreciation	(68,813)	8,299	(141,699)	(30,546)

Change in net assets resulting from operations	(53,805)	65,650	(80,404)	49,991

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,870)	(5,692)	—	—
Class B (a)
From net realized gains	—	(37)	—	—
Class C
From net realized gains	(6,681)	(4,687)	—	—
Select Class
From net investment income	—	—	(5,272)	(1,375)
From net realized gains	(40,293)	(32,531)	(69,413)	(72,101)

Total distributions to shareholders	(55,844)	(42,947)	(74,685)	(73,476)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,269	(72,931)	(463,214)	135,830

NET ASSETS:
Change in net assets	(105,380)	(50,228)	(618,303)	112,345
Beginning of period	509,796	560,024	815,652	703,307

End of period	$404,416	$509,796	$197,349	$815,652

Accumulated undistributed (distributions in excess of) net investment income	$(3,185)	$(1,638)	$(406)	$3,671

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,085	$16,019	$(2,963)	$(6,112)
Net realized gain (loss)	90,509	217,676	12,184	105,332
Change in net unrealized appreciation/depreciation	(302,240)	22,116	(141,444)	49,185

Change in net assets resulting from operations	(204,646)	255,811	(132,223)	148,405

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,634)	(1,326)	—	—
From net realized gains	(51,657)	(72,144)	(17,982)	(20,645)
Class B (a)
From net realized gains	—	(441)	—	(176)
Class C
From net realized gains	(2,993)	(4,673)	(2,222)	(2,503)
Class R2
From net realized gains	(211)	(372)	(1,956)	(2,202)
Class R5
From net investment income	(7,998)	(7,331)	—	—
From net realized gains	(77,242)	(107,883)	—	—
Class R6
From net realized gains	—	—	(34,132)	(30,237)
Institutional Class
From net realized gains	—	—	(19,628)	(20,050)
Select Class
From net investment income	(3,556)	(6,696)	—	—
From net realized gains	(59,055)	(140,920)	(8,776)	(10,568)

Total distributions to shareholders	(205,346)	(341,786)	(84,696)	(86,381)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(61,065)	70,368	104,631	25,731

NET ASSETS:
Change in net assets	(471,057)	(15,607)	(112,288)	87,755
Beginning of period	3,393,838	3,409,445	1,245,069	1,157,314

End of period	$2,922,781	$3,393,838	$1,132,781	$1,245,069

Accumulated undistributed (distributions in excess of) net investment income	$(72)	$7,031	$(5,765)	$(2,802)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,620	$17,079	$1,761	$3,308
Net realized gain (loss)	24,855	82,582	10,172	36,899
Change in net unrealized appreciation/depreciation	(185,643)	(77,688)	(89,934)	23,209

Change in net assets resulting from operations	(152,168)	21,973	(78,001)	63,416

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,749)	(4,063)	(375)	—
From net realized gains	(24,024)	(24,585)	(9,859)	(5,065)
Class B (a)
From net investment income	—	(10)	—	—
From net realized gains	—	(142)	—	—
Class C
From net investment income	(138)	(237)	—	—
From net realized gains	(2,266)	(2,788)	(1,985)	(879)
Class R2
From net investment income	(176)	(253)	(36)	—
From net realized gains	(2,034)	(2,245)	(1,197)	(339)
Class R5
From net investment income	(639)	(897)	—	—
From net realized gains	(4,226)	(3,945)	—	—
Class R6
From net investment income	(5,019)	(5,716)	(620)	(152)
From net realized gains	(33,390)	(23,274)	(4,031)	(1,577)
Institutional Class
From net investment income	—	—	(2,157)	(689)
From net realized gains	—	—	(16,302)	(8,505)
Select Class
From net investment income	(2,050)	(4,081)	(1,045)	(184)
From net realized gains	(11,883)	(19,170)	(11,139)	(5,885)

Total distributions to shareholders	(88,594)	(91,406)	(48,746)	(23,275)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	145,757	381,022	256,384	349,644

NET ASSETS:
Change in net assets	(95,005)	311,589	129,637	389,785
Beginning of period	1,870,743	1,559,154	971,548	581,763

End of period	$1,775,738	$1,870,743	$1,101,185	$971,548

Accumulated undistributed (distributions in excess of) net investment income	$(238)	$1,913	$(55)	$2,417

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,916	$11,741	$—	$—
Distributions reinvested	6,411	4,072	—	—
Cost of shares redeemed	(7,486)	(32,156)	—	—
Conversion from Class B Shares	—	366	—	—

Change in net assets resulting from Class A capital transactions	$6,841	$(15,977)	$—	$—

Class B (a)
Proceeds from shares issued	$—	$8	$—	$—
Distributions reinvested	—	33	—	—
Cost of shares redeemed	—	(202)	—	—
Conversion to Class A Shares	—	(366)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(527)	$—	$—

Class C
Proceeds from shares issued	$10,572	$12,653	$—	$—
Distributions reinvested	856	515	—	—
Cost of shares redeemed	(9,213)	(19,389)	—	—

Change in net assets resulting from Class C capital transactions	$2,215	$(6,221)	$—	$—

Select Class
Proceeds from shares issued	$55,288	$109,502	$64,588	$165,199
Distributions reinvested	39,841	32,251	71,593	69,335
Cost of shares redeemed	(99,916)	(191,959)	(68,611)	(98,704)
Redemptions in-kind (See Note 7)	—	—	(530,784)	—

Change in net assets resulting from Select Class capital transactions	$(4,787)	$(50,206)	$(463,214)	$135,830

Total change in net assets resulting from capital transactions	$4,269	$(72,931)	$(463,214)	$135,830

SHARE TRANSACTIONS:
Class A
Issued	356	487	—	—
Reinvested	327	179	—	—
Redeemed	(325)	(1,334)	—	—
Conversion from Class B Shares	—	14	—	—

Change in Class A Shares	358	(654)	—	—

Class B (a)
Issued	—	1	—	—
Reinvested	—	1	—	—
Redeemed	—	(10)	—	—
Conversion to Class A Shares	—	(16)	—	—

Change in Class B Shares	—	(24)	—	—

Class C
Issued	600	625	—	—
Reinvested	54	27	—	—
Redeemed	(465)	(935)	—	—

Change in Class C Shares	189	(283)	—	—

Select Class
Issued	2,339	4,202	1,194	2,959
Reinvested	1,842	1,306	1,578	1,342
Redeemed	(4,144)	(7,272)	(1,322)	(1,763)
Redemptions in-kind (See Note 7)	—	—	(11,691)	—

Change in Select Class Shares	37	(1,764)	(10,241)	2,538

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$222,402	$108,279	$22,775	$41,024
Distributions reinvested	49,673	66,061	17,120	19,785
Cost of shares redeemed	(100,432)	(213,835)	(37,236)	(88,174)
Conversion from Class B Shares	—	1,096	—	1,416

Change in net assets resulting from Class A capital transactions	$171,643	$(38,399)	$2,659	$(25,949)

Class B (a)
Proceeds from shares issued	$—	$54	$—	$18
Distributions reinvested	—	405	—	165
Cost of shares redeemed	—	(4,544)	—	(832)
Conversion to Class A Shares	—	(1,096)	—	(1,416)

Change in net assets resulting from Class B capital transactions	$—	$(5,181)	$—	$(2,065)

Class C
Proceeds from shares issued	$2,874	$1,597	$920	$1,657
Distributions reinvested	2,583	3,928	1,891	2,095
Cost of shares redeemed	(2,968)	(7,262)	(2,419)	(5,918)

Change in net assets resulting from Class C capital transactions	$2,489	$(1,737)	$392	$(2,166)

Class R2
Proceeds from shares issued	$635	$864	$2,190	$3,831
Distributions reinvested	147	267	1,908	2,147
Cost of shares redeemed	(976)	(1,407)	(3,891)	(9,815)

Change in net assets resulting from Class R2 capital transactions	$(194)	$(276)	$207	$(3,837)

Class R5
Proceeds from shares issued	$118,700	$212,080	$—	$—
Distributions reinvested	80,413	108,316	—	—
Cost of shares redeemed	(84,738)	(227,737)	—	—

Change in net assets resulting from Class R5 capital transactions	$114,375	$92,659	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$56,146	$120,496
Distributions reinvested	—	—	34,132	30,237
Cost of shares redeemed	—	—	(28,041)	(46,820)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$62,237	$103,913

Institutional Class
Proceeds from shares issued	$—	$—	$72,618	$65,873
Distributions reinvested	—	—	18,231	18,418
Cost of shares redeemed	—	—	(36,545)	(121,813)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$54,304	$(37,522)

Select Class
Proceeds from shares issued	$296,145	$365,334	$18,972	$35,361
Distributions reinvested	55,589	136,721	7,984	9,680
Cost of shares redeemed	(701,112)	(478,753)	(42,124)	(51,684)

Change in net assets resulting from Select Class capital transactions	$(349,378)	$23,302	$(15,168)	$(6,643)

Total change in net assets resulting from capital transactions	$(61,065)	$70,368	$104,631	$25,731

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	5,389	2,447	1,725	3,026
Reinvested	1,292	1,602	1,466	1,564
Redeemed	(2,369)	(4,844)	(2,822)	(6,513)
Conversion from Class B Shares	—	24	—	96

Change in Class A Shares	4,312	(771)	369	(1,827)

Class B (a)
Issued	—	2	—	1
Reinvested	—	12	—	17
Redeemed	—	(127)	—	(80)
Conversion to Class A Shares	—	(31)	—	(129)

Change in Class B Shares	—	(144)	—	(191)

Class C
Issued	91	47	91	154
Reinvested	87	120	210	208
Redeemed	(90)	(203)	(237)	(544)

Change in Class C Shares	88	(36)	64	(182)

Class R2
Issued	15	20	169	288
Reinvested	4	7	167	173
Redeemed	(23)	(33)	(304)	(730)

Change in Class R2 Shares	(4)	(6)	32	(269)

Class R5
Issued	2,502	4,248	—	—
Reinvested	1,832	2,321	—	—
Redeemed	(1,783)	(4,580)	—	—

Change in Class R5 Shares	2,551	1,989	—	—

Class R6
Issued	—	—	3,715	8,080
Reinvested	—	—	2,617	2,169
Redeemed	—	—	(1,965)	(3,169)

Change in Class R6 Shares	—	—	4,367	7,080

Institutional Class
Issued	—	—	5,128	4,442
Reinvested	—	—	1,407	1,328
Redeemed	—	—	(2,530)	(8,156)

Change in Institutional Class Shares	—	—	4,005	(2,386)

Select Class
Issued	6,311	7,313	1,321	2,421
Reinvested	1,270	2,941	630	711
Redeemed	(14,705)	(9,609)	(2,883)	(3,538)

Change in Select Class Shares	(7,124)	645	(932)	(406)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,835	$267,230	$68,229	$158,127
Distributions reinvested	25,131	26,931	9,251	4,623
Cost of shares redeemed	(99,323)	(168,313)	(49,761)	(59,204)
Conversion from Class B Shares	—	2,069	—	—

Change in net assets resulting from Class A capital transactions	$(5,357)	$127,917	$27,719	$103,546

Class B (a)
Proceeds from shares issued	$—	$35	$—	$—
Distributions reinvested	—	150	—	—
Cost of shares redeemed	—	(1,071)	—	—
Conversion to Class A Shares	—	(2,069)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,955)	$—	$—

Class C
Proceeds from shares issued	$2,643	$7,961	$10,332	$25,684
Distributions reinvested	2,160	2,683	1,817	772
Cost of shares redeemed	(5,586)	(10,808)	(6,027)	(5,242)

Change in net assets resulting from Class C capital transactions	$(783)	$(164)	$6,122	$21,214

Class R2
Proceeds from shares issued	$8,545	$17,717	$15,805	$11,570
Distributions reinvested	2,028	2,299	944	335
Cost of shares redeemed	(7,545)	(17,153)	(2,909)	(4,428)

Change in net assets resulting from Class R2 capital transactions	$3,028	$2,863	$13,840	$7,477

Class R5
Proceeds from shares issued	$18,009	$46,041	$—	$—
Distributions reinvested	4,464	4,335	—	—
Cost of shares redeemed	(18,748)	(23,688)	—	—

Change in net assets resulting from Class R5 capital transactions	$3,725	$26,688	$—	$—

Class R6
Proceeds from shares issued	$312,850	$149,197	$52,287	$39,209
Distributions reinvested	38,407	28,990	4,436	1,450
Cost of shares redeemed	(24,297)	(58,319)	(16,913)	(19,367)

Change in net assets resulting from Class R6 capital transactions	$326,960	$119,868	$39,810	$21,292

Institutional Class
Proceeds from shares issued	$—	$—	$132,562	$184,860
Distributions reinvested	—	—	17,359	8,769
Cost of shares redeemed	—	—	(38,958)	(73,427)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$110,963	$120,202

Select Class
Proceeds from shares issued	$72,317	$210,959	$103,479	$114,544
Distributions reinvested	12,485	20,813	11,293	5,585
Cost of shares redeemed	(266,618)	(124,967)	(56,842)	(44,216)

Change in net assets resulting from Select Class capital transactions	$(181,816)	$106,805	$57,930	$75,913

Total change in net assets resulting from capital transactions	$145,757	$381,022	$256,384	$349,644

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	2,765	9,914	4,294	9,673
Reinvested	1,092	1,055	626	298
Redeemed	(3,966)	(6,295)	(3,141)	(3,624)
Conversion from Class B Shares	—	76	—	—

Change in Class A Shares	(109)	4,750	1,779	6,347

Class B (a)
Issued	—	2	—	—
Reinvested	—	7	—	—
Redeemed	—	(47)	—	—
Conversion to Class A Shares	—	(88)	—	—

Change in Class B Shares	—	(126)	—	—

Class C
Issued	125	349	671	1,604
Reinvested	111	123	127	51
Redeemed	(266)	(471)	(394)	(330)

Change in Class C Shares	(30)	1	404	1,325

Class R2
Issued	347	669	996	706
Reinvested	89	91	65	22
Redeemed	(304)	(646)	(185)	(271)

Change in Class R2 Shares	132	114	876	457

Class R5
Issued	683	1,643	—	—
Reinvested	184	161	—	—
Redeemed	(731)	(843)	—	—

Change in Class R5 Shares	136	961	—	—

Class R6
Issued	11,630	5,312	3,136	2,338
Reinvested	1,582	1,077	294	92
Redeemed	(928)	(2,075)	(1,020)	(1,156)

Change in Class R6 Shares	12,284	4,314	2,410	1,274

Institutional Class
Issued	—	—	8,264	11,156
Reinvested	—	—	1,150	554
Redeemed	—	—	(2,431)	(4,455)

Change in Institutional Class Shares	—	—	6,983	7,255

Select Class
Issued	2,835	7,576	6,456	6,883
Reinvested	514	775	748	354
Redeemed	(9,900)	(4,468)	(3,530)	(2,668)

Change in Select Class Shares	(6,551)	3,883	3,674	4,569

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$26.04	$(0.10	)(f)	$(2.79)	$(2.89)	$(3.22)
Year Ended June 30, 2015	25.11	(0.20	)(f)	3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24	)(f)	4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	21.97	(0.13	)(f)	(2.36)	(2.49)	(3.22)
Year Ended June 30, 2015	21.61	(0.28	)(f)	2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32	)(f)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	28.34	(0.07	)(f)	(3.04)	(3.11)	(3.22)
Year Ended June 30, 2015	27.08	(0.15	)(f)	3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19	)(f)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.93	(10.89)%	$63,178	1.25%	(0.82)%		1.42%	22%
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79

16.26	(11.09)	40,194	1.75	(1.33)		2.06	22
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79

22.01	(10.78)	301,044	1.00	(0.58)		1.06	22
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2015 (Unaudited)	$56.18	$0.08	(f)	$(4.95)	$(4.87)	$(0.37)	$(4.81)	$(5.18)
Year Ended June 30, 2015	58.70	0.37	(f)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(g)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(h)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(i)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$46.13	(8.52)%	$197,349	0.80%	0.32%		1.12%	27%
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(g)	1.12	51
48.11	29.50	522,295	0.79	0.84	(h)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(i)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$44.68	$0.04	(f)	$(2.90)	$(2.86)	$(0.14)	$(3.07)	$(3.21)
Year Ended June 30, 2015	46.56	0.08	(f)	2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(f)(g)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(f)(h)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)

Class C
Six Months Ended December 31, 2015 (Unaudited)	35.32	(0.06	)(f)	(2.28)	(2.34)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12	)(f)	2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(f)(g)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(f)(h)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	44.04	(0.02	)(f)	(2.85)	(2.87)	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04	)(f)	2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(f)(g)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(f)(h)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	50.43	0.16	(f)	(3.27)	(3.11)	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34	(f)	3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(f)(g)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(f)(h)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	50.31	0.10	(f)	(3.25)	(3.15)	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24	(f)	3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(f)(g)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(f)(h)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$38.61	(6.35)%	$749,505	1.30%	0.19%		1.41%	15%
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39

29.91	(6.56)	32,939	1.80	(0.35)		1.86	15
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39

38.10	(6.46)	2,821	1.55	(0.11)		1.75	15
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39

43.95	(6.12)	1,197,204	0.80	0.66		0.86	15
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39

43.93	(6.21)	940,312	1.00	0.41		1.19	15
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$14.50	$(0.05	)(f)(g)	$(1.52)	$(1.57)	$(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)(g)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12	)(f)	2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(h)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(i)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	11.50	(0.07	)(f)(g)	(1.20)	(1.27)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)(g)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(h)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(i)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	14.20	(0.07	)(f)(g)	(1.48)	(1.55)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)(g)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(h)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(i)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—

Class R6
Six Months Ended December 31, 2015 (Unaudited)	16.01	(0.02	)(f)(g)	(1.67)	(1.69)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)(g)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(h)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(i)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (l) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	15.93	(0.03	)(f)(g)	(1.66)	(1.69)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)(g)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(h)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(i)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	15.61	(0.04	)(f)(g)	(1.63)	(1.67)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)(g)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(h)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(i)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.10), $(0.02), $(0.27) and $(0.40) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.89	(10.72)%	$223,277	1.25%	(0.82	)%(g)	1.47%	24%
14.50	13.04	266,805	1.25	(0.82	)(g)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(h)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(i)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79

9.19	(10.91)	21,598	1.75	(1.32	)(g)	1.88	24
11.50	12.47	26,297	1.75	(1.32	)(g)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(h)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(i)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79

11.61	(10.80)	23,575	1.50	(1.07	)(g)	1.82	24
14.20	12.74	28,364	1.50	(1.07	)(g)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(h)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(i)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79

13.28	(10.46)	461,756	0.75	(0.31	)(g)	0.76	24
16.01	13.55	486,724	0.75	(0.31	)(g)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(h)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(i)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

13.20	(10.51)	284,286	0.85	(0.41	)(g)	0.95	24
15.93	13.47	279,248	0.85	(0.42	)(g)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(h)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(i)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79

12.90	(10.60)	118,289	1.00	(0.57	)(g)	1.18	24
15.61	13.29	157,631	1.00	(0.57	)(g)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(h)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(i)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$26.65	$0.09	(f)	$(2.31)	$(2.22)	$(0.12)	$(1.09)	$(1.21)
Year Ended June 30, 2015	27.98	0.22	(f)	(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(f)(g)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(f)(h)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)

Class C
Six Months Ended December 31, 2015 (Unaudited)	22.77	0.01	(f)	(1.97)	(1.96)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05	(f)	(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(f)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)(h)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	26.49	0.06	(f)	(2.30)	(2.24)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16	(f)	(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(f)(g)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)(h)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	28.01	0.14	(f)	(2.44)	(2.30)	(0.16)	(1.09)	(1.25)
Year Ended June 30, 2015	29.31	0.34	(f)	(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(f)(g)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(f)(h)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	28.03	0.17	(f)	(2.45)	(2.28)	(0.18)	(1.09)	(1.27)
Year Ended June 30, 2015	29.33	0.37	(f)	(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(f)(g)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(f)(h)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	28.00	0.12	(f)	(2.42)	(2.30)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	29.31	0.31	(f)	(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(f)(g)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(f)(h)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.22	(8.26)%	$536,711	1.25%	0.71%		1.51%	17%
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40
23.77	28.08	332,177	1.24	0.98	(h)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43

19.66	(8.51)	42,417	1.86	0.10		1.94	17
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40
20.73	27.35	41,108	1.85	0.34	(h)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43

23.07	(8.38)	45,425	1.50	0.47		1.86	17
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40
23.67	27.79	15,500	1.49	0.69	(h)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43

24.46	(8.13)	93,433	0.91	1.07		0.91	17
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40
24.85	28.53	32,304	0.90	1.28	(h)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43

24.48	(8.06)	785,091	0.76	1.30		0.77	17
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40
24.87	28.62	207,613	0.85	1.32	(h)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43

24.46	(8.16)	272,661	1.00	0.87		1.14	17
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40
24.86	28.47	266,018	0.99	1.19	(h)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$16.96	$0.01	(f)	$(1.31)		$(1.30)	$(0.02)	$(0.67)	$(0.69)
Year Ended June 30, 2015	16.25	0.03	(f)	1.22		1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(f)(g)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(i)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(j)	2.86		2.86	(0.03)	—	(0.03)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.46	(0.03	)(f)	(1.27)		(1.30)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05	)(f)	1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(f)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(i)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	16.77	(0.01	)(f)	(1.29)		(1.30)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01	)(f)	1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(f)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (k) through June 30, 2012	9.02	—	(f)(j)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	17.29	0.05	(f)	(1.34)		(1.29)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12	(f)	1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (k) through June 30, 2012	9.13	0.05	(f)	1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	17.28	0.04	(f)	(1.34)		(1.30)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11	(f)	1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(i)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	17.29	0.03	(f)	(1.34)		(1.31)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08	(f)	1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(f)(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(i)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.97	(7.60)%		$238,439	1.26%	0.08%		1.40%	22%
16.96	7.98		240,064	1.25	0.21		1.40	56
16.25	25.86		126,858	1.25	(0.08	)(g)	1.34	51
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48

14.49	(7.86)		45,645	1.76	(0.41)		1.87	22
16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48

14.78	(7.72)		28,664	1.51	(0.12)		1.63	22
16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

15.23	(7.43)		98,172	0.72	0.63		0.73	22
17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

15.23	(7.45)		416,669	0.83	0.54		0.89	22
17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48

15.25	(7.54)		273,596	1.01	0.34		1.10	22
17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Prior to November 16, 2015, Small Cap Equity Fund was publicly offered only on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$394,017	$—	$—	$394,017

Small Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$21,222	$—	$—		$21,222
Consumer Staples	5,015	—	—		5,015
Energy	6,093	—	—		6,093
Financials	46,462	—	—		46,462
Health Care	32,146	—	—		32,146
Industrials	31,187	—	—		31,187
Information Technology	35,503	—	—		35,503
Materials	6,572	—	—		6,572
Telecommunication Services	2,277	—	—		2,277
Utilities	6,972	—	—		6,972

Total Common Stocks	193,449	—	—		193,449

Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	5,084	—	—		5,084

Total Investments in Securities	$198,533	$—	$—	(b)	$198,533

Appreciation in Other Financial Instruments
Futures Contracts	$31	$—	$—		$31

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$2,957,751	$—	$—		$2,957,751

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,115,114	$—	$—		$1,115,114

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$148,327	$—	$—		$148,327
Consumer Staples	42,892	—	—		42,892
Energy	69,395	—	—		69,395
Financials	727,066	—	—		727,066
Health Care	91,768	—	—		91,768
Industrials	231,665	—	—		231,665
Information Technology	219,978	—	—		219,978
Materials	52,760	—	—		52,760
Telecommunication Services	11,218	—	—		11,218
Utilities	126,883	—	—		126,883

Total Common Stocks	1,721,952	—	—		1,721,952

Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	64,608	—	—		64,608

Total Investments in Securities	$1,786,560	$—	$—	(b)	$1,786,560

Appreciation in Other Financial Instruments
Futures Contracts	$780	$—	$—		$780

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$141,943	$—	$—		$141,943
Consumer Staples	30,174	—	—		30,174
Energy	31,517	—	—		31,517
Financials	254,147	—	—		254,147
Health Care	186,267	—	—	(c)	186,267
Industrials	135,525	—	—		135,525
Information Technology	206,788	—	—		206,788
Materials	26,136	—	—		26,136
Telecommunication Services	9,098	—	—		9,098
Utilities	41,174	—	—		41,174

Total Common Stocks	1,062,769	—	—	(c)	1,062,769

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Warrant
Financials	$—	$—	—	(b)	—	(b)
Short-Term Investment
Investment Company	41,836	—	—		41,836

Total Investments in Securities	$1,104,605	$—	$–	(c)	$1,104,605

Appreciation in Other Financial Instruments
Futures Contracts	$444	$—	$—		$444

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.
(c)	Amount rounds to less than $1,000.

There were no transfers among any levels during the six months ended December 31, 2015 for Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

There were no significant transfers between levels 1 and 2 during the six months ended December 31, 2015 for Small Cap Core Fund and U.S. Small Company Fund.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$17,622	$63,681	$30,809
Ending Notional Balance Long	4,979	60,988	38,471

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5	Class R6	Institutional Class	Select Class	Total
Dynamic Small Cap Growth Fund
Transfer agent fees	$11	$1	n/a		n/a	n/a	n/a	$3	$15
Sub-transfer agent fees	35	58	n/a		n/a	n/a	n/a	36	129
Small Cap Core Fund
Transfer agent fees	n/a	n/a	n/a		n/a	n/a	n/a	6	6
Sub-transfer agent fees	n/a	n/a	n/a		n/a	n/a	n/a	396	396
Small Cap Equity Fund
Transfer agent fees	24	1	$—	(a)	$6	n/a	n/a	12	43
Sub-transfer agent fees	439	15	3		296	n/a	n/a	1,116	1,869
Small Cap Growth Fund
Transfer agent fees	26	2	1		n/a	$2	$3	4	38
Sub-transfer agent fees	227	12	38		n/a	—	121	104	502
Small Cap Value Fund
Transfer agent fees	158	3	15		3	7	5	n/a	191
Sub-transfer agent fees	511	35	64		46	—	243	n/a	899
U.S. Small Company Fund
Transfer agent fees	11	3	3		n/a	2	4	6	29
Sub-transfer agent fees	190	31	17		n/a	—	124	153	515

(a)	Amount rounds to less than $1,000.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.50
U.S. Small Company Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$1	$—
Small Cap Equity Fund	8	—	(a)
Small Cap Growth Fund	4	—
Small Cap Value Fund	10	—
U.S. Small Company Fund	12	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25%	1.75%	n/a	n/a	n/a	n/a	1.00%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the six months ended December 31, 2015 and are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$78	$52	$92	$222	$—	(a)
Small Cap Core Fund	890	309	7	1,206	—
Small Cap Equity Fund	471	314	1,062	1,847	—
Small Cap Growth Fund	39	25	527	591	7
Small Cap Value Fund	3	—	1,011	1,014	79
U.S. Small Company Fund	—	—	411	411	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	19
Small Cap Equity Fund	120
Small Cap Growth Fund	22
Small Cap Value Fund	56
U.S. Small Company Fund	34

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	1
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$97,121	$160,705
Small Cap Core Fund	196,175	187,399
Small Cap Equity Fund	459,858	662,571
Small Cap Growth Fund	274,179	274,110
Small Cap Value Fund	371,053	298,268
U.S. Small Company Fund	427,414	225,360

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$305,886	$118,917	$30,786	$88,131
Small Cap Core Fund	155,393	56,718	13,578	43,140
Small Cap Equity Fund	2,049,662	1,001,645	93,556	908,089
Small Cap Growth Fund	911,050	303,263	99,199	204,064
Small Cap Value Fund	1,716,557	287,984	217,981	70,003
U.S. Small Company Fund	1,086,526	120,846	102,767	18,079

At June 30, 2015, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015. Average borrowings from the Facility for, or at any time during the six months ended December 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Small Cap Growth Fund	$23,687	0.23%	1	$—	(a)
Small Cap Equity Fund	20,831	0.25	3	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations

7. Redemptions In-Kind

During the six months ended December 31, 2015, certain shareholders sold their shares of Small Cap Core Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
	$530,784	*	$35,980	Redemptions in-kind

*	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Small Cap Core Fund	10.6%

As of December 31, 2015, Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and U.S. Small Company Fund each has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively own shares representing the following percentage of each applicable Fund’s net assets:

	Number of Shareholders	% of the Fund
Dynamic Small Cap Growth Fund	1	68.5%
Small Cap Core Fund	4	53.2
Small Cap Equity Fund	2	21.1
Small Cap Growth Fund	1	10.2
U.S. Small Company Fund	1	15.6

As of December 31, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	n/a	24.0%
Small Cap Value Fund	11.2%	16.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

9. Subsequent Event

During the period December 31, 2015 through February 23, 2016, a shareholder of Dynamic Small Cap Growth Fund redeemed approximately $175,007,000. This amount represents 43.3% of the Fund’s net assets as of December 31, 2015.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$891.10	$5.94	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	889.10	8.31	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Select Class
Actual	1,000.00	892.20	4.76	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Small Cap Core Fund
Select Class
Actual	1,000.00	914.80	3.85	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	936.50	6.33	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class C
Actual	1,000.00	934.40	8.75	1.80
Hypothetical	1,000.00	1,016.09	9.12	1.80
Class R2
Actual	1,000.00	935.40	7.54	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class R5
Actual	1,000.00	938.80	3.90	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Select Class
Actual	$1,000.00	$937.90	$4.87	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00

Small Cap Growth Fund
Class A
Actual	1,000.00	892.80	5.95	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	890.90	8.32	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	892.00	7.13	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R6
Actual	1,000.00	895.40	3.57	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Institutional Class
Actual	1,000.00	894.90	4.05	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Select Class
Actual	1,000.00	894.00	4.76	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	917.40	6.02	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	914.90	8.95	1.86
Hypothetical	1,000.00	1,015.79	9.42	1.86
Class R2
Actual	1,000.00	916.20	7.23	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	918.70	4.39	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91
Class R6
Actual	1,000.00	919.40	3.67	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76
Select Class
Actual	1,000.00	918.40	4.82	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

U.S. Small Company Fund
Class A
Actual	1,000.00	924.00	6.09	1.26
Hypothetical	1,000.00	1,018.80	6.39	1.26
Class C
Actual	1,000.00	921.40	8.50	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Class R2
Actual	1,000.00	922.80	7.30	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Class R6
Actual	1,000.00	925.70	3.49	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund (continued)
Institutional Class
Actual	$1,000.00	$925.50	$4.02	0.83%
Hypothetical	1,000.00	1,020.96	4.22	0.83
Select Class
Actual	1,000.00	924.60	4.89	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the fourth, third, and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance was in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the first, second, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the fourth, third, and third quintiles for Class A shares and in the fourth, third, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Value Fund’s performance was in the third, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-SC-1215

Semi-Annual Report

JPMorgan SmartRetirement® Funds

December 31, 2015 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management, J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of December 31, 2015
JPMorgan SmartRetirement® Income Fund	-2.26%	-0.85%	S&P Target Date Retirement Income Index	$2,030,743,281

JPMorgan SmartRetirement® 2015 Fund	-2.30%	-1.50%	S&P Target Date 2015 Index	$2,623,617,752

JPMorgan SmartRetirement® 2020 Fund	-2.49%	-1.82%	S&P Target Date 2020 Index	$6,151,176,144

JPMorgan SmartRetirement® 2025 Fund	-2.91%	-2.11%	S&P Target Date 2025 Index	$5,564,135,599

JPMorgan SmartRetirement® 2030 Fund	-3.38%	-2.37%	S&P Target Date 2030 Index	$6,225,608,047

JPMorgan SmartRetirement® 2035 Fund	-3.84%	-2.61%	S&P Target Date 2035 Index	$4,307,959,668

JPMorgan SmartRetirement® 2040 Fund	-4.09%	-2.81%	S&P Target Date 2040 Index	$4,438,871,312

JPMorgan SmartRetirement® 2045 Fund	-4.01%	-2.99%	S&P Target Date 2045 Index	$2,598,331,204

JPMorgan SmartRetirement® 2050 Fund	-4.01%	-3.09%	S&P Target Date 2050 Index	$2,088,448,342

JPMorgan SmartRetirement® 2055 Fund	-4.02%	-3.23%	S&P Target Date 2055+ Index	$452,948,279

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Institutional Class Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	53.9%
U.S. Equity	24.4
Money Market	9.4
International Equity	9.1
Alternative Assets	2.7
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	53.4%
U.S. Equity	26.0
International Equity	10.3
Money Market	6.8
Alternative Assets	3.0
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	46.0%
U.S. Equity	33.0
International Equity	14.8
Alternative Assets	4.2
Money Market	1.5
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2025 Fund
U.S. Equity	39.5%
Fixed Income	36.0
International Equity	17.9
Alternative Assets	4.7
Money Market	1.3
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	46.4%
Fixed Income	26.7
International Equity	19.5
Alternative Assets	5.2
Money Market	1.4
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	50.4%
International Equity	21.9
Fixed Income	19.7
Alternative Assets	5.6
Money Market	1.6
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	53.9%
International Equity	23.9
Fixed Income	14.0
Alternative Assets	6.0
Money Market	1.4
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	53.4%
International Equity	23.9
Fixed Income	14.1
Alternative Assets	6.1
Money Market	1.7
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	53.7%
International Equity	23.9
Fixed Income	14.0
Alternative Assets	6.1
Money Market	1.5
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	53.7%
International Equity	24.0
Fixed Income	13.8
Alternative Assets	6.1
Money Market	1.6
U.S. Treasury Obligation	0.8

*	The percentages indicated are based on total investments as of December 31, 2015. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided slim returns for the second half of 2015, while equity markets in other developed market nations posted negative returns and emerging market equities posted double-digit losses. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24, 2015. However, U.S. and other equity markets rebounded in October and the Standard & Poor’s 500 Index (S&P 500) turned in its best one-month performance since 2011. For the six months ended December 31, 2015, the S&P 500 returned 0.15%.

Generally, bond markets had a weak performance during the second half of 2015 as interest rates remained low globally. Also, increased volatility in financial markets pushed investors toward lower risk securities in developed market sovereign debt and away from lower-rated bonds. The Barclays U.S. Aggregate Index returned 0.65% and the Barclays High Yield Index returned -6.82% for the six months ended December 31, 2015.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

All ten JPMorgan SmartRetirement Funds (Institutional Share Class or Select Share Class) (the “Funds”) underperformed their respective S&P Target Date indexes (the “benchmarks”) for the six months ended December 31, 2015.

The Funds’ manager selection, particularly investments in the JPMorgan Disciplined Equity Fund and the Value Advantage Fund, detracted from performance during the six month period. However, the Funds’ allocation to the JPMorgan Corporate Bond Fund and the JPMorgan Inflation Managed Bond Fund made a positive contribution to performance.

Strategic allocation to real estate investment trusts and equities in the U.S. and other developed markets made a positive contribution to the Funds’ performance. From a tactical perspective, the Funds’ overweight position in high yield debt (also known as “junk bonds”) detracted from performance, while the Funds’ underweight position in emerging market equity contributed to performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® Income Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		(2.32)%	(1.24)%	4.36%	4.58%
With Sales Charge**		(6.72)	(5.71)	3.41	4.08
CLASS C SHARES	May 15, 2006
Without CDSC		(2.65)	(1.87)	3.69	3.95
With CDSC***		(3.65)	(2.87)	3.69	3.95
CLASS R2 SHARES	November 3, 2008	(2.51)	(1.49)	4.10	4.39
CLASS R6 SHARES	November 3, 2014	(2.23)	(0.97)	4.63	4.90
INSTITUTIONAL CLASS SHARES	May 15, 2006	(2.26)	(1.01)	4.62	4.89
SELECT CLASS SHARES	May 15, 2006	(2.27)	(1.09)	4.47	4.74

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from May 15, 2006 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds

Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2015 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		(2.42)%	(1.14)%	5.25%	4.81%
With Sales Charge**		(6.82)	(5.58)	4.29	4.31
CLASS C SHARES	May 15, 2006
Without CDSC		(2.69)	(1.77)	4.59	4.19
With CDSC***		(3.69)	(2.77)	4.59	4.19
CLASS R2 SHARES	November 3, 2008	(2.55)	(1.39)	4.99	4.62
CLASS R6 SHARES	November 3, 2014	(2.27)	(0.86)	5.54	5.14
INSTITUTIONAL CLASS SHARES	May 15, 2006	(2.30)	(0.91)	5.52	5.13
SELECT CLASS SHARES	May 15, 2006	(2.36)	(1.04)	5.37	4.97

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2020 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		(2.61)%	(0.98)%	6.28%	5.29%
With Sales Charge**		(6.99)	(5.43)	5.30	4.79
CLASS C SHARES	May 15, 2006
Without CDSC		(2.94)	(1.65)	5.58	4.66
With CDSC***		(3.94)	(2.65)	5.58	4.66
CLASS R2 SHARES	November 3, 2008	(2.73)	(1.22)	6.01	5.10
CLASS R6 SHARES	November 3, 2014	(2.46)	(0.65)	6.56	5.62
INSTITUTIONAL CLASS SHARES	May 15, 2006	(2.49)	(0.76)	6.54	5.61
SELECT CLASS SHARES	May 15, 2006	(2.56)	(0.89)	6.38	5.45

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2025 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		(2.96)%	(1.18)%	6.89%	4.78%
With Sales Charge**		(7.34)	(5.64)	5.91	4.20
CLASS C SHARES	July 31, 2007
Without CDSC		(3.29)	(1.80)	6.20	4.14
With CDSC***		(4.29)	(2.80)	6.20	4.14
CLASS R2 SHARES	November 3, 2008	(3.09)	(1.36)	6.63	4.55
CLASS R6 SHARES	November 3, 2014	(2.86)	(0.89)	7.16	5.08
INSTITUTIONAL CLASS SHARES	July 31, 2007	(2.89)	(0.94)	7.14	5.07
SELECT CLASS SHARES	July 31, 2007	(2.91)	(1.02)	7.00	4.92

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2030 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		(3.51)%	(1.54)%	7.23%	5.63%
With Sales Charge**		(7.84)	(5.98)	6.25	5.13
CLASS C SHARES	May 15, 2006
Without CDSC		(3.85)	(2.17)	6.52	5.00
With CDSC***		(4.85)	(3.17)	6.52	5.00
CLASS R2 SHARES	November 3, 2008	(3.64)	(1.78)	6.95	5.44
CLASS R6 SHARES	November 3, 2014	(3.35)	(1.25)	7.50	5.96
INSTITUTIONAL CLASS SHARES	May 15, 2006	(3.38)	(1.31)	7.48	5.95
SELECT CLASS SHARES	May 15, 2006	(3.46)	(1.45)	7.32	5.79

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2035 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		(3.85)%	(1.73)%	7.63%	4.93%
With Sales Charge**		(8.20)	(6.15)	6.64	4.35
CLASS C SHARES	July 31, 2007
Without CDSC		(4.21)	(2.36)	6.93	4.28
With CDSC***		(5.21)	(3.36)	6.93	4.28
CLASS R2 SHARES	November 3, 2008	(3.98)	(1.97)	7.35	4.70
CLASS R6 SHARES	November 3, 2014	(3.69)	(1.44)	7.91	5.24
INSTITUTIONAL CLASS SHARES	July 31, 2007	(3.77)	(1.50)	7.88	5.23
SELECT CLASS SHARES	July 31, 2007	(3.84)	(1.63)	7.72	5.07

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2040 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		(4.18)%	(1.89)%	7.74%	5.87%
With Sales Charge**		(8.49)	(6.30)	6.76	5.36
CLASS C SHARES	May 15, 2006
Without CDSC		(4.50)	(2.50)	7.05	5.24
With CDSC***		(5.50)	(3.50)	7.05	5.24
CLASS R2 SHARES	November 3, 2008	(4.32)	(2.13)	7.47	5.68
CLASS R6 SHARES	November 3, 2014	(4.06)	(1.60)	8.02	6.19
INSTITUTIONAL CLASS SHARES	May 15, 2006	(4.09)	(1.65)	8.01	6.19
SELECT CLASS SHARES	May 15, 2006	(4.12)	(1.80)	7.85	6.03

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2045 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		(4.14)%	(1.79)%	7.78%	5.16%
With Sales Charge**		(8.45)	(6.20)	6.79	4.59
CLASS C SHARES	July 31, 2007
Without CDSC		(4.45)	(2.46)	7.08	4.53
With CDSC***		(5.45)	(3.46)	7.08	4.53
CLASS R2 SHARES	November 3, 2008	(4.29)	(2.05)	7.50	4.94
CLASS R6 SHARES	November 3, 2014	(4.03)	(1.61)	8.06	5.46
INSTITUTIONAL CLASS SHARES	July 31, 2007	(4.01)	(1.55)	8.06	5.46
SELECT CLASS SHARES	July 31, 2007	(4.13)	(1.74)	7.88	5.31

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2050 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		(4.09)%	(1.79)%	7.76%	5.18%
With Sales Charge**		(8.41)	(6.21)	6.77	4.61
CLASS C SHARES	July 31, 2007
Without CDSC		(4.41)	(2.42)	7.06	4.54
With CDSC***		(5.41)	(3.42)	7.06	4.54
CLASS R2 SHARES	November 3, 2008	(4.24)	(2.05)	7.48	4.96
CLASS R6 SHARES	November 3, 2014	(3.93)	(1.45)	8.05	5.50
INSTITUTIONAL CLASS SHARES	July 31, 2007	(4.01)	(1.56)	8.03	5.48
SELECT CLASS SHARES	July 31, 2007	(4.03)	(1.64)	7.87	5.33

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2050

Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® 2055 Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
Without Sales Charge		(4.07)%	(1.78)%	9.08%	9.85%
With Sales Charge**		(8.37)	(6.19)	7.42	8.56
CLASS C SHARES	January 31, 2012
Without CDSC		(4.42)	(2.43)	8.36	9.13
With CDSC***		(5.42)	(3.43)	8.36	9.13
CLASS R2 SHARES	January 31, 2012	(4.19)	(2.05)	8.80	9.58
CLASS R6 SHARES	November 3, 2014	(3.92)	(1.51)	9.37	10.14
INSTITUTIONAL CLASS SHARES	January 31, 2012	(4.00)	(1.61)	9.33	10.11
SELECT CLASS SHARES	January 31, 2012	(4.02)	(1.68)	9.19	9.97

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Average from January 31, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Average does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 2.5%
	Fixed Income — 2.5%
455,925	iShares Barclays TIPS Bond ETF (Cost $50,895,328)	50,005,854

Investment Companies — 98.0% (b)
	Alternative Assets — 2.7%
475,304	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	3,897,493
3,778,012	JPMorgan Realty Income Fund, Class R6 Shares	50,663,140

	Total Alternative Assets	54,560,633

	Fixed Income — 52.0%
48,656,220	JPMorgan Core Bond Fund, Class R6 Shares	561,979,336
13,468,128	JPMorgan Corporate Bond Fund, Class R6 Shares	129,832,755
5,537,608	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	42,584,206
457,007	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	3,359,002
5,400,048	JPMorgan Floating Rate Income Fund, Class R6 Shares	49,140,440
24,234,577	JPMorgan High Yield Fund, Class R6 Shares	165,522,161
10,221,551	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	103,237,667

	Total Fixed Income	1,055,655,567

	International Equity — 9.1%
1,786,326	JPMorgan Emerging Economies Fund, Class R6 Shares	18,417,023
1,468,641	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	27,522,330
3,155,313	JPMorgan International Equity Fund, Class R6 Shares	45,436,510
3,054,261	JPMorgan International Opportunities Fund, Class R6 Shares	43,706,481
2,659,471	JPMorgan Intrepid International Fund, Class R6 Shares	50,636,337

	Total International Equity	185,718,681

	Money Market — 9.5%
193,697,724	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	193,697,724

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 24.7%
11,239,633	JPMorgan Disciplined Equity Fund, Class R6 Shares	245,923,167
4,222,382	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	65,784,715
1,265,564	JPMorgan Intrepid America Fund, Class R6 Shares	44,446,618
850,874	JPMorgan Mid Cap Equity Fund, Class R6 Shares	36,332,333
166,934	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,336,756
405,229	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	5,381,435
314,055	JPMorgan Small Cap Value Fund, Class R6 Shares	7,688,067
1,973,576	JPMorgan U.S. Equity Fund, Class R6 Shares	27,294,553
2,172,848	JPMorgan Value Advantage Fund, Institutional Class Shares	60,687,644

	Total U.S. Equity	500,875,288

	Total Investment Companies (Cost $1,914,243,634)	1,990,507,893

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
9,766,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $9,767,574)	9,766,488

	Total Investments — 101.0% (Cost $1,974,906,536)	2,050,280,235
	Liabilities in Excess of Other Assets — (1.0)%	(19,536,954)

	NET ASSETS — 100.0%	$2,030,743,281

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
83	TOPIX Index	03/10/16	JPY	$10,686,177	$(186,948)
215	10 Year Australian Government Bond	03/15/16	AUD	19,880,285	61,491
696	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	24,824,326	614,109
7	E-mini Russell 2000	03/18/16	USD	792,050	9,646
94	10 Year U.S. Treasury Note	03/21/16	USD	11,835,187	(34,713)
	Short Futures Outstanding
(70)	Hang Seng Index	01/28/16	HKD	(9,894,775)	23,739
(78)	S&P/Toronto 60 Index	03/17/16	CAD	(8,578,478)	(136,513)
(113)	SPI 200 Index	03/17/16	AUD	(10,821,941)	(733,750)
(89)	E-mini S&P 500	03/18/16	USD	(9,057,530)	(153,176)
(278)	10 Year Canadian Government Bond	03/21/16	CAD	(28,326,386)	(547,161)

					$(1,083,276)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 2.2%
	Fixed Income — 2.2%
527,756	iShares Barclays TIPS Bond ETF (Cost $58,913,885)	57,884,278

Investment Companies — 98.1% (b)
	Alternative Assets — 3.0%
495,539	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	4,063,416
5,574,071	JPMorgan Realty Income Fund, Class R6 Shares	74,748,298

	Total Alternative Assets	78,811,714

	Fixed Income — 51.7%
64,557,940	JPMorgan Core Bond Fund, Class R6 Shares	745,644,205
17,441,416	JPMorgan Corporate Bond Fund, Class R6 Shares	168,135,247
7,319,121	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	56,284,042
353,938	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	2,601,442
6,492,181	JPMorgan Floating Rate Income Fund, Class R6 Shares	59,078,851
29,932,647	JPMorgan High Yield Fund, Class R6 Shares	204,439,982
11,908,306	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	120,273,894

	Total Fixed Income	1,356,457,663

	International Equity — 10.4%
2,708,160	JPMorgan Emerging Economies Fund, Class R6 Shares	27,921,128
2,061,116	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	38,625,321
4,916,878	JPMorgan International Equity Fund, Class R6 Shares	70,803,041
4,252,568	JPMorgan International Opportunities Fund, Class R6 Shares	60,854,246
3,883,744	JPMorgan Intrepid International Fund, Class R6 Shares	73,946,481

	Total International Equity	272,150,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 6.8%
179,089,987	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	179,089,987

	U.S. Equity — 26.2%
14,125,142	JPMorgan Disciplined Equity Fund, Class R6 Shares	309,058,099
5,888,595	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	91,744,308
2,116,867	JPMorgan Intrepid America Fund, Class R6 Shares	74,344,372
1,028,688	JPMorgan Mid Cap Equity Fund, Class R6 Shares	43,924,969
238,454	JPMorgan Small Cap Equity Fund, Class R5 Shares	10,480,050
946,522	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	12,569,809
476,517	JPMorgan Small Cap Value Fund, Class R6 Shares	11,665,136
3,638,381	JPMorgan U.S. Equity Fund, Class R6 Shares	50,318,812
3,002,298	JPMorgan Value Advantage Fund, Institutional Class Shares	83,854,188

	Total U.S. Equity	687,959,743

	Total Investment Companies (Cost $2,481,790,141)	2,574,469,324

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
13,398,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $13,400,243)	13,398,670

	Total Investments — 100.8% (Cost $2,554,104,269)	2,645,752,272
	Liabilities in Excess of Other Assets — (0.8)%	(22,134,520)

	NET ASSETS — 100.0%	$2,623,617,752

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
108	TOPIX Index	03/10/16	JPY	$13,904,905	$(243,816)
279	10 Year Australian Government Bond	03/15/16	AUD	25,798,137	79,777
904	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	32,243,089	797,655
43	E-mini Russell 2000	03/18/16	USD	4,865,450	59,254
93	10 Year U.S. Treasury Note	03/21/16	USD	11,709,281	(34,344)
	Short Futures Outstanding
(92)	Hang Seng Index	01/28/16	HKD	(13,004,561)	31,294
(102)	S&P/Toronto 60 Index	03/17/16	CAD	(11,218,010)	(178,517)
(146)	SPI 200 Index	03/17/16	AUD	(13,982,331)	(948,060)
(78)	E-mini S&P 500	03/18/16	USD	(7,938,060)	(134,122)
(361)	10 Year Canadian Government Bond	03/21/16	CAD	(36,783,544)	(710,523)

					$(1,281,402)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.8%
	Fixed Income — 0.8%
434,022	iShares Barclays TIPS Bond ETF (Cost $48,450,272)	47,603,533

Investment Companies — 100.8% (b)
	Alternative Assets — 4.3%
516,425	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	4,234,687
19,363,525	JPMorgan Realty Income Fund, Class R6 Shares	259,664,875

	Total Alternative Assets	263,899,562

	Fixed Income — 46.2%
153,959,219	JPMorgan Core Bond Fund, Class R6 Shares	1,778,228,980
41,882,627	JPMorgan Corporate Bond Fund, Class R6 Shares	403,748,524
15,319,126	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	117,804,078
621,101	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	4,565,094
6,080,567	JPMorgan Floating Rate Income Fund, Class R6 Shares	55,333,159
55,589,210	JPMorgan High Yield Fund, Class R6 Shares	379,674,305
10,201,044	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	103,030,543

	Total Fixed Income	2,842,384,683

	International Equity — 15.1%
9,465,148	JPMorgan Emerging Economies Fund, Class R6 Shares	97,585,674
6,694,927	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	125,462,940
16,669,443	JPMorgan International Equity Fund, Class R6 Shares	240,039,978
16,374,543	JPMorgan International Opportunities Fund, Class R6 Shares	234,319,712
12,198,654	JPMorgan Intrepid International Fund, Class R6 Shares	232,262,376

	Total International Equity	929,670,680

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 1.5%
93,569,632	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	93,569,632

	U.S. Equity — 33.7%
32,616,945	JPMorgan Disciplined Equity Fund, Class R6 Shares	713,658,753
19,365,265	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	301,710,826
7,897,400	JPMorgan Intrepid America Fund, Class R6 Shares	277,356,686
3,381,875	JPMorgan Mid Cap Equity Fund, Class R6 Shares	144,406,082
775,170	JPMorgan Small Cap Equity Fund, Class R5 Shares	34,068,702
2,860,322	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	37,985,074
1,726,808	JPMorgan Small Cap Value Fund, Class R6 Shares	42,272,267
18,322,521	JPMorgan U.S. Equity Fund, Class R6 Shares	253,400,464
9,639,777	JPMorgan Value Advantage Fund, Institutional Class Shares	269,238,968

	Total U.S. Equity	2,074,097,822

	Total Investment Companies (Cost $6,004,738,721)	6,203,622,379

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
29,400,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $29,404,577)	29,401,470

	Total Investments — 102.1% (Cost $6,082,593,570)	6,280,627,382
	Liabilities in Excess of Other Assets — (2.1)%	(129,451,238)

	NET ASSETS — 100.0%	$6,151,176,144

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
249	TOPIX Index	03/10/16	JPY	$32,058,530	$(560,579)
630	10 Year Australian Government Bond	03/15/16	AUD	58,253,858	180,166
2,102	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	74,972,317	1,854,700
76	E-mini Russell 2000	03/18/16	USD	8,599,400	104,728
731	E-mini S&P 500	03/18/16	USD	74,393,870	789,716
332	10 Year U.S. Treasury Note	03/21/16	USD	41,800,875	(122,604)
	Short Futures Outstanding
(210)	Hang Seng Index	01/28/16	HKD	(29,684,325)	71,371
(230)	S&P/Toronto 60 Index	03/17/16	CAD	(25,295,512)	(402,538)
(340)	SPI 200 Index	03/17/16	AUD	(32,561,593)	(2,207,799)
(816)	10 Year Canadian Government Bond	03/21/16	CAD	(83,145,075)	(1,606,057)

					$(1,898,896)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.5% (b)
	Alternative Assets — 4.7%
19,487,793	JPMorgan Realty Income Fund, Class R6 Shares	261,331,300

	Fixed Income — 36.4%
115,008,497	JPMorgan Core Bond Fund, Class R6 Shares	1,328,348,140
31,581,150	JPMorgan Corporate Bond Fund, Class R6 Shares	304,442,281
10,677,239	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	82,107,970
1,742,090	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	12,804,365
43,689,175	JPMorgan High Yield Fund, Class R6 Shares	298,397,068

	Total Fixed Income	2,026,099,824

	International Equity — 18.1%
10,692,901	JPMorgan Emerging Economies Fund, Class R6 Shares	110,243,813
7,869,256	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	147,469,858
17,135,308	JPMorgan International Equity Fund, Class R6 Shares	246,748,436
17,533,309	JPMorgan International Opportunities Fund, Class R6 Shares	250,901,652
13,188,696	JPMorgan Intrepid International Fund, Class R6 Shares	251,112,766

	Total International Equity	1,006,476,525

	Money Market — 1.4%
75,215,825	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	75,215,825

	U.S. Equity — 39.9%
34,253,062	JPMorgan Disciplined Equity Fund, Class R6 Shares	749,457,007
20,623,465	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	321,313,587

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
8,329,632	JPMorgan Intrepid America Fund, Class R6 Shares	292,536,683
3,999,796	JPMorgan Mid Cap Equity Fund, Class R6 Shares	170,791,296
888,947	JPMorgan Small Cap Equity Fund, Class R5 Shares	39,069,235
2,923,027	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	38,817,797
1,618,559	JPMorgan Small Cap Value Fund, Class R6 Shares	39,622,332
20,526,687	JPMorgan U.S. Equity Fund, Class R6 Shares	283,884,074
10,307,845	JPMorgan Value Advantage Fund, Institutional Class Shares	287,898,124

	Total U.S. Equity	2,223,390,135

	Total Investment Companies (Cost $5,527,861,381)	5,592,513,609

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
35,710,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $35,715,574)	35,711,786

	Total Investments — 101.2% (Cost $5,563,576,955)	5,628,225,395
	Liabilities in Excess of Other Assets — (1.2)%	(64,089,796)

	NET ASSETS — 100.0%	$5,564,135,599

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
219	TOPIX Index	03/10/16	JPY	$28,196,056	$(493,961)
542	10 Year Australian Government Bond	03/15/16	AUD	50,116,811	154,986
1,876	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	66,911,544	1,655,217
32	E-mini Russell 2000	03/18/16	USD	3,620,800	44,096
652	E-mini S&P 500	03/18/16	USD	66,354,040	1,119,115
180	10 Year U.S. Treasury Note	03/21/16	USD	22,663,125	(66,472)
	Short Futures Outstanding
(186)	Hang Seng Index	01/28/16	HKD	(26,291,830)	63,208
(198)	S&P/Toronto 60 Index	03/17/16	CAD	(21,776,136)	(346,533)
(303)	SPI 200 Index	03/17/16	AUD	(29,018,125)	(1,967,540)
(702)	10 Year Canadian Government Bond	03/21/16	CAD	(71,529,219)	(1,381,681)

					$(1,219,565)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 101.7% (b)
	Alternative Assets — 5.3%
24,547,487	JPMorgan Realty Income Fund, Class R6 Shares	329,181,799

	Fixed Income — 27.4%
85,148,343	JPMorgan Core Bond Fund, Class R6 Shares	983,463,359
25,669,415	JPMorgan Corporate Bond Fund, Class R6 Shares	247,453,161
5,946,430	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	45,728,050
1,943,255	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	14,282,928
60,661,638	JPMorgan High Yield Fund, Class R6 Shares	414,318,990

	Total Fixed Income	1,705,246,488

	International Equity — 20.0%
10,728,688	JPMorgan Emerging Economies Fund, Class R6 Shares	110,612,769
8,930,894	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	167,364,945
22,725,976	JPMorgan International Equity Fund, Class R6 Shares	327,254,052
22,271,385	JPMorgan International Opportunities Fund, Class R6 Shares	318,703,521
16,999,003	JPMorgan Intrepid International Fund, Class R6 Shares	323,661,020

	Total International Equity	1,247,596,307

	Money Market — 1.4%
89,960,310	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	89,960,310

	U.S. Equity — 47.6%
46,859,611	JPMorgan Disciplined Equity Fund, Class R6 Shares	1,025,288,296
26,628,232	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	414,867,854

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
10,836,150	JPMorgan Intrepid America Fund, Class R6 Shares	380,565,585
5,315,387	JPMorgan Mid Cap Equity Fund, Class R6 Shares	226,967,025
1,104,379	JPMorgan Small Cap Equity Fund, Class R5 Shares	48,537,471
3,446,783	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	45,773,272
2,158,935	JPMorgan Small Cap Value Fund, Class R6 Shares	52,850,724
27,480,168	JPMorgan U.S. Equity Fund, Class R6 Shares	380,050,726
13,854,948	JPMorgan Value Advantage Fund, Institutional Class Shares	386,968,688

	Total U.S. Equity	2,961,869,641

	Total Investment Companies (Cost $6,096,929,975)	6,333,854,545

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
53,445,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $53,453,568)	53,447,672

	Total Investments — 102.6% (Cost $6,150,383,543)	6,387,302,217
	Liabilities in Excess of Other Assets — (2.6)%	(161,694,170)

	NET ASSETS — 100.0%	$6,225,608,047

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
494	TOPIX Index	03/10/16	JPY	$63,602,063	$(1,114,919)
1,392	10 Year Australian Government Bond	03/15/16	AUD	128,713,286	398,067
4,257	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	151,834,991	3,756,144
18	E-mini Russell 2000	03/18/16	USD	2,036,700	24,804
703	E-mini S&P 500	03/18/16	USD	71,544,310	1,206,652
379	10 Year U.S. Treasury Note	03/21/16	USD	47,718,469	(139,960)
	Short Futures Outstanding
(421)	Hang Seng Index	01/28/16	HKD	(59,510,003)	143,177
(455)	S&P/Toronto 60 Index	03/17/16	CAD	(50,041,122)	(796,324)
(688)	SPI 200 Index	03/17/16	AUD	(65,889,340)	(4,467,529)
(1,800)	10 Year Canadian Government Bond	03/21/16	CAD	(183,408,253)	(3,542,772)

					$(4,532,660)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.5% (b)
	Alternative Assets — 5.7%
18,226,865	JPMorgan Realty Income Fund, Class R6 Shares	244,422,255

	Fixed Income — 19.9%
38,090,876	JPMorgan Core Bond Fund, Class R6 Shares	439,949,623
11,983,318	JPMorgan Corporate Bond Fund, Class R6 Shares	115,519,182
2,926,465	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	22,504,516
1,063,789	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	7,818,852
39,766,566	JPMorgan High Yield Fund, Class R6 Shares	271,605,643

	Total Fixed Income	857,397,816

	International Equity — 22.2%
8,678,014	JPMorgan Emerging Economies Fund, Class R6 Shares	89,470,327
6,812,990	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	127,675,431
16,772,702	JPMorgan International Equity Fund, Class R6 Shares	241,526,906
17,164,498	JPMorgan International Opportunities Fund, Class R6 Shares	245,623,964
13,205,858	JPMorgan Intrepid International Fund, Class R6 Shares	251,439,536

	Total International Equity	955,736,164

	Money Market — 1.6%
71,049,154	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	71,049,154

	U.S. Equity — 51.1%
34,256,294	JPMorgan Disciplined Equity Fund, Class R6 Shares	749,527,714
19,893,426	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	309,939,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
8,449,401	JPMorgan Intrepid America Fund, Class R6 Shares	296,742,968
3,683,846	JPMorgan Mid Cap Equity Fund, Class R6 Shares	157,300,217
939,276	JPMorgan Small Cap Equity Fund, Class R5 Shares	41,281,161
2,397,105	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	31,833,550
1,631,586	JPMorgan Small Cap Value Fund, Class R6 Shares	39,941,213
20,357,792	JPMorgan U.S. Equity Fund, Class R6 Shares	281,548,263
10,486,583	JPMorgan Value Advantage Fund, Institutional Class Shares	292,890,268

	Total U.S. Equity	2,201,004,925

	Total Investment Companies (Cost $4,285,477,806)	4,329,610,314

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
36,006,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $36,011,792)	36,007,800

	Total Investments — 101.3% (Cost $4,321,489,598)	4,365,618,114
	Liabilities in Excess of Other Assets — (1.3)%	(57,658,446)

	NET ASSETS — 100.0%	$4,307,959,668

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
335	TOPIX Index	03/10/16	JPY	$43,130,954	$(756,656)
978	10 Year Australian Government Bond	03/15/16	AUD	90,432,180	279,670
2,896	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	103,292,021	2,555,377
109	E-mini Russell 2000	03/18/16	USD	12,333,350	150,202
441	E-mini S&P 500	03/18/16	USD	44,880,570	762,646
344	10 Year U.S. Treasury Note	03/21/16	USD	43,311,750	(127,035)
	Short Futures Outstanding
(285)	Hang Seng Index	01/28/16	HKD	(40,285,869)	96,811
(305)	S&P/Toronto 60 Index	03/17/16	CAD	(33,544,049)	(533,799)
(468)	SPI 200 Index	03/17/16	AUD	(44,820,075)	(3,038,825)
(1,244)	10 Year Canadian Government Bond	03/21/16	CAD	(126,755,482)	(2,448,449)

					$(3,060,058)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 102.4% (b)
	Alternative Assets — 6.2%
20,652,080	JPMorgan Realty Income Fund, Class R6 Shares	276,944,389

	Fixed Income — 14.4%
23,218,090	JPMorgan Core Bond Fund, Class R6 Shares	268,168,940
8,151,623	JPMorgan Corporate Bond Fund, Class R6 Shares	78,581,644
1,887,076	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	14,511,614
1,141,325	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	8,388,737
39,515,461	JPMorgan High Yield Fund, Class R6 Shares	269,890,599

	Total Fixed Income	639,541,534

	International Equity — 24.7%
11,111,144	JPMorgan Emerging Economies Fund, Class R6 Shares	114,555,891
7,833,564	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	146,800,989
19,258,681	JPMorgan International Equity Fund, Class R6 Shares	277,325,001
19,575,243	JPMorgan International Opportunities Fund, Class R6 Shares	280,121,730
14,579,075	JPMorgan Intrepid International Fund, Class R6 Shares	277,585,582

	Total International Equity	1,096,389,193

	Money Market — 1.5%
64,778,961	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	64,778,961

	U.S. Equity — 55.6%
37,302,565	JPMorgan Disciplined Equity Fund, Class R6 Shares	816,180,130
22,506,081	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	350,644,736

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
9,654,070	JPMorgan Intrepid America Fund, Class R6 Shares	339,050,936
4,033,516	JPMorgan Mid Cap Equity Fund, Class R6 Shares	172,231,131
1,049,941	JPMorgan Small Cap Equity Fund, Class R5 Shares	46,144,901
3,471,526	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	46,101,864
1,939,111	JPMorgan Small Cap Value Fund, Class R6 Shares	47,469,436
23,623,822	JPMorgan U.S. Equity Fund, Class R6 Shares	326,717,462
11,601,457	JPMorgan Value Advantage Fund, Institutional Class Shares	324,028,689

	Total U.S. Equity	2,468,569,285

	Total Investment Companies (Cost $4,371,556,120)	4,546,223,362

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
38,037,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $38,042,988)	38,038,902

	Total Investments — 101.3% (Cost $4,409,599,108)	4,584,262,264
	Liabilities in Excess of Other Assets — (1.3)%	(145,390,952)

	NET ASSETS — 100.0%	$4,438,871,312

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
354	TOPIX Index	03/10/16	JPY	$45,577,187	$(798,634)
1,002	10 Year Australian Government Bond	03/15/16	AUD	92,651,374	286,547
3,072	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	109,569,437	2,710,572
11	E-mini Russell 2000	03/18/16	USD	1,244,650	15,158
562	E-mini S&P 500	03/18/16	USD	57,194,740	964,635
364	10 Year U.S. Treasury Note	03/21/16	USD	45,829,875	(134,421)
	Short Futures Outstanding
(302)	Hang Seng Index	01/28/16	HKD	(42,688,886)	101,948
(326)	S&P/Toronto 60 Index	03/17/16	CAD	(35,853,639)	(570,552)
(497)	SPI Index 200	03/17/16	AUD	(47,597,387)	(3,227,296)
(1,296)	10 Year Canadian Government Bond	03/21/16	CAD	(132,053,942)	(2,550,796)

					$(3,202,839)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.7% (b)
	Alternative Assets — 6.2%
12,039,021	JPMorgan Realty Income Fund, Class R6 Shares	161,443,277

	Fixed Income — 14.3%
13,415,440	JPMorgan Core Bond Fund, Class R6 Shares	154,948,329
4,499,634	JPMorgan Corporate Bond Fund, Class R6 Shares	43,376,474
1,146,552	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	8,816,986
553,093	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	4,065,233
23,275,281	JPMorgan High Yield Fund, Class R6 Shares	158,970,172

	Total Fixed Income	370,177,194

	International Equity — 24.3%
6,240,748	JPMorgan Emerging Economies Fund, Class R6 Shares	64,342,116
4,531,369	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	84,917,858
11,383,663	JPMorgan International Equity Fund, Class R6 Shares	163,924,753
11,134,366	JPMorgan International Opportunities Fund, Class R6 Shares	159,332,773
8,318,859	JPMorgan Intrepid International Fund, Class R6 Shares	158,391,070

	Total International Equity	630,908,570

	Money Market — 1.7%
44,907,334	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	44,907,334

	U.S. Equity — 54.2%
21,410,827	JPMorgan Disciplined Equity Fund, Class R6 Shares	468,468,901
12,907,838	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	201,104,122

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
5,469,692	JPMorgan Intrepid America Fund, Class R6 Shares	192,095,576
2,327,838	JPMorgan Mid Cap Equity Fund, Class R6 Shares	99,398,693
626,373	JPMorgan Small Cap Equity Fund, Class R5 Shares	27,529,080
1,775,254	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	23,575,377
1,098,454	JPMorgan Small Cap Value Fund, Class R6 Shares	26,890,143
13,206,035	JPMorgan U.S. Equity Fund, Class R6 Shares	182,639,471
6,644,083	JPMorgan Value Advantage Fund, Institutional Class Shares	185,569,233

	Total U.S. Equity	1,407,270,596

	Total Investment Companies (Cost $2,619,054,286)	2,614,706,971

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
21,546,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $21,549,460)	21,547,077

	Total Investments — 101.5% (Cost $2,640,603,746)	2,636,254,048
	Liabilities in Excess of Other Assets — (1.5)%	(37,922,844)

	NET ASSETS — 100.0%	$2,598,331,204

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
200	TOPIX Index	03/10/16	JPY	$25,749,823	$(451,274)
581	10 Year Australian Government Bond	03/15/16	AUD	53,723,002	166,152
1,742	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	62,132,148	1,537,028
9	E-mini Russell 2000	03/18/16	USD	1,018,350	12,402
338	E-mini S&P 500	03/18/16	USD	34,398,260	580,153
221	10 Year U.S. Treasury Note	03/21/16	USD	27,825,281	(81,613)
	Short Futures Outstanding
(170)	Hang Seng Index	01/28/16	HKD	(24,030,167)	58,093
(180)	S&P/Toronto 60 Index	03/17/16	CAD	(19,796,488)	(315,028)
(282)	SPI 200 Index	03/17/16	AUD	(27,006,968)	(1,831,108)
(739)	10 Year Canadian Government Bond	03/21/16	CAD	(75,299,277)	(1,454,505)

					$(1,779,700)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 102.0% (b)
	Alternative Assets — 6.3%
9,804,656	JPMorgan Realty Income Fund, Class R6 Shares	131,480,436

	Fixed Income — 14.4%
10,755,640	JPMorgan Core Bond Fund, Class R6 Shares	124,227,639
3,881,679	JPMorgan Corporate Bond Fund, Class R6 Shares	37,419,387
944,941	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	7,266,594
438,701	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	3,224,456
18,922,148	JPMorgan High Yield Fund, Class R6 Shares	129,238,268

	Total Fixed Income	301,376,344

	International Equity — 24.5%
4,960,730	JPMorgan Emerging Economies Fund, Class R6 Shares	51,145,122
3,720,526	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	69,722,654
9,138,151	JPMorgan International Equity Fund, Class R6 Shares	131,589,372
8,969,376	JPMorgan International Opportunities Fund, Class R6 Shares	128,351,775
6,905,032	JPMorgan Intrepid International Fund, Class R6 Shares	131,471,810

	Total International Equity	512,280,733

	Money Market — 1.6%
32,753,695	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	32,753,695

	U.S. Equity — 55.2%
17,416,801	JPMorgan Disciplined Equity Fund, Class R6 Shares	381,079,597
10,582,327	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	164,872,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,491,621	JPMorgan Intrepid America Fund, Class R6 Shares	157,745,746
1,879,344	JPMorgan Mid Cap Equity Fund, Class R6 Shares	80,247,985
499,633	JPMorgan Small Cap Equity Fund, Class R5 Shares	21,958,850
1,611,774	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	21,404,357
804,388	JPMorgan Small Cap Value Fund, Class R6 Shares	19,691,429
11,156,477	JPMorgan U.S. Equity Fund, Class R6 Shares	154,294,073
5,439,419	JPMorgan Value Advantage Fund, Institutional Class Shares	151,922,971

	Total U.S. Equity	1,153,217,668

	Total Investment Companies (Cost $2,127,334,878)	2,131,108,876

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
16,594,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $16,596,652)	16,594,830

	Total Investments — 102.8% (Cost $2,143,931,530)	2,147,703,706
	Liabilities in Excess of Other Assets — (2.8)%	(59,255,364)

	NET ASSETS — 100.0%	$2,088,448,342

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
164	TOPIX Index	03/10/16	JPY	$21,114,855	$(369,981)
484	10 Year Australian Government Bond	03/15/16	AUD	44,753,758	138,402
1,424	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	50,789,999	1,256,428
35	E-mini Russell 2000	03/18/16	USD	3,960,250	48,230
202	E-mini S&P 500	03/18/16	USD	20,557,540	346,719
123	10 Year U.S. Treasury Note	03/21/16	USD	15,486,469	(45,422)
	Short Futures Outstanding
(139)	Hang Seng Index	01/28/16	HKD	(19,648,196)	47,048
(142)	S&P/Toronto 60 Index	03/17/16	CAD	(15,617,229)	(248,521)
(230)	SPI 200 Index	03/17/16	AUD	(22,026,960)	(1,493,483)
(604)	10 Year Canadian Government Bond	03/21/16	CAD	(61,543,658)	(1,188,797)

					$(1,509,377)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.2% (b)
	Alternative Assets — 6.1%
2,060,671	JPMorgan Realty Income Fund, Class R6 Shares	27,633,603

	Fixed Income — 13.8%
2,227,640	JPMorgan Core Bond Fund, Class R6 Shares	25,729,247
774,800	JPMorgan Corporate Bond Fund, Class R6 Shares	7,469,075
200,635	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,542,886
87,982	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	646,668
3,979,731	JPMorgan High Yield Fund, Class R6 Shares	27,181,560

	Total Fixed Income	62,569,436

	International Equity — 24.0%
1,073,208	JPMorgan Emerging Economies Fund, Class R6 Shares	11,064,778
798,755	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	14,968,678
1,917,668	JPMorgan International Equity Fund, Class R6 Shares	27,614,420
1,926,105	JPMorgan International Opportunities Fund, Class R6 Shares	27,562,557
1,428,361	JPMorgan Intrepid International Fund, Class R6 Shares	27,195,985

	Total International Equity	108,406,418

	Money Market — 1.6%
7,466,886	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	7,466,886

	U.S. Equity — 53.7%
3,675,602	JPMorgan Disciplined Equity Fund, Class R6 Shares	80,422,162
2,201,819	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	34,304,346

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
936,565	JPMorgan Intrepid America Fund, Class R6 Shares	32,892,169
411,372	JPMorgan Mid Cap Equity Fund, Class R6 Shares	17,565,581
108,561	JPMorgan Small Cap Equity Fund, Class R5 Shares	4,771,255
332,293	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	4,412,849
181,335	JPMorgan Small Cap Value Fund, Class R6 Shares	4,439,078
2,350,750	JPMorgan U.S. Equity Fund, Class R6 Shares	32,510,878
1,141,822	JPMorgan Value Advantage Fund, Institutional Class Shares	31,891,098

	Total U.S. Equity	243,209,416

	Total Investment Companies (Cost $469,085,185)	449,285,759

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
3,590,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $3,590,562)	3,590,180

	Total Investments — 100.0% (Cost $472,675,747)	452,875,939
	Other Assets in Excess of Liabilities — 0.0% (g)	72,340

	NET ASSETS — 100.0%	$452,948,279

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
32	TOPIX Index	03/10/16	JPY	$4,119,972	$(72,559)
95	10 Year Australian Government Bond	03/15/16	AUD	8,784,312	27,159
286	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	10,200,800	252,293
2	E-mini Russell 2000	03/18/16	USD	226,300	2,756
43	E-mini S&P 500	03/18/16	USD	4,376,110	73,806
35	10 Year U.S. Treasury Note	03/21/16	USD	4,406,719	(12,925)
	Short Futures Outstanding
(27)	Hang Seng Index	01/28/16	HKD	(3,816,556)	9,186
(32)	S&P/Toronto 60 Index	03/17/16	CAD	(3,519,376)	(56,005)
(46)	SPI 200 Index	03/17/16	AUD	(4,405,392)	(299,082)
(123)	10 Year Canadian Government Bond	03/21/16	CAD	(12,532,897)	(242,089)

					$(317,460)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

AUD	— Australian Dollar
CAD	— Canadian Dollar
ETF	— Exchange Traded Fund
EUR	— Euro
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.01%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2015.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$59,772,342	$71,282,948	$77,005,003
Investments in affiliates, at value	1,990,507,893	2,574,469,324	6,203,622,379

Total investment securities, at value	2,050,280,235	2,645,752,272	6,280,627,382
Receivables:
Investment securities sold	—	21,419,522	—
Fund shares sold	2,742,809	5,564,244	16,542,048
Interest and dividends from non-affiliates	15,326	21,025	46,137
Dividends from affiliates	23,473	22,237	8,635
Variation margin on futures contracts	527,725	679,505	145,192
Due from Adviser	42,346	6,314	13,908

Total Assets	2,053,631,914	2,673,465,119	6,297,383,302

LIABILITIES:
Payables:
Distributions	776,151	1,217,146	2,950,031
Investment securities purchased	—	—	1,861
Fund shares redeemed	21,530,115	48,016,670	141,903,286
Accrued liabilities:
Distribution fees	183,614	216,997	487,671
Shareholder servicing fees	34,520	94,523	239,544
Trustees’ and Chief Compliance Officer’s fees	—	—	56
Other	364,233	302,031	624,709

Total Liabilities	22,888,633	49,847,367	146,207,158

Net Assets	$2,030,743,281	$2,623,617,752	$6,151,176,144

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
NET ASSETS:
Paid-in-Capital	$1,965,816,654	$2,543,853,350	$5,943,285,021
Accumulated undistributed (distributions in excess of) net investment income	(6,837,538)	(9,342,465)	(24,231,120)
Accumulated net realized gains (losses)	(2,545,952)	(1,274,698)	35,964,526
Net unrealized appreciation (depreciation)	74,310,117	90,381,565	196,157,717

Total Net Assets	$2,030,743,281	$2,623,617,752	$6,151,176,144

Net Assets:
Class A	$590,365,045	$677,277,033	$1,474,092,544
Class C	25,764,948	27,373,254	58,953,093
Class R2	100,237,588	131,052,321	335,076,927
Class R6	235,372,144	98,073,403	212,488,428
Institutional Class	779,343,630	1,327,438,492	3,149,481,004
Select Class	299,659,926	362,403,249	921,084,148

Total	$2,030,743,281	$2,623,617,752	$6,151,176,144

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	34,940,046	39,980,146	83,921,961
Class C	1,531,198	1,627,226	3,370,594
Class R2	5,945,146	7,758,642	19,128,301
Class R6	13,887,563	5,773,879	12,044,997
Institutional Class	45,978,514	78,153,948	178,579,528
Select Class	17,707,509	21,358,989	52,281,023

Net Asset Value (a):
Class A — Redemption price per share	$16.90	$16.94	$17.57
Class C — Offering price per share (b)	16.83	16.82	17.49
Class R2 — Offering and redemption price per share	16.86	16.89	17.52
Class R6 — Offering and redemption price per share	16.95	16.99	17.64
Institutional Class — Offering and redemption price per share	16.95	16.98	17.64
Select Class — Offering and redemption price per share	16.92	16.97	17.62
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.70	$17.74	$18.40

Cost of investments in non-affiliates	$60,662,902	$72,314,128	$77,854,849
Cost of investments in affiliates	1,914,243,634	2,481,790,141	6,004,738,721

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$35,711,786	$53,447,672	$36,007,800
Investments in affiliates, at value	5,592,513,609	6,333,854,545	4,329,610,314

Total investment securities, at value	5,628,225,395	6,387,302,217	4,365,618,114
Receivables:
Fund shares sold	20,771,858	20,979,088	18,514,722
Interest from non-affiliates	56,039	83,871	56,504
Dividends from affiliates	9,570	9,790	8,139
Variation margin on futures contracts	188,843	732,306	403,648
Due from Adviser	11,283	15,238	25,991

Total Assets	5,649,262,988	6,409,122,510	4,384,627,118

LIABILITIES:
Payables:
Distributions	2,690,859	4,292,658	2,461,581
Investment securities purchased	—	12,832,591	10,963,895
Fund shares redeemed	81,231,257	164,927,720	62,223,293
Accrued liabilities:
Distribution fees	460,271	527,833	356,837
Shareholder servicing fees	217,610	199,712	105,868
Trustees’ and Chief Compliance Officer’s fees	694	541	624
Other	526,698	733,408	555,352

Total Liabilities	85,127,389	183,514,463	76,667,450

Net Assets	$5,564,135,599	$6,225,608,047	$4,307,959,668

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
NET ASSETS:
Paid-in-Capital	$5,457,463,404	$5,962,582,095	$4,223,398,963
Accumulated undistributed (distributions in excess of) net investment income	(25,307,099)	(31,732,809)	(23,368,284)
Accumulated net realized gains (losses)	68,523,275	62,287,866	66,803,391
Net unrealized appreciation (depreciation)	63,456,019	232,470,895	41,125,598

Total Net Assets	$5,564,135,599	$6,225,608,047	$4,307,959,668

Net Assets:
Class A	$1,424,382,720	$1,575,298,930	$1,093,073,364
Class C	53,614,975	51,461,821	32,666,705
Class R2	293,296,906	396,122,073	251,463,152
Class R6	190,623,908	198,352,145	162,182,627
Institutional Class	2,828,846,320	3,086,219,529	2,175,217,333
Select Class	773,370,770	918,153,549	593,356,487

Total	$5,564,135,599	$6,225,608,047	$4,307,959,668

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	83,797,763	86,523,912	62,802,076
Class C	3,165,467	2,851,060	1,891,608
Class R2	17,309,745	21,827,517	14,486,488
Class R6	11,180,086	10,848,225	9,270,484
Institutional Class	165,929,209	168,757,602	124,342,650
Select Class	45,406,198	50,314,613	33,939,295

Net Asset Value (a):
Class A — Redemption price per share	$17.00	$18.21	$17.41
Class C — Offering price per share (b)	16.94	18.05	17.27
Class R2 — Offering and redemption price per share	16.94	18.15	17.36
Class R6 — Offering and redemption price per share	17.05	18.28	17.49
Institutional Class — Offering and redemption price per share	17.05	18.29	17.49
Select Class — Offering and redemption price per share	17.03	18.25	17.48
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.80	$19.07	$18.23

Cost of investments in non-affiliates	$35,715,574	$53,453,568	$36,011,792
Cost of investments in affiliates	5,527,861,381	6,096,929,975	4,285,477,806

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$38,038,902	$21,547,077	$16,594,830	$3,590,180
Investments in affiliates, at value	4,546,223,362	2,614,706,971	2,131,108,876	449,285,759

Total investment securities, at value	4,584,262,264	2,636,254,048	2,147,703,706	452,875,939
Receivables:
Fund shares sold	19,041,101	15,554,453	14,148,284	5,098,118
Interest from non-affiliates	59,691	33,812	26,041	5,634
Dividends from affiliates	7,869	5,277	3,832	697
Variation margin on futures contracts	426,435	84,972	84,698	719,170
Due from Adviser	57,584	71,877	113,721	36,219

Total Assets	4,603,854,944	2,652,004,439	2,162,080,282	458,735,777

LIABILITIES:
Payables:
Due to custodian	—	1,269	381	143
Distributions	3,927,059	1,706,853	1,944,994	204,157
Investment securities purchased	2,645	7,150,608	4,318,252	3,715,956
Fund shares redeemed	159,846,646	44,037,440	66,588,115	1,737,842
Accrued liabilities:
Distribution fees	358,877	206,390	167,598	37,649
Shareholder servicing fees	80,821	21,317	—	—
Trustees’ and Chief Compliance Officer’s fees	594	544	—	571
Other	766,990	548,814	612,600	91,180

Total Liabilities	164,983,632	53,673,235	73,631,940	5,787,498

Net Assets	$4,438,871,312	$2,598,331,204	$2,088,448,342	$452,948,279

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-Capital	$4,228,057,497	$2,574,730,827	$2,060,831,366	$467,248,058
Accumulated undistributed (distributions in excess of) net investment income	(25,915,387)	(14,875,250)	(12,377,510)	(2,608,585)
Accumulated net realized gains (losses)	65,209,696	44,582,377	37,723,766	8,428,179
Net unrealized appreciation (depreciation)	171,519,506	(6,106,750)	2,270,720	(20,119,373)

Total Net Assets	$4,438,871,312	$2,598,331,204	$2,088,448,342	$452,948,279

Net Assets:
Class A	$1,101,375,214	$630,092,617	$496,729,743	$106,738,854
Class C	33,042,633	18,655,581	17,266,966	2,815,383
Class R2	259,299,870	148,214,024	124,972,053	34,275,280
Class R6	153,373,373	106,662,474	85,715,148	14,123,655
Institutional Class	2,241,650,240	1,342,276,713	1,036,006,405	237,814,186
Select Class	650,129,982	352,429,795	327,758,027	57,180,921

Total	$4,438,871,312	$2,598,331,204	$2,088,448,342	$452,948,279

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	59,169,315	35,723,808	28,186,497	5,457,929
Class C	1,797,008	1,064,961	987,645	144,504
Class R2	13,994,156	8,430,647	7,115,696	1,755,187
Class R6	8,199,982	6,024,616	4,840,303	720,677
Institutional Class	119,849,109	75,806,869	58,521,616	12,137,034
Select Class	34,835,932	19,920,408	18,539,772	2,919,563

Net Asset Value (a):
Class A — Redemption price per share	$18.61	$17.64	$17.62	$19.56
Class C — Offering price per share (b)	18.39	17.52	17.48	19.48
Class R2 — Offering and redemption price per share	18.53	17.58	17.56	19.53
Class R6 — Offering and redemption price per share	18.70	17.70	17.71	19.60
Institutional Class — Offering and redemption price per share	18.70	17.71	17.70	19.59
Select Class — Offering and redemption price per share	18.66	17.69	17.68	19.59
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.49	$18.47	$18.45	$20.48

Cost of investments in non-affiliates	$38,042,988	$21,549,460	$16,596,652	$3,590,562
Cost of investments in affiliates	4,371,556,120	2,619,054,286	2,127,334,878	469,085,185

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$23,886,712	$31,715,108	$74,605,904
Dividend income from non-affiliates	168,400	194,932	160,310
Interest income from non-affiliates	9,845	11,424	27,520

Total investment income	24,064,957	31,921,464	74,793,734

EXPENSES:
Distribution fees:
Class A	748,955	858,351	1,815,276
Class C	95,413	100,020	217,619
Class R2	244,645	322,645	775,759
Shareholder servicing fees:
Class A	748,955	858,351	1,815,276
Class C	31,804	33,340	72,540
Class R2	122,323	161,323	387,879
Institutional Class	410,024	709,500	1,643,547
Select Class	379,820	473,503	1,192,063
Interest expense to non-affiliates	3,672	4,559	10,802
Trustees’ and Chief Compliance Officer’s fees	7,921	10,365	23,836
Transfer agent fees (See Note 2.G)	73,414	61,014	95,014
Sub-transfer agent fees (See Note 2.G)	546,407	596,489	1,321,664
Other	647	5,343	12,286

Total expenses	3,414,000	4,194,803	9,383,561

Less fees waived	(1,507,330)	(1,824,499)	(4,052,506)
Less expense reimbursements	(239,200)	(112,666)	(210,104)

Net expenses	1,667,470	2,257,638	5,120,951

Net investment income (loss)	22,397,487	29,663,826	69,672,783

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,955,559)	(5,064,507)	(1,643,846)
Investments in affiliates	(6,172,592)	(11,138,710)	(17,713,872)
Futures	(4,791,534)	(6,859,847)	(14,456,483)
Foreign currency transactions	(89,886)	(58,026)	(220,016)

Net realized gain (loss)	(19,009,571)	(23,121,090)	(34,034,217)

Distributions of capital gains received from investment company affiliates	23,924,533	34,381,374	102,184,677

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,042,342	1,439,465	17,126
Investments in affiliates	(79,117,870)	(108,098,508)	(302,856,984)
Futures	423,783	578,751	3,232,188
Foreign currency translations	21,161	19,133	47,534

Change in net unrealized appreciation/depreciation	(75,630,584)	(106,061,159)	(299,560,136)

Net realized/unrealized gains (losses)	(70,715,622)	(94,800,875)	(231,409,676)

Change in net assets resulting from operations	$(48,318,135)	$(65,137,049)	$(161,736,893)

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$63,618,023	$69,406,460	$45,544,087
Interest income from non-affiliates	34,225	47,671	31,557

Total investment income	63,652,248	69,454,131	45,575,644

EXPENSES:
Distribution fees:
Class A	1,729,847	1,918,649	1,312,375
Class C	204,588	200,578	130,154
Class R2	696,798	906,684	595,191
Shareholder servicing fees:
Class A	1,729,847	1,918,649	1,312,375
Class C	68,196	66,860	43,385
Class R2	348,399	453,342	297,595
Institutional Class	1,427,404	1,601,203	1,094,953
Select Class	975,875	1,176,948	741,250
Interest expense to non-affiliates	9,685	24,003	15,495
Trustees’ and Chief Compliance Officer’s fees	22,125	25,938	16,234
Transfer agent fees (See Note 2.G)	94,844	107,983	90,756
Sub-transfer agent fees (See Note 2.G)	1,192,831	1,637,814	1,233,691
Other	9,892	10,366	8,392

Total expenses	8,510,331	10,049,017	6,891,846

Less fees waived	(3,627,701)	(4,331,376)	(2,999,968)
Less expense reimbursements	(129,569)	(232,863)	(227,854)

Net expenses	4,753,061	5,484,778	3,664,024

Net investment income (loss)	58,899,187	63,969,353	41,911,620

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(11,199,760)	(23,290,746)	(11,421,280)
Futures	(13,583,428)	(25,174,310)	(16,383,106)
Foreign currency transactions	(187,038)	(505,071)	(302,229)

Net realized gain (loss)	(24,970,226)	(48,970,127)	(28,106,615)

Distributions of capital gains received from investment company affiliates	106,427,511	138,938,518	102,645,664

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(11,378)	(15,110)	(10,027)
Investments in affiliates	(305,144,672)	(378,231,977)	(283,229,214)
Futures	3,170,034	4,467,036	3,050,475
Foreign currency translations	36,001	108,050	75,631

Change in net unrealized appreciation/depreciation	(301,950,015)	(373,672,001)	(280,113,135)

Net realized/unrealized gains (losses)	(220,492,730)	(283,703,610)	(205,574,086)

Change in net assets resulting from operations	$(161,593,543)	$(219,734,257)	$(163,662,466)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$46,767,267	$26,647,659	$21,742,857	$4,411,086
Interest income from non-affiliates	34,685	18,860	15,423	3,433

Total investment income	46,801,952	26,666,519	21,758,280	4,414,519

EXPENSES:
Distribution fees:
Class A	1,330,863	741,103	592,391	114,127
Class C	129,563	70,890	66,631	10,805
Class R2	598,425	354,293	298,670	74,169
Shareholder servicing fees:
Class A	1,330,863	741,103	592,391	114,127
Class C	43,188	23,630	22,210	3,602
Class R2	299,213	177,146	149,335	37,085
Institutional Class	1,182,757	670,746	520,345	107,539
Select Class	830,486	432,222	405,316	66,153
Interest expense to non-affiliates	16,354	8,780	6,658	1,713
Trustees’ and Chief Compliance Officer’s fees	18,200	10,723	7,032	2,185
Transfer agent fees (See Note 2.G)	96,110	72,833	59,402	26,055
Sub-transfer agent fees (See Note 2.G)	1,707,703	1,233,404	1,406,992	289,300
Other	7,880	10,323	4,165	1,805

Total expenses	7,591,605	4,547,196	4,131,538	848,665

Less fees waived	(3,282,803)	(1,919,084)	(1,683,186)	(326,216)
Less expense reimbursements	(495,287)	(498,549)	(677,491)	(169,363)

Net expenses	3,813,515	2,129,563	1,770,861	353,086

Net investment income (loss)	42,988,437	24,536,956	19,987,419	4,061,433

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(11,929,667)	(7,440,095)	(5,533,920)	(760,867)
Futures	(17,735,779)	(10,253,147)	(7,613,955)	(1,412,132)
Foreign currency transactions	(315,680)	(122,977)	(120,031)	(3,586)

Net realized gain (loss)	(29,981,126)	(17,816,219)	(13,267,906)	(2,176,585)

Distributions of capital gains received from investment company affiliates	114,847,844	65,375,864	53,801,308	11,057,348

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(11,460)	(5,962)	(4,762)	(998)
Investments in affiliates	(318,670,661)	(178,157,014)	(144,923,417)	(28,885,153)
Futures	3,462,355	1,710,183	1,092,267	170,743
Foreign currency translations	79,104	31,455	14,787	(1,521)

Change in net unrealized appreciation/depreciation	(315,140,662)	(176,421,338)	(143,821,125)	(28,716,929)

Net realized/unrealized gains (losses)	(230,273,944)	(128,861,693)	(103,287,723)	(19,836,166)

Change in net assets resulting from operations	$(187,285,507)	$(104,324,737)	$(83,300,304)	$(15,774,733)

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,397,487	$35,904,624	$29,663,826	$45,796,616
Net realized gain (loss)	(19,009,571)	1,433,516	(23,121,090)	2,822,865
Distributions of capital gains received from investment company affiliates	23,924,533	27,771,607	34,381,374	39,635,671
Change in net unrealized appreciation/depreciation	(75,630,584)	(30,949,500)	(106,061,159)	(34,542,323)

Change in net assets resulting from operations	(48,318,135)	34,160,247	(65,137,049)	53,712,829

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,853,635)	(14,386,248)	(9,255,273)	(15,496,491)
From net realized gains	(2,159,873)	—	(6,075,192)	(1,864,797)
Class C
From net investment income	(261,819)	(393,721)	(288,283)	(479,826)
From net realized gains	(93,814)	—	(246,263)	(77,163)
Class R2
From net investment income	(1,195,041)	(2,128,178)	(1,617,501)	(2,819,346)
From net realized gains	(351,655)	—	(1,161,878)	(373,524)
Class R6 (a)
From net investment income	(3,409,524)	(1,165,791)	(1,390,206)	(303,117)
From net realized gains	(846,383)	—	(844,878)	(154)
Institutional Class
From net investment income	(11,450,606)	(22,544,685)	(20,214,772)	(33,791,159)
From net realized gains	(2,897,606)	—	(12,176,686)	(3,593,448)
Select Class
From net investment income	(4,176,204)	(7,904,306)	(5,224,832)	(10,204,570)
From net realized gains	(1,094,269)	—	(3,279,630)	(1,222,737)

Total distributions to shareholders	(35,790,429)	(48,522,929)	(61,775,394)	(70,226,332)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	43,717,563	332,469,651	55,287,814	584,617,906

NET ASSETS:
Change in net assets	(40,391,001)	318,106,969	(71,624,629)	568,104,403
Beginning of period	2,071,134,282	1,753,027,313	2,695,242,381	2,127,137,978

End of period	$2,030,743,281	$2,071,134,282	$2,623,617,752	$2,695,242,381

Accumulated undistributed (distributions in excess of) net investment income	$(6,837,538)	$(888,196)	$(9,342,465)	$(1,015,424)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,672,783	$98,950,864	$58,899,187	$75,835,541
Net realized gain (loss)	(34,034,217)	8,923,673	(24,970,226)	6,765,905
Distributions of capital gains received from investment company affiliates	102,184,677	106,579,897	106,427,511	101,392,362
Change in net unrealized appreciation/depreciation	(299,560,136)	(56,272,029)	(301,950,015)	(32,718,849)

Change in net assets resulting from operations	(161,736,893)	158,182,405	(161,593,543)	151,274,959

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(20,657,012)	(32,972,887)	(19,819,664)	(29,486,131)
From net realized gains	(15,831,932)	(14,507,426)	(15,800,574)	(12,847,299)
Class C
From net investment income	(647,913)	(950,120)	(580,766)	(892,666)
From net realized gains	(635,890)	(534,324)	(599,998)	(495,694)
Class R2
From net investment income	(4,286,824)	(6,463,528)	(3,741,108)	(5,474,415)
From net realized gains	(3,396,781)	(3,073,735)	(3,236,669)	(2,590,772)
Class R6 (a)
From net investment income	(3,111,084)	(553,551)	(2,795,803)	(434,345)
From net realized gains	(2,158,596)	(586)	(1,973,056)	(586)
Institutional Class
From net investment income	(49,153,966)	(75,566,031)	(43,307,336)	(62,320,051)
From net realized gains	(34,601,481)	(29,836,166)	(31,639,512)	(24,264,359)
Select Class
From net investment income	(13,799,444)	(25,406,261)	(11,459,852)	(19,120,704)
From net realized gains	(10,157,147)	(11,013,576)	(8,730,971)	(8,099,184)

Total distributions to shareholders	(158,438,070)	(200,878,191)	(143,685,309)	(166,026,206)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	400,192,681	1,609,998,700	631,116,343	1,711,008,507

NET ASSETS:
Change in net assets	80,017,718	1,567,302,914	325,837,491	1,696,257,260
Beginning of period	6,071,158,426	4,503,855,512	5,238,298,108	3,542,040,848

End of period	$6,151,176,144	$6,071,158,426	$5,564,135,599	$5,238,298,108

Accumulated undistributed (distributions in excess of) net investment income	$(24,231,120)	$(2,247,660)	$(25,307,099)	$(2,501,757)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$63,969,353	$83,590,603	$41,911,620	$51,151,678
Net realized gain (loss)	(48,970,127)	13,526,779	(28,106,615)	7,776,362
Distributions of capital gains received from investment company affiliates	138,938,518	126,323,378	102,645,664	88,228,717
Change in net unrealized appreciation/depreciation	(373,672,001)	(30,060,455)	(280,113,135)	(17,159,471)

Change in net assets resulting from operations	(219,734,257)	193,380,305	(163,662,466)	129,997,286

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(21,691,457)	(32,878,789)	(15,080,241)	(21,690,913)
From net realized gains	(18,655,549)	(17,521,862)	(13,178,431)	(11,310,179)
Class C
From net investment income	(587,063)	(882,219)	(382,269)	(577,217)
From net realized gains	(622,886)	(590,558)	(403,242)	(376,753)
Class R2
From net investment income	(5,020,934)	(7,297,163)	(3,186,706)	(4,419,211)
From net realized gains	(4,416,798)	(4,259,082)	(3,009,463)	(2,511,321)
Class R6 (a)
From net investment income	(2,916,940)	(461,582)	(2,414,237)	(340,262)
From net realized gains	(2,210,782)	(703)	(1,861,685)	(683)
Institutional Class
From net investment income	(47,755,021)	(69,801,740)	(32,879,014)	(45,761,344)
From net realized gains	(37,779,480)	(33,644,738)	(26,541,562)	(21,574,483)
Select Class
From net investment income	(13,404,951)	(24,090,460)	(8,616,369)	(14,068,013)
From net realized gains	(11,144,240)	(12,609,316)	(7,242,330)	(7,195,217)

Total distributions to shareholders	(166,206,101)	(204,038,212)	(114,795,549)	(129,825,596)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	590,564,402	1,737,822,408	552,627,107	1,346,440,560

NET ASSETS:
Change in net assets	204,624,044	1,727,164,501	274,169,092	1,346,612,250
Beginning of period	6,020,984,003	4,293,819,502	4,033,790,576	2,687,178,326

End of period	$6,225,608,047	$6,020,984,003	$4,307,959,668	$4,033,790,576

Accumulated undistributed (distributons in excess of) net investment income	$(31,732,809)	$(4,325,796)	$(23,368,284)	$(2,721,068)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,988,437	$53,176,061	$24,536,956	$28,269,981
Net realized gain (loss)	(29,981,126)	10,398,475	(17,816,219)	6,081,504
Distributions of capital gains received from investment company affiliates	114,847,844	101,274,605	65,375,864	53,352,388
Change in net unrealized appreciation/depreciation	(315,140,662)	(17,743,736)	(176,421,338)	(10,086,791)

Change in net assets resulting from operations	(187,285,507)	147,105,405	(104,324,737)	77,617,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,148,372)	(22,513,386)	(8,640,436)	(11,672,181)
From net realized gains	(14,459,956)	(13,402,931)	(7,851,760)	(6,272,003)
Class C
From net investment income	(401,089)	(605,310)	(226,617)	(290,625)
From net realized gains	(444,222)	(450,220)	(237,331)	(191,821)
Class R2
From net investment income	(3,397,417)	(4,682,780)	(1,921,854)	(2,573,662)
From net realized gains	(3,212,576)	(3,038,904)	(1,847,386)	(1,512,690)
Class R6 (a)
From net investment income	(2,279,609)	(300,224)	(1,593,314)	(246,157)
From net realized gains	(1,937,126)	(768)	(1,288,652)	(690)
Institutional Class
From net investment income	(35,287,836)	(48,973,810)	(20,453,903)	(26,760,616)
From net realized gains	(31,065,229)	(26,174,363)	(17,141,051)	(12,899,668)
Select Class
From net investment income	(9,398,703)	(16,774,064)	(5,008,229)	(7,803,240)
From net realized gains	(8,679,387)	(9,750,982)	(4,386,792)	(4,083,632)

Total distributions to shareholders	(125,711,522)	(146,667,742)	(70,597,325)	(74,306,985)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	423,035,475	1,268,105,155	382,996,466	854,181,148

NET ASSETS:
Change in net assets	110,038,446	1,268,542,818	208,074,404	857,491,245
Beginning of period	4,328,832,866	3,060,290,048	2,390,256,800	1,532,765,555

End of period	$4,438,871,312	$4,328,832,866	$2,598,331,204	$2,390,256,800

Accumulated undistributed (distributions in excess of) net investment income	$(25,915,387)	$(2,990,798)	$(14,875,250)	$(1,567,853)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,987,419	$21,957,328	$4,061,433	$3,237,521
Net realized gain (loss)	(13,267,906)	3,799,063	(2,176,585)	144,936
Distributions of capital gains received from investment company affiliates	53,801,308	41,547,444	11,057,348	5,749,373
Change in net unrealized appreciation/depreciation	(143,821,125)	(6,947,235)	(28,716,929)	(891,314)

Change in net assets resulting from operations	(83,300,304)	60,356,600	(15,774,733)	8,240,516

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,852,097)	(9,176,241)	(1,488,614)	(1,133,976)
From net realized gains	(5,855,458)	(4,952,628)	(803,961)	(369,018)
Class C
From net investment income	(212,498)	(283,041)	(33,182)	(25,463)
From net realized gains	(209,820)	(193,237)	(21,916)	(10,741)
Class R2
From net investment income	(1,639,270)	(2,113,382)	(449,433)	(336,219)
From net realized gains	(1,480,365)	(1,246,757)	(261,418)	(118,024)
Class R6 (a)
From net investment income	(1,285,404)	(208,000)	(201,877)	(10,522)
From net realized gains	(982,261)	(690)	(98,810)	(392)
Institutional Class
From net investment income	(16,325,301)	(19,203,859)	(3,604,138)	(2,890,699)
From net realized gains	(12,893,437)	(9,267,496)	(1,820,383)	(834,536)
Select Class
From net investment income	(4,750,654)	(7,411,074)	(830,903)	(720,719)
From net realized gains	(3,922,949)	(3,922,161)	(440,356)	(218,415)

Total distributions to shareholders	(56,409,514)	(57,978,566)	(10,054,991)	(6,668,724)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	346,679,589	683,681,230	142,400,866	202,395,630

NET ASSETS:
Change in net assets	206,969,771	686,059,264	116,571,142	203,967,422
Beginning of period	1,881,478,571	1,195,419,307	336,377,137	132,409,715

End of period	$2,088,448,342	$1,881,478,571	$452,948,279	$336,377,137

Accumulated undistributed (distributions in excess of) net investment income	$(12,377,510)	$(1,299,705)	$(2,608,585)	$(61,871)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$89,727,312	$223,692,249	$143,322,817	$294,512,103
Distributions reinvested	9,540,758	13,847,990	14,459,462	16,374,626
Cost of shares redeemed	(84,956,576)	(169,326,886)	(119,880,419)	(187,359,839)

Change in net assets resulting from Class A capital transactions	$14,311,494	$68,213,353	$37,901,860	$123,526,890

Class C
Proceeds from shares issued	$4,716,163	$7,626,989	$5,780,823	$10,716,827
Distributions reinvested	275,460	289,861	398,214	350,990
Cost of shares redeemed	(2,421,840)	(4,360,436)	(3,378,551)	(7,603,748)

Change in net assets resulting from Class C capital transactions	$2,569,783	$3,556,414	$2,800,486	$3,464,069

Class R2
Proceeds from shares issued	$20,153,036	$40,384,406	$31,969,434	$52,076,278
Distributions reinvested	1,430,669	1,998,039	2,589,792	2,997,197
Cost of shares redeemed	(16,963,897)	(29,311,431)	(22,394,059)	(37,655,955)

Change in net assets resulting from Class R2 capital transactions	$4,619,808	$13,071,014	$12,165,167	$17,417,520

Class R6 (a)
Proceeds from shares issued	$40,482,798	$212,065,272	$70,191,643	$50,620,376
Distributions reinvested	4,211,114	1,165,791	2,089,947	303,271
Cost of shares redeemed	(8,974,285)	(2,565,172)	(15,336,565)	(6,315,616)

Change in net assets resulting from Class R6 capital transactions	$35,719,627	$210,665,891	$56,945,025	$44,608,031

Institutional Class
Proceeds from shares issued	$120,587,702	$447,907,082	$152,638,595	$730,591,013
Distributions reinvested	14,023,628	22,195,630	31,767,545	36,818,587
Cost of shares redeemed	(155,139,678)	(440,222,099)	(234,835,736)	(393,536,367)

Change in net assets resulting from Institutional Class capital transactions	$(20,528,348)	$29,880,613	$(50,429,596)	$373,873,233

Select Class
Proceeds from shares issued	$50,346,067	$93,418,479	$50,483,328	$126,827,382
Distributions reinvested	5,107,305	7,668,496	8,329,723	11,133,839
Cost of shares redeemed	(48,428,173)	(94,004,609)	(62,908,179)	(116,233,058)

Change in net assets resulting from Select Class capital transactions	$7,025,199	$7,082,366	$(4,095,128)	$21,728,163

Total change in net assets resulting from capital transactions	$43,717,563	$332,469,651	$55,287,814	$584,617,906

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	5,168,640	12,635,440	8,168,255	16,491,303
Reinvested	563,846	788,510	851,452	925,222
Redeemed	(4,897,743)	(9,551,777)	(6,862,477)	(10,483,562)

Change in Class A Shares	834,743	3,872,173	2,157,230	6,932,963

Class C
Issued	272,278	430,960	332,722	601,937
Reinvested	16,354	16,584	23,624	19,983
Redeemed	(140,518)	(246,752)	(195,279)	(427,570)

Change in Class C Shares	148,114	200,792	161,067	194,350

Class R2
Issued	1,168,674	2,279,847	1,835,551	2,919,577
Reinvested	84,755	114,032	152,987	169,911
Redeemed	(981,592)	(1,654,878)	(1,288,438)	(2,109,723)

Change in Class R2 Shares	271,837	739,001	700,100	979,765

Class R6 (a)
Issued	2,347,988	11,885,589	4,036,118	2,817,117
Reinvested	248,119	65,984	122,690	16,965
Redeemed	(516,954)	(143,163)	(870,367)	(348,644)

Change in Class R6 Shares	2,079,153	11,808,410	3,288,441	2,485,438

Institutional Class
Issued	6,894,300	25,115,359	8,676,446	40,658,907
Reinvested	826,138	1,259,487	1,865,034	2,073,769
Redeemed	(8,937,057)	(24,703,127)	(13,488,867)	(21,912,120)

Change in Institutional Class Shares	(1,216,619)	1,671,719	(2,947,387)	20,820,556

Select Class
Issued	2,909,099	5,254,664	2,881,501	7,086,829
Reinvested	301,344	436,021	489,627	628,076
Redeemed	(2,794,156)	(5,295,140)	(3,605,126)	(6,481,324)

Change in Select Class Shares	416,287	395,545	(233,998)	1,233,581

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$288,593,327	$578,479,491	$280,476,578	$569,934,467
Distributions reinvested	34,516,187	44,822,386	33,642,370	39,979,583
Cost of shares redeemed	(186,773,068)	(308,585,004)	(134,929,671)	(234,171,505)

Change in net assets resulting from Class A capital transactions	$136,336,446	$314,716,873	$179,189,277	$375,742,545

Class C
Proceeds from shares issued	$13,563,490	$24,736,777	$11,026,140	$26,740,641
Distributions reinvested	951,843	937,343	906,287	859,332
Cost of shares redeemed	(8,727,917)	(10,271,402)	(8,607,737)	(10,442,486)

Change in net assets resulting from Class C capital transactions	$5,787,416	$15,402,718	$3,324,690	$17,157,487

Class R2
Proceeds from shares issued	$84,302,988	$121,599,512	$68,642,128	$110,446,221
Distributions reinvested	7,067,961	8,893,774	6,391,407	7,666,211
Cost of shares redeemed	(43,040,937)	(54,382,930)	(31,351,265)	(47,076,060)

Change in net assets resulting from Class R2 capital transactions	$48,330,012	$76,110,356	$43,682,270	$71,036,372

Class R6 (a)
Proceeds from shares issued	$134,602,257	$101,423,490	$119,368,948	$86,648,511
Distributions reinvested	5,047,100	554,137	4,589,998	434,931
Cost of shares redeemed	(16,335,798)	(4,676,646)	(8,692,535)	(4,391,454)

Change in net assets resulting from Class R6 capital transactions	$123,313,559	$97,300,981	$115,266,411	$82,691,988

Institutional Class
Proceeds from shares issued	$393,748,695	$1,417,556,542	$415,928,962	$1,289,613,159
Distributions reinvested	81,994,250	104,308,859	73,375,803	84,916,319
Cost of shares redeemed	(394,489,858)	(548,007,141)	(253,409,763)	(381,224,294)

Change in net assets resulting from Institutional Class capital transactions	$81,253,087	$973,858,260	$235,895,002	$993,305,184

Select Class
Proceeds from shares issued	$133,113,218	$310,653,769	$124,584,760	$284,235,278
Distributions reinvested	23,787,084	36,105,117	19,802,177	26,749,119
Cost of shares redeemed	(151,728,141)	(214,149,374)	(90,628,244)	(139,909,466)

Change in net assets resulting from Select Class capital transactions	$5,172,161	$132,609,512	$53,758,693	$171,074,931

Total change in net assets resulting from capital transactions	$400,192,681	$1,609,998,700	$631,116,343	$1,711,008,507

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	15,869,416	31,083,830	15,918,550	31,564,727
Reinvested	1,962,436	2,439,254	1,978,603	2,246,909
Redeemed	(10,300,945)	(16,571,139)	(7,680,519)	(12,994,770)

Change in Class A Shares	7,530,907	16,951,945	10,216,634	20,816,866

Class C
Issued	751,005	1,330,746	630,219	1,481,980
Reinvested	54,387	51,275	53,505	48,531
Redeemed	(485,499)	(552,685)	(494,350)	(578,591)

Change in Class C Shares	319,893	829,336	189,374	951,920

Class R2
Issued	4,677,787	6,534,547	3,914,916	6,135,713
Reinvested	403,098	485,578	377,069	432,452
Redeemed	(2,375,025)	(2,924,479)	(1,788,787)	(2,613,015)

Change in Class R2 Shares	2,705,860	4,095,646	2,503,198	3,955,150

Class R6 (a)
Issued	7,462,288	5,412,274	6,846,049	4,771,901
Reinvested	285,626	29,750	269,112	24,061
Redeemed	(897,223)	(247,718)	(490,768)	(240,269)

Change in Class R6 Shares	6,850,691	5,194,306	6,624,393	4,555,693

Institutional Class
Issued	21,453,046	75,523,896	23,441,449	70,947,385
Reinvested	4,642,340	5,651,059	4,302,194	4,754,763
Redeemed	(21,892,868)	(29,238,013)	(14,507,077)	(20,990,116)

Change in Institutional Class Shares	4,202,518	51,936,942	13,236,566	54,712,032

Select Class
Issued	7,310,185	16,616,126	7,087,760	15,716,814
Reinvested	1,348,292	1,959,176	1,161,954	1,500,307
Redeemed	(8,344,610)	(11,463,039)	(5,177,938)	(7,724,433)

Change in Select Class Shares	313,867	7,112,263	3,071,776	9,492,688

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$327,486,005	$593,341,448	$228,062,290	$437,517,645
Distributions reinvested	38,022,628	47,240,624	26,673,983	31,235,527
Cost of shares redeemed	(174,579,364)	(271,209,567)	(103,254,224)	(183,353,403)

Change in net assets resulting from Class A capital transactions	$190,929,269	$369,372,505	$151,482,049	$285,399,769

Class C
Proceeds from shares issued	$10,405,011	$25,931,439	$7,785,714	$18,170,500
Distributions reinvested	788,716	751,228	529,704	523,989
Cost of shares redeemed	(9,608,342)	(12,324,323)	(8,647,345)	(5,649,243)

Change in net assets resulting from Class C capital transactions	$1,585,385	$14,358,344	$(331,927)	$13,045,246

Class R2
Proceeds from shares issued	$102,727,898	$141,589,205	$64,930,328	$96,465,172
Distributions reinvested	8,613,710	10,730,068	5,703,836	6,570,558
Cost of shares redeemed	(43,366,907)	(59,734,164)	(28,714,524)	(37,343,336)

Change in net assets resulting from Class R2 capital transactions	$67,974,701	$92,585,109	$41,919,640	$65,692,394

Class R6 (a)
Proceeds from shares issued	$113,918,230	$100,665,493	$94,984,449	$82,096,456
Distributions reinvested	4,865,844	462,285	4,082,448	340,945
Cost of shares redeemed	(8,228,982)	(4,304,681)	(7,753,177)	(4,093,127)

Change in net assets resulting from Class R6 capital transactions	$110,555,092	$96,823,097	$91,313,720	$78,344,274

Institutional Class
Proceeds from shares issued	$462,460,046	$1,330,537,673	$344,202,177	$989,633,643
Distributions reinvested	82,825,069	101,807,091	57,909,832	65,779,220
Cost of shares redeemed	(351,293,086)	(436,888,638)	(184,941,630)	(294,599,074)

Change in net assets resulting from Institutional Class capital transactions	$193,992,029	$995,456,126	$217,170,379	$760,813,789

Select Class
Proceeds from shares issued	$133,283,255	$334,081,077	$100,096,177	$226,130,394
Distributions reinvested	24,233,797	36,327,549	15,593,416	20,855,073
Cost of shares redeemed	(131,989,126)	(201,181,399)	(64,616,347)	(103,840,379)

Change in net assets resulting from Select Class capital transactions	$25,527,926	$169,227,227	$51,073,246	$143,145,088

Total change in net assets resulting from capital transactions	$590,564,402	$1,737,822,408	$552,627,107	$1,346,440,560

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	17,321,979	30,526,882	12,596,467	23,468,975
Reinvested	2,088,564	2,471,068	1,532,852	1,707,011
Redeemed	(9,258,837)	(13,984,527)	(5,727,622)	(9,880,548)

Change in Class A Shares	10,151,706	19,013,423	8,401,697	15,295,438

Class C
Issued	554,443	1,340,970	434,138	979,065
Reinvested	43,722	39,642	30,699	28,851
Redeemed	(515,374)	(638,248)	(483,303)	(304,738)

Change in Class C Shares	82,791	742,364	(18,466)	703,178

Class R2
Issued	5,481,426	7,289,673	3,598,296	5,183,072
Reinvested	474,630	563,472	328,747	360,337
Redeemed	(2,306,999)	(3,074,923)	(1,594,086)	(2,008,597)

Change in Class R2 Shares	3,649,057	4,778,222	2,332,957	3,534,812

Class R6 (a)
Issued	6,072,886	5,134,129	5,297,415	4,363,808
Reinvested	266,081	23,725	233,440	18,222
Redeemed	(430,544)	(218,052)	(427,664)	(214,737)

Change in Class R6 Shares	5,908,423	4,939,802	5,103,191	4,167,293

Institutional Class
Issued	24,143,814	67,862,754	18,770,824	52,644,264
Reinvested	4,529,256	5,298,302	3,312,457	3,575,216
Redeemed	(18,829,688)	(22,295,830)	(10,316,349)	(15,677,670)

Change in Institutional Class Shares	9,843,382	50,865,226	11,766,932	40,541,810

Select Class
Issued	7,034,104	17,151,411	5,524,111	12,082,428
Reinvested	1,327,997	1,896,181	892,352	1,134,935
Redeemed	(6,986,869)	(10,338,319)	(3,588,133)	(5,540,554)

Change in Select Class Shares	1,375,232	8,709,273	2,828,330	7,676,809

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$239,578,477	$408,581,072	$153,486,208	$263,684,919
Distributions reinvested	27,968,454	33,845,161	15,598,306	17,002,130
Cost of shares redeemed	(124,252,881)	(203,477,822)	(64,038,314)	(107,945,415)

Change in net assets resulting from Class A capital transactions	$143,294,050	$238,948,411	$105,046,200	$172,741,634

Class C
Proceeds from shares issued	$6,700,964	$18,640,933	$4,417,310	$9,168,115
Distributions reinvested	486,667	498,565	264,351	254,459
Cost of shares redeemed	(6,591,614)	(11,405,202)	(3,089,386)	(3,429,482)

Change in net assets resulting from Class C capital transactions	$596,017	$7,734,296	$1,592,275	$5,993,092

Class R2
Proceeds from shares issued	$71,578,577	$96,922,341	$37,249,607	$67,885,339
Distributions reinvested	6,090,774	7,129,907	3,506,626	3,857,634
Cost of shares redeemed	(34,267,572)	(43,483,983)	(18,535,577)	(29,550,822)

Change in net assets resulting from Class R2 capital transactions	$43,401,779	$60,568,265	$22,220,656	$42,192,151

Class R6 (a)
Proceeds from shares issued	$89,252,733	$76,373,751	$55,051,275	$62,264,548
Distributions reinvested	3,940,784	300,992	2,756,748	246,841
Cost of shares redeemed	(7,129,482)	(1,707,869)	(6,080,576)	(2,001,709)

Change in net assets resulting from Class R6 capital transactions	$86,064,035	$74,966,874	$51,727,447	$60,509,680

Institutional Class
Proceeds from shares issued	$385,132,376	$980,727,933	$247,443,475	$609,795,807
Distributions reinvested	63,465,451	73,626,871	36,394,800	38,639,443
Cost of shares redeemed	(308,924,115)	(299,778,807)	(121,154,140)	(177,365,046)

Change in net assets resulting from Institutional Class capital transactions	$139,673,712	$754,575,997	$162,684,135	$471,070,204

Select Class
Proceeds from shares issued	$97,389,660	$246,202,147	$69,412,240	$155,140,729
Distributions reinvested	17,843,025	26,200,370	9,239,310	11,650,904
Cost of shares redeemed	(105,226,803)	(141,091,205)	(38,925,797)	(65,117,246)

Change in net assets resulting from Select Class capital transactions	$10,005,882	$131,311,312	$39,725,753	$101,674,387

Total change in net assets resulting from capital transactions	$423,035,475	$1,268,105,155	$382,996,466	$854,181,148

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	12,385,032	20,418,763	8,359,309	13,920,870
Reinvested	1,503,789	1,727,187	885,079	916,546
Redeemed	(6,429,084)	(10,224,745)	(3,495,356)	(5,729,767)

Change in Class A Shares	7,459,737	11,921,205	5,749,032	9,107,649

Class C
Issued	350,233	937,973	242,756	486,213
Reinvested	26,502	25,719	15,111	13,796
Redeemed	(345,096)	(574,333)	(170,698)	(181,847)

Change in Class C Shares	31,639	389,359	87,169	318,162

Class R2
Issued	3,727,826	4,849,795	2,036,762	3,593,663
Reinvested	328,956	365,454	199,634	208,703
Redeemed	(1,780,659)	(2,177,908)	(1,013,483)	(1,564,026)

Change in Class R2 Shares	2,276,123	3,037,341	1,222,913	2,238,340

Class R6 (a)
Issued	4,643,749	3,781,642	3,023,646	3,265,300
Reinvested	210,853	14,988	155,844	12,996
Redeemed	(367,692)	(83,558)	(329,763)	(103,407)

Change in Class R6 Shares	4,486,910	3,713,072	2,849,727	3,174,889

Institutional Class
Issued	19,546,118	48,581,539	13,337,109	31,985,324
Reinvested	3,395,890	3,735,838	2,056,888	2,072,926
Redeemed	(16,207,352)	(14,855,251)	(6,684,621)	(9,312,374)

Change in Institutional Class Shares	6,734,656	37,462,126	8,709,376	24,745,876

Select Class
Issued	5,013,918	12,293,963	3,788,885	8,176,042
Reinvested	956,890	1,333,257	522,688	625,998
Redeemed	(5,381,081)	(7,048,585)	(2,125,627)	(3,432,317)

Change in Select Class Shares	589,727	6,578,635	2,185,946	5,369,723

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$127,843,588	$214,162,638	$49,479,454	$55,345,915
Distributions reinvested	11,938,879	13,270,194	2,136,399	1,403,604
Cost of shares redeemed	(54,642,476)	(92,795,148)	(12,509,013)	(15,736,271)

Change in net assets resulting from Class A capital transactions	$85,139,991	$134,637,684	$39,106,840	$41,013,248

Class C
Proceeds from shares issued	$4,147,428	$8,364,662	$1,224,801	$2,139,714
Distributions reinvested	247,251	261,196	33,895	14,341
Cost of shares redeemed	(3,361,357)	(3,392,367)	(883,943)	(449,041)

Change in net assets resulting from Class C capital transactions	$1,033,322	$5,233,491	$374,753	$1,705,014

Class R2
Proceeds from shares issued	$36,095,007	$60,508,090	$13,658,982	$19,659,235
Distributions reinvested	2,864,748	3,082,798	657,534	442,179
Cost of shares redeemed	(20,025,615)	(26,804,295)	(3,839,360)	(4,490,455)

Change in net assets resulting from Class R2 capital transactions	$18,934,140	$36,786,593	$10,477,156	$15,610,959

Class R6 (a)
Proceeds from shares issued	$43,008,734	$50,220,500	$11,589,802	$3,424,637
Distributions reinvested	2,144,438	208,690	261,513	10,914
Cost of shares redeemed	(4,300,340)	(1,248,304)	(565,317)	(75,886)

Change in net assets resulting from Class R6 capital transactions	$40,852,832	$49,180,886	$11,285,998	$3,359,665

Institutional Class
Proceeds from shares issued	$282,066,358	$485,454,686	$81,092,591	$129,485,667
Distributions reinvested	27,682,060	27,551,099	5,398,142	3,696,813
Cost of shares redeemed	(136,427,042)	(141,995,856)	(19,368,636)	(22,262,498)

Change in net assets resulting from Institutional Class capital transactions	$173,321,376	$371,009,929	$67,122,097	$110,919,982

Select Class
Proceeds from shares issued	$75,882,079	$151,324,337	$21,959,157	$37,470,668
Distributions reinvested	8,555,021	11,192,775	1,236,922	901,809
Cost of shares redeemed	(57,039,172)	(75,684,465)	(9,162,057)	(8,585,715)

Change in net assets resulting from Select Class capital transactions	$27,397,928	$86,832,647	$14,034,022	$29,786,762

Total change in net assets resulting from capital transactions	$346,679,589	$683,681,230	$142,400,866	$202,395,630

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	6,974,880	11,344,408	2,437,343	2,656,449
Reinvested	678,018	716,739	109,339	68,605
Redeemed	(2,995,931)	(4,934,455)	(618,525)	(756,430)

Change in Class A Shares	4,656,967	7,126,692	1,928,157	1,968,624

Class C
Issued	228,261	445,571	60,867	102,645
Reinvested	14,161	14,209	1,742	703
Redeemed	(186,418)	(179,722)	(43,904)	(21,501)

Change in Class C Shares	56,004	280,058	18,705	81,847

Class R2
Issued	1,980,537	3,201,816	675,821	945,379
Reinvested	163,273	167,093	33,698	21,654
Redeemed	(1,098,112)	(1,422,182)	(190,100)	(216,359)

Change in Class R2 Shares	1,045,698	1,946,727	519,419	750,674

Class R6 (a)
Issued	2,361,895	2,644,813	577,351	161,062
Reinvested	121,160	10,996	13,356	524
Redeemed	(234,091)	(64,470)	(28,043)	(3,573)

Change in Class R6 Shares	2,248,964	2,591,339	562,664	158,013

Institutional Class
Issued	15,158,472	25,483,553	3,975,927	6,195,474
Reinvested	1,564,996	1,479,923	275,899	180,122
Redeemed	(7,554,845)	(7,480,645)	(955,045)	(1,062,002)

Change in Institutional Class Shares	9,168,623	19,482,831	3,296,781	5,313,594

Select Class
Issued	4,144,611	7,985,082	1,086,031	1,794,037
Reinvested	484,249	602,688	63,220	43,984
Redeemed	(3,095,400)	(3,999,544)	(455,013)	(413,601)

Change in Select Class Shares	1,533,460	4,588,226	694,238	1,424,420

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$17.60	$0.18	(h)	$(0.59)	$(0.41)	$(0.23)	$(0.06)	$(0.29)
Year Ended June 30, 2015	17.72	0.32	(h)(j)	0.00 (k)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36	(h)	1.38	1.74	(0.43)	—	(0.43)
Year Ended June 30, 2013	15.79	0.36	(h)	0.66	1.02	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.82	0.43	(h)	(0.06)	0.37	(0.40)	—	(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2015 (Unaudited)	17.53	0.12	(h)	(0.59)	(0.47)	(0.17)	(0.06)	(0.23)
Year Ended June 30, 2015	17.66	0.20	(h)(j)	0.00 (k)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26	(h)	1.36	1.62	(0.32)	—	(0.32)
Year Ended June 30, 2013	15.75	0.25	(h)	0.66	0.91	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.78	0.32	(h)	(0.05)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)	—	(0.34)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	17.57	0.16	(h)	(0.60)	(0.44)	(0.21)	(0.06)	(0.27)
Year Ended June 30, 2015	17.69	0.28	(h)(j)	0.00 (k)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31	(h)	1.38	1.69	(0.39)	—	(0.39)
Year Ended June 30, 2013	15.77	0.32	(h)	0.67	0.99	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.81	0.40	(h)	(0.07)	0.33	(0.37)	—	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)	—	(0.40)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	17.66	0.21	(h)	(0.61)	(0.40)	(0.25)	(0.06)	(0.31)
November 3, 2014 (i) through June 30, 2015	17.75	0.49	(h)(j)	(0.18)	0.31	(0.40)	—	(0.40)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	17.66	0.20	(h)	(0.60)	(0.40)	(0.25)	(0.06)	(0.31)
Year Ended June 30, 2015	17.78	0.36	(h)(j)	0.00 (k)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39	(h)	1.40	1.79	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.83	0.40	(h)	0.67	1.07	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.85	0.46	(h)	(0.04)	0.42	(0.44)	—	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)	—	(0.47)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	17.63	0.19	(h)	(0.60)	(0.41)	(0.24)	(0.06)	(0.30)
Year Ended June 30, 2015	17.75	0.34	(h)(j)	0.00 (k)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37	(h)	1.39	1.76	(0.44)	—	(0.44)
Year Ended June 30, 2013	15.81	0.38	(h)	0.66	1.04	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.83	0.44	(h)	(0.05)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than $0.01.
(l)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$16.90	(2.32)%	$590,365,045	0.28%	2.05%		0.58%		11%
17.60	1.81	600,404,300	0.27	1.80	(j)	0.58		10
17.72	10.68	535,792,964	0.27	2.09		0.57		11
16.41	6.48	207,251,354	0.27	2.16		0.57		20
15.79	2.44	121,365,820	0.27	2.75		0.58		10
15.82	14.07	69,177,162	0.27	2.92		0.56		30

16.83	(2.65)	25,764,948	0.93	1.42		1.08		11
17.53	1.12	24,249,797	0.92	1.15	(j)	1.09		10
17.66	9.98	20,874,415	0.92	1.54		1.07		11
16.36	5.80	6,649,282	0.92	1.53		1.07		20
15.75	1.79	4,691,065	0.92	2.08		1.08		10
15.78	13.27	3,487,584	0.92	2.24		1.06		30

16.86	(2.51)	100,237,588	0.53	1.81		0.86		11
17.57	1.58	99,663,111	0.52	1.56	(j)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11
16.39	6.26	31,858,647	0.52	1.96		0.82		20
15.77	2.18	15,109,569	0.52	2.57		0.84		10
15.81	13.81	1,250,861	0.52	2.65		0.82		30

16.95	(2.23)	235,372,144	0.00	2.40		0.00	(l)	11
17.66	1.76	208,521,972	0.00	4.22	(j)	0.00	(l)	10

16.95	(2.26)	779,343,630	0.05	2.27		0.15		11
17.66	2.04	833,438,828	0.03	2.00	(j)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11
16.46	6.79	393,543,989	0.02	2.40		0.17		20
15.83	2.74	260,033,867	0.02	2.96		0.18		10
15.85	14.29	174,000,764	0.02	3.03		0.15		30

16.92	(2.33)	299,659,926	0.18	2.17		0.32		11
17.63	1.91	304,856,274	0.17	1.91	(j)	0.34		10
17.75	10.82	299,870,855	0.17	2.17		0.32		11
16.43	6.57	115,267,735	0.17	2.27		0.32		20
15.81	2.58	75,389,029	0.17	2.81		0.33		10
15.83	14.14	48,015,171	0.17	2.87		0.31		30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$17.76	$0.18	(h)	$(0.62)	$(0.44)	$(0.23)	$(0.15)	$(0.38)
Year Ended June 30, 2015	17.87	0.33	(h)(j)	0.07	0.40	(0.45)	(0.06)	(0.51)
Year Ended June 30, 2014	16.31	0.34	(h)	1.68	2.02	(0.46)	—	(0.46)
Year Ended June 30, 2013	15.39	0.36	(h)	0.97	1.33	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.48	0.41	(h)	(0.12)	0.29	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.30	0.42	(h)	2.16	2.58	(0.40)	—	(0.40)

Class C
Six Months Ended December 31, 2015 (Unaudited)	17.64	0.13	(h)	(0.62)	(0.49)	(0.18)	(0.15)	(0.33)
Year Ended June 30, 2015	17.76	0.21	(h)(j)	0.07	0.28	(0.34)	(0.06)	(0.40)
Year Ended June 30, 2014	16.21	0.22	(h)	1.68	1.90	(0.35)	—	(0.35)
Year Ended June 30, 2013	15.30	0.25	(h)	0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30	(h)	(0.12)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2011	13.25	0.31	(h)	2.16	2.47	(0.31)	—	(0.31)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	17.71	0.16	(h)	(0.62)	(0.46)	(0.21)	(0.15)	(0.36)
Year Ended June 30, 2015	17.82	0.28	(h)(j)	0.08	0.36	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2014	16.27	0.30	(h)	1.67	1.97	(0.42)	—	(0.42)
Year Ended June 30, 2013	15.36	0.33	(h)	0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38	(h)	(0.13)	0.25	(0.35)	—	(0.35)
Year Ended June 30, 2011	13.29	0.39	(h)	2.15	2.54	(0.37)	—	(0.37)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	17.81	0.24	(h)	(0.65)	(0.41)	(0.26)	(0.15)	(0.41)
November 3, 2014 (i) through June 30, 2015	17.92	0.26	(h)(j)	0.11	0.37	(0.42)	(0.06)	(0.48)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	17.81	0.20	(h)	(0.63)	(0.43)	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2015	17.91	0.37	(h)(j)	0.09	0.46	(0.50)	(0.06)	(0.56)
Year Ended June 30, 2014	16.35	0.38	(h)	1.68	2.06	(0.50)	—	(0.50)
Year Ended June 30, 2013	15.42	0.40	(h)	0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44	(h)	(0.12)	0.32	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.32	0.44	(h)	2.18	2.62	(0.43)	—	(0.43)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	17.79	0.19	(h)	(0.62)	(0.43)	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2015	17.90	0.35	(h)(j)	0.07	0.42	(0.47)	(0.06)	(0.53)
Year Ended June 30, 2014	16.33	0.35	(h)	1.69	2.04	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.41	0.38	(h)	0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42	(h)	(0.12)	0.30	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.31	0.42	(h)	2.18	2.60	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$16.94	(2.42)%	$677,277,033	0.29%	2.08%		0.56%		11%
17.76	2.28	671,796,712	0.28	1.82	(j)	0.56		12
17.87	12.49	552,000,974	0.28	1.97		0.56		10
16.31	8.66	345,597,966	0.28	2.23		0.57		21
15.39	1.97	224,499,324	0.28	2.69		0.57		16
15.48	19.47	138,715,314	0.28	2.81		0.58		12

16.82	(2.75)	27,373,254	0.94	1.45		1.08		11
17.64	1.59	25,865,433	0.93	1.19	(j)	1.07		12
17.76	11.81	22,582,903	0.93	1.30		1.06		10
16.21	7.99	17,518,436	0.93	1.58		1.06		21
15.30	1.22	11,606,585	0.93	2.03		1.07		16
15.41	18.69	8,175,672	0.93	2.10		1.08		12

16.89	(2.55)	131,052,321	0.54	1.84		0.84		11
17.71	2.03	125,015,610	0.53	1.57	(j)	0.83		12
17.82	12.21	108,335,745	0.53	1.73		0.81		10
16.27	8.38	56,742,819	0.53	2.06		0.82		21
15.36	1.72	33,178,533	0.53	2.48		0.83		16
15.46	19.21	5,587,838	0.53	2.56		0.83		12

16.99	(2.27)	98,073,403	0.00	2.73		0.00	(k)	11
17.81	2.04	44,259,790	0.00	2.18	(j)	0.00	(k)	12

16.98	(2.35)	1,327,438,492	0.06	2.28		0.14		11
17.81	2.57	1,444,189,771	0.04	2.05	(j)	0.15		12
17.91	12.73	1,079,859,658	0.03	2.21		0.16		10
16.35	8.97	607,263,583	0.03	2.48		0.17		21
15.42	2.21	337,354,170	0.03	2.92		0.17		16
15.51	19.77	213,270,237	0.03	2.93		0.18		12

16.97	(2.36)	362,403,249	0.19	2.17		0.30		11
17.79	2.37	384,115,065	0.18	1.93	(j)	0.31		12
17.90	12.64	364,358,698	0.18	2.05		0.31		10
16.33	8.75	247,864,903	0.18	2.33		0.32		21
15.41	2.06	193,787,532	0.18	2.77		0.32		16
15.50	19.62	139,335,245	0.18	2.80		0.33		12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$18.50	$0.19	(h)	$(0.68)	$(0.49)	$(0.25)	$(0.19)	$(0.44)
Year Ended June 30, 2015	18.62	0.34	(h)(j)	0.25	0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33	(h)	2.13	2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35	(h)	1.34	1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38	(h)	(0.17)	0.21	(0.34)	—	(0.34)
Year Ended June 30, 2011	13.00	0.38	(h)	2.52	2.90	(0.36)	—	(0.36)

Class C
Six Months Ended December 31, 2015 (Unaudited)	18.42	0.14	(h)	(0.69)	(0.55)	(0.19)	(0.19)	(0.38)
Year Ended June 30, 2015	18.56	0.21	(h)(j)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21	(h)	2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25	(h)	1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27	(h)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(h)	2.49	2.78	(0.27)	—	(0.27)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	18.45	0.17	(h)	(0.68)	(0.51)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	18.58	0.29	(h)(j)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29	(h)	2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32	(h)	1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34	(h)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(h)	2.51	2.86	(0.33)	—	(0.33)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	18.58	0.26	(h)	(0.73)	(0.47)	(0.28)	(0.19)	(0.47)
November 3, 2014 (i) through June 30, 2015	18.75	0.27	(h)(j)	0.23	0.50	(0.45)	(0.22)	(0.67)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	18.57	0.21	(h)	(0.68)	(0.47)	(0.27)	(0.19)	(0.46)
Year Ended June 30, 2015	18.69	0.38	(h)(j)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38	(h)	2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40	(h)	1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41	(h)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(h)	2.53	2.94	(0.39)	—	(0.39)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	18.55	0.20	(h)	(0.68)	(0.48)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.68	0.36	(h)(j)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35	(h)	2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36	(h)	1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39	(h)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(h)	2.51	2.91	(0.37)	—	(0.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.57	(2.61)%	$1,474,092,544	0.29%	2.13%		0.56%		6%
18.50	3.23	1,413,064,773	0.28	1.80	(j)	0.56		8
18.62	14.87	1,106,943,955	0.28	1.86		0.55		9
16.70	11.04	652,936,166	0.28	2.16		0.57		23
15.41	1.48	396,662,789	0.28	2.50		0.58		12
15.54	22.41	212,703,422	0.28	2.54		0.58		12

17.49	(2.94)	58,953,093	0.94	1.49		1.08		6
18.42	2.50	56,200,731	0.93	1.15	(j)	1.08		8
18.56	14.17	41,225,755	0.93	1.20		1.05		9
16.65	10.33	26,331,781	0.93	1.50		1.07		23
15.37	0.84	17,329,335	0.93	1.83		1.08		12
15.50	21.51	12,604,090	0.93	1.90		1.09		12

17.52	(2.73)	335,076,927	0.54	1.90		0.83		6
18.45	2.94	303,004,617	0.53	1.55	(j)	0.83		8
18.58	14.58	229,054,335	0.53	1.63		0.80		9
16.67	10.75	123,433,251	0.53	1.96		0.82		23
15.39	1.22	66,197,474	0.53	2.22		0.84		12
15.53	22.11	10,648,198	0.53	2.32		0.84		12

17.64	(2.51)	212,488,428	0.00	2.86		0.00	(k)	6
18.58	2.73	96,486,068	0.00	2.14	(j)	0.00	(k)	8

17.64	(2.49)	3,149,481,004	0.06	2.33		0.14		6
18.57	3.45	3,238,307,085	0.04	2.02	(j)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9
16.76	11.33	1,199,064,978	0.03	2.39		0.17		23
15.46	1.72	595,699,881	0.03	2.73		0.18		12
15.59	22.69	365,232,969	0.03	2.72		0.18		12

17.62	(2.56)	921,084,148	0.19	2.22		0.31		6
18.55	3.26	964,095,152	0.18	1.91	(j)	0.30		8
18.68	14.99	837,787,313	0.18	1.95		0.30		9
16.75	11.17	579,236,917	0.18	2.18		0.32		23
15.45	1.63	529,645,002	0.18	2.57		0.33		12
15.57	22.47	423,159,326	0.18	2.64		0.33		12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$17.97	$0.18	(h)	$(0.72)	$(0.54)	$(0.24)	$(0.19)	$(0.43)
Year Ended June 30, 2015	18.00	0.30	(h)(j)	0.35	0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29	(h)	2.39	2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32	(h)	1.58	1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32	(h)	(0.29)	0.03	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2011	12.15	0.33	(h)	2.70	3.03	(0.30)	(0.07)	(0.37)

Class C
Six Months Ended December 31, 2015 (Unaudited)	17.91	0.12	(h)	(0.72)	(0.60)	(0.18)	(0.19)	(0.37)
Year Ended June 30, 2015	17.95	0.18	(h)(j)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18	(h)	2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22	(h)	1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23	(h)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(h)	2.71	2.94	(0.22)	(0.07)	(0.29)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	17.92	0.16	(h)	(0.73)	(0.57)	(0.22)	(0.19)	(0.41)
Year Ended June 30, 2015	17.95	0.25	(h)(j)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25	(h)	2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29	(h)	1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29	(h)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(h)	2.70	2.99	(0.27)	(0.07)	(0.34)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	18.03	0.25	(h)	(0.77)	(0.52)	(0.27)	(0.19)	(0.46)
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)(j)	0.32	0.56	(0.45)	(0.21)	(0.66)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	18.03	0.20	(h)	(0.73)	(0.53)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.05	0.34	(h)(j)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34	(h)	2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35	(h)	1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36	(h)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(h)	2.72	3.07	(0.33)	(0.07)	(0.40)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	18.01	0.19	(h)	(0.73)	(0.54)	(0.25)	(0.19)	(0.44)
Year Ended June 30, 2015	18.04	0.32	(h)(j)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31	(h)	2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34	(h)	1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33	(h)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(h)	2.73	3.06	(0.32)	(0.07)	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.00	(2.96)%	$1,424,382,720	0.30%	2.03%		0.56%		5%
17.97	3.74	1,322,590,934	0.29	1.66	(j)	0.56		8
18.00	16.96	949,827,525	0.29	1.69		0.56		7
16.03	13.23	524,850,362	0.29	2.03		0.58		14
14.50	0.30	304,654,425	0.29	2.29		0.59		13
14.81	25.08	166,459,484	0.29	2.27		0.59		13

16.94	(3.29)	53,614,975	0.95	1.34		1.09		5
17.91	3.07	53,305,463	0.94	1.01	(j)	1.08		8
17.95	16.18	36,336,181	0.94	1.05		1.06		7
16.00	12.54	20,270,701	0.94	1.41		1.08		14
14.48	(0.39)	9,094,758	0.94	1.65		1.09		13
14.80	24.25	5,333,896	0.94	1.60		1.09		13

16.94	(3.14)	293,296,906	0.55	1.80		0.83		5
17.92	3.50	265,307,239	0.54	1.39	(j)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7
16.00	13.01	90,656,793	0.54	1.86		0.83		14
14.47	0.03	48,206,399	0.54	2.05		0.85		13
14.79	24.75	11,214,211	0.54	2.02		0.84		13

17.05	(2.86)	190,623,908	0.00	2.79		0.00	(k)	5
18.03	3.16	82,127,377	0.00	1.97	(j)	0.00	(k)	8

17.05	(2.89)	2,828,846,320	0.06	2.25		0.14		5
18.03	4.02	2,752,521,619	0.05	1.89	(j)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7
16.07	13.54	684,782,838	0.04	2.25		0.18		14
14.53	0.53	261,570,481	0.04	2.55		0.19		13
14.84	25.39	90,629,871	0.04	2.43		0.19		13

17.03	(2.96)	773,370,770	0.20	2.12		0.30		5
18.01	3.82	762,445,476	0.19	1.77	(j)	0.31		8
18.04	17.10	592,406,545	0.19	1.78		0.31		7
16.06	13.39	348,288,801	0.19	2.15		0.33		14
14.52	0.32	235,342,053	0.19	2.36		0.34		13
14.84	25.22	127,173,268	0.19	2.29		0.34		13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.37	$0.18	(h)	$(0.87)	$(0.69)	$(0.25)	$(0.22)	$(0.47)
Year Ended June 30, 2015	19.38	0.30	(h)(j)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28	(h)	2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32	(h)	1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31	(h)	(0.49)	(0.18)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.44	0.30	(h)	3.05	3.35	(0.28)	—	(0.28)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.22	0.12	(h)	(0.86)	(0.74)	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2015	19.25	0.17	(h)(j)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16	(h)	2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21	(h)	1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21	(h)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(h)	3.04	3.25	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.31	0.16	(h)	(0.87)	(0.71)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	19.33	0.25	(h)(j)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24	(h)	2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28	(h)	1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28	(h)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(h)	3.07	3.33	(0.26)	—	(0.26)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	19.45	0.26	(h)	(0.93)	(0.67)	(0.28)	(0.22)	(0.50)
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)(j)	0.41	0.65	(0.48)	(0.27)	(0.75)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	19.45	0.21	(h)	(0.87)	(0.66)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	19.46	0.35	(h)(j)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33	(h)	2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35	(h)	1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35	(h)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(h)	3.08	3.41	(0.32)	—	(0.32)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	19.41	0.19	(h)	(0.87)	(0.68)	(0.26)	(0.22)	(0.48)
Year Ended June 30, 2015	19.42	0.32	(h)(j)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30	(h)	2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31	(h)	1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32	(h)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(h)	3.06	3.38	(0.30)	—	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$18.21	(3.51)%	$1,575,298,930	0.30%	1.94%		0.57%		9%
19.37	4.05	1,479,265,341	0.29	1.54	(j)	0.57		10
19.38	18.75	1,111,610,185	0.29	1.54		0.56		10
16.94	15.12	626,316,366	0.29	1.93		0.59		21
15.05	(1.07)	357,065,620	0.29	2.14		0.60		15
15.51	27.05	203,411,734	0.29	2.05		0.60		12

18.05	(3.85)	51,461,821	0.95	1.24		1.11		9
19.22	3.39	53,202,326	0.94	0.88	(j)	1.10		10
19.25	17.96	39,005,729	0.94	0.87		1.06		10
16.84	14.30	25,631,541	0.94	1.27		1.09		21
14.98	(1.69)	14,941,472	0.94	1.47		1.10		15
15.44	26.30	10,145,113	0.94	1.39		1.10		12

18.15	(3.64)	396,122,073	0.55	1.70		0.84		9
19.31	3.77	351,034,923	0.54	1.29	(j)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10
16.90	14.76	116,048,480	0.54	1.72		0.84		21
15.03	(1.32)	51,533,094	0.54	1.93		0.85		15
15.50	26.84	8,835,558	0.54	1.71		0.86		12

18.28	(3.41)	198,352,145	0.00	2.70		0.00	(k)	9
19.45	3.42	96,079,609	0.00	1.84	(j)	0.00	(k)	10

18.29	(3.38)	3,086,219,529	0.06	2.16		0.15		9
19.45	4.28	3,091,391,989	0.05	1.77	(j)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10
17.01	15.39	1,036,751,950	0.04	2.15		0.19		21
15.11	(0.83)	520,099,078	0.04	2.37		0.20		15
15.57	27.41	323,775,695	0.04	2.24		0.20		12

18.25	(3.46)	918,153,549	0.20	2.02		0.32		9
19.41	4.14	950,009,815	0.19	1.66	(j)	0.32		10
19.42	18.81	781,446,585	0.19	1.64		0.31		10
16.98	15.25	470,179,084	0.19	1.92		0.34		21
15.08	(0.98)	458,655,221	0.19	2.21		0.35		15
15.54	27.21	363,287,639	0.19	2.16		0.35		12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$18.59	$0.17	(h)	$(0.89)	$(0.72)	$(0.24)	$(0.22)	$(0.46)
Year Ended June 30, 2015	18.56	0.27	(h)(j)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25	(h)	2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28	(h)	2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27	(h)	(0.54)	(0.27)	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2011	11.68	0.26	(h)	3.09	3.35	(0.23)	(0.07)	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	18.47	0.10	(h)	(0.88)	(0.78)	(0.20)	(0.22)	(0.42)
Year Ended June 30, 2015	18.46	0.15	(h)(j)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13	(h)	2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18	(h)	2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18	(h)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(h)	3.08	3.25	(0.16)	(0.07)	(0.23)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	18.54	0.15	(h)	(0.89)	(0.74)	(0.22)	(0.22)	(0.44)
Year Ended June 30, 2015	18.52	0.22	(h)(j)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21	(h)	2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25	(h)	2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24	(h)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(h)	3.09	3.32	(0.21)	(0.07)	(0.28)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	18.68	0.24	(h)	(0.94)	(0.70)	(0.27)	(0.22)	(0.49)
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)(j)	0.46	0.66	(0.46)	(0.26)	(0.72)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	18.68	0.19	(h)	(0.89)	(0.70)	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2015	18.64	0.32	(h)(j)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30	(h)	2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32	(h)	2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(h)	3.11	3.39	(0.26)	(0.07)	(0.33)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	18.67	0.18	(h)	(0.90)	(0.72)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	18.63	0.30	(h)(j)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26	(h)	2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30	(h)	2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28	(h)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(h)	3.11	3.37	(0.24)	(0.07)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.41	(3.85)%	$1,093,073,364	0.30%	1.87%		0.58%		7%
18.59	4.22	1,011,295,528	0.29	1.45	(j)	0.58		10
18.56	20.12	725,647,849	0.29	1.39		0.57		8
16.15	16.62	380,599,455	0.29	1.81		0.61		13
14.17	(1.71)	204,636,229	0.29	1.98		0.61		14
14.73	28.87	104,259,153	0.29	1.87		0.62		12

17.27	(4.21)	32,666,705	0.95	1.12		1.07		7
18.47	3.59	35,271,638	0.94	0.80	(j)	1.07		10
18.46	19.30	22,282,103	0.94	0.74		1.07		8
16.08	15.85	13,673,242	0.94	1.14		1.11		13
14.12	(2.32)	7,450,619	0.94	1.33		1.11		14
14.68	27.96	4,348,234	0.94	1.22		1.12		12

17.36	(3.98)	251,463,152	0.55	1.64		0.85		7
18.54	3.93	225,354,729	0.54	1.19	(j)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8
16.12	16.32	64,440,577	0.54	1.64		0.86		13
14.15	(1.97)	32,627,384	0.54	1.74		0.87		14
14.72	28.55	4,870,838	0.54	1.64		0.87		12

17.49	(3.75)	162,182,627	0.00	2.63		0.00	(k)	7
18.68	3.60	77,861,701	0.00	1.63	(j)	0.00	(k)	10

17.49	(3.77)	2,175,217,333	0.06	2.08		0.16		7
18.68	4.50	2,103,140,075	0.05	1.68	(j)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8
16.21	16.82	441,806,897	0.04	2.01		0.21		13
14.23	(1.41)	160,986,570	0.04	2.25		0.21		14
14.78	29.13	57,672,721	0.04	2.02		0.22		12

17.48	(3.84)	593,356,487	0.20	1.95		0.32		7
18.67	4.36	580,866,905	0.19	1.57	(j)	0.33		10
18.63	20.21	436,679,753	0.19	1.50		0.32		8
16.21	16.66	235,978,216	0.19	1.94		0.36		13
14.23	(1.55)	157,650,585	0.19	2.05		0.36		14
14.78	28.96	88,391,472	0.19	1.87		0.37		12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.96	$0.18	(h)	$(1.02)	$(0.84)	$(0.26)	$(0.25)	$(0.51)
Year Ended June 30, 2015	19.93	0.27	(h)(j)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25	(h)	3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29	(h)	2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28	(h)	(0.57)	(0.29)	(0.24)	—	(0.24)
Year Ended June 30, 2011	12.24	0.27	(h)	3.24	3.51	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.76	0.10	(h)	(1.00)	(0.90)	(0.22)	(0.25)	(0.47)
Year Ended June 30, 2015	19.76	0.14	(h)(j)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13	(h)	3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18	(h)	2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18	(h)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(h)	3.22	3.40	(0.18)	—	(0.18)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.88	0.15	(h)	(1.00)	(0.85)	(0.25)	(0.25)	(0.50)
Year Ended June 30, 2015	19.86	0.22	(h)(j)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21	(h)	3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26	(h)	2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25	(h)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(h)	3.26	3.47	(0.23)	—	(0.23)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	20.06	0.26	(h)	(1.08)	(0.82)	(0.29)	(0.25)	(0.54)
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)(j)	0.54	0.75	(0.49)	(0.31)	(0.80)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	20.06	0.20	(h)	(1.03)	(0.83)	(0.28)	(0.25)	(0.53)
Year Ended June 30, 2015	20.02	0.32	(h)(j)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30	(h)	3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33	(h)	2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32	(h)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(h)	3.27	3.57	(0.30)	—	(0.30)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	20.01	0.18	(h)	(1.01)	(0.83)	(0.27)	(0.25)	(0.52)
Year Ended June 30, 2015	19.98	0.30	(h)(j)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27	(h)	3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28	(h)	2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29	(h)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(h)	3.25	3.54	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$18.61	(4.18)%	$1,101,375,214	0.30%	1.81%		0.61%		7%
19.96	4.36	1,032,320,891	0.29	1.36	(j)	0.61		10
19.93	20.71	793,106,767	0.29	1.34		0.59		9
17.14	17.07	448,919,625	0.29	1.77		0.63		22
14.96	(1.77)	245,722,474	0.29	1.94		0.64		14
15.49	28.80	147,557,932	0.29	1.84		0.62		13

18.39	(4.50)	33,042,633	0.95	1.07		1.16		7
19.76	3.71	34,874,908	0.94	0.71	(j)	1.15		10
19.76	19.97	27,191,674	0.94	0.67		1.09		9
17.00	16.22	17,539,682	0.94	1.14		1.13		22
14.86	(2.36)	10,162,186	0.94	1.27		1.14		14
15.39	28.01	6,969,911	0.94	1.20		1.12		13

18.53	(4.27)	259,299,870	0.55	1.55		0.89		7
19.88	4.09	233,012,841	0.54	1.11	(j)	0.88		10
19.86	20.40	172,440,254	0.54	1.12		0.84		9
17.09	16.80	78,247,889	0.54	1.56		0.88		22
14.92	(2.02)	36,941,195	0.54	1.70		0.90		14
15.46	28.51	6,141,245	0.54	1.42		0.88		13

18.70	(4.06)	153,373,373	0.00	2.63		0.00	(k)	7
20.06	3.85	74,475,091	0.00	1.54	(j)	0.00	(k)	10

18.70	(4.09)	2,241,650,240	0.06	2.02		0.16		7
20.06	4.63	2,268,744,460	0.05	1.59	(j)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9
17.21	17.34	721,292,751	0.04	1.99		0.23		22
15.02	(1.53)	381,880,090	0.04	2.17		0.24		14
15.55	29.15	261,763,562	0.04	2.04		0.22		13

18.66	(4.12)	650,129,982	0.20	1.86		0.35		7
20.01	4.44	685,404,675	0.19	1.49	(j)	0.35		10
19.98	20.83	552,836,747	0.19	1.45		0.34		9
17.18	17.20	312,754,826	0.19	1.74		0.38		22
14.99	(1.67)	307,088,155	0.19	2.02		0.39		14
15.52	28.96	232,478,416	0.19	1.97		0.37		13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$18.90	$0.17	(h)	$(0.95)	$(0.78)	$(0.25)	$(0.23)	$(0.48)
Year Ended June 30, 2015	18.83	0.26	(h)(j)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24	(h)	3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27	(h)	2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27	(h)	(0.54)	(0.27)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2011	11.81	0.26	(h)	3.10	3.36	(0.23)	(0.17)	(0.40)

Class C
Six Months Ended December 31, 2015 (Unaudited)	18.80	0.10	(h)	(0.94)	(0.84)	(0.21)	(0.23)	(0.44)
Year Ended June 30, 2015	18.76	0.13	(h)(j)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12	(h)	3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17	(h)	2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(h)	3.08	3.27	(0.17)	(0.17)	(0.34)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	18.85	0.14	(h)	(0.95)	(0.81)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.79	0.21	(h)(j)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20	(h)	3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25	(h)	2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24	(h)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(h)	3.09	3.32	(0.20)	(0.17)	(0.37)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	18.97	0.23	(h)	(1.00)	(0.77)	(0.27)	(0.23)	(0.50)
November 3, 2014 (i) through June 30, 2015	18.99	0.19	(h)(j)	0.51	0.70	(0.46)	(0.26)	(0.72)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	18.97	0.19	(h)	(0.95)	(0.76)	(0.27)	(0.23)	(0.50)
Year Ended June 30, 2015	18.90	0.30	(h)(j)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30	(h)	3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31	(h)	2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(h)	3.12	3.40	(0.26)	(0.17)	(0.43)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	18.96	0.18	(h)	(0.96)	(0.78)	(0.26)	(0.23)	(0.49)
Year Ended June 30, 2015	18.89	0.29	(h)(j)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26	(h)	3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30	(h)	2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28	(h)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(h)	3.10	3.37	(0.24)	(0.17)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.64	(4.14)%	$630,092,617	0.30%	1.84%		0.64%		7%
18.90	4.40	566,570,260	0.29	1.38	(j)	0.64		9
18.83	20.68	393,004,238	0.29	1.34		0.62		8
16.29	17.10	195,534,833	0.29	1.77		0.66		11
14.23	(1.68)	97,150,663	0.29	1.97		0.66		11
14.77	28.68	44,721,790	0.29	1.82		0.68		11

17.52	(4.45)	18,655,581	0.95	1.11		1.19		7
18.80	3.71	18,384,099	0.94	0.69	(j)	1.18		9
18.76	19.91	12,377,129	0.94	0.70		1.12		8
16.24	16.31	6,672,821	0.94	1.11		1.16		11
14.20	(2.29)	3,188,443	0.94	1.30		1.15		11
14.74	27.82	1,782,177	0.94	1.34		1.18		11

17.58	(4.29)	148,214,024	0.55	1.57		0.93		7
18.85	4.12	135,857,065	0.54	1.11	(j)	0.93		9
18.79	20.41	93,369,236	0.54	1.12		0.87		8
16.26	16.80	36,478,073	0.54	1.59		0.91		11
14.21	(1.94)	18,099,079	0.54	1.71		0.93		11
14.76	28.34	2,197,468	0.54	1.59		0.93		11

17.70	(4.03)	106,662,474	0.00	2.49		0.00	(k)	7
18.97	3.82	60,229,727	0.00	1.48	(j)	0.01		9

17.71	(4.01)	1,342,276,713	0.06	2.04		0.18		7
18.97	4.62	1,273,012,966	0.05	1.60	(j)	0.20		9
18.90	21.02	800,474,522	0.04	1.64		0.22		8
16.34	17.39	232,443,865	0.04	1.95		0.27		11
14.27	(1.45)	80,127,469	0.04	2.22		0.26		11
14.81	28.96	32,109,107	0.04	2.01		0.28		11

17.69	(4.13)	352,429,795	0.20	1.89		0.38		7
18.96	4.48	336,202,683	0.19	1.51	(j)	0.40		9
18.89	20.79	233,540,430	0.19	1.45		0.37		8
16.34	17.23	106,990,895	0.19	1.89		0.41		11
14.27	(1.53)	64,581,494	0.19	2.03		0.40		11
14.80	28.71	34,397,929	0.19	1.90		0.43		11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$18.86	$0.17	(h)	$(0.94)	$(0.77)	$(0.25)	$(0.22)	$(0.47)
Year Ended June 30, 2015	18.79	0.26	(h)(j)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24	(h)	3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28	(h)	2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27	(h)	(0.55)	(0.28)	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2011	11.85	0.26	(h)	3.16	3.42	(0.24)	(0.24)	(0.48)

Class C
Six Months Ended December 31, 2015 (Unaudited)	18.74	0.10	(h)	(0.93)	(0.83)	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2015	18.70	0.13	(h)(j)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12	(h)	3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18	(h)	2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(h)	3.15	3.32	(0.17)	(0.24)	(0.41)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	18.81	0.14	(h)	(0.94)	(0.80)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.74	0.21	(h)(j)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20	(h)	3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25	(h)	2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25	(h)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(h)	3.17	3.38	(0.21)	(0.24)	(0.45)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	18.95	0.23	(h)	(0.97)	(0.74)	(0.28)	(0.22)	(0.50)
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)(j)	0.52	0.71	(0.46)	(0.26)	(0.72)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	18.95	0.19	(h)	(0.95)	(0.76)	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2015	18.87	0.30	(h)(j)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29	(h)	3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31	(h)	2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(h)	3.18	3.46	(0.27)	(0.24)	(0.51)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	18.92	0.18	(h)	(0.94)	(0.76)	(0.26)	(0.22)	(0.48)
Year Ended June 30, 2015	18.85	0.28	(h)(j)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26	(h)	3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28	(h)	2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28	(h)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(h)	3.16	3.43	(0.25)	(0.24)	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.62	(4.09)%	$496,729,743	0.30%	1.82%		0.71%		7%
18.86	4.37	443,861,392	0.29	1.36	(j)	0.72		9
18.79	20.67	308,249,235	0.29	1.36		0.66		8
16.28	16.98	153,506,488	0.29	1.80		0.70		15
14.23	(1.70)	69,795,977	0.29	1.96		0.68		11
14.79	29.06	34,342,393	0.29	1.82		0.68		16

17.48	(4.41)	17,266,966	0.95	1.10		1.26		7
18.74	3.69	17,461,976	0.94	0.70	(j)	1.25		9
18.70	19.85	12,185,639	0.94	0.70		1.15		8
16.22	16.27	7,056,864	0.94	1.19		1.19		15
14.18	(2.31)	3,703,376	0.94	1.27		1.18		11
14.74	28.20	1,754,369	0.94	1.16		1.19		16

17.56	(4.24)	124,972,053	0.55	1.58		1.00		7
18.81	4.15	114,171,223	0.54	1.10	(j)	1.02		9
18.74	20.33	77,289,835	0.54	1.12		0.91		8
16.25	16.67	31,554,095	0.54	1.59		0.94		15
14.21	(1.88)	16,196,277	0.54	1.82		0.95		11
14.77	28.68	2,735,582	0.54	1.47		0.92		16

17.71	(3.93)	85,715,148	0.00	2.53		0.00	(k)	7
18.95	3.85	49,112,773	0.00	1.47	(j)	0.01		9

17.70	(4.01)	1,036,006,405	0.06	2.08		0.20		7
18.95	4.65	935,076,677	0.05	1.59	(j)	0.23		9
18.87	20.99	563,630,591	0.04	1.62		0.26		8
16.34	17.25	225,551,927	0.04	1.96		0.30		15
14.28	(1.40)	82,923,018	0.04	2.20		0.28		11
14.83	29.34	37,596,367	0.04	2.00		0.26		16

17.68	(4.03)	327,758,027	0.20	1.90		0.45		7
18.92	4.46	321,794,530	0.19	1.49	(j)	0.47		9
18.85	20.78	234,064,007	0.19	1.44		0.41		8
16.33	17.18	115,467,767	0.19	1.81		0.44		15
14.26	(1.61)	76,266,132	0.19	2.05		0.43		11
14.82	29.08	43,244,532	0.19	1.87		0.42		16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$20.85	$0.20	(h)	$(1.05)	$(0.85)	$(0.28)	$(0.16)	$(0.44)
Year Ended June 30, 2015	20.61	0.28	(h)(j)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25	(h)	3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (i) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2015 (Unaudited)	20.79	0.11	(h)	(1.03)	(0.92)	(0.23)	(0.16)	(0.39)
Year Ended June 30, 2015	20.59	0.14	(h)(j)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12	(h)	3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (i) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	20.82	0.17	(h)	(1.04)	(0.87)	(0.26)	(0.16)	(0.42)
Year Ended June 30, 2015	20.59	0.23	(h)(j)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21	(h)	3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (i) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	20.89	0.32	(h)	(1.14)	(0.82)	(0.31)	(0.16)	(0.47)
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)(j)	0.52	0.77	(0.47)	(0.16)	(0.63)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	20.89	0.22	(h)	(1.05)	(0.83)	(0.31)	(0.16)	(0.47)
Year Ended June 30, 2015	20.64	0.33	(h)(j)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30	(h)	3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (i) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	20.88	0.20	(h)	(1.04)	(0.84)	(0.29)	(0.16)	(0.45)
Year Ended June 30, 2015	20.64	0.31	(h)(j)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26	(h)	3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (i) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$19.56	(4.07)%	$106,738,854	0.30%	1.94%		0.72%	6%
20.85	4.31	73,599,931	0.29	1.36	(j)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49
17.48	16.94	5,900,363	0.29	1.66		0.72	17
15.24	2.03	400,107	0.29	2.30		2.32	19

19.48	(4.42)	2,815,383	0.95	1.10		1.49	6
20.79	3.61	2,615,263	0.94	0.68	(j)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49
17.48	16.19	210,550	0.94	1.15		1.30	17
15.25	1.79	51,943	0.94	0.70		2.57	19

19.53	(4.19)	34,275,280	0.55	1.69		1.03	6
20.82	4.04	25,732,578	0.54	1.09	(j)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49
17.48	16.72	1,713,490	0.54	1.38		0.97	17
15.24	1.91	73,253	0.54	1.26		2.35	19

19.60	(3.92)	14,123,655	0.00	3.17		0.01	6
20.89	3.79	3,301,080	0.00	1.82	(j)	0.04	11

19.59	(4.00)	237,814,186	0.06	2.13		0.21	6
20.89	4.58	184,663,068	0.05	1.58	(j)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49
17.50	17.29	6,795,403	0.04	1.85		0.32	17
15.24	2.10	71,866	0.04	1.69		1.69	19

19.59	(4.02)	57,180,921	0.20	1.97		0.45	6
20.88	4.41	46,465,217	0.19	1.49	(j)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49
17.50	17.06	3,596,206	0.19	1.69		0.49	17
15.25	2.10	881,929	0.19	1.46		1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified

*	Class R6 commenced operations on November 3, 2014.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,040,513,747	$9,766,488	$—	$2,050,280,235

Appreciation in Other Financial Instruments
Futures Contracts	$708,985	$—	$—	$708,985

Depreciation in Other Financial Instruments
Futures Contracts	$(1,792,261)	$—	$—	$(1,792,261)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,632,353,602	$13,398,670	$—	$2,645,752,272

Appreciation in Other Financial Instruments
Futures Contracts	$967,980	$—	$—	$967,980

Depreciation in Other Financial Instruments
Futures Contracts	$(2,249,382)	$—	$—	$(2,249,382)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,251,225,912	$29,401,470	$—	$6,280,627,382

Appreciation in Other Financial Instruments
Futures Contracts	$3,000,681	$—	$—	$3,000,681

Depreciation in Other Financial Instruments
Futures Contracts	$(4,899,577)	$—	$—	$(4,899,577)

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,592,513,609	$35,711,786	$—	$5,628,225,395

Appreciation in Other Financial Instruments
Futures Contracts	$3,036,622	$—	$—	$3,036,622

Depreciation in Other Financial Instruments
Futures Contracts	$(4,256,187)	$—	$—	$(4,256,187)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,333,854,545	$53,447,672	$—	$6,387,302,217

Appreciation in Other Financial Instruments
Futures Contracts	$5,528,844	$—	$—	$5,528,844

Depreciation in Other Financial Instruments
Futures Contracts	$(10,061,504)	$—	$—	$(10,061,504)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,329,610,314	$36,007,800	$—	$4,365,618,114

Appreciation in Other Financial Instruments
Futures Contracts	$3,844,706	$—	$—	$3,844,706

Depreciation in Other Financial Instrument
Futures Contracts	$(6,904,764)	$—	$—	$(6,904,764)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,546,223,362	$38,038,902	$—	$4,584,262,264

Appreciation in Other Financial Instruments
Futures Contracts	$4,078,860	$—	$—	$4,078,860

Depreciation in Other Financial Instruments
Futures Contracts	$(7,281,699)	$—	$—	$(7,281,699)

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,614,706,971	$21,547,077	$—	$2,636,254,048

Appreciation in Other Financial Instruments
Futures Contracts	$2,353,828	$—	$—	$2,353,828

Depreciation in Other Financial Instruments
Futures Contracts	$(4,133,528)	$—	$—	$(4,133,528)

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,131,108,876	$16,594,830	$—	$2,147,703,706

Appreciation in Other Financial Instruments
Futures Contracts	$1,836,827	$—	$—	$1,836,827

Depreciation in Other Financial Instruments
Futures Contracts	$(3,346,204)	$—	$—	$(3,346,204)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$449,285,759	$3,590,180	$—	$452,875,939

Appreciation in Other Financial Instruments
Futures Contracts	$365,200	$—	$—	$365,200

Depreciation in Other Financial Instruments
Futures Contracts	$(682,660)	$—	$—	$(682,660)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Futures Contracts — The Funds used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$45,781,443	$36,302,553
Interest Rate	41,163,647	31,715,472

Short Futures Contracts:
Equity	36,507,270	38,352,724
Interest Rate	77,169,670	28,326,386

JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	63,617,596	51,013,444
Interest Rate	56,849,280	37,507,418

Short Futures Contracts:
Equity	47,995,383	46,142,962
Interest Rate	98,263,841	36,783,544

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	183,604,880	190,024,117
Interest Rate	133,811,289	100,054,733

Short Futures Contracts:
Equity	71,345,322	87,541,430
Interest Rate	220,626,185	83,145,075

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	179,342,250	165,082,440
Interest Rate	113,919,067	72,779,936

Short Futures Contracts:
Equity	60,976,686	77,086,091
Interest Rate	199,757,948	71,529,219

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	309,322,678	289,018,064
Interest Rate	250,591,658	176,431,755

Short Futures Contracts:
Equity	150,099,825	175,440,465
Interest Rate	460,922,297	183,408,253

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	208,535,667	203,636,895
Interest Rate	171,010,501	133,743,930

Short Futures Contracts:
Equity	98,305,347	118,649,993
Interest Rate	302,531,863	126,755,482

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	221,810,971	213,586,014
Interest Rate	182,078,447	138,481,249

Short Futures Contracts:
Equity	103,484,480	126,139,912
Interest Rate	330,351,769	132,053,942

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$125,721,513	$123,298,581
Interest Rate	100,067,859	81,548,283

Short Futures Contracts:
Equity	58,951,127	70,833,623
Interest Rate	178,604,562	75,299,277

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	96,635,024	96,422,644
Interest Rate	79,225,239	60,240,227

Short Futures Contracts:
Equity	47,828,918	57,292,385
Interest Rate	142,395,306	61,543,658

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	18,439,292	18,923,182
Interest Rate	15,810,840	13,191,031

Short Futures Contracts:
Equity	9,469,367	11,741,324
Interest Rate	26,153,904	12,532,897

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$61,491
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	647,494

Total		$708,985

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(581,874)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,210,387)

Total		$(1,792,261)

JPMorgan SmartRetirement 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$79,777
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	888,203

Total		$967,980

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(744,867)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,504,515)

Total		$(2,249,382)

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$180,166
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,820,515

Total		$3,000,681

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,728,661)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,170,916)

Total		$(4,899,577)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$154,986
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,881,636

Total		$3,036,622

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,448,153)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,808,034)

Total		$(4,256,187)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$398,067
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	5,130,777

Total		$5,528,844

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3,682,732)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(6,378,772)

Total		$(10,061,504)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$279,670
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,565,036

Total		$3,844,706

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,575,484)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,329,280)

Total		$(6,904,764)

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$286,547
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,792,313

Total		$4,078,860

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,685,217)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,596,482)

Total		$(7,281,699)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$166,152
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,187,676

Total		$2,353,828

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,536,118)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,597,410)

Total		$(4,133,528)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$138,402
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,698,425

Total		$1,836,827

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,234,219)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,111,985)

Total		$(3,346,204)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$27,159
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	338,041

Total		$365,200

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(255,014)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(427,646)

Total		$(682,660)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2015, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(962,504)
Equity contracts	(3,829,030)

Total	$(4,791,534)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$700,929
Equity contracts	(277,146)

Total	$423,783

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,159,451)
Equity contracts	(5,700,396)

Total	$(6,859,847)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$897,537
Equity contracts	(318,786)

Total	$578,751

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,152,340)
Equity contracts	(11,304,143)

Total	$(14,456,483)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,035,659
Equity contracts	1,196,529

Total	$3,232,188

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,898,606)
Equity contracts	(11,684,822)

Total	$(13,583,428)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,489,558
Equity contracts	1,680,476

Total	$3,170,034

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,552,508)
Equity contracts	(20,621,802)

Total	$(25,174,310)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$3,661,078
Equity contracts	805,958

Total	$4,467,036

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,345,544)
Equity contracts	(13,037,562)

Total	$(16,383,106)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,361,479
Equity contracts	688,996

Total	$3,050,475

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,603,574)
Equity contracts	(14,132,205)

Total	$(17,735,779)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,716,450
Equity contracts	745,905

Total	$3,462,355

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,955,670)
Equity contracts	(8,297,477)

Total	$(10,253,147)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,462,414
Equity contracts	247,769

Total	$1,710,183

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,540,593)
Equity contracts	(6,073,362)

Total	$(7,613,955)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,027,732
Equity contracts	64,535

Total	$1,092,267

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(276,132)
Equity contracts	(1,136,000)

Total	$(1,412,132)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$141,386
Equity contracts	29,357

Total	$170,743

The Funds’ derivatives contracts held at December 31, 2015 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,104,766	$—	$—	$—	$—	475,304	$3,897,493
JPMorgan Core Bond Fund, Class R6 Shares	614,088,197	42,703,262	89,614,704	(1,295,235)	7,774,170	48,656,220	561,979,336
JPMorgan Corporate Bond Fund, Class R6 Shares	128,316,606	10,303,693	7,000,000	(156,695)	2,131,161	13,468,128	129,832,755
JPMorgan Disciplined Equity Fund, Class R6 Shares	253,201,275	34,340,950	18,856,462	9,425,951	1,950,586	11,239,633	245,923,167
JPMorgan Emerging Economies Fund, Class R5 Shares	5,098,946	14,861,134	19,881,128	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	20,124,933	—	—	243,805	1,786,326	18,417,023
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,502,514	6,734,272	3,109,797	(362,810)	1,234,272	5,537,608	42,584,206
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,896,919	23,592,557	—	—	306,912	1,468,641	27,522,330
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	10,600,647	—	6,219,592	(1,919,357)	—	457,007	3,359,002
JPMorgan Floating Rate Income Fund, Class R6 Shares	51,566,086	1,198,022	—	—	1,198,022	5,400,048	49,140,440
JPMorgan Growth Advantage Fund, Class R6 Shares	67,410,770	5,305,426	4,099,231	2,240,414	—	4,222,382	65,784,715
JPMorgan High Yield Fund, Class R6 Shares	108,227,697	71,172,898	—	96,530	4,117,159	24,234,577	165,522,161
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	104,201,917	864,482	—	—	864,482	10,221,551	103,237,667
JPMorgan International Equity Fund, Class R6 Shares	50,005,394	5,240,745	5,138,806	(393,484)	240,745	3,155,313	45,436,510
JPMorgan International Opportunities Fund, Class R6 Shares	36,389,852	9,296,497	—	—	296,497	3,054,261	43,706,481
JPMorgan Intrepid America Fund, Class R5 Shares	45,022,850	—	30,312,170	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	33,591,532	—	2,640,278	639,084	1,265,564	44,446,618
JPMorgan Intrepid International Fund, Class R6 Shares	—	48,635,487	—	—	1,078,551	2,659,471	50,636,337
JPMorgan Intrepid International Fund, Institutional Class Shares	53,421,585	—	47,556,936	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	31,819,310	7,791,083	—	1,707,327	83,757	850,874	36,332,333
JPMorgan Prime Money Market Fund, Institutional Class Shares	210,283,612	201,912,837	218,498,725	—	88,415	193,697,724	193,697,724
JPMorgan Real Return Fund, Institutional Class Shares	55,435,577	—	55,042,417	59,921	—	—	—
JPMorgan Realty Income Fund, Class R5 Shares	48,926,766	180,448	47,330,694	66,492	180,448	—	—

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Income Fund (continued)
JPMorgan Realty Income Fund, Class R6 Shares	$—	$47,275,168	$—	$2,533,539	$494,223	3,778,012	$50,663,140
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,814,711	525,411	—	476,051	49,360	166,934	7,336,756
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,009,835	389,224	—	389,224	—	405,229	5,381,435
JPMorgan Small Cap Value Fund, Class R6 Shares	8,361,597	382,426	—	326,794	55,632	314,055	7,688,067
JPMorgan U.S. Equity Fund, Class R6 Shares	27,645,294	1,475,476	—	1,303,183	172,293	1,973,576	27,294,553
JPMorgan Value Advantage Fund, Institutional Class Shares	63,907,374	1,300,955	—	613,818	687,138	2,172,848	60,687,644

Total	$2,039,260,097			$17,751,941	$23,886,712		$1,990,507,893

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,322,084	$—	$—	$—	$—	495,539	$4,063,416
JPMorgan Core Bond Fund, Class R6 Shares	792,486,132	74,110,171	114,236,146	(1,676,530)	10,206,961	64,557,940	745,644,205
JPMorgan Corporate Bond Fund, Class R6 Shares	171,404,092	8,039,934	9,000,000	(202,356)	2,816,503	17,441,416	168,135,247
JPMorgan Disciplined Equity Fund, Class R6 Shares	333,396,309	40,828,777	33,611,019	10,918,881	2,592,575	14,125,142	309,058,099
JPMorgan Emerging Economies Fund, Class R5 Shares	10,124,159	21,506,410	31,115,124	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	31,484,744	—	—	369,620	2,708,160	27,921,128
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	51,503,681	11,111,711	4,329,604	(505,120)	1,611,711	7,319,121	56,284,042
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	18,994,346	23,891,618	—	—	430,726	2,061,116	38,625,321
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,842,438	—	8,118,009	(2,501,172)	—	353,938	2,601,442
JPMorgan Floating Rate Income Fund, Class R6 Shares	61,995,073	1,440,317	—	—	1,440,317	6,492,181	59,078,851
JPMorgan Growth Advantage Fund, Class R6 Shares	89,122,183	10,028,462	4,060,555	3,286,195	—	5,888,595	91,744,308
JPMorgan High Yield Fund, Class R6 Shares	133,019,994	88,632,454	—	119,227	5,172,358	29,932,647	204,439,982
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	114,383,619	8,007,138	—	—	1,007,138	11,908,306	120,273,894
JPMorgan International Equity Fund, Class R6 Shares	71,728,725	11,769,750	5,401,654	(403,437)	369,750	4,916,878	70,803,041
JPMorgan International Opportunities Fund, Class R6 Shares	52,196,888	11,512,825	—	—	412,825	4,252,568	60,854,246

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2015 Fund (continued)
JPMorgan Intrepid America Fund, Class R5 Shares	$72,823,202	$7,500,003	$56,823,112	$181,661	$—	—	$—
JPMorgan Intrepid America Fund, Class R6 Shares	—	56,911,938	—	4,416,304	1,068,975	2,116,867	74,344,372
JPMorgan Intrepid International Fund, Class R6 Shares	—	71,694,375	—	—	1,575,055	3,883,744	73,946,481
JPMorgan Intrepid International Fund, Institutional Class Shares	78,013,901	—	70,119,320	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	40,388,191	7,666,377	—	2,064,119	102,257	1,028,688	43,924,969
JPMorgan Prime Money Market Fund, Institutional Class Shares	233,854,902	240,773,429	295,538,344	—	88,725	179,089,987	179,089,987
JPMorgan Real Return Fund, Institutional Class Shares	60,752,149	—	60,321,282	(1,387,240)	—	—	—
JPMorgan Realty Income Fund, Class R5 Shares	71,740,084	264,586	66,686,311	87,483	264,586	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	67,092,911	—	3,737,978	729,175	5,574,071	74,748,298
JPMorgan Small Cap Equity Fund, Class R5 Shares	11,162,776	750,513	—	680,006	70,507	238,454	10,480,050
JPMorgan Small Cap Growth Fund, Class R6 Shares	14,037,608	909,139	—	909,139	—	946,522	12,569,809
JPMorgan Small Cap Value Fund, Class R6 Shares	12,687,086	580,256	—	495,846	84,411	476,517	11,665,136
JPMorgan U.S. Equity Fund, Class R6 Shares	56,398,226	3,010,069	5,363,879	2,134,991	351,489	3,638,381	50,318,812
JPMorgan Value Advantage Fund, Institutional Class Shares	83,798,123	9,797,574	4,060,555	886,689	949,444	3,002,298	83,854,188

Total	$2,653,175,971			$23,242,664	$31,715,108		$2,574,469,324

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,546,407	$—	$—	$—	$—	516,425	$4,234,687
JPMorgan Core Bond Fund, Class R6 Shares	1,794,881,721	182,868,601	183,160,043	(1,531,976)	23,185,023	153,959,219	1,778,228,980
JPMorgan Corporate Bond Fund, Class R6 Shares	394,196,021	35,093,074	20,000,000	(405,809)	6,556,540	41,882,627	403,748,524
JPMorgan Disciplined Equity Fund, Class R6 Shares	713,822,255	102,858,044	31,289,536	28,480,953	5,705,641	32,616,945	713,658,753
JPMorgan Emerging Economies Fund, Class R5 Shares	70,072,223	41,835,651	111,987,880	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	113,279,720	—	—	1,291,840	9,465,148	97,585,674
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	106,104,761	25,359,923	9,501,121	(1,100,664)	3,359,923	15,319,126	117,804,078

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2020 Fund (continued)
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$103,710,583	$40,841,498	$—	$—	$1,399,087	6,694,927	$125,462,940
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	19,045,516	—	12,668,160	(3,886,731)	—	621,101	4,565,094
JPMorgan Floating Rate Income Fund, Class R6 Shares	42,984,125	16,290,404	—	—	1,290,404	6,080,567	55,333,159
JPMorgan Growth Advantage Fund, Class R6 Shares	285,601,842	28,881,365	—	9,959,416	—	19,365,265	301,710,826
JPMorgan High Yield Fund, Class R6 Shares	269,825,091	143,550,526	—	221,421	10,232,634	55,589,210	379,674,305
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	103,992,859	862,748	—	—	862,748	10,201,044	103,030,543
JPMorgan International Equity Fund, Class R6 Shares	236,886,612	26,215,610	—	—	1,215,610	16,669,443	240,039,978
JPMorgan International Opportunities Fund, Class R6 Shares	182,774,258	62,975,644	—	—	1,589,586	16,374,543	234,319,712
JPMorgan Intrepid America Fund, Class R5 Shares	270,381,984	30,000,000	233,161,941	(43,847)	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	231,735,703	—	16,475,915	3,988,025	7,897,400	277,356,686
JPMorgan Intrepid International Fund, Class R6 Shares	—	245,855,475	15,577,787	(1,295,532)	4,947,173	12,198,654	232,262,376
JPMorgan Intrepid International Fund, Institutional Class Shares	245,381,379	—	225,908,304	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	152,566,544	7,132,382	—	6,785,922	346,460	3,381,875	144,406,082
JPMorgan Prime Money Market Fund, Institutional Class Shares	80,489,498	514,375,939	501,295,805	—	37,496	93,569,632	93,569,632
JPMorgan Real Return Fund, Institutional Class Shares	52,161,740	—	51,791,798	(2,044,492)	—	—	—
JPMorgan Realty Income Fund, Class R5 Shares	247,768,246	913,800	229,461,100	(566,802)	913,800	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	233,116,708	—	12,985,200	2,533,051	19,363,525	259,664,875
JPMorgan Small Cap Equity Fund, Class R5 Shares	36,288,118	2,439,780	—	2,210,575	229,205	775,170	34,068,702
JPMorgan Small Cap Growth Fund, Class R6 Shares	42,420,660	2,747,354	—	2,747,354	—	2,860,322	37,985,074
JPMorgan Small Cap Value Fund, Class R6 Shares	32,921,057	14,456,464	—	1,796,852	273,049	1,726,808	42,272,267
JPMorgan U.S. Equity Fund, Class R6 Shares	256,872,015	33,698,789	21,890,167	10,959,870	1,600,140	18,322,521	253,400,464
JPMorgan Value Advantage Fund, Institutional Class Shares	261,693,817	26,112,346	—	2,723,180	3,048,469	9,639,777	269,238,968

Total	$6,008,389,332			$84,470,805	$74,605,904		$6,203,622,379

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,297,106,748	$173,343,821	$129,571,214	$(1,141,757)	$17,101,518	115,008,497	$1,328,348,140
JPMorgan Corporate Bond Fund, Class R6 Shares	279,945,420	44,726,035	16,000,000	(342,556)	4,851,785	31,581,150	304,442,281
JPMorgan Disciplined Equity Fund, Class R6 Shares	720,706,005	159,001,783	58,384,584	26,295,389	5,855,668	34,253,062	749,457,007
JPMorgan Emerging Economies Fund, Class R5 Shares	85,332,130	41,906,763	128,072,070	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	129,531,478	—	—	1,459,408	10,692,901	110,243,813
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	90,970,917	13,674,215	19,269,650	(2,160,378)	2,674,215	10,677,239	82,107,970
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	116,989,348	51,842,295	—	—	1,644,495	7,869,256	147,469,858
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	14,319,983	—	—	—	—	1,742,090	12,804,365
JPMorgan Growth Advantage Fund, Class R6 Shares	292,001,301	41,614,441	—	10,606,499	—	20,623,465	321,313,587
JPMorgan High Yield Fund, Class R6 Shares	203,707,843	121,456,929	—	174,021	8,129,654	43,689,175	298,397,068
JPMorgan International Equity Fund, Class R6 Shares	237,530,594	33,249,583	—	—	1,249,583	17,135,308	246,748,436
JPMorgan International Opportunities Fund, Class R6 Shares	192,586,267	69,623,518	—	—	1,645,609	17,533,309	250,901,652
JPMorgan Intrepid America Fund, Class R5 Shares	277,655,058	18,999,983	244,205,391	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	265,789,342	—	17,377,657	4,206,294	8,329,632	292,536,683
JPMorgan Intrepid International Fund, Class R6 Shares	—	257,695,690	—	—	5,348,685	13,188,696	251,112,766
JPMorgan Intrepid International Fund, Institutional Class Shares	240,269,522	—	228,217,392	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	168,844,692	19,677,595	—	8,025,814	403,737	3,999,796	170,791,296
JPMorgan Prime Money Market Fund, Institutional Class Shares	81,171,875	567,248,831	573,204,881	—	38,082	75,215,825	75,215,825
JPMorgan Realty Income Fund, Class R5 Shares	236,477,403	9,401,000	236,259,563	318,927	902,412	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	244,099,131	—	13,068,534	2,549,307	19,487,793	261,331,300
JPMorgan Small Cap Equity Fund, Class R5 Shares	32,856,010	11,078,683	—	2,535,038	262,848	888,947	39,069,235
JPMorgan Small Cap Growth Fund, Class R6 Shares	43,350,621	2,807,582	—	2,807,582	—	2,923,027	38,817,797
JPMorgan Small Cap Value Fund, Class R6 Shares	30,599,541	13,470,925	—	1,684,212	286,713	1,618,559	39,622,332
JPMorgan U.S. Equity Fund, Class R6 Shares	259,867,994	56,843,418	16,713,258	13,066,862	1,748,272	20,526,687	283,884,074
JPMorgan Value Advantage Fund, Institutional Class Shares	265,776,049	43,607,679	—	2,911,907	3,259,738	10,307,845	287,898,124

Total	$5,168,065,321			$95,227,751	$63,618,023		$5,592,513,609

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,049,100,276	$232,089,404	$288,986,935	$(4,145,853)	$12,897,393	85,148,343	$983,463,359
JPMorgan Corporate Bond Fund, Class R6 Shares	238,000,913	29,882,214	17,000,000	(436,278)	3,982,024	25,669,415	247,453,161
JPMorgan Disciplined Equity Fund, Class R6 Shares	1,038,662,476	220,988,411	130,362,395	32,447,643	8,266,093	46,859,611	1,025,288,296
JPMorgan Emerging Economies Fund, Class R5 Shares	59,305,382	65,728,857	124,497,272	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	125,961,565	—	—	1,464,293	10,728,688	110,612,769
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	80,047,633	31,933,480	63,605,901	(4,914,019)	2,362,125	5,946,430	45,728,050
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	111,905,688	78,287,780	—	—	1,718,209	8,930,894	167,364,945
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	15,973,560	—	—	—	—	1,943,255	14,282,928
JPMorgan Growth Advantage Fund, Class R6 Shares	402,654,952	29,414,708	—	13,694,707	—	26,628,232	414,867,854
JPMorgan High Yield Fund, Class R6 Shares	213,372,187	235,245,870	—	234,144	10,235,676	60,661,638	414,318,990
JPMorgan International Equity Fund, Class R6 Shares	317,999,987	41,209,599	—	—	1,609,095	22,725,976	327,254,052
JPMorgan International Opportunities Fund, Class R6 Shares	261,797,139	72,662,032	—	—	2,162,032	22,271,385	318,703,521
JPMorgan Intrepid America Fund, Class R5 Shares	372,947,176	11,999,997	305,089,013	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	333,167,916	—	22,606,869	5,472,034	10,836,150	380,565,585
JPMorgan Intrepid International Fund, Class R6 Shares	—	323,081,478	—	—	6,893,958	16,999,003	323,661,020
JPMorgan Intrepid International Fund, Institutional Class Shares	317,340,598	12,000,000	304,762,754	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	218,140,434	32,188,863	—	10,665,620	533,289	5,315,387	226,967,025
JPMorgan Prime Money Market Fund, Institutional Class Shares	100,249,646	789,241,968	799,531,304	—	37,390	89,960,310	89,960,310
JPMorgan Realty Income Fund, Class R5 Shares	301,108,644	1,110,526	282,646,530	203,873	1,110,526	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	300,328,498	—	16,461,570	3,211,194	24,547,487	329,181,799
JPMorgan Small Cap Equity Fund, Class R5 Shares	51,699,460	3,475,939	—	3,149,392	326,547	1,104,379	48,537,471
JPMorgan Small Cap Growth Fund, Class R6 Shares	51,118,299	3,310,652	—	3,310,652	—	3,446,783	45,773,272
JPMorgan Small Cap Value Fund, Class R6 Shares	44,443,618	14,628,942	—	2,246,506	382,436	2,158,935	52,850,724
JPMorgan U.S. Equity Fund, Class R6 Shares	341,106,075	91,747,412	30,190,627	16,209,004	2,360,677	27,480,168	380,050,726
JPMorgan Value Advantage Fund, Institutional Class Shares	367,109,729	48,280,016	—	3,913,942	4,381,469	13,854,948	386,968,688

Total	$5,954,083,872			$115,647,772	$69,406,460		$6,333,854,545

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$489,805,998	$135,237,735	$181,590,072	$(2,082,050)	$5,688,733	38,090,876	$439,949,623
JPMorgan Corporate Bond Fund, Class R6 Shares	108,550,822	8,512,140	—	153,511	1,850,936	11,983,318	115,519,182
JPMorgan Disciplined Equity Fund, Class R6 Shares	740,319,779	145,366,209	62,787,591	26,605,314	5,952,695	34,256,294	749,527,714
JPMorgan Emerging Economies Fund, Class R5 Shares	58,726,735	43,655,782	102,743,004	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	103,927,413	—	—	1,184,409	8,678,014	89,470,327
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	45,469,238	21,864,715	43,352,758	(3,212,353)	1,357,023	2,926,465	22,504,516
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	87,778,203	57,269,475	—	—	1,423,759	6,812,990	127,675,431
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,744,349	—	—	—	—	1,063,789	7,818,852
JPMorgan Growth Advantage Fund, Class R6 Shares	286,482,189	35,153,540	—	10,231,045	—	19,893,426	309,939,571
JPMorgan High Yield Fund, Class R6 Shares	132,840,332	160,889,950	—	152,004	6,587,092	39,766,566	271,605,643
JPMorgan International Equity Fund, Class R6 Shares	234,251,585	31,225,355	—	—	1,204,818	16,772,702	241,526,906
JPMorgan International Opportunities Fund, Class R6 Shares	206,562,707	51,644,230	—	—	1,666,272	17,164,498	245,623,964
JPMorgan Intrepid America Fund, Class R5 Shares	270,375,085	23,999,993	248,040,459	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	276,475,161	—	17,627,525	4,266,775	8,449,401	296,742,968
JPMorgan Intrepid International Fund, Class R6 Shares	—	258,309,099	—	—	5,145,899	13,205,858	251,439,536
JPMorgan Intrepid International Fund, Institutional Class Shares	233,031,773	12,300,000	234,097,533	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	149,598,234	24,286,865	—	7,391,841	373,902	3,683,846	157,300,217
JPMorgan Prime Money Market Fund, Institutional Class Shares	71,582,214	562,201,696	562,734,756	—	28,890	71,049,154	71,049,154
JPMorgan Realty Income Fund, Class R5 Shares	221,544,027	7,825,731	221,330,711	(883,232)	842,054	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	230,117,699	—	12,222,955	2,384,358	18,226,865	244,422,255
JPMorgan Small Cap Equity Fund, Class R5 Shares	33,940,601	12,956,289	—	2,678,560	277,729	939,276	41,281,161
JPMorgan Small Cap Growth Fund, Class R6 Shares	35,550,811	2,302,431	—	2,302,430	—	2,397,105	31,833,550
JPMorgan Small Cap Value Fund, Class R6 Shares	43,440,350	1,986,787	—	1,697,766	289,021	1,631,586	39,941,213
JPMorgan U.S. Equity Fund, Class R6 Shares	261,481,649	39,219,806	—	13,442,571	1,777,234	20,357,792	281,548,263
JPMorgan Value Advantage Fund, Institutional Class Shares	261,749,673	52,383,234	—	2,896,497	3,242,488	10,486,583	292,890,268

Total	$3,981,826,354			$91,224,384	$45,544,087		$4,329,610,314

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$342,360,185	$89,707,822	$162,133,199	$(1,793,304)	$3,566,487	23,218,090	$268,168,940
JPMorgan Corporate Bond Fund, Class R6 Shares	78,225,504	1,410,826	—	104,426	1,306,401	8,151,623	78,581,644
JPMorgan Disciplined Equity Fund, Class R6 Shares	834,017,898	121,057,368	57,351,821	28,792,409	6,482,554	37,302,565	816,180,130
JPMorgan Emerging Economies Fund, Class R5 Shares	75,275,781	46,233,323	121,402,380	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	131,974,855	—	—	1,516,492	11,111,144	114,555,891
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	42,993,214	19,109,840	46,291,517	(3,124,486)	1,219,744	1,887,076	14,511,614
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	108,716,245	59,109,878	—	—	1,560,810	7,833,564	146,800,989
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	9,381,690	—	—	—	—	1,141,325	8,388,737
JPMorgan Growth Advantage Fund, Class R6 Shares	323,390,794	41,885,576	—	11,574,715	—	22,506,081	350,644,736
JPMorgan High Yield Fund, Class R6 Shares	122,538,547	169,822,964	—	157,397	6,722,207	39,515,461	269,890,599
JPMorgan International Equity Fund, Class R6 Shares	270,180,247	34,704,429	—	—	1,404,429	19,258,681	277,325,001
JPMorgan International Opportunities Fund, Class R6 Shares	240,880,519	54,028,198	—	—	1,900,299	19,575,243	280,121,730
JPMorgan Intrepid America Fund, Class R5 Shares	319,284,474	15,000,000	267,302,586	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	300,863,911	—	19,596,873	4,743,459	9,654,070	339,050,936
JPMorgan Intrepid International Fund, Class R6 Shares	—	280,119,232	—	—	5,912,554	14,579,075	277,585,582
JPMorgan Intrepid International Fund, Institutional Class Shares	269,032,559	14,300,000	264,973,297	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	172,515,591	25,637,482	8,290,988	7,707,738	408,308	4,033,516	172,231,131
JPMorgan Prime Money Market Fund, Institutional Class Shares	73,339,307	545,988,567	554,548,913	—	28,497	64,778,961	64,778,961
JPMorgan Realty Income Fund, Class R5 Shares	256,023,673	944,247	240,751,629	(967,559)	944,247	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	253,464,139	—	13,849,306	2,701,614	20,652,080	276,944,389
JPMorgan Small Cap Equity Fund, Class R5 Shares	42,117,061	9,652,323	—	2,994,148	310,451	1,049,941	46,144,901
JPMorgan Small Cap Growth Fund, Class R6 Shares	51,485,262	3,334,418	—	3,334,418	—	3,471,526	46,101,864
JPMorgan Small Cap Value Fund, Class R6 Shares	37,333,630	15,826,955	—	2,017,766	307,538	1,939,111	47,469,436
JPMorgan U.S. Equity Fund, Class R6 Shares	314,193,640	41,553,754	6,800,345	15,396,986	2,062,347	23,623,822	326,717,462
JPMorgan Value Advantage Fund, Institutional Class Shares	306,058,943	41,595,492	—	3,277,344	3,668,829	11,601,457	324,028,689

Total	$4,289,344,764			$102,918,177	$46,767,267		$4,546,223,362

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$189,854,594	$55,275,184	$89,082,495	$(833,142)	$2,042,802	13,415,440	$154,948,329
JPMorgan Corporate Bond Fund, Class R6 Shares	39,203,934	4,766,964	—	57,642	709,322	4,499,634	43,376,474
JPMorgan Disciplined Equity Fund, Class R6 Shares	466,501,536	86,467,944	38,719,404	15,511,363	3,695,867	21,410,827	468,468,901
JPMorgan Emerging Economies Fund, Class R5 Shares	41,412,476	25,396,593	67,156,063	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	74,507,824	—	—	851,761	6,240,748	64,342,116
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	23,371,012	12,907,675	26,721,089	(1,921,212)	688,253	1,146,552	8,816,986
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,967,888	40,378,603	—	—	897,444	4,531,369	84,917,858
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,546,425	—	—	—	—	553,093	4,065,233
JPMorgan Growth Advantage Fund, Class R6 Shares	183,655,962	25,348,186	—	6,511,322	—	12,907,838	201,104,122
JPMorgan High Yield Fund, Class R6 Shares	73,755,659	97,967,177	—	88,539	3,786,403	23,275,281	158,970,172
JPMorgan International Equity Fund, Class R6 Shares	152,343,240	26,614,844	—	—	788,670	11,383,663	163,924,753
JPMorgan International Opportunities Fund, Class R6 Shares	134,352,988	33,400,337	—	—	1,080,887	11,134,366	159,332,773
JPMorgan Intrepid America Fund, Class R5 Shares	175,077,777	14,999,984	164,555,941	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	183,452,753	—	11,411,120	2,762,082	5,469,692	192,095,576
JPMorgan Intrepid International Fund, Class R6 Shares	—	164,081,462	—	—	3,373,719	8,318,859	158,391,070
JPMorgan Intrepid International Fund, Institutional Class Shares	147,062,595	8,000,000	149,147,181	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	87,711,277	21,515,965	—	4,670,937	233,075	2,327,838	99,398,693
JPMorgan Prime Money Market Fund, Institutional Class Shares	33,923,485	349,687,103	338,703,254	—	18,410	44,907,334	44,907,334
JPMorgan Realty Income Fund, Class R5 Shares	142,602,009	4,214,339	143,145,121	(636,284)	539,076	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	153,636,323	—	7,844,018	1,574,892	12,039,021	161,443,277
JPMorgan Small Cap Equity Fund, Class R5 Shares	29,322,470	1,971,454	—	1,786,246	185,208	626,373	27,529,080
JPMorgan Small Cap Growth Fund, Class R6 Shares	21,322,062	6,705,141	—	1,705,141	—	1,775,254	23,575,377
JPMorgan Small Cap Value Fund, Class R6 Shares	23,079,425	7,316,433	—	1,143,010	179,069	1,098,454	26,890,143
JPMorgan U.S. Equity Fund, Class R6 Shares	171,675,472	23,130,356	—	8,720,154	1,139,603	13,206,035	182,639,471
JPMorgan Value Advantage Fund, Institutional Class Shares	170,300,840	28,748,858	—	1,876,915	2,101,116	6,644,083	185,569,233

Total	$2,367,043,126			$57,935,769	$26,647,659		$2,614,706,971

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$145,193,247	$56,658,878	$76,714,667	$(636,162)	$1,619,116	10,755,640	$124,227,639
JPMorgan Corporate Bond Fund, Class R6 Shares	34,089,859	3,825,225	—	49,726	579,818	3,881,679	37,419,387
JPMorgan Disciplined Equity Fund, Class R6 Shares	367,599,802	83,224,024	32,794,210	13,142,545	2,997,923	17,416,801	381,079,597
JPMorgan Emerging Economies Fund, Class R5 Shares	28,004,684	24,974,059	52,950,262	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	58,101,276	—	—	677,059	4,960,730	51,145,122
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	18,209,980	10,768,715	21,125,178	(1,416,637)	552,245	944,941	7,266,594
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	50,557,845	28,906,712	—	—	741,895	3,720,526	69,722,654
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	3,606,126	—	—	—	—	438,701	3,224,456
JPMorgan Growth Advantage Fund, Class R6 Shares	144,041,117	26,949,804	—	5,336,311	—	10,582,327	164,872,660
JPMorgan High Yield Fund, Class R6 Shares	58,440,010	81,201,666	—	72,852	3,106,072	18,922,148	129,238,268
JPMorgan International Equity Fund, Class R6 Shares	117,395,718	26,695,427	—	—	641,532	9,138,151	131,589,372
JPMorgan International Opportunities Fund, Class R6 Shares	104,452,263	30,814,193	—	—	870,717	8,969,376	128,351,775
JPMorgan Intrepid America Fund, Class R5 Shares	138,460,512	13,500,019	130,673,318	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	149,900,665	—	9,184,908	2,268,177	4,491,621	157,745,746
JPMorgan Intrepid International Fund, Class R6 Shares	—	135,526,540	—	—	2,800,341	6,905,032	131,471,810
JPMorgan Intrepid International Fund, Institutional Class Shares	120,078,560	—	114,762,484	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	69,482,570	19,049,042	—	3,771,008	189,674	1,879,344	80,247,985
JPMorgan Prime Money Market Fund, Institutional Class Shares	25,214,584	398,720,658	391,181,547	—	13,932	32,753,695	32,753,695
JPMorgan Realty Income Fund, Class R5 Shares	112,057,520	7,288,428	116,145,734	(525,531)	438,714	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	124,928,487	—	6,575,013	1,282,602	9,804,656	131,480,436
JPMorgan Small Cap Equity Fund, Class R5 Shares	23,389,366	1,572,551	—	1,424,817	147,733	499,633	21,958,850
JPMorgan Small Cap Growth Fund, Class R6 Shares	18,840,531	6,548,117	—	1,548,117	—	1,611,774	21,404,357
JPMorgan Small Cap Value Fund, Class R6 Shares	18,287,028	3,979,507	—	837,017	142,490	804,388	19,691,429
JPMorgan U.S. Equity Fund, Class R6 Shares	133,005,287	31,393,657	—	7,366,799	952,664	11,156,477	154,294,073
JPMorgan Value Advantage Fund, Institutional Class Shares	134,363,272	28,616,086	—	1,536,605	1,720,153	5,439,419	151,922,971

Total	$1,864,769,881			$48,267,388	$21,742,857		$2,131,108,876

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$26,241,476	$13,519,966	$13,850,001	$(94,366)	$317,467	2,227,640	$25,729,247
JPMorgan Corporate Bond Fund, Class R6 Shares	5,845,320	1,723,161	—	9,926	113,236	774,800	7,469,075
JPMorgan Disciplined Equity Fund, Class R6 Shares	64,419,059	26,663,163	3,479,334	2,905,679	605,268	3,675,602	80,422,162
JPMorgan Emerging Economies Fund, Class R5 Shares	5,257,868	5,757,858	11,015,984	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	12,635,244	—	—	146,476	1,073,208	11,064,778
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,986,451	2,902,173	4,246,878	(239,090)	102,173	200,635	1,542,886
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	8,560,429	8,251,131	—	—	158,326	798,755	14,968,678
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	723,213	—	—	—	—	87,982	646,668
JPMorgan Growth Advantage Fund, Class R6 Shares	25,484,633	10,080,048	—	1,088,517	—	2,201,819	34,304,346
JPMorgan High Yield Fund, Class R6 Shares	10,113,255	19,136,556	—	15,033	603,345	3,979,731	27,181,560
JPMorgan International Equity Fund, Class R6 Shares	21,037,037	9,004,676	—	—	130,193	1,917,668	27,614,420
JPMorgan International Opportunities Fund, Class R6 Shares	19,528,075	9,307,117	—	—	186,980	1,926,105	27,562,557
JPMorgan Intrepid America Fund, Class R5 Shares	24,709,734	6,332,587	29,729,320	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	34,255,447	—	1,915,444	472,946	936,565	32,892,169
JPMorgan Intrepid International Fund, Class R6 Shares	—	28,479,867	—	—	579,273	1,428,361	27,195,985
JPMorgan Intrepid International Fund, Institutional Class Shares	21,044,197	600,000	21,132,930	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	12,952,342	6,173,185	—	757,652	37,820	411,372	17,565,581
JPMorgan Prime Money Market Fund, Institutional Class Shares	7,317,565	92,857,661	92,708,340	—	2,705	7,466,886	7,466,886
JPMorgan Realty Income Fund, Class R5 Shares	20,138,181	2,623,215	23,153,309	—	83,215	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	27,518,121	—	1,338,911	269,568	2,060,671	27,633,603
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,370,071	2,001,706	—	309,587	32,100	108,561	4,771,255
JPMorgan Small Cap Growth Fund, Class R6 Shares	3,922,139	1,207,044	—	319,169	—	332,293	4,412,849
JPMorgan Small Cap Value Fund, Class R6 Shares	3,235,532	1,762,331	—	188,690	30,453	181,335	4,439,078
JPMorgan U.S. Equity Fund, Class R6 Shares	23,679,255	10,851,441	—	1,467,690	188,441	2,350,750	32,510,878
JPMorgan Value Advantage Fund, Institutional Class Shares	23,552,824	10,485,522	—	313,639	351,101	1,141,822	31,891,098

Total	$334,118,656			$10,296,481	$4,411,086		$449,285,759

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer Agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Class R6	Institutional Class	Select Class	Total
JPMorgan SmartRetirement Income Fund
Transfer agent fees	$54,654	$1,134	$4,047	$715	$8,459	$4,405	$73,414
Sub-transfer agent fees	189,343	7,925	47,611	—	207,433	94,095	546,407
JPMorgan SmartRetirement 2015 Fund
Transfer agent fees	41,262	1,424	4,141	393	9,791	4,003	61,014
Sub-transfer agent fees	162,846	8,797	48,675	—	282,575	93,596	596,489
JPMorgan SmartRetirement 2020 Fund
Transfer agent fees	61,136	2,890	6,780	511	16,702	6,995	95,014
Sub-transfer agent fees	342,632	19,586	108,701	—	601,891	248,854	1,321,664
JPMorgan SmartRetirement 2025 Fund
Transfer agent fees	64,261	2,974	6,305	513	14,996	5,795	94,844
Sub-transfer agent fees	309,771	18,895	98,615	—	567,100	198,450	1,192,831
JPMorgan SmartRetirement 2030 Fund
Transfer agent fees	72,822	3,480	7,326	472	16,819	7,064	107,983
Sub-transfer agent fees	450,177	23,298	140,235	—	722,499	301,605	1,637,814
JPMorgan SmartRetirement 2035 Fund
Transfer agent fees	63,627	2,567	5,945	464	12,964	5,189	90,756
Sub-transfer agent fees	336,929	9,070	108,514	—	573,416	205,762	1,233,691
JPMorgan SmartRetirement 2040 Fund
Transfer agent fees	64,882	3,338	7,228	448	13,798	6,416	96,110
Sub-transfer agent fees	489,764	22,945	150,585	—	722,024	322,385	1,707,703
JPMorgan SmartRetirement 2045 Fund
Transfer agent fees	50,039	2,327	5,419	325	10,311	4,412	72,833
Sub-transfer agent fees	346,776	15,516	116,518	—	534,867	219,727	1,233,404
JPMorgan SmartRetirement 2050 Fund
Transfer agent fees	35,536	2,646	6,270	265	9,467	5,218	59,402
Sub-transfer agent fees	448,920	19,951	138,811	—	478,603	320,707	1,406,992
JPMorgan SmartRetirement 2055 Fund
Transfer agent fees	14,501	1,017	2,577	343	4,619	2,998	26,055
Sub-transfer agent fees	85,365	5,968	38,243	—	110,292	49,432	289,300

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$4,157	$498
JPMorgan SmartRetirement 2015 Fund	13,264	11
JPMorgan SmartRetirement 2020 Fund	21,366	133
JPMorgan SmartRetirement 2025 Fund	31,062	2,383
JPMorgan SmartRetirement 2030 Fund	28,678	513
JPMorgan SmartRetirement 2035 Fund	22,813	109
JPMorgan SmartRetirement 2040 Fund	16,916	879
JPMorgan SmartRetirement 2045 Fund	17,426	168
JPMorgan SmartRetirement 2050 Fund	13,711	141
JPMorgan SmartRetirement 2055 Fund	4,486	20

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R6	Institutional Class	Select Class
JPMorgan SmartRetirement Income Fund*	0.29%	0.94%	0.54%	0.00%	0.06%	0.19%
JPMorgan SmartRetirement 2015 Fund**	0.31	0.96	0.56	0.00	0.08	0.21
JPMorgan SmartRetirement 2020 Fund**	0.31	0.96	0.56	0.00	0.08	0.21
JPMorgan SmartRetirement 2025 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2030 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2035 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2040 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2045 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2050 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2055 Fund***	0.32	0.97	0.57	0.00	0.08	0.22

*	Prior to November 1, 2015, the contractual expense limitations for SmartRetirement Income Fund were 0.27%, 0.92%, 0.52%, 0.04% and 0.17% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
**	Prior to November 1, 2015, the contractual expense limitations for SmartRetirement 2015 Fund and SmartRetirement 2020 Fund were 0.28%, 0.93%, 0.53%, 0.05% and 0.18% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
***	Prior to November 1, 2015, the contractual expense limitations for SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund and SmartRetirement 2055 Fund were 0.29%, 0.94%, 0.54%, 0.05% and 0.19% for Class A, Class C Class R2, Institutional Class and Select Class Shares, respectively.

The contractual expense limitation percentages are in place until at least October 31, 2016.

The Underlying Funds may impose separate shareholder service fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in futures.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$1,507,330	$239,200
JPMorgan SmartRetirement 2015 Fund	1,824,499	112,666
JPMorgan SmartRetirement 2020 Fund	4,052,506	210,104
JPMorgan SmartRetirement 2025 Fund	3,627,701	129,569
JPMorgan SmartRetirement 2030 Fund	4,331,376	232,863
JPMorgan SmartRetirement 2035 Fund	2,999,968	227,854
JPMorgan SmartRetirement 2040 Fund	3,282,803	495,287
JPMorgan SmartRetirement 2045 Fund	1,919,084	498,549
JPMorgan SmartRetirement 2050 Fund	1,683,186	677,491
JPMorgan SmartRetirement 2055 Fund	326,216	169,363

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

During the six months ended December 31, 2015, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Income Fund	$296,183,770	$205,631,740
JPMorgan SmartRetirement 2015 Fund	412,169,079	266,641,411
JPMorgan SmartRetirement 2020 Fund	930,805,475	382,212,151
JPMorgan SmartRetirement 2025 Fund	1,002,730,667	255,981,897
JPMorgan SmartRetirement 2030 Fund	1,333,084,763	541,502,032
JPMorgan SmartRetirement 2035 Fund	944,994,932	302,030,421
JPMorgan SmartRetirement 2040 Fund	890,607,139	294,567,867
JPMorgan SmartRetirement 2045 Fund	586,500,090	164,222,485
JPMorgan SmartRetirement 2050 Fund	547,391,282	138,134,058
JPMorgan SmartRetirement 2055 Fund	166,240,016	21,576,212

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$1,974,906,536	$109,322,873	$33,949,174	$75,373,699
JPMorgan SmartRetirement 2015 Fund	2,554,104,269	140,583,404	48,935,401	91,648,003
JPMorgan SmartRetirement 2020 Fund	6,082,593,570	312,575,857	114,542,045	198,033,812
JPMorgan SmartRetirement 2025 Fund	5,563,576,955	183,959,968	119,311,528	64,648,440
JPMorgan SmartRetirement 2030 Fund	6,150,383,543	327,938,986	91,020,312	236,918,674
JPMorgan SmartRetirement 2035 Fund	4,321,489,598	129,644,792	85,516,276	44,128,516
JPMorgan SmartRetirement 2040 Fund	4,409,599,108	246,580,277	71,917,121	174,663,156
JPMorgan SmartRetirement 2045 Fund	2,640,603,746	59,302,341	63,652,039	(4,349,698)
JPMorgan SmartRetirement 2050 Fund	2,143,931,530	50,865,891	47,093,715	3,772,176
JPMorgan SmartRetirement 2055 Fund	472,675,747	1,806,516	21,606,324	(19,799,808)

At June 30, 2015, the Funds did not have any pre-enactment or post-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, the Funds each have one shareholder, which is an account maintained by a financial intermediary on behalf of their clients, that collectively owned shares representing the following percentage of each applicable Fund’s net assets:

% of the Fund
JPMorgan SmartRetirement Income Fund	21.0%
JPMorgan SmartRetirement 2015 Fund	28.5
JPMorgan SmartRetirement 2020 Fund	29.0
JPMorgan SmartRetirement 2025 Fund	28.1
JPMorgan SmartRetirement 2030 Fund	26.3
JPMorgan SmartRetirement 2035 Fund	29.2
JPMorgan SmartRetirement 2040 Fund	28.0
JPMorgan SmartRetirement 2045 Fund	32.0
JPMorgan SmartRetirement 2050 Fund	28.9
JPMorgan SmartRetirement 2055 Fund	32.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2015, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Intrepid International Fund	85.0%
JPMorgan Corporate Bond Fund	84.7
JPMorgan International Opportunities Fund	76.5
JPMorgan Realty Income Fund	75.3
JPMorgan Disciplined Equity Fund	67.8
JPMorgan Emerging Economies Fund	65.3
JPMorgan International Equity Fund	61.9
JPMorgan Intrepid America Fund	56.0
JPMorgan Emerging Markets Local Currency Debt Fund	54.2
JPMorgan Emerging Markets Equity Fund	44.5
JPMorgan Emerging Markets Debt Fund	38.9
JPMorgan Mid Cap Equity Fund	35.8
JPMorgan Growth Advantage Fund	35.0
JPMorgan Commodities Strategy Fund	26.9
JPMorgan Small Cap Growth Fund	24.0
JPMorgan High Yield Fund	23.8
JPMorgan Core Bond Fund	22.8
JPMorgan Inflation Managed Bond Fund	19.9
JPMorgan Value Advantage Fund	18.6
JPMorgan Small Cap Value Fund	16.4
JPMorgan U.S. Equity Fund	14.9

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$976.80	$1.39	0.28%
Hypothetical	1,000.00	1,023.73	1.42	0.28
Class C
Actual	1,000.00	973.50	4.61	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class R2
Actual	1,000.00	974.90	2.63	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Class R6
Actual	1,000.00	977.70	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	977.40	0.25	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05
Select Class
Actual	1,000.00	976.70	0.89	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18

JPMorgan SmartRetirement 2015 Fund
Class A
Actual	1,000.00	975.80	1.44	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
Class C
Actual	1,000.00	972.50	4.66	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2015 Fund (continued)
Class R2
Actual	$1,000.00	$974.50	$2.68	0.54%
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	977.30	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	976.50	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	976.40	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

JPMorgan SmartRetirement 2020 Fund
Class A
Actual	1,000.00	973.90	1.44	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
Class C
Actual	1,000.00	970.60	4.66	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	972.70	2.68	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	974.90	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	975.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	974.40	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	970.40	1.49	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class C
Actual	1,000.00	967.10	4.70	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R2
Actual	1,000.00	968.60	2.72	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	971.40	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	971.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	970.40	0.99	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$964.90	$1.48	0.30%
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class C
Actual	1,000.00	961.50	4.68	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R2
Actual	1,000.00	963.60	2.71	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	965.90	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	966.20	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	965.40	0.99	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	961.50	1.48	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class C
Actual	1,000.00	957.90	4.68	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R2
Actual	1,000.00	960.20	2.71	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	962.50	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	962.30	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	961.60	0.99	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

JPMorgan SmartRetirement 2040 Fund
Class A
Actual	1,000.00	958.20	1.48	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class C
Actual	1,000.00	955.00	4.67	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R2
Actual	1,000.00	957.30	2.71	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	959.40	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	959.10	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2040 Fund (continued)
Select Class
Actual	$1,000.00	$958.80	$0.98	0.20%
Hypothetical	1,000.00	1,024.13	1.02	0.20

JPMorgan SmartRetirement 2045 Fund
Class A
Actual	1,000.00	958.60	1.48	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class C
Actual	1,000.00	955.50	4.67	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R2
Actual	1,000.00	957.10	2.71	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	959.70	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	959.90	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	958.70	0.98	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

JPMorgan SmartRetirement 2050 Fund
Class A
Actual	1,000.00	959.10	1.48	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class C
Actual	1,000.00	955.90	4.67	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R2
Actual	1,000.00	957.60	2.71	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	960.70	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	959.90	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	959.70	0.99	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

JPMorgan SmartRetirement 2055 Fund
Class A
Actual	1,000.00	959.30	1.48	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class C
Actual	1,000.00	955.80	4.67	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R2
Actual	1,000.00	958.10	2.71	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2055 Fund (continued)
Class R6
Actual	$1,000.00	$960.80	$0.00	0.00%
Hypothetical	1,000.00	1,025.14	0.00	0.00
Institutional Class
Actual	1,000.00	960.00	0.30	0.06
Hypothetical	1,000.00	1,024.83	0.31	0.06
Select Class
Actual	1,000.00	959.80	0.99	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agree-

ments with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees also noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that JPMFM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Trustees also considered that the Adviser and/or its affiliates, has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance was in the first, third and second quintiles for Class A shares, and in the first, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2055 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advi-

sory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT FUNDS	127

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
SmartRetirement Income Fund	$4,582,944	$400,497
SmartRetirement 2015 Fund	7,172,095	635,738
SmartRetirement 2020 Fund	22,003,494	1,964,136
SmartRetirement 2025 Fund	20,757,698	1,868,844
SmartRetirement 2030 Fund	28,492,729	2,562,357
SmartRetirement 2035 Fund	20,443,482	1,840,220
SmartRetirement 2040 Fund	23,969,133	2,155,753
SmartRetirement 2045 Fund	12,505,106	1,128,481
SmartRetirement 2050 Fund	9,780,400	882,533
SmartRetirement 2055 Fund	1,353,931	123,585

128	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-SR-1215

Semi-Annual Report

JPMorgan SmartRetirement® Blend Funds

December 31, 2015 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder:

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of December 31, 2015
JPMorgan SmartRetirement® Blend Income Fund	(1.39)%	(0.85)%	S&P Target Date Retirement Income Index	$48,240,189

JPMorgan SmartRetirement® Blend 2015 Fund	(1.33)%	(1.50)%	S&P Target Date 2015 Index	$52,875,311

JPMorgan SmartRetirement® Blend 2020 Fund	(1.63)%	(1.82)%	S&P Target Date 2020 Index	$145,571,231

JPMorgan SmartRetirement® Blend 2025 Fund	(1.78)%	(2.11)%	S&P Target Date 2025 Index	$135,464,137

JPMorgan SmartRetirement® Blend 2030 Fund	(2.20)%	(2.37)%	S&P Target Date 2030 Index	$133,995,832

JPMorgan SmartRetirement® Blend 2035 Fund	(2.44)%	(2.61)%	S&P Target Date 2035 Index	$98,720,354

JPMorgan SmartRetirement® Blend 2040 Fund	(2.74)%	(2.81)%	S&P Target Date 2040 Index	$92,179,492

JPMorgan SmartRetirement® Blend 2045 Fund	(2.66)%	(2.99)%	S&P Target Date 2045 Index	$56,055,457

JPMorgan SmartRetirement® Blend 2050 Fund	(2.69)%	(3.09)%	S&P Target Date 2050 Index	$34,322,120

JPMorgan SmartRetirement® Blend 2055 Fund	(2.60)%	(3.23)%	S&P Target Date 2055+ Index	$16,385,463

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	54.2%
U.S. Equity	23.8
Money Market	9.7
International Equity	9.5
Alternative Assets	2.8
U.S. Treasury Obligation	0.0 (a)

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	53.1%
U.S. Equity	23.6
International Equity	10.3
Money Market	9.7
Alternative Assets	3.2
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	46.0%
U.S. Equity	33.1
International Equity	15.1
Alternative Assets	4.3
Money Market	1.4
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	39.5%
Fixed Income	35.9
International Equity	18.1
Alternative Assets	4.6
Money Market	1.8
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	45.6%
Fixed Income	26.5
International Equity	21.0
Alternative Assets	5.3
Money Market	1.5
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	41.7%
International Equity	23.5
Fixed Income	19.2
Money Market	9.5
Alternative Assets	5.7
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	45.3%
International Equity	25.3
Fixed Income	13.7
Money Market	9.2
Alternative Assets	6.1
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	45.3%
International Equity	25.6
Fixed Income	13.8
Money Market	8.7
Alternative Assets	6.2
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	45.6%
International Equity	25.4
Fixed Income	14.0
Money Market	8.4
Alternative Assets	6.2
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	51.2%
International Equity	24.8
Fixed Income	13.5
Alternative Assets	6.0
Money Market	4.4
U.S. Treasury Obligation	0.1

*	The percentages indicated are based on total investments as of December 31, 2015. Each Fund’s Portfolio composition is subject to change.
(a)	Rounds to less than 0.1%

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided slim returns for the second half of 2015, while equity markets in other developed market nations posted negative returns and emerging market equities posted double-digit losses. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th. However, U.S. and other equity markets rebounded in October and the Standard & Poor’s 500 Index (S&P 500) turned in its best one-month performance since 2011. For the six months ended December 31, 2015, the S&P 500 returned 0.15%.

Generally, bond markets had a weak performance during the second half of 2015 as interest rates remained low globally. Also, increased volatility in financial markets pushed investors toward lower risk securities in developed market sovereign debt and away from lower-rated bonds. The Barclays U.S. Aggregate Index returned 0.65% and the Barclays High Yield Index returned -6.82% for the second half of 2015.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Nine out of ten JPMorgan SmartRetirement Blend Funds’ (the “Funds”) Class R6 Shares outperformed their respective S&P

Target Date indexes for the six months ended December 31, 2015.

The Funds’ investments in iShares of the MSCI Europe Australasia and Far East Index exchange traded fund in particular, detracted from performance relative to the respective indexes. However, the Funds’ fixed income investments, particularly the JPMorgan Corporate Bond Fund and JPMorgan Inflation Managed Bond Fund, made a positive contribution to relative performance.

Strategic allocation to real estate investment trusts and equities in the U.S. and other developed markets made a positive contribution to the Funds’ relative performance. From a tactical perspective, the Funds’ underweight position in emerging market equity contributed to relative performance, while the overweight position in high yield debt (also known as “junk bonds”) detracted from performance.

Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believe have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(1.53)%	(1.06)%	3.35%	4.03%
With Sales Charge**		(5.98)	(5.52)	1.77	2.67
CLASS C SHARES	July 2, 2012
Without CDSC		(1.83)	(1.65)	2.73	3.41
With CDSC***		(2.83)	(2.65)	2.73	3.41
CLASS R2 SHARES	July 2, 2012	(1.66)	(1.30)	3.10	3.78
CLASS R5 SHARES	July 2, 2012	(1.35)	(0.71)	3.72	4.40
CLASS R6 SHARES	July 2, 2012	(1.39)	(0.66)	3.76	4.44
SELECT CLASS SHARES	July 2, 2012	(1.51)	(0.96)	3.50	4.18

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(1.53)%	(0.96)%	4.34%	5.12%
With Sales Charge**		(5.95)	(5.40)	2.75	3.74
CLASS C SHARES	July 2, 2012
Without CDSC		(1.83)	(1.61)	3.71	4.49
With CDSC***		(2.83)	(2.61)	3.71	4.49
CLASS R2 SHARES	July 2, 2012	(1.72)	(1.26)	4.06	4.85
CLASS R5 SHARES	July 2, 2012	(1.35)	(0.61)	4.71	5.49
CLASS R6 SHARES	July 2, 2012	(1.33)	(0.62)	4.75	5.54
SELECT CLASS SHARES	July 2, 2012	(1.45)	(0.87)	4.49	5.28

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(1.78)%	(1.05)%	5.67%	6.50%
With Sales Charge**		(6.18)	(5.48)	4.05	5.10
CLASS C SHARES	July 2, 2012
Without CDSC		(2.14)	(1.65)	5.05	5.86
With CDSC***		(3.14)	(2.65)	5.05	5.86
CLASS R2 SHARES	July 2, 2012	(1.91)	(1.25)	5.41	6.24
CLASS R5 SHARES	July 2, 2012	(1.60)	(0.70)	6.04	6.88
CLASS R6 SHARES	July 2, 2012	(1.63)	(0.65)	6.08	6.92
SELECT CLASS SHARES	July 2, 2012	(1.76)	(0.90)	5.82	6.66

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(2.04)%	(1.13)%	6.57%	7.43%
With Sales Charge**		(6.43)	(5.57)	4.94	6.01
CLASS C SHARES	July 2, 2012
Without CDSC		(2.34)	(1.73)	5.92	6.78
With CDSC***		(3.34)	(2.73)	5.92	6.78
CLASS R2 SHARES	July 2, 2012	(2.11)	(1.38)	6.30	7.16
CLASS R5 SHARES	July 2, 2012	(1.80)	(0.77)	6.96	7.82
CLASS R6 SHARES	July 2, 2012	(1.78)	(0.67)	7.01	7.87
SELECT CLASS SHARES	July 2, 2012	(1.91)	(0.97)	6.74	7.60

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(2.40)%	(1.25)%	7.33%	8.20%
With Sales Charge**		(6.79)	(5.71)	5.70	6.78
CLASS C SHARES	July 2, 2012
Without CDSC		(2.70)	(1.85)	6.68	7.55
With CDSC***		(3.70)	(2.85)	6.68	7.55
CLASS R2 SHARES	July 2, 2012	(2.47)	(1.50)	7.07	7.93
CLASS R5 SHARES	July 2, 2012	(2.22)	(0.95)	7.69	8.56
CLASS R6 SHARES	July 2, 2012	(2.20)	(0.85)	7.76	8.62
SELECT CLASS SHARES	July 2, 2012	(2.27)	(1.09)	7.49	8.36

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(2.59)%	(1.32)%	7.89%	8.81%
With Sales Charge**		(6.97)	(5.77)	6.24	7.38
CLASS C SHARES	July 2, 2012
Without CDSC		(2.90)	(1.92)	7.24	8.16
With CDSC***		(3.90)	(2.92)	7.24	8.16
CLASS R2 SHARES	July 2, 2012	(2.77)	(1.62)	7.61	8.53
CLASS R5 SHARES	July 2, 2012	(2.46)	(1.01)	8.27	9.20
CLASS R6 SHARES	July 2, 2012	(2.44)	(0.97)	8.32	9.24
SELECT CLASS SHARES	July 2, 2012	(2.56)	(1.21)	8.05	8.97

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(2.94)%	(1.58)%	8.15%	9.08%
With Sales Charge**		(7.29)	(6.02)	6.50	7.65
CLASS C SHARES	July 2, 2012
Without CDSC		(3.25)	(2.18)	7.50	8.42
With CDSC***		(4.25)	(3.18)	7.50	8.42
CLASS R2 SHARES	July 2, 2012	(3.02)	(1.78)	7.89	8.81
CLASS R5 SHARES	July 2, 2012	(2.76)	(1.23)	8.54	9.46
CLASS R6 SHARES	July 2, 2012	(2.74)	(1.13)	8.58	9.51
SELECT CLASS SHARES	July 2, 2012	(2.86)	(1.42)	8.32	9.24

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(2.86)%	(1.45)%	8.15%	9.06%
With Sales Charge**		(7.23)	(5.87)	6.50	7.63
CLASS C SHARES	July 2, 2012
Without CDSC		(3.17)	(2.05)	7.50	8.41
With CDSC***		(4.17)	(3.05)	7.50	8.41
CLASS R2 SHARES	July 2, 2012	(2.99)	(1.75)	7.87	8.78
CLASS R5 SHARES	July 2, 2012	(2.73)	(1.15)	8.51	9.43
CLASS R6 SHARES	July 2, 2012	(2.66)	(1.05)	8.60	9.51
SELECT CLASS SHARES	July 2, 2012	(2.78)	(1.34)	8.30	9.22

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(2.84)%	(1.53)%	8.16%	9.07%
With Sales Charge**		(7.22)	(5.94)	6.50	7.64
CLASS C SHARES	July 2, 2012
Without CDSC		(3.15)	(2.08)	7.51	8.41
With CDSC***		(4.15)	(3.08)	7.51	8.41
CLASS R2 SHARES	July 2, 2012	(3.02)	(1.78)	7.87	8.78
CLASS R5 SHARES	July 2, 2012	(2.72)	(1.18)	8.52	9.44
CLASS R6 SHARES	July 2, 2012	(2.69)	(1.13)	8.59	9.50
SELECT CLASS SHARES	July 2, 2012	(2.77)	(1.38)	8.32	9.23

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(2.86)%	(1.43)%	8.04%	8.96%
With Sales Charge**		(7.21)	(5.87)	6.38	7.53
CLASS C SHARES	July 2, 2012
Without CDSC		(3.11)	(2.03)	7.38	8.31
With CDSC***		(4.11)	(3.03)	7.38	8.31
CLASS R2 SHARES	July 2, 2012	(2.93)	(1.68)	7.77	8.69
CLASS R5 SHARES	July 2, 2012	(2.68)	(1.07)	8.41	9.34
CLASS R6 SHARES	July 2, 2012	(2.60)	(1.02)	8.48	9.40
SELECT CLASS SHARES	July 2, 2012	(2.76)	(1.30)	8.19	9.12

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation

Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 54.5%
	Fixed Income — 19.9%
11,977	iShares Barclays TIPS Bond ETF	1,313,637
76,574	iShares Core U.S. Aggregate Bond ETF	8,270,758

	Total Fixed Income	9,584,395

	International Equity — 9.3%
65,635	iShares MSCI EAFE ETF	3,856,057
19,074	iShares MSCI Emerging Markets ETF	613,992

	Total International Equity	4,470,049

	U.S. Equity — 25.3%
6,742	iShares Russell 2000 ETF	758,542
7,512	iShares Russell Mid-Cap ETF	1,204,324
54,900	Vanguard S&P 500 ETF	10,262,457

	Total U.S. Equity	12,225,323

	Total Exchange-Traded Funds (Cost $25,387,331)	26,279,767

Investment Companies — 52.1% (b)
	Alternative Assets — 3.0%
9,619	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	78,872
101,301	JPMorgan Realty Income Fund, Class R6 Shares	1,358,450

	Total Alternative Assets	1,437,322

	Fixed Income — 37.9%
634,355	JPMorgan Core Bond Fund, Class R6 Shares	7,326,801
170,569	JPMorgan Corporate Bond Fund, Class R6 Shares	1,644,289
146,254	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,124,692
6,927	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	50,915

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
140,288	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,276,619
621,319	JPMorgan High Yield Fund, Class R6 Shares	4,243,605
260,241	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,628,437

	Total Fixed Income	18,295,358

	International Equity — 0.9%
11,346	JPMorgan Emerging Economies Fund, Class R6 Shares	116,980
15,764	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	295,416

	Total International Equity	412,396

	Money Market — 10.3%
4,987,152	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	4,987,152

	Total Investment Companies (Cost $26,071,706)	25,132,228

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.0% (g)
25,000	U.S. Treasury Note, 0.375%, 01/31/16 (Cost $25,003)	25,001

	Total Investments — 106.6% (Cost $51,484,040)	51,436,996
	Liabilities in Excess of Other Assets — (6.6)%	(3,196,807)

	NET ASSETS — 100.0%	$48,240,189

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 56.9%
	Fixed Income — 20.8%
11,987	iShares Barclays TIPS Bond ETF	1,314,734
89,705	iShares Core U.S. Aggregate Bond ETF	9,689,037

	Total Fixed Income	11,003,771

	International Equity — 10.1%
81,055	iShares MSCI EAFE ETF	4,761,981
17,524	iShares MSCI Emerging Markets ETF	564,098

	Total International Equity	5,326,079

	U.S. Equity — 26.0%
8,354	iShares Russell 2000 ETF	939,908
9,505	iShares Russell Mid-Cap ETF	1,523,842
60,381	Vanguard S&P 500 ETF	11,287,020

	Total U.S. Equity	13,750,770

	Total Exchange-Traded Funds (Cost $28,168,995)	30,080,620

Investment Companies — 53.4% (b)
	Alternative Assets — 3.5%
11,733	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	96,212
131,256	JPMorgan Realty Income Fund, Class R6 Shares	1,760,137

	Total Alternative Assets	1,856,349

	Fixed Income — 37.9%
734,294	JPMorgan Core Bond Fund, Class R6 Shares	8,481,091
195,783	JPMorgan Corporate Bond Fund, Class R6 Shares	1,887,351
161,851	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,244,634
8,625	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	63,395

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
141,022	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,283,301
659,065	JPMorgan High Yield Fund, Class R6 Shares	4,501,415
253,717	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,562,540

	Total Fixed Income	20,023,727

	International Equity — 1.3%
33,309	JPMorgan Emerging Economies Fund, Class R6 Shares	343,420
18,508	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	346,846

	Total International Equity	690,266

	Money Market — 10.7%
5,666,115	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	5,666,115

	Total Investment Companies (Cost $29,300,547)	28,236,457

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
75,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $75,014)	75,004

	Total Investments — 110.4% (Cost $57,544,556)	58,392,081
	Liabilities in Excess of Other Assets — (10.4)%	(5,516,770)

	NET ASSETS — 100.0%	$52,875,311

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	E-mini S&P 500	03/18/16	USD	$1,119,470	$(15,727)

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 68.9%
	Fixed Income — 18.9%
11,642	iShares Barclays TIPS Bond ETF	1,276,894
242,873	iShares Core U.S. Aggregate Bond ETF	26,232,713

	Total Fixed Income	27,509,607

	International Equity — 14.1%
315,969	iShares MSCI EAFE ETF	18,563,179
63,001	iShares MSCI Emerging Markets ETF	2,028,002

	Total International Equity	20,591,181

	U.S. Equity — 35.9%
34,578	iShares Russell 2000 ETF	3,890,371
35,580	iShares Russell Mid-Cap ETF	5,704,186
228,026	Vanguard S&P 500 ETF	42,624,900

	Total U.S. Equity	52,219,457

	Total Exchange-Traded Funds (Cost $96,243,882)	100,320,245

Investment Companies — 39.3% (b)
	Alternative Assets — 4.6%
11,517	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	94,440
492,319	JPMorgan Realty Income Fund, Class R6 Shares	6,601,997

	Total Alternative Assets	6,696,437

	Fixed Income — 31.0%
2,008,535	JPMorgan Core Bond Fund, Class R6 Shares	23,198,579
520,685	JPMorgan Corporate Bond Fund, Class R6 Shares	5,019,404
371,324	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,855,482
34,604	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	254,338

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
147,535	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,342,573
1,441,526	JPMorgan High Yield Fund, Class R6 Shares	9,845,621
254,766	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,573,141

	Total Fixed Income	45,089,138

	International Equity — 2.2%
135,126	JPMorgan Emerging Economies Fund, Class R6 Shares	1,393,144
97,305	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,823,489

	Total International Equity	3,216,633

	Money Market — 1.5%
2,225,787	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	2,225,787

	Total Investment Companies (Cost $59,760,752)	57,227,995

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
175,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $175,019)	175,009

	Total Investments — 108.3% (Cost $156,179,653)	157,723,249
	Liabilities in Excess of Other Assets — (8.3)%	(12,152,018)

	NET ASSETS — 100.0%	$145,571,231

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	E-mini S&P 500	03/18/16	USD	$1,628,320	$25,180

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 74.1%
	Fixed Income — 14.9%
187,632	iShares Core U.S. Aggregate Bond ETF	20,266,133

	International Equity — 16.5%
342,001	iShares MSCI EAFE ETF	20,092,559
70,344	iShares MSCI Emerging Markets ETF	2,264,373

	Total International Equity	22,356,932

	U.S. Equity — 42.7%
37,011	iShares Russell 2000 ETF	4,164,108
39,691	iShares Russell Mid-Cap ETF	6,363,261
252,941	Vanguard S&P 500 ETF	47,282,261

	Total U.S. Equity	57,809,630

	Total Exchange-Traded Funds (Cost $97,544,590)	100,432,695

Investment Companies — 33.7% (b)
	Alternative Assets — 5.0%
500,904	JPMorgan Realty Income Fund, Class R6 Shares	6,717,129

	Fixed Income — 23.8%
1,559,092	JPMorgan Core Bond Fund, Class R6 Shares	18,007,509
409,919	JPMorgan Corporate Bond Fund, Class R6 Shares	3,951,614
280,991	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,160,824
41,883	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	307,838
1,142,315	JPMorgan High Yield Fund, Class R6 Shares	7,802,011

	Total Fixed Income	32,229,796

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.0%
166,027	JPMorgan Emerging Economies Fund, Class R6 Shares	1,711,734
125,615	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,354,030

	Total International Equity	4,065,764

	Money Market — 1.9%
2,568,592	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	2,568,592

	Total Investment Companies (Cost $47,753,790)	45,581,281

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
145,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $145,016)	145,007

	Total Investments — 107.9% (Cost $145,443,396)	146,158,983
	Liabilities in Excess of Other Assets — (7.9)%	(10,694,846)

	NET ASSETS — 100.0%	$135,464,137

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini Russell 2000	03/18/16	USD	$113,150	$1,378
14	E-mini S&P 500	03/18/16	USD	1,424,780	24,029

					$25,407

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 83.0%
	Fixed Income — 10.9%
135,587	iShares Core U.S. Aggregate Bond ETF	14,644,752

	International Equity — 20.3%
409,600	iShares MSCI EAFE ETF	24,064,000
97,462	iShares MSCI Emerging Markets ETF	3,137,302

	Total International Equity	27,201,302

	U.S. Equity — 51.8%
44,712	iShares Russell 2000 ETF	5,030,547
47,203	iShares Russell Mid-Cap ETF	7,567,585
303,873	Vanguard S&P 500 ETF	56,802,980

	Total U.S. Equity	69,401,112

	Total Exchange-Traded Funds (Cost $107,298,510)	111,247,166

Investment Companies — 30.5% (b)
	Alternative Assets — 6.0%
597,910	JPMorgan Realty Income Fund, Class R6 Shares	8,017,974

	Fixed Income — 19.2%
1,145,551	JPMorgan Core Bond Fund, Class R6 Shares	13,231,118
304,192	JPMorgan Corporate Bond Fund, Class R6 Shares	2,932,409
242,582	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,865,453
47,223	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	347,092
1,085,698	JPMorgan High Yield Fund, Class R6 Shares	7,415,317

	Total Fixed Income	25,791,389

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.6%
208,348	JPMorgan Emerging Economies Fund, Class R6 Shares	2,148,068
142,749	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,675,116

	Total International Equity	4,823,184

	Money Market — 1.7%
2,242,783	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	2,242,783

	Total Investment Companies (Cost $42,911,505)	40,875,330

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
140,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $140,017)	140,007

	Total Investments — 113.6% (Cost $150,350,032)	152,262,503
	Liabilities in Excess of Other Assets — (13.6)%	(18,266,671)

	NET ASSETS — 100.0%	$133,995,832

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini Russell 2000	03/18/16	USD	$226,300	$2,756
15	E-mini S&P 500	03/18/16	USD	1,526,550	17,552

					$20,308

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 73.3%
	Fixed Income — 6.5%
59,998	iShares Core U.S. Aggregate Bond ETF	6,480,384

	International Equity — 21.5%
318,298	iShares MSCI EAFE ETF	18,700,007
77,677	iShares MSCI Emerging Markets ETF	2,500,423

	Total International Equity	21,200,430

	U.S. Equity — 45.3%
34,495	iShares Russell 2000 ETF	3,881,033
36,746	iShares Russell Mid-Cap ETF	5,891,119
187,065	Vanguard S&P 500 ETF	34,968,060

	Total U.S. Equity	44,740,212

	Total Exchange-Traded Funds (Cost $70,414,327)	72,421,026

Investment Companies — 34.9% (b)
	Alternative Assets — 6.2%
456,806	JPMorgan Realty Income Fund, Class R6 Shares	6,125,766

	Fixed Income — 14.3%
556,511	JPMorgan Core Bond Fund, Class R6 Shares	6,427,704
145,938	JPMorgan Corporate Bond Fund, Class R6 Shares	1,406,846
143,686	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,104,945
24,245	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	178,197
728,450	JPMorgan High Yield Fund, Class R6 Shares	4,975,315

	Total Fixed Income	14,093,007

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.0%
176,018	JPMorgan Emerging Economies Fund, Class R6 Shares	1,814,747
114,435	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,144,520

	Total International Equity	3,959,267

	Money Market — 10.4%
10,244,513	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	10,244,513

	Total Investment Companies (Cost $35,766,078)	34,422,553

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
470,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $470,099)	470,023

	Total Investments — 108.7% (Cost $106,650,504)	107,313,602
	Liabilities in Excess of Other Assets — (8.7)%	(8,593,248)

	NET ASSETS — 100.0%	$98,720,354

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
93	E-mini S&P 500	03/18/16	USD	$9,464,610	$(101,542)

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 76.3%
	Fixed Income — 4.0%
33,738	iShares Core U.S. Aggregate Bond ETF	3,644,041

	International Equity — 23.2%
319,611	iShares MSCI EAFE ETF	18,777,146
81,603	iShares MSCI Emerging Markets ETF	2,626,801

	Total International Equity	21,403,947

	U.S. Equity — 49.1%
34,485	iShares Russell 2000 ETF	3,879,907
36,026	iShares Russell Mid-Cap ETF	5,775,688
190,393	Vanguard S&P 500 ETF	35,590,164

	Total U.S. Equity	45,245,759

	Total Exchange-Traded Funds (Cost $67,844,448)	70,293,747

Investment Companies — 31.7% (b)
	Alternative Assets — 6.6%
457,105	JPMorgan Realty Income Fund, Class R6 Shares	6,129,782

	Fixed Income — 10.9%
331,580	JPMorgan Core Bond Fund, Class R6 Shares	3,829,752
82,943	JPMorgan Corporate Bond Fund, Class R6 Shares	799,572
107,808	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	829,042
23,317	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	171,382
649,164	JPMorgan High Yield Fund, Class R6 Shares	4,433,791

	Total Fixed Income	10,063,539

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.2%
162,011	JPMorgan Emerging Economies Fund, Class R6 Shares	1,670,335
116,704	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,187,038

	Total International Equity	3,857,373

	Money Market — 10.0%
9,211,121	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	9,211,121

	Total Investment Companies (Cost $30,482,299)	29,261,815

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
420,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $420,085)	420,021

	Total Investments — 108.5% (Cost $98,746,832)	99,975,583
	Liabilities in Excess of Other Assets — (8.5)%	(7,796,091)

	NET ASSETS — 100.0%	$92,179,492

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
83	E-mini S&P 500	03/18/16	USD	$8,446,910	$(87,247)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 76.3%
	Fixed Income — 4.0%
20,735	iShares Core U.S. Aggregate Bond ETF	2,239,587

	International Equity — 23.4%
196,070	iShares MSCI EAFE ETF	11,519,113
49,307	iShares MSCI Emerging Markets ETF	1,587,192

	Total International Equity	13,106,305

	U.S. Equity — 48.9%
20,573	iShares Russell 2000 ETF	2,314,668
22,453	iShares Russell Mid-Cap ETF	3,599,665
115,118	Vanguard S&P 500 ETF	21,519,008

	Total U.S. Equity	27,433,341

	Total Exchange-Traded Funds (Cost $42,000,579)	42,779,233

Investment Companies — 31.3% (b)
	Alternative Assets — 6.7%
280,476	JPMorgan Realty Income Fund, Class R6 Shares	3,761,178

	Fixed Income — 10.9%
201,066	JPMorgan Core Bond Fund, Class R6 Shares	2,322,307
48,559	JPMorgan Corporate Bond Fund, Class R6 Shares	468,113
69,432	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	533,929
10,473	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	76,974
400,030	JPMorgan High Yield Fund, Class R6 Shares	2,732,202

	Total Fixed Income	6,133,525

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.3%
101,214	JPMorgan Emerging Economies Fund, Class R6 Shares	1,043,513
72,066	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,350,511

	Total International Equity	2,394,024

	Money Market — 9.4%
5,270,346	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	5,270,346

	Total Investment Companies (Cost $18,294,693)	17,559,073

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
270,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $270,056)	270,014

	Total Investments — 108.1% (Cost $60,565,328)	60,608,320
	Liabilities in Excess of Other Assets — (8.1)%	(4,552,863)

	NET ASSETS — 100.0%	$56,055,457

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
52	E-mini S&P 500	03/18/16	USD	$5,292,040	$(55,487)

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 76.5%
	Fixed Income — 4.1%
12,877	iShares Core U.S. Aggregate Bond ETF	1,390,845

	International Equity — 23.2%
118,884	iShares MSCI EAFE ETF	6,984,435
30,121	iShares MSCI Emerging Markets ETF	969,595

	Total International Equity	7,954,030

	U.S. Equity — 49.2%
12,786	iShares Russell 2000 ETF	1,438,553
13,433	iShares Russell Mid-Cap ETF	2,153,578
71,176	Vanguard S&P 500 ETF	13,304,930

	Total U.S. Equity	16,897,061

	Total Exchange-Traded Funds (Cost $25,319,357)	26,241,936

Investment Companies — 31.0% (b)
	Alternative Assets — 6.6%
169,830	JPMorgan Realty Income Fund, Class R6 Shares	2,277,414

	Fixed Income — 11.1%
125,882	JPMorgan Core Bond Fund, Class R6 Shares	1,453,939
33,588	JPMorgan Corporate Bond Fund, Class R6 Shares	323,786
41,209	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	316,895
7,310	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	53,728
241,367	JPMorgan High Yield Fund, Class R6 Shares	1,648,540

	Total Fixed Income	3,796,888

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.2%
64,756	JPMorgan Emerging Economies Fund, Class R6 Shares	667,630
41,297	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	773,909

	Total International Equity	1,441,539

	Money Market — 9.1%
3,128,873	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	3,128,873

	Total Investment Companies (Cost $11,112,686)	10,644,714

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
165,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $165,033)	165,008

	Total Investments — 108.0% (Cost $36,597,076)	37,051,658
	Liabilities in Excess of Other Assets — (8.0)%	(2,729,538)

	NET ASSETS — 100.0%	$34,322,120

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	E-mini S&P 500	03/18/16	USD	$3,053,100	$(33,478)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 79.6%
	Fixed Income — 3.7%
5,617	iShares Core U.S. Aggregate Bond ETF	606,692

	International Equity — 22.0%
54,087	iShares MSCI EAFE ETF	3,177,611
13,168	iShares MSCI Emerging Markets ETF	423,878

	Total International Equity	3,601,489

	U.S. Equity — 53.9%
5,743	iShares Russell 2000 ETF	646,145
6,083	iShares Russell Mid-Cap ETF	975,227
38,604	Vanguard S&P 500 ETF	7,216,246

	Total U.S. Equity	8,837,618

	Total Exchange-Traded Funds (Cost $12,867,851)	13,045,799

Investment Companies — 25.7% (b)
	Alternative Assets — 6.3%
76,853	JPMorgan Realty Income Fund, Class R6 Shares	1,030,603

	Fixed Income — 10.5%
57,367	JPMorgan Core Bond Fund, Class R6 Shares	662,583
15,143	JPMorgan Corporate Bond Fund, Class R6 Shares	145,982
16,953	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	130,372
3,805	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	27,970
110,264	JPMorgan High Yield Fund, Class R6 Shares	753,101

	Total Fixed Income	1,720,008

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.2%
30,045	JPMorgan Emerging Economies Fund, Class R6 Shares	309,768
20,087	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	376,426

	Total International Equity	686,194

	Money Market — 4.7%
761,959	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	761,959

	Total Investment Companies (Cost $4,394,617)	4,198,764

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
20,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $20,002)	20,001

	Total Investments — 105.4% (Cost $17,282,470)	17,264,564
	Liabilities in Excess of Other Assets — (5.4)%	(879,101)

	NET ASSETS — 100.0%	$16,385,463

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	03/18/16	USD	$203,540	$383

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

EAFE	— Europe, Australasia and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2015.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$26,304,768	$30,155,624	$100,495,254
Investments in affiliates, at value	25,132,228	28,236,457	57,227,995

Total investment securities, at value	51,436,996	58,392,081	157,723,249
Cash	530	—	—
Receivables:
Fund shares sold	27,875	30,925	80,495
Interest from non-affiliates	39	118	275
Dividends from affiliates	627	547	317
Variation margin on futures contracts	13	—	—
Due from Adviser	9,445	8,443	5,911
Other assets	20,400	22,267	25,423

Total Assets	51,495,925	58,454,381	157,835,670

LIABILITIES:
Payables:
Due to custodian	—	—	3
Distributions	—	—	1,001
Fund shares redeemed	3,236,786	5,548,716	12,213,104
Variation margin on futures contracts	—	10,560	15,360
Accrued liabilities:
Administration fees	—	—	7,688
Distribution fees	26	26	26
Shareholder servicing fees	837	1,414	3,235
Custodian and accounting fees	8,313	8,402	8,625
Trustees’ and Chief Compliance Officer’s fees	37	65	165
Other	9,737	9,887	15,232

Total Liabilities	3,255,736	5,579,070	12,264,439

Net Assets	$48,240,189	$52,875,311	$145,571,231

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$48,789,975	$52,622,991	$144,921,762
Accumulated undistributed (distributions in excess of) net investment income	(47,560)	(59,850)	(204,720)
Accumulated net realized gains (losses)	(455,182)	(519,628)	(714,587)
Net unrealized appreciation (depreciation)	(47,044)	831,798	1,568,776

Total Net Assets	$48,240,189	$52,875,311	$145,571,231

Net Assets:
Class A	$20,039	$20,068	$20,126
Class C	19,888	19,914	19,932
Class R2	19,949	19,995	20,032
Class R5	17,676,498	18,756,785	46,666,643
Class R6	25,133,635	26,576,606	82,984,417
Select Class	5,370,180	7,481,943	15,860,081

Total	$48,240,189	$52,875,311	$145,571,231

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,250	1,211	1,158
Class C	1,242	1,203	1,148
Class R2	1,245	1,207	1,152
Class R5	1,103,072	1,132,366	2,685,535
Class R6	1,567,730	1,603,802	4,774,877
Select Class	335,151	451,852	913,050

Net Asset Value (a):
Class A — Redemption price per share	$16.03	$16.57	$17.38
Class C — Offering price per share (b)	16.02	16.56	17.37
Class R2 — Offering and redemption price per share	16.03	16.56	17.38
Class R5 — Offering and redemption price per share	16.02	16.56	17.38
Class R6 — Offering and redemption price per share	16.03	16.57	17.38
Select Class — Offering and redemption price per share	16.02	16.56	17.37
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.79	$17.35	$18.20

Cost of investments in non-affiliates	$25,412,334	$28,244,009	$96,418,901
Cost of investments in affiliates	26,071,706	29,300,547	59,760,752

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$100,577,702	$111,387,173	$72,891,049
Investments in affiliates, at value	45,581,281	40,875,330	34,422,553

Total investment securities, at value	146,158,983	152,262,503	107,313,602
Receivables:
Fund shares sold	237,151	59,885	461,361
Interest from non-affiliates	228	220	738
Dividends from affiliates	341	291	253
Due from Adviser	4,094	1,751	3,193
Other assets	21,919	23,460	21,502

Total Assets	146,422,716	152,348,110	107,800,649

LIABILITIES:
Payables:
Due to custodian	—	4	3
Distributions	5,230	2,260	293
Investment securities purchased	—	—	389,679
Fund shares redeemed	10,906,928	18,295,665	8,573,276
Variation margin on futures contracts	14,590	16,700	89,280
Accrued liabilities:
Administration fees	6,279	7,072	3,318
Distribution fees	26	26	26
Shareholder servicing fees	2,215	2,898	1,869
Custodian and accounting fees	8,797	8,421	8,508
Trustees’ and Chief Compliance Officer’s fees	250	145	—
Other	14,264	19,087	14,043

Total Liabilities	10,958,579	18,352,278	9,080,295

Net Assets	$135,464,137	$133,995,832	$98,720,354

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$135,218,197	$132,862,621	$98,717,063
Accumulated undistributed (distributions in excess of) net investment income	(197,431)	(219,937)	(160,375)
Accumulated net realized gains (losses)	(297,623)	(579,631)	(397,890)
Net unrealized appreciation (depreciation)	740,994	1,932,779	561,556

Total Net Assets	$135,464,137	$133,995,832	$98,720,354

Net Assets:
Class A	$20,107	$20,091	$20,099
Class C	19,941	19,921	19,925
Class R2	20,044	20,025	19,998
Class R5	50,419,351	56,666,722	34,748,355
Class R6	70,835,731	60,205,615	51,142,972
Select Class	14,148,963	17,063,458	12,769,005

Total	$135,464,137	$133,995,832	$98,720,354

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,121	1,089	1,067
Class C	1,113	1,081	1,058
Class R2	1,118	1,086	1,061
Class R5	2,811,280	3,073,817	1,843,462
Class R6	3,949,423	3,264,772	2,713,076
Select Class	789,213	925,898	677,805

Net Asset Value (a):
Class A — Redemption price per share	$17.93	$18.44	$18.85
Class C — Offering price per share (b)	17.93	18.43	18.84
Class R2 — Offering and redemption price per share	17.93	18.44	18.84
Class R5 — Offering and redemption price per share	17.93	18.44	18.85
Class R6 — Offering and redemption price per share	17.94	18.44	18.85
Select Class — Offering and redemption price per share	17.93	18.43	18.84
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.77	$19.31	$19.74

Cost of investments in non-affiliates	$97,689,606	$107,438,527	$70,884,426
Cost of investments in affiliates	47,753,790	42,911,505	35,766,078

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$70,713,768	$43,049,247	$26,406,944	$13,065,800
Investments in affiliates, at value	29,261,815	17,559,073	10,644,714	4,198,764

Total investment securities, at value	99,975,583	60,608,320	37,051,658	17,264,564
Receivables:
Fund shares sold	95,771	223,297	87,717	47,172
Interest from non-affiliates	659	424	259	31
Dividends from affiliates	227	153	80	53
Due from Adviser	3,525	7,230	10,663	12,453
Other assets	22,049	19,684	20,887	7,151

Total Assets	100,097,814	60,859,108	37,171,264	17,331,424

LIABILITIES:
Payables:
Due to custodian	—	—	5	3
Distributions	4,067	6,641	1,989	7,559
Investment securities purchased	573,688	—	—	524,460
Fund shares redeemed	7,233,516	4,724,881	2,798,400	394,673
Variation margin on futures contracts	79,680	49,920	28,800	1,920
Accrued liabilities:
Administration fees	2,538	—	—	—
Distribution fees	26	26	26	26
Shareholder servicing fees	2,590	789	717	280
Custodian and accounting fees	8,462	8,954	8,456	9,441
Trustees’ and Chief Compliance Officer’s fees	91	58	35	5
Other	13,664	12,382	10,716	7,594

Total Liabilities	7,918,322	4,803,651	2,849,144	945,961

Net Assets	$92,179,492	$56,055,457	$34,322,120	$16,385,463

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$91,615,575	$56,379,496	$34,129,244	$16,447,229
Accumulated undistributed (distributions in excess of) net investment income	(155,415)	(95,209)	(57,854)	(24,437)
Accumulated net realized gains (losses)	(422,172)	(216,335)	(170,374)	(19,806)
Net unrealized appreciation (depreciation)	1,141,504	(12,495)	421,104	(17,523)

Total Net Assets	$92,179,492	$56,055,457	$34,322,120	$16,385,463

Net Assets:
Class A	$20,042	$20,051	$20,080	$20,066
Class C	19,867	19,875	19,906	19,923
Class R2	19,995	20,004	19,979	20,020
Class R5	33,026,035	22,144,818	15,602,882	7,474,752
Class R6	43,193,727	26,082,843	12,314,887	5,340,108
Select Class	15,899,826	7,767,866	6,344,386	3,510,594

Total	$92,179,492	$56,055,457	$34,322,120	$16,385,463

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,053	1,057	1,059	1,075
Class C	1,044	1,048	1,051	1,068
Class R2	1,051	1,055	1,054	1,073
Class R5	1,735,361	1,167,669	823,126	400,534
Class R6	2,269,829	1,374,416	649,405	286,045
Select Class	835,928	409,698	334,785	188,181

Net Asset Value (a):
Class A — Redemption price per share	$19.03	$18.97	$18.96	$18.67
Class C — Offering price per share (b)	19.02	18.96	18.95	18.65
Class R2 — Offering and redemption price per share	19.03	18.96	18.95	18.66
Class R5 — Offering and redemption price per share	19.03	18.96	18.96	18.66
Class R6 — Offering and redemption price per share	19.03	18.98	18.96	18.67
Select Class — Offering and redemption price per share	19.02	18.96	18.95	18.66
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.93	$19.86	$19.85	$19.55

Cost of investments in non-affiliates	$68,264,533	$42,270,635	$25,484,390	$12,887,853
Cost of investments in affiliates	30,482,299	18,294,693	11,112,686	4,394,617

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$297,332	$366,834	$1,139,246
Dividend income from affiliates	332,422	396,395	898,236
Interest income from non-affiliates	30	30	210

Total investment income	629,784	763,259	2,037,692

EXPENSES:
Investment advisory fees	76,256	91,463	231,720
Administration fees	20,804	24,951	63,216
Distribution fees:
Class A	26	26	26
Class C	77	77	77
Class R2	51	51	52
Shareholder servicing fees:
Class A	26	26	26
Class C	26	26	26
Class R2	26	26	26
Class R5	5,468	6,322	14,803
Select Class	7,099	9,708	19,805
Custodian and accounting fees	12,907	12,971	13,439
Professional fees	13,388	13,426	13,669
Trustees’ and Chief Compliance Officer’s fees	195	234	594
Printing and mailing costs	5,728	6,859	13,284
Registration and filing fees	34,750	33,464	38,948
Transfer agent fees (See Note 2.F.)	1,570	1,670	2,076
Sub-transfer agent fees (See Note 2.F.)	7,576	7,021	13,988
Other	3,442	3,687	3,730

Total expenses	189,415	212,008	429,505

Less fees waived	(101,529)	(118,693)	(256,553)
Less expense reimbursements	(32,081)	(25,723)	(403)

Net expenses	55,805	67,592	172,549

Net investment income (loss)	573,979	695,667	1,865,143

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(245,033)	(142,976)	(494,355)
Investments in affiliates	(94,158)	(155,505)	(233,003)
Futures	2,265	(9,878)	(67,519)

Net realized gain (loss)	(336,926)	(308,359)	(794,877)

Distributions of capital gains received from investment company non-affiliates	12,138	14,360	36,834
Distributions of capital gains received from investment company affiliates	87,332	110,458	388,576

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(504,717)	(730,492)	(2,549,264)
Investments in affiliates	(593,252)	(654,423)	(1,636,027)
Futures	(1,956)	(8,297)	74,596

Change in net unrealized appreciation/depreciation	(1,099,925)	(1,393,212)	(4,110,695)

Net realized/unrealized gains (losses)	(1,337,381)	(1,576,753)	(4,480,162)

Change in net assets resulting from operations	$(763,402)	$(881,086)	$(2,615,019)

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,093,679	$1,221,968	$867,926
Dividend income from affiliates	682,348	648,693	396,097
Interest income from non-affiliates	172	155	91

Total investment income	1,776,199	1,870,816	1,264,114

EXPENSES:
Investment advisory fees	204,746	224,811	153,697
Administration fees	55,857	61,330	41,931
Distribution fees:
Class A	26	26	26
Class C	77	77	77
Class R2	51	51	52
Shareholder servicing fees:
Class A	26	26	26
Class C	26	26	25
Class R2	26	26	26
Class R5	14,843	18,427	10,312
Select Class	17,780	21,088	15,840
Custodian and accounting fees	13,786	13,286	13,564
Professional fees	14,115	13,952	13,944
Trustees’ and Chief Compliance Officer’s fees	752	579	397
Printing and mailing costs	11,329	13,638	9,120
Registration and filing fees	40,045	40,168	38,169
Transfer agent fees (See Note 2.F.)	2,070	2,109	1,900
Sub-transfer agent fees (See Note 2.F.)	20,007	22,337	16,544
Other	3,956	4,045	3,752

Total expenses	399,518	436,002	319,402

Less fees waived	(235,905)	(253,738)	(185,744)
Less expense reimbursements	(2,415)	(1,310)	(11,003)

Net expenses	161,198	180,954	122,655

Net investment income (loss)	1,615,001	1,689,862	1,141,459

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(206,830)	(400,691)	(275,999)
Investments in affiliates	(79,497)	(131,829)	(115,266)
Futures	(124,261)	(113,717)	(56,120)

Net realized gain (loss)	(410,588)	(646,237)	(447,385)

Distributions of capital gains received from investment company non-affiliates	28,212	20,125	8,910
Distributions of capital gains received from investment company affiliates	381,063	435,158	323,725

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,849,778)	(3,339,305)	(2,477,542)
Investments in affiliates	(1,412,485)	(1,405,688)	(949,448)
Futures	59,844	55,466	(79,231)

Change in net unrealized appreciation/depreciation	(4,202,419)	(4,689,527)	(3,506,221)

Net realized/unrealized gains (losses)	(4,203,732)	(4,880,481)	(3,620,971)

Change in net assets resulting from operations	$(2,588,731)	$(3,190,619)	$(2,479,512)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$827,386	$492,807	$302,297	$123,995
Dividend income from affiliates	335,713	199,175	121,943	48,574
Interest income from non-affiliates	111	55	44	22

Total investment income	1,163,210	692,037	424,284	172,591

EXPENSES:
Investment advisory fees	144,594	83,493	52,056	19,967
Administration fees	39,447	22,778	14,202	5,448
Distribution fees:
Class A	26	26	26	26
Class C	77	77	77	77
Class R2	51	51	51	52
Shareholder servicing fees:
Class A	26	26	26	26
Class C	25	26	25	25
Class R2	26	26	26	26
Class R5	9,732	6,353	4,265	1,829
Select Class	19,632	8,922	8,131	3,162
Custodian and accounting fees	13,341	13,756	13,144	14,087
Interest expense to affiliates	21	—	—	—
Professional fees	13,784	13,950	13,549	16,069
Trustees’ and Chief Compliance Officer’s fees	373	218	135	53
Printing and mailing costs	9,002	6,485	5,318	3,600
Registration and filing fees	37,314	37,963	35,430	27,316
Transfer agent fees (See Note 2.F.)	2,056	1,826	1,716	1,879
Sub-transfer agent fees (See Note 2.F.)	16,329	15,250	10,825	3,719
Other	3,771	3,602	3,413	3,658

Total expenses	309,627	214,828	162,415	101,019

Less fees waived	(176,118)	(113,871)	(72,734)	(28,498)
Less expense reimbursements	(14,171)	(33,591)	(44,830)	(54,916)

Net expenses	119,338	67,366	44,851	17,605

Net investment income (loss)	1,043,872	624,671	379,433	154,986

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(412,501)	(185,466)	(148,950)	(26,994)
Investments in affiliates	(92,662)	(60,474)	(47,592)	(11,744)
Futures	(54,276)	(36,921)	(7,509)	(3,246)

Net realized gain (loss)	(559,439)	(282,861)	(204,051)	(41,984)

Distributions of capital gains received from investment company non-affiliates	4,525	2,709	1,766	683
Distributions of capital gains received from investment company affiliates	317,703	194,862	118,134	49,980

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,339,951)	(1,341,197)	(749,351)	(387,450)
Investments in affiliates	(892,992)	(516,915)	(329,324)	(143,400)
Futures	(64,361)	(43,905)	(27,435)	1,895

Change in net unrealized appreciation/depreciation	(3,297,304)	(1,902,017)	(1,106,110)	(528,955)

Net realized/unrealized gains (losses)	(3,534,515)	(1,987,307)	(1,190,261)	(520,276)

Change in net assets resulting from operations	$(2,490,643)	$(1,362,636)	$(810,828)	$(365,290)

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$573,979	$839,565	$695,667	$1,145,609
Net realized gain (loss)	(336,926)	(81,370)	(308,359)	(156,772)
Distributions of capital gains received from investment company non-affiliates	12,138	5,059	14,360	7,213
Distributions of capital gains received from investment company affiliates	87,332	82,026	110,458	120,768
Change in net unrealized appreciation/depreciation	(1,099,925)	(524,299)	(1,393,212)	(416,988)

Change in net assets resulting from operations	(763,402)	320,981	(881,086)	699,830

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(212)	(972)	(220)	(1,041)
From net realized gains	(20)	(412)	(6)	(412)
Class C
From net investment income	(150)	(621)	(158)	(675)
From net realized gains	(20)	(407)	(6)	(407)
Class R2
From net investment income	(186)	(824)	(195)	(886)
From net realized gains	(20)	(410)	(6)	(410)
Class R5
From net investment income	(258,785)	(449,573)	(312,225)	(521,199)
From net realized gains	(21,365)	(154,442)	(6,965)	(170,876)
Class R6
From net investment income	(300,196)	(333,343)	(353,175)	(520,581)
From net realized gains	(25,574)	(87,245)	(7,596)	(151,037)
Select Class
From net investment income	(61,871)	(73,325)	(89,346)	(129,303)
From net realized gains	(5,391)	(25,143)	(2,236)	(49,452)

Total distributions to shareholders	(673,790)	(1,126,717)	(772,134)	(1,546,279)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	781,984	11,131,830	(5,048,395)	12,579,499

NET ASSETS:
Change in net assets	(655,208)	10,326,094	(6,701,615)	11,733,050
Beginning of period	48,895,397	38,569,303	59,576,926	47,843,876

End of period	$48,240,189	$48,895,397	$52,875,311	$59,576,926

Accumulated undistributed (distributions in excess of) net investment income	$(47,560)	$(139)	$(59,850)	$(198)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,865,143	$2,727,696	$1,615,001	$2,195,801
Net realized gain (loss)	(794,877)	(256,315)	(410,588)	(206,815)
Distributions of capital gains received from investment company non-affiliates	36,834	14,590	28,212	9,393
Distributions of capital gains received from investment company affiliates	388,576	266,140	381,063	210,825
Change in net unrealized appreciation/depreciation	(4,110,695)	(552,971)	(4,202,419)	(432,019)

Change in net assets resulting from operations	(2,615,019)	2,199,140	(2,588,731)	1,777,185

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(232)	(1,107)	(221)	(1,115)
From net realized gains	(8)	(268)	(14)	(230)
Class C
From net investment income	(169)	(723)	(158)	(718)
From net realized gains	(8)	(265)	(13)	(228)
Class R2
From net investment income	(205)	(946)	(195)	(948)
From net realized gains	(8)	(267)	(14)	(229)
Class R5
From net investment income	(774,290)	(1,148,199)	(765,819)	(1,037,468)
From net realized gains	(24,296)	(221,826)	(40,895)	(165,003)
Class R6
From net investment income	(1,098,781)	(1,417,161)	(877,088)	(990,352)
From net realized gains	(34,274)	(213,564)	(47,648)	(124,918)
Select Class
From net investment income	(195,045)	(226,754)	(164,854)	(215,890)
From net realized gains	(6,314)	(47,894)	(9,522)	(37,149)

Total distributions to shareholders	(2,133,630)	(3,278,974)	(1,906,441)	(2,574,248)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,781,537	48,140,569	10,991,287	49,610,727

NET ASSETS:
Change in net assets	(2,967,112)	47,060,735	6,496,115	48,813,664
Beginning of period	148,538,343	101,477,608	128,968,022	80,154,358

End of period	$145,571,231	$148,538,343	$135,464,137	$128,968,022

Accumulated undistributed (distributions in excess of) net investment income	$(204,720)	$(1,141)	$(197,431)	$(4,097)

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,689,862	$2,468,127	$1,141,459	$1,524,936
Net realized gain (loss)	(646,237)	(340,140)	(447,385)	(211,728)
Distributions of capital gains received from investment company non-affiliates	20,125	7,679	8,910	2,675
Distributions of capital gains received from investment company affiliates	435,158	246,481	323,725	151,773
Change in net unrealized appreciation/depreciation	(4,689,527)	(38,356)	(3,506,221)	(32,404)

Change in net assets resulting from operations	(3,190,619)	2,343,791	(2,479,512)	1,435,252

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(219)	(1,125)	(214)	(1,102)
From net realized gains	(8)	(266)	(9)	(227)
Class C
From net investment income	(156)	(719)	(151)	(687)
From net realized gains	(8)	(263)	(9)	(224)
Class R2
From net investment income	(192)	(954)	(187)	(927)
From net realized gains	(8)	(265)	(9)	(225)
Class R5
From net investment income	(934,315)	(1,346,949)	(522,467)	(651,971)
From net realized gains	(29,174)	(252,909)	(19,749)	(99,754)
Class R6
From net investment income	(776,220)	(908,641)	(633,404)	(724,238)
From net realized gains	(23,571)	(126,248)	(23,215)	(86,639)
Select Class
From net investment income	(198,348)	(269,136)	(145,128)	(182,811)
From net realized gains	(6,645)	(56,261)	(5,836)	(32,114)

Total distributions to shareholders	(1,968,864)	(2,963,736)	(1,350,378)	(1,780,919)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(4,230,491)	44,935,602	6,895,954	39,255,639

NET ASSETS:
Change in net assets	(9,389,974)	44,315,657	3,066,064	38,909,972
Beginning of period	143,385,806	99,070,149	95,654,290	56,744,318

End of period	$133,995,832	$143,385,806	$98,720,354	$95,654,290

Accumulated undistributed (distributions in excess of) net investment income	$(219,937)	$(349)	$(160,375)	$(283)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,043,872	$1,445,687	$624,671	$762,288
Net realized gain (loss)	(559,439)	(149,316)	(282,861)	(118,452)
Distributions of capital gains received from investment company non-affiliates	4,525	1,670	2,709	832
Distributions of capital gains received from investment company affiliates	317,703	149,642	194,862	77,900
Change in net unrealized appreciation/depreciation	(3,297,304)	(41,755)	(1,902,017)	5,265

Change in net assets resulting from operations	(2,490,643)	1,405,928	(1,362,636)	727,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(210)	(1,111)	(210)	(1,118)
From net realized gains	(14)	(198)	(13)	(154)
Class C
From net investment income	(148)	(691)	(147)	(699)
From net realized gains	(14)	(195)	(13)	(152)
Class R2
From net investment income	(184)	(934)	(184)	(942)
From net realized gains	(14)	(197)	(13)	(153)
Class R5
From net investment income	(482,447)	(639,460)	(320,371)	(396,933)
From net realized gains	(28,174)	(86,181)	(17,684)	(41,066)
Class R6
From net investment income	(536,938)	(607,614)	(313,869)	(283,509)
From net realized gains	(30,425)	(62,945)	(17,145)	(22,169)
Select Class
From net investment income	(178,632)	(231,566)	(84,998)	(97,640)
From net realized gains	(11,196)	(34,784)	(5,101)	(10,951)

Total distributions to shareholders	(1,268,396)	(1,665,876)	(759,748)	(855,486)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,733,200	32,349,973	7,961,698	22,824,440

NET ASSETS:
Change in net assets	1,974,161	32,090,025	5,839,314	22,696,787
Beginning of period	90,205,331	58,115,306	50,216,143	27,519,356

End of period	$92,179,492	$90,205,331	$56,055,457	$50,216,143

Accumulated undistributed (distributions in excess of) net investment income	$(155,415)	$(728)	$(95,209)	$(101)

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$379,433	$514,869	$154,986	$167,554
Net realized gain (loss)	(204,051)	(69,065)	(41,984)	(25,422)
Distributions of capital gains received from investment company non-affiliates	1,766	601	683	181
Distributions of capital gains received from investment company affiliates	118,134	54,508	49,980	16,937
Change in net unrealized appreciation/depreciation	(1,106,110)	19,937	(528,955)	(582)

Change in net assets resulting from operations	(810,828)	520,850	(365,290)	158,668

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(209)	(1,144)	(196)	(1,148)
From net realized gains	(18)	(129)	(10)	(110)
Class C
From net investment income	(147)	(725)	(134)	(731)
From net realized gains	(17)	(128)	(10)	(108)
Class R2
From net investment income	(183)	(968)	(171)	(973)
From net realized gains	(18)	(129)	(10)	(109)
Class R5
From net investment income	(216,780)	(273,215)	(88,058)	(110,594)
From net realized gains	(16,174)	(23,379)	(4,002)	(7,823)
Class R6
From net investment income	(148,598)	(142,793)	(56,027)	(26,583)
From net realized gains	(10,688)	(10,208)	(2,642)	(1,276)
Select Class
From net investment income	(70,117)	(109,059)	(34,784)	(31,611)
From net realized gains	(5,553)	(10,245)	(1,284)	(2,371)

Total distributions to shareholders	(468,502)	(572,122)	(187,328)	(183,437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,287,496	13,415,621	5,863,257	5,284,996

NET ASSETS:
Change in net assets	2,008,166	13,364,349	5,310,639	5,260,227
Beginning of period	32,313,954	18,949,605	11,074,824	5,814,597

End of period	$34,322,120	$32,313,954	$16,385,463	$11,074,824

Accumulated undistributed (distributions in excess of) net investment income	$(57,854)	$(1,253)	$(24,437)	$(53)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$232	$1,384	$226	$1,453
Cost of shares redeemed	(38,019)	—	(40,173)	—

Change in net assets resulting from Class A capital transactions	$(37,787)	$1,384	$(39,947)	$1,453

Class C
Distributions reinvested	$170	$1,028	$164	$1,082
Cost of shares redeemed	(37,071)	—	(39,188)	—

Change in net assets resulting from Class C capital transactions	$(36,901)	$1,028	$(39,024)	$1,082

Class R2
Distributions reinvested	$206	$1,234	$201	$1,296
Cost of shares redeemed	(37,648)	—	(39,767)	—

Change in net assets resulting from Class R2 capital transactions	$(37,442)	$1,234	$(39,566)	$1,296

Class R5
Proceeds from shares issued	$1,395,352	$4,897,873	$2,461,191	$9,269,187
Distributions reinvested	280,150	604,015	319,190	692,075
Cost of shares redeemed	(6,111,579)	(4,371,532)	(8,633,202)	(5,684,153)

Change in net assets resulting from Class R5 capital transactions	$(4,436,077)	$1,130,356	$(5,852,821)	$4,277,109

Class R6
Proceeds from shares issued	$8,521,855	$10,158,983	$6,379,869	$8,411,806
Distributions reinvested	317,579	420,588	330,577	671,618
Cost of shares redeemed	(3,180,824)	(4,031,039)	(6,070,439)	(5,120,245)

Change in net assets resulting from Class R6 capital transactions	$5,658,610	$6,548,532	$640,007	$3,963,179

Select Class
Proceeds from shares issued	$119,387	$4,507,961	$1,065,670	$6,277,812
Distributions reinvested	67,262	98,468	91,582	178,755
Cost of shares redeemed	(515,068)	(1,157,133)	(874,296)	(2,121,187)

Change in net assets resulting from Select Class capital transactions	$(328,419)	$3,449,296	$282,956	$4,335,380

Total change in net assets resulting from capital transactions	$781,984	$11,131,830	$(5,048,395)	$12,579,499

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	15	84	14	85
Redeemed	(2,305)	—	(2,356)	—

Change in Class A Shares	(2,290)	84	(2,342)	85

Class C
Reinvested	11	62	10	64
Redeemed	(2,248)	—	(2,299)	—

Change in Class C Shares	(2,237)	62	(2,289)	64

Class R2
Reinvested	12	75	12	75
Redeemed	(2,282)	—	(2,332)	—

Change in Class R2 Shares	(2,270)	75	(2,320)	75

Class R5
Issued	85,912	293,504	146,144	538,470
Reinvested	17,516	36,593	19,320	40,587
Redeemed	(377,565)	(260,913)	(518,493)	(329,269)

Change in Class R5 Shares	(274,137)	69,184	(353,029)	249,788

Class R6
Issued	518,416	608,902	374,638	488,106
Reinvested	19,849	25,461	20,001	39,369
Redeemed	(196,002)	(240,852)	(359,497)	(296,695)

Change in Class R6 Shares	342,263	393,511	35,142	230,780

Select Class
Issued	7,328	269,747	63,034	364,913
Reinvested	4,208	5,967	5,546	10,489
Redeemed	(31,497)	(69,349)	(52,309)	(123,134)

Change in Select Class Shares	(19,961)	206,365	16,271	252,268

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$240	$1,375	$235	$1,345
Cost of shares redeemed	(43,097)	—	(45,217)	—

Change in net assets resulting from Class A capital transactions	$(42,857)	$1,375	$(44,982)	$1,345

Class C
Distributions reinvested	$177	$988	$171	$946
Cost of shares redeemed	(42,101)	—	(44,152)	—

Change in net assets resulting from Class C capital transactions	$(41,924)	$988	$(43,981)	$946

Class R2
Distributions reinvested	$213	$1,213	$209	$1,177
Cost of shares redeemed	(42,693)	—	(44,764)	—

Change in net assets resulting from Class R2 capital transactions	$(42,480)	$1,213	$(44,555)	$1,177

Class R5
Proceeds from shares issued	$6,523,132	$16,549,633	$7,689,860	$19,577,837
Distributions reinvested	798,586	1,370,025	806,714	1,202,471
Cost of shares redeemed	(17,407,188)	(4,757,046)	(13,787,812)	(4,721,460)

Change in net assets resulting from Class R5 capital transactions	$(10,085,470)	$13,162,612	$(5,291,238)	$16,058,848

Class R6
Proceeds from shares issued	$19,797,311	$35,139,341	$21,264,461	$29,724,901
Distributions reinvested	1,062,628	1,630,725	871,852	1,115,270
Cost of shares redeemed	(10,402,777)	(9,910,565)	(6,236,258)	(4,995,297)

Change in net assets resulting from Class R6 capital transactions	$10,457,162	$26,859,501	$15,900,055	$25,844,874

Select Class
Proceeds from shares issued	$2,634,355	$11,243,013	$1,454,638	$9,847,471
Distributions reinvested	199,790	273,549	166,257	238,252
Cost of shares redeemed	(1,297,039)	(3,401,682)	(1,104,907)	(2,382,186)

Change in net assets resulting from Select Class capital transactions	$1,537,106	$8,114,880	$515,988	$7,703,537

Total change in net assets resulting from capital transactions	$1,781,537	$48,140,569	$10,991,287	$49,610,727

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	14	77	13	73
Redeemed	(2,399)	—	(2,433)	—

Change in Class A Shares	(2,385)	77	(2,420)	73

Class C
Reinvested	10	56	11	51
Redeemed	(2,344)	—	(2,377)	—

Change in Class C Shares	(2,334)	56	(2,366)	51

Class R2
Reinvested	12	68	12	64
Redeemed	(2,377)	—	(2,409)	—

Change in Class R2 Shares	(2,365)	68	(2,397)	64

Class R5
Issued	370,389	914,726	422,714	1,041,219
Reinvested	46,193	76,503	45,269	65,021
Redeemed	(997,332)	(262,188)	(765,154)	(251,399)

Change in Class R5 Shares	(580,750)	729,041	(297,171)	854,841

Class R6
Issued	1,111,250	1,940,899	1,158,875	1,588,356
Reinvested	61,419	90,973	48,866	60,266
Redeemed	(585,887)	(545,806)	(341,155)	(265,681)

Change in Class R6 Shares	586,782	1,486,066	866,586	1,382,941

Select Class
Issued	147,794	622,602	78,887	528,571
Reinvested	11,562	15,275	9,333	12,888
Redeemed	(73,244)	(188,549)	(61,100)	(128,359)

Change in Select Class Shares	86,112	449,328	27,120	413,100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$227	$1,391	$223	$1,329
Cost of shares redeemed	(47,115)	—	(48,607)	—

Change in net assets resulting from Class A capital transactions	$(46,888)	$1,391	$(48,384)	$1,329

Class C
Distributions reinvested	$164	$982	$160	$911
Cost of shares redeemed	(46,019)	—	(47,486)	—

Change in net assets resulting from Class C capital transactions	$(45,855)	$982	$(47,326)	$911

Class R2
Distributions reinvested	$200	$1,219	$196	$1,152
Cost of shares redeemed	(46,647)	—	(48,165)	—

Change in net assets resulting from Class R2 capital transactions	$(46,447)	$1,219	$(47,969)	$1,152

Class R5
Proceeds from shares issued	$7,621,750	$17,525,211	$6,644,629	$14,330,793
Distributions reinvested	963,489	1,599,858	542,216	751,725
Cost of shares redeemed	(21,427,854)	(5,359,947)	(10,014,259)	(2,131,814)

Change in net assets resulting from Class R5 capital transactions	$(12,842,615)	$13,765,122	$(2,827,414)	$12,950,704

Class R6
Proceeds from shares issued	$15,736,347	$29,835,826	$14,705,339	$25,170,273
Distributions reinvested	775,196	1,034,889	651,896	810,877
Cost of shares redeemed	(9,137,580)	(4,883,249)	(6,486,307)	(4,916,779)

Change in net assets resulting from Class R6 capital transactions	$7,373,963	$25,987,466	$8,870,928	$21,064,371

Select Class
Proceeds from shares issued	$1,773,678	$7,775,053	$1,550,331	$7,477,911
Distributions reinvested	201,674	325,397	150,541	214,822
Cost of shares redeemed	(598,001)	(2,921,028)	(704,753)	(2,455,561)

Change in net assets resulting from Select Class capital transactions	$1,377,351	$5,179,422	$996,119	$5,237,172

Total change in net assets resulting from capital transactions	$(4,230,491)	$44,935,602	$6,895,954	$39,255,639

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	12	74	12	69
Redeemed	(2,455)	—	(2,470)	—

Change in Class A Shares	(2,443)	74	(2,458)	69

Class C
Reinvested	9	51	8	47
Redeemed	(2,398)	—	(2,414)	—

Change in Class C Shares	(2,389)	51	(2,406)	47

Class R2
Reinvested	11	64	10	59
Redeemed	(2,431)	—	(2,448)	—

Change in Class R2 Shares	(2,420)	64	(2,438)	59

Class R5
Issued	407,008	906,648	346,991	721,998
Reinvested	52,695	84,076	29,001	38,579
Redeemed	(1,158,572)	(277,581)	(529,551)	(107,978)

Change in Class R5 Shares	(698,869)	713,143	(153,559)	652,599

Class R6
Issued	836,610	1,547,298	764,055	1,273,448
Reinvested	42,362	54,296	34,877	41,561
Redeemed	(485,046)	(253,757)	(338,459)	(246,864)

Change in Class R6 Shares	393,926	1,347,837	460,473	1,068,145

Select Class
Issued	94,345	404,998	80,891	380,688
Reinvested	11,027	17,107	8,056	11,030
Redeemed	(31,984)	(153,302)	(37,090)	(125,510)

Change in Select Class Shares	73,388	268,803	51,857	266,208

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$224	$1,309	$223	$1,272
Cost of shares redeemed	(49,457)	—	(49,361)	—

Change in net assets resulting from Class A capital transactions	$(49,233)	$1,309	$(49,138)	$1,272

Class C
Distributions reinvested	$162	$886	$160	$851
Cost of shares redeemed	(48,322)	—	(48,228)	—

Change in net assets resulting from Class C capital transactions	$(48,160)	$886	$(48,068)	$851

Class R2
Distributions reinvested	$198	$1,131	$197	$1,095
Cost of shares redeemed	(48,952)	—	(48,857)	—

Change in net assets resulting from Class R2 capital transactions	$(48,754)	$1,131	$(48,660)	$1,095

Class R5
Proceeds from shares issued	$5,720,883	$11,795,238	$4,963,607	$9,443,810
Distributions reinvested	510,621	725,641	338,055	437,999
Cost of shares redeemed	(9,375,477)	(2,236,463)	(5,779,034)	(2,102,478)

Change in net assets resulting from Class R5 capital transactions	$(3,143,973)	$10,284,416	$(477,372)	$7,779,331

Class R6
Proceeds from shares issued	$14,937,290	$20,564,169	$10,638,992	$14,604,717
Distributions reinvested	565,193	670,559	330,617	305,678
Cost of shares redeemed	(8,245,010)	(3,208,591)	(3,553,847)	(2,791,773)

Change in net assets resulting from Class R6 capital transactions	$7,257,473	$18,026,137	$7,415,762	$12,118,622

Select Class
Proceeds from shares issued	$2,093,303	$5,965,395	$1,530,425	$4,732,484
Distributions reinvested	183,973	265,833	82,941	108,591
Cost of shares redeemed	(511,429)	(2,195,134)	(444,192)	(1,917,806)

Change in net assets resulting from Select Class capital transactions	$1,765,847	$4,036,094	$1,169,174	$2,923,269

Total change in net assets resulting from capital transactions	$5,733,200	$32,349,973	$7,961,698	$22,824,440

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	12	67	12	65
Redeemed	(2,480)	—	(2,485)	—

Change in Class A Shares	(2,468)	67	(2,473)	65

Class C
Reinvested	8	45	8	43
Redeemed	(2,424)	—	(2,429)	—

Change in Class C Shares	(2,416)	45	(2,421)	43

Class R2
Reinvested	11	57	10	56
Redeemed	(2,455)	—	(2,460)	—

Change in Class R2 Shares	(2,444)	57	(2,450)	56

Class R5
Issued	297,038	585,960	259,414	473,295
Reinvested	27,064	36,801	17,982	22,295
Redeemed	(490,170)	(112,427)	(303,756)	(106,302)

Change in Class R5 Shares	(166,068)	510,334	(26,360)	389,288

Class R6
Issued	769,816	1,029,638	550,918	734,473
Reinvested	29,970	33,960	17,571	15,520
Redeemed	(422,948)	(160,911)	(182,680)	(138,958)

Change in Class R6 Shares	376,838	902,687	385,809	611,035

Select Class
Issued	106,989	299,611	78,678	238,413
Reinvested	9,755	13,489	4,411	5,525
Redeemed	(26,051)	(111,723)	(22,785)	(97,787)

Change in Select Class Shares	90,693	201,377	60,304	146,151

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$227	$1,273	$206	$1,258
Cost of shares redeemed	(49,352)	—	(49,117)	—

Change in net assets resulting from Class A capital transactions	$(49,125)	$1,273	$(48,911)	$1,258

Class C
Distributions reinvested	$164	$853	$144	$839
Cost of shares redeemed	(48,216)	—	(47,955)	—

Change in net assets resulting from Class C capital transactions	$(48,052)	$853	$(47,811)	$839

Class R2
Distributions reinvested	$201	$1,097	$181	$1,082
Cost of shares redeemed	(48,903)	—	(48,613)	—

Change in net assets resulting from Class R2 capital transactions	$(48,702)	$1,097	$(48,432)	$1,082

Class R5
Proceeds from shares issued	$4,014,240	$5,890,315	$1,892,170	$3,008,056
Distributions reinvested	232,954	296,594	92,060	118,417
Cost of shares redeemed	(3,627,623)	(1,561,233)	(951,078)	(377,099)

Change in net assets resulting from Class R5 capital transactions	$619,571	$4,625,676	$1,033,152	$2,749,374

Class R6
Proceeds from shares issued	$6,216,317	$7,744,641	$4,112,725	$2,227,517
Distributions reinvested	158,916	153,001	58,532	27,859
Cost of shares redeemed	(3,267,686)	(1,801,398)	(687,438)	(598,073)

Change in net assets resulting from Class R6 capital transactions	$3,107,547	$6,096,244	$3,483,819	$1,657,303

Select Class
Proceeds from shares issued	$1,125,661	$3,054,689	$1,569,718	$1,069,391
Distributions reinvested	72,767	117,254	28,491	33,926
Cost of shares redeemed	(1,492,171)	(481,465)	(106,769)	(228,177)

Change in net assets resulting from Select Class capital transactions	$(293,743)	$2,690,478	$1,491,440	$875,140

Total change in net assets resulting from capital transactions	$3,287,496	$13,415,621	$5,863,257	$5,284,996

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	12	65	11	65
Redeemed	(2,485)	—	(2,516)	—

Change in Class A Shares	(2,473)	65	(2,505)	65

Class C
Reinvested	9	43	8	44
Redeemed	(2,429)	—	(2,459)	—

Change in Class C Shares	(2,420)	43	(2,451)	44

Class R2
Reinvested	11	56	10	56
Redeemed	(2,464)	—	(2,491)	—

Change in Class R2 Shares	(2,453)	56	(2,481)	56

Class R5
Issued	210,219	295,740	100,204	153,205
Reinvested	12,395	15,096	4,978	6,131
Redeemed	(190,689)	(78,993)	(50,450)	(19,594)

Change in Class R5 Shares	31,925	231,843	54,732	139,742

Class R6
Issued	323,206	389,949	214,347	114,202
Reinvested	8,454	7,769	3,157	1,437
Redeemed	(167,955)	(89,687)	(35,788)	(30,079)

Change in Class R6 Shares	163,705	308,031	181,716	85,560

Select Class
Issued	57,327	154,067	82,367	54,644
Reinvested	3,871	5,971	1,541	1,756
Redeemed	(75,936)	(24,330)	(5,636)	(11,588)

Change in Select Class Shares	(14,738)	135,708	78,272	44,812

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$16.47	$0.16	(h)	$(0.41)	$(0.25)	$(0.17)	$(0.02)	$(0.19)
Year Ended June 30, 2015	16.78	0.28		(0.19)	0.09	(0.28)	(0.12)	(0.40)
Year Ended June 30, 2014	15.44	0.30	(h)	1.33	1.63	(0.28)	(0.01)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(k)	0.41	0.73	(0.29)	— (l)	(0.29)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.46	0.11	(h)	(0.41)	(0.30)	(0.12)	(0.02)	(0.14)
Year Ended June 30, 2015	16.77	0.18		(0.19)	(0.01)	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.44	0.20	(h)	1.33	1.53	(0.19)	(0.01)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23	(k)	0.41	0.64	(0.20)	— (l)	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	16.47	0.14	(h)	(0.41)	(0.27)	(0.15)	(0.02)	(0.17)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(h)	1.32	1.58	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28	(k)	0.41	0.69	(0.25)	— (l)	(0.25)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	16.47	0.18	(h)	(0.41)	(0.23)	(0.20)	(0.02)	(0.22)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(h)	1.30	1.68	(0.34)	(0.01)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(k)	0.45	0.78	(0.34)	— (l)	(0.34)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	16.48	0.19	(h)	(0.42)	(0.23)	(0.20)	(0.02)	(0.22)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(h)	1.30	1.69	(0.35)	(0.01)	(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(k)	0.43	0.80	(0.35)	— (l)	(0.35)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.47	0.17	(h)	(0.42)	(0.25)	(0.18)	(0.02)	(0.20)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(h)	1.31	1.65	(0.31)	(0.01)	(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34	(k)	0.41	0.75	(0.31)	— (l)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.03	(1.53)%	$20,039	0.58%		2.01%		2.66%		15%
16.47	0.53	58,318	0.56		1.66		1.37		24
16.78	10.61	57,991	0.51	(i)	1.85	(i)	1.87	(i)	86
15.44	4.87	52,447	0.54	(i)	2.07	(i)(k)	12.14	(i)	84

16.02	(1.83)	19,888	1.17		1.40		3.18		15
16.46	(0.05)	57,280	1.15		1.06		1.87		24
16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)(k)	12.64	(i)	84

16.03	(1.66)	19,949	0.82		1.75		2.92		15
16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)(k)	12.38	(i)	84

16.02	(1.41)	17,676,498	0.22		2.24		0.77		15
16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)(k)	9.64	(i)	84

16.03	(1.39)	25,133,635	0.17		2.35		0.67		15
16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)(k)	4.40	(i)	84

16.02	(1.51)	5,370,180	0.42		2.03		0.95		15
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)(k)	11.88	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2015 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$17.02	$0.18	(h)(i)	$(0.45)	$(0.27)	$(0.18)	$— (j)	$(0.18)
Year Ended June 30, 2015	17.29	0.30	(h)	(0.15)	0.15	(0.30)	(0.12)	(0.42)
Year Ended June 30, 2014	15.71	0.32	(h)	1.61	1.93	(0.34)	(0.01)	(0.35)
July 2, 2012 (l) through June 30, 2013	15.00	0.35	(i)	0.66	1.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	17.01	0.12	(h)(i)	(0.44)	(0.32)	(0.13)	— (j)	(0.13)
Year Ended June 30, 2015	17.28	0.19	(h)	(0.14)	0.05	(0.20)	(0.12)	(0.32)
Year Ended June 30, 2014	15.71	0.22	(h)	1.60	1.82	(0.24)	(0.01)	(0.25)
July 2, 2012 (l) through June 30, 2013	15.00	0.25	(i)	0.66	0.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	17.02	0.15	(h)(i)	(0.45)	(0.30)	(0.16)	— (j)	(0.16)
Year Ended June 30, 2015	17.29	0.25	(h)	(0.15)	0.10	(0.25)	(0.12)	(0.37)
Year Ended June 30, 2014	15.71	0.28	(h)	1.61	1.89	(0.30)	(0.01)	(0.31)
July 2, 2012 (l) through June 30, 2013	15.00	0.31	(i)	0.66	0.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	17.02	0.19	(h)(i)	(0.44)	(0.25)	(0.21)	— (j)	(0.21)
Year Ended June 30, 2015	17.29	0.36	(h)	(0.15)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.71	0.39	(h)	1.60	1.99	(0.40)	(0.01)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.35	(i)	0.71	1.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	17.02	0.20	(h)(i)	(0.43)	(0.23)	(0.22)	— (j)	(0.22)
Year Ended June 30, 2015	17.29	0.37	(h)	(0.16)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.72	0.41	(h)	1.58	1.99	(0.41)	(0.01)	(0.42)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	0.69	1.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	17.01	0.18	(h)(i)	(0.43)	(0.25)	(0.20)	— (j)	(0.20)
Year Ended June 30, 2015	17.29	0.34	(h)	(0.17)	0.17	(0.33)	(0.12)	(0.45)
Year Ended June 30, 2014	15.71	0.37	(h)	1.59	1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(i)	0.66	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Amount rounds to less than $0.01.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.57	(1.53)%	$20,068	0.57%		2.07	%(i)	2.63%		19%
17.02	0.86	60,484	0.56		1.73		1.25		23
17.29	12.36	59,964	0.51	(k)	1.94	(k)	1.54	(k)	75
15.71	6.73	53,380	0.55	(k)	2.24	(k)(i)	11.07	(k)	50

16.56	(1.83)	19,914	1.17		1.45	(i)	3.12		19
17.01	0.26	59,407	1.15		1.13		1.74		23
17.28	11.65	59,249	1.11	(k)	1.34	(k)	2.03	(k)	75
15.71	6.12	53,060	1.15	(k)	1.63	(k)(i)	11.56	(k)	50

16.56	(1.72)	19,995	0.82		1.81	(i)	2.86		19
17.02	0.61	60,030	0.81		1.48		1.49		23
17.29	12.09	59,663	0.76	(k)	1.69	(k)	1.78	(k)	75
15.71	6.47	53,245	0.80	(k)	1.98	(k)(i)	11.31	(k)	50

16.56	(1.41)	18,756,785	0.22		2.29	(i)	0.71		19
17.02	1.21	25,280,472	0.20		2.10		0.73		23
17.29	12.75	21,360,913	0.19	(k)	2.32	(k)	0.88	(k)	75
15.71	7.11	1,664,879	0.22	(k)	4.74	(k)(i)	4.81	(k)	50

16.57	(1.33)	26,576,606	0.17		2.35	(i)	0.62		19
17.02	1.26	26,706,166	0.16		2.13		0.67		23
17.29	12.73	23,135,359	0.12	(k)	2.44	(k)	1.01	(k)	75
15.72	7.22	12,260,353	0.17	(k)	2.70	(k)(i)	1.91	(k)	50

16.56	(1.45)	7,481,943	0.42		2.08	(i)	0.91		19
17.01	0.97	7,410,367	0.41		1.97		0.92		23
17.29	12.55	3,168,728	0.38	(k)	2.23	(k)	1.28	(k)	75
15.71	6.90	918,172	0.40	(k)	2.40	(k)(i)	10.55	(k)	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$17.91	$0.19	(h)	$(0.51)	$(0.32)	$(0.20)	$(0.01)	$(0.21)
Year Ended June 30, 2015	18.03	0.33	(h)	(0.05)	0.28	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.03	0.33	(h)(i)	2.02	2.35	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	0.96	1.33	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	17.91	0.14	(h)	(0.52)	(0.38)	(0.15)	(0.01)	(0.16)
Year Ended June 30, 2015	18.03	0.22	(h)	(0.05)	0.17	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.02	0.23	(h)(i)	2.03	2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	0.96	1.23	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	17.91	0.17	(h)	(0.51)	(0.34)	(0.18)	(0.01)	(0.19)
Year Ended June 30, 2015	18.03	0.28	(h)	(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(h)(i)	2.02	2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	0.96	1.29	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	17.91	0.21	(h)	(0.50)	(0.29)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	18.03	0.40	(h)	(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(h)(i)	1.95	2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.02	1.39	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	17.92	0.22	(h)	(0.51)	(0.29)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	18.03	0.40	(h)	(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(h)(i)	1.98	2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.41	(i)	0.98	1.39	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	17.91	0.20	(h)	(0.51)	(0.31)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2015	18.03	0.37	(h)	(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(h)(i)	1.99	2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	0.98	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.38	(1.78)%	$20,126	0.58%		2.14%		2.48%		11%
17.91	1.54	63,467	0.57		1.80		1.10		17
18.03	14.75	62,504	0.53	(j)	1.94	(i)(j)	1.28	(j)	49
16.03	8.93	54,454	0.56	(j)	2.33	(i)(j)	10.57	(j)	31

17.37	(2.14)	19,932	1.18		1.54		3.00		11
17.91	0.94	62,339	1.17		1.20		1.61		17
18.03	14.16	61,763	1.13	(j)	1.34	(i)(j)	1.78	(j)	49
16.02	8.23	54,131	1.16	(j)	1.73	(i)(j)	11.07	(j)	31

17.38	(1.91)	20,032	0.83		1.89		2.74		11
17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(j)	1.69	(i)(j)	1.53	(j)	49
16.03	8.66	54,320	0.81	(j)	2.08	(i)(j)	10.82	(j)	31

17.38	(1.60)	46,666,643	0.23		2.39		0.58		11
17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(j)	2.60	(i)(j)	0.68	(j)	49
16.03	9.31	667,513	0.22	(j)	4.48	(i)(j)	6.18	(j)	31

17.38	(1.63)	82,984,417	0.18		2.49		0.49		11
17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(j)	2.53	(i)(j)	0.76	(j)	49
16.03	9.35	17,419,901	0.18	(j)	2.84	(i)(j)	1.56	(j)	31

17.37	(1.76)	15,860,081	0.43		2.20		0.77		11
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(j)	2.28	(i)(j)	1.01	(j)	49
16.03	9.10	988,689	0.41	(j)	2.52	(i)(j)	9.98	(j)	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$18.52	$0.19	(h)(i)	$(0.57)		$(0.38)	$(0.20)	$(0.01)	$(0.21)
Year Ended June 30, 2015	18.58	0.32		0.01	(j)	0.33	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.27	0.33	(h)(i)	2.35		2.68	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(i)	1.20		1.57	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	18.51	0.13	(h)(i)	(0.56)		(0.43)	(0.14)	(0.01)	(0.15)
Year Ended June 30, 2015	18.57	0.21		0.01	(j)	0.22	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.22	(h)(i)	2.35		2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(i)	1.21		1.48	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	18.51	0.16	(h)(i)	(0.55)		(0.39)	(0.18)	(0.01)	(0.19)
Year Ended June 30, 2015	18.58	0.28		(0.01	)(j)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(h)(i)	2.35		2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(i)	1.20		1.53	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	18.52	0.21	(h)(i)	(0.56)		(0.35)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	18.59	0.38		—	(j)(m)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(h)(i)	2.27		2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.25		1.64	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	18.52	0.23	(h)(i)	(0.56)		(0.33)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	18.58	0.38		0.02	(j)	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(h)(i)	2.31		2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(i)	1.21		1.63	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	18.51	0.19	(h)(i)	(0.55)		(0.36)	(0.21)	(0.01)	(0.22)
Year Ended June 30, 2015	18.58	0.34		0.01	(j)	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(h)(i)	2.29		2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.22		1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
(m)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.93	(2.04)%	$20,107	0.59%		2.06	%(i)	2.49%		7%
18.52	1.77	65,562	0.58		1.74		1.13		14
18.58	16.57	64,440	0.53	(k)	1.88	(i)(k)	1.42	(k)	40
16.27	10.55	55,293	0.57	(k)	2.33	(i)(k)	10.86	(k)	25

17.93	(2.29)	19,941	1.19		1.44	(i)	3.01		7
18.51	1.17	64,394	1.18		1.14		1.64		14
18.57	15.83	63,675	1.12	(k)	1.28	(i)(k)	1.92	(k)	40
16.27	9.91	54,964	1.17	(k)	1.73	(i)(k)	11.36	(k)	25

17.93	(2.11)	20,044	0.84		1.80	(i)	2.75		7
18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(k)	1.63	(i)(k)	1.67	(k)	40
16.27	10.28	55,156	0.82	(k)	2.08	(i)(k)	11.11	(k)	25

17.93	(1.86)	50,419,351	0.24		2.33	(i)	0.62		7
18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(k)	2.62	(i)(k)	0.76	(k)	40
16.28	11.01	1,386,248	0.24	(k)	5.51	(i)(k)	4.79	(k)	25

17.94	(1.78)	70,835,731	0.19		2.48	(i)	0.51		7
18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(k)	2.47	(i)(k)	0.90	(k)	40
16.27	10.98	13,347,658	0.20	(k)	2.79	(i)(k)	1.76	(k)	25

17.93	(1.91)	14,148,963	0.44		2.10	(i)	0.80		7
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(k)	2.33	(i)(k)	1.13	(k)	40
16.28	10.78	840,259	0.42	(k)	2.48	(i)(k)	10.56	(k)	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.11	$0.18	(h)	$(0.64)		$(0.46)	$(0.20)	$(0.01)	$(0.21)
Year Ended June 30, 2015	19.14	0.33	(h)	0.04	(i)	0.37	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.48	0.33	(h)(j)	2.67		3.00	(0.33)	(0.01)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.40		1.77	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.10	0.13	(h)	(0.64)		(0.51)	(0.15)	(0.01)	(0.16)
Year Ended June 30, 2015	19.13	0.21	(h)	0.05	(i)	0.26	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.22	(h)(j)	2.67		2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.41		1.68	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.10	0.16	(h)	(0.63)		(0.47)	(0.18)	(0.01)	(0.19)
Year Ended June 30, 2015	19.14	0.28	(h)	0.03	(i)	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(h)(j)	2.68		2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(j)	1.40		1.73	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	19.10	0.21	(h)	(0.62)		(0.41)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.14	0.40	(h)	0.03	(i)	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(h)(j)	2.55		3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.40	(j)	1.43		1.83	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	19.11	0.22	(h)	(0.64)		(0.42)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.14	0.41	(h)	0.04	(i)	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(h)(j)	2.61		3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.41		1.83	(0.35)	—	(0.35)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	19.09	0.19	(h)	(0.62)		(0.43)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2015	19.13	0.37	(h)	0.02	(i)	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(h)(j)	2.63		3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.38	(j)	1.42		1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.44	(2.40)%	$20,091	0.59%	1.96%		2.49%		8%
19.11	1.95	67,472	0.58	1.69		1.11		14
19.14	18.32	66,203	0.54	1.81	(j)(k)	1.45	(k)	36
16.48	11.89	55,947	0.58	2.31	(j)(k)	11.17	(k)	30

18.43	(2.70)	19,921	1.19	1.34		2.99		8
19.10	1.35	66,269	1.18	1.09		1.61		14
19.13	17.58	65,414	1.14	1.21	(j)(k)	1.95	(k)	36
16.48	11.25	55,613	1.18	1.71	(j)(k)	11.67	(k)	30

18.44	(2.47)	20,025	0.84	1.70		2.73		8
19.10	1.65	66,965	0.83	1.44		1.36		14
19.14	18.03	65,871	0.79	1.56	(j)(k)	1.70	(k)	36
16.48	11.62	55,807	0.83	2.06	(j)(k)	11.42	(k)	30

18.44	(2.17)	56,666,722	0.24	2.26		0.60		8
19.10	2.26	72,055,507	0.23	2.09		0.62		14
19.14	18.73	58,548,233	0.22	2.78	(j)(k)	0.73	(k)	36
16.48	12.29	974,686	0.26	4.51	(j)(k)	5.45	(k)	30

18.44	(2.20)	60,205,615	0.19	2.32		0.50		8
19.11	2.36	54,851,499	0.18	2.13		0.53		14
19.14	18.77	29,155,385	0.16	2.50	(j)(k)	0.89	(k)	36
16.48	12.33	6,769,334	0.22	2.80	(j)(k)	2.85	(k)	30

18.43	(2.27)	17,063,458	0.44	2.06		0.78		8
19.09	2.07	16,278,094	0.43	1.93		0.80		14
19.13	18.47	11,169,043	0.39	2.21	(j)(k)	1.13	(k)	36
16.48	12.06	929,479	0.43	2.45	(j)(k)	10.68	(k)	30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.57	$0.18	(h)(i)	$(0.69)		$(0.51)	$(0.20)	$(0.01)	$(0.21)
Year Ended June 30, 2015	19.57	0.32		0.07	(j)	0.39	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.67	0.31	(h)(i)	2.93		3.24	(0.32)	(0.02)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(i)	1.60		1.97	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.56	0.12	(h)(i)	(0.69)		(0.57)	(0.14)	(0.01)	(0.15)
Year Ended June 30, 2015	19.56	0.20		0.07	(j)	0.27	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.66	0.20	(h)(i)	2.93		3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(i)	1.59		1.86	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.57	0.16	(h)(i)	(0.70)		(0.54)	(0.18)	(0.01)	(0.19)
Year Ended June 30, 2015	19.57	0.27		0.07	(j)	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(h)(i)	2.92		3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(i)	1.60		1.93	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	19.58	0.22	(h)(i)	(0.70)		(0.48)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.58	0.38		0.07	(j)	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(h)(i)	2.80		3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.41	(i)	1.61		2.02	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	19.58	0.22	(h)(i)	(0.70)		(0.48)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.57	0.38		0.09	(j)	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(h)(i)	2.83		3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(i)	1.60		2.03	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	19.57	0.19	(h)(i)	(0.69)		(0.50)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2015	19.57	0.34		0.08	(j)	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(h)(i)	2.87		3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.60		1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.85	(2.59)%	$20,099	0.59%		1.86	%(i)	2.52%		16%
19.57	1.98	68,989	0.58		1.65		1.19		14
19.57	19.50	67,644	0.54	(k)	1.72	(i)(k)	1.94	(k)	37
16.67	13.21	56,597	0.59	(k)	2.29	(i)(k)	12.80	(k)	41

18.84	(2.90)	19,925	1.19		1.25	(i)	3.03		16
19.56	1.37	67,759	1.18		1.04		1.69		14
19.56	18.83	66,839	1.14	(k)	1.11	(i)(k)	2.43	(k)	37
16.66	12.49	56,260	1.19	(k)	1.69	(i)(k)	13.30	(k)	41

18.84	(2.77)	19,998	0.84		1.61	(i)	2.77		16
19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(k)	1.46	(i)(k)	2.18	(k)	37
16.67	12.93	56,455	0.84	(k)	2.04	(i)(k)	13.04	(k)	41

18.85	(2.46)	34,748,355	0.24		2.23	(i)	0.65		16
19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(k)	2.67	(i)(k)	0.91	(k)	37
16.67	13.60	606,414	0.26	(k)	5.21	(i)(k)	10.33	(k)	41

18.85	(2.44)	51,142,972	0.19		2.30	(i)	0.54		16
19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(k)	2.59	(i)(k)	1.08	(k)	37
16.67	13.65	1,295,293	0.23	(k)	2.78	(i)(k)	7.67	(k)	41

18.84	(2.56)	12,769,005	0.44		2.00	(i)	0.85		16
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(k)	2.13	(i)(k)	1.41	(k)	37
16.67	13.38	1,176,228	0.45	(k)	2.41	(i)(k)	11.89	(k)	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.83	$0.18	(h)	$(0.77)		$(0.59)	$(0.20)	$(0.01)	$(0.21)
Year Ended June 30, 2015	19.80	0.32	(h)	0.09	(i)	0.41	(0.32)	(0.06)	(0.38)
Year Ended June 30, 2014	16.72	0.32	(h)(j)	3.10		3.42	(0.32)	(0.02)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.64		2.01	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.82	0.12	(h)	(0.77)		(0.65)	(0.14)	(0.01)	(0.15)
Year Ended June 30, 2015	19.79	0.20	(h)	0.09	(i)	0.29	(0.20)	(0.06)	(0.26)
Year Ended June 30, 2014	16.72	0.20	(h)(j)	3.10		3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.65		1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.82	0.15	(h)	(0.75)		(0.60)	(0.18)	(0.01)	(0.19)
Year Ended June 30, 2015	19.80	0.27	(h)	0.08	(i)	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(h)(j)	3.10		3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (l) through June 30, 2013	15.00	0.32	(j)	1.65		1.97	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	19.83	0.21	(h)	(0.76)		(0.55)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.80	0.41	(h)	0.07	(i)	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(h)(j)	2.96		3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	19.83	0.22	(h)	(0.77)		(0.55)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.80	0.42	(h)	0.07	(i)	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(h)(j)	3.01		3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.66		2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	19.82	0.19	(h)	(0.76)		(0.57)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2015	19.79	0.37	(h)	0.07	(i)	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(h)(j)	3.04		3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.03	(2.94)%	$20,042	0.59%		1.80%		2.54%		17%
19.83	2.08	69,811	0.58		1.63		1.20		12
19.80	20.50	68,397	0.56	(k)	1.71	(j)(k)	1.93	(k)	22
16.72	13.52	56,777	0.60	(k)	2.88	(j)(k)	14.44	(k)	52

19.02	(3.25)	19,867	1.19		1.19		3.04		17
19.82	1.47	68,566	1.18		1.02		1.70		12
19.79	19.75	67,582	1.16	(k)	1.10	(j)(k)	2.44	(k)	22
16.72	12.87	56,439	1.20	(k)	1.68	(j)(k)	14.93	(k)	52

19.03	(3.02)	19,995	0.84		1.54		2.77		17
19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(k)	1.45	(j)(k)	2.18	(k)	22
16.72	13.25	56,635	0.85	(k)	2.03	(j)(k)	14.68	(k)	52

19.03	(2.76)	33,026,035	0.24		2.17		0.67		17
19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(k)	2.74	(j)(k)	0.88	(k)	22
16.72	13.92	669,908	0.27	(k)	5.57	(j)(k)	12.70	(k)	52

19.03	(2.74)	43,193,727	0.19		2.25		0.55		17
19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(k)	2.56	(j)(k)	1.04	(k)	22
16.72	13.96	504,437	0.23	(k)	2.67	(j)(k)	11.68	(k)	52

19.02	(2.86)	15,899,826	0.44		1.97		0.84		17
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(k)	2.15	(j)(k)	1.35	(k)	22
16.72	13.70	928,644	0.45	(k)	2.44	(j)(k)	14.11	(k)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.75	$0.18	(h)	$(0.75)		$(0.57)	$(0.20)	$(0.01)	$(0.21)
Year Ended June 30, 2015	19.71	0.32		0.08	(i)	0.40	(0.32)	(0.04)	(0.36)
Year Ended June 30, 2014	16.72	0.32	(h)(j)	3.05		3.37	(0.33)	(0.05)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.65		2.02	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.74	0.12	(h)	(0.75)		(0.63)	(0.14)	(0.01)	(0.15)
Year Ended June 30, 2015	19.70	0.20		0.08	(i)	0.28	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.71	0.21	(h)(j)	3.05		3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.64		1.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.74	0.15	(h)	(0.74)		(0.59)	(0.18)	(0.01)	(0.19)
Year Ended June 30, 2015	19.71	0.27		0.07	(i)	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(h)(j)	3.05		3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(j)	1.65		1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	19.75	0.21	(h)	(0.76)		(0.55)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	19.71	0.38		0.09	(i)	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(h)(j)	2.88		3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	19.76	0.23	(h)	(0.76)		(0.53)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.72	0.39		0.09	(i)	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.50	(h)(j)	2.95		3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(j)	1.65		2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	19.74	0.20	(h)	(0.75)		(0.55)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2015	19.71	0.34		0.08	(i)	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(h)(j)	3.01		3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.97	(2.86)%	$20,051	0.59%		1.80%		2.64%		15%
19.75	2.08	69,714	0.58		1.62		1.42		15
19.71	20.29	68,311	0.53	(k)	1.73	(j)(k)	3.34	(k)	31
16.72	13.56	56,774	0.60	(k)	2.28	(j)(k)	15.87	(k)	64

18.96	(3.17)	19,875	1.19		1.19		3.15		15
19.74	1.47	68,470	1.18		1.02		1.92		15
19.70	19.62	67,498	1.13	(k)	1.13	(j)(k)	3.84	(k)	31
16.71	12.84	56,435	1.20	(k)	1.68	(j)(k)	16.36	(k)	64

18.96	(2.99)	20,004	0.84		1.54		2.89		15
19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(k)	1.48	(j)(k)	3.59	(k)	31
16.72	13.29	56,632	0.85	(k)	2.03	(j)(k)	16.10	(k)	64

18.96	(2.73)	22,144,818	0.24		2.21		0.81		15
19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(k)	2.87	(j)(k)	1.32	(k)	31
16.72	13.96	197,653	0.26	(k)	3.43	(j)(k)	15.73	(k)	64

18.98	(2.66)	26,082,843	0.19		2.36		0.66		15
19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(k)	2.67	(j)(k)	1.97	(k)	31
16.72	14.00	162,602	0.23	(k)	2.41	(j)(k)	14.36	(k)	64

18.96	(2.78)	7,767,866	0.44		2.05		1.00		15
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(k)	2.10	(j)(k)	2.56	(k)	31
16.72	13.73	855,650	0.45	(k)	2.43	(j)(k)	15.61	(k)	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.74	$0.17	(h)	$(0.73)	$(0.56)	$(0.20)	$(0.02)	$(0.22)
Year Ended June 30, 2015	19.72	0.32		0.07	0.39	(0.33)	(0.04)	(0.37)
Year Ended June 30, 2014	16.73	0.33	(h)(i)	3.05	3.38	(0.34)	(0.05)	(0.39)
July 2, 2012 (k) through June 30, 2013	15.00	0.36	(i)	1.67	2.03	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.73	0.12	(h)	(0.74)	(0.62)	(0.14)	(0.02)	(0.16)
Year Ended June 30, 2015	19.71	0.20		0.07	0.27	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.21	(h)(i)	3.06	3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.65	1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.74	0.15	(h)	(0.75)	(0.60)	(0.17)	(0.02)	(0.19)
Year Ended June 30, 2015	19.71	0.27		0.08	0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(h)(i)	3.06	3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(i)	1.66	1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	19.74	0.22	(h)	(0.75)	(0.53)	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2015	19.71	0.39		0.08	0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(h)(i)	2.92	3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	19.75	0.23	(h)	(0.76)	(0.53)	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2015	19.72	0.41		0.07	0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(h)(i)	2.97	3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.66	2.09	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	19.73	0.18	(h)	(0.73)	(0.55)	(0.21)	(0.02)	(0.23)
Year Ended June 30, 2015	19.71	0.35		0.07	0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(h)(i)	3.01	3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.66	2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.96	(2.84)%	$20,080	0.59%		1.80%		2.76%		21%
19.74	1.97	69,732	0.58		1.63		1.57		11
19.72	20.36	68,363	0.55	(j)	1.77	(i)(j)	3.42	(j)	23
16.73	13.62	56,796	0.60	(j)	2.28	(i)(j)	15.61	(j)	49

18.95	(3.15)	19,906	1.19		1.19		3.29		21
19.73	1.37	68,487	1.18		1.03		2.07		11
19.71	19.68	67,548	1.15	(j)	1.17	(i)(j)	3.92	(j)	23
16.72	12.90	56,458	1.20	(j)	1.67	(i)(j)	16.10	(j)	49

18.95	(3.02)	19,979	0.84		1.54		3.03		21
19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(j)	1.52	(i)(j)	3.67	(j)	23
16.72	13.28	56,654	0.85	(j)	2.02	(i)(j)	15.85	(j)	49

18.96	(2.67)	15,602,882	0.24		2.23		0.95		21
19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(j)	2.78	(i)(j)	1.74	(j)	23
16.72	13.95	503,559	0.27	(j)	4.14	(i)(j)	14.51	(j)	49

18.96	(2.69)	12,314,887	0.19		2.32		0.81		21
19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(j)	2.60	(i)(j)	2.52	(j)	23
16.73	14.06	238,087	0.22	(j)	3.09	(i)(j)	14.50	(j)	49

18.95	(2.77)	6,344,386	0.44		1.89		1.11		21
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(j)	2.16	(i)(j)	2.90	(j)	23
16.73	13.79	860,746	0.45	(j)	2.43	(i)(j)	15.35	(j)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.41	$0.17	(h)	$(0.72)		$(0.55)	$(0.18)	$(0.01)	$(0.19)
Year Ended June 30, 2015	19.36	0.32		0.08	(i)	0.40	(0.32)	(0.03)	(0.35)
Year Ended June 30, 2014	16.71	0.33	(h)(j)	2.95		3.28	(0.40)	(0.23)	(0.63)
July 2, 2012 (l) through June 30, 2013	15.00	0.36	(j)	1.65		2.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.39	0.11	(h)	(0.71)		(0.60)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2015	19.35	0.20		0.08	(i)	0.28	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.70	0.22	(h)(j)	2.95		3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.63		1.90	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	19.40	0.15	(h)	(0.72)		(0.57)	(0.16)	(0.01)	(0.17)
Year Ended June 30, 2015	19.35	0.27		0.09	(i)	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(h)(j)	2.94		3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (l) through June 30, 2013	15.00	0.32	(j)	1.65		1.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	19.41	0.21	(h)	(0.73)		(0.52)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2015	19.36	0.39		0.08	(i)	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(h)(j)	2.77		3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.64		2.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	19.41	0.27	(h)	(0.78)		(0.51)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2015	19.36	0.40		0.08	(i)	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(h)(j)	2.89		3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(j)	1.64		2.07	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	19.40	0.19	(h)	(0.72)		(0.53)	(0.20)	(0.01)	(0.21)
Year Ended June 30, 2015	19.35	0.35		0.09	(i)	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(h)(j)	2.93		3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.64		2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.67	(2.80)%	$20,066	0.59%		1.79%		3.31%		6%
19.41	2.12	69,475	0.58		1.64		3.04		16
19.36	19.92	68,033	0.51	(k)	1.84	(j)(k)	$9.61	(k)	23
16.71	13.49	56,738	0.60	(k)	2.27	(j)(k)	$16.56	(k)	52

18.65	(3.11)	19,923	1.19		1.18		3.83		6
19.39	1.46	68,236	1.18		1.03		3.53		16
19.35	19.25	67,223	1.10	(k)	1.23	(j)(k)	$10.11	(k)	23
16.70	12.77	56,400	1.20	(k)	1.67	(j)(k)	$17.04	(k)	52

18.66	(2.93)	20,020	0.84		1.53		3.57		6
19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(k)	1.59	(j)(k)	$9.86	(k)	23
16.71	13.21	56,597	0.85	(k)	2.02	(j)(k)	$16.79	(k)	52

18.66	(2.68)	7,474,752	0.24		2.23		1.50		6
19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(k)	3.10	(j)(k)	$4.01	(k)	23
16.71	13.88	71,611	0.25	(k)	2.68	(j)(k)	$16.17	(k)	52

18.67	(2.60)	5,340,108	0.19		2.85		1.42		6
19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(k)	2.51	(j)(k)	$8.79	(k)	23
16.71	13.93	108,546	0.21	(k)	2.85	(j)(k)	$16.21	(k)	52

18.66	(2.71)	3,510,594	0.44		1.97		1.69		6
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(k)	2.04	(j)(k)	$9.30	(k)	23
16.71	13.66	901,904	0.45	(k)	2.44	(j)(k)	$16.31	(k)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$51,411,995	$25,001	$—	$51,436,996

JPMorgan SmartRetirement Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$58,317,077	$75,004	$—	$58,392,081

Depreciation in Other Financial Instruments
Futures Contracts	$(15,727)	$—	$—	$(15,727)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$157,548,240	$175,009	$—	$157,723,249

Appreciation in Other Financial Instruments
Futures Contracts	$25,180	$—	$—	$25,180

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$146,013,976	$145,007	$—	$146,158,983

Appreciation in Other Financial Instruments
Futures Contracts	$25,407	$—	$—	$25,407

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$152,122,496	$140,007	$—	$152,262,503

Appreciation in Other Financial Instruments
Futures Contracts	$20,308	$—	$—	$20,308

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$106,843,579	$470,023	$—	$107,313,602

Depreciation in Other Financial Instruments
Futures Contracts	$(101,542)	$—	$—	$(101,542)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$99,555,562	$420,021	$—	$99,975,583

Depreciation in Other Financial Instruments
Futures Contracts	$(87,247)	$—	$—	$(87,247)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$60,338,306	$270,014	$—	$60,608,320

Depreciation in Other Financial Instruments
Futures Contracts	$(55,487)	$—	$—	$(55,487)

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$36,886,650	$165,008	$—	$37,051,658

Depreciation in Other Financial Instruments
Futures Contracts	$(33,478)	$—	$—	$(33,478)

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$17,244,563	$20,001	$—	$17,264,564

Appreciation in Other Financial Instruments
Futures Contracts	$383	$—	$—	$383

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$103,303	$—	$—	$—	$—	9,619	$78,872
JPMorgan Core Bond Fund, Class R6 Shares	6,957,931	1,871,927	1,428,857	(7,910)	98,843	634,355	7,326,801
JPMorgan Corporate Bond Fund, Class R6 Shares	1,532,258	134,316	—	2,185	26,207	170,569	1,644,289
JPMorgan Emerging Economies Fund, Class R5 Shares	141,432	—	149,985	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	151,533	—	—	1,549	11,346	116,980
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	915,626	357,733	110,572	(12,839)	30,009	146,254	1,124,692
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	131,606	193,779	—	—	3,294	15,764	295,416
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	238,181	—	164,703	(49,191)	—	6,927	50,915
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,176,816	187,581	—	—	28,696	140,288	1,276,619
JPMorgan High Yield Fund, Class R6 Shares	2,474,985	2,119,281	—	2,475	102,721	621,319	4,243,605
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,345,200	406,414	78,424	(3,136)	21,047	260,241	2,628,437
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,609,007	12,164,306	12,786,161	—	2,264	4,987,152	4,987,152
JPMorgan Realty Income Fund, Class R5 Shares	1,157,427	77,511	1,242,248	(6,343)	4,540	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	1,332,434	—	67,933	13,252	101,301	1,358,450

Total	$22,783,772			$(6,826)	$332,422		$25,132,228

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$126,014	$—	$—	$—	$—	11,733	$96,212
JPMorgan Core Bond Fund, Class R6 Shares	8,576,997	1,758,747	1,769,100	(4,464)	119,632	734,294	8,481,091
JPMorgan Corporate Bond Fund, Class R6 Shares	1,868,700	134,325	89,882	(2,024)	31,550	195,783	1,887,351
JPMorgan Emerging Economies Fund, Class R5 Shares	274,400	119,845	417,295	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	421,841	—	—	4,546	33,309	343,420
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,218,812	162,291	90,718	(10,446)	36,456	161,851	1,244,634
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	305,509	93,750	—	—	3,868	18,508	346,846
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	307,983	—	215,451	(64,415)	—	8,625	63,395
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,343,973	124,095	90,047	(7,104)	31,246	141,022	1,283,301
JPMorgan High Yield Fund, Class R6 Shares	3,093,871	2,038,747	229,949	(32,582)	121,177	659,065	4,501,415

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2015 Fund (continued)
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	$2,704,442	$22,379	$116,587	$(6,403)	$22,379	253,717	$2,562,540
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,295,011	14,252,473	13,881,369	—	2,144	5,666,115	5,666,115
JPMorgan Realty Income Fund, Class R5 Shares	1,684,119	94,993	1,760,276	(5,630)	6,227	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	1,683,743	—	88,021	17,170	131,256	1,760,137

Total	$26,799,831			$(45,047)	$396,395		$28,236,457

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$123,693	$—	$—	$—	$—	11,517	$94,440
JPMorgan Core Bond Fund, Class R6 Shares	20,858,510	5,376,392	2,802,887	(4,121)	297,273	2,008,535	23,198,579
JPMorgan Corporate Bond Fund, Class R6 Shares	4,987,765	326,166	225,276	(4,690)	82,097	520,685	5,019,404
JPMorgan Emerging Economies Fund, Class R5 Shares	1,419,675	225,274	1,697,084	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	1,715,526	—	—	18,442	135,126	1,393,144
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,601,399	592,468	236,981	(27,648)	81,842	371,324	2,855,482
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,396,295	679,581	—	—	20,334	97,305	1,823,489
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	637,019	—	320,407	(96,079)	—	34,604	254,338
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,158,480	268,371	—	—	28,063	147,535	1,342,573
JPMorgan High Yield Fund, Class R6 Shares	6,540,937	4,170,490	—	5,742	261,163	1,441,526	9,845,621
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,597,175	21,546	—	—	21,546	254,766	2,573,141
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,322,390	30,676,865	31,773,468	—	947	2,225,787	2,225,787
JPMorgan Realty Income Fund, Class R5 Shares	5,800,953	483,542	6,233,917	(47,781)	22,126	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	6,406,533	—	330,150	64,403	492,319	6,601,997

Total	$51,444,291			$155,573	$898,236		$57,227,995

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$14,456,214	$5,469,412	$1,729,687	$6,497	$216,395	1,559,092	$18,007,509
JPMorgan Corporate Bond Fund, Class R6 Shares	3,601,715	402,250	—	5,251	61,254	409,919	3,951,614

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2025 Fund (continued)
JPMorgan Emerging Economies Fund, Class R5 Shares	$1,510,219	$476,055	$2,068,194	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,090,854	—	—	22,660	166,027	1,711,734
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,963,540	712,836	437,929	(50,639)	64,870	280,991	2,160,824
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,737,476	934,665	—	—	23,834	125,615	2,354,030
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	344,276	—	—	—	—	41,883	307,838
JPMorgan High Yield Fund, Class R6 Shares	4,946,582	3,537,750	—	4,550	205,179	1,142,315	7,802,011
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,390,185	30,976,904	30,798,497	—	1,077	2,568,592	2,568,592
JPMorgan Realty Income Fund, Class R5 Shares	5,843,982	21,553	5,890,278	—	21,553	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	6,581,381	—	335,907	65,526	500,904	6,717,129

Total	$36,794,189			$301,566	$682,348		$45,581,281

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$11,072,521	$3,525,021	$1,231,547	$6,550	$168,850	1,145,551	$13,231,118
JPMorgan Corporate Bond Fund, Class R6 Shares	2,904,095	286,314	216,811	(6,375)	47,382	304,192	2,932,409
JPMorgan Emerging Economies Fund, Class R5 Shares	2,002,705	505,889	2,567,187	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,595,624	—	—	28,436	208,348	2,148,067
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,955,676	582,846	602,533	(68,538)	63,377	242,582	1,865,453
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,286,107	776,133	—	—	29,831	142,749	2,675,116
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	388,176	—	—	—	—	47,223	347,092
JPMorgan High Yield Fund, Class R6 Shares	5,146,155	2,949,615	—	4,325	204,355	1,085,698	7,415,317
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,504,477	27,045,837	27,307,531	—	1,080	2,242,783	2,242,783
JPMorgan Realty Income Fund, Class R5 Shares	7,137,337	254,067	7,345,673	(33,591)	27,166	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	7,765,532	—	400,958	78,216	597,910	8,017,975

Total	$35,397,249			$303,329	$648,693		$40,875,330

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,949,876	$2,341,213	$792,763	$(175)	$79,960	556,511	$6,427,704
JPMorgan Corporate Bond Fund, Class R6 Shares	1,388,016	185,768	146,808	(5,382)	22,437	145,938	1,406,846

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2035 Fund (continued)
JPMorgan Emerging Economies Fund, Class R5 Shares	$1,389,653	$489,359	$1,918,218	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,132,849	—	—	21,511	176,018	1,814,747
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,067,664	456,497	377,741	(42,871)	35,647	143,686	1,104,945
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,861,441	619,909	—	—	23,914	114,435	2,144,520
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	199,290	—	—	—	—	24,245	178,198
JPMorgan High Yield Fund, Class R6 Shares	3,031,312	2,526,102	146,808	(12,737)	131,638	728,450	4,975,315
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,929,410	28,769,655	20,454,552	—	777	10,244,513	10,244,513
JPMorgan Realty Income Fund, Class R5 Shares	5,214,627	719,693	5,915,380	(36,709)	20,456	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	5,967,205	—	306,333	59,757	456,806	6,125,766

Total	$21,031,289			$208,459	$396,097		$34,422,554

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$2,765,374	$2,057,286	$950,347	$(4,028)	$49,058	331,580	$3,829,752
JPMorgan Corporate Bond Fund, Class R6 Shares	795,948	14,356	—	1,063	13,293	82,943	799,572
JPMorgan Emerging Economies Fund, Class R5 Shares	1,567,123	385,020	1,989,016	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,011,127	—	—	22,112	162,011	1,670,335
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	905,023	331,445	374,006	(42,552)	28,931	107,808	829,042
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,876,453	648,385	—	—	24,389	116,704	2,187,038
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	191,668	—	—	—	—	23,317	171,382
JPMorgan High Yield Fund, Class R6 Shares	2,719,795	2,253,893	146,902	(16,544)	116,922	649,164	4,433,791
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,907,096	28,468,697	21,164,672	—	685	9,211,121	9,211,121
JPMorgan Realty Income Fund, Class R5 Shares	5,293,525	606,905	5,866,300	(19,433)	20,527	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	5,939,593	—	306,535	59,796	457,105	6,129,782

Total	$18,022,005			$225,041	$335,713		$29,261,815

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,543,233	$1,114,734	$309,105	$614	$27,798	201,066	$2,322,307
JPMorgan Corporate Bond Fund, Class R6 Shares	465,992	8,404	—	622	7,782	48,559	468,113

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2045 Fund (continued)
JPMorgan Emerging Economies Fund, Class R5 Shares	$815,257	$297,844	$1,144,029	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	1,247,547	—	—	13,814	101,214	1,043,513
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	469,570	332,475	247,906	(25,307)	16,916	69,432	533,929
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,017,743	520,718	—	—	15,060	72,066	1,350,511
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	86,085	—	—	—	—	10,473	76,974
JPMorgan High Yield Fund, Class R6 Shares	1,479,396	1,560,603	77,276	(6,536)	68,742	400,030	2,732,202
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,082,061	18,486,931	14,298,646	—	479	5,270,346	5,270,346
JPMorgan Realty Income Fund, Class R5 Shares	2,942,119	619,306	3,562,614	(23,092)	11,893	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	3,686,021	—	188,087	36,691	280,476	3,761,179

Total	$9,901,456			$134,388	$199,175		$17,559,074

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$968,176	$854,934	$352,627	$(1,367)	$17,275	125,882	$1,453,939
JPMorgan Corporate Bond Fund, Class R6 Shares	314,565	61,781	47,797	(2,107)	5,034	33,588	323,786
JPMorgan Emerging Economies Fund, Class R5 Shares	540,920	159,941	716,505	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	798,172	—	—	8,839	64,756	667,630
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	312,027	121,773	104,914	(11,836)	10,247	41,209	316,895
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	757,241	144,685	—	—	8,630	41,297	773,909
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	60,088	—	—	—	—	7,310	53,728
JPMorgan High Yield Fund, Class R6 Shares	935,421	990,636	134,850	(16,371)	42,245	241,367	1,648,540
JPMorgan Prime Money Market Fund, Institutional Class Shares	631,838	12,222,327	9,725,292	—	238	3,128,873	3,128,873
JPMorgan Realty Income Fund, Class R5 Shares	1,909,551	215,204	2,118,567	(11,665)	7,219	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	2,222,903	—	113,888	22,216	169,830	2,277,414

Total	$6,429,827			$70,542	$121,943		$10,644,714

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$326,137	$412,151	$68,439	$326	$6,579	57,367	$662,583
JPMorgan Corporate Bond Fund, Class R6 Shares	83,198	64,339	—	151	1,804	15,143	145,982

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan SmartRetirement Blend 2055 Fund (continued)
JPMorgan Emerging Economies Fund, Class R5 Shares	$217,381	$49,188	$271,985	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	359,296	—	—	3,706	30,045	309,768
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	105,810	85,178	55,984	(5,843)	3,783	16,953	130,372
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	246,012	178,145	—	—	3,864	20,087	376,426
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	31,281	—	—	—	—	3,805	27,970
JPMorgan High Yield Fund, Class R6 Shares	333,793	475,536	—	406	16,509	110,264	753,101
JPMorgan Prime Money Market Fund, Institutional Class Shares	149,134	6,711,082	6,098,257	—	116	761,959	761,959
JPMorgan Realty Income Fund, Class R5 Shares	652,626	181,029	836,057	(5,015)	2,808	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	1,023,312	—	48,211	9,405	76,853	1,030,603

Total	$2,145,372			$38,236	$48,574		$4,198,764

C. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Interest Rate	$238,809	(a)	$—

JPMorgan SmartRetirement Blend 2015 Fund
Long Futures Contracts:
Equity	233,001		1,119,470

Short Futures Contracts:
Interest Rate	239,102	(a)	—

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	$1,672,777		$1,628,320

Short Futures Contracts:
Interest Rate	357,773	(a)	—
JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	1,719,076		1,537,930
Interest Rate	102,549		—

Short Futures Contracts:
Interest Rate	357,773	(a)	—

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	1,953,392		1,752,850

Short Futures Contracts:
Interest Rate	438,315	(b)	—

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	2,468,349		9,464,610

Short Futures Contracts:
Interest Rate	239,102	(a)	—

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	2,066,924		8,446,910

Short Futures Contracts:
Interest Rate	238,516	(a)	—

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	1,334,989		5,292,040

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	714,023		3,053,100

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	116,107		203,540

(a)	For the period July 1, 2015 through July 31, 2015.
(b)	For the period July 1, 2015 through August 31, 2015.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(15,727)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$25,180

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$25,407

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$20,308

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(101,542)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(87,247)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(55,487)

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(33,478)

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$383

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2015, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,265

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,956)

JPMorgan SmartRetirement Blend 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,898)
Equity contracts	(7,980)

Total	$(9,878)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4
Equity contracts	(8,301)

Total	$(8,297)

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(855)
Equity contracts	(66,664)

Total	$(67,519)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$6
Equity contracts	74,590

Total	$74,596

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$784
Equity contracts	(125,045)

Total	$(124,261)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$966
Equity contracts	58,878

Total	$59,844

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,852)
Equity contracts	(108,865)

Total	$(113,717)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,610
Equity contracts	53,856

Total	$55,466

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(601)
Equity contracts	(55,519)

Total	$(56,120)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4
Equity contracts	(79,235)

Total	$(79,231)

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(758)
Equity contracts	(53,518)

Total	$(54,276)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4
Equity contracts	(64,365)

Total	$(64,361)

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(36,921)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(43,905)

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(7,509)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(27,435)

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(3,246)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,895

The Funds’ derivatives contracts held at December 31, 2015 are not accounted for as hedging instruments under GAAP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agent fees	$154	$154	$154	$342	$527	$239	$1,570
Sub-transfer agent fees	—	—	—	6,586	—	990	7,576
JPMorgan SmartRetirement Blend 2015 Fund
Transfer agent fees	154	154	153	381	536	292	1,670
Sub-transfer agent fees	—	—	—	5,543	—	1,478	7,021
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agent fees	153	153	153	460	751	406	2,076
Sub-transfer agent fees	—	—	—	12,171	—	1,817	13,988
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agent fees	153	153	153	452	698	461	2,070
Sub-transfer agent fees	—	—	—	17,059	—	2,948	20,007
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agent fees	153	153	153	511	707	432	2,109
Sub-transfer agent fees	—	—	—	19,704	—	2,633	22,337
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agent fees	153	153	153	394	666	381	1,900
Sub-transfer agent fees	—	—	—	13,267	—	3,277	16,544
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agent fees	153	153	153	398	645	554	2,056
Sub-transfer agent fees	—	—	—	13,415	—	2,914	16,329
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agent fees	153	153	153	351	578	438	1,826
Sub-transfer agent fees	—	—	—	12,237	—	3,013	15,250

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agent fees	$153	$153	$153	$333	$535	$389	$1,716
Sub-transfer agent fees	—	—	—	8,943	—	1,882	10,825
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agent fees	153	153	153	294	529	597	1,879
Sub-transfer agent fees	—	—	—	3,139	—	580	3,719

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the six months ended December 31, 2015 and are in place until at least October 31, 2016.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and above 0.05% for Class R5 Shares, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$76,256	$18,626	$6,647	$101,529	$32,081
JPMorgan SmartRetirement Blend 2015 Fund	91,463	20,097	7,133	118,693	25,723
JPMorgan SmartRetirement Blend 2020 Fund	229,334	12,996	14,223	256,553	403
JPMorgan SmartRetirement Blend 2025 Fund	202,127	15,605	18,173	235,905	2,415
JPMorgan SmartRetirement Blend 2030 Fund	217,831	14,539	21,368	253,738	1,310
JPMorgan SmartRetirement Blend 2035 Fund	153,697	18,174	13,873	185,744	11,003
JPMorgan SmartRetirement Blend 2040 Fund	144,594	18,489	13,035	176,118	14,171
JPMorgan SmartRetirement Blend 2045 Fund	83,493	20,675	9,703	113,871	33,591
JPMorgan SmartRetirement Blend 2050 Fund	52,056	14,202	6,476	72,734	44,830
JPMorgan SmartRetirement Blend 2055 Fund	19,967	5,448	3,083	28,498	54,916

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

During the six months ended December 31, 2015, the Funds and/or certain affiliated Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$11,199,588	$6,873,120
JPMorgan SmartRetirement Blend 2015 Fund	10,609,885	10,804,998
JPMorgan SmartRetirement Blend 2020 Fund	31,129,843	16,331,832
JPMorgan SmartRetirement Blend 2025 Fund	30,368,296	8,923,747
JPMorgan SmartRetirement Blend 2030 Fund	25,953,011	11,717,902
JPMorgan SmartRetirement Blend 2035 Fund	22,513,445	15,958,122
JPMorgan SmartRetirement Blend 2040 Fund	21,708,269	16,073,053
JPMorgan SmartRetirement Blend 2045 Fund	16,324,432	8,243,173
JPMorgan SmartRetirement Blend 2050 Fund	10,220,834	7,029,010
JPMorgan SmartRetirement Blend 2055 Fund	6,967,895	813,851

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$51,484,040	$1,289,104	$1,336,148	$(47,044)
JPMorgan SmartRetirement Blend 2015 Fund	57,544,556	2,301,178	1,453,653	847,525
JPMorgan SmartRetirement Blend 2020 Fund	156,179,653	5,817,394	4,273,798	1,543,596
JPMorgan SmartRetirement Blend 2025 Fund	145,443,396	5,003,284	4,287,697	715,587
JPMorgan SmartRetirement Blend 2030 Fund	150,350,032	6,612,868	4,700,397	1,912,471
JPMorgan SmartRetirement Blend 2035 Fund	106,650,504	4,125,147	3,462,049	663,098
JPMorgan SmartRetirement Blend 2040 Fund	98,746,832	4,467,792	3,239,041	1,228,751
JPMorgan SmartRetirement Blend 2045 Fund	60,565,328	1,993,255	1,950,263	42,992
JPMorgan SmartRetirement Blend 2050 Fund	36,597,076	1,597,595	1,143,013	454,582
JPMorgan SmartRetirement Blend 2055 Fund	17,282,470	448,504	466,410	(17,906)

At June 30, 2015, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, the Funds each had two shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively owned shares representing the following percentage of each applicable Fund’s net assets:

% of the Fund
JPMorgan SmartRetirement Blend Income Fund	58.8%
JPMorgan SmartRetirement Blend 2015 Fund	58.7
JPMorgan SmartRetirement Blend 2020 Fund	65.3
JPMorgan SmartRetirement Blend 2025 Fund	62.4
JPMorgan SmartRetirement Blend 2030 Fund	67.5
JPMorgan SmartRetirement Blend 2035 Fund	55.3
JPMorgan SmartRetirement Blend 2040 Fund	58.0
JPMorgan SmartRetirement Blend 2045 Fund	58.6
JPMorgan SmartRetirement Blend 2050 Fund	55.7
JPMorgan SmartRetirement Blend 2055 Fund	51.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$984.70	$2.89	0.58%
Hypothetical	1,000.00	1,022.22	2.95	0.58
Class C
Actual	1,000.00	981.70	5.83	1.17
Hypothetical	1,000.00	1,019.25	5.94	1.17
Class R2
Actual	1,000.00	983.40	4.09	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R5
Actual	1,000.00	985.90	1.10	0.22
Hypothetical	1,000.00	1,024.03	1.12	0.22
Class R6
Actual	1,000.00	986.10	0.85	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Select Class
Actual	1,000.00	984.90	2.10	0.42
Hypothetical	1,000.00	1,023.03	2.14	0.42

JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	1,000.00	984.70	2.84	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class C
Actual	1,000.00	981.70	5.83	1.17
Hypothetical	1,000.00	1,019.25	5.94	1.17

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual	$1,000.00	$982.80	$4.09	0.82%
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R5
Actual	1,000.00	985.90	1.10	0.22
Hypothetical	1,000.00	1,024.03	1.12	0.22
Class R6
Actual	1,000.00	986.70	0.85	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Select Class
Actual	1,000.00	985.50	2.10	0.42
Hypothetical	1,000.00	1,023.03	2.14	0.42

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	982.20	2.89	0.58
Hypothetical	1,000.00	1,022.22	2.95	0.58
Class C
Actual	1,000.00	978.60	5.87	1.18
Hypothetical	1,000.00	1,019.20	5.99	1.18
Class R2
Actual	1,000.00	980.90	4.13	0.83
Hypothetical	1,000.00	1,020.96	4.22	0.83
Class R5
Actual	1,000.00	984.00	1.15	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R6
Actual	1,000.00	983.70	0.90	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18
Select Class
Actual	1,000.00	982.40	2.14	0.43
Hypothetical	1,000.00	1,022.97	2.19	0.43

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	979.60	2.94	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class C
Actual	1,000.00	977.10	5.91	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R2
Actual	1,000.00	978.90	4.18	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R5
Actual	1,000.00	981.40	1.20	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	982.20	0.95	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Select Class
Actual	1,000.00	980.90	2.19	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	$1,000.00	$976.00	$2.93	0.59%
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class C
Actual	1,000.00	973.00	5.90	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R2
Actual	1,000.00	975.30	4.17	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R5
Actual	1,000.00	978.30	1.19	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	978.00	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Select Class
Actual	1,000.00	977.30	2.19	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	974.10	2.93	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class C
Actual	1,000.00	971.00	5.90	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R2
Actual	1,000.00	972.30	4.16	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R5
Actual	1,000.00	975.40	1.19	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	975.60	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Select Class
Actual	1,000.00	974.40	2.18	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	970.60	2.92	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class C
Actual	1,000.00	967.50	5.89	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R2
Actual	1,000.00	969.80	4.16	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R5
Actual	1,000.00	972.40	1.19	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	972.60	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2040 Fund (continued)
Select Class
Actual	$1,000.00	$971.40	$2.18	0.44%
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	1,000.00	971.40	2.92	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class C
Actual	1,000.00	968.30	5.89	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R2
Actual	1,000.00	970.10	4.16	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R5
Actual	1,000.00	973.20	1.19	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	973.40	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Select Class
Actual	1,000.00	972.20	2.18	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	971.60	2.92	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class C
Actual	1,000.00	968.50	5.89	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R2
Actual	1,000.00	969.80	4.16	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R5
Actual	1,000.00	973.30	1.19	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	973.10	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Select Class
Actual	1,000.00	972.30	2.18	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	972.00	2.92	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class C
Actual	1,000.00	968.90	5.89	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R2
Actual	1,000.00	970.70	4.16	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2055 Fund (continued)
Class R5
Actual	$1,000.00	$973.20	$1.19	0.24%
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	974.00	0.94	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Select Class
Actual	1,000.00	972.90	2.18	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the

Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds,

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory,

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2015 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance was in the second and first quintiles for Class A and Select Class shares for the one-year period ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance was in the second and first quintiles for Class A and Select Class shares for the one-year period ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance was in the second and first quintiles for Class A and Select Class shares for the one-year period ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory for Class A and Select Class shares was in the fourth and fifth quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2015

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2015.	SAN-SRB-1215

Semi-Annual Report

JPMorgan SmartAllocation Funds

December 31, 2015 (Unaudited)

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	1

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	-4.01%
MSCI World Index (net of foreign withholding taxes)	-3.41%
Standard & Poor’s 500 Index	0.15%

Net Assets as of 12/31/15	$134,265,224

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

U.S. equity markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in Shanghai/Shenzhen equity markets. A global sell-off followed on August 24, 2015, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. For the six month ended December 31, 2015, the S&P 500 returned 0.15%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI World Index (net of foreign withholding taxes) and underperformed the S&P 500 (the “Benchmark”) for the six months ended December 31, 2015. Based on their view of market conditions and valuations, the

Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation.

During the reporting period, the Fund’s allocation to U.S. equities and REITs made a positive contribution to performance relative to the Benchmark and the MSCI World Index (net of foreign withholdings), while the Fund’s exposure to emerging market equities detracted from relative performance.

In general, the Fund’s security selection detracted from relative performance over the last six months. Allocations to the Growth Advantage Fund helped performance relative to both the Benchmark and the MSCI World Index. The Fund’s allocation to the JPMorgan Emerging Markets Equity Fund detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the period, the Fund had a slight overweight to U.S. large cap equities, offset by an underweight position in emerging market equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	59.9%
International Equity	33.3
Alternative Assets	6.0
Others (each less than 1.0%)	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

2	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		(4.28)%	(1.83)%	8.86%	9.91%
With Sales Charge**		(9.31)	(6.99)	6.93	8.23
CLASS C SHARES	July 2, 2012
Without CDSC		(4.51)	(2.31)	8.30	9.35
With CDSC***		(5.51)	(3.31)	8.30	9.35
CLASS R2 SHARES	July 2, 2012	(4.38)	(2.08)	8.59	9.63
CLASS R5 SHARES	July 2, 2012	(4.07)	(1.40)	9.34	10.39
CLASS R6 SHARES	July 2, 2012	(4.01)	(1.34)	9.41	10.45
SELECT CLASS SHARES	July 2, 2012	(4.17)	(1.60)	9.12	10.17

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global

Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	3

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 46.1%
	International Equity — 15.6%
245,278	iShares MSCI EAFE ETF	14,410,083
201,370	iShares MSCI Emerging Markets ETF	6,482,100

	Total International Equity	20,892,183

	U.S. Equity — 30.5%
28,794	iShares Russell 2000 ETF	3,239,613
30,378	iShares Russell Mid-Cap ETF	4,870,201
175,748	Vanguard S&P 500 ETF	32,852,573

	Total U.S. Equity	40,962,387

	Total Exchange-Traded Funds (Cost $62,227,396)	61,854,570

Investment Companies — 53.0% (b)
	Alternative Assets — 6.0%
600,102	JPMorgan Realty Income Fund, Class R6 Shares	8,047,364

	International Equity — 17.6%
412,188	JPMorgan Emerging Economies Fund, Class R6 Shares	4,249,661
228,366	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,279,578
356,115	JPMorgan International Equity Fund, Class R6 Shares	5,128,060
351,205	JPMorgan International Opportunities Fund, Class R6 Shares	5,025,744
261,567	JPMorgan Intrepid International Fund, Class R6 Shares	4,980,232

	Total International Equity	23,663,275

SHARES	SECURITY DESCRIPTION	VALUE($)
	Money Market — 0.3%
354,918	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (l)	354,918

	U.S. Equity — 29.1%
528,628	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	8,236,031
223,236	JPMorgan Intrepid America Fund, Class R6 Shares	7,840,054
45,676	JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,950,347
819,326	JPMorgan U.S. Equity Fund, Class R6 Shares	11,331,282
125,959	JPMorgan U.S. Small Company Fund, Class R6 Shares	1,918,363
281,805	JPMorgan Value Advantage Fund, Institutional Class Shares	7,870,813

	Total U.S. Equity	39,146,890

	Total Investment Companies (Cost $74,043,880)	71,212,447

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
747,000	U.S. Treasury Note, 0.375%, 03/31/16 (k) (Cost $747,053)	747,029

	Total Investments — 99.7% (Cost $137,018,329)	133,814,046
	Other Assets in Excess of Liabilities — 0.3%	451,178

	NET ASSETS — 100.0%	$134,265,224

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	TOPIX Index	03/10/16	JPY	$901,244	$(15,180)
46	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	1,640,688	32,936
11	E-mini S&P 500	03/18/16	USD	1,119,470	18,880
	Short Futures Outstanding
(10)	Hang Seng Index	01/28/16	HKD	(1,413,539)	3,429
(3)	S&P/Toronto 60 Index	03/17/16	CAD	(329,942)	(5,250)
(5)	SPI 200 Index	03/17/16	AUD	(478,847)	(32,480)

					$2,335

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange-Traded Fund
EUR	— Euro
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
SPI	— Australian Securities Exchange
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2015.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$62,601,599
Investments in affiliates, at value	71,212,447

Total investment securities, at value	133,814,046
Receivables:
Investment securities sold	1,372,167
Fund shares sold	5,492
Interest from non-affiliates	712
Dividends from affiliates	60
Variation margin on futures contracts	177,522
Due from Adviser	1,859
Other assets	21,317

Total Assets	135,393,175

LIABILITIES:
Payables:
Distributions	154,485
Fund shares redeemed	955,436
Accrued liabilities:
Administration fees	5,519
Distribution fees	343
Shareholder servicing fees	63
Custodian and accounting fees	5,835
Trustees’ and Chief Compliance Officer’s fees	53
Other	6,217

Total Liabilities	1,127,951

Net Assets	$134,265,224

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$137,875,775
Accumulated undistributed (distributions in excess of) net investment income	(345,994)
Accumulated net realized gains (losses)	(60,920)
Net unrealized appreciation (depreciation)	(3,203,637)

Total Net Assets	$134,265,224

Net Assets:
Class A	$427,926
Class C	379,874
Class R2	19,456
Class R5	19,532
Class R6	132,601,987
Select Class	816,449

Total	$134,265,224

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	21,776
Class C	19,349
Class R2	979
Class R5	988
Class R6	6,707,933
Select Class	41,349

Net Asset Value (a):
Class A — Redemption price per share	$19.65
Class C — Offering price per share (b)	19.63
Class R2 — Offering and redemption price per share	19.87
Class R5 — Offering and redemption price per share	19.78
Class R6 — Offering and redemption price per share	19.77
Select Class — Offering and redemption price per share	19.75
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.74

Cost of investments in non-affiliates	$62,974,449
Cost of investments in affiliates	74,043,880

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

SmartAllocation Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$453
Dividend income from non-affiliates	692,907
Dividend income from affiliates	674,608

Total investment income	1,367,968

EXPENSES:
Investment advisory fees	357,842
Administration fees	58,576
Distribution fees:
Class A	572
Class C	1,297
Class R2	50
Shareholder servicing fees:
Class A	572
Class C	432
Class R2	25
Class R5	6
Select Class	921
Custodian and accounting fees	11,236
Interest expense to non-affiliates	206
Professional fees	16,462
Trustees’ and Chief Compliance Officer’s fees	541
Printing and mailing costs	5,893
Registration and filing fees	31,869
Transfer agent fees (See Note 2.E.)	2,041
Sub-transfer agent fee (See Note 2.E.)	16
Other	3,428

Total expenses	491,985

Less fees waived	(373,278)
Less expense reimbursements	(936)

Net expenses	117,771

Net investment income (loss)	1,250,197

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,195,669)
Investments in affiliates	(652,252)
Futures	(14,343)
Foreign currency transactions	(336)

Net realized gain (loss)	(1,862,600)

Distributions of capital gains received from investment company affiliates	1,975,624

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,221,612)
Investments in affiliates	(4,763,756)
Futures	4,311
Foreign currency translations	(636)

Change in net unrealized appreciation/depreciation	(6,981,693)

Net realized/unrealized gains (losses)	(6,868,669)

Change in net assets resulting from operations	$(5,618,472)

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,250,197	$1,232,840
Net realized gain (loss)	(1,862,600)	(55,311)
Distributions of capital gains received from investment company affiliates	1,975,624	748,120
Change in net unrealized appreciation/depreciation	(6,981,693)	(1,292,513)

Change in net assets resulting from operations	(5,618,472)	633,136

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,396)	(6,191)
From net realized gains	(2,007)	(3,087)
Class C
From net investment income	(3,715)	(1,912)
From net realized gains	(1,779)	(1,254)
Class R2
From net investment income	—	(1,188)
From net realized gains	(92)	(637)
Class R5
From net investment income	(319)	(1,444)
From net realized gains	(91)	(643)
Class R6
From net investment income	(2,329,043)	(956,407)
From net realized gains	(625,992)	(422,019)
Select Class
From net investment income	(12,899)	(3,932)
From net realized gains	(3,810)	(1,944)

Total distributions to shareholders	(2,985,143)	(1,400,658)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,062,177)	104,358,619

NET ASSETS:
Change in net assets	(18,665,792)	103,591,097
Beginning of period	152,931,016	49,339,919

End of period	$134,265,224	$152,931,016

Accumulated undistributed (distributions in excess of) net investment income	$(345,994)	$755,181

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$131,052	$233,205
Distributions reinvested	7,403	9,278
Cost of shares redeemed	(186,443)	(56,055)

Change in net assets resulting from Class A capital transactions	$(47,988)	$186,428

Class C
Proceeds from shares issued	$114,961	$297,976
Distributions reinvested	5,494	3,166
Cost of shares redeemed	(85,890)	(112,953)

Change in net assets resulting from Class C capital transactions	$34,565	$188,189

Class R2
Distributions reinvested	$92	$1,825
Cost of shares redeemed	(52,136)	—

Change in net assets resulting from Class R2 capital transactions	$(52,044)	$1,825

Class R5
Distributions reinvested	$410	$2,087
Cost of shares redeemed	(53,668)	—

Change in net assets resulting from Class R5 capital transactions	$(53,258)	$2,087

Class R6
Proceeds from shares issued	$10,799,844	$109,430,640
Distributions reinvested	2,756,081	1,378,426
Cost of shares redeemed	(23,980,006)	(5,966,961)

Change in net assets resulting from Class R6 capital transactions	$(10,424,081)	$104,842,105

Select Class
Proceeds from shares issued	$496,854	$196,671
Distributions reinvested	16,656	5,835
Cost of shares redeemed	(32,881)	(1,064,521)

Change in net assets resulting from Select Class capital transactions	$480,629	$(862,015)

Total change in net assets resulting from capital transactions	$(10,062,177)	$104,358,619

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	6,633	11,070
Reinvested	377	455
Redeemed	(9,119)	(2,728)

Change in Class A Shares	(2,109)	8,797

Class C
Issued	5,739	14,254
Reinvested	280	156
Redeemed	(4,169)	(5,435)

Change in Class C Shares	1,850	8,975

Class R2
Reinvested	4	90
Redeemed	(2,480)	—

Change in Class R2 Shares	(2,476)	90

Class R5
Reinvested	21	102
Redeemed	(2,532)	—

Change in Class R5 Shares	(2,511)	102

Class R6
Issued	553,234	5,144,846
Reinvested	139,378	67,253
Redeemed	(1,180,173)	(282,655)

Change in Class R6 Shares	(487,561)	4,929,444

Select Class
Issued	23,461	9,571
Reinvested	844	285
Redeemed	(1,667)	(51,735)

Change in Select Class Shares	22,638	(41,879)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartAllocation Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$20.89	$0.13	(h)(i)	$(1.03)	$(0.90)	$(0.25)	$(0.09)	$(0.34)
Year Ended June 30, 2015	20.82	0.23	(h)(i)	0.41	0.64	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2014	17.29	0.25	(h)(i)	3.50	3.75	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2015 (Unaudited)	20.86	0.10	(h)(i)	(1.05)	(0.95)	(0.19)	(0.09)	(0.28)
Year Ended June 30, 2015	20.81	0.10	(h)(i)	0.43	0.53	(0.29)	(0.19)	(0.48)
Year Ended June 30, 2014	17.24	0.16	(h)(i)	3.49	3.65	(0.06)	(0.02)	(0.08)
July 2, 2012 (k) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	20.88	0.10	(h)(i)	(1.02)	(0.92)	— (i)	(0.09)	(0.09)
Year Ended June 30, 2015	20.84	0.16	(h)(i)	0.42	0.58	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2014	17.26	0.18	(h)(i)	3.53	3.71	(0.11)	(0.02)	(0.13)
July 2, 2012 (k) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	21.05	0.18	(h)(i)	(1.03)	(0.85)	(0.33)	(0.09)	(0.42)
Year Ended June 30, 2015	20.93	0.31	(h)(i)	0.42	0.73	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2014	17.33	0.31	(h)(i)	3.54	3.85	(0.23)	(0.02)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	21.06	0.18	(h)(i)	(1.03)	(0.85)	(0.35)	(0.09)	(0.44)
Year Ended June 30, 2015	20.94	0.35	(h)(i)	0.39	0.74	(0.43)	(0.19)	(0.62)
Year Ended June 30, 2014	17.33	0.41	(h)(i)	3.46	3.87	(0.24)	(0.02)	(0.26)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	21.03	0.18	(h)(i)	(1.05)	(0.87)	(0.32)	(0.09)	(0.41)
Year Ended June 30, 2015	20.90	0.18	(h)(i)	0.51	0.69	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2014	17.31	0.28	(h)(i)	3.53	3.81	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the year ended June 30, 2014.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.65	(4.28)%	$427,926	0.66%		1.31	%(i)	1.34%		12%
20.89	3.14	498,867	0.64		1.10	(i)	1.39		16
20.82	21.76	314,143	0.55	(j)	1.31	(i)(j)	2.15	(j)	18
17.29	15.77	68,166	0.64	(j)	1.56	(j)	19.01	(j)	47

19.63	(4.51)	379,874	1.16		0.95	(i)	1.84		12
20.86	2.59	365,005	1.14		0.48	(i)	1.86		16
20.81	21.18	177,347	1.04	(j)	0.83	(i)(j)	2.78	(j)	18
17.24	15.16	57,583	1.14	(j)	0.99	(j)	19.29	(j)	47

19.87	(4.38)	19,456	0.91		1.03	(i)	3.00		12
20.88	2.86	72,127	0.89		0.79	(i)	1.64		16
20.84	21.50	70,122	0.75	(j)	0.92	(i)(j)	2.95	(j)	18
17.26	15.43	57,726	0.89	(j)	1.24	(j)	19.04	(j)	47

19.78	(4.02)	19,532	0.21		1.73	(i)	2.30		12
21.05	3.59	73,655	0.19		1.49	(i)	0.94		16
20.93	22.30	71,108	0.05	(j)	1.62	(i)(j)	2.25	(j)	18
17.33	16.29	58,128	0.19	(j)	1.94	(j)	18.35	(j)	47

19.77	(4.01)	132,601,987	0.16		1.76	(i)	0.68		12
21.06	3.61	151,527,926	0.15		1.68	(i)	0.81		16
20.94	22.40	47,440,627	0.13	(j)	2.10	(i)(j)	1.14	(j)	18
17.33	16.31	58,152	0.15	(j)	1.99	(j)	18.30	(j)	47

19.75	(4.12)	816,449	0.41		1.78	(i)	1.10		12
21.03	3.41	393,436	0.38		0.84	(i)	1.15		16
20.90	22.04	1,266,572	0.26	(j)	1.42	(i)(j)	2.36	(j)	18
17.31	16.04	870,195	0.39	(j)	1.74	(j)	18.55	(j)	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

14	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$133,067,017	$747,029	$—	$133,814,046

Appreciation in Other Financial Instruments
Futures Contracts	$55,245	$—	$—	$55,245

Depreciation in Other Financial Instruments
Futures Contracts	$(52,910)	$—	$—	$(52,910)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan Emerging Economies Fund, Class R5 Shares	$4,719,921	$419,155	$5,213,317	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	5,473,798	251,096	(55,702)	56,257	412,188	4,249,661
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,728,150	1,021,440	732,822	(156,896)	47,723	228,366	4,279,578
JPMorgan Growth Advantage Fund, Class R6 Shares	9,519,950	688,143	1,638,601	304,033	—	528,628	8,236,031
JPMorgan International Equity Fund, Class R6 Shares	5,426,117	879,156	691,823	(86,792)	25,490	356,115	5,128,060
JPMorgan International Opportunities Fund, Class R6 Shares	5,586,408	34,094	273,331	(29,704)	34,094	351,205	5,025,744
JPMorgan Intrepid America Fund, Class R5 Shares	9,171,761	—	8,693,410	(48,058)	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	8,064,319	—	465,725	112,729	223,236	7,840,054
JPMorgan Intrepid International Fund, Class R6 Shares	—	5,915,325	622,080	(49,095)	106,079	261,567	4,980,232
JPMorgan Intrepid International Fund, Institutional Class Shares	5,461,065	—	5,405,033	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	2,279,657	106,189	204,224	73,269	4,793	45,676	1,950,347
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,004,853	7,830,924	10,480,859	—	311	354,918	354,918
JPMorgan Realty Income Fund, Class R5 Shares	9,133,967	30,074	9,394,949	(59,273)	30,074	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	8,215,409	257,289	397,260	81,013	600,102	8,047,364
JPMorgan U.S. Equity Fund, Class R6 Shares	12,987,672	615,679	1,487,356	486,893	74,665	819,326	11,331,282
JPMorgan U.S. Small Company Fund, Class R6 Shares	2,296,051	100,909	204,224	58,500	12,262	125,959	1,918,363
JPMorgan Value Advantage Fund, Institutional Class Shares	8,849,933	567,934	949,184	23,212	89,118	281,805	7,870,813

	$83,165,505			$1,323,372	$674,608		$71,212,447

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2015:

Futures Contracts:
Average Notional Balance Long	$3,920,259
Average Notional Balance Short	2,084,958
Ending Notional Balance Long	3,661,402
Ending Notional Balance Short	2,222,328

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Fund for the six months ended December 31, 2015 are as follows:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
Transfer agent fees	$353	$260	$158	$158	$502	$610	$2,041
Sub-transfer agent fees	—	—	—	—	—	16	16

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

16	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$37	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The expense limitation agreement was in effect for the six months ended December 31, 2015 and is in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Contractual Reimbursements
$357,842	$14,175	$1,261	$373,278	$936

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$16,722,430	$24,639,993

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$137,018,329	$2,502,809	$5,707,092	$(3,204,283)

At June 30, 2015, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

18	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2015, the Fund had two shareholders which are accounts maintained by financial intermediaries on behalf of their clients, that collectively own shares representing 57.2% of the Fund’s net assets.

As of December 31, 2015, the Adviser or an affiliate had discretion on behalf of certain of their clients with respect to the purchase or sale of shares representing 26.4% of the Fund’s net assets.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$957.20	$3.25	0.66%
Hypothetical	1,000.00	1,021.82	3.35	0.66
Class C
Actual	1,000.00	954.90	5.70	1.16
Hypothetical	1,000.00	1,019.30	5.89	1.16
Class R2
Actual	1,000.00	956.20	4.47	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91
Class R5
Actual	1,000.00	959.80	1.03	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21
Class R6
Actual	1,000.00	959.90	0.79	0.16
Hypothetical	1,000.00	1,024.33	0.81	0.16
Select Class
Actual	1,000.00	958.80	2.02	0.41
Hypothetical	1,000.00	1,023.08	2.08	0.41

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds in which the Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information included the Fund’s and Underlying Funds’ performance as compared to the performance of Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and the Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund and Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that

22	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the Trustees’

independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for a certain representative class are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Select Class shares were in the first and second quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2015	JPMORGAN SMARTALLOCATION FUNDS	23

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Fund elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
SmartAllocation Equity Fund	$267,119	$41,267

24	JPMORGAN SMARTALLOCATION FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-SAE-1215

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
March 4, 2016